GMO VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Value Fund returned -3.6% in the year ending February 28, 2002, outperforming the Russell 1000 Value's decline of 3.9% and the S&P 500's decline of 9.5%. Our disciplined approach to valuing companies continued to pay dividends, as investors sought investments that provided good return prospects with lower risk.

THEMES

We constructed the Value Fund with several broad themes in mind:

- Corporate profit growth would not meet the expectations of investors in 2001. Profit margins were at record levels, and it was unreasonable to believe profits would be flat in an economic slowdown. As a result, we favored companies with less dependence on economic growth that met our valuation criteria.

- We continued to believe future energy prices would be significantly higher than the past decade due to growing supply constraints, representing a secular change in prices, not just a cyclical one. As a result, the Value Fund had an overweighting in energy issues.

- REITs represented an outstanding total return opportunity; we believed they could continue to grow cash flow, despite economic deceleration. Combined with roughly 8% yields, REITs appeared poised to continue outperforming. The Fund maintained a REIT weighting of between 8% to 10% of the portfolio throughout much of 2001.

- Technology profits would fall further and faster than the market believed, particularly those areas that had depended on the bubble conditions prevalent in prior years. As a result, we continued to favor technology shares with less cyclical exposure.

PERFORMANCE

Stock selection was positive in 2001. We correctly predicted the difficult profit environment, and avoiding economically-sensitive stocks helped us select good issues. As Benjamin Franklin noted, nothing in this world is certain but death and taxes, and our investment in H&R Block proved impervious to the economic downturn. Their business continued to grow quite nicely, and their stock, all but forgotten in prior years, more than doubled in the year ending February 28, 2002. Other less cyclical holdings contributed strong positive performances, such as TXU, an electric utility company.

The biggest negative to stock selection was our premature re-entry into technology issues. With the shares of high-quality companies having declined to what we perceived to be attractive entry points, we believed the

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

shares of companies such as Corning were attractively valued. Continued deterioration in fundamentals, however, caused the stocks to continue falling, and although we believe the shares represent good value, we recognize that we were early.

Sector selection played a lesser role in 2001. Our overweight in REITs provided a significant boost to overall performance; cash flow grew in 2001, as we had correctly predicted, and yields became important to other investors. We have further reduced our REIT weighting to 6%; we still believe they represent outstanding total return investments.

Despite our negative bias towards technology issues, we still found opportunities in those names we perceived to be less cyclical. In particular, Electronic Data Systems and IBM both provide technology services, businesses far less cyclical than other areas of technology. Our preference towards these names enabled us to generate positive returns from our technology investments in 2001.

Our energy thesis was a mixed bag in 2001: although we still may be correct on the secular outlook, the rapid decline in cyclical economic conditions pressured energy prices and energy shares. However, even though we did not exactly predict the macro environment for energy shares, our energy holdings added value, as sector selection was neutral and stock selection was positive, and several of our portfolio companies were subsequently acquired.

OUTLOOK

Although we believe economic growth and corporate profit growth will resume this year, we believe expectations about the pace of recovery will not be met. Combined with historically high valuations, we believe a conservative portfolio posture remains appropriate, and we will strive to minimize risk. To that point, we have reduced the number of holdings in the portfolio from approximately 110 to 75. In a difficult environment, fewer companies will deliver superior results, and many of our stocks performed well last year, reducing the number of outstanding undervalued situations. In 2002, stock selection skills will win -- an environment that suits us well.

We are encouraged by last year and our continued outperformance this year. We thank you for sticking with us. We are confident that our valuation-based strategies can provide superior results in the future.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             VALUE FUND-III
As Of: 2/28/2002
Date                                      GMO Value Fund  Russell 1000 Value Index
2/29/1992                                      10,000.00                 10,000.00
3/31/1992                                       9,845.44                  9,854.48
6/30/1992                                      10,203.74                 10,266.78
9/30/1992                                      10,210.26                 10,456.11
12/31/1992                                     10,504.72                 11,067.91
3/31/1993                                      11,285.59                 12,134.25
6/30/1993                                      11,658.46                 12,490.22
9/30/1993                                      12,061.07                 13,105.93
12/31/1993                                     12,466.44                 13,067.60
3/31/1994                                      11,982.67                 12,608.36
6/30/1994                                      11,928.00                 12,687.38
9/30/1994                                      12,511.38                 13,012.84
12/31/1994                                     12,543.42                 12,809.43
3/31/1995                                      13,799.99                 14,028.33
6/30/1995                                      15,099.07                 15,284.08
9/30/1995                                      16,372.03                 16,619.73
12/31/1995                                     17,333.10                 17,722.61
3/31/1996                                      18,378.18                 18,726.06
6/30/1996                                      18,893.92                 19,048.64
9/30/1996                                      19,003.56                 19,602.37
12/31/1996                                     20,925.40                 21,558.09
3/31/1997                                      21,058.87                 22,110.61
6/30/1997                                      24,160.64                 25,370.19
9/30/1997                                      26,845.58                 27,897.02
12/31/1997                                     27,291.08                 29,143.09
3/31/1998                                      30,343.64                 32,540.49
6/30/1998                                      30,326.98                 32,685.98
9/30/1998                                      27,023.20                 28,899.44
12/31/1998                                     30,472.11                 33,697.87
3/31/1999                                      30,329.72                 34,180.54
6/30/1999                                      34,003.87                 38,035.35
9/30/1999                                      30,507.27                 34,309.11
12/31/1999                                     31,293.52                 36,173.90
3/31/2000                                      30,444.08                 36,346.38
6/30/2000                                      30,393.56                 34,643.29
9/30/2000                                      32,330.23                 37,367.44
12/31/2000                                     34,631.72                 38,711.51
3/31/2001                                      35,082.95                 36,444.26
6/30/2001                                      36,648.49                 38,222.54
9/30/2001                                      34,011.88                 34,037.74
12/31/2001                                     35,618.47                 36,547.52
2/28/2002                                      34,674.93                 36,324.55
Average Annual Returns (%)
Inception
1yr                                                  5yr    10 Year/Inception Date
-3.64                                                9.5                     13.24
Value Fund-M
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                      1/10/2002
1yr                                                  5yr    10 Year/Inception Date
N/A                                                  N/A                     -2.65
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Performance for Class M shares may vary
due to different shareholder servicing
fees. Past performance is not indicative
of future performance. Information is
unaudited.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES      DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                COMMON STOCKS -- 93.5%
                AUTO & TRANSPORTATION -- 2.5%
        69,900  AMR Corp*                                                     1,824,390
        84,000  Ford Motor Co                                                 1,249,920
        51,000  General Motors Corp                                           2,701,980
                                                                         --------------
                                                                              5,776,290
                                                                         --------------
                CONSUMER DISCRETIONARY -- 5.7%
        15,000  Black and Decker Corp                                           727,500
       135,500  Federated Department Stores Inc*                              5,678,805
        27,500  International Flavors & Fragrances                              947,375
        60,500  Kimberly-Clark Corp                                           3,787,300
        85,000  Waste Management Inc                                          2,236,350
                                                                         --------------
                                                                             13,377,330
                                                                         --------------
                CONSUMER STAPLES -- 7.6%
        37,500  ConAgra Foods Inc                                               877,875
        86,500  CVS Corp                                                      2,363,180
       200,000  Kroger Co*                                                    4,430,000
        29,500  Loews Corp - Carolina Group*                                    877,625
        53,000  Philip Morris Cos Inc                                         2,790,980
        71,500  Safeway Inc*                                                  3,073,070
       130,500  Smithfield Foods Inc*                                         3,223,350
                                                                         --------------
                                                                             17,636,080
                                                                         --------------
                FINANCIAL SERVICES -- 24.2%
        80,000  ACE Ltd                                                       3,512,000
        85,600  Allstate Corp                                                 2,997,712
        52,500  AON Corp                                                      1,818,075
        56,000  Bank of America Corp                                          3,581,200
        40,000  Bank One Corp                                                 1,433,600
       100,000  Brandywine Realty Trust, REIT                                 2,260,000
       104,400  Citigroup Inc                                                 4,724,100
       232,200  Equity Office Properties Trust, REIT                          6,664,140
        70,900  Equity Residential Properties Trust, REIT                     1,910,755
       104,500  FleetBoston Financial Corp                                    3,488,210
        26,700  Greenpoint Financial Corp                                     1,174,800
        60,000  H&R Block Inc                                                 3,027,000
        75,000  Mack-Cali Realty Corp, REIT                                   2,358,750

              See accompanying notes to the financial statements.              1

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES      DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                FINANCIAL SERVICES -- CONTINUED
        58,600  Nationwide Financial Service, Class A                         2,372,128
        72,800  Simon Property Group Inc, REIT                                2,240,784
        75,000  US Bancorp                                                    1,563,750
       176,500  Wachovia Corp                                                 5,865,095
        79,900  Washington Mutual Inc                                         2,599,147
        58,000  Wells Fargo & Co                                              2,720,200
                                                                         --------------
                                                                             56,311,446
                                                                         --------------
                HEALTH CARE -- 8.4%
        30,700  Abbott Laboratories                                           1,736,085
        52,500  Aetna Inc                                                     1,840,650
        39,500  Becton Dickinson & Co                                         1,449,255
        30,000  Bristol Myers Squibb Co                                       1,410,000
       126,600  Merck & Co Inc                                                7,764,378
       153,500  Schering Plough Corp                                          5,294,215
                                                                         --------------
                                                                             19,494,583
                                                                         --------------
                INTEGRATED OILS -- 9.6%
        15,000  Amerada Hess Corp                                             1,039,050
        19,250  ChevronTexaco Corp                                            1,625,470
       138,500  Conoco Inc                                                    3,830,910
       126,500  Marathon Oil Corp                                             3,478,750
       207,200  Occidental Petroleum Corp                                     5,561,248
        72,500  Phillips Petroleum Co                                         4,285,475
        72,500  Unocal Corp                                                   2,604,925
                                                                         --------------
                                                                             22,425,828
                                                                         --------------
                MATERIALS & PROCESSING -- 3.4%
        61,500  Engelhard Corp                                                1,769,355
       147,000  Hercules Inc*                                                 1,837,500
        15,500  International Paper Co                                          678,125
        11,500  Placer Dome Inc                                                 133,630
       129,200  Willis Group Holdings Ltd*                                    3,487,108
                                                                         --------------
                                                                              7,905,718
                                                                         --------------
                OTHER -- 3.2%
        33,000  FMC Corp*                                                     1,245,750

2             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES      DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                OTHER -- CONTINUED
       160,000  Honeywell International Inc                                   6,099,200
                                                                         --------------
                                                                              7,344,950
                                                                         --------------
                OTHER ENERGY -- 1.8%
        57,000  Anadarko Petroleum Corp                                       2,969,700
        29,600  Valero Energy Corp                                            1,267,768
                                                                         --------------
                                                                              4,237,468
                                                                         --------------
                PRODUCER DURABLES -- 3.7%
        48,500  Champion Enterprises Inc*                                       428,255
       148,000  Clayton Homes Inc                                             2,249,600
        46,000  Lockheed Martin Corp                                          2,594,860
        62,500  Pitney Bowes Inc                                              2,607,500
        10,000  United Technologies Corp                                        729,500
                                                                         --------------
                                                                              8,609,715
                                                                         --------------
                TECHNOLOGY -- 6.7%
        87,200  Avnet Inc                                                     2,289,872
        54,500  BMC Software Inc*                                               874,725
       262,500  Compaq Computer Corp                                          2,661,750
       212,500  Corning Inc                                                   1,430,125
       386,500  Oracle Corp*                                                  6,423,630
       111,500  Vishay Intertechnology Inc*                                   1,974,665
                                                                         --------------
                                                                             15,654,767
                                                                         --------------
                U.S. GOVERNMENT AGENCY -- 4.8%
        97,500  Fannie Mae                                                    7,629,375
        55,500  Freddie Mac                                                   3,537,570
                                                                         --------------
                                                                             11,166,945
                                                                         --------------
                UTILITIES -- 11.9%
       500,000  Qwest Communications International Inc                        4,350,000
       220,500  Sprint Corp (Fon Group)                                       3,106,845
       146,500  TXU Corp                                                      7,452,455
       202,000  Verizon Communications                                        9,453,600
       231,500  WorldCom Inc*                                                 1,740,880

              See accompanying notes to the financial statements.              3

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)   DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                UTILITIES -- CONTINUED
        62,500  Xcel Energy Inc                                               1,478,125
                                                                         --------------
                                                                             27,581,905
                                                                         --------------
                TOTAL COMMON STOCKS (COST $213,660,374)                     217,523,025
                                                                         --------------
                SHORT-TERM INVESTMENTS -- 8.6%
                CASH EQUIVALENTS -- 2.2%
     3,077,300  Dreyfus Money Market Fund(a)                                  3,077,300
$      129,215  Fleet National Bank Note, 1.95%, due 4/30/02(a)                 129,215
$    1,479,577  Harris Trust & Savings Bank Eurodollar Time Deposit,
                1.85%, due 3/18/02(a)                                         1,479,577
       516,321  Merrimac Money Market Fund(a)                                   516,321
                                                                         --------------
                                                                              5,202,413
                                                                         --------------
                REPURCHASE AGREEMENTS -- 6.4%
$    3,264,187  Morgan Stanley Dean Witter & Co. Repurchase Agreement,
                dated 2/28/02, due 3/01/02, with a maturity value of
                $3,264,280, and an effective yield of 1.03%,
                collateralized by a U.S. Treasury Note with a rate of
                6.75%, maturity date of 5/15/05, and a market value,
                including accrued interest of $3,338,651.                     3,264,187
$   11,616,769  Salomon Smith Barney Inc. Repurchase Agreement, dated
                2/28/02, due 3/01/02, with a maturity value of
                $11,617,099, and an effective yield of 1.02%,
                collateralized by a U.S. Treasury Bond with a rate of
                11.25%, maturity date of 2/15/15, and a market value,
                including accrued interest of $11,851,025.                   11,616,769
                                                                         --------------
                                                                             14,880,956
                                                                         --------------
                TOTAL SHORT-TERM INVESTMENTS (COST $20,083,369)              20,083,369
                                                                         --------------
                TOTAL INVESTMENTS -- 102.1%
                (Cost $233,743,743)                                         237,606,394

                Other Assets and Liabilities (net) -- (2.1%)                 (4,831,571)
                                                                         --------------
                TOTAL NET ASSETS -- 100.0%                               $  232,774,823
                                                                         ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
REIT - Real Estate Investment Trust

*    Non-income producing security.
(a)  Represents investment of security lending collateral (Note 1).

4             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $4,954,797 (cost $233,743,743) (Note 1)                   $237,606,394
   Receivable for investments sold                                 175,677
   Receivable for Fund shares sold                                  18,409
   Dividends and interest receivable                               376,120
                                                              ------------
      Total assets                                             238,176,600
                                                              ------------

LIABILITIES:
   Payable for investments purchased                                62,265
   Payable upon return of securities loaned (Note 1)             5,202,413
   Payable to affiliate for (Note 2):
      Management fee                                                71,414
      Shareholder service fee - Class III                           26,247
      12b-1 Distribution fee - Class M                                  60
      Administration fee - Class M                                      48
   Accrued expenses                                                 39,330
                                                              ------------
      Total liabilities                                          5,401,777
                                                              ------------
NET ASSETS                                                    $232,774,823
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $240,861,917
   Accumulated undistributed net investment income                  81,674
   Accumulated net realized loss                               (12,031,419)
   Net unrealized appreciation                                   3,862,651
                                                              ------------
                                                              $232,774,823
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $232,288,924
                                                              ============
   Class M shares                                             $    485,899
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    26,325,474
                                                              ============
   Class M                                                          55,099
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.82
                                                              ============
   Class M                                                    $       8.82
                                                              ============

              See accompanying notes to the financial statements.              5

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $10,727)            $ 5,868,752
   Interest (including securities lending income of $30,309)      258,495
                                                              -----------

      Total income                                              6,127,247
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                      1,127,722
   Custodian and transfer agent fees                               45,471
   Audit fees                                                      38,943
   Registration fees                                               20,484
   Legal fees                                                      11,549
   Trustees fees (Note 2)                                           3,286
   Miscellaneous                                                   19,173
   Fees reimbursed by Manager (Note 2)                           (135,730)
                                                              -----------
                                                                1,130,898
   Shareholder service fee (Note 2) -- Class III                  367,700
                                                              -----------
   12b-1 Distribution fee (Note 2) -- Class M                          60
                                                              -----------
   Administration fee (Note 2) -- Class M                              48
                                                              -----------
      Net expenses                                              1,498,706
                                                              -----------

         Net investment income                                  4,628,541
                                                              -----------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on investments                            (5,947,538)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (7,858,916)
                                                              -----------

      Net realized and unrealized loss                        (13,806,454)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(9,177,913)
                                                              ===========

6             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,628,541       $  4,403,512
   Net realized gain (loss)                                  (5,947,538)        12,651,526
   Change in net unrealized appreciation (depreciation)      (7,858,916)        43,000,115
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               (9,177,913)        60,055,153
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,387,005)        (4,296,952)
                                                           ------------       ------------
      Total distributions from net investment income         (4,387,005)        (4,296,952)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (6,580,353)       (17,646,613)
                                                           ------------       ------------
      Total distributions from net realized gains            (6,580,353)       (17,646,613)
                                                           ------------       ------------

                                                            (10,967,358)       (21,943,565)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                               4,470,782         31,529,715
      Class M                                                   478,524                 --
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                              4,949,306         31,529,715
                                                           ------------       ------------
      Total increase (decrease) in net assets               (15,195,965)        69,641,303
NET ASSETS:
   Beginning of period                                      247,970,788        178,329,485
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $81,674 and $0,
    respectively)                                          $232,774,823       $247,970,788
                                                           ============       ============

              See accompanying notes to the financial statements.              7

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2002      2001      2000      1999      1998
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.57  $   7.98  $  10.40  $  14.33  $  14.85
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.18      0.18      0.21      0.26      0.31
   Net realized and unrealized gain
     (loss)                                  (0.51)     2.32     (0.83)     0.13      3.81
                                          --------  --------  --------  --------  --------

      Total from investment operations       (0.33)     2.50     (0.62)     0.39      4.12
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.17)    (0.18)    (0.23)    (0.27)    (0.35)
   From net realized gains                   (0.25)    (0.73)    (1.57)    (4.05)    (4.29)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.42)    (0.91)    (1.80)    (4.32)    (4.64)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   8.82  $   9.57  $   7.98  $  10.40  $  14.33
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              (3.64)%    32.72%    (8.45)%     2.24%    31.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $232,289  $247,971  $178,329  $202,842  $332,103
   Net expenses to average daily net
     assets                                   0.61%     0.61%     0.61%     0.61%     0.61%
   Net investment income to average
     daily net assets                         1.89%     1.99%     2.06%     1.82%     1.89%
   Portfolio turnover rate                      95%      102%      104%       37%       40%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.06%     0.05%     0.05%     0.30%     0.29%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

8             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                 JANUARY 10, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 9.06
                                                                      ------

Income from investment operations:
   Net investment income                                                0.01
   Net realized and unrealized loss                                    (0.25)
                                                                      ------

      Total from investment operations                                 (0.24)
                                                                      ------
NET ASSET VALUE, END OF PERIOD                                        $ 8.82
                                                                      ======
TOTAL RETURN(a)                                                        (2.65)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                  $  486
   Net expenses to average daily net assets                             0.91%*
   Net investment income to average daily net assets                    1.52%*
   Portfolio turnover rate                                                95%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                  0.06%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
*    Annualized.
+    Not annualized.

              See accompanying notes to the financial statements.              9

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      Throughout the year ended February 28, 2002, the Fund offered Class III shares. Effective January 10, 2002, the Fund began to offer a second class of shares: Class M. Class M shares bear an administrative fee and a 12b-1 fee. (See Note 2) The principal economic difference between the classes of shares is the level of shareholder service borne by the classes.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $4,954,797 collateralized by cash in the amount of $5,202,413, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      another instrument. The Fund may enter into swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002, the Fund held no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $10,895,734 and long-term capital gains -- $71,624.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $81,674 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $394,435 expiring in 2010. The Fund elected to defer to March 1, 2002 post-October losses of $8,745,127.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed        Paid In
         Investment Income    Realized Gain        Capital
         -----------------  -----------------  ---------------
             $(159,862)         $159,862          $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and of discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund ceased charging a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      invested. For the period from March 1, 2000 through April 7, 2000, the Fund received $5,600 in purchase premiums. There was no premium for redemptions, reinvested distributions or in-kind transactions.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .46% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III.

      The Fund pays GMO an administrative fee monthly at the annual rate of .20% of the average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of .25% of average daily Class M net assets to the Distributor for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees (Class III only), administrative fee (Class M only), 12b-1 fee (Class M only), fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $3,286. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $222,374,220 and $231,304,703, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $236,635,601     $15,853,142       $(14,882,349)      $970,793

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 68.5% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                               Year Ended               Year Ended
                                                           February 28, 2002        February 28, 2001
                                                        ------------------------  ----------------------
                                                          Shares       Amount      Shares      Amount
         Class III:                                     ----------  ------------  ---------  -----------
         Shares sold                                     1,292,173  $ 12,230,667  2,374,439  $21,182,915
         Shares issued to shareholders
           in reinvestment of distributions                820,723     7,601,535  2,093,314   18,473,502
         Shares repurchased                             (1,699,329)  (15,361,420)  (904,181)  (8,126,702)
                                                        ----------  ------------  ---------  -----------
         Net increase                                      413,567  $  4,470,782  3,563,572  $31,529,715
                                                        ==========  ============  =========  ===========

                                                                   Period from January 10, 2002
                                                                         (commencement of
                                                                           operations)
                                                                    through February 28, 2002
                                                                  ------------------------------
                                                                     Shares          Amount
         Class M:                                                 -------------  ---------------
         Shares sold                                                 55,099         $478,524
         Shares issued to shareholders
           in reinvestment of distributions                              --               --
         Shares repurchased                                              --               --
                                                                     ------         --------
         Net increase                                                55,099         $478,524
                                                                     ======         ========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 0.65% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and                Principal Occupation(s)
               Name, Address,                   Position(s)      Length of                           During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall                                  Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Harbert                                        Financial
c/o GMO Trust                                  Officer and
40 Rowes Wharf                                 Treasurer of
Boston, MA 02110                               the Trust
Age: 44
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer,                              Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
Esq.                                           and Clerk of                    Otterloo & Co. LLC
c/o GMO Trust                                  the Trust
40 Rowes Wharf
Boston, MA 02110
Age: 36
Elaine M. Hartnett,                            Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
Esq.                                           and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
c/o GMO Trust                                  of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
40 Rowes Wharf                                                                 (1991 - 1999).
Boston, MA 02110
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Tobacco-Free Core Fund returned -7.5% for the fiscal year ended February 28, 2002, as compared to -9.5% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, the best performing sectors in the S&P 500 Index were materials/processing, consumer staples, integrated oils and consumer discretionary. Energy, the weakest performing sector, fell over 50% during the fiscal year. The technology and utility sectors also fell close to 25%. Value stocks across all market capitalization sectors outperformed growth stocks, and small cap stocks outperformed large cap stocks by close to 10%.

Sector selection was neutral relative to the benchmark for the period. The Fund's underweight positions in the weak performing technology and energy sectors added 75 basis points over the benchmark. Overweight positions in the financial services and auto/transportation sectors also added value. However, these gains were offset by the Fund's underweight position in the strong-performing integrated oils sector and overweight position in the weak-performing utility sector. The exclusion of tobacco stocks also hurt relative performance as this sector produced strong returns in this period.

The Fund's outperformance was driven by strong stock selection. Selection was particularly strong among financial services and utility stocks, which contributed 270 basis points to relative performance. Selection among consumer discretionary, producer durable, and multi-industry stocks also added value for the period.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 40% weight; price to normalized earnings, with a 20% weight; and momentum, with a 40% weight. All three disciplines have contributed to the Fund's strong relative performance, with the value disciplines contributing the most alpha.

OUTLOOK

The portfolio is conservatively positioned, with a lower price to book, lower price to earnings, and a higher dividend yield than the S&P 500. Despite recent strong performance, value stocks are still undervalued compared to growth stocks. We believe that our process of combining value and momentum disciplines in the Tobacco-Free Core Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the telephone utilities and auto/transportation sectors, and an underweight position in the healthcare sector.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOBACCO FREE CORE FUND-III
As Of: 2/28/2002
Date                                      GMO Tobacco-Free           S&P 500 Index
                                                 Core Fund
2/29/1992                                        10,000.00               10,000.00
3/31/1992                                         9,790.48                9,805.51
6/30/1992                                        10,087.16                9,991.99
9/30/1992                                        10,211.94               10,307.05
12/31/1992                                       10,669.18               10,826.08
3/31/1993                                        11,413.77               11,298.87
6/30/1993                                        11,700.20               11,353.82
9/30/1993                                        12,323.53               11,647.24
12/31/1993                                       12,529.51               11,917.21
3/31/1994                                        12,185.61               11,465.27
6/30/1994                                        12,221.31               11,513.55
9/30/1994                                        12,686.68               12,076.46
12/31/1994                                       12,830.53               12,074.57
3/31/1995                                        14,020.20               13,250.24
6/30/1995                                        15,537.98               14,515.09
9/30/1995                                        17,193.61               15,668.61
12/31/1995                                       18,347.89               16,611.92
3/31/1996                                        19,019.87               17,503.46
6/30/1996                                        19,670.91               18,289.09
9/30/1996                                        20,246.39               18,854.49
12/31/1996                                       21,705.10               20,426.06
3/31/1997                                        22,258.89               20,973.57
6/30/1997                                        25,902.29               24,635.21
9/30/1997                                        29,055.25               26,480.40
12/31/1997                                       29,432.52               27,240.86
3/31/1998                                        33,458.45               31,040.76
6/30/1998                                        34,274.20               32,065.80
9/30/1998                                        30,844.88               28,876.19
12/31/1998                                       36,849.02               35,025.92
3/31/1999                                        38,751.41               36,771.04
6/30/1999                                        41,491.66               39,362.76
9/30/1999                                        38,749.80               36,904.79
12/31/1999                                       44,679.53               42,395.91
3/31/2000                                        46,527.52               43,368.01
6/30/2000                                        44,694.56               42,216.14
9/30/2000                                        46,739.26               41,807.20
12/31/2000                                       44,279.82               38,536.02
3/31/2001                                        40,552.45               33,967.40
6/30/2001                                        42,390.25               35,955.35
9/30/2001                                        37,130.64               30,677.76
12/31/2001                                       40,373.91               33,955.71
2/28/2002                                        39,221.37               32,815.18
Average Annual Returns (%)
Inception
1yr                                                    5yr  10 Year/Inception Date
-7.53                                                11.08                   14.64
Tobacco Free Core Fund-IV
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                         7/2/2001
1yr                                                    5yr  10 Year/Inception Date
N/A                                                    N/A                      -8
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Performance for Class IV shares may vary
due to different shareholder servicing
fees. Past performance is not indicative
of future performance. Information is
unaudited.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.9%
               AUTO & TRANSPORTATION -- 5.1%
       49,800  AMR Corp*                                                   1,299,780
       70,800  Burlington Northern Santa Fe Railroad Co                    2,054,616
       56,100  Carnival Corp                                               1,530,969
       19,600  CSX Corp                                                      739,704
       28,700  Delta Air Lines Inc                                           990,150
        6,100  Eaton Corp                                                    492,514
      183,493  Ford Motor Co                                               2,730,376
       88,813  General Motors Corp                                         4,705,313
       24,500  Genuine Parts Co                                              894,985
       13,800  Goodyear Tire & Rubber Co                                     379,500
       56,400  Norfolk Southern Corp                                       1,341,756
       32,700  TRW Inc                                                     1,643,175
       12,300  Union Pacific Corp                                            746,241
                                                                        ------------
                                                                          19,549,079
                                                                        ------------
               CONSUMER DISCRETIONARY -- 12.2%
       24,500  Allied Waste Industries Inc*                                  319,725
       59,400  AOL Time Warner Inc*                                        1,473,120
       29,900  Autonation Inc*                                               373,451
       30,300  Autozone Inc*                                               2,010,708
        8,000  Bed, Bath & Beyond Inc*                                       267,200
       27,200  Best Buy Co Inc*                                            1,833,280
       19,900  Circuit City Stores Inc                                       355,812
        8,200  Clear Channel Communications Inc*                             382,284
       16,700  Clorox Co                                                     731,293
       48,100  Eastman Kodak Co                                            1,515,150
       43,200  eBay Inc*                                                   2,248,560
       31,100  Family Dollar Stores Inc                                    1,021,324
       25,100  Federated Department Stores Inc*                            1,051,941
       42,200  Fox Entertainment Group Inc, Class A*                         941,060
       14,100  Gannett Co Inc                                              1,074,138
        8,600  Gillette Co                                                   294,034
       76,400  Home Depot Inc                                              3,820,000
       10,900  International Flavors & Fragrances                            375,505
       26,700  Jones Apparel Group Inc*                                      952,122
        2,800  Kimberly-Clark Corp                                           175,280
       25,800  Leggett & Platt Inc                                           661,770
      159,600  Liberty Media Corp, Class A*                                2,042,880

              See accompanying notes to the financial statements.              1

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       50,200  Mattel Co                                                     951,290
       42,100  May Department Stores Co                                    1,542,544
        5,600  McDonald's Corp                                               146,160
       17,000  Newell Rubbermaid Inc                                         529,210
       19,400  Nike Inc, Class B                                           1,141,884
       48,800  Office Depot Inc*                                             927,688
       39,400  Penney (JC) Co Inc                                            769,876
       40,400  Robert Half International Inc*                              1,050,804
       63,600  Sears Roebuck & Co                                          3,344,088
       18,900  Stanley Works                                                 953,127
       36,500  Staples Inc*                                                  717,955
       34,600  Target Corp                                                 1,449,740
       66,700  The Gap Inc                                                   798,399
       18,700  Toys R Us Inc*                                                333,047
       25,600  USA Networks Inc*                                             756,736
        9,200  VF Corp                                                       386,860
       21,900  Viacom Inc, Class A*                                        1,022,511
       71,900  Wal Mart Stores Inc                                         4,458,519
       19,000  Waste Management Inc                                          499,890
       12,500  Whirlpool Corp                                                938,750
                                                                        ------------
                                                                          46,639,715
                                                                        ------------
               CONSUMER STAPLES -- 4.2%
       62,076  Albertsons Inc                                              1,878,420
       21,100  Campbell Soup Co                                              564,214
       21,000  Coca Cola Co                                                  995,190
       59,700  ConAgra Foods Inc                                           1,397,577
        3,800  General Mills Co                                              175,674
       13,100  Heinz (HJ) Co                                                 534,087
        6,400  Hormel Foods Corp                                             175,168
       61,000  Kellogg Co                                                  2,107,550
       18,600  Pepsico Inc                                                   939,300
       43,300  Procter and Gamble Co                                       3,671,407
      105,800  Rite Aid Corp*                                                353,372
       23,200  Safeway Inc*                                                  997,136
       52,200  Sara Lee Corp                                               1,092,024
        6,800  Unilever NV NY Shares                                         396,304
       37,200  Winn-Dixie Stores Inc                                         623,100
                                                                        ------------
                                                                          15,900,523
                                                                        ------------

              See accompanying notes to the financial statements.
2

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- 16.3%
       77,000  Allstate Corp                                               2,696,540
       17,900  Amsouth Bancorp                                               378,585
      191,364  Bank of America Corp                                       12,237,728
       56,700  Bank One Corp                                               2,032,128
       16,621  Bear Stearns Cos Inc                                          915,651
       18,275  Charter One Financial Inc                                     556,656
        7,200  Cigna Corp                                                    645,840
       13,700  CNA Financial Corp*                                           397,437
       15,100  Comerica Inc                                                  903,735
       18,500  Compass Bankshares Inc                                        554,075
      111,400  Conseco Inc*                                                  417,750
       21,300  Countrywide Credit Industries Inc                             874,365
       22,900  Equifax Inc                                                   687,000
        6,700  First Data Corp                                               546,184
       78,746  FleetBoston Financial Corp                                  2,628,541
       41,600  Franklin Resources Inc                                      1,699,776
       56,200  H&R Block Inc                                               2,835,290
        7,900  Hartford Financial Services Group Inc                         529,300
       31,900  Household International Inc                                 1,642,850
       19,100  Huntington Bancshares Inc                                     352,395
       66,540  J.P. Morgan Chase & Co                                      1,946,295
       36,100  Key Corp                                                      905,388
        6,200  Lehman Brothers Holdings Inc                                  350,300
       10,300  Lincoln National Corp                                         527,463
       19,500  MBIA Inc                                                    1,139,775
       36,200  MGIC Investment Corp                                        2,429,744
       24,000  Moody's Corp                                                  888,000
       33,700  Morgan Stanley Dean Witter & Co                             1,655,344
       46,800  National City Corp                                          1,334,736
       18,900  North Fork Bancorp                                            653,562
       12,600  PNC Bank Corp                                                 692,244
       12,800  Progressive Corp                                            1,994,240
       55,900  Providian Financial Corp                                      217,451
       21,400  Regions Financial Corp                                        695,500
       17,400  Southtrust Corp                                               439,698
       33,300  Stilwell Financial Inc                                        759,573
       16,300  Suntrust Banks Inc                                          1,023,477
       10,600  T. Rowe Price Group Inc                                       421,986
       12,500  Torchmark Corp                                                502,375
       24,500  Union Planters Corp                                         1,140,720

              See accompanying notes to the financial statements.              3

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       37,400  UnionBanCal Corp                                            1,421,200
       53,300  Unumprovident Corp                                          1,509,456
      134,400  Wachovia Corp                                               4,466,112
       48,900  Washington Mutual Inc                                       1,590,717
                                                                        ------------
                                                                          62,237,182
                                                                        ------------
               HEALTH CARE -- 9.6%
        8,900  Abbott Laboratories                                           503,295
       49,600  Aetna Inc                                                   1,738,976
      114,300  Boston Scientific Corp*                                     2,555,748
       76,500  Bristol Myers Squibb Co                                     3,595,500
       16,800  Chiron Corp*                                                  729,456
       23,300  First Health Group Corp*                                      535,434
      169,320  Johnson & Johnson                                          10,311,588
      153,200  Merck & Co Inc                                              9,395,756
       23,600  Mylan Laboratories Inc                                        716,968
       10,450  Pfizer Inc                                                    428,032
      179,800  Schering Plough Corp                                        6,201,302
                                                                        ------------
                                                                          36,712,055
                                                                        ------------
               INTEGRATED OILS -- 3.0%
       29,374  ChevronTexaco Corp                                          2,480,341
      109,300  Conoco Inc                                                  3,023,238
       31,054  Exxon Mobil Corp                                            1,282,530
       66,100  Marathon Oil Corp                                           1,817,750
        8,100  Murphy Oil Corp                                               698,058
       32,800  Occidental Petroleum Corp                                     880,352
       13,200  Phillips Petroleum Co                                         780,252
        7,800  Royal Dutch Petroleum Co                                      400,686
                                                                        ------------
                                                                          11,363,207
                                                                        ------------
               MATERIALS & PROCESSING -- 5.3%
       20,500  Alcoa Inc                                                     770,185
       14,200  American Standard Co*                                         927,260
       83,560  Dow Chemical Co                                             2,613,757
       52,200  Du Pont (E.I.) De Nemours                                   2,445,048
       17,000  Fluor Corp                                                    644,470
       15,800  Kinder Morgan Energy Partners                                 451,880
       99,500  Lowes Cos Inc                                               4,502,375

4             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
        9,700  Masco Corp                                                    272,279
        6,700  Nucor Corp                                                    378,550
       28,900  PPG Industries Inc                                          1,484,015
       36,500  Praxair Inc                                                 2,113,350
       24,300  Sealed Air Corp*                                            1,093,014
       35,800  Sherwin Williams Co                                           945,836
       48,400  Smurfit-Stone Container Corp*                                 789,404
        8,700  Weyerhaeuser Co                                               537,834
                                                                        ------------
                                                                          19,969,257
                                                                        ------------
               OTHER -- 3.5%
       21,300  Fortune Brands Inc                                            969,150
       19,300  General Electric Co                                           743,050
      138,900  Honeywell International Inc                                 5,294,868
       12,100  Illinois Tool Works Inc                                       890,076
       18,900  Ingersoll Rand Co                                             945,000
       14,600  ITT Industries Inc                                            861,400
       16,100  Johnson Controls                                            1,429,036
        2,300  Minnesota Mining and Manufacturing Co                         271,239
       23,200  Textron Inc                                                 1,102,696
       25,200  Westwood One Inc*                                             901,404
                                                                        ------------
                                                                          13,407,919
                                                                        ------------
               PRODUCER DURABLES -- 4.5%
       28,500  American Power Conversion Corp*                               373,065
       28,700  Applied Materials Inc*                                      1,247,589
       25,000  Caterpillar Inc                                             1,387,750
       13,400  Deere (John) and Co                                           642,262
       16,800  Emerson Electric Co                                           967,512
       16,700  Grainger (WW) Inc                                             989,809
       30,200  KLA Instruments Corp*                                       1,748,882
       34,700  Lam Research Corp*                                            750,908
       18,400  Lexmark International Group Inc*                              914,664
       14,300  Lockheed Martin Corp                                          806,663
       13,000  Northrop Grumman Corp                                       1,391,520
       13,400  Parker-Hannifin Corp                                          667,588
       53,700  Pitney Bowes Inc                                            2,240,364
       38,900  RF Micro Devices Inc*                                         608,396
       17,100  Teradyne Inc*                                                 573,021

              See accompanying notes to the financial statements.              5

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
        7,700  United Technologies Corp                                      561,715
      142,100  Xerox Corp*                                                 1,379,791
                                                                        ------------
                                                                          17,251,499
                                                                        ------------
               TECHNOLOGY -- 17.1%
       49,000  Altera Corp*                                                  934,430
        4,100  Analog Devices Inc*                                           152,561
       53,700  Apple Computer Inc*                                         1,165,290
        2,500  Ascential Software Corp*                                        9,750
       55,100  BMC Software Inc*                                             884,355
       21,000  Ceridian Corp*                                                390,600
      220,200  Cisco Systems Inc*                                          3,142,254
      107,100  Computer Associates International Inc                       1,743,588
       93,700  Compuware Corp*                                             1,069,117
      282,100  Dell Computer Corp*                                         6,965,049
       17,900  Electronic Data Systems Corp                                1,056,637
      135,100  Gateway Inc*                                                  621,460
       44,300  Hewlett Packard Co                                            891,316
       10,900  IBM Corp                                                    1,069,508
      428,800  Intel Corp                                                 12,242,240
       87,600  Lucent Technologies Inc                                       489,684
       11,800  Microchip Technology Inc*                                     403,324
        4,500  Micron Technology Inc*                                        144,675
      286,700  Microsoft Corp*                                            16,726,078
      184,200  Motorola Inc                                                2,394,600
       25,800  National Semiconductor Corp*                                  648,870
        3,400  Network Associates Inc*                                        80,648
       10,400  Nvidia Corp*                                                  530,504
      320,000  Oracle Corp*                                                5,318,400
        9,300  Qualcomm Inc*                                                 309,225
       68,700  Raytheon Co                                                 2,658,003
       17,800  Rockwell International Corp                                   351,550
       26,400  Symantec Co*                                                  951,984
       28,300  Tellabs Inc*                                                  290,358
       54,700  Texas Instruments Inc                                       1,605,445
                                                                        ------------
                                                                          65,241,503
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 3.3%
      113,200  Fannie Mae                                                  8,857,900

6             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY -- CONTINUED
       57,900  Freddie Mac                                                 3,690,546
                                                                        ------------
                                                                          12,548,446
                                                                        ------------
               UTILITIES -- 11.8%
       11,400  Ameren Corp                                                   464,436
      712,132  AT & T Corp                                                11,066,531
       55,600  Bellsouth Corp                                              2,155,056
       13,400  Cinergy Corp                                                  426,120
       23,400  Consolidated Edison Inc                                       954,720
        6,900  Constellation Energy Group Inc                                199,272
       17,700  DTE Energy Co                                                 733,134
       51,900  Edison International*                                         820,020
       18,200  Entergy Corp                                                  751,296
       29,557  Firstenergy Corp                                            1,081,786
       12,500  FPL Group Inc                                                 663,875
       46,600  PG & E Corp*(a)                                               988,386
       17,600  Public Service Enterprise Group Inc                           742,192
       24,700  Reliant Energy Inc                                            513,760
      138,914  SBC Communications Inc                                      5,256,506
       24,100  Sempra Energy                                                 537,912
       35,800  Southern Co                                                   909,320
      157,300  Sprint Corp (Fon Group)                                     2,216,357
       36,800  Sprint Corp (PCS Group)*                                      340,400
       34,200  TXU Corp                                                    1,739,754
      205,884  Verizon Communications                                      9,635,371
      344,138  WorldCom Inc*                                               2,587,918
                                                                        ------------
                                                                          44,784,122
                                                                        ------------

               TOTAL COMMON STOCKS (COST $386,283,339)                   365,604,507
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 8.4%
               CASH EQUIVALENTS -- 4.2%
    3,218,954  Dreyfus Money Market Fund(b)                                3,218,954
$     506,166  Fleet National Bank Note, 1.95%, due 4/30/02(b)               506,166
$   9,771,418  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(b)                                     9,771,418

              See accompanying notes to the financial statements.              7

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CASH EQUIVALENTS -- CONTINUED
    2,531,089  Merrimac Money Market Fund(b)                               2,531,089
                                                                        ------------
                                                                          16,027,627
                                                                        ------------
               U.S. GOVERNMENT -- 0.3%
$   1,420,000  U.S. Treasury Bill, 1.83%, due 06/06/02(c)                  1,413,343
                                                                        ------------
               REPURCHASE AGREEMENTS -- 3.9%
$  14,817,289  Salomon Smith Barney Inc. Repurchase Agreement, dated
                 02/28/02, due 03/01/02, with a maturity value of
                 $14,817,708 and an effective yield of 1.02%,
                 collaterized by a U.S Treasury Obligation with a rate
                 of 11.25%, maturity date of 02/15/15 and market
                 value, including accrued interest of $15,117,055.        14,817,289
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $32,258,068)            32,258,259
                                                                        ------------
               TOTAL INVESTMENTS -- 104.3%
               (Cost $418,541,407)                                       397,862,766

               Other Assets and Liabilities (net) -- (4.3%)              (16,564,091)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $381,298,675
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Bankrupt issuer.

(b)  Represents investment of security lending collateral (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

8             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $15,196,154 (cost $418,541,407) (Note 1)                  $397,862,766
   Receivable for investments sold                               8,166,223
   Dividends and interest receivable                               665,849
                                                              ------------

      Total assets                                             406,694,838
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             9,169,145
   Payable upon return of securities loaned (Note 1)            16,027,627
   Payable for Fund shares repurchased                               4,697
   Payable to affiliate for (Note 2):
      Management fee                                                68,322
      Shareholder service fee                                       34,756
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 47,881
   Accrued expenses                                                 43,735
                                                              ------------

      Total liabilities                                         25,396,163
                                                              ------------
NET ASSETS                                                    $381,298,675
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $431,692,645
   Accumulated undistributed net investment income                 876,605
   Accumulated net realized loss                               (30,632,410)
   Net unrealized depreciation                                 (20,638,165)
                                                              ------------
                                                              $381,298,675
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $133,203,212
                                                              ============
   Class IV shares                                            $248,095,463
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    11,856,388
                                                              ============
   Class IV                                                     22,093,292
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      11.23
                                                              ============
   Class IV                                                   $      11.23
                                                              ============

              See accompanying notes to the financial statements.              9

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $9,418)             $  5,595,321
   Interest (including securities lending income of $31,609)       363,457
                                                              ------------

         Total income                                            5,958,778
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       1,116,757
   Custodian and transfer agent fees                                82,736
   Audit fees                                                       40,839
   Legal fees                                                       15,233
   Trustees fees (Note 2)                                            4,281
   Registration fees                                                 1,719
   Miscellaneous                                                     4,734
   Fees reimbursed by Manager (Note 2)                            (144,739)
                                                              ------------
                                                                 1,121,560
   Shareholder service fee (Note 2) - Class III                    272,735
   Shareholder service fee (Note 2) - Class IV                     164,418
                                                              ------------
      Net expenses                                               1,558,713
                                                              ------------

         Net investment income                                   4,400,065
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                              (23,121,721)
      Closed futures contracts                                  (2,668,409)
                                                              ------------

         Net realized loss                                     (25,790,130)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (8,311,659)
      Open futures contracts                                       609,384
                                                              ------------

         Net unrealized loss                                    (7,702,275)
                                                              ------------

      Net realized and unrealized loss                         (33,492,405)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(29,092,340)
                                                              ============

10            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $   4,400,065      $  3,572,989
   Net realized gain (loss)                                  (25,790,130)       18,737,728
   Change in net unrealized appreciation (depreciation)       (7,702,275)      (21,412,504)
                                                           -------------      ------------

   Net increase (decrease) in net assets from
    operations                                               (29,092,340)          898,213
                                                           -------------      ------------
Distributions to shareholders from:
   Net investment income
      Class III                                               (2,265,734)       (3,677,116)
      Class IV                                                (1,907,569)               --
                                                           -------------      ------------
      Total distributions from net investment income          (4,173,303)       (3,677,116)
                                                           -------------      ------------
   Net realized gains
      Class III                                                       --       (35,007,950)
                                                           -------------      ------------
      Total distributions from net realized gains                     --       (35,007,950)
                                                           -------------      ------------

                                                              (4,173,303)      (38,685,066)
                                                           -------------      ------------
   Net share transactions: (Note 5)
      Class III                                             (111,901,886)      (23,567,097)
      Class IV                                               266,034,460                --
                                                           -------------      ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       154,132,574       (23,567,097)
                                                           -------------      ------------
      Total increase (decrease) in net assets                120,866,931       (61,353,950)
NET ASSETS:
   Beginning of period                                       260,431,744       321,785,694
                                                           -------------      ------------
   End of period (including accumulated undistributed
    net investment income of $876,605 and $649,843,
    respectively)                                          $ 381,298,675      $260,431,744
                                                           =============      ============

              See accompanying notes to the financial statements.             11

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                        YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------------------
                                            2002        2001        2000        1999       1998
                                          --------    --------    --------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  12.29    $  14.35    $  14.26    $  14.05    $ 12.98
                                          --------    --------    --------    --------    -------

Income from investment operations:
   Net investment income                      0.15+       0.17+       0.20        0.18       0.22
   Net realized and unrealized gain
     (loss)                                  (1.07)      (0.20)       1.94        1.99       4.07
                                          --------    --------    --------    --------    -------

      Total from investment operations       (0.92)      (0.03)++     2.14        2.17       4.29
                                          --------    --------    --------    --------    -------

Less distributions to shareholders:
   From net investment income                (0.14)      (0.19)      (0.19)      (0.19)     (0.22)
   From net realized gains                      --       (1.84)      (1.86)      (1.77)     (3.00)
                                          --------    --------    --------    --------    -------

      Total distributions                    (0.14)      (2.03)      (2.05)      (1.96)     (3.22)
                                          --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD            $  11.23    $  12.29    $  14.35    $  14.26    $ 14.05
                                          ========    ========    ========    ========    =======
TOTAL RETURN(a)                              (7.53)%     (0.83)%     15.10%      16.29%     37.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $133,203    $260,432    $321,786    $227,158    $99,922
   Net expenses to average daily net
     assets                                   0.48%       0.48%       0.48%       0.48%      0.48%
   Net investment income to average
     daily net assets                         1.24%       1.20%       1.34%       1.35%      1.66%
   Portfolio turnover rate                      85%         82%        108%         77%        70%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.03%       0.05%       0.05%       0.25%      0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+    Computed using averge shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

12            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                   JULY 2, 2001
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  12.32
                                                                     --------

Income from investment operations:
   Net investment income                                                 0.10+
   Net realized and unrealized loss                                     (1.08)
                                                                     --------

      Total from investment operations                                  (0.98)
                                                                     --------

Less distributions to shareholders:
   From net investment income                                           (0.11)
                                                                     --------

      Total distributions                                               (0.11)
                                                                     --------
NET ASSET VALUE, END OF PERIOD                                       $  11.23
                                                                     ========
TOTAL RETURN(a)                                                         (8.00)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $248,095
   Net expenses to average daily net assets                              0.44%*
   Net investment income to average daily net assets                     1.37%*
   Portfolio turnover rate                                                 85%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                   0.04%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
+    Computed using averge shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

              See accompanying notes to the financial statements.             13

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

      Throughout the year ended February 28, 2002, the Fund offered Class III shares. Effective July 2, 2001, the Fund began to offer Class IV shares. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $15,196,154 collateralized by cash in the amount of $16,027,627, which was invested in short-term instruments.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by a specific spread. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002 the Fund held no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $4,173,303.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $876,605 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $24,719,851 expiring in 2010. The Fund eleted to defer to March 1, 2002 post-October losses of $8,692.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net    Accumulated Undistributed
         Investment Income          Realized Gain          Paid In Capital
         -----------------    -------------------------    ---------------
             $      --                   $187                   $(187)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund ceased charging a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. For the period from March 1, 2000 through April 7, 2000 the Fund received no purchase premiums. The was no premium for redemptions, reinvested distributions or in-kind transactions.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .105% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $4,281. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $416,439,515 and $265,314,280, respectively.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $424,404,798       $23,649,284         $(50,191,316)      $(26,542,032)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 65.1% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Year Ended                     Year Ended
                                                 February 28, 2002              February 28, 2001
                                            ----------------------------    --------------------------
                                              Shares          Amount          Shares         Amount
         Class III:                         -----------    -------------    ----------    ------------
         Shares sold                          9,762,326    $ 118,497,001     1,105,803    $ 16,166,396
         Shares issued to shareholders
           in reinvestment of
           distributions                        146,377        1,687,074     2,851,635      37,869,731
         Shares repurchased                 (19,237,964)    (232,085,961)   (5,196,613)    (77,603,224)
                                            -----------    -------------    ----------    ------------
         Net decrease                        (9,329,261)   $(111,901,886)   (1,239,175)   $(23,567,097)
                                            ===========    =============    ==========    ============

                                               Period from July 2, 2001
                                                   (commencement of
                                                     operations)
                                              through February 28, 2002
                                              --------------------------
                                                Shares         Amount
         Class IV:                            ----------    ------------
         Shares sold                          22,613,569    $272,126,891
         Shares issued to shareholders in
           reinvestment of distributions         169,378       1,907,569
         Shares repurchased                     (689,655)     (8,000,000)
                                              ----------    ------------
         Net increase                         22,093,292    $266,034,460
                                              ==========    ============

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The Fund's Class IV was started with an initial transfer of paid in capital of $100,653,595 from Class III. This transfer is included in the transaction amounts above.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

               Number of                                                    Contract    Net Unrealized
               Contracts                  Type           Expiration Date     Value       Appreciation
         ---------------------   ----------------------  ---------------   ----------   --------------

                 Buys
                  36             S&P 500                 March 2002        $9,962,100      $40,476

      At February 28, 2002 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TOBACCO-FREE CORE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of           During          Overseen       Directorships
       and Age         Held with Fund    Time Served     Past Five Years     by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administraion,                      Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of           During          Overseen       Directorships
       and Age         Held with Fund    Time Served     Past Five Years     by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President-       Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van
40 Rowes Wharf         and Chairman     1985            Otterloo & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                           Term of          Principal
                                        Office(3) and     Occupation(s)
   Name, Address,       Position(s)       Length of           During
       and Age         Held with Fund    Time Served     Past Five Years
---------------------  --------------   -------------   ------------------
Susan Randall Harbert  Chief            Since May       Member, Grantham,
c/o GMO Trust          Financial        1995            Mayo, Van
40 Rowes Wharf         Officer and                      Otterloo & Co.
Boston, MA 02110       Treasurer of                     LLC.
Age: 44                the Trust
Brent Arvidson         Assistant        Since           Senior Fund
c/o GMO Trust          Treasurer of     September       Administrator --
40 Rowes Wharf         the Trust        1998            Grantham, Mayo,
Boston, MA 02110                                        Van Otterloo & Co.
Age: 32                                                 LLC (September
                                                        1997 - present);
                                                        Senior Financial
                                                        Reporting Analyst,
                                                        John Hancock Funds
                                                        (1996 - 1997)
Scott Eston            Chief            Since           Member, Grantham,
c/o GMO Trust          Financial        September       Mayo, Van
40 Rowes Wharf         Officer and      1997            Otterloo & Co.
Boston, MA 02110       Vice President                   LLC: Senior
Age: 46                of the Trust                     Partner, Coopers &
                                                        Lybrand (1987 -
                                                        1997).
William R. Royer,      Vice President   Since May       General Counsel
Esq.                   and Clerk of     1995            and Member,
c/o GMO Trust          the Trust                        Grantham, Mayo,
40 Rowes Wharf                                          Van Otterloo & Co.
Boston, MA 02110                                        LLC
Age: 36
Elaine M. Hartnett,    Vice President   Since August    Associate General
Esq.                   and Secretary    1999            Counsel, Grantham,
c/o GMO Trust          of the Trust                     Mayo, Van
40 Rowes Wharf                                          Otterloo & Co. LLC
Boston, MA 02110                                        (June 1999 -
Age: 57                                                 present);
                                                        Associate/ Junior
                                                        Partner, Hale and
                                                        Dorr LLP (1991 -
                                                        1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed Small Companies Fund returned +13.3% for the fiscal year ended February 28, 2002, as compared to +1.6% for the Russell 2500 Index before taxes. On an after-tax basis*, the Fund returned +12.6% to the benchmark's +1.1% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

As in the prior period, the Fund continued to benefit from its emphasis on value stocks, as value stocks outperformed growth stocks in the small companies universe by almost 25%, as represented by the Russell 2000 Value and Russell 2000 Growth indices. The Fund's outperformance of the benchmark is attributed equally to stock and sector selection, which both reflected the Fund's strong value bias.

Our intrinsic value stock selection model, which has a strong record of selecting relatively undervalued stocks outside traditional value filters, again added value during the fiscal year. Our price to normalized earnings strategy, which works especially well when value stocks perform well, also posted superior returns. Working to design, the momentum-based stock selection strategy added value, working well when the value-based strategies were less effective. For the fiscal year, stock selection was strongest within the technology, healthcare, and producer durables sectors, which combined to add more than 6% to relative performance for the period. Selection was weakest within financial services stocks, however this was balanced by positive selection across most other sectors.

Within sector selection, the Fund benefited from underweighting technology, healthcare, and other energy sectors, all of which underperformed for the period. These allocations were complemented by overweights in financial services and consumer discretionary sectors.

OUTLOOK

Despite strong performance over the past year, small cap value stocks continue to be undervalued relative to the rest of the U.S. equity market, including small cap growth stocks. The portfolio is positioned to take advantage of the valuation spread, and we are overweight with respect to both value and smaller stocks in the Russell 2500 benchmark. The portfolio currently maintains an overweight in the consumer discretionary, financial services, and producer durables sectors, and underweight positions in the technology and healthcare sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

-----------------
* After-tax returns are calculated using the maximum applicable tax rates, assuming no redemption at the end of the period, and do not include the effect of purchase premiums and redemption fees.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TAX MANAGED SMALL COMPANIES FUND-III
As Of: 2/28/2002
Date                                      GMO TAX MANAGED SMALL     RUSSELL 2500 INDEX*
                                                COMPANIES FUND*
2/28/1999
6/1/1999                                               9,950.00               10,000.00
6/30/1999                                             10,377.85               10,555.73
9/30/1999                                              9,593.64                9,875.28
12/31/1999                                             9,947.42               11,818.13
3/31/2000                                             10,127.55               13,011.54
6/30/2000                                              9,289.19               12,491.09
9/30/2000                                             10,044.24               12,791.09
12/31/2000                                            10,722.49               12,322.41
3/31/2001                                             10,438.72               11,254.47
6/30/2001                                             11,488.19               12,800.49
9/30/2001                                             10,254.19               10,389.83
12/31/2001                                            11,716.28               12,472.79
2/28/2002                                             12,096.88               12,102.55
Average Annual Returns (%)
Inception                                              6/1/1999
1yr                                                         5yr  10 Year/Inception Date
12.68                                                       N/A                    7.17
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns
would have been lower had certain
expenses not been reimbursed during
the periods shown and do not include
the effect of taxes on distributions
and redemptions. Each performance figure
assumes purchase at the beginning and
redemption at the end of the stated
period and reflects a transaction fee
of 50 bp on the purchase. Transaction
fees are retained by the Fund to cover
trading costs. Past performance is not
indicative of future performance.
Information is unaudited.
* Returns are before taxes.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.4%
               AUTO & TRANSPORTATION -- 6.7%
        1,300  American Axle & Manufacturing Holdings Inc*                     34,710
        6,900  Arctic Cat Inc                                                 123,165
        5,425  ArvinMeritor Inc                                               152,931
        4,100  Borg Warner Automotive Inc                                     246,615
        5,500  CNF Transportation Inc                                         170,555
        5,600  Cooper Tire & Rubber Co                                        107,072
        8,200  Dana Corp                                                      152,520
        5,200  Fleetwood Enterprises Inc                                       51,896
          700  Goodyear Tire & Rubber Co                                       19,250
        7,017  Heartland Express Inc*                                         158,093
        2,100  Keystone Automotive Industries Inc*                             36,435
        7,300  Lear Corp*                                                     326,310
        3,300  Northwest Airlines Corp*                                        52,602
        4,800  Offshore Logistics Inc*                                         79,584
        4,900  Paccar Inc                                                     352,457
        1,700  Polaris Industries Inc                                          94,894
        2,800  Smith (AO) Corp, Class B                                        64,260
        1,200  Wabtec Corp                                                     16,908
        6,500  World Fuel Services Corp                                       107,250
        6,500  Yellow Corp*                                                   150,800
                                                                        -------------
                                                                            2,498,307
                                                                        -------------
               CONSUMER DISCRETIONARY -- 22.5%
          900  Action Performance Cos Inc*                                     36,585
        6,000  American Greetings Corp                                         82,620
        2,200  Autonation Inc*                                                 27,478
        6,600  Autozone Inc*                                                  437,976
        4,000  Banta Corp                                                     133,520
        4,900  Big Lots Inc                                                    61,740
        2,200  Black and Decker Corp                                          106,700
          500  Blockbuster Inc                                                 11,800
        3,100  Borders Group Inc*                                              66,309
        6,700  Bowne and Co Inc                                                83,750
        4,700  Brown Shoe Co Inc                                               81,310
        3,300  Burlington Coat Factory Warehouse                               59,862
        3,700  Callaway Golf Co                                                68,857
        4,000  Catalina Marketing Corp*                                       144,320
        1,800  CBRL Group Inc                                                  55,242

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        2,600  CDW Computer Centers Inc*                                      137,280
        4,500  Circuit City Stores Inc                                         80,460
        2,500  Circuit City Stores Inc-CarMax Group*                           66,850
        1,000  Constellation Brands Inc, Class A*                              54,350
          700  Cumulus Media Inc*                                              10,255
        6,400  Dillard's Inc                                                  128,640
        3,000  Direct Focus Inc*                                               90,000
        4,700  Dollar Tree Stores Inc*                                        150,588
        4,000  Dress Barn Inc*                                                114,160
        1,000  Entercom Communications Corp*                                   51,210
        2,500  Fastenal Co                                                    186,850
        4,500  Furniture Brands International Inc*                            171,675
        3,200  G TECH Holdings Corp*                                          170,688
          600  Global Sports Inc*                                               9,570
          800  Group 1 Automotive Inc*                                         30,024
        7,700  Hasbro Inc                                                     110,187
        2,400  Hollywood Entertainment Corp*                                   34,080
        4,100  Hollywood Media Corp*                                           21,730
       18,600  Ikon Office Solutions Inc                                      249,240
        1,300  infoUSA Inc*                                                     8,788
        3,900  International Flavors & Fragrances                             134,355
        2,000  International Game Technology*                                 135,040
        7,100  Intimate Brands Inc                                            137,243
        2,800  Kellwood Co                                                     67,704
        2,000  Kelly Services, Class A                                         50,540
          900  Leggett & Platt Inc                                             23,085
        7,000  Liz Claiborne Inc                                              212,170
       11,600  Lone Star Steakhouse and Saloon Inc                            228,752
        7,000  Luby's Cafeterias Inc*                                          45,220
        1,800  Magna Entertainment Corp*                                       15,804
        2,300  Manpower Inc                                                    77,119
        2,800  Maytag Corp                                                    111,804
        3,500  Mohawk Industries Inc*                                         220,255
        4,600  MPS Group Inc*                                                  30,314
        6,800  Natures Sunshine Products Inc                                   86,020
        3,400  Neiman Marcus Group Inc, Class A*                              118,558
       14,200  Nu Skin Enterprises Inc                                        142,000
       20,600  Office Depot Inc*                                              391,606
       48,200  OfficeMax Inc*                                                 195,210
        4,200  Outback Steakhouse Inc*                                        149,772

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        5,500  Pier 1 Imports Inc                                             109,835
        3,201  Pittston Brinks Group                                           74,359
        1,000  Playboy Enterprises Inc, Class B*                               16,370
        7,900  Prime Hospitality Corp*                                         92,509
          800  ProQuest Co*                                                    28,800
        2,400  QRS Corp*                                                       24,168
        5,500  R.R. Donnelley and Sons                                        157,355
        2,600  Recoton Corp*                                                   12,376
        5,800  Republic Services Inc, Class A*                                104,110
        3,900  Restoration Hardware Inc*                                       46,917
        5,100  Ross Stores Inc                                                183,906
        3,100  Russell Corp                                                    47,647
        1,600  Ryan's Family Steak Houses Inc*                                 35,984
       10,800  Saks Inc*                                                      124,200
        1,800  Shoe Carnival Inc*                                              28,350
       11,700  Sinclair Broadcast Group, Class A*                             134,667
        4,500  Snap-On Inc                                                    155,025
        1,300  Sonic Automotive Inc*                                           34,164
        9,300  Spanish Broadcasting System*                                   115,692
        2,400  Stanley Works                                                  121,032
        1,400  Steinway Musical Instruments*                                   27,930
       25,100  Stewart Enterprises Inc*                                       138,552
        3,500  Sylvan Learning Systems Inc*                                    89,950
        2,300  Tech Data Corp*                                                105,340
        2,300  The Pep Boys - Manny, Moe & Jack                                32,246
        8,800  Tivo Inc*                                                       46,200
        1,400  Tuesday Morning Corp*                                           26,950
        3,400  United Automotive Group Inc*                                    72,964
        2,400  United Stationers Inc*                                          94,200
        7,200  Universal Electronics Inc*                                     114,120
          500  VF Corp                                                         21,025
        4,400  Wallace Computer Services                                       82,192
        1,600  West Marine Inc*                                                33,920
                                                                        -------------
                                                                            8,440,320
                                                                        -------------
               CONSUMER STAPLES -- 3.5%
        1,200  Dean Foods Co*                                                  86,004
        1,200  Dole Food Co                                                    35,436
          200  Farmer Brothers Co                                              57,340
        2,400  Hormel Foods Corp                                               65,688

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER STAPLES -- CONTINUED
        3,100  Ingles Markets Inc, Class A                                     35,650
        2,400  NBTY Inc*                                                       35,616
        6,700  PepsiAmericas Inc                                               91,924
          300  RJ Reynolds Tobacco Holdings                                    19,695
        3,200  Ruddick Corp                                                    48,416
        4,000  Standard Commercial Corp                                        74,800
       10,529  Supervalu Inc                                                  273,228
       25,767  Tyson Foods Inc, Class A                                       334,713
        3,700  Universal Corp                                                 135,864
          600  UST Inc                                                         20,916
                                                                        -------------
                                                                            1,315,290
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 0.4%
        5,400  Actel Corp*                                                     96,822
        2,600  ANADIGICS Inc*                                                  24,622
        1,100  Imation Corp*                                                   25,828
                                                                        -------------
                                                                              147,272
                                                                        -------------
               FINANCIAL SERVICES -- 25.3%
        1,800  Affiliated Computer Services Inc*                               88,038
        2,600  AMB Property Corp, REIT                                         67,730
        3,300  American Financial Group Inc                                    86,856
        1,400  American National Insurance Co                                 124,894
        2,500  AmerUs Group Co                                                 85,450
        2,400  Annaly Mortgage Management Inc                                  39,120
        4,900  Archstone-Smith Trust                                          126,812
        3,500  Arden Realty Group Inc, REIT                                    89,950
        1,100  Arrow Financial Corp                                            31,494
        1,700  Associated Banc Corp                                            62,322
        3,100  Astoria Financial Corp                                          92,411
        7,400  BankAtlantic Bancorp Inc                                        84,582
        3,300  Banknorth Group Inc                                             82,467
        1,800  Berkley (WR) Corp                                               98,100
        2,060  BOK Financial Corp*                                             65,735
        5,400  Capstead Mortgage Corp                                          92,070
        2,300  CarrAmerica Realty Corp, REIT                                   68,540
        2,400  CBL & Associates Properties Inc, REIT                           82,200
        1,700  Colonial Properties Trust, REIT                                 56,287
        3,100  Commerce Group Inc                                             115,289

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        3,400  Commercial Federal Corp                                         85,000
        7,300  Commercial Net Lease Realty                                     95,630
        8,100  Compass Bankshares Inc                                         242,595
        1,200  Corus Bancshares Inc                                            58,020
        6,100  Crown American Realty Trust                                     53,009
        2,736  Delphi Financial Group Inc                                     101,752
        4,800  Deluxe Corp                                                    227,520
        3,600  Developers Diversified Realty Corp, REIT                        72,756
        2,700  Doral Financial Corp                                            92,718
        3,800  Edwards (AG) Inc                                               155,230
        2,900  Electro Rent Corp*                                              39,005
        6,700  Entertainment Properties Trust, REIT                           137,685
        2,000  Erie Indemnity Co, Class A                                      78,560
        6,000  Felcor Lodging Trust Inc, REIT                                 115,200
        4,550  Fidelity National Financial Inc                                120,666
        1,700  First Bancorp Puerto Rico                                       47,430
          800  First Citizens Bancshares, Class A                              80,000
        1,800  First Industrial Realty Trust, REIT                             57,690
        1,700  Fremont General Corp                                             8,976
          600  Gabelli Asset Management*                                       23,100
        2,100  Gables Residential Trust, REIT                                  62,874
        1,700  German American Bancorp                                         27,285
        1,600  Glacier Bancorp Inc                                             31,888
        4,800  Glenborough Realty Trust Inc, REIT                              99,360
        2,600  Glimcher Realty Trust, REIT                                     45,162
          300  Greenpoint Financial Corp                                       13,200
          400  H&R Block Inc                                                   20,180
        4,500  Health Care Inc                                                122,400
        2,300  Healthcare Realty Trust Inc, REIT                               65,550
        1,600  Hibernia Corp, Class A                                          29,440
        2,500  Hospitalities Properties Trust, REIT                            79,750
       21,000  HRPT Properties Trust, REIT                                    178,710
        2,800  Hudson United Bancorp                                           85,960
        5,400  Huntington Bancshares Inc                                       99,630
        5,100  Interactive Data Corp*                                          82,875
        2,400  Interpool Inc                                                   42,240
        9,100  IRT Property Co                                                 99,645
        4,200  iStar Financial Inc, REIT                                      113,946
       11,200  JDN Realty Corp                                                137,312
        2,300  Jefferies Group Inc                                             99,751

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
          900  Kansas City Life Insurance Co                                   32,580
        2,100  Kimco Realty Corp, REIT                                         65,142
       24,500  La Quinta Corp*                                                161,700
        6,000  Lexington Corporate Properties Trust                            92,040
        2,600  Mack-Cali Realty Corp, REIT                                     81,770
        3,300  Mercury General Corp                                           142,560
        2,600  Mony Group Inc                                                 102,648
       10,800  National Health Investors                                      144,720
        2,100  Nationwide Financial Service, Class A                           85,008
        7,100  New Plan Excel Realty Trust, REIT                              141,290
          400  North Fork Bancorp                                              13,832
       11,701  Ohio Casualty Corp*                                            219,277
        5,800  Old Republic International Corp                                185,368
        5,200  Pacific Century Financial Corp                                 131,664
        3,350  PMI Group Inc                                                  237,347
        2,100  Prentiss Properties Trust, REIT                                 59,010
        4,700  Presidential Life Corp                                          97,431
        3,200  PRG-Schultz International Inc*                                  32,064
        5,200  Protective Life Corp                                           161,512
        1,900  PS Business Parks Inc, REIT                                     63,517
        3,500  Public Storage Inc, REIT                                       128,660
          600  Radian Group Inc                                                28,002
        3,000  Raymond James Financial Corp                                    95,400
        1,300  Republic Bancorp Inc                                            15,964
        6,700  RFS Hotel Investors Inc, REIT                                   93,063
        4,200  Riggs National Corp                                             60,648
        4,600  Ryder System Inc                                               129,260
        3,800  S1 Corp*                                                        57,266
        5,500  Safeco Corp                                                    186,725
        1,300  Seacoast Banking Corp of Florida                                58,175
        3,600  Selective Insurance Group                                       82,764
        1,900  SL Green Realty Corp, REIT                                      60,648
       26,400  Sovereign Bancorp Inc                                          334,488
        2,600  Sovran Self Storage, REIT                                       75,166
        1,900  Storage USA Inc, REIT                                           81,757
        1,200  Student Loan Group                                             108,648
        2,300  Summit Properties Inc, REIT                                     50,416
        2,300  TCF Financial Corp                                             118,220
        2,700  Thornburg Mortgage Inc                                          53,460
          400  Torchmark Corp                                                  16,076

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        1,533  UMB Financial Corp                                              61,044
        2,100  Vornado Realty Trust, REIT                                      87,780
        4,719  Washington Federal Inc                                         122,411
        4,300  Westcorp                                                        71,165
                                                                        -------------
                                                                            9,497,733
                                                                        -------------
               FOOD AND BEVERAGE -- 0.1%
          600  Constellation Brands Inc, Class B*                              31,800
          500  Sanderson Farms Inc                                             12,795
                                                                        -------------
                                                                               44,595
                                                                        -------------
               HEALTH CARE -- 4.0%
        3,700  Aetna Inc                                                      129,722
        4,100  Ameripath Inc*                                                 111,028
        1,088  AmerisourceBergen Corp                                          73,658
        1,200  Arrow International Inc                                         54,876
        3,100  DaVita Inc*                                                     69,285
        4,950  Dentsply International Inc                                     164,191
          210  Five Star Quality Care Inc*                                      1,741
        8,000  Health Net Inc*                                                193,920
        1,300  Healthsouth Corp*                                               15,483
        1,800  Henry Schein Inc*                                               77,418
        7,700  Humana Inc*                                                    100,870
        2,800  ICN Pharmaceuticals Inc                                         77,980
        1,900  Invacare Corp                                                   63,726
        5,200  Mid Atlantic Medical Services Inc*                             138,372
        1,200  Ocular Sciences Inc*                                            31,560
        4,200  Omnicare Inc                                                    88,830
        3,000  PSS World Medical Inc*                                          26,850
        1,100  Res-Care Inc*                                                    8,987
        1,800  Sola International Inc*                                         20,268
          900  Trigon Healthcare Inc*                                          64,530
                                                                        -------------
                                                                            1,513,295
                                                                        -------------
               MANUFACTURING -- 0.7%
        6,900  Brunswick Corp                                                 186,231
        4,000  Columbus McKinnon Corp                                          40,000
        1,700  Gerber Scientific Inc*                                          14,620

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MANUFACTURING -- CONTINUED
          700  Griffon Corp*                                                   13,195
                                                                        -------------
                                                                              254,046
                                                                        -------------
               MATERIALS & PROCESSING -- 10.3%
        5,500  A. Schulman Inc                                                100,540
        5,400  Airgas Inc*                                                     95,040
        2,600  Albemarle Corp                                                  61,646
        3,600  Ashland Inc                                                    156,204
        1,800  Ball Corp                                                       76,122
        1,400  Barnes Group Inc                                                32,480
          800  Bemis Co                                                        45,568
        3,400  Cleveland Cliffs Inc                                            56,882
        1,800  Commercial Metals Co                                            65,610
        3,800  CoorsTek Inc*                                                  107,730
        2,100  Corn Products International Inc                                 64,575
        3,500  Cytec Industries Inc*                                           95,025
        1,400  Emisphere Technologies Inc*                                     21,756
        8,800  Engelhard Corp                                                 253,176
        2,400  Ferro Corp                                                      64,224
        1,500  Florida Rock Industries                                         62,715
        1,200  Fuller (HB) Co                                                  32,016
        6,500  Holly Corp                                                     122,200
        4,400  IMC Global Inc                                                  58,520
        4,400  Imco Recycling Inc*                                             38,060
        2,100  Kaydon Corp                                                     52,458
        7,100  Lafarge Corp                                                   293,514
        2,900  Lubrizol Corp                                                   95,410
        4,500  Material Sciences Corp*                                         45,000
          300  Nucor Corp                                                      16,950
        3,900  Olin Corp                                                       65,871
        3,100  Owens Illinois Inc*                                             45,508
        2,700  PolyOne Corp                                                    27,000
        2,500  Quanex Corp                                                     74,500
        3,650  Reliance Steel and Aluminum Co                                  94,900
        5,700  RPM Inc                                                         95,190
        4,600  Sealed Air Corp*                                               206,908
       10,000  Sherwin Williams Co                                            264,200
        1,700  Silgan Holdings Inc*                                            52,258
        5,600  Smurfit-Stone Container Corp*                                   91,336
        6,100  Sonoco Products Co                                             168,665

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
          400  Temple Inland Inc                                               22,276
        3,000  Texas Industries Inc                                           115,050
        5,400  Timken Co                                                       96,930
        8,600  Unifi Inc*                                                      62,608
       10,000  United States Steel Corp                                       177,200
       12,000  USEC Inc                                                        82,560
        2,100  Worthington Industries Inc                                      30,891
                                                                        -------------
                                                                            3,887,272
                                                                        -------------
               OTHER -- 1.7%
        3,400  Cornell Companies Inc*                                          43,146
        2,400  FMC Corp*                                                       90,600
          400  ITT Industries Inc                                              23,600
        4,600  Kaman Corp, Class A                                             68,862
        3,400  Lancaster Colony Corp                                          113,730
          850  National Service Industries Inc                                  6,545
          700  Sequa Corp, Class A*                                            34,412
        6,301  Trinity Industries Inc                                         138,181
        2,900  Westwood One Inc*                                              103,733
                                                                        -------------
                                                                              622,809
                                                                        -------------
               OTHER ENERGY -- 1.1%
        2,830  Arch Coal Inc                                                   51,364
        3,100  Denbury Resources Inc*                                          21,979
        4,127  FMC Technologies Inc*                                           76,803
       14,900  Petroquest Energy Inc*                                          74,202
        7,300  TransMontaigne Inc*                                             38,763
        3,100  Valero Energy Corp                                             132,773
                                                                        -------------
                                                                              395,884
                                                                        -------------
               PRODUCER DURABLES -- 9.9%
          900  Actuant Corp*                                                   35,559
          600  Alliant Techsystems Inc*                                        56,346
        5,100  American Power Conversion Corp*                                 66,759
        3,100  Belden Inc                                                      65,503
        5,000  Cable Design Technologies Corp*                                 58,000
        5,200  Centex Corp                                                    303,888
       10,100  Clayton Homes Inc                                              153,520
        1,500  Cohu Inc                                                        34,560

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
        3,500  Cooper Industries Inc                                          123,725
        2,400  Cummins Inc                                                     99,792
        2,300  Diebold Inc                                                     83,950
        3,500  Dionex Corp*                                                    84,000
        2,100  Donaldson Co Inc                                                75,915
        4,200  FSI International Inc*                                          40,404
        5,600  General Cable Corp                                              66,080
        8,755  Horton (DR) Inc                                                349,325
        1,500  Hubbell Inc, Class B                                            47,985
        4,500  KB HOME                                                        196,425
        2,800  Kimball International, Class B                                  44,016
        4,900  Ladish Co Inc*                                                  42,973
        5,578  Lennar Corp                                                    307,961
        3,828  MDC Holdings Inc                                               168,011
       11,700  Milacron Inc                                                   148,707
        4,500  Pentair Inc                                                    175,500
        5,800  Pulte Corp                                                     301,252
        1,600  Ryland Group Inc                                               142,928
        1,500  Standex International Corp                                      32,745
        1,800  Tecumseh Products Co                                            90,360
        1,100  Tecumseh Products Co, Class B                                   51,150
        3,900  Toll Brothers Inc*                                             191,256
        2,900  Watts Industries Inc, Class A                                   45,965
        2,200  William Lyon Homes*                                             49,500
                                                                        -------------
                                                                            3,734,060
                                                                        -------------
               REAL ESTATE -- 0.4%
        7,000  National Golf Properties Inc                                    41,300
        4,700  Security Capital Group Inc, Class B, REIT*                     120,085
                                                                        -------------
                                                                              161,385
                                                                        -------------
               RETAIL TRADE -- 1.0%
        5,300  Central Garden and Pet Co*                                      49,078
       16,200  CKE Restaurants Inc*                                           159,570
        1,500  Great Atlantic & Pacific Tea Co*                                40,650
        2,000  Tweeter Home Entertainment Group Inc*                           34,000
        3,200  Valuevision International Inc, Class A*                         59,200
        1,600  Whitehall Jewellers Inc*                                        22,320
                                                                        -------------
                                                                              364,818
                                                                        -------------

              See accompanying notes to the financial statements.
10

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- 6.0%
        2,900  American Management Systems Inc*                                53,766
        3,200  Ametek Inc                                                     110,464
        5,900  Arrow Electronics Inc*                                         158,120
        1,700  Autodesk Inc                                                    75,089
        8,842  Avnet Inc                                                      232,191
        1,100  Caci International Inc*                                         37,345
        7,000  Ceridian Corp*                                                 130,200
        1,300  Ciber Inc*                                                      11,206
        3,300  Comcast Corp, Class A*                                         114,642
        2,300  Harris Corp                                                     78,775
        3,800  Information Resources Inc*                                      33,212
       15,600  Ingram Micro Inc*                                              237,900
        1,500  JDA Software Group Inc*                                         39,675
        5,600  Liberate Technologies Inc*                                      41,496
       17,700  MetaSolv Inc*                                                  107,439
        3,500  Microchip Technology Inc*                                      119,630
          900  Micros Systems Inc*                                             20,277
        4,300  Network Associates Inc*                                        101,996
        3,200  NTELOS Inc*                                                     13,280
        5,600  Reynolds & Reynolds Inc, Class A                               164,360
        4,300  Storage Technology Corp*                                        82,560
        1,200  Sykes Enterprises Inc*                                           9,960
        9,900  Trikon Technologies Inc*                                       134,145
        2,100  Zebra Technologies Corp*                                       108,129
        4,100  Zomax Inc*                                                      28,249
                                                                        -------------
                                                                            2,244,106
                                                                        -------------
               UTILITIES -- 4.8%
        3,000  Alaska Communications Systems Group Inc*                        23,970
        2,100  ALLETE                                                          60,039
        1,600  American Water Works Co                                         68,976
        4,400  Avista Corp                                                     64,240
        1,900  CH Energy Group Inc                                             87,628
        5,700  CMS Energy Corp                                                124,260
        4,300  Connectiv Inc                                                  106,167
        8,700  Edison International*                                          137,460
        5,500  El Paso Electric Co*                                            78,980
        4,300  Energy East Corp                                                83,936
        2,600  Great Plains Energy Inc                                         66,378
        1,600  Hawaiian Electric Industries Inc                                68,544

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
        1,300  Nicor Inc                                                       54,405
        4,000  OGE Energy Corp                                                 87,720
        4,800  Oneok Inc                                                       87,552
        4,400  PNM Resources Inc                                              118,536
        3,500  Potomac Electric Power Co                                       76,860
        2,900  Puget Energy Inc                                                62,640
        2,500  RGS Energy Group Inc                                            98,650
        2,500  SCANA Corp                                                      69,375
        1,000  Sempra Energy                                                   22,320
        1,400  Utilicorp United Inc                                            30,856
        5,200  Wisconsin Energy Corp                                          125,684
                                                                        -------------
                                                                            1,805,176
                                                                        -------------

               TOTAL COMMON STOCKS (COST $29,178,497)                      36,926,368
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.0%
               BANKING AND FINANCIAL SERVICES -- 0.0%
        4,300  Westcorp Rights*                                                   301
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $431)                              301
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 3.0%
               CASH EQUIVALENTS -- 1.4%
$     131,569  Fleet National Bank Note, 1.95%, due 4/30/02(a)                131,569
$     289,984  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(a)                                        289,984
      102,347  Merrimac Money Market Fund(a)                                  102,347
                                                                        -------------
                                                                              523,900
                                                                        -------------

              See accompanying notes to the financial statements.
12

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.6%
$     620,050  Salomon Smith Barney Inc. Repurchase Agreement, dated
               02/28/02, due 03/01/02, with a maturity value of
               $620,068, and an effective yield of 1.02%,
               collateralized by a U.S. Treasury Bond with a rate of
               11.25%, maturity date of 02/15/15, and a market value,
               including accrued interest of $637,654.                        620,050
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,143,950)               1,143,950
                                                                        -------------
               TOTAL INVESTMENTS -- 101.4%
               (Cost $30,322,878)                                          38,070,619

               Other Assets and Liabilities (net) -- (1.4%)                  (527,101)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  37,543,518
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

              See accompanying notes to the financial statements.             13

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $504,981 (cost $30,322,878) (Note 1)                      $38,070,619
   Dividends and interest receivable                               48,070
                                                              -----------
      Total assets                                             38,118,689
                                                              -----------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)              523,900
   Payable to affiliate for (Note 2):
      Management fee                                                6,865
      Shareholder service fee                                       4,209
   Accrued expenses                                                40,197
                                                              -----------
      Total liabilities                                           575,171
                                                              -----------
NET ASSETS                                                    $37,543,518
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $37,700,488
   Accumulated net realized loss                               (7,904,711)
   Net unrealized appreciation                                  7,747,741
                                                              -----------
                                                              $37,543,518
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $37,543,518
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    3,191,567
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     11.76
                                                              ===========

14            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $354)               $  705,222
   Interest (including securities lending income of $6)           15,087
                                                              ----------
      Total income                                               720,309
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       197,764
   Audit fees                                                     37,266
   Custodian and transfer agent fees                              27,137
   Legal fees                                                      1,704
   Trustees fees (Note 2)                                            457
   Miscellaneous                                                   7,056
   Fees reimbursed by Manager (Note 2)                           (73,135)
                                                              ----------
                                                                 198,249
   Shareholder service fee (Note 2) - Class III                   53,936
                                                              ----------
      Net expenses                                               252,185
                                                              ----------
         Net investment income                                   468,124
                                                              ----------

REALIZED AND UNREALIZED GAIN:

   Net realized gain on investments                            2,873,008
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                1,594,048
                                                              ----------

      Net realized and unrealized gain                         4,467,056
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $4,935,180
                                                              ==========

              See accompanying notes to the financial statements.             15

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   468,124        $   502,335
   Net realized gain (loss)                                   2,873,008         (4,830,014)
   Change in net unrealized appreciation                      1,594,048          8,767,270
                                                            -----------        -----------
   Net increase in net assets from operations                 4,935,180          4,439,591
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (523,894)          (502,665)
                                                            -----------        -----------
      Total distributions from net investment income           (523,894)          (502,665)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              (7,909,373)        (1,895,280)
                                                            -----------        -----------
   Decrease in net assets resulting from net share
    transactions                                             (7,909,373)        (1,895,280)
                                                            -----------        -----------
      Total increase (decrease) in net assets                (3,498,087)         2,041,646
NET ASSETS:
   Beginning of period                                       41,041,605         38,999,959
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $0 and $63,118,
    respectively)                                           $37,543,518        $41,041,605
                                                            ===========        ===========

16            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                                    ---------------------------
                                                     2002     2001      2000*
                                                    -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.54  $  9.52   $ 10.00
                                                    -------  -------   -------

Income from investment operations:
   Net investment income                               0.15     0.12      0.08
   Net realized and unrealized gain (loss)             1.23     1.02     (0.50)
                                                    -------  -------   -------

      Total from investment operations                 1.38     1.14     (0.42)
                                                    -------  -------   -------

Less distributions to shareholders:
   From net investment income                         (0.16)   (0.12)    (0.06)
                                                    -------  -------   -------

      Total distributions                             (0.16)   (0.12)    (0.06)
                                                    -------  -------   -------
NET ASSET VALUE, END OF PERIOD                      $ 11.76  $ 10.54   $  9.52
                                                    =======  =======   =======
TOTAL RETURN(a)                                       13.25%   12.12%    (4.25)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $37,544  $41,042   $39,000
   Net expenses to average daily net assets            0.70%    0.70%     0.70%**
   Net investment income to average daily net
     assets                                            1.30%    1.25%     1.08%**
   Portfolio turnover rate                               65%     131%       18%
   Fees and expenses reimbursed by the Manager to
     average daily net assets                          0.20%    0.17%     0.21%**
   Purchase premiums consisted of the following
     per share amounts:(b)                             --(c) $  0.01   $   N/A

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
(c)  Rounds to less than $0.01 per share.
*    Period from June 1, 1999 (commencement of operations) through February 29,
     2000.
**   Annualized.
++   Not annualized.

              See accompanying notes to the financial statements.             17

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax Managed Small Companies Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks to maximize after-tax total return through investment in a portfolio of common stocks of smaller companies principally traded in the U.S. The Fund's benchmark is the GMO Russell 2500 Index (After Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2002, the Fund held no open futures contracts.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $504,981 collateralized by cash in the amount of $523,900, which was invested in short-term investments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees,

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $523,894.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $640,309, $5,176,933 and $1,587,943 expiring in 2008, 2009 and
      2010, respectively. The Fund elected to defer to March 1, 2002 post-October losses of $494,132.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments for redemptions in kind. Gains from such in kind redemptions amounted to $3,319,951. The financial highlights exclude these adjustments.

         Accumulated Undistributed  Accumulated Undistributed
           Net Investment Income          Realized Gain        Paid In Capital
         -------------------------  -------------------------  ---------------
                  $(7,348)                 $(3,307,397)          $3,314,745

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, the purchase premium charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium charged by the Fund may be waived if the Manager determines the Fund is substantially underweighted in cash so

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      that a purchase will not require a securities transaction. All purchase premiums are paid and recorded by the Fund as paid-in capital. For the years ended February 28, 2001 and February 28, 2002 the fund received $26,637 and $7,812 in purchase premiums, respectively. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $457. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $22,846,852 and $31,113,308, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $30,328,272       $8,279,383        $ (537,036)      $7,742,347

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 56.3% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended               Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  -----------------------
                                                          Shares       Amount       Shares      Amount
         Class III:                                     -----------  -----------  ----------  -----------
         Shares sold                                        141,701  $ 1,562,447     529,865  $ 5,327,332
         Shares issued to shareholders
           in reinvestment of distributions                   8,017       85,606       5,639       56,395
         Shares repurchased                                (853,209)  (9,557,426)   (738,620)  (7,279,007)
                                                        -----------  -----------  ----------  -----------
         Net decrease                                      (703,491) $(7,909,373)   (203,116) $(1,895,280)
                                                        ===========  ===========  ==========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax- Managed Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham,(2)                    President --    Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham,(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed U.S. Equities Fund returned -5.8% for the fiscal year ended February 28, 2002, as compared to -9.5% for the S&P 500 before taxes. On an after-tax basis*, the Fund returned -6.2% to the benchmark's -10.0% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The Fund's outperformance of the benchmark for the period is attributed primarily to stock selection. The portfolio uses two value-based stock selection strategies and one momentum-based stock selection strategy. Our intrinsic value stock selection model, which has a strong record of selecting relatively undervalued stocks outside traditional value filters, again added value during the fiscal year. Our price to normalized earnings strategy, which works especially well when value stocks perform well, also posted superior returns. During the third quarter of the fiscal year (September through November), these value-based stocks selections underperformed, as the market reacted to the events of September 11th, but have performed well from the start of the fourth quarter. Working to design, the momentum-based stock selection strategy also added value, working well when the value-based strategies were less effective. For the fiscal year, stock selection was strongest within the financial services, utilities, and producer durables sectors, which combined to add more than 3.5% to relative performance for the period. Selection was weakest within technology stocks, however this was balanced by positive selection across most other sectors.

Sector selection had a neutral effect on relative performance for the fiscal year. Overweights in financial services and automotive stocks, which outperformed by 5% and 22% respectively, added value, as did an underweight in other energy stocks, which underperformed. These allocations were offset, however, by an underweight in integrated oil stocks and an overweight in utilities stocks.

OUTLOOK

We believe that our process of combining value and momentum disciplines in the Fund is well suited to the continued choppy market environment that we anticipate. The portfolio continues to overweight financial services and automotive sectors, and is currently overweight in utility and consumer discretionary sectors. Healthcare has replaced technology as the Fund's largest underweight, as technology is now at a neutral weight in the portfolio. The Fund is also underweight in energy sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

* After-tax returns are calculated using the maximum applicable tax rates, assuming no redemption at the end of the period, and do not include the effect of purchase premiums and redemption fees.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


   TAX MANAGED U.S. EQUITIES FUND-III
            AS OF: 2/28/2002               GMO TAX MANAGED U.S.      S&P 500 INDEX*
                  DATE                        EQUITIES FUND*
2/28/1998
7/23/1998                                             10,000.00               10,000.00
9/30/1998                                              9,510.00                8,952.90
12/31/1998                                            10,959.63               10,859.59
3/31/1999                                             10,969.70               11,400.66
6/30/1999                                             11,990.91               12,204.21
9/30/1999                                             11,069.30               11,442.13
12/31/1999                                            12,818.76               13,144.62
3/31/2000                                             13,674.70               13,446.01
6/30/2000                                             13,089.63               13,088.88
9/30/2000                                             13,831.46               12,962.09
12/31/2000                                            13,229.63               11,947.88
3/31/2001                                             11,819.16               10,531.40
6/30/2001                                             12,366.28               11,147.75
9/30/2001                                             11,025.87                9,511.46
12/31/2001                                            11,937.24               10,527.77
2/28/2002                                             11,718.30               10,174.16
Average Annual Returns (%)
Inception                                             7/23/1998
1yr                                                         5yr  10 Year/Inception Date
-5.78                                                       N/A                     4.5
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their original
cost. The total returns would have been
lower had certain expenses not been
reimbursed during the periods shown and
do not include the effect of taxes on
distributions and redemptions. Past
performance is not indicative of future
performance. Information is unaudited.
* Returns are before taxes.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.7%
               AUTO & TRANSPORTATION -- 4.9%
        2,400  AMR Corp*                                                       62,640
        5,000  Burlington Northern Santa Fe Railroad Co                       145,100
        4,500  Carnival Corp                                                  122,805
        1,900  CSX Corp                                                        71,706
        1,000  Delphi Automotive Systems*                                      15,990
        2,000  Delta Air Lines Inc                                             69,000
          400  Eaton Corp                                                      32,296
       11,169  Ford Motor Co                                                  166,195
        6,341  General Motors Corp                                            335,946
        1,500  Genuine Parts Co                                                54,795
          800  Goodyear Tire & Rubber Co                                       22,000
        5,600  Norfolk Southern Corp                                          133,224
        1,400  TRW Inc                                                         70,350
          600  Union Pacific Corp                                              36,402
                                                                        -------------
                                                                            1,338,449
                                                                        -------------
               CONSUMER DISCRETIONARY -- 13.1%
          700  Abercrombie & Fitch Co*                                         18,648
        1,700  Allied Waste Industries Inc*                                    22,185
        4,400  AOL Time Warner Inc*                                           109,120
        1,100  Autonation Inc*                                                 13,739
        2,000  Autozone Inc*                                                  132,720
        1,200  Best Buy Co Inc*                                                80,880
          900  BJ's Wholesale Club Inc*                                        37,035
        1,100  Circuit City Stores Inc                                         19,668
          800  Clear Channel Communications Inc*                               37,296
          900  Darden Restaurants Inc                                          38,052
        4,200  Eastman Kodak Co                                               132,300
        2,500  eBay Inc*                                                      130,125
          500  Electronic Arts Inc*                                            26,910
        1,000  Estee Lauder Cos Inc                                            31,200
        1,900  Family Dollar Stores Inc                                        62,396
        1,400  Federated Department Stores Inc*                                58,674
        6,900  Fox Entertainment Group Inc, Class A*                          153,870
        1,900  Gannett Co Inc                                                 144,742
        5,900  Home Depot Inc                                                 295,000
        2,200  International Flavors & Fragrances                              75,790

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        1,300  Jones Apparel Group Inc*                                        46,358
          800  Kimberly-Clark Corp                                             50,080
        1,500  Leggett & Platt Inc                                             38,475
       10,700  Liberty Media Corp, Class A*                                   136,960
          700  Liberty Media Corp, Class B*                                     9,660
        2,300  Mattel Co                                                       43,585
        2,500  May Department Stores Co                                        91,600
        1,400  McDonald's Corp                                                 36,540
        3,900  Newell Rubbermaid Inc                                          121,407
        2,200  Nike Inc, Class B                                              129,492
        3,400  Office Depot Inc*                                               64,634
        2,100  Penney (JC) Co Inc                                              41,034
        2,200  Robert Half International Inc*                                  57,222
        3,100  Sears Roebuck & Co                                             162,998
        1,800  Stanley Works                                                   90,774
        1,600  Staples Inc*                                                    31,472
        2,900  Target Corp                                                    121,510
        3,400  The Gap Inc                                                     40,698
          900  TJX Cos Inc                                                     34,173
          700  Toys R Us Inc*                                                  12,467
          200  Tricon Global Restaurants Inc*                                  11,826
        3,500  USA Networks Inc*                                              103,460
        1,600  Viacom Inc, Class A*                                            74,704
        4,800  Wal Mart Stores Inc                                            297,648
        3,200  Waste Management Inc                                            84,192
          600  Whirlpool Corp                                                  45,060
                                                                        -------------
                                                                            3,598,379
                                                                        -------------
               CONSUMER STAPLES -- 8.2%
        4,600  Albertsons Inc                                                 139,196
        1,600  Campbell Soup Co                                                42,784
          400  Coca Cola Co                                                    18,956
        2,500  ConAgra Foods Inc                                               58,525
          600  General Mills Co                                                27,738
        1,800  Heinz (HJ) Co                                                   73,386
        1,100  Hormel Foods Corp                                               30,107
        4,800  Kellogg Co                                                     165,840
          600  Pepsi Bottling Group Inc                                        14,910
          900  Pepsico Inc                                                     45,450

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER STAPLES -- CONTINUED
       14,800  Philip Morris Cos Inc                                          779,368
        4,700  Procter and Gamble Co                                          398,513
       15,200  Rite Aid Corp*                                                  50,768
        1,400  RJ Reynolds Tobacco Holdings                                    91,910
        1,400  Safeway Inc*                                                    60,172
        3,100  Sara Lee Corp                                                   64,852
          200  Unilever NV NY Shares                                           11,656
        2,500  UST Inc                                                         87,150
        1,500  Wrigley (William Jr) Co                                         84,060
                                                                        -------------
                                                                            2,245,341
                                                                        -------------
               FINANCIAL SERVICES -- 18.4%
        1,000  Affiliated Computer Services Inc*                               48,910
        5,500  Allstate Corp                                                  192,610
          250  AMBAC Inc                                                       15,512
        1,100  Americredit*                                                    25,685
        2,200  Amsouth Bancorp                                                 46,530
       15,200  Bank of America Corp                                           972,040
        3,800  Bank One Corp                                                  136,192
        1,300  Bear Stearns Cos Inc                                            71,617
          915  Charter One Financial Inc                                       27,871
          500  Cigna Corp                                                      44,850
        1,360  Citigroup Inc                                                   61,540
        2,200  CNA Financial Corp*                                             63,822
        1,500  Comerica Inc                                                    89,775
          900  Compass Bankshares Inc                                          26,955
        1,300  Concord EFS Inc*                                                39,039
        1,300  Countrywide Credit Industries Inc                               53,365
          400  Edwards (AG) Inc                                                16,340
        3,500  Equifax Inc                                                    105,000
        1,300  First Data Corp                                                105,976
        4,810  FleetBoston Financial Corp                                     160,558
        2,900  Franklin Resources Inc                                         118,494
          600  Golden West Financial Corp                                      38,250
        3,600  H&R Block Inc                                                  181,620
          500  Hartford Financial Services Group Inc                           33,500
        2,400  Household International Inc                                    123,600
        3,100  Huntington Bancshares Inc                                       57,195
        5,310  J.P. Morgan Chase & Co                                         155,318

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        2,100  Key Corp                                                        52,668
          400  Lehman Brothers Holdings Inc                                    22,600
          800  Lincoln National Corp                                           40,968
        2,600  Loews Corp                                                     151,658
          200  Marshall & Ilsley Corp                                          12,198
        1,300  MBIA Inc                                                        75,985
        1,800  MGIC Investment Corp                                           120,816
        2,100  Moody's Corp                                                    77,700
        2,000  Morgan Stanley Dean Witter & Co                                 98,240
        3,700  National City Corp                                             105,524
        1,600  North Fork Bancorp                                              55,328
          800  PNC Bank Corp                                                   43,952
        1,000  Progressive Corp                                               155,800
          700  Regions Financial Corp                                          22,750
          800  Southtrust Corp                                                 20,216
        1,400  Sovereign Bancorp Inc                                           17,738
        2,000  Stilwell Financial Inc                                          45,620
        1,500  Suntrust Banks Inc                                              94,185
          900  Torchmark Corp                                                  36,171
        1,000  Total System Services Inc                                       23,100
        1,200  Union Planters Corp                                             55,872
          900  UnionBanCal Corp                                                34,200
        4,200  Unumprovident Corp                                             118,944
        3,100  US Bancorp                                                      64,635
       11,300  Wachovia Corp                                                  375,499
        3,600  Washington Mutual Inc                                          117,108
                                                                        -------------
                                                                            5,051,639
                                                                        -------------
               HEALTH CARE -- 8.8%
        1,700  Abbott Laboratories                                             96,135
        2,700  Aetna Inc                                                       94,662
          300  Baxter International Inc                                        16,644
        5,300  Boston Scientific Corp*                                        118,508
        3,900  Bristol Myers Squibb Co                                        183,300
        1,400  Chiron Corp*                                                    60,788
          700  First Health Group Corp*                                        16,086
          500  Gilead Sciences Inc*                                            35,230
        1,000  Healthsouth Corp*                                               11,910
          300  IDEC Pharmaceuticals Corp*                                      18,846

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        9,778  Johnson & Johnson                                              595,480
          500  King Pharmaceuticals Inc*                                       15,530
          600  Lincare Holdings Inc*                                           15,096
          700  Manor Care Inc*                                                 13,125
        1,600  McKesson HBOC Inc                                               56,400
        8,800  Merck & Co Inc                                                 539,704
        2,700  Mylan Laboratories Inc                                          82,026
          950  Pfizer Inc                                                      38,912
       10,100  Schering Plough Corp                                           348,349
          300  Tenet Healthcare Corp*                                          17,325
          300  Wellpoint Health Network*                                       36,486
                                                                        -------------
                                                                            2,410,542
                                                                        -------------
               INTEGRATED OILS -- 1.8%
        2,000  ChevronTexaco Corp                                             168,880
        3,600  Conoco Inc                                                      99,576
        1,000  Exxon Mobil Corp                                                41,300
        3,300  Marathon Oil Corp                                               90,750
          300  Murphy Oil Corp                                                 25,854
        2,300  Occidental Petroleum Corp                                       61,732
                                                                        -------------
                                                                              488,092
                                                                        -------------
               MATERIALS & PROCESSING -- 5.7%
        2,200  Alcoa Inc                                                       82,654
        1,300  American Standard Co*                                           84,890
        5,083  Dow Chemical Co                                                158,996
        3,400  Du Pont (E.I.) De Nemours                                      159,256
          300  Eastman Chemical Co                                             13,200
        1,600  Fluor Corp                                                      60,656
        3,000  Georgia-Pacific Group                                           76,950
          600  Kinder Morgan Energy Partners                                   17,160
        6,800  Lowes Cos Inc                                                  307,700
        1,400  Masco Corp                                                      39,298
          400  Nucor Corp                                                      22,600
          500  Phelps Dodge Corp                                               18,955
        2,800  PPG Industries Inc                                             143,780
        2,700  Praxair Inc                                                    156,330
        2,400  Sealed Air Corp*                                               107,952

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
        1,500  Sherwin Williams Co                                             39,630
          900  Smurfit-Stone Container Corp*                                   14,679
        1,200  Weyerhaeuser Co                                                 74,184
                                                                        -------------
                                                                            1,578,870
                                                                        -------------
               OTHER -- 2.9%
        1,200  Fortune Brands Inc                                              54,600
        8,500  Honeywell International Inc                                    324,020
          400  Illinois Tool Works Inc                                         29,424
        1,600  Ingersoll Rand Co                                               80,000
          700  ITT Industries Inc                                              41,300
        1,500  Johnson Controls                                               133,140
          200  Minnesota Mining and Manufacturing Co                           23,586
        1,200  Textron Inc                                                     57,036
        1,900  Westwood One Inc*                                               67,963
                                                                        -------------
                                                                              811,069
                                                                        -------------
               OTHER ENERGY -- 0.1%
          500  Progress Energy Inc                                             22,370
          500  Sunoco Inc                                                      19,260
                                                                        -------------
                                                                               41,630
                                                                        -------------
               PRODUCER DURABLES -- 4.5%
        5,100  American Power Conversion Corp*                                 66,759
          800  Applied Materials Inc*                                          34,776
        3,200  Caterpillar Inc                                                177,632
          300  Centex Corp                                                     17,532
        1,000  Deere (John) and Co                                             47,930
        1,300  Dover Corp                                                      51,441
        1,200  Emerson Electric Co                                             69,108
        1,000  Grainger (WW) Inc                                               59,270
        2,200  KLA Instruments Corp*                                          127,402
        1,700  Lam Research Corp*                                              36,788
        1,500  Lexmark International Group Inc*                                74,565
          600  Lockheed Martin Corp                                            33,846
        1,100  Northrop Grumman Corp                                          117,744
          900  Parker-Hannifin Corp                                            44,838
        4,300  Pitney Bowes Inc                                               179,396

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
          700  RF Micro Devices Inc*                                           10,948
        8,500  Xerox Corp*                                                     82,535
                                                                        -------------
                                                                            1,232,510
                                                                        -------------
               TECHNOLOGY -- 15.3%
        5,600  Altera Corp*                                                   106,792
        2,500  Apple Computer Inc*                                             54,250
        1,200  AVX Corp                                                        21,684
        4,900  BMC Software Inc*                                               78,645
       10,000  Cisco Systems Inc*                                             142,700
        6,400  Computer Associates International Inc                          104,192
        6,500  Compuware Corp*                                                 74,165
       16,200  Dell Computer Corp*                                            399,978
        1,500  Electronic Data Systems Corp                                    88,545
        2,000  Gateway Inc*                                                     9,200
        3,000  Hewlett Packard Co                                              60,360
          300  IBM Corp                                                        29,436
       25,100  Intel Corp                                                     716,605
        1,300  Linear Technology Corp                                          47,879
        7,500  Lucent Technologies Inc                                         41,925
          900  Microchip Technology Inc*                                       30,762
       20,300  Microsoft Corp*                                              1,184,302
       11,900  Motorola Inc                                                   154,700
        2,100  National Semiconductor Corp*                                    52,815
       22,900  Oracle Corp*                                                   380,598
        2,200  Qualcomm Inc*                                                   73,150
        4,700  Raytheon Co                                                    181,843
        1,600  Rockwell International Corp                                     31,600
        1,600  Symantec Co*                                                    57,696
        2,900  Texas Instruments Inc                                           85,115
                                                                        -------------
                                                                            4,208,937
                                                                        -------------
               U.S. GOVERNMENT AGENCY -- 3.3%
        8,300  Fannie Mae                                                     649,475
        3,900  Freddie Mac                                                    248,586
                                                                        -------------
                                                                              898,061
                                                                        -------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- 11.7%
          600  Ameren Corp                                                     24,444
       43,000  AT & T Corp                                                    668,220
        4,100  Bellsouth Corp                                                 158,916
        3,700  Broadwing Inc*                                                  23,236
          900  Cinergy Corp                                                    28,620
        2,200  Consolidated Edison Inc                                         89,760
        2,000  DTE Energy Co                                                   82,840
        3,000  Edison International*                                           47,400
        1,600  Entergy Corp                                                    66,048
          997  Firstenergy Corp                                                36,490
        1,000  FPL Group Inc                                                   53,110
        5,000  PG & E Corp*(a)                                                106,050
          300  Pinnacle West Capital Corp                                      12,168
        1,300  Public Service Enterprise Group Inc                             54,821
        1,200  Reliant Energy Inc                                              24,960
       10,426  SBC Communications Inc                                         394,520
        1,100  Sempra Energy                                                   24,552
        3,100  Southern Co                                                     78,740
        9,900  Sprint Corp (Fon Group)                                        139,491
        4,200  Sprint Corp (PCS Group)*                                        38,850
        2,400  TXU Corp                                                       122,088
       16,142  Verizon Communications                                         755,446
       26,900  WorldCom Inc*                                                  202,288
                                                                        -------------
                                                                            3,233,058
                                                                        -------------

               TOTAL COMMON STOCKS (COST $26,921,068)                      27,136,577
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 2.7%
               CASH EQUIVALENTS -- 1.4%
       80,967  Dreyfus Money Market Fund(b)                                    80,967
$      17,227  Fleet National Bank Note, 1.95%, due 4/30/02(b)                 17,227
$     216,422  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(b)                                        216,422
       76,384  Merrimac Money Market Fund(b)                                   76,384
                                                                        -------------
                                                                              391,000
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.3%
$     342,313  Salomon Smith Barney Inc. Repurchase Agreement, dated
               02/28/02, due 03/01/02, with a maturity value of
               $342,323 and an effective yield of 1.02%,
               collateralized by a U.S. Treasury Bond with a rate of
               11.25%, maturity date of 02/15/15 and a market value,
               including interest of $357,708.                                342,313
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $733,313)                   733,313
                                                                        -------------
               TOTAL INVESTMENTS -- 101.4%
               (Cost $27,654,381)                                          27,869,890

               Other Assets and Liabilities (net) -- (1.4%)                  (375,068)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  27,494,822
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Bankrupt issuer.

(b)  Represents investment of security lending collateral (Note 1).

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $379,809 (cost $27,654,381) (Note 1)                      $27,869,890
   Dividends and interest receivable                               46,474
   Receivable for expenses reimbursed by Manager (Note 2)           1,339
                                                              -----------
      Total assets                                             27,917,703
                                                              -----------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)              391,000
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       3,133
   Accrued expenses                                                28,748
                                                              -----------
      Total liabilities                                           422,881
                                                              -----------
NET ASSETS                                                    $27,494,822
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $28,582,830
   Accumulated undistributed net investment income                 57,123
   Accumulated net realized loss                               (1,360,640)
   Net unrealized appreciation                                    215,509
                                                              -----------
                                                              $27,494,822
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $27,494,822
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,445,186
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     11.24
                                                              ===========

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $254)               $ 274,657
   Interest (including securities lending income of $24)          7,034
                                                              ---------
      Total income                                              281,691
                                                              ---------
EXPENSES:
   Management fee (Note 2)                                       50,506
   Audit fees                                                    32,836
   Custodian and transfer agent fees                             18,242
   Registration fees                                              2,065
   Legal fees                                                       274
   Trustees fees (Note 2)                                           182
   Miscellaneous                                                  1,189
   Fees reimbursed by Manager (Note 2)                          (54,606)
                                                              ---------
                                                                 50,688
   Shareholder service fee (Note 2) -- Class III                 22,957
                                                              ---------
      Net expenses                                               73,645
                                                              ---------
         Net investment income                                  208,046
                                                              ---------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on:
      Investments                                              (824,632)
      Closed futures contracts                                  (59,217)
                                                              ---------

         Net realized loss                                     (883,849)
                                                              ---------

   Change in net unrealized appreciation (depreciation) on
    investments                                                 (72,583)
                                                              ---------

      Net realized and unrealized loss                         (956,432)
                                                              ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(748,386)
                                                              =========

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   208,046        $   117,460
   Net realized gain (loss)                                    (883,849)         1,138,944
   Change in net unrealized depreciation                        (72,583)        (1,712,803)
                                                            -----------        -----------
   Net decrease in net assets from operations                  (748,386)          (456,399)
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (180,097)          (100,161)
                                                            -----------        -----------
      Total distributions from net investment income           (180,097)          (100,161)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              17,005,362         (1,300,592)
                                                            -----------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                       17,005,362         (1,300,592)
                                                            -----------        -----------
      Total increase (decrease) in net assets                16,076,879         (1,857,152)
NET ASSETS:
   Beginning of period                                       11,417,943         13,275,095
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $57,123 and $29,174,
    respectively)                                           $27,494,822        $11,417,943
                                                            ===========        ===========

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28/29,
                                               -----------------------------------------------------
                                                   2002          2001          2000         1999*
                                               ------------  ------------  ------------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $      12.08  $      12.64  $      10.67  $     10.00
                                               ------------  ------------  ------------  -----------

Income from investment operations:
   Net investment income                              0.16+         0.15+          0.13         0.09
   Net realized and unrealized gain (loss)            (0.86)        (0.57)         1.97         0.65
                                               ------------  ------------  ------------  -----------

      Total from investment operations                (0.70)        (0.42)         2.10         0.74
                                               ------------  ------------  ------------  -----------

Less distributions to shareholders:
   From net investment income                         (0.14)        (0.14)        (0.13)       (0.07)
                                               ------------  ------------  ------------  -----------

      Total distributions                             (0.14)        (0.14)        (0.13)       (0.07)
                                               ------------  ------------  ------------  -----------
NET ASSET VALUE, END OF PERIOD                 $      11.24  $      12.08  $      12.64  $     10.67
                                               ============  ============  ============  ===========
TOTAL RETURN(a)                                       (5.78)%        (3.44)%        19.83%        7.48%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $     27,495  $     11,418  $     13,275  $     8,116
   Net expenses to average daily net assets            0.48%         0.48%         0.48%        0.48%**
   Net investment income to average daily net
     assets                                            1.36%         1.18%         1.11%        1.30%**
   Portfolio turnover rate                               45%          161%           19%          33%
   Fees and expenses reimbursed by the
     Manager to average daily net assets:              0.36%         0.54%         0.44%        1.47%**

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* Period from July 23, 1998 (commencement of operations) through February 28, 1999.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.             13

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax-Managed U.S. Equities Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high after-tax total return primarily through investment in U.S. equity securities. The Fund's benchmark is the GMO S&P 500 (After
      Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002, the Fund held no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $379,809 collateralized by cash in the amount of $391,000, which was invested in short-term investments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $180,097.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $56,148 of undistributed ordinary income.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $24,242 and $1,030,107 expiring in 2008 and 2010, respectively. The Fund elected to defer to March 1, 2002 post-October losses of $306,291.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the fund ceased charging a premium on cash purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period March 1, 2000 through October 13, 2000, the Fund received no purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $182. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $23,645,632 and $6,941,331 respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $27,653,406       $2,049,028       $(1,832,544)       $216,484

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 65.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended             Year Ended
                                                          February 28, 2002       February 28, 2001
                                                        ----------------------  ---------------------
                                                         Shares      Amount      Shares     Amount
         Class III:                                     ---------  -----------  --------  -----------
         Shares sold                                    1,498,911  $16,997,564   319,352  $ 4,100,000
         Shares issued to shareholders
           in reinvestment of distributions                   694        7,798     1,007       13,445
         Shares repurchased                                    --           --  (424,895)  (5,414,037)
                                                        ---------  -----------  --------  -----------
         Net increase (decrease)                        1,499,605  $17,005,362  (104,536) $(1,300,592)
                                                        =========  ===========  ========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED U.S. EQUITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President --    Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Sector Fund returned +9.8% for the fiscal year ended February 28, 2002, as compared to -9.5% for its S&P 500 benchmark. The GMO U.S. Sector Fund currently invests in the GMO U.S. Core Fund, the GMO Small Cap Value Fund and the GMO REIT Fund.

The Fund's outperformance relative to the S&P 500 for the fiscal year was due to allocation in favor of small cap value stocks and REITs, and to strong portfolio implementation. In a bearish year, both small cap value stocks and REITs dominated all other segments of the market. The benchmark for the Small Cap Value Fund, the Russell 2500 Value Index, outperformed the S&P 500 by 21.0%. The positive impact of the decision to overweight Small Cap Value was augmented by the overweight in REITs, whose Morgan Stanley REIT Index benchmark rose by 16.3% for the fiscal year, outperforming the S&P 500 by 25.8%.

Implementation within the Fund also added to performance. The U.S. Core and the Small Cap Value Funds outperformed their benchmarks by 3.4% and 1.9%, respectively. This outperformance was partly offset by the REIT Fund lagging its benchmark by 2.6%.

OUTLOOK

Value stocks, particularly small cap value stocks and REITs, remain attractively valued. We expect the Fund to benefit from an ongoing but bumpy recovery in these sectors of the market. Our style, which combines value and momentum disciplines, is well suited to the continued choppy, but value-driven market environment we anticipate.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          U.S. SECTOR FUND-III
            AS OF: 2/28/2002
                  DATE                    GMO U.S. SECTOR FUND      S&P 500 INDEX
2/28/1992
12/31/1992                                           10,000.00               10,000.00
3/31/1993                                            10,650.00               10,436.71
6/30/1993                                            10,901.86               10,487.47
9/30/1993                                            11,470.48               10,758.50
12/31/1993                                           11,688.41               11,007.87
3/31/1994                                            11,455.91               10,590.42
6/30/1994                                            11,435.55               10,635.02
9/30/1994                                            11,943.32               11,154.98
12/31/1994                                           12,070.51               11,153.24
3/31/1995                                            13,169.93               12,239.20
6/30/1995                                            14,618.99               13,407.54
9/30/1995                                            16,203.73               14,473.05
12/31/1995                                           17,282.75               15,344.38
3/31/1996                                            17,882.76               16,167.90
6/30/1996                                            18,492.85               16,893.58
9/30/1996                                            19,006.49               17,415.84
12/31/1996                                           20,434.33               18,867.49
3/31/1997                                            20,896.12               19,373.23
6/30/1997                                            23,446.79               22,755.48
9/30/1997                                            26,196.91               24,459.88
12/31/1997                                           26,286.23               25,162.31
3/31/1998                                            29,029.14               28,672.27
6/30/1998                                            28,898.53               29,619.10
9/30/1998                                            25,279.94               26,672.86
12/31/1998                                           29,346.59               32,353.35
3/31/1999                                            29,408.63               33,965.32
6/30/1999                                            32,200.59               36,359.29
9/30/1999                                            29,842.94               34,088.87
12/31/1999                                           33,546.35               39,161.01
3/31/2000                                            35,051.06               40,058.94
6/30/2000                                            34,378.29               38,994.96
9/30/2000                                            36,496.03               38,617.22
12/31/2000                                           36,846.95               35,595.64
3/31/2001                                            35,513.44               31,375.61
6/30/2001                                            38,882.30               33,211.88
9/30/2001                                            35,405.82               28,336.98
12/31/2001                                           39,524.46               31,364.82
2/28/2002                                            39,379.95               30,311.32
Average Annual Returns (%)
Inception                                           12/31/1992
1yr                                                        5yr  10 Year/Inception Date
9.8                                                      12.88                   16.13
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses not
been reimbursed during the periods shown
and do not include the effect of taxes
on distributions and redemptions. Past
performance is not indicative of future
performance. Information is unaudited.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                              VALUE ($)
---------------------------------------------------------------------------------
               COMMON STOCKS -- 1.7%
               TECHNOLOGY -- 1.7%
        1,181  Ascential Software Corp*                                     4,606
                                                                        ---------

               TOTAL COMMON STOCKS (COST $0)                                4,606
                                                                        ---------
               MUTUAL FUNDS -- 99.8%
        4,245  GMO REIT Fund, Class III                                    47,413
        4,030  GMO Small Cap Value Fund, Class III                         60,085
       12,567  GMO U.S. Core Fund, Class III                              162,116
                                                                        ---------
               TOTAL MUTUAL FUNDS (COST $298,691)                         269,614
                                                                        ---------
               SHORT-TERM INVESTMENTS -- 3.2%
               REPURCHASE AGREEMENTS -- 3.2%
$       8,622  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of $8,623
               and an effective yield of 1.02%, collateralized by a
               U.S. Treasury Obligation with a rate of 11.25%,
               maturity date of 2/15/15 and market value, including
               accrued interest of $15,553.                                 8,622
                                                                        ---------

               TOTAL SHORT-TERM INVESTMENTS (COST $8,622)                   8,622
                                                                        ---------
               TOTAL INVESTMENTS -- 104.7%
               (Cost $307,313)                                            282,842

               Other Assets and Liabilities (net) -- (4.7%)               (12,792)
                                                                        ---------
               TOTAL NET ASSETS -- 100.0%                               $ 270,050
                                                                        =========

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

              See accompanying notes to the financial statements.              1

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $307,313) (Note 1)             $282,842
   Receivable for expenses reimbursed by Manager (Note 2)        1,240
                                                              --------
      Total assets                                             284,082
                                                              --------

LIABILITIES:
   Accrued expenses                                             14,032
                                                              --------
      Total liabilities                                         14,032
                                                              --------
NET ASSETS                                                    $270,050
                                                              ========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $458,975
   Accumulated undistributed net investment income               5,527
   Accumulated net realized loss                              (169,981)
   Net unrealized depreciation                                 (24,471)
                                                              --------
                                                              $270,050
                                                              ========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $270,050
                                                              ========

SHARES OUTSTANDING:
   Class III                                                    49,529
                                                              ========

NET ASSET VALUE PER SHARE:
   Class III                                                  $   5.45
                                                              ========

2             See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  4,999
   Interest                                                        239
                                                              --------
      Total income                                               5,238
                                                              --------
EXPENSES:
   Management fee (Note 2)                                         866
   Audit fees                                                   18,623
   Registration fees                                             1,488
   Custodian and transfer agent fees                             1,246
   Trustees fees (Note 2)                                           10
   Miscellaneous                                                   915
   Fees reimbursed by Manager (Note 2)                         (22,272)
                                                              --------
                                                                   876
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                            (866)
                                                              --------
                                                                    10
                                                              --------
   Shareholder service fee (Note 2) - Class III                    393
   Shareholder service fee waived (Note 2) - Class III            (390)
                                                              --------
                                                                     3
                                                              --------
      Net expenses                                                  13
                                                              --------
         Net investment income                                   5,225
                                                              --------

REALIZED AND UNREALIZED GAIN:
   Net realized gain on:
      Investments                                               15,813
      Realized gain distributions from investment company
      shares                                                     2,251
                                                              --------

         Net realized gain                                      18,064
                                                              --------

   Change in net unrealized appreciation (depreciation) on
    investments                                                  1,196
                                                              --------

      Net realized and unrealized gain                          19,260
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 24,485
                                                              ========

              See accompanying notes to the financial statements.              3

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                     $  5,225          $    20,800
   Net realized gain (loss)                                    18,064              (35,928)
   Change in net unrealized appreciation                        1,196              152,504
                                                             --------          -----------
   Net increase in net assets from operations                  24,485              137,376
                                                             --------          -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (7,677)             (53,483)
                                                             --------          -----------
      Total distributions from net investment income           (7,677)             (53,483)
                                                             --------          -----------
   Net realized gains
      Class III                                                    --              (16,013)
                                                             --------          -----------
      Total distributions from net realized gains                  --              (16,013)
                                                             --------          -----------
                                                               (7,677)             (69,496)
                                                             --------          -----------
   Net share transactions: (Note 5)
      Class III                                                    --           (1,417,130)
                                                             --------          -----------
   Decrease in net assets resulting from net share
    transactions                                                   --           (1,417,130)
                                                             --------          -----------
      Total increase (decrease) in net assets                  16,808           (1,349,250)
NET ASSETS:
   Beginning of period                                        253,242            1,602,492
                                                             --------          -----------
   End of period (including accumulated undistributed
    net investment income of $5,527 and $7,665,
    respectively)                                            $270,050          $   253,242
                                                             ========          ===========

4             See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED FEBRUARY 28/29,
                                             -------------------------------------------------------------------
                                                2002            2001            2000          1999        1998
                                             -----------     -----------     -----------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD         $      5.11     $      4.84     $      4.63     $  8.53     $ 13.03
                                             -----------     -----------     -----------     -------     -------

Income from investment operations:
   Net investment income(a)+                        0.11            0.14            0.09        0.10        0.29
   Net realized and unrealized gain                 0.39            0.35            0.54        0.27        2.61
                                             -----------     -----------     -----------     -------     -------

      Total from investment operations              0.50            0.49            0.63        0.37        2.90
                                             -----------     -----------     -----------     -------     -------

Less distributions to shareholders:
   From net investment income                      (0.16)          (0.17)++        (0.23)      (0.25)      (0.41)
   From net realized gains                            --           (0.05)          (0.19)      (4.02)      (6.99)
                                             -----------     -----------     -----------     -------     -------

      Total distributions                          (0.16)          (0.22)          (0.42)      (4.27)      (7.40)
                                             -----------     -----------     -----------     -------     -------
NET ASSET VALUE, END OF PERIOD               $      5.45     $      5.11     $      4.84     $  4.63     $  8.53
                                             ===========     ===========     ===========     =======     =======
TOTAL RETURN(b)                                     9.80%          10.14%          13.35%       3.13%      29.61%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $       270     $       253     $     1,602     $16,830     $70,823
   Net expenses to average daily net
     assets(c)                                      0.00%(d)        0.00%           0.00%       0.00%       0.27%
   Net investment income to average
     daily net assets(a)                            1.99%           2.71%           1.85%       1.51%       2.53%
   Portfolio turnover rate                             2%             35%             22%         16%        150%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                        8.97%           3.05%           0.52%       0.57%       0.36%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) On April 20, 1997, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(d)  Net expenses were less than 0.01%.
+    Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the aggregated distributions for the year ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to the declaration of distributions to shareholders.

              See accompanying notes to the financial statements.              5

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Sector Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the S&P 500 Index through investment in common stocks, either directly or through investment in Class III shares of other Funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying Funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $7,677.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $5,524 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $128,863 expiring in 2009.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated
           Undistributed       Accumulated
          Net Investment      Undistributed        Paid In
              Income          Realized Gain        Capital
         -----------------  -----------------  ---------------
               $314               $(314)                  --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2.)

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares and a redemption fee in connection with the sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .27% of the amount invested. In the case of cash redemptions, the fee was .18% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 to October 13, 2000, the Fund received $375 in purchase premiums and $2,625 in redemptions fees. There was no premium for reinvested distributions or in-kind transactions.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying Fund being offered. Like the management fee (as described below), the shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds. For the year ended February 28, 2002, the Fund shareholder service fees incurred indirectly by the Fund were 0.15% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses") plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly to the extent they exceed .33%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed .33% of the Fund's average daily net assets. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .36% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $10. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $16,249 and $4,000, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
            $348,432         $22,410           $(88,000)        $(65,590)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 100% of the outstanding shares of the Fund were held by one shareholder who is an affiliate of the Manager. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended             Year Ended
                                                          February 28, 2002      February 28, 2001
                                                        ---------------------  ---------------------
                                                         Shares     Amount      Shares     Amount
         Class III:                                     --------  -----------  --------  -----------
         Shares sold                                          --  $        --    49,529  $   250,000
         Shares issued to shareholders
           in reinvestment of distributions                   --           --    13,844       69,496
         Shares repurchased                                   --           --  (344,772)  (1,736,626)
                                                        --------  -----------  --------  -----------
         Net change                                           --  $        --  (281,399) $(1,417,130)
                                                        ========  ===========  ========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. SECTOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund (the "Fund") ( a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Growth Fund returned -13.6% for the fiscal year ended February 28, 2002, as compared to -15.6% for the Russell 1000 Growth Index and -9.5% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, growth stocks underperformed value stocks across all market capitalization bands. Large cap growth stocks underperformed large cap value stocks by over 10% and small cap growth stocks underperformed small cap value stocks by over 25%. Energy and utilities, the weakest performing sectors, fell over 40% for the period. The technology sector suffered another disastrous year, falling over 25%. The top performing sectors in the Russell 1000 Growth Index were integrated oils, materials/processing, and auto/ transportation.

The Fund's outperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund maintained an average 3.5% underweight position in the technology sector, which contributed 50 basis points to relative performance. Overweight positions in the financial services and materials/processing sectors also added value over the benchmark for the period. Stock selection was particularly strong among technology and telephone utilities, contributing over 100 basis points to relative performance. Selection among financial services, consumer staples, and consumer discretionary stocks also added value.

The Fund incorporates three investment disciplines in the portfolio: price momentum and price to intrinsic value, each of which has a 40% weight; and estimate revision momentum, which has a 20% weight. The price momentum and price to intrinsic value disciplines added value, while the estimate revision momentum discipline detracted from relative performance.

OUTLOOK

We believe that our process of combining value and momentum disciplines in our large cap growth portfolio is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the financial services and consumer staples sectors and an underweight position in the healthcare sector. Although large cap growth stocks have declined significantly, they are still modestly overvalued relative to large cap value stocks on our measures.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GROWTH FUND-III
           AS OF: 2/28/2002
                 DATE                    GMO GROWTH FUND  RUSSELL 1000 GROWTH INDEX
2/29/1992                                      10,000.00                  10,000.00
3/31/1992                                       9,621.99                   9,726.29
6/30/1992                                       9,431.97                   9,619.85
9/30/1992                                       9,985.70                  10,039.84
12/31/1992                                     10,598.97                  10,740.06
3/31/1993                                      10,644.56                  10,648.10
6/30/1993                                      10,313.24                  10,483.00
9/30/1993                                      10,597.03                  10,639.41
12/31/1993                                     11,086.17                  11,048.53
3/31/1994                                      10,277.53                  10,561.20
6/30/1994                                      10,382.48                  10,451.86
9/30/1994                                      11,223.31                  11,256.35
12/31/1994                                     11,272.76                  11,338.17
3/31/1995                                      12,348.92                  12,417.82
6/30/1995                                      13,468.95                  13,637.90
9/30/1995                                      14,954.90                  14,875.64
12/31/1995                                     15,764.61                  15,553.17
3/31/1996                                      16,436.07                  16,388.39
6/30/1996                                      17,607.10                  17,430.93
9/30/1996                                      18,099.33                  18,058.96
12/31/1996                                     18,979.76                  19,149.45
3/31/1997                                      19,095.96                  19,252.34
6/30/1997                                      22,335.54                  22,893.33
9/30/1997                                      25,326.49                  24,614.03
12/31/1997                                     24,551.12                  24,987.93
3/31/1998                                      28,236.91                  28,774.06
6/30/1998                                      29,281.43                  30,080.43
9/30/1998                                      26,446.55                  27,347.77
12/31/1998                                     33,708.34                  34,659.94
3/31/1999                                      35,657.74                  36,863.05
6/30/1999                                      38,064.98                  38,281.75
9/30/1999                                      36,990.25                  36,879.38
12/31/1999                                     46,867.66                  46,152.47
3/31/2000                                      52,097.10                  49,441.28
6/30/2000                                      51,337.41                  48,106.47
9/30/2000                                      51,142.09                  45,519.21
12/31/2000                                     41,145.09                  35,803.05
3/31/2001                                      32,314.87                  28,320.07
6/30/2001                                      35,332.40                  30,703.13
9/30/2001                                      29,176.18                  24,744.40
12/31/2001                                     32,671.21                  28,490.96
2/28/2002                                      31,281.00                  26,826.22
Average Annual Returns (%)
Inception
1yr                                                  5yr     10 Year/Inception Date
-13.57                                               9.3                      12.09
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.5%
               AUTO & TRANSPORTATION -- 1.0%
       10,600  Carnival Corp                                                  289,274
        6,300  Genuine Parts Co                                               230,139
       10,100  Harley Davidson Inc                                            517,726
          700  Lear Corp*                                                      31,290
        2,100  Viad Corp                                                       52,290
                                                                        -------------
                                                                            1,120,719
                                                                        -------------
               CONSUMER DISCRETIONARY -- 15.0%
        2,900  99 Cents Only Stores*                                           98,890
       95,000  AOL Time Warner Inc*                                         2,356,000
       12,400  Autozone Inc*                                                  822,864
        6,200  Bed, Bath & Beyond Inc*                                        207,080
       17,300  Best Buy Co Inc*                                             1,166,020
       13,600  Big Lots Inc                                                   171,360
        4,600  BJ's Wholesale Club Inc*                                       189,290
        5,400  Blockbuster Inc                                                127,440
        8,800  Catalina Marketing Corp*                                       317,504
          600  Cendant Corp*                                                   10,446
        9,900  Circuit City Stores Inc                                        177,012
        2,900  Clear Channel Communications Inc*                              135,198
        1,500  Coach Inc*                                                      74,790
        3,600  Constellation Brands Inc, Class A*                             195,660
        8,200  Cox Radio Inc*                                                 206,558
        3,200  Darden Restaurants Inc                                         135,296
       18,000  eBay Inc*                                                      936,900
        3,800  Electronic Arts Inc*                                           204,516
        8,100  Family Dollar Stores Inc                                       266,004
       20,100  Fox Entertainment Group Inc, Class A*                          448,230
       26,050  Home Depot Inc                                               1,302,500
        7,500  Ikon Office Solutions Inc                                      100,500
        9,000  International Flavors & Fragrances                             310,050
        3,400  International Game Technology*                                 229,568
       26,100  Intimate Brands Inc                                            504,513
       14,100  Jones Apparel Group Inc*                                       502,806
        7,600  Kohls Corp*                                                    514,292
       19,500  Krispy Kreme Doughnuts Inc*                                    721,110
        4,400  Lands End Inc*                                                 215,248

              See accompanying notes to the financial statements.              1

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        9,000  Mattel Co                                                      170,550
        4,000  Mohawk Industries Inc*                                         251,720
        8,400  Oakley Inc*                                                    135,912
       12,700  Office Depot Inc*                                              241,427
       14,600  Outback Steakhouse Inc*                                        520,636
        8,300  Penney (JC) Co Inc                                             162,182
        2,200  Procurenet*(a)                                                       0
       22,000  Robert Half International Inc*                                 572,220
       59,600  Service Corp International*                                    287,868
        4,000  Target Corp                                                    167,600
       47,400  The Gap Inc                                                    567,378
        3,800  Timberland Co*                                                 134,824
       11,700  USA Networks Inc*                                              345,852
       11,000  Wal Mart Stores Inc                                            682,110
        1,800  Whirlpool Corp                                                 135,180
        8,300  Williams-Sonoma Inc*                                           376,405
                                                                        -------------
                                                                           17,399,509
                                                                        -------------
               CONSUMER STAPLES -- 10.1%
        8,300  Albertsons Inc                                                 251,158
       14,000  Coca Cola Co                                                   663,460
        3,800  Colgate-Palmolive Co                                           212,724
        7,000  Dole Food Co                                                   206,710
       11,800  Hormel Foods Corp                                              322,966
       11,900  Kellogg Co                                                     411,145
        8,400  Pepsi Bottling Group Inc                                       208,740
       27,100  Pepsico Inc                                                  1,368,550
       81,884  Philip Morris Cos Inc                                        4,312,011
       31,500  Procter and Gamble Co                                        2,670,885
       69,800  Rite Aid Corp*                                                 233,132
       10,226  Safeway Inc*                                                   439,513
        6,500  Sysco Corp                                                     192,205
       17,400  The Dial Corp                                                  292,320
                                                                        -------------
                                                                           11,785,519
                                                                        -------------
               FINANCIAL SERVICES -- 8.7%
          200  Affiliated Computer Services Inc*                                9,782
       17,400  American International Group Inc                             1,287,078

2             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        2,700  Americredit*                                                    63,045
          800  Automatic Data Processing Inc                                   42,168
       34,100  Bank of America Corp                                         2,180,695
        1,900  Brown & Brown Inc                                               66,443
        1,400  Capital One Financial Corp                                      68,978
        3,300  Commerce Bancorp Inc                                           137,280
        8,900  Deluxe Corp                                                    421,860
       20,700  Equifax Inc                                                    621,000
        1,900  Fair, Isaac & Co Inc                                           116,565
        7,100  First Data Corp                                                578,792
        1,900  Gallagher (Arthur J) and Co                                     66,234
        5,300  Global Payments Inc                                            162,021
       21,900  H&R Block Inc                                                1,104,855
        2,700  MBNA Corp                                                       93,636
       11,100  Moody's Corp                                                   410,700
        5,700  National City Corp                                             162,564
        6,300  National Processing Inc*                                       165,690
        8,000  North Fork Bancorp                                             276,640
        9,000  Pacific Century Financial Corp                                 227,880
        2,800  Progressive Corp                                               436,240
        4,500  Providian Financial Corp                                        17,505
       23,100  Sovereign Bancorp Inc                                          292,677
        6,500  Stilwell Financial Inc                                         148,265
        5,500  Synovus Financial Corp                                         161,150
        3,100  Total System Services Inc                                       71,610
        1,300  Union Planters Corp                                             60,528
        9,900  UnionBanCal Corp                                               376,200
        3,800  USA Education Inc                                              352,450
                                                                        -------------
                                                                           10,180,531
                                                                        -------------
               HEALTH CARE -- 18.6%
        7,408  Abbott Laboratories                                            418,922
        2,000  American Home Products Corp                                    127,100
        1,100  Barr Laboratories Inc*                                          75,075
        2,200  Baxter International Inc                                       122,056
          800  Biomet Inc                                                      24,448
       27,300  Boston Scientific Corp*                                        610,428
       49,800  Bristol Myers Squibb Co                                      2,340,600
        5,000  Cardinal Health Inc                                            330,450

              See accompanying notes to the financial statements.              3

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        4,900  Caremark Rx Inc*                                                85,505
        7,300  Charles River Laboratories International Inc*                  216,518
        6,000  Forest Laboratories Inc*                                       477,120
        5,900  Genentech Inc*                                                 278,480
        2,900  Genzyme Corp - General Division*                               128,702
        3,800  Guidant Corp*                                                  157,700
        3,400  HCA - The Healthcare Company                                   138,482
        4,900  IDEC Pharmaceuticals Corp*                                     307,818
       52,964  Johnson & Johnson                                            3,225,508
       11,000  King Pharmaceuticals Inc*                                      341,660
        3,900  Laboratory Corp of America Holdings*                           317,772
        6,200  Medimmune Inc*                                                 255,626
       87,200  Merck & Co Inc                                               5,347,976
       10,800  Mylan Laboratories Inc                                         328,104
       39,336  Pfizer Inc                                                   1,611,203
        4,400  Quest Diagnostics Inc*                                         312,004
        4,100  ResMed Inc*                                                    149,076
       81,800  Schering Plough Corp                                         2,821,282
        2,400  St Jude Medical Inc*                                           187,920
        3,700  Tenet Healthcare Corp*                                         213,675
        7,500  UnitedHealth Group Inc                                         543,675
        3,100  Universal Health Services, Class B*                            119,319
                                                                        -------------
                                                                           21,614,204
                                                                        -------------
               INTEGRATED OILS -- 0.2%
        2,300  Exxon Mobil Corp                                                94,990
        2,100  Murphy Oil Corp                                                180,978
                                                                        -------------
                                                                              275,968
                                                                        -------------
               MATERIALS & PROCESSING -- 5.3%
        8,400  Alcoa Inc                                                      315,588
        7,300  American Standard Co*                                          476,690
        2,800  AptarGroup Inc                                                  96,880
        5,200  Ball Corp                                                      219,908
        3,100  Bemis Co                                                       176,576
       12,700  Dow Chemical Co                                                397,256
        2,600  Fluor Corp                                                      98,566
       17,000  Freeport-McMoran Copper & Gold*                                249,050

4             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
        3,600  Harsco Corp                                                    133,632
        2,100  Jacobs Engineering Group*                                      141,645
        9,400  Kinder Morgan Energy Partners                                  268,840
        5,800  Lafarge Corp                                                   239,772
       44,600  Lowes Cos Inc                                                2,018,150
        7,100  Lubrizol Corp                                                  233,590
       16,100  Sealed Air Corp*                                               724,178
        7,600  The Shaw Group Inc*                                            184,604
        3,500  Valspar Corp                                                   154,980
                                                                        -------------
                                                                            6,129,905
                                                                        -------------
               OTHER -- 2.3%
       33,000  General Electric Co                                          1,270,500
       23,500  Honeywell International Inc                                    895,820
       13,800  Westwood One Inc*                                              493,626
                                                                        -------------
                                                                            2,659,946
                                                                        -------------
               OTHER ENERGY -- 0.1%
        1,900  CONSOL Energy Inc                                               44,175
        1,100  Dynegy Inc                                                      28,127
        8,100  Enron Corp(b)                                                    2,228
        7,600  NRG Energy Inc*                                                 88,008
                                                                        -------------
                                                                              162,538
                                                                        -------------
               PRODUCER DURABLES -- 3.6%
        2,900  Alliant Techsystems Inc*                                       272,339
        2,300  Applied Materials Inc*                                          99,981
        2,100  Boeing Co                                                       96,516
        4,000  Caterpillar Inc                                                222,040
        3,400  Grainger (WW) Inc                                              201,518
        3,200  Kennametal Inc                                                 123,648
       12,200  KLA Instruments Corp*                                          706,502
          600  L-3 Communications Holdings Inc*                                65,910
       14,100  Lexmark International Group Inc*                               700,911
        3,800  Mettler-Toledo International Inc*                              184,110
        5,400  Pentair Inc                                                    210,600
        8,800  Pitney Bowes Inc                                               367,136
       10,400  Teradyne Inc*                                                  348,504

              See accompanying notes to the financial statements.              5

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
        2,700  United Technologies Corp                                       196,965
        5,300  Waters Corp*                                                   165,625
       28,700  Xerox Corp*                                                    278,677
                                                                        -------------
                                                                            4,240,982
                                                                        -------------
               TECHNOLOGY -- 23.5%
       35,400  Altera Corp*                                                   675,078
        6,500  Analog Devices Inc*                                            241,865
       14,600  Apple Computer Inc*                                            316,820
       14,000  AT & T Wireless Services Inc*                                  141,260
       26,900  BMC Software Inc*                                              431,745
      179,200  Cisco Systems Inc*                                           2,557,184
       14,200  Computer Associates International Inc                          231,176
       21,500  Corning Inc                                                    144,695
      118,000  Dell Computer Corp*                                          2,913,420
       14,400  Electronic Data Systems Corp                                   850,032
       10,600  EMC Corp*                                                      115,540
       26,000  Fairchild Semiconductor Corp, Class A*                         669,500
       59,500  Gateway Inc*                                                   273,700
       32,100  Ingram Micro Inc*                                              489,525
      180,408  Intel Corp                                                   5,150,648
        4,600  International Rectifier Corp*                                  168,912
        7,600  Keane Inc*                                                     121,600
        9,000  Linear Technology Corp                                         331,470
       16,800  LSI Logic Corp*                                                251,832
        2,400  Maxim Integrated Products Inc*                                 109,824
        1,000  Micron Technology Inc*                                          32,150
       94,900  Microsoft Corp*                                              5,536,466
       35,000  Motorola Inc                                                   455,000
       12,300  National Semiconductor Corp*                                   309,345
        2,700  Network Associates Inc*                                         64,044
       12,400  Nvidia Corp*                                                   632,524
      161,700  Oracle Corp*                                                 2,687,454
       11,100  Perot Systems Corp*                                            187,035
        9,500  Qualcomm Inc*                                                  315,875
        7,800  Reynolds & Reynolds Inc, Class A                               228,930
       15,000  Storage Technology Corp*                                       288,000
        4,500  Texas Instruments Inc                                          132,075
        9,400  Titan Corp*                                                    169,200

6             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
           35  VeriSign Inc*                                                      831
        9,800  Yahoo! Inc*                                                    141,708
                                                                        -------------
                                                                           27,366,463
                                                                        -------------
               U.S. GOVERNMENT AGENCY -- 4.4%
       42,000  Fannie Mae                                                   3,286,500
       28,000  Freddie Mac                                                  1,784,720
                                                                        -------------
                                                                            5,071,220
                                                                        -------------
               UTILITIES -- 2.7%
       94,600  AT & T Corp                                                  1,470,084
        1,600  Kinder Morgan Inc                                               65,600
       17,600  Mirant Corp*                                                   152,768
        6,300  PG & E Corp*(b)                                                133,623
       19,800  SBC Communications Inc                                         749,232
       19,200  Sprint Corp (Fon Group)                                        270,528
       26,400  Sprint Corp (PCS Group)*                                       244,200
                                                                        -------------
                                                                            3,086,035
                                                                        -------------

               TOTAL COMMON STOCKS (COST $117,352,278)                    111,093,539
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 9.4%
               CASH EQUIVALENTS -- 5.7%
    1,369,699  Dreyfus Money Market Fund(c)                                 1,369,699
$     391,428  Fleet National Bank Note, 1.95%, due 4/30/02(c)                391,428
$   4,061,145  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(c)                                      4,061,145
      792,168  Merrimac Money Market Fund(c)                                  792,168
                                                                        -------------
                                                                            6,614,440
                                                                        -------------
               U.S. GOVERNMENT -- 0.5%
$     615,000  U.S. Treasury Bill, 1.83%, due 6/6/02(d)                       612,117
                                                                        -------------

              See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 3.2%
$   3,664,583  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of
               $3,664,687 and an effective yield of 1.02%,
               collateralized by a U.S. Treasury Bond with a rate of
               11.25%, maturity date of 2/15/15 and market value,
               including accrued interest of $3,748,159.                    3,664,583
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $10,891,057)             10,891,140
                                                                        -------------
               TOTAL INVESTMENTS -- 104.9%
               (Cost $128,243,335)                                        121,984,679

               Other Assets and Liabilities (net) -- (4.9%)                (5,678,814)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 116,305,865
                                                                        =============

NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Bankrupt issuer.

(c)  Represents investment of security lending collateral (Note 1).

(d) Security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

8             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $6,208,540 (cost $128,243,335) (Note 1)                   $121,984,679
   Receivable for investments sold                               5,021,165
   Receivable for Fund shares sold                                  11,373
   Dividends and interest receivable                                80,301
                                                              ------------

      Total assets                                             127,097,518
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             4,060,044
   Payable upon return of securities loaned (Note 1)             6,614,440
   Payable for Fund shares repurchased                              25,796
   Payable to affiliate for (Note 2):
      Management fee                                                19,810
      Shareholder service fee                                       13,459
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 20,878
   Accrued expenses                                                 37,226
                                                              ------------

      Total liabilities                                         10,791,653
                                                              ------------
NET ASSETS                                                    $116,305,865
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $155,107,050
   Accumulated undistributed net investment income                  96,337
   Accumulated net realized loss                               (32,620,204)
   Net unrealized depreciation                                  (6,277,318)
                                                              ------------
                                                              $116,305,865
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $116,305,865
                                                              ============

SHARES OUTSTANDING:
   Class III                                                     6,378,644
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      18.23
                                                              ============

              See accompanying notes to the financial statements.              9

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $755)               $  1,027,880
   Interest (including securities lending income of $20,257)       132,200
                                                              ------------

      Total income                                               1,160,080
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         376,301
   Audit fees                                                       41,190
   Custodian and transfer agent fees                                31,636
   Legal fees                                                        4,658
   Registration fees                                                 1,573
   Trustees fees (Note 2)                                            1,279
   Miscellaneous                                                     2,920
   Fees reimbursed by Manager (Note 2)                             (82,077)
                                                              ------------
                                                                   377,480
   Shareholder service fee (Note 2) - Class III                    171,046
                                                              ------------
      Net expenses                                                 548,526
                                                              ------------

         Net investment income                                     611,554
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                              (27,960,443)
      Closed futures contracts                                    (688,345)
                                                              ------------

         Net realized loss                                     (28,648,788)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               11,311,779
      Open futures contracts                                       325,871
                                                              ------------

         Net unrealized gain                                    11,637,650
                                                              ------------

      Net realized and unrealized loss                         (17,011,138)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(16,399,584)
                                                              ============

10            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    611,554       $    441,269
   Net realized gain (loss)                                 (28,648,788)        50,811,863
   Change in net unrealized appreciation (depreciation)      11,637,650        (90,650,225)
                                                           ------------       ------------

   Net decrease in net assets from operations               (16,399,584)       (39,397,093)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (515,217)          (493,549)
                                                           ------------       ------------
      Total distributions from net investment income           (515,217)          (493,549)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --        (69,084,846)
                                                           ------------       ------------
      Total distributions from net realized gains                    --        (69,084,846)
                                                           ------------       ------------

                                                               (515,217)       (69,578,395)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              18,232,801         19,301,557
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             18,232,801         19,301,557
                                                           ------------       ------------
      Total increase (decrease) in net assets                 1,318,000        (89,673,931)
NET ASSETS:
   Beginning of period                                      114,987,865        204,661,796
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $96,337 and $0,
    respectively)                                          $116,305,865       $114,987,865
                                                           ============       ============

              See accompanying notes to the financial statements.             11

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------
                                            2002      2001*      2000*      1999*      1998*
                                          --------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  21.19  $  54.45   $  45.54   $  48.18   $  56.98
                                          --------  --------   --------   --------   --------

Income from investment operations:
   Net investment income                      0.10      0.14       0.22       0.33       0.44
   Net realized and unrealized gain
     (loss)                                  (2.97)   (10.78)     18.84       9.79      15.51
                                          --------  --------   --------   --------   --------

      Total from investment operations       (2.87)   (10.64)     19.06      10.12      15.95
                                          --------  --------   --------   --------   --------

Less distributions to shareholders:
   From net investment income                (0.09)    (0.15)     (0.26)     (0.33)     (0.66)
   From net realized gains                      --    (22.47)     (9.89)    (12.43)    (24.09)
                                          --------  --------   --------   --------   --------

      Total distributions                    (0.09)   (22.62)    (10.15)    (12.76)    (24.75)
                                          --------  --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD            $  18.23  $  21.19   $  54.45   $  45.54   $  48.18
                                          ========  ========   ========   ========   ========
TOTAL RETURN(a)                             (13.57)%   (25.76)%    45.24%    22.90%     36.37%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $116,306  $114,988   $204,662   $158,084   $202,923
   Net expenses to average daily net
     assets                                   0.48%     0.48%      0.48%      0.48%      0.48%
   Net investment income to average
     daily net assets                         0.54%     0.27%      0.50%      0.64%      0.79%
   Portfolio turnover rate                     101%      111%        48%        50%        60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.07%     0.07%      0.06%      0.23%      0.23%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

12            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 1000 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $6,208,540 collateralized by cash in the amount of $6,614,440 which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002, the Fund held no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $515,217.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $96,337 of undistributed ordinary income.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $29,677,991 expiring in 2010. The Fund elected to defer to March 1, 2002 post-October losses of $2,111,160.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASE AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund ceased charging a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. For the period from March 1, 2000 through April 7, 2000 the Fund received $142 in purchase premiums. There was no premium for redemptions, reinvested distributions or in-kind transactions.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $1,279. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $129,230,322 and $110,236,659, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $129,093,051      $8,190,719       $(15,299,091)    $(7,108,372)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 82.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended                Year Ended
                                                           February 28, 2002        February 28, 2001*
                                                        -----------------------  ------------------------
                                                          Shares      Amount       Shares       Amount
         Class III:                                     ----------  -----------  ----------  ------------
         Shares sold                                     1,047,429  $20,120,460     186,758  $  6,251,079
         Shares issued to shareholders
           in reinvestment of distributions                 27,067      501,089   2,560,661    69,563,293
         Shares repurchased                               (122,608)  (2,388,748) (1,079,606)  (56,512,815)
                                                        ----------  -----------  ----------  ------------
         Net increase                                      951,888  $18,232,801   1,667,813  $ 19,301,557
                                                        ==========  ===========  ==========  ============

         * Share amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

         Number of                                    Contract    Net Unrealized
         Contracts       Type       Expiration Date     Value      Depreciation
         ---------  --------------  ---------------  -----------  --------------

           Buys
              13    S&P 500             March 2002   $3,597,425      $(18,662)

      At February 28, 2002, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

7.    REVERSE STOCK SPLIT

      On March 12, 2001 the Trustees of the Fund approved a one for eleven reverse stock split for Class III shares of the GMO Growth Fund. The reverse stock split was effective as of March 16, 2001. The financial statements have been adjusted to reflect the reverse stock split. The reverse stock split did not result in a change to the value of the shareholder account balances.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Share Fund returned +18.5% for the fiscal year ended February 28, 2002, as compared with +3.6% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 14.9%. While sovereign spreads on the EMBIG narrowed from 724 to 615 basis points during the 12-month period, this drop included a downward adjustment of more than 200 basis points in the spread (attributable to the removal of various Argentine issues from the EMBIG). Absent this adjustment, spreads increased by more than 100 basis points.

The Ivory Coast (with a return of +95%), Ukraine (+67%), Russia (+59%), and Nigeria (+36%) were the strongest performers in the EMBIG. Argentina defaulted on its debt in December 2001, and was the worst performer in the universe, with a decline of 65%. With the exception of Argentina, all of the countries registered positive returns during the period. In fact, countries that had previously defaulted (e.g., Russia, Ivory Coast, and Ecuador) were among the strongest performers during the period.

The Fund's overweight positions in Russia, Ivory Coast, Bulgaria, Algeria, and Nigeria and an underweight position in Argentina (as the country approached default) added significant value during the period. In addition, out-of-benchmark positions in Vietnam and Jamaica also added value. A decision to underweight countries with higher quality, such as Mexico, South Korea, Turkey, and the Philippines hurt performance. Security selection in Russia and Algeria added value, but these gains were offset to some extent by losses on positions in Brazil and Mexico. The Fund remained fully invested throughout the period.

OUTLOOK

The Fund's strategy continues to emphasize issue selection with a preference for cheaper, long duration, less marketable issues that offer higher yields versus the benchmark. The Fund's largest overweight positions currently are in Russia, Bulgaria, Ivory Coast, and Algeria, and it is underweight in South Korea, Brazil, Malaysia, and Turkey. The largest out-of-benchmark positions are in Vietnam and Jamaica.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  EMERGING COUNTRY DEBT SHARE FUND-III
As Of: 2/28/2002
Date                                                  GMO Emerging       J.P. Morgan Emerging          J.P. Morgan Emerging
                                           Country Debt Share Fund  Markets Bond Index Global  Markets Bond Index Global +*
2//28/1998
7/20/98                                                  10,000.00                  10,000.00                     10,000.00
9/30/98                                                   6,160.00                   7,683.05                      7,585.85
12/31/98                                                  6,968.20                   8,565.34                      8,338.29
3/31/99                                                   7,269.42                   9,013.01                      8,760.05
6/30/99                                                   7,701.17                   9,421.82                      9,219.83
9/30/99                                                   7,801.58                   9,562.31                      9,330.30
12/31/99                                                  9,207.41                  10,636.30                     10,504.07
3/31/00                                                  10,539.30                  11,335.33                     11,194.42
6/30/00                                                  10,550.88                  11,375.54                     11,234.12
9/30/00                                                  11,396.34                  11,943.35                     11,794.88
12/31/00                                                 11,437.58                  12,168.51                     12,017.24
3/31/01                                                  11,800.46                  12,444.65                     12,289.94
6/30/01                                                  12,459.03                  12,876.66                     12,716.58
9/30/01                                                  12,015.50                  12,339.41                     12,186.01
12/31/01                                                 13,067.59                  12,333.59                     12,180.26
2/28/02                                                  14,170.60                  13,033.08                     12,871.05
Average Annual Returns (%)
Inception                                                7/20/1998
1yr                                                            5yr     10 Year/Inception Date
18.47                                                          N/A                      10.13
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses not
been reimbursed during the periods shown
and do not include the effect of taxes on
distributions and redemptions. Past
performance is not indicative of future
performance. Information is unaudited.
* J.P. Morgan EMBI Global + represents
the J.P. Morgan EMBI prior to 8/95, J.P.
Morgan EMBI+ through 12/31/99 and the
J.P. Morgan EMBI Global thereafter. The
manager changed the benchmark due to the
belief that the EMBIG is more diversified
and representative of the universe of
emerging country debt."

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 SHARES    DESCRIPTION                                              VALUE ($)
------------------------------------------------------------------------------
           MUTUAL FUND -- 99.4%
9,616,552  GMO Emerging Country Debt Fund, Class III (Cost
             $83,539,908)                                           89,433,931
                                                                    ----------
           TOTAL INVESTMENTS -- 99.4%
           (Cost $83,539,908)                                       89,433,931

           Other Assets and Liabilities (net) -- 0.6%                  517,696
                                                                    ----------
           TOTAL NET ASSETS -- 100.0%                               $89,951,627
                                                                    ==========

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $83,539,908) (Note 1)          $89,433,931
   Cash                                                           507,643
   Receivable for Fund shares sold                                 14,704
   Interest receivable                                                299
   Receivable for expenses reimbursed by Manager (Note 2)           1,562
                                                              -----------
      Total assets                                             89,958,139
                                                              -----------

LIABILITIES:
   Accrued expenses                                                 6,512
                                                              -----------
      Total liabilities                                             6,512
                                                              -----------
NET ASSETS                                                    $89,951,627
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $86,487,381
   Accumulated undistributed net investment income                  7,241
   Accumulated net realized loss                               (2,437,018)
   Net unrealized appreciation                                  5,894,023
                                                              -----------
                                                              $89,951,627
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $89,951,627
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    9,722,252
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.25
                                                              ===========

2             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 9,966,672
   Interest                                                         2,203
                                                              -----------
      Total income                                              9,968,875
                                                              -----------
EXPENSES:
   Registration fees                                               18,761
   Custodian and transfer agent fees                               12,912
   Audit fees                                                      10,907
   Legal fees                                                       4,228
   Trustees fees (Note 2)                                           1,278
   Miscellaneous                                                    8,385
   Fees reimbursed by Manager (Note 2)                            (55,321)
                                                              -----------
      Net expenses                                                  1,150
                                                              -----------
         Net investment income                                  9,967,725
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on investments                            (2,435,702)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                 7,536,465
                                                              -----------

      Net realized and unrealized gain                          5,100,763
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $15,068,488
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  9,967,725       $ 13,523,384
   Net realized loss                                         (2,435,702)                --
   Change in net unrealized appreciation                      7,536,465          2,677,986
                                                           ------------       ------------
   Net increase in net assets from operations                15,068,488         16,201,370
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (9,960,484)       (13,528,202)
                                                           ------------       ------------
      Total distributions from net investment income         (9,960,484)       (13,528,202)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (17,637,823)        13,528,202
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (17,637,823)        13,528,202
                                                           ------------       ------------
      Total increase (decrease) in net assets               (12,529,819)        16,201,370
NET ASSETS:
   Beginning of period                                      102,481,446         86,280,076
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $7,241 and $0,
    respectively)                                          $ 89,951,627       $102,481,446
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                               -------------------------------------
                                                2002      2001     2000      1999*
                                               -------  --------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  8.90  $   8.70  $  6.84   $ 10.00
                                               -------  --------  -------   -------

Income from investment operations:
   Net investment income(a)                       1.03++     1.33++    1.10     0.03
   Net realized and unrealized gain (loss)        0.51      0.23     1.97     (3.16)
                                               -------  --------  -------   -------

      Total from investment operations            1.54      1.56     3.07     (3.13)
                                               -------  --------  -------   -------

Less distributions to shareholders:
   From net investment income                    (1.19)    (1.36)   (1.20)    (0.03)
   From net realized gains                          --        --    (0.01)       --
                                               -------  --------  -------   -------

      Total distributions                        (1.19)    (1.36)   (1.21)    (0.03)
                                               -------  --------  -------   -------
NET ASSET VALUE, END OF PERIOD                 $  9.25  $   8.90  $  8.70   $  6.84
                                               =======  ========  =======   =======
TOTAL RETURN(b)                                  18.47%    18.71%   46.71%   (31.32)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $89,952  $102,481  $86,280   $41,216
   Net expenses to average daily net
     assets(c)                                    0.00%(d)     0.00%    0.00%     0.00%**
   Net investment income to average daily net
     assets(a)                                   11.43%    14.39%   14.22%     0.64%**
   Portfolio turnover rate                          14%        0%       0%        0%
   Fees and expenses reimbursed by the
     Manager to average daily net assets:         0.06%     0.03%    0.04%     0.09%**

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying fund. (See Note 1.)
(d)  The ratio of net expenses to average daily net assets was less than 0.01%.
* Period from July 20, 1998 (commencement of operations) through February 28, 1999.
**   Annualized.
+    Not Annualized.
++   Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Share Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in the Class III Shares of the GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust. GMO also serves as investment manager to ECDF. ECDF pursues its objectives by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global. The financial statements of ECDF should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of ECDF are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. Certain securities held by the underlying fund in which the Fund invests were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $9,968,484.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $7,241 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $2,165,893 expiring in 2010. The Fund elected to defer to March 1, 2002 post-October losses of $4,466.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions are recorded on the ex-dividend date of ECDF. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in ECDF (See Note 2).

      PURCHASES AND REDEMPTIONS OF FUNDS SHARES
      The Fund does not charge any purchase premium or redemption fee in connection with the purchase and sale of Fund shares. As a shareholder in ECDF, the Fund will indirectly bear ECDF's purchase premium and redemption fees which are .50% and .25%, respectively. These fees are paid to and retained by ECDF.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in ECDF. Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. ECDF may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, ECDF may not be able to realize in an actual sale amounts approximating those used to value its holdings.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager does not directly charge an advisory fee or shareholder service fee. GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2002 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), fees and expenses of the independent trustees of the Trust, and extraordinary expenses).

      As a shareholder in ECDF, the Fund will indirectly bear all fees and expenses associated with an investment in ECDF. GMO, in its capacity as Manager of ECDF, earns a management fee of .35% of average daily net assets, and has entered into a binding agreement, effective until June 30, 2002, to waive a portion of its fee and bear other expenses to the extent that ECDF's annual expenses (including the management fee, but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the trust and extraordinary expenses) exceed .35% of average daily net assets. Class III shares of ECDF also bear an annual shareholder service fee of .15% of ECDF's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $1,278. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $13,014,172 and $31,165,000, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $83,806,567       $5,627,364           $--           $5,627,364

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 97.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended               Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  -----------------------
                                                          Shares       Amount       Shares      Amount
         Class III:                                     ----------  ------------  ----------  -----------
         Shares sold                                       441,370  $  3,958,889          --  $        --
         Shares issued to shareholders in reinvestment
           of distributions                              1,170,445     9,960,484   1,591,553   13,528,202
         Shares repurchased                             (3,399,153)  (31,557,196)         --           --
                                                        ----------  ------------  ----------  -----------
         Net increase (decrease)                        (1,787,338) $(17,637,823)  1,591,553  $13,528,202
                                                        ==========  ============  ==========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT SHARE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Share Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                  Term of                  Principal
                                               Office(3) and             Occupation(s)
       Name, Address,           Position(s)      Length of                   During
           and Age             Held with Fund   Time Served             Past Five Years
-----------------------------  --------------  --------------  ----------------------------------
Susan Randall Harbert          Chief           Since May 1995  Member, Grantham, Mayo, Van
c/o GMO Trust                  Financial                       Otterloo & Co. LLC.
40 Rowes Wharf                 Officer and
Boston, MA 02110               Treasurer of
Age: 44                        the Trust
Brent Arvidson                 Assistant       Since           Senior Fund Administrator --
c/o GMO Trust                  Treasurer of    September 1998  Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf                 the Trust                       LLC (September 1997 - present);
Boston, MA 02110                                               Senior Financial Reporting
Age: 32                                                        Analyst, John Hancock Funds
                                                               (1996 - 1997)
Scott Eston                    Chief           Since           Member, Grantham, Mayo, Van
c/o GMO Trust                  Financial       September 1997  Otterloo & Co. LLC: Senior
40 Rowes Wharf                 Officer and                     Partner, Coopers & Lybrand
Boston, MA 02110               Vice President                  (1987 - 1997).
Age: 46                        of the Trust
William R. Royer, Esq.         Vice President  Since May 1995  General Counsel and Member,
c/o GMO Trust                  and Clerk of                    Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf                 the Trust                       LLC
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.       Vice President  Since August    Associate General Counsel,
c/o GMO Trust                  and Secretary   1999            Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf                 of the Trust                    LLC (June 1999 - present);
Boston, MA 02110                                               Associate/ Junior Partner, Hale
Age: 57                                                        and Dorr LLP (1991 - 1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Short-Term Income Fund returned +3.7% for the fiscal year ended February 28, 2002, as compared with +3.4% for the Salomon Smith Barney 3-Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by 0.3%. Value added was attributable primarily to the narrowing in swap spreads. The Fund's duration at fiscal year-end was 0.33 years.

At fiscal year-end, approximately 60% of the Fund was invested in highly-rated, floating rate, asset-backed securities, 10% in U.S. Treasury notes and cash, 6% in highly-rated corporate bonds, 6% in U.S. Government-backed bonds, and 18% in highly-rated collateralized bonds. The Fund's exposure to these assets is achieved directly and indirectly through an investment in the GMO Alpha LIBOR Fund. The asset-backed issues include those backed by auto, truck, credit card, and healthcare receivables. The additional yield provided by these holdings plus the capital gains due to its longer-than-benchmark maturity accounted for the Fund's performance.

OUTLOOK

The Fund will continue to focus on high credit quality, but less liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      SHORT TERM INCOME FUND-III
As Of: 2/28/2002
Date                                            GMO Short                Salomon Smith
                                         Term Income Fund  Barney 3 Month T-Bill Index
2/29/1992                                       10,000.00                    10,000.00
3/31/1992                                        9,987.46                    10,033.96
6/30/1992                                       10,255.78                    10,130.36
9/30/1992                                       10,587.15                    10,215.24
12/31/1992                                      10,588.71                    10,294.12
3/31/1993                                       10,868.78                    10,371.60
6/30/1993                                       10,977.79                    10,449.39
9/30/1993                                       11,099.58                    10,530.27
12/31/1993                                      11,187.50                    10,612.03
3/31/1994                                       11,244.75                    10,695.65
6/30/1994                                       11,267.89                    10,799.61
9/30/1994                                       11,361.30                    10,919.82
12/31/1994                                      11,366.02                    11,062.11
3/31/1995                                       11,706.76                    11,217.31
6/30/1995                                       12,016.24                    11,380.65
9/30/1995                                       12,230.37                    11,541.19
12/31/1995                                      12,498.93                    11,698.70
3/31/1996                                       12,615.02                    11,849.32
6/30/1996                                       12,746.29                    11,999.23
9/30/1996                                       12,960.62                    12,155.96
12/31/1996                                      13,173.96                    12,313.09
3/31/1997                                       13,337.27                    12,468.96
6/30/1997                                       13,557.49                    12,630.29
9/30/1997                                       13,779.03                    12,793.45
12/31/1997                                      13,978.53                    12,959.38
3/31/1998                                       14,180.07                    13,126.35
6/30/1998                                       14,352.22                    13,293.34
9/30/1998                                       14,583.28                    13,461.31
12/31/1998                                      14,605.46                    13,615.42
3/31/1999                                       14,788.98                    13,765.16
6/30/1999                                       14,969.97                    13,920.46
9/30/1999                                       15,157.68                    14,085.16
12/31/1999                                      15,348.63                    14,260.41
3/31/2000                                       15,623.00                    14,451.66
6/30/2000                                       15,874.04                    14,658.91
9/30/2000                                       16,160.35                    14,876.55
12/31/2000                                      16,484.53                    15,109.97
3/31/2001                                       16,788.55                    15,320.80
6/30/2001                                       17,039.30                    15,485.42
9/30/2001                                       17,246.53                    15,625.99
12/31/2001                                      17,307.47                    15,727.73
2/28/2002                                       17,379.74                    15,773.33
Average Annual Returns (%)
Inception
1yr                                                   5yr       10 Year/Inception Date
3.73                                                 5.48                         5.68
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 15.0%
               U.S. GOVERNMENT -- 5.8%
    2,693,975  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09                                                  2,813,100
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 9.2%
      256,667  Agency for International Development Floater (Support
                 of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill
                 + .40%, 2.29%, due 10/01/12                                 248,967
    1,650,600  Agency for International Development Floater (Support
                 of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury
                 Bill + .40%, 2.29%, due 10/01/12                          1,601,082
    1,668,264  Agency for International Development Floater (Support
                 of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill
                 x 117%, 2.29%, due 10/01/11                               1,651,581
       74,983  Agency for International Development Floater (Support
                 of Peru), Series A, Variable Rate, 6 mo. U.S.
                 Treasury Bill +.35%, 2.24%, due 05/01/14                     73,952
      864,774  Small Business Administration Pool #502320,
                 Variable Rate, Prime - 2.18%, 2.56%, due 08/25/18           864,786
                                                                        ------------
                                                                           4,440,368
                                                                        ------------

               TOTAL DEBT OBLIGATIONS (COST $7,487,113)                    7,253,468
                                                                        ------------
               MUTUAL FUNDS -- 84.2%
    1,586,918  GMO Alpha LIBOR Fund                                       40,720,328
                                                                        ------------

               TOTAL MUTUAL FUNDS (COST $40,798,751)                      40,720,328
                                                                        ------------
               TOTAL INVESTMENTS -- 99.2%
               (Cost $48,285,864)                                         47,973,796

               Other Assets and Liabilities (net) -- 0.8%                    373,014
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 48,346,810
                                                                        ============

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2002, which are subject to change based on the terms of the security.

              See accompanying notes to the financial statements.              1

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $48,285,864) (Note 1)          $47,973,796
   Cash                                                           459,535
   Receivable for investments sold                                  3,528
   Receivable for Fund shares sold                                 25,500
   Interest receivable                                             64,065
   Receivable for expenses reimbursed by Manager (Note 2)           5,219
                                                              -----------
      Total assets                                             48,531,643
                                                              -----------

LIABILITIES:
   Payable for Fund shares repurchased                            155,937
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       5,763
   Accrued expenses                                                23,133
                                                              -----------
      Total liabilities                                           184,833
                                                              -----------
NET ASSETS                                                    $48,346,810
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $48,052,229
   Accumulated net realized gain                                  606,649
   Net unrealized depreciation                                   (312,068)
                                                              -----------
                                                              $48,346,810
                                                              ===========

SHARES OUTSTANDING                                              5,024,384
                                                              ===========

NET ASSET VALUE PER SHARE                                     $      9.62
                                                              ===========

2             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  823,905
   Interest                                                      438,063
                                                              ----------
      Total income                                             1,261,968
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        19,439
   Audit fees                                                     30,595
   Custodian and transfer agent fees                               6,906
   Legal fees                                                      2,387
   Registration fees                                               2,058
   Trustees fees (Note 2)                                            456
   Miscellaneous                                                   3,802
   Fees reimbursed by Manager (Note 2)                           (45,327)
                                                              ----------
                                                                  20,316
   Shareholder service fee                                        58,315
                                                              ----------
      Net expenses                                                78,631
                                                              ----------
         Net investment income                                 1,183,337
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain on investments                            1,497,617
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                               (1,199,696)
                                                              ----------

      Net realized and unrealized gain                           297,921
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,481,258
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  1,183,337       $  1,753,518
   Net realized gain                                          1,497,617            660,470
   Change in net unrealized appreciation (depreciation)      (1,199,696)           661,897
                                                           ------------       ------------
   Net increase in net assets from operations                 1,481,258          3,075,885
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income                                     (1,411,118)        (1,789,369)
   Net realized gains                                        (1,032,265)           (23,822)
                                                           ------------       ------------
                                                             (2,443,383)        (1,813,191)
                                                           ------------       ------------
Fund share transactions: (Note 5)
   Proceeds from sale of shares                              39,182,645         14,058,555
   Net asset value of shares issued to shareholders in
    payment of distributions declared                         2,340,365          1,735,912
   Cost of shares repurchased                               (32,719,050)       (20,043,349)
                                                           ------------       ------------
   Net increase (decrease) in net assets resulting from
    Fund share transactions                                   8,803,960         (4,248,882)
                                                           ------------       ------------
      Total increase (decrease) in net assets                 7,841,835         (2,986,188)
NET ASSETS:
   Beginning of period                                       40,504,975         43,491,163
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $0 and $72,238,
    respectively)                                          $ 48,346,810       $ 40,504,975
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------
                                           2002     2001     2000     1999     1998
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.92  $  9.62  $  9.63  $  9.81  $  9.78
                                          -------  -------  -------  -------  -------

Income from investment operations:
   Net investment income(b)                  0.30+    0.42+    0.46+    0.57     0.55
   Net realized and unrealized gain
     (loss)                                  0.06     0.33     0.05    (0.16)    0.03
                                          -------  -------  -------  -------  -------

      Total from investment operations       0.36     0.75     0.51     0.41     0.58
                                          -------  -------  -------  -------  -------

Less distributions to shareholders:
   From net investment income               (0.39)   (0.44)   (0.52)   (0.59)   (0.55)
   From net realized gains                  (0.28)   (0.01)      --       --       --
                                          -------  -------  -------  -------  -------

      Total distributions                   (0.66)   (0.45)   (0.52)   (0.59)   (0.55)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $  9.62  $  9.92  $  9.62  $  9.63  $  9.81
                                          =======  =======  =======  =======  =======
TOTAL RETURN(a)                              3.73%    7.91%    5.42%    4.29%    6.10%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $48,347  $40,505  $43,491  $53,387  $37,377
   Net expenses to average daily net
     assets(c)                               0.20%    0.20%    0.20%    0.20%    0.20%
   Net investment income to average
     daily net assets(b)                     3.04%    4.30%    4.82%    5.50%    5.73%
   Portfolio turnover rate                     91%      50%     178%      76%      50%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.12%    0.09%    0.08%    0.32%    0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(c) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Short-Term Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares into classes.

      The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high-quality fixed income instruments. The Fund's benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

      At February 28, 2002, 84.2% of the Fund was invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income--$1,688,299 and long-term capital gains--$755,084.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $17,206 and $630,595 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

                Accumulated
             Undistributed Net              Accumulated
             Investment Income      Undistributed Realized Gain  Paid In Capital
         -------------------------  ---------------------------  ---------------
                 $155,543                    $(155,543)             $      --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recognized on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fees.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $456. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 5,052,235  $ 8,704,229
         Investments (non-U.S. Government securities)              37,233,905   26,200,000

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $48,327,017       $      --         $(353,221)       $(353,221)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 65.4% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                     Year Ended         Year Ended
                                                                  February 28, 2002  February 28, 2001
                                                                  -----------------  -----------------
         Shares sold                                                    4,058,239          1,429,523
         Shares issued to shareholders in reinvestment of
           distributions                                                  240,652            177,760
         Shares repurchased                                            (3,358,895)        (2,043,558)
                                                                   --------------     --------------
         Net increase                                                     939,996           (436,275)
         Fund shares:
           Beginning of period                                          4,084,388          4,520,663
                                                                   --------------     --------------
           End of period                                                5,024,384          4,084,388
                                                                   ==============     ==============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SHORT-TERM INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Term Income Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 30.90% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                               Term of                    Principal
                                            Office(3) and               Occupation(s)
      Name, Address,         Position(s)      Length of                  During Past
         and Age            Held with Fund   Time Served                  Five Years
--------------------------  --------------  --------------   ------------------------------------
Susan Randall Harbert       Chief           Since May 1995   Member, Grantham, Mayo, Van
c/o GMO Trust               Financial                        Otterloo & Co. LLC.
40 Rowes Wharf              Officer and
Boston, MA 02110            Treasurer of
Age: 44                     the Trust
Brent Arvidson              Assistant       Since            Senior Fund Administrator --
c/o GMO Trust               Treasurer of    September 1998   Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf              the Trust                        LLC (September 1997 - present);
Boston, MA 02110                                             Senior Financial Reporting Analyst,
Age: 32                                                      John Hancock Funds (1996 - 1997)
Scott Eston                 Chief           Since            Member, Grantham, Mayo, Van
c/o GMO Trust               Financial       September 1997   Otterloo & Co. LLC: Senior Partner,
40 Rowes Wharf              Officer and                      Coopers & Lybrand (1987 - 1997).
Boston, MA 02110            Vice President
Age: 46                     of the Trust
William R. Royer, Esq.      Vice President  Since May 1995   General Counsel and Member,
c/o GMO Trust               and Clerk of                     Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf              the Trust                        LLC
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.    Vice President  Since August     Associate General Counsel, Grantham,
c/o GMO Trust               and Secretary   1999             Mayo, Van Otterloo & Co. LLC (June
40 Rowes Wharf              of the Trust                     1999 - present); Associate/ Junior
Boston, MA 02110                                             Partner, Hale and Dorr LLP (1991 -
Age: 57                                                      1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Inflation Indexed Bond Fund returned +5.7% during the fiscal year that ended February 28, 2002, compared to +6.1% for the Lehman Brothers Inflation Notes Index.

The Fund underperformed the benchmark by 0.5% during the fiscal year. The performance differential was attributable in part to the widening in spreads on inflation-indexed agency and corporate bonds.

Real (inflation-adjusted) yields on Treasury Inflation-Protected Securities
(TIPs) currently are 3.5%. In addition to inflation-indexed bonds issued by the U.S. Treasury Department, the Fund holds inflation-indexed bonds issued by various U.S. Government agencies, as well as one bond issued by a U.S. corporation. While the Fund is permitted to own securities of foreign countries that are not in the benchmark, currently the portfolio is entirely invested in the United States. In addition, the Fund maintains an interest rate exposure quite similar to that of its benchmark. At fiscal year end, approximately 94% of the portfolio is AAA-rated, 2% is AA-rated, and the remaining 4% A-rated.

OUTLOOK

The real yields offered by inflation indexed-bonds provide the lowest-risk vehicle available for achieving stable real returns over the next 5 to 10 years.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    INFLATION INDEXED BOND FUND-III
As Of: 2/28/2002
Date                                         GMO Inflation                  Lehman Brothers
                                         Indexed Bond Fund  Treasury Inflation Notes Index*
2/28/1997
3/31/1997                                        10,000.00                        10,000.00
6/30/1997                                        10,090.00                        10,082.96
9/30/1997                                        10,250.00                        10,229.70
12/31/1997                                       10,335.99                        10,349.24
3/31/1998                                        10,367.00                        10,385.39
6/30/1998                                        10,501.37                        10,524.01
9/30/1998                                        10,749.43                        10,810.33
12/31/1998                                       10,766.60                        10,757.69
3/31/1999                                        10,854.22                        10,805.35
6/30/1999                                        11,007.56                        10,958.82
9/30/1999                                        11,037.19                        11,015.68
12/31/1999                                       11,057.51                        11,015.45
3/31/2000                                        11,507.19                        11,490.72
6/30/2000                                        11,749.33                        11,760.15
9/30/2000                                        12,033.52                        12,011.65
12/31/2000                                       12,530.90                        12,466.68
3/31/2001                                        13,170.99                        13,065.35
6/30/2001                                        13,429.49                        13,278.11
9/30/2001                                        13,722.81                        13,597.46
12/31/2001                                       13,607.62                        13,451.11
2/28/2002                                        13,838.04                        13,736.38
Average Annual Returns (%)
Inception                                        3/31/1997
1yr                                                    5yr           10 Year/Inception Date
5.66                                                   N/A                             6.83
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.
* The Lehman Brothers Treasury
Inflation Notes Index represents the
Merrill Lynch Inflation Notes
performance through to 9/30/97 and the
Lehman Inflation Notes performance
thereafter.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

     PAR VALUE/
       SHARES         DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------
                      DEBT OBLIGATIONS -- 99.4%
                      UNITED STATES -- 99.4%
                      ASSET BACKED SECURITIES -- 1.9%
 3,000,000            Oasis CBO Ltd, 144A, Variable Rate, 6 mo. LIBOR + .38%, 2.50%, due 05/30/11    2,899,890
                                                                                                   -----------
                      CORPORATE DEBT -- 3.9%
 6,200,000            JP Morgan and Co. Series MTNA, Variable Rate, CPI + 4.00%, 3.12%, due
                        02/15/12                                                                     5,762,900
                                                                                                   -----------
                      U.S. GOVERNMENT -- 83.9%
 24,016,447           U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28                     24,958,348
 24,563,979           U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29                     26,636,564
 11,880,180           U.S. Treasury Inflation Indexed Bond, 3.50%, due 01/15/11                     12,117,784
 15,495,744           U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09(a)                  16,180,951
 42,278,600           U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10                     45,264,526
                                                                                                   -----------
                                                                                                   125,158,173
                                                                                                   -----------
                      U.S. GOVERNMENT AGENCY -- 9.7%
 14,500,720           Tennessee Valley Authority (Indexed Principal), 3.38%, due 01/15/07           14,486,290
                                                                                                   -----------

                      TOTAL UNITED STATES                                                          148,307,253
                                                                                                   -----------

                      TOTAL DEBT OBLIGATIONS (COST $145,081,576)                                   148,307,253
                                                                                                   -----------
                      MUTUAL FUNDS -- 6.2%
   362,604            GMO Alpha LIBOR Fund                                                           9,304,406
                                                                                                   -----------

                      TOTAL MUTUAL FUNDS (COST $9,307,085)                                           9,304,406
                                                                                                   -----------
                      TOTAL INVESTMENTS -- 105.6%
                      (Cost $154,388,661)                                                          157,611,659

                      Other Assets and Liabilities (net) -- (5.6%)                                  (8,337,874)
                                                                                                   -----------
                      TOTAL NET ASSETS -- 100.0%                                                   $149,273,785
                                                                                                   ===========

              See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

NOTES TO SCHEDULE OF INVESTMENTS:
CPI - Consumer Price Index
144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
CBO - Collateralized Bond Obligation
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2002, which are subject to change based on the terms of the security.

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

2             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $154,388,661) (Note 1)         $157,611,659
   Cash                                                              9,836
   Receivable for investments sold                                  75,000
   Receivable for Fund shares sold                                  54,029
   Interest receivable                                           1,135,618
   Receivable for expenses reimbursed by Manager (Note 2)            2,688
                                                              ------------
      Total assets                                             158,888,830
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                              10,668
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       16,927
   Payable for reverse repurchase agreements (Notes 1 and 6)     9,531,476
   Accrued expenses and other liabilities                           55,974
                                                              ------------
      Total liabilities                                          9,615,045
                                                              ------------
NET ASSETS                                                    $149,273,785
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $146,111,581
   Overdistributed net investment income                           (20,298)
   Overdistributed net realized gains                              (40,496)
   Net unrealized appreciation                                   3,222,998
                                                              ------------
                                                              $149,273,785
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $149,273,785
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    13,810,818
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.81
                                                              ============

              See accompanying notes to the financial statements.              3

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $4,123,962
   Dividends from investment company shares                       11,231
                                                              ----------
      Total income                                             4,135,193
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        90,483
   Interest expense (Notes 1 and 6)                              156,405
   Custodian and transfer agent fees                              31,163
   Audit fees                                                     30,935
   Legal fees                                                      4,715
   Registration fees                                               2,239
   Trustees fees (Note 2)                                          1,271
   Miscellaneous                                                  16,269
   Fees reimbursed by Manager (Note 2)                           (84,673)
                                                              ----------
                                                                 248,807
   Shareholder service fee (Note 2) - Class III                  135,724
                                                              ----------
      Net expenses                                               384,531
                                                              ----------
         Net investment income                                 3,750,662
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                                796,998
      Closed swap contracts                                      402,412
                                                              ----------

         Net realized gain                                     1,199,410
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (357,048)
      Swap contracts                                            (401,870)
                                                              ----------

         Net unrealized loss                                    (758,918)
                                                              ----------

      Net realized and unrealized gain                           440,492
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $4,191,154
                                                              ==========

4             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,750,662        $ 4,126,390
   Net realized gain                                          1,199,410            258,310
   Change in net unrealized appreciation (depreciation)        (758,918)         5,076,249
                                                           ------------        -----------
   Net increase in net assets from operations                 4,191,154          9,460,949
                                                           ------------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,356,432)        (4,235,614)
                                                           ------------        -----------
      Total distributions from net investment income         (4,356,432)        (4,235,614)
                                                           ------------        -----------
   Net realized gains
      Class III                                                (663,955)                --
                                                           ------------        -----------
      Total distributions from net realized gains              (663,955)                --
                                                           ------------        -----------
                                                             (5,020,387)        (4,235,614)
                                                           ------------        -----------
   Net share transactions: (Note 5)
      Class III                                              84,216,157          8,710,685
                                                           ------------        -----------
   Increase in net assets resulting from net share
    transactions                                             84,216,157          8,710,685
                                                           ------------        -----------
      Total increase in net assets                           83,386,924         13,936,020
NET ASSETS:
   Beginning of period                                       65,886,861         51,950,841
                                                           ------------        -----------
   End of period (including overdistributed net
    investment income of $20,298 and accumulated
    undistributed net investment income of $356,783,
    respectively)                                          $149,273,785        $65,886,861
                                                           ============        ===========

              See accompanying notes to the financial statements.              5

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------
                                            2002    2001(D)    2000     1999      1998*
                                          --------  --------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.64  $  9.72   $  9.88  $ 10.04   $ 10.00
                                          --------  -------   -------  -------   -------

Income from investment operations:
   Net investment income                      0.30     0.71+     0.65+    0.61      0.42+
   Net realized and unrealized gain
     (loss)                                   0.29     0.90     (0.30)   (0.18)    (0.04)
                                          --------  -------   -------  -------   -------

      Total from investment operations        0.59     1.61      0.35     0.43      0.38
                                          --------  -------   -------  -------   -------

Less distributions to shareholders:
   From net investment income                (0.37)   (0.69)    (0.51)   (0.59)    (0.32)
   From net realized gains                   (0.05)      --        --       --        --(a)
   From tax return of capital                   --       --        --       --     (0.02)
                                          --------  -------   -------  -------   -------

      Total distributions                    (0.42)   (0.69)    (0.51)   (0.59)    (0.34)
                                          --------  -------   -------  -------   -------
NET ASSET VALUE, END OF PERIOD            $  10.81  $ 10.64   $  9.72  $  9.88   $ 10.04
                                          ========  =======   =======  =======   =======
TOTAL RETURN(b)                               5.66%   16.86%     3.57%    4.28%     3.77%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $149,274  $65,887   $51,951  $25,147   $25,660
   Net operating expenses to average
     daily net assets                         0.25%    0.25%     0.25%    0.25%     0.25%**
   Interest expense to average daily net
     assets                                   0.17%(c)    0.37%(c)    0.45%(c)      --       --
   Total net expenses to average daily
     net assets(e)                            0.42%    0.62%     0.70%    0.25%     0.25%**
   Net investment income to average
     daily net assets                         4.15%    6.87%     6.49%    4.93%     4.48%**
   Portfolio turnover rate                      40%      32%      112%      94%        9%
   Fees and expenses voluntarily
     reimbursed by the Manager to
     average daily net assets:                0.09%    0.11%     0.13%    0.30%     0.39%

*    Period from March 31, 1997 (commencement of operations) to February 28,
     1998.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
(a)  The per share distribution from net realized gains was $0.002.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund.

6             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Inflation Indexed Bond Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in government bonds that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds"). The Fund's benchmark is the Lehman Brothers Treasury Inflation Notes Index.

      Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of U.S. inflation. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable local inflation index.

      At February 28, 2002, 6.2% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. At February 28, 2002, the Fund held no open forward currency contracts.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, forward swap spread lock and total return swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. At February 28, 2002, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2002, the Fund had entered into a reverse repurchase agreement having a market value of $9,531,476, collateralized by a security with a market value of $9,789,588. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2002.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $4,512,657 and long-term capital gains -- $507,730.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

         Accumulated Undistributed  Accumulated Undistributed
           Net Investment Income          Realized Gain        Paid In Capital
         -------------------------  -------------------------  ---------------
                 $228,689                    $14,652              $(243,341)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Effective March 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2001 the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective March 15, 2000, the Fund ceased charging a premium on cash purchases or a fee on redemptions of Fund shares. Prior to March 15, 2000, the premium on cash purchases and fee on

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      redemptions of Fund shares was .10% of the amount invested or redeemed. These fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. In addition, the purchase premium or redemption fee for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. For the period from March 1, 2000 through March 15, 2000, the Fund received $104 in purchase premiums and $0 in redemption fees.

      RECLASSIFICATIONS
      Changes reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $1,271. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $99,496,850  $23,340,011
         Investments (non-U.S. Government securities)              28,523,332   14,723,946

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $154,449,455      $3,294,598        $(132,394)       $3,162,204

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 41.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2002          February 28, 2001
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
         Class III:                                     -----------  ------------  -----------  ------------
         Shares sold                                      9,048,815  $ 99,841,544    2,307,132  $ 23,730,094
         Shares issued to shareholders in reinvestment
           of distributions                                 435,023     4,642,847      284,115     2,899,240
         Shares repurchased                              (1,865,029)  (20,268,234)  (1,743,816)  (17,918,649)
                                                        -----------  ------------  -----------  ------------
         Net increase                                     7,618,809  $ 84,216,157      847,431  $  8,710,685
                                                        ===========  ============  ===========  ============

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      REVERSE REPURCHASE AGREEMENT

         Face Value                        Description                        Market Value
         ----------  -------------------------------------------------------  ------------
                     Barclays Bank, 1.89%, dated 1/24/02, to be repurchased
         $9,531,476  on demand, at face value, plus accrued interest.          $9,531,476
                                                                               ==========

         Average balance outstanding                                    $5,485,208
         Average interest rate                                                3.25%
         Maximum balance outstanding                                    $9,531,473
         Average shares outstanding                                      8,298,218
         Average balance per share outstanding                          $      .66

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INFLATION INDEXED BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund designated 10.11% of distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Alpha LIBOR Fund returned +3.7% for the fiscal year ended February 28, 2002, as compared with the 4.0% return of the J.P. Morgan US 3-Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 25 basis points. Gains from narrower swap spreads were more than offset by losses due to deterioration in credit quality in specific issues. At fiscal year-end, approximately 77% of the portfolio was AAA-rated, 8% AA-rated, 13% A-rated, and the remaining 2% below A. Approximately 67% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card, and healthcare receivables. Approximately 5% of the Fund was invested in US government agency issues that offer higher yields than similar maturity US Treasury securities. The remainder of the Fund was split between collateralized bond obligations (22%) and corporate bonds (6%).

OUTLOOK

The Fund focuses on high credit quality, but less-liquid sectors of the US bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ALPHA LIBOR FUND
As Of: 2/28/2002
Date                                      GMO Alpha        J.P. Morgan U.S.
                                         LIBOR Fund      3 Month Cash Index
2/28/1999
12/31/1999                                10,000.00               10,000.00
3/31/2000                                 10,172.00               10,153.62
6/30/2000                                 10,344.84               10,317.15
9/30/2000                                 10,522.43               10,491.27
12/31/2000                                10,727.86               10,681.25
3/31/2001                                 10,898.61               10,859.69
6/30/2001                                 11,040.20               10,999.51
9/30/2001                                 11,156.32               11,127.64
12/31/2001                                11,248.41               11,208.73
2/28/2002                                 11,288.00               11,243.22
Average Annual Returns (%)
Inception                                12/31/1999
1yr                                             5yr  10 Year/Inception Date
3.69                                            N/A                    5.75
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  DEBT OBLIGATIONS -- 101.3%
                  ASSET BACKED SECURITIES -- 92.3%
                  AIRLINES -- 3.0%
      47,000,000  Aircraft Finance Trust Series 99-1A Class A1,
                    Variable Rate, 1 mo. LIBOR + .48%, 2.33%, due
                    05/15/24                                                  43,710,000
                                                                           -------------
                  AUTOMOTIVE -- 5.1%
      15,000,000  Americredit Automobile Receivables Trust Series 00-B
                    Class A4,
                    Variable Rate, 1 mo. LIBOR + .20%, 2.06%, due
                    04/05/07                                                  14,981,250
      20,000,000  General Motors Acceptance Corp, 7.50%, due 07/15/05         21,080,000
      17,000,000  Swift Series 00-A Class A,
                    Variable Rate, 3 mo. LIBOR + .13%, 1.96%, due
                    04/15/07                                                  17,000,000
      20,000,000  Volkswagen Credit Auto Master Trust Series 2000-1
                    Class A,
                    Variable Rate, 1 mo. LIBOR + .16%, 2.01%, due
                    08/20/07                                                  19,996,875
                                                                           -------------
                                                                              73,058,125
                                                                           -------------
                  BANK CREDIT CARDS -- 19.7%
      30,000,000  Capital One Master Trust Series 00-4 Class A,
                    Variable Rate, 1 mo. LIBOR + .14%, 1.99%, due
                    08/15/08(a)                                               29,981,250
      25,000,000  Chase Credit Card Master Trust Series 01-6 Class A,
                    Variable Rate, 1 mo. LIBOR + .13%, 1.98%, due
                    03/16/09                                                  25,011,719
      19,000,000  Citibank Credit Card Issuance Trust Series 00-B2
                    Class B2,
                    Variable Rate, 3 mo. LIBOR + .25%, 2.08%, due
                    10/15/07                                                  18,863,437
       9,500,000  MBNA Master Credit Card Trust Series 00-K Class A,
                    Variable Rate, 3 mo. LIBOR + .11%, 1.94%, due
                    03/17/08                                                   9,499,240
      40,000,000  MBNA Master Credit Card Trust Series 01-A Class A,
                    Variable Rate, 1 mo. LIBOR + .15%, 2.00%, due
                    02/15/06(a)                                               40,060,800
      28,750,000  MBNA Master Credit Card Trust Series 01-A3 Class A3,
                    Variable Rate, 3 mo. LIBOR + .11%, 1.94%, due
                    12/15/08                                                  28,734,187
      27,000,000  MBNA Master Credit Card Trust Series 01-B1 Class B1,
                    Variable Rate, 1 mo. LIBOR + .375%, 2.28%, due
                    10/15/08                                                  27,000,000
       5,000,000  MBNA Master Credit Card Trust Series 97-K Class B,
                    Variable Rate, 1 mo. LIBOR + .32%, 2.17%, due
                    04/15/08                                                   4,987,500
      28,000,000  MBNA Master Credit Card Trust Series 99-D Class A,
                    Variable Rate, 1 mo. LIBOR + .19%, 2.04%, due
                    11/17/08                                                  28,070,000
      26,963,000  Team Fleet Financing Corp Series 98-3A Class A, 144A,
                    6.13%,
                    due 10/25/04                                              26,920,870
      15,000,000  Team Fleet Financing Corp Series 99-3A Class A, 144A,
                    6.70%,
                    due 06/25/03                                              14,995,312

              See accompanying notes to the financial statements.              1

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  BANK CREDIT CARDS -- CONTINUED
      30,000,000  World Financial Network Credit Card Master Series 01-A
                    Class A,
                    Variable Rate, 1 mo. LIBOR + .24%, 2.09%, due
                    06/16/08                                                  29,992,950
                                                                           -------------
                                                                             284,117,265
                                                                           -------------
                  BANKING AND FINANCIAL SERVICES -- 20.4%
      32,230,660  Anfield Road I Ltd. Series 1 Class A,
                    Variable Rate, 6 mo. LIBOR + .25%, 2.17%, due
                    11/06/06                                                  31,666,623
      13,901,644  Augusta Funding Ltd Series 96-AX,
                    Variable Rate, 1 mo. LIBOR + .25%, 2.60%, due
                    10/21/08                                                  13,740,524
      13,550,359  Augusta Funding Ltd Series 97-B Class A, 144A,
                    Variable Rate, 6 mo. LIBOR + .19%, 2.52%, due
                    04/10/10                                                  13,337,890
       4,691,691  Augusta Funding Ltd X Class A-1 144A, Step-Up, 6.65%,
                    due 06/30/04                                               4,879,358
      35,000,000  Augusta Funding Ltd. Series 10A Class A-1 144A,
                    Step-Up, 3mo. LIBOR + .25%, 4.04%, due 06/30/17           33,775,000
      30,100,000  BEA CBO Series 98-1A Class A2A, 144A, 6.72%, due
                    06/15/10                                                  24,080,000
GBP   20,000,000  Earls Five Ltd Series EMTN, 3 mo. GBP LIBOR + .14%,
                    4.20%, due 02/27/08                                       28,061,696
      12,000,000  EMAC Series 98-1 Class A2, 144A, 6.38%, due 01/15/25        11,040,000
      15,000,000  Meridian Funding Co LLC, 144A,
                    Variable Rate, Step Up, 1 mo. LIBOR + .33%, 2.18%,
                    due 04/20/05                                              14,992,500
      10,000,000  Meridian Funding Co LLC, Series MBIA,
                    Variable Rate, Step Up, 3 mo. LIBOR + .30%, 2.46%,
                    due 08/10/10                                               9,975,000
      25,000,000  Meridian Funding Co. LLC, 144A,
                    Variable Rate, Step Up, 1 mo. LIBOR + .37%, 2.22%,
                    due 12/22/10                                              24,950,000
      26,000,000  Meridian Funding Co. LLC,
                    Variable Rate, Step Up, 3 mo. LIBOR + .32%, 2.25%,
                    due 06/09/08                                              25,909,000
      28,650,000  Pemex Finance Ltd. Series MKWL, AMBAC 144A, 6.30%,
                    due 05/15/10                                              28,982,053
      15,000,000  PFS Financing Corp Series 01-FA Class A, 144A,
                    Variable Rate, 1 mo. LIBOR + .33%, 2.18%, due
                    06/15/08                                                  14,971,875
      13,607,052  The Money Store Business Loan Backed Trust Series 99-1
                    Class AN,
                    Variable Rate, 1 mo. LIBOR + .50%, 2.35%, due
                    09/15/17                                                  13,564,530
                                                                           -------------
                                                                             293,926,049
                                                                           -------------

              See accompanying notes to the financial statements.
2

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  COLLATERALIZED DEBT OBLIGATIONS -- 13.6%
      15,000,000  Chyps CBO Series 97-1A Class A2A, 144A, 6.72%, due
                    01/15/10                                                  10,200,000
       3,422,780  Cigna CBO Ltd Series 96-1 Class A2, 144A, 6.46%, due
                    11/15/08                                                   3,448,451
       9,720,559  DLJ CBO Ltd Series 1A Class A2, 144A, 6.68%, due
                    04/15/11                                                   9,732,710
      18,615,400  Great Point CBO Ltd. Series 98-1A Class A1, 144A,
                    Variable Rate, 6 mo. LIBOR + .30%, 2.67%, due
                    10/15/10                                                  18,299,124
      11,612,499  Merrill Lynch CBO Series 97-F1,
                    Variable Rate, 3 mo. LIBOR + .42%, 2.33%, due
                    05/23/09                                                   9,986,749
      10,000,000  Nomura CBO Ltd Series 97-2 Class A2, Step up, 6.26%,
                    due 10/30/09                                               9,368,300
      28,043,331  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                    Variable Rate, Step Up, 6.62%, due 07/15/09               25,238,998
       7,670,129  Pacific Life CBO Series 98-1A Class A2A, 144A, Step Up,
                    6.56%, due 02/15/10                                        7,286,623
      33,500,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2, 144A,
                    6.33%, due 09/15/09                                       34,538,500
      49,569,104  SHYPPCO Finance Company Series 1I Class A-2B, 6.64%,
                    due 06/15/10                                              44,240,426
      24,104,176  Starvest Emerging Markets CBO-I Series 1A, Class A,
                    Variable Rate, 6 mo. LIBOR + .19%, 2.21%, due
                    07/30/11                                                  23,594,132
                                                                           -------------
                                                                             195,934,013
                                                                           -------------
                  EQUIPMENT LEASES -- 0.6%
       8,831,129  Xerox Equipment Lease Owner Trust Series 01-1 Class A,
                    144A,
                    Variable Rate, 1 mo. LIBOR + 2.00%, 3.85%, due
                    02/15/08                                                   8,858,726
                                                                           -------------
                  HEALTH CARE -- 10.7%
       8,000,000  DVI Business Credit Receivables Corp. III 1998-1A
                    Class A,
                    Variable Rate, 1 mo. LIBOR + .35%, 2.20%, due
                    01/15/04                                                   7,988,750
      49,500,000  NPF VI, Inc Series 02-1A Class A, 144A,
                    Variable Rate, 1 mo. LIBOR + .95%, 2.83%, due
                    02/01/08                                                  49,500,000
      12,000,000  NPF XII, Inc. Series 00-2 Class A, 144A,
                    Variable Rate, 1 mo. LIBOR + .42%, 2.25%, due
                    10/01/03                                                  11,962,500
      60,000,000  NPF XII, Inc. Series 00-3 Class A, 144A,
                    Variable Rate, 1 mo. LIBOR +.45%, 2.28%, due 12/01/03     59,775,000
      25,000,000  NPF XII, Inc. Series 99-2 Class A, 144A, 7.05%, due
                    06/01/03                                                  25,289,063
                                                                           -------------
                                                                             154,515,313
                                                                           -------------

              See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  NON-BANK CREDIT CARDS -- 9.1%
      15,000,000  American Express Credit Account Master Trust
                    Series 01-6 Class A,
                    Variable Rate, 1 mo. LIBOR + .12%, 1.97%, due
                    12/15/08                                                  15,004,688
      32,000,000  Discover Card Master Trust I Series 00-2 Class A,
                    Variable Rate, 1 mo. LIBOR + .18%, 2.03%, due
                    09/18/07                                                  32,086,080
      23,000,000  Discover Card Master Trust I series 00-5 Class A,
                    Variable Rate, 1 mo. LIBOR + .18%, 2.03%, due
                    11/15/07                                                  23,064,630
      15,000,000  Discover Card Master Trust I Series 01-2 Class A,
                    Variable Rate, 1 mo. LIBOR + .16%, 2.01%, due
                    07/15/08                                                  15,028,050
      17,895,000  Discover Card Master Trust I Series 01-2 Class B,
                    Variable Rate, 1 mo. LIBOR + .46%, 2.31%, due
                    07/15/08                                                  17,922,200
       8,000,000  Neiman Marcus Group Credit Card Master Trust
                    Series 00-1 Class A,
                    Variable Rate, 1 mo. LIBOR + .27%, 2.12%, due
                    04/15/08                                                   8,012,500
      20,000,000  Providian Gateway Master Trust Series 00-C Class A,
                    144A,
                    Variable Rate, 1 mo. LIBOR + .22%, 2.07%, due
                    03/15/07                                                  19,975,000
                                                                           -------------
                                                                             131,093,148
                                                                           -------------
                  PRINTING AND PUBLISHING -- 2.1%
      30,500,000  Big Flower Receivables Master Trust Series 96-2
                    Class A,
                    Variable Rate, LIBOR + .25%, 2.08%, due 04/25/03          30,233,125
                                                                           -------------
                  RATE REDUCTION BONDS -- 2.7%
      12,417,000  California Infrastructure PG&E Series 97-1 Class A7,
                    6.42%,
                    due 09/25/08                                              13,123,217
      25,000,000  California Infrastructure SCE Series 97-1 Class A5,
                    6.28%,
                    due 09/25/05                                              25,774,414
                                                                           -------------
                                                                              38,897,631
                                                                           -------------
                  STUDENT LOANS -- 5.3%
       4,491,941  Banc One Student Loan Trust Series 94-A Class A2,
                    Variable Rate, 1 mo. LIBOR + .30%, 2.15%, due
                    10/25/16                                                   4,505,013
      12,000,000  Keycorp Student Loan Trust Series 94-B Certificates,
                    Variable Rate, 1 mo. LIBOR + .73%, 2.58%, due
                    11/25/21                                                  12,026,250
      10,000,000  Keycorp Student Loan Trust Series 95-A Class B,
                    Variable Rate, 1 mo. LIBOR + .75%, 2.60%, due
                    10/27/21                                                  10,021,875
       4,932,000  SMS Student Loan Trust 95-A Certificates,
                    Variable Rate, 1 mo. LIBOR + .65%, 2.50%, due
                    04/25/25                                                   4,940,477
       5,966,000  SMS Student Loan Trust Series 94-A Certificates,
                    Variable Rate, 1 mo. LIBOR + .70%, 2.55%, due
                    07/26/21                                                   5,993,033

4             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  STUDENT LOANS -- CONTINUED
       5,257,000  SMS Student Loan Trust Series 94-B Certificates,
                    Variable Rate, 1 mo. LIBOR + .75%, 2.60%, due
                    10/25/23                                                   5,271,785
       1,948,205  SMS Student Loan Trust Series 94-B Class A2,
                    Variable Rate, 1 mo. LIBOR + .30%, 2.15%, due
                    04/25/16                                                   1,956,120
      21,716,813  SMS Student Loan Trust Series 97-A Class A,
                    Variable Rate, 3 mo. U.S. Treasury Bill + .60%,
                    2.32%,
                    due 10/27/25                                              21,553,937
       5,008,000  Society Student Loan Trust Series 93-A Class B,
                    Variable Rate, 1 mo. LIBOR + .75%, 2.60%, due
                    07/25/03                                                   5,020,871
       5,500,000  Student Loan Marketing Association Series 96-4
                    Class A2,
                    Variable Rate, 3 mo. U.S. Treasury Bill + .64%,
                    2.47%,
                    due 07/25/09                                               5,464,525
                                                                           -------------
                                                                              76,753,886
                                                                           -------------

                  TOTAL ASSET BACKED SECURITIES                            1,331,097,281
                                                                           -------------
                  CORPORATE DEBT -- 3.7%
      11,750,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05           12,175,280
      22,473,783  Continental Airlines Series 99-1A, 6.55%, due 02/02/19      20,201,908
      20,500,000  Westralia Airports Corp, 144A, 6.48%, due 04/01/10          21,291,300
                                                                           -------------
                                                                              53,668,488
                                                                           -------------
                  STRUCTURED NOTES -- 0.4%
       5,833,330  Polaris Funding Company, Series EMTN,
                    Variable Rate, 1 mo. LIBOR + .45%, 2.29%, due
                    01/07/05                                                   5,831,289
                                                                           -------------
                  U.S. GOVERNMENT -- 0.2%
       2,187,800  U.S. Treasury Inflation Indexed Note, 3.63%, due
                    01/15/08                                                   2,261,638
                                                                           -------------
                  U.S. GOVERNMENT AGENCY -- 4.7%
       1,200,000  Agency for International Development Floater (Support
                    of Belize),
                    Variable Rate, 6 mo. U.S. Treasury Bill + .50%,
                    2.39%,
                    due 01/01/14                                               1,169,400
       4,585,000  Agency for International Development Floater (Support
                    of C.A.B.E.I.),
                    Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                    2.29%,
                    due 10/01/12                                               4,447,450

              See accompanying notes to the financial statements.              5

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

 PAR VALUE ($)/
PRINCIPAL AMOUNT  DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  U.S. GOVERNMENT AGENCY -- CONTINUED
       2,002,033  Agency for International Development Floater (Support
                    of Honduras),
                    Variable Rate, 3 mo. U.S. Treasury Bill x 117%,
                    2.29%,
                    due 10/01/11                                               1,982,013
      15,000,000  Agency for International Development Floater (Support
                    of India),
                    Variable Rate, 3 mo. LIBOR + .10%, 1.96%, due
                    02/01/27                                                  14,801,250
       5,502,585  Agency for International Development Floater (Support
                    of Jamaica),
                    Variable Rate, 6 mo. U.S. Treasury Bill + .75%,
                    2.64%,
                    due 03/30/19                                               5,484,701
      15,000,000  Agency for International Development Floater (Support
                    of Morocco),
                    Variable Rate, 6 mo. LIBOR + .15%, 2.34%, due
                    10/29/26                                                  14,981,250
       1,457,041  Agency for International Development Floater (Support
                    of Morocco),
                    Variable Rate, 6 mo. U.S. Treasury Bill + .45%,
                    2.34%,
                    due 11/15/14                                               1,429,721
       2,730,256  Agency for International Development Floater (Support
                    of Peru), Series A,
                    Variable Rate, 6 mo. U.S. Treasury Bill + .35%,
                    2.24%, due 05/01/14                                        2,692,715
      14,100,000  Agency for International Development Floater (Support
                    of Tunisia),
                    Variable Rate, 6 mo. LIBOR, 2.03%, due 07/01/23           13,729,875
       1,666,667  Agency for International Development Floater (Support
                    of Zimbabwe),
                    Variable Rate, 3 mo. U.S. Treasury Bill x 115%,
                    2.25%, due 01/01/12                                        1,640,834
       2,700,000  Federal Home Loan Bank,
                    Variable Rate, 3 mo. LIBOR + .25%, 2.17%, due
                    11/05/03                                                   2,696,625
         213,000  Ship Co 668, Series A, 8.50%, due 05/11/02                     213,000
       1,697,329  Small Business Administration Series 95-C, 6.88%, due
                    09/01/05                                                   1,765,579
                                                                           -------------
                                                                              67,034,413
                                                                           -------------

                  TOTAL DEBT OBLIGATIONS (COST $1,466,415,714)             1,459,893,109
                                                                           -------------
                  CALL OPTIONS PURCHASED -- 0.0%
                  OPTIONS ON BONDS -- 0.0%
     $25,000,000  Asian Development Bank, 5.593%, 07/16/18, Expires
                    07/16/03, Strike 100.00                                      275,000
     $25,000,000  Bellsouth Telecommunications, 7.00%, 12/01/95, Expires
                    10/26/06, Strike 100.00                                      357,500
                                                                           -------------
                                                                                 632,500
                                                                           -------------

                  TOTAL CALL OPTIONS PURCHASED (COST $687,500)                   632,500
                                                                           -------------

              See accompanying notes to the financial statements.
6

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES/
 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
----------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS -- 3.1%
                  CASH EQUIVALENTS -- 0.4%
       1,156,717  Dreyfus Money Market Fund(b)                                 1,156,717
      $  157,227  Fleet National Bank Note, 1.95%, due 4/30/02(b)                157,227
     $ 2,895,953  Harris Trust & Savings Bank Eurodollar Time Deposit,
                    1.85%,
                    due 3/18/02(b)                                             2,895,953
       1,022,103  Merrimac Money Market Fund(b)                                1,022,103
                                                                           -------------
                                                                               5,232,000
                                                                           -------------
                  COMMERCIAL PAPER -- 2.7%
     $39,000,000  Hanover Funding, 1.90%, due 3/01/02                         39,000,000
                                                                           -------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $44,232,000)             44,232,000
                                                                           -------------
                  TOTAL INVESTMENTS -- 104.4%
                  (Cost $1,511,335,214)                                    1,504,757,609

                  Other Assets and Liabilities (net) -- (4.4%)               (64,046,319)
                                                                           -------------
                  TOTAL NET ASSETS -- 100.0%                               $1,440,711,290
                                                                           =============

              See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation

CBO - Collateralized Bond Obligation

EMTN - Euromarket Medium Term Note

GBP - British Pound

MBIA - Insured as to the payment of principal and interest by Municipal Bond Insurance Association

USD - United States Dollar

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 2002, which are subject to change based on the terms of the security, including varying reset dates.

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

(b)  Represents investment of security lending collateral (Note 1).

8             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $5,060,680 (cost $1,511,335,214) (Note 1)                 $1,504,757,609
   Cash                                                               82,650
   Cash on deposit at brokers (Note 1)                             6,073,504
   Foreign currency, at value (cost $293,125) (Note 1)               292,670
   Receivable for Fund shares sold                                12,000,000
   Interest receivable                                             7,115,361
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                                      121
   Receivable for expenses reimbursed by Manager (Note 2)             22,260
                                                              --------------

      Total assets                                             1,530,344,175
                                                              --------------

LIABILITIES:
   Payable for investments purchased                               4,273,831
   Payable upon return of securities loaned (Note 1)               5,232,000
   Payable for Fund shares repurchased                             5,175,000
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                   79,934
   Interest payable for open swap contracts (Notes 1 and 6)          753,267
   Net payable for open swap contracts (Notes 1 and 6)             5,133,418
   Payable for reverse repurchase agreements (Notes 1 and 6)      68,890,000
   Accrued expenses                                                   95,435
                                                              --------------

      Total liabilities                                           89,632,885
                                                              --------------
NET ASSETS                                                    $1,440,711,290
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,440,938,842
   Accumulated undistributed net investment income                 7,373,868
   Accumulated net realized gain                                   4,190,024
   Net unrealized depreciation                                   (11,791,444)
                                                              --------------
                                                              $1,440,711,290
                                                              ==============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $1,440,711,290
                                                              ==============

SHARES OUTSTANDING:
   Class III                                                      56,154,683
                                                              ==============

NET ASSET VALUE PER SHARE:
   Class III                                                  $        25.66
                                                              ==============

              See accompanying notes to the financial statements.              9

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $975)     $68,422,089
                                                              -----------

      Total income                                             68,422,089
                                                              -----------
EXPENSES:
   Interest expense (Notes 1 and 6)                               769,330
   Custodian and transfer agent fees                              180,621
   Legal fees                                                      76,842
   Audit fees                                                      39,721
   Trustees fees (Note 2)                                          21,345
   Registration fees                                                  204
   Miscellaneous                                                   14,540
   Fees reimbursed by Manager (Note 2)                           (312,435)
                                                              -----------
      Net expenses                                                790,168
                                                              -----------

         Net investment income                                 67,631,921
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                                 594,970
      Closed futures contracts                                     16,159
      Closed swap contracts                                     9,329,112
      Foreign currency, forward contracts and foreign
      currency related transactions                               917,601
                                                              -----------

         Net realized gain                                     10,857,842
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (20,132,712)
      Open futures contracts                                      (22,827)
      Open swap contracts                                      (5,122,433)
      Foreign currency, forward contracts and foreign
      currency related transactions                              (744,149)
                                                              -----------

         Net unrealized loss                                  (26,022,121)
                                                              -----------

      Net realized and unrealized loss                        (15,164,279)
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $52,467,642
                                                              ===========

10            See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   67,631,921     $   61,578,437
   Net realized gain (loss)                                   10,857,842         (6,560,708)
   Change in net unrealized appreciation (depreciation)      (26,022,121)        14,057,958
                                                          --------------     --------------

   Net increase in net assets from operations                 52,467,642         69,075,687
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (76,537,894)       (49,090,270)
                                                          --------------     --------------
      Total distributions from net investment income         (76,537,894)       (49,090,270)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class III                                              (55,391,807)     1,162,086,965
                                                          --------------     --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       (55,391,807)     1,162,086,965
                                                          --------------     --------------
      Total increase (decrease) in net assets                (79,462,059)     1,182,072,382
NET ASSETS:
   Beginning of period                                     1,520,173,349        338,100,967
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $7,373,868 and
    $15,531,183, respectively)                            $1,440,711,290     $1,520,173,349
                                                          ==============     ==============

              See accompanying notes to the financial statements.             11

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       YEAR ENDED FEBRUARY 28/29,
                                                    ---------------------------------
                                                       2002      2001(C)      2000*
                                                    ----------  ----------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $    26.14  $    25.29  $  25.00
                                                    ----------  ----------  --------

Income from investment operations:
   Net investment income                                  1.23++       1.83++     0.26
   Net realized and unrealized gain (loss)               (0.27)       0.07      0.03
                                                    ----------  ----------  --------

      Total from investment operations                    0.96        1.90      0.29
                                                    ----------  ----------  --------

Less distributions to shareholders:
   From net investment income                            (1.44)      (1.05)       --
                                                    ----------  ----------  --------

      Total distributions                                (1.44)      (1.05)       --
                                                    ----------  ----------  --------
NET ASSET VALUE, END OF PERIOD                      $    25.66  $    26.14  $  25.29
                                                    ==========  ==========  ========
TOTAL RETURN(a)                                           3.69%       7.61%     1.16%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $1,440,711  $1,520,173  $338,101
   Net operating expenses to average daily net
     assets                                                 --(d)         --(d)       --**(d)
   Interest expense to average daily net assets           0.05%(b)       0.20%(b)     0.40%**(b)
   Total net expenses to average daily net assets         0.05%       0.20%     0.40%**
   Net investment income to average daily net
     assets                                               4.67%       7.05%     6.77%**
   Portfolio turnover rate                                  29%         39%        4%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                            0.02%       0.02%     0.02%**

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 7.06% to 7.05%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net operating expenses as a percentage of average daily net assets was less than 0.01%.
*    Period from December 31, 1999 (commencement of operations) to February 29,
     2000.
**   Annualized.
+    Not annualized.
++   Computed using average shares outstanding throughout the period.

12            See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Alpha LIBOR Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return by investing primarily in relatively high quality, low volatility fixed income instruments. The Fund's benchmark is the J.P. Morgan U.S. 3-month Cash Index.

      Shares of GMO Alpha LIBOR Fund are offered exclusively to other Funds of the Trust.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2002, the total value of these securities represented 34% of net assts. Included in this total are U.S. Government backed securities and other highly rated collaterized debt obligations that represent 12% of net assets at February 28, 2002.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2002, the Fund held no open futures contracts.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002, the Fund held no written option contracts outstanding.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. See Schedule of Investments for all open purchased option contracts as of February 28, 2002.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. At February 28, 2002, $6,073,504 was set aside as collateral for swaps. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2002, the Fund had entered into two reverse repurchase agreement having a market value of $68,890,000, collateralized by securities with a market value of $70,042,050. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2002.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $5,060,680 collateralized by cash in the amount of $5,232,000, which was invested in short term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $76,537,894.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $8,106,895 and $4,190,024 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed        Paid In
         Investment Income    Realized Gain        Capital
         -----------------  -----------------  ---------------
             $748,658           $(839,471)         $90,813

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method.

      Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      PURCHASE AND REDEMPTIONS OF FUND SHARES
      Effective July 26, 2000, the Fund ceased charging a purchase premium. Prior to July 26, 2000, the premium on cash purchases of Fund shares was .05% of the amount invested. The premium was waived with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was waived if the purchaser made an in-kind purchase of Fund shares. For the period from March 1, 2000 through July 26, 2000, the Fund received $63,173 in purchase premiums. There was no premium for redemptions or reinvested distributions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO does not charge the Fund any management or service fees. In addition, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, fees and expenses of the independent trustees of the Trust, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) until June 30, 2002.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $21,345. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended ended February 28, 2002, aggregated $424,670,010 and $476,230,455, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $1,512,148,509    $11,301,020       $(18,691,920)    $(7,390,900)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 78.3% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2002            February 28, 2001
                                                        --------------------------  ---------------------------
                                                          Shares        Amount        Shares         Amount
         Class III:                                     -----------  -------------  -----------  --------------
         Shares sold                                     32,903,902  $ 866,500,000   61,587,380  $1,598,934,770
         Shares issued to shareholders in reinvestment
           of distributions                               2,974,284     76,537,894    1,908,486      49,090,270
         Shares repurchased                             (37,889,038)  (998,429,701) (18,697,649)   (485,938,075)
                                                        -----------  -------------  -----------  --------------
         Net increase (decrease)                         (2,010,852) $ (55,391,807)  44,798,217  $1,162,086,965
                                                        ===========  =============  ===========  ==============

      During the year ended February 28, 2001, the Fund received securities with a market value of $355,414,876 in exchange for an equal value of the Fund's shares. Such amounts are included in the share transactions above.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                          Net Unrealized
         Settlement               Units                    Appreciation
            Date     Deliver   of Currency      Value     (Depreciation)
         ----------  --------  ------------  -----------  --------------

           Sales
           3/01/02   GBP           206,921   $   292,652     $    121
           4/09/02   GBP        20,000,000    28,219,734      (79,934)
                                                             --------
                                                             $(79,813)
                                                             ========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS

         Face Value                         Description                        Market Value
         -----------  -------------------------------------------------------  ------------
         $29,550,000  Barclays Bank, 1.880%, dated 2/11/02, to be repurchased  $ 29,550,000 on 3/11/02 at face value plus accrued interest.
          39,340,000  Barclays Bank, 1.875%, dated 2/22/02, to be repurchased    39,340,000
                      on 3/1/02 at face value plus accrued interest.
                                                                               ------------
                                                                               $ 68,890,000
                                                                               ============

         Average balance outstanding                                   $85,325,867
         Average interest rate                                                3.14%
         Maximum balance outstanding                                   $155,266,500
         Average shares outstanding                                     52,670,439
         Average balance per share outstanding                         $      1.62

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  ---------------

         FORWARD SWAP SPREAD LOCK SWAPS
          250,000,000 USD     3/10/03   Agreement with Bear Stearns Bank Plc dated 3/06/01    $ 1,578,115
                                        to pay (receive) the notional amount multiplied by
                                        the difference between the 2 year swap spread and
                                        a fixed spread times the duration of the 2 year
                                        swap rate.

         INTEREST RATE SWAPS
          100,000,000 USD     1/18/06   Agreement with Goldman Sachs International dated       (4,891,954)
                                        1/16/01 to pay the notional amount multiplied by
                                        5.82% and to receive the notional amount
                                        multiplied by the 3 month LIBOR adjusted for a
                                        specified spread.

           40,000,000 USD     1/24/11   Agreement with Goldman Sachs International dated       (1,863,425)
                                        1/19/01 to pay the notional amount multiplied by
                                        6.0675% and to receive the notional amount
                                        multiplied by the 3 month LIBOR adjusted by a
                                        specified spread.

            7,000,000 USD    10/17/11   Agreement with Bear Stearns Bank Plc dated                 43,846
                                        10/11/01 to pay the notional amount multiplied by
                                        5.396% and to receive the notional amount
                                        multiplied by the 3 month LIBOR adjusted by a
                                        specified spread.
                                                                                              -----------
                                                                                              $(5,133,418)
                                                                                              ===========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO ALPHA LIBOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha LIBOR Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                            Number of
                                                                                                          Portfolios in
                                                   Term of                     Principal                      Fund
                                                Office(1) and                Occupation(s)                   Complex
        Name, Address,           Position(s)      Length of                   During Past                   Overseen
           and Age              Held with Fund   Time Served                   Five Years                  by Trustee
------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                    Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                   Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                  Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.          Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                   Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                  (1998 - present); Consultant --
Boston, MA 02110                                                Business and Law.
Age: 57


                                     Other
        Name, Address,           Directorships
           and Age              Held by Trustee
------------------------------  ---------------
Jay O. Light                    Security
c/o GMO Trust                   Capital Group,
40 Rowes Wharf                  Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                            Number of
                                                                                                          Portfolios in
                                                   Term of                     Principal                      Fund
                                                Office(1) and                Occupation(s)                   Complex
        Name, Address,           Position(s)      Length of                   During Past                   Overseen
           and Age              Held with Fund   Time Served                   Five Years                  by Trustee
------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)           President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                   Quantitative    September 1985  Co. LLC
40 Rowes Wharf                  and Chairman
Boston, MA 02110                of the
Age: 63                         Trustees of
                                the Trust


                                     Other
        Name, Address,           Directorships
           and Age              Held by Trustee
------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                   Term of
                                                Office(3) and                Principal Occupation(s)
        Name, Address,           Position(s)      Length of                        During Past
           and Age              Held with Fund   Time Served                        Five Years
------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert           Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                   Financial
40 Rowes Wharf                  Officer and
Boston, MA 02110                Treasurer of
Age: 44                         the Trust
Brent Arvidson                  Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                   Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                  the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                Funds (1996 - 1997)
Age: 32
Scott Eston                     Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                   Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                  Officer and
Boston, MA 02110                Vice President
Age: 46                         of the Trust
William R. Royer, Esq.          Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                   and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                  the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.        Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                   and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                  of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Core Fund returned -6.2% for the fiscal year ended February 28, 2002, as compared to -9.5% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, the best performing sectors in the S&P 500 Index were materials/processing, consumer staples, integrated oils, and consumer discretionary. Energy, the weakest performing sector, fell over 50% during the fiscal year. The technology and utility sectors also fell close to 25%. Value stocks across all market capitalization sectors outperformed growth stocks, and small cap stocks outperformed large cap stocks by close to 10%.

The Fund's outperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund's underweight positions in the weak-performing technology and energy sectors added 75 basis points over the benchmark. Overweight positions in the financial services and auto/transportation sectors also contributed to relative performance. These gains were somewhat offset by the Fund's underweight position in the strong-performing integrated oils sector and overweight position in the weak-performing utility sector.

Good stock selection contributed significantly to the Fund's outperformance for the fiscal year. Selection was particularly strong among financial services and utility stocks, which contributed over 250 basis points to relative performance. Selection among consumer discretionary, producer durable and multi-industry stocks also added value for the period.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 40% weight; price to normalized earnings, with a 20% weight; and momentum, with a 40% weight. All three disciplines have contributed to the Fund's strong relative performance, with the value disciplines contributing the most alpha.

OUTLOOK

The portfolio is conservatively positioned, with a lower price to book, lower price to earnings, and a higher dividend yield than the S&P 500. Despite recent strong performance, value stocks are still undervalued compared to growth stocks. We believe that our process of combining value and momentum disciplines in the GMO U.S. Core Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the telephone utilities and auto/transportation sectors and an underweight position in the healthcare sector.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           U.S. CORE FUND-III
As Of: 2/28/2002
Date                                       GMO U.S.                 S&P 500
                                          Core Fund                   Index
2/29/1992                                 10,000.00               10,000.00
3/31/1992                                  9,799.37                9,805.51
6/30/1992                                 10,102.05                9,991.99
9/30/1992                                 10,262.28               10,307.05
12/31/1992                                10,666.63               10,826.08
3/31/1993                                 11,355.71               11,298.87
6/30/1993                                 11,610.46               11,353.82
9/30/1993                                 12,189.73               11,647.24
12/31/1993                                12,403.18               11,917.21
3/31/1994                                 12,021.79               11,465.27
6/30/1994                                 12,046.49               11,513.55
9/30/1994                                 12,563.42               12,076.46
12/31/1994                                12,696.48               12,074.57
3/31/1995                                 13,856.25               13,250.24
6/30/1995                                 15,373.37               14,515.09
9/30/1995                                 17,041.79               15,668.61
12/31/1995                                18,188.16               16,611.92
3/31/1996                                 18,842.90               17,503.46
6/30/1996                                 19,474.91               18,289.09
9/30/1996                                 20,017.40               18,854.49
12/31/1996                                21,391.43               20,426.06
3/31/1997                                 21,914.28               20,973.57
6/30/1997                                 25,474.02               24,635.21
9/30/1997                                 28,464.48               26,480.40
12/31/1997                                28,898.79               27,240.86
3/31/1998                                 32,683.16               31,040.76
6/30/1998                                 33,355.52               32,065.80
9/30/1998                                 30,155.82               28,876.19
12/31/1998                                36,034.06               35,025.92
3/31/1999                                 37,349.31               36,771.04
6/30/1999                                 40,138.45               39,362.76
9/30/1999                                 37,396.29               36,904.79
12/31/1999                                42,734.46               42,395.91
3/31/2000                                 44,430.08               43,368.01
6/30/2000                                 42,839.81               42,216.14
9/30/2000                                 44,876.86               41,807.20
12/31/2000                                42,861.25               38,536.02
3/31/2001                                 39,464.25               33,967.40
6/30/2001                                 41,351.53               35,955.35
9/30/2001                                 36,473.73               30,677.76
12/31/2001                                39,567.42               33,955.71
2/28/2002                                 38,638.89               32,815.18
Average Annual Returns (%)
Inception
1yr                                             5yr  10 Year/Inception Date
-6.23                                         11.06                   14.47
U.S. Core Fund-II
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                 6/07/1996
1yr                                             5yr  10 Year/Inception Date
-6.29                                         10.99                   12.64
U.S. Core Fund-IV
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                 1/09/1998
1yr                                             5yr  10 Year/Inception Date
-6.2                                            N/A                    8.53
U.S. Core Fund-V
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                 7/02/2001
1yr                                             5yr  10 Year/Inception Date
N/A                                             N/A                   -6.96
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Performance for Classes II, IV and V may
vary due to different shareholder
servicing fees. Past performance is not
indicative of future performance.
Information is unaudited.
* Class II performance includes Class
III performance for the period
November 17, 1997 to January 9, 1998,
during which no Class II shares were
outstanding.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

  SHARES     DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------
             COMMON STOCKS -- 92.4%
             AUTO & TRANSPORTATION -- 4.8%
    331,900  AMR Corp*                                                    8,662,590
    471,800  Burlington Northern Santa Fe Railroad Co                    13,691,636
    366,900  Carnival Corp                                               10,012,701
    130,800  CSX Corp                                                     4,936,392
    191,100  Delta Air Lines Inc                                          6,592,950
     40,300  Eaton Corp                                                   3,253,822
  1,222,311  Ford Motor Co                                               18,187,988
    578,616  General Motors Corp                                         30,655,076
    161,700  Genuine Parts Co                                             5,906,901
     91,400  Goodyear Tire & Rubber Co                                    2,513,500
    375,500  Norfolk Southern Corp                                        8,933,145
    214,500  TRW Inc                                                     10,778,625
     80,300  Union Pacific Corp                                           4,871,801
                                                                      -------------
                                                                        128,997,127
                                                                      -------------
             CONSUMER DISCRETIONARY -- 11.2%
    160,800  Allied Waste Industries Inc*                                 2,098,440
    393,600  AOL Time Warner Inc*                                         9,761,280
    195,000  Autonation Inc*                                              2,435,550
    197,400  Autozone Inc*                                               13,099,464
     53,200  Bed, Bath & Beyond Inc*                                      1,776,880
    181,200  Best Buy Co Inc*                                            12,212,880
    129,800  Circuit City Stores Inc                                      2,320,824
     51,400  Clear Channel Communications Inc*                            2,396,268
    109,000  Clorox Co                                                    4,773,110
    320,300  Eastman Kodak Co                                            10,089,450
    281,300  eBay Inc*                                                   14,641,665
    202,400  Family Dollar Stores Inc                                     6,646,816
    166,900  Federated Department Stores Inc*                             6,994,779
    274,600  Fox Entertainment Group Inc, Class A*                        6,123,580
     92,700  Gannett Co Inc                                               7,061,886
     57,100  Gillette Co                                                  1,952,249
    497,300  Home Depot Inc                                              24,865,000
     71,000  International Flavors & Fragrances                           2,445,950
    178,000  Jones Apparel Group Inc*                                     6,347,480
     18,100  Kimberly-Clark Corp                                          1,133,060
    170,500  Leggett & Platt Inc                                          4,373,325
  1,039,800  Liberty Media Corp, Class A*                                13,309,440

              See accompanying notes to the financial statements.              1

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

  SHARES     DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- CONTINUED
    330,300  Mattel Co                                                    6,259,185
    274,300  May Department Stores Co                                    10,050,352
     37,100  McDonald's Corp                                                968,310
    111,500  Newell Rubbermaid Inc                                        3,470,995
    126,300  Nike Inc, Class B                                            7,434,018
    320,000  Office Depot Inc*                                            6,083,200
    256,800  Penney (JC) Co Inc                                           5,017,872
    263,100  Robert Half International Inc*                               6,843,231
    414,100  Sears Roebuck & Co                                          21,773,378
    127,300  Stanley Works                                                6,419,739
    239,300  Staples Inc*                                                 4,707,031
    225,300  Target Corp                                                  9,440,070
    434,600  The Gap Inc                                                  5,202,162
    124,200  Toys R Us Inc*                                               2,212,002
    170,400  USA Networks Inc*                                            5,037,024
     60,800  VF Corp                                                      2,556,640
    146,100  Viacom Inc, Class A*                                         6,821,409
    389,800  Wal Mart Stores Inc                                         24,171,498
    126,900  Waste Management Inc                                         3,338,739
     82,300  Whirlpool Corp                                               6,180,730
                                                                      -------------
                                                                        300,846,961
                                                                      -------------
             CONSUMER STAPLES -- 7.0%
    411,652  Albertsons Inc                                              12,456,590
    139,200  Campbell Soup Co                                             3,722,208
    136,900  Coca Cola Co                                                 6,487,691
    391,600  ConAgra Foods Inc                                            9,167,356
     25,000  General Mills Co                                             1,155,750
     86,200  Heinz (HJ) Co                                                3,514,374
     41,800  Hormel Foods Corp                                            1,144,066
    397,500  Kellogg Co                                                  13,733,625
    121,100  Pepsico Inc                                                  6,115,550
  1,422,300  Philip Morris Cos Inc                                       74,898,318
    284,800  Procter and Gamble Co                                       24,148,192
    707,800  Rite Aid Corp*                                               2,364,052
     90,000  RJ Reynolds Tobacco Holdings                                 5,908,500
    101,000  Safeway Inc*                                                 4,340,980
    347,800  Sara Lee Corp                                                7,275,976
     45,100  Unilever NV NY Shares                                        2,628,428
    164,600  UST Inc                                                      5,737,956

2             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

  SHARES     DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------
             CONSUMER STAPLES -- CONTINUED
    248,100  Winn-Dixie Stores Inc                                        4,155,675
                                                                      -------------
                                                                        188,955,287
                                                                      -------------
             FINANCIAL SERVICES -- 15.8%
    512,900  Allstate Corp                                               17,961,758
    118,400  Amsouth Bancorp                                              2,504,160
  1,274,809  Bank of America Corp                                        81,524,036
    377,800  Bank One Corp                                               13,540,352
    108,879  Bear Stearns Cos Inc                                         5,998,144
    120,475  Charter One Financial Inc                                    3,669,668
     47,500  Cigna Corp                                                   4,260,750
     90,500  CNA Financial Corp*                                          2,625,405
    100,800  Comerica Inc                                                 6,032,880
    120,200  Compass Bankshares Inc                                       3,599,990
    735,400  Conseco Inc*                                                 2,757,750
    141,700  Countrywide Credit Industries Inc                            5,816,785
    138,000  Equifax Inc                                                  4,140,000
     43,600  First Data Corp                                              3,554,272
    524,688  FleetBoston Financial Corp                                  17,514,085
    277,400  Franklin Resources Inc                                      11,334,564
    366,200  H&R Block Inc                                               18,474,790
     52,600  Hartford Financial Services Group Inc                        3,524,200
    212,400  Household International Inc                                 10,938,600
    121,900  Huntington Bancshares Inc                                    2,249,055
    443,280  J.P. Morgan Chase & Co                                      12,965,940
    240,200  Key Corp                                                     6,024,216
     40,900  Lehman Brothers Holdings Inc                                 2,310,850
     68,800  Lincoln National Corp                                        3,523,248
    228,200  Loews Corp                                                  13,310,906
    130,150  MBIA Inc                                                     7,607,267
    235,800  MGIC Investment Corp                                        15,826,896
    156,100  Moody's Corp                                                 5,775,700
    219,400  Morgan Stanley Dean Witter & Co                             10,776,928
    306,300  National City Corp                                           8,735,676
    123,800  North Fork Bancorp                                           4,281,004
     83,600  PNC Bank Corp                                                4,592,984
     85,300  Progressive Corp                                            13,289,740
    370,400  Providian Financial Corp                                     1,440,856
    142,500  Regions Financial Corp                                       4,631,250
    114,200  Southtrust Corp                                              2,885,834

              See accompanying notes to the financial statements.              3

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

  SHARES     DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------
             FINANCIAL SERVICES -- CONTINUED
    217,000  Stilwell Financial Inc                                       4,949,770
    106,300  Suntrust Banks Inc                                           6,674,577
     69,700  T. Rowe Price Group Inc                                      2,774,757
     82,200  Torchmark Corp                                               3,303,618
    160,000  Union Planters Corp                                          7,449,600
    246,000  UnionBanCal Corp                                             9,348,000
    355,300  Unumprovident Corp                                          10,062,096
    895,300  Wachovia Corp                                               29,750,819
    325,850  Washington Mutual Inc                                       10,599,900
                                                                      -------------
                                                                        424,913,676
                                                                      -------------
             HEALTH CARE -- 8.5%
     49,100  Abbott Laboratories                                          2,776,605
    323,000  Aetna Inc                                                   11,324,380
    744,500  Boston Scientific Corp*                                     16,647,020
    509,300  Bristol Myers Squibb Co                                     23,937,100
    110,200  Chiron Corp*                                                 4,784,884
    153,200  First Health Group Corp*                                     3,520,536
    913,278  Johnson & Johnson                                           55,618,630
    998,000  Merck & Co Inc                                              61,207,340
    155,200  Mylan Laboratories Inc                                       4,714,976
     68,100  Pfizer Inc                                                   2,789,376
  1,171,300  Schering Plough Corp                                        40,398,137
                                                                      -------------
                                                                        227,718,984
                                                                      -------------
             INTEGRATED OILS -- 2.7%
    191,324  ChevronTexaco Corp                                          16,155,399
    711,600  Conoco Inc                                                  19,682,856
    203,810  Exxon Mobil Corp                                             8,417,353
    430,800  Marathon Oil Corp                                           11,847,000
     53,200  Murphy Oil Corp                                              4,584,776
    218,200  Occidental Petroleum Corp                                    5,856,488
     78,100  Phillips Petroleum Co                                        4,616,491
     50,900  Royal Dutch Petroleum Co                                     2,614,733
                                                                      -------------
                                                                         73,775,096
                                                                      -------------
             MATERIALS & PROCESSING -- 4.8%
    134,600  Alcoa Inc                                                    5,056,922
     94,300  American Standard Co*                                        6,157,790

4             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

  SHARES     DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------
             MATERIALS & PROCESSING -- CONTINUED
    544,379  Dow Chemical Co                                             17,028,175
    339,800  Du Pont (E.I.) De Nemours                                   15,916,232
    112,300  Fluor Corp                                                   4,257,293
    104,200  Kinder Morgan Energy Partners                                2,980,120
    648,100  Lowes Cos Inc                                               29,326,525
     62,900  Masco Corp                                                   1,765,603
     43,900  Nucor Corp                                                   2,480,350
    188,700  PPG Industries Inc                                           9,689,745
    237,800  Praxair Inc                                                 13,768,620
    159,300  Sealed Air Corp*                                             7,165,314
    232,900  Sherwin Williams Co                                          6,153,218
    316,700  Smurfit-Stone Container Corp*                                5,165,377
     56,800  Weyerhaeuser Co                                              3,511,376
                                                                      -------------
                                                                        130,422,660
                                                                      -------------
             OTHER -- 3.3%
    139,100  Fortune Brands Inc                                           6,329,050
    125,900  General Electric Co                                          4,847,150
    912,400  Honeywell International Inc                                 34,780,688
     79,700  Illinois Tool Works Inc                                      5,862,732
    126,200  Ingersoll Rand Co                                            6,310,000
     95,600  ITT Industries Inc                                           5,640,400
    105,400  Johnson Controls                                             9,355,304
     15,100  Minnesota Mining and Manufacturing Co                        1,780,743
    152,000  Textron Inc                                                  7,224,560
    164,500  Westwood One Inc*                                            5,884,165
                                                                      -------------
                                                                         88,014,792
                                                                      -------------
             PRODUCER DURABLES -- 4.2%
    185,700  American Power Conversion Corp*                              2,430,813
    191,100  Applied Materials Inc*                                       8,307,117
    166,500  Caterpillar Inc                                              9,242,415
     87,000  Deere (John) and Co                                          4,169,910
    109,500  Emerson Electric Co                                          6,306,105
    110,900  Grainger (WW) Inc                                            6,573,043
    200,900  KLA Instruments Corp*                                       11,634,119
    231,400  Lam Research Corp*                                           5,007,496
    120,600  Lexmark International Group Inc*                             5,995,026
     95,500  Lockheed Martin Corp                                         5,387,155
     84,700  Northrop Grumman Corp                                        9,066,288

              See accompanying notes to the financial statements.              5

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

  SHARES     DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------
             PRODUCER DURABLES -- CONTINUED
     88,200  Parker-Hannifin Corp                                         4,394,124
    358,000  Pitney Bowes Inc                                            14,935,760
    255,400  RF Micro Devices Inc*                                        3,994,456
    114,000  Teradyne Inc*                                                3,820,140
     50,400  United Technologies Corp                                     3,676,680
    925,400  Xerox Corp*                                                  8,985,634
                                                                      -------------
                                                                        113,926,281
                                                                      -------------
             TECHNOLOGY -- 16.0%
    318,900  Altera Corp*                                                 6,081,423
     27,000  Analog Devices Inc*                                          1,004,670
    357,700  Apple Computer Inc*                                          7,762,090
     27,480  Ascential Software Corp*                                       107,172
    367,300  BMC Software Inc*                                            5,895,165
    139,300  Ceridian Corp*                                               2,590,980
  1,466,500  Cisco Systems Inc*                                          20,926,955
    713,600  Computer Associates International Inc                       11,617,408
    624,200  Compuware Corp*                                              7,122,122
  1,843,300  Dell Computer Corp*                                         45,511,077
    117,500  Electronic Data Systems Corp                                 6,936,025
    892,000  Gateway Inc*                                                 4,103,200
    290,800  Hewlett Packard Co                                           5,850,896
     71,100  IBM Corp                                                     6,976,332
  2,855,800  Intel Corp                                                  81,533,090
    579,100  Lucent Technologies Inc                                      3,237,169
     76,900  Microchip Technology Inc*                                    2,628,442
     30,200  Micron Technology Inc*                                         970,930
  1,867,500  Microsoft Corp*                                            108,949,950
  1,199,500  Motorola Inc                                                15,593,500
    169,300  National Semiconductor Corp*                                 4,257,895
     22,600  Network Associates Inc*                                        536,072
     67,900  Nvidia Corp*                                                 3,463,579
  2,084,300  Oracle Corp*                                                34,641,066
     62,000  Qualcomm Inc*                                                2,061,500
    457,800  Raytheon Co                                                 17,712,282
    117,800  Rockwell International Corp                                  2,326,550
    176,000  Symantec Co*                                                 6,346,560
    187,000  Tellabs Inc*                                                 1,918,620
    356,500  Texas Instruments Inc                                       10,463,275
                                                                      -------------
                                                                        429,125,995
                                                                      -------------

6             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY -- 3.1%
      737,100  Fannie Mae                                                   57,678,075
      385,700  Freddie Mac                                                  24,584,518
                                                                        --------------
                                                                            82,262,593
                                                                        --------------
               UTILITIES -- 11.0%
       74,200  Ameren Corp                                                   3,022,908
    4,637,858  AT & T Corp                                                  72,072,313
      370,000  Bellsouth Corp                                               14,341,200
       87,600  Cinergy Corp                                                  2,785,680
      152,800  Consolidated Edison Inc                                       6,234,240
       45,500  Constellation Energy Group Inc                                1,314,040
      115,200  DTE Energy Co                                                 4,771,584
      338,000  Edison International*                                         5,340,400
      120,100  Entergy Corp                                                  4,957,728
      192,731  Firstenergy Corp                                              7,053,955
       81,200  FPL Group Inc                                                 4,312,532
      303,800  PG & E Corp*(a)                                               6,443,598
      114,400  Public Service Enterprise Group Inc                           4,824,248
      164,800  Reliant Energy Inc                                            3,427,840
      925,482  SBC Communications Inc                                       35,020,239
      158,000  Sempra Energy                                                 3,526,560
      238,600  Southern Co                                                   6,060,440
    1,047,900  Sprint Corp (Fon Group)                                      14,764,911
      241,200  Sprint Corp (PCS Group)*                                      2,231,100
      224,900  TXU Corp                                                     11,440,663
    1,371,122  Verizon Communications                                       64,168,510
    2,241,027  WorldCom Inc*                                                16,852,523
                                                                        --------------
                                                                           294,967,212
                                                                        --------------

               TOTAL COMMON STOCKS (COST $2,572,423,440)                 2,483,926,664
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 7.8%
               CASH EQUIVALENTS -- 2.5%
   14,153,407  Dreyfus Money Market Fund(b)                                 14,153,407
$   2,437,663  Fleet National Bank Note, 1.95%, due 4/30/02(b)               2,437,663
$  39,345,442  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%,
                 due 3/18/02(b)                                             39,345,442

              See accompanying notes to the financial statements.              7

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               CASH EQUIVALENTS -- CONTINUED
   11,802,296  Merrimac Money Market Fund(b)                                11,802,296
                                                                        --------------
                                                                            67,738,808
                                                                        --------------
               U.S. GOVERNMENT -- 0.3%
$   6,435,000  U.S. Treasury Bill, 1.79%, due 6/06/02(c)                     6,404,833
                                                                        --------------
               REPURCHASE AGREEMENTS -- 5.0%
$   3,777,617  Morgan Stanley Dean Witter & Co. Repurchase Agreement,
               dated 2/28/02, due 3/01/02, with a maturity value of
               $3,777,725, and an effective yield of 1.03%,
               collateralized by a U.S. Treasury Note with a rate of
               6.75%, maturity date of 5/15/05, and a market value,
               including accrued interest of $3,861,706.                     3,777,617
$ 131,323,871  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of
               $131,327,707, and an effective yield of 1.02%,
               collateralized by U.S. Treasury Bonds with rates of
               7.125% and 11.25%, maturity dates of 2/15/23 and
               2/15/15, and a combined market value, including accrued
               interest of $133,960,152.                                   131,323,871
                                                                        --------------
                                                                           135,101,488
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $209,244,651)            209,245,129
                                                                        --------------
               TOTAL INVESTMENTS -- 100.2%
               (Cost $2,781,668,091)                                     2,693,171,793

               Other Assets and Liabilities (net) -- (0.2%)                 (4,531,310)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $2,688,640,483
                                                                        ==============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Bankrupt issuer.

(b)  Represents investment of security lending collateral (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

8             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $63,527,856 (cost $2,781,668,091) (Note 1)                $2,693,171,793
   Receivable for investments sold                                36,901,641
   Receivable for Fund shares sold                                66,788,956
   Dividends and interest receivable                               4,367,097
                                                              --------------
      Total assets                                             2,801,229,487
                                                              --------------
LIABILITIES:
   Payable for investments purchased                              43,476,561
   Payable upon return of securities loaned (Note 1)              67,738,808
   Payable for Fund shares repurchased                                48,892
   Payable to affiliate for (Note 2):
      Management fee                                                 605,103
      Shareholder service fee                                        257,621
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  356,844
   Accrued expenses                                                  105,175
                                                              --------------
      Total liabilities                                          112,589,004
                                                              --------------
NET ASSETS                                                    $2,688,640,483
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $2,957,105,077
   Accumulated undistributed net investment income                11,088,227
   Accumulated net realized loss                                (191,635,507)
   Net unrealized depreciation                                   (87,917,314)
                                                              --------------
                                                              $2,688,640,483
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $  176,455,865
                                                              ==============
   Class III shares                                           $1,321,633,613
                                                              ==============
   Class IV shares                                            $  744,813,305
                                                              ==============
   Class V shares                                             $  445,737,700
                                                              ==============
SHARES OUTSTANDING:
   Class II                                                       13,694,519
                                                              ==============
   Class III                                                     102,436,671
                                                              ==============
   Class IV                                                       57,791,347
                                                              ==============
   Class V                                                        34,610,702
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class II                                                   $        12.89
                                                              ==============
   Class III                                                  $        12.90
                                                              ==============
   Class IV                                                   $        12.89
                                                              ==============
   Class V                                                    $        12.88
                                                              ==============

              See accompanying notes to the financial statements.              9

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $80,966)            $   46,802,947
   Interest (including securities lending income of
    $212,554)                                                      2,941,373
                                                              --------------
      Total income                                                49,744,320
                                                              --------------
EXPENSES:
   Management fee (Note 2)                                         9,046,063
   Custodian and transfer agent fees                                 380,809
   Legal fees                                                        121,099
   Audit fees                                                         50,152
   Trustees fees (Note 2)                                             35,159
   Registration fees                                                  22,880
   Miscellaneous                                                      54,144
   Fees reimbursed by Manager (Note 2)                              (630,859)
                                                              --------------
                                                                   9,079,447
   Shareholder service fee (Note 2) - Class II                       315,968
   Shareholder service fee (Note 2) - Class III                    2,034,456
   Shareholder service fee (Note 2) - Class IV                       999,478
   Shareholder service fee (Note 2) - Class V                        246,016
                                                              --------------
      Net expenses                                                12,675,365
                                                              --------------
         Net investment income                                    37,068,955
                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                               (157,403,801)
      Closed futures contracts                                    (7,511,976)
                                                              --------------

         Net realized loss                                      (164,915,777)
                                                              --------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                (32,263,075)
      Open futures contracts                                       3,604,559
                                                              --------------

         Net unrealized loss                                     (28,658,516)
                                                              --------------

      Net realized and unrealized loss                          (193,574,293)
                                                              --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (156,505,338)
                                                              ==============

10            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   37,068,955     $   40,864,047
   Net realized gain (loss)                                 (164,915,777)       239,166,246
   Change in net unrealized depreciation                     (28,658,516)      (244,699,666)
                                                          --------------     --------------
   Net increase (decrease) in net assets from
    operations                                              (156,505,338)        35,330,627
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class II                                                (1,721,073)        (1,096,376)
      Class III                                              (17,730,889)       (18,733,174)
      Class IV                                               (12,297,927)       (17,028,260)
      Class V                                                 (4,546,353)                --
                                                          --------------     --------------
      Total distributions from net investment income         (36,296,242)       (36,857,810)
                                                          --------------     --------------
   Net realized gains
      Class II                                                  (109,969)       (17,574,928)
      Class III                                               (1,128,842)      (266,811,817)
      Class IV                                                  (648,375)      (227,571,179)
      Class V                                                   (350,905)                --
                                                          --------------     --------------
      Total distributions from net realized gains             (2,238,091)      (511,957,924)
                                                          --------------     --------------
                                                             (38,534,333)      (548,815,734)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class II                                                71,357,721         37,852,227
      Class III                                             (104,317,667)       173,526,616
      Class IV                                              (495,915,214)       174,290,242
      Class V                                                478,135,957                 --
                                                          --------------     --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       (50,739,203)       385,669,085
                                                          --------------     --------------
      Total decrease in net assets                          (245,778,874)      (127,816,022)
NET ASSETS:
   Beginning of period                                     2,934,419,357      3,062,235,379
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $11,088,227 and
    $10,372,102, respectively)                            $2,688,640,483     $2,934,419,357
                                                          ==============     ==============

              See accompanying notes to the financial statements.             11

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED FEBRUARY 28/29,
                                            --------------------------------------------------------------------
                                              2002        2001       2000       1999      1998(1)      1997(2)
                                            --------    --------    -------    -------    -------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $  13.94    $  16.62    $ 18.57    $ 19.98    $ 17.65    $     20.10
                                            --------    --------    -------    -------    -------    -----------

Income from investment operations:
   Net investment income                        0.17+       0.20+      0.23+      0.25+      0.04+          0.24+
   Net realized and unrealized gain
     (loss)                                    (1.04)       0.03**     2.29       2.55       2.29           3.99
                                            --------    --------    -------    -------    -------    -----------

      Total from investment operations         (0.87)       0.23       2.52       2.80       2.33           4.23
                                            --------    --------    -------    -------    -------    -----------

Less distributions to shareholders:
   From net investment income                  (0.17)      (0.18)     (0.24)     (0.29)        --          (0.22)
   From net realized gains                     (0.01)      (2.73)     (4.23)     (3.92)        --          (3.90)
                                            --------    --------    -------    -------    -------    -----------

      Total distributions                      (0.18)      (2.91)     (4.47)     (4.21)      0.00          (4.12)
                                            --------    --------    -------    -------    -------    -----------
NET ASSET VALUE, END OF PERIOD              $  12.89    $  13.94    $ 16.62    $ 18.57    $ 19.98    $     20.21
                                            ========    ========    =======    =======    =======    ===========
TOTAL RETURN(a)                                (6.29)%      0.75%     13.61%     14.99%     13.20%++       23.00%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $176,456    $114,454    $95,041    $41,684    $16,958    $     2,037
   Net expenses to average daily net
     assets                                     0.55%       0.55%      0.55%      0.55%      0.55%*         0.55%*
   Net investment income to average
     daily net assets                           1.27%       1.21%      1.21%      1.29%      1.53%*         1.66%*
   Portfolio turnover rate                        69%         81%        90%        71%        60%            60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.02%       0.02%      0.02%      0.22%      0.25%*         0.25%*

(1)  Period from January 9, 1998 to February 28, 1998.
(2)  Period from March 1, 1997 to November 17, 1997.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*    Annualized.
** The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughtout the period.
++   Not Annualized.

12            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------
                                             2002        2001        2000        1999        1998
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD      $    13.95  $    16.63  $    18.59  $    19.99  $    20.12
                                          ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                        0.18+       0.20+       0.24+       0.26+       0.35
   Net realized and unrealized gain
     (loss)                                    (1.05)       0.04*       2.28        2.55        5.89
                                          ----------  ----------  ----------  ----------  ----------

      Total from investment operations         (0.87)       0.24        2.52        2.81        6.24
                                          ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                  (0.17)      (0.19)      (0.25)      (0.29)      (0.32)
   From net realized gains                     (0.01)      (2.73)      (4.23)      (3.92)      (6.05)
                                          ----------  ----------  ----------  ----------  ----------

      Total distributions                      (0.18)      (2.92)      (4.48)      (4.21)      (6.37)
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD            $    12.90  $    13.95  $    16.63  $    18.59  $    19.99
                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN(a)                                (6.23)%       0.83%      13.66%      15.02%      36.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $1,321,634  $1,532,124  $1,623,734  $1,780,011  $2,317,103
   Net expenses to average daily net
     assets                                     0.48%       0.48%       0.48%       0.48%       0.48%
   Net investment income to average
     daily net assets                           1.33%       1.27%       1.27%       1.36%       1.67%
   Portfolio turnover rate                        69%         81%         90%         71%         60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.02%       0.02%       0.02%       0.22%       0.21%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             13

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------------------
                                            2002       2001        2000        1999       1998(1)
                                          --------  ----------  ----------  ----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $  13.94  $    16.62  $    18.58  $    19.99  $    17.65
                                          --------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                      0.18+       0.21+       0.25+       0.27+       0.04+
   Net realized and unrealized gain
     (loss)                                  (1.04)       0.04**       2.28       2.55        2.30
                                          --------  ----------  ----------  ----------  ----------

      Total from investment operations       (0.86)       0.25        2.53        2.82        2.34
                                          --------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                (0.18)      (0.20)      (0.26)      (0.31)         --
   From net realized gains                   (0.01)      (2.73)      (4.23)      (3.92)         --
                                          --------  ----------  ----------  ----------  ----------

      Total distributions                    (0.19)      (2.93)      (4.49)      (4.23)         --
                                          --------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD            $  12.89  $    13.94  $    16.62  $    18.58  $    19.99
                                          ========  ==========  ==========  ==========  ==========
TOTAL RETURN(a)                              (6.20)%       0.92%      13.74%      15.07%      13.26%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $744,813  $1,287,842  $1,343,460  $1,543,655  $1,370,535
   Net expenses to average daily net
     assets                                   0.44%       0.44%       0.44%       0.44%       0.44%*
   Net investment income to average
     daily net assets                         1.36%       1.31%       1.32%       1.41%       1.67%*
   Portfolio turnover rate                      69%         81%         90%         71%         60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.02%       0.02%       0.02%       0.22%       0.20%*

(1)  Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*    Annualized.
** The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

14            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS V SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                   JULY 2, 2001
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  14.00
                                                                     --------

Income from investment operations:
   Net investment income                                                 0.13+
   Net realized and unrealized loss                                     (1.10)
                                                                     --------

      Total from investment operations                                  (0.97)
                                                                     --------

Less distributions to shareholders:
   From net investment income                                           (0.14)
   From net realized gains                                              (0.01)
                                                                     --------

      Total distributions                                               (0.15)
                                                                     --------
NET ASSET VALUE, END OF PERIOD                                       $  12.88
                                                                     ========
TOTAL RETURN(a)                                                         (6.96)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $445,738
   Net expenses to average daily net assets                              0.42%*
   Net investment income to average daily net assets                     1.46%*
   Portfolio turnover rate                                                 69%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                   0.02%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*    Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not Annualized.

              See accompanying notes to the financial statements.             15

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

      Throughout the year ended February 28, 2002, the Fund offered three classes of shares: Class II, Class III, and Class IV. Effective July 2, 2001, the Fund began to offer a fourth class of shares: Class V. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $63,527,856, collateralized by cash in the amount of $67,738,808, which was invested in short-term instruments.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002 the Fund held no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $38,534,333.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $10,942,516 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $170,941,294 expiring in 2010.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated
           Undistributed       Accumulated
          Net Investment      Undistributed        Paid In
              Income          Realized Gain        Capital
         -----------------  -----------------  ---------------
             $(56,588)           $56,588          $      --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund ceased charging a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. This fee was allocated relative to each class' net assets on the share transaction date. For the period from March 1, 2000 through April 7, 2000, the Fund received $34,551 in purchase premiums. There was no premium for cash redemptions, reinvested distributions or in-kind transactions.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, .105% for Class IV shares, and .085% for Class V shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $35,159. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $1,822,856,179 and $1,941,867,497, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $2,801,636,798    $229,949,234     $(338,414,239)   $(108,465,005)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 15.5% of the outstanding shares of the Fund were held by one shareholder.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended               Year Ended
                                                          February 28, 2002        February 28, 2001
                                                        ----------------------  ------------------------
                                                         Shares      Amount       Shares       Amount
                                                        ---------  -----------  ----------  ------------
         Class II:
         Shares sold                                    5,999,733  $78,192,785   2,367,274  $ 36,668,811
         Shares issued to shareholders in reinvestment
           of distributions                                84,554    1,110,236   1,196,845    18,041,737
         Shares repurchased                              (600,687)  (7,945,300) (1,073,343)  (16,858,321)
                                                        ---------  -----------  ----------  ------------
         Net increase                                   5,483,600  $71,357,721   2,490,776  $ 37,852,227
                                                        =========  ===========  ==========  ============

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
                                                        -----------  -------------  -----------  -------------
         Class III:
         Shares sold                                     14,080,984  $ 183,397,230    6,981,755  $ 119,445,347
         Shares issued to shareholders in reinvestment
           of distributions                               1,022,084     13,448,177   18,301,871    277,419,199
         Shares repurchased                             (22,459,839)  (301,163,074) (13,115,531)  (223,337,930)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                         (7,356,771) $(104,317,667)  12,168,095  $ 173,526,616
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
                                                        -----------  -------------  -----------  -------------
         Class IV:
         Shares sold                                     12,510,519  $ 150,062,926      877,609  $  15,607,135
         Shares issued to shareholders in reinvestment
           of distributions                                 951,389     12,473,256   16,132,896    244,599,439
         Shares repurchased                             (48,070,262)  (658,451,396)  (5,440,135)   (85,916,332)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                        (34,608,354) $(495,915,214)  11,570,370  $ 174,290,242
                                                        ===========  =============  ===========  =============

                                                                   Period from July 2, 2001
                                                                       (commencement of
                                                                         operations)
                                                                  through February 28, 2002
                                                                  --------------------------
                                                                    Shares        Amount
                                                                  -----------  -------------
         Class V:
         Shares sold                                               34,374,438  $ 475,050,242
         Shares issued to shareholders in reinvestment of
           distributions                                              371,986      4,873,176
         Shares repurchased                                          (135,722)    (1,787,461)
                                                                  -----------  -------------
         Net increase                                              34,610,702  $ 478,135,957
                                                                  ===========  =============

      The Fund's Class V was started with an initial transfer of paid in capital of $446,606,316 from Class IV. This transfer is included in the transaction amounts above.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

         Number of                                       Contract     Net Unrealized
         Contracts        Type        Expiration Date      Value       Appreciation
         ---------  ----------------  ---------------  -------------  --------------

           Buys
             584    S&P 500           March 2002       $161,607,400      $578,984
                                                                         ========

      At February 28, 2002 the Fund had sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. CORE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Domestic Bond Fund returned +6.6% for the fiscal year ended February 28, 2002, as compared with the +6.6% return of the Lehman Brothers Government Bond Index.

The Federal Reserve cut short-term interest rates by 3.75% over the 12-month period in response to growing signs that U.S. economic growth had slowed. The yield curve steepened significantly over the period, as 3-month rates fell by more than 300 basis points while 10-year interest rates remained unchanged. While 10-year swap spreads narrowed from 89 to 67 basis points, credit quality deteriorated on many of the high quality, but less liquid sectors of the U.S. bond market as economic activity slowed.

At fiscal year end, approximately 92% of the portfolio was AAA-rated and the remaining 8% AA- or A-rated. Approximately 60% of the Fund was invested in U.S. government agency issues that generally offer higher yields than U.S. Treasury securities with similar maturities. Approximately 32% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card, and healthcare receivables. The remainder of the Fund was split between corporates (6%), cash (1%), and treasuries (1%). The Fund's exposure to these assets is achieved both directly and indirectly through its investment in the GMO Alpha LIBOR Fund.

Yield to maturity for the Fund is currently approximately 35 basis points higher than the benchmark. The Fund's duration is designed to match the benchmark.

OUTLOOK

The Fund will continue to focus on high credit quality, but less liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         DOMESTIC BOND FUND-III
As Of: 2/28/2002
Date                                      GMO Domestic  Lehman Brothers Gov't.
                                             Bond Fund              Bond Index
2/28/1994
8/18/1994                                    10,000.00               10,000.00
9/30/1994                                     9,890.00                9,926.79
12/31/1994                                    9,939.37                9,962.39
3/31/1995                                    10,377.27               10,431.17
6/30/1995                                    11,036.28               11,078.35
9/30/1995                                    11,272.34               11,274.81
12/31/1995                                   11,784.75               11,789.70
3/31/1996                                    11,505.75               11,523.34
6/30/1996                                    11,559.90               11,578.27
9/30/1996                                    11,784.61               11,773.06
12/31/1996                                   12,142.85               12,116.43
3/31/1997                                    12,035.18               12,018.01
6/30/1997                                    12,472.01               12,434.62
9/30/1997                                    12,876.26               12,851.53
12/31/1997                                   13,352.15               13,278.19
3/31/1998                                    13,509.85               13,478.33
6/30/1998                                    13,898.91               13,833.52
9/30/1998                                    14,662.28               14,598.59
12/31/1998                                   14,426.77               14,586.31
3/31/1999                                    14,191.71               14,378.22
6/30/1999                                    14,190.52               14,255.36
9/30/1999                                    14,185.14               14,350.03
12/31/1999                                   14,168.29               14,260.45
3/31/2000                                    14,700.58               14,737.88
6/30/2000                                    14,912.88               14,968.87
9/30/2000                                    15,386.43               15,380.99
12/31/2000                                   16,188.59               16,149.04
3/31/2001                                    16,637.81               16,554.86
6/30/2001                                    16,669.42               16,515.57
9/30/2001                                    17,561.99               17,419.57
12/31/2001                                   17,392.93               17,316.75
2/28/2002                                    17,703.84               17,589.66
Average Annual Returns (%)
Inception                                    8/18/1994
1yr                                                5yr  10 Year/Inception Date
6.62                                              7.77                    7.87
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Each performance figure assumes purchase
at the beginning and redemption at the
end of the stated period. Past
performance is not indicative of future
performance. Information is unaudited.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 59.4%
               CORPORATE DEBT -- 3.5%
    5,000,000  Bank Austria AG, 144A, 7.25%, due 02/15/17                  5,352,000
                                                                        ------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 3.7%
   24,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)            5,802,595
                                                                        ------------
               U.S. GOVERNMENT -- 0.8%
    1,185,349  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09(b)                                               1,237,764
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 51.4%
   10,000,000  Agency for International Development Floater (Support
                 of India), Variable Rate, 3 mo. LIBOR + .10%, 1.96%,
                 due 02/01/27                                              9,867,500
    6,500,000  Agency for International Development Floater (Support
                 of Jamaica), Variable Rate, 6 mo. LIBOR + .30%,
                 2.35%, due 12/01/14                                       6,508,125
    5,502,585  Agency for International Development Floater (Support
                 of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill
                 + .75%, 2.64%, due 03/30/19                               5,484,701
   20,000,000  Agency for International Development Floater (Support
                 of Morocco), Variable Rate, 6 mo. LIBOR - .015%,
                 2.02%, due 02/01/25                                      19,575,000
   23,750,000  Agency for International Development Floater (Support
                 of Portugal), Variable Rate, 6 mo. LIBOR, 2.09%, due
                 01/01/21                                                 23,779,688
    7,297,500  Agency for International Development Floater (Support
                 of Sri Lanka), Variable Rate, 6 mo. LIBOR + .20%,
                 2.25%, due 06/15/12                                       7,270,134
    7,333,336  Agency for International Development Floater (Support
                 of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill
                 x 115%, 2.25%, due 01/01/12                               7,219,669
                                                                        ------------
                                                                          79,704,817
                                                                        ------------

               TOTAL DEBT OBLIGATIONS (COST $90,773,152)                  92,097,176
                                                                        ------------
               MUTUAL FUND -- 34.3%
    2,070,825  GMO Alpha LIBOR Fund                                       53,137,368
                                                                        ------------

               TOTAL MUTUAL FUND (COST $54,169,005)                       53,137,368
                                                                        ------------

              See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PREFERRED STOCKS -- 4.5%
               BANKING AND FINANCIAL SERVICES -- 4.5%
       10,000  Home Ownership Funding 2 Preferred 144A, 13.338%            7,016,000
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $7,708,559)                    7,016,000
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.6%
               COMMERCIAL PAPER -- 0.6%
$     900,000  Hanover Funding, 1.90%, 3/01/02                               899,953
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $899,953)                  899,953
                                                                        ------------
               TOTAL INVESTMENTS -- 98.8%
               (Cost $153,550,669)                                       153,150,497

               Other Assets and Liabilities (net) -- 1.2%                  1,849,921
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $155,000,418
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2002, which are subject to change based on the terms of the security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $153,550,669) (Note 1)         $153,150,497
   Cash                                                             18,740
   Interest receivable                                             538,196
   Net receivable for open swap contracts (Notes 1 and 6)        1,532,641
                                                              ------------
      Total assets                                             155,240,074
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                              49,854
   Payable to affiliate for (Note 2):
      Management fee                                                 1,568
      Shareholder service fee                                       17,724
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                133,044
   Accrued expenses                                                 37,466
                                                              ------------
      Total liabilities                                            239,656
                                                              ------------
NET ASSETS                                                    $155,000,418
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $154,535,685
   Accumulated undistributed net investment income                 409,323
   Accumulated net realized loss                                (1,086,788)
   Net unrealized appreciation                                   1,142,198
                                                              ------------
                                                              $155,000,418
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $155,000,418
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    16,006,804
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.68
                                                              ============

              See accompanying notes to the financial statements.              3

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $ 3,953,976
   Dividends from investment company shares                     3,592,474
                                                              -----------
      Total income                                              7,546,450
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        163,964
   Audit fees                                                      43,916
   Custodian and transfer agent fees                               26,705
   Legal fees                                                       8,913
   Trustees fees (Note 2)                                           2,461
   Registration fees                                                1,635
   Miscellaneous                                                    4,093
   Fees reimbursed by Manager (Note 2)                            (84,907)
                                                              -----------
                                                                  166,780
   Shareholder service fee (Note 2) -- Class III                  245,946
                                                              -----------
      Net expenses                                                412,726
                                                              -----------
         Net investment income                                  7,133,724
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                                 734,848
      Closed futures contracts                                  1,566,017
      Closed swap contracts                                     3,072,464
                                                              -----------

         Net realized gain                                      5,373,329
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                (840,565)
      Open futures contracts                                       20,257
      Open swap contracts                                      (1,065,793)
                                                              -----------

         Net unrealized loss                                   (1,886,101)
                                                              -----------

      Net realized and unrealized gain                          3,487,228
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $10,620,952
                                                              ===========

4             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  7,133,724       $ 10,311,933
   Net realized gain                                          5,373,329          6,292,006
   Change in net unrealized appreciation (depreciation)      (1,886,101)         5,617,129
                                                           ------------       ------------
   Net increase in net assets from operations                10,620,952         22,221,068
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (8,152,095)        (9,784,645)
                                                           ------------       ------------
      Total distributions from net investment income         (8,152,095)        (9,784,645)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (6,876,138)                --
                                                           ------------       ------------
      Total distributions from net realized gains            (6,876,138)                --
                                                           ------------       ------------
                                                            (15,028,233)        (9,784,645)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (11,126,261)        (6,359,694)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (11,126,261)        (6,359,694)
                                                           ------------       ------------
      Total increase (decrease) in net assets               (15,533,542)         6,076,729
NET ASSETS:
   Beginning of period                                      170,533,960        164,457,231
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $409,323 and $1,398,356,
    respectively)                                          $155,000,418       $170,533,960
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2002        2001(C)         2000          1999          1998
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $   9.98      $   9.23      $   9.65      $  10.26      $  10.18
                                             --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income(d)                      0.43+         0.61+         0.60          0.68          0.67
   Net realized and unrealized gain
     (loss)                                      0.20          0.72         (0.42)        (0.15)         0.38
                                             --------      --------      --------      --------      --------

      Total from investment operations           0.63          1.33          0.18          0.53          1.05
                                             --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                   (0.50)        (0.58)        (0.58)        (0.68)        (0.70)
   From net realized gains                      (0.43)           --         (0.02)        (0.46)        (0.27)
                                             --------      --------      --------      --------      --------

      Total distributions                       (0.93)        (0.58)        (0.60)        (1.14)        (0.97)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $   9.68      $   9.98      $   9.23      $   9.65      $  10.26
                                             ========      ========      ========      ========      ========
TOTAL RETURN(a)                                  6.62%        14.91%         2.03%         5.03%        10.71%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $155,000      $170,534      $164,457      $175,071      $431,410
   Net operating expenses to average
     daily net assets                            0.25%         0.25%         0.25%         0.25%         0.25%
   Interest expense to average daily net
     assets                                        --          0.07%         0.19%         0.02%           --
   Total net expenses to average daily
     net assets(e)                               0.25%         0.32%(b)      0.44%(b)      0.27%(b)      0.25%
   Net investment income to average
     daily net assets(d)                         4.35%         6.41%         5.85%         6.21%         6.14%
   Portfolio turnover rate                         19%           65%           20%           17%           59%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.05%         0.05%         0.05%         0.19%         0.18%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/suppplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(e) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund.
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. investment grade securities. The Fund's benchmark is the Lehman Brothers Government Bond Index.

      At February 28, 2002, 34.3% of the Fund was invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2002, the total value of these securities represented 51% of net assets, all of which are U.S. Government backed securities.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures or securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future or security transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 the Fund had no written option contracts outstanding.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss. The risk associated with the purchasing put and call options is limited to the premium paid. At February 28, 2002, the Fund had no purchased option contracts outstanding.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. During the year ended February 28, 2002, the Fund did not enter into any reverse repurchase agreements.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, there were no securities on loan.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, forward swap spread lock and total return swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $12,483,179 and long-term capital gains -- $2,545,054.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $363,259 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to differing treatments for amortization of premiums and discounts on debt securities.

      The Fund elected to defer to March 1, 2002 post-October losses of $976,341.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed
         Investment Income    Realized Gain    Paid In Capital
         -----------------  -----------------  ---------------
              $29,338            $26,018          $(55,356)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $2,461. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $   674,920  $        --
         Investments (non-U.S. Government securities)              29,581,094   43,592,766

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $153,605,323      $1,793,163       $(2,247,989)      $(454,826)

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 59.4% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                     1,276,400  $ 12,796,444   3,435,528  $ 32,732,173
         Shares issued to shareholders in reinvestment
           of distributions                              1,401,556    13,523,066     836,875     7,913,093
         Shares repurchased                             (3,761,625)  (37,445,771) (5,007,648)  (47,004,960)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                   (1,083,669) $(11,126,261)   (735,245) $ (6,359,694)
                                                        ==========  ============  ==========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

                                                                                        Net
                                                                                     Unrealized
         Number of                                                    Contract      Appreciation
         Contracts              Type               Expiration Date      Value      (Depreciation)
         ---------  -----------------------------  ---------------  -------------  --------------

           Buys
             110    U.S. Long Bond                 June 2002         $11,319,687      $ 22,570
              82    U.S. Treasury Note 10 Yr.      June 2002           8,685,594        14,904
             241    U.S. Treasury Note 5 Yr.       June 2002          25,636,375       (27,745)
                                                                                      --------
                                                                                      $  9,729
                                                                                      ========

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FUTURES CONTRACTS -- CONTINUED
      At February 28, 2002, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

      SWAP AGREEMENTS

          Notional   Expiration                                                      Net Unrealized
           Amount       Date                        Description                       Appreciation
         ----------  ----------  --------------------------------------------------  --------------

         INTEREST RATE SWAPS
          9,000,000    3/27/10   Agreement with UBS AG dated 3/23/00 to receive the    $1,133,371
                                 notional amount multiplied by 7.23% and to pay the
                                 notional amount multiplied by the 3 month LIBOR.

         TOTAL RETURN SWAPS
         50,000,000     7/1/03   Agreement with Lehman Brothers Special Financing         399,270
                                 Inc. dated 6/29/01 to receive (pay) the notional
                                 amount multiplied by the return on the Lehman
                                 Brothers US Government Index and to pay the
                                 notional amount multiplied by the 1 month LIBOR
                                 adjusted by a specified spread.+
                                                                                       ----------
                                                                                       $1,532,641
                                                                                       ==========

         +    This swap agreement is fair valued. (Note 1)

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO DOMESTIC BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 16.94% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Balanced Allocation Fund returned +4.4% for the fiscal year ended February 28, 2002. During the period, the Fund's benchmark, the GMO Global Balanced Index (48.75% S&P 500/16.25% MSCI AC World Free ex US/35% Lehman Aggregate), returned -4.8%.

Our fundamental view that the developed U.S. and international large cap equity markets were substantially overvalued continued to bear fruit during the fiscal year, as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research indicated that better long-term returns could be achieved from investments in asset classes other than large cap developed equities. These included REITs and small cap value in the U.S. and emerging market equities, small cap international equities and fixed income. By diversifying out of large cap developed equities and into other asset classes with good return potential, we aimed at constructing and managing a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight in U.S. stocks by 18% and developed international stocks by 3%. The corresponding overweight was split almost equally between fixed income funds and emerging market equities. Within the asset classes comprising the Fund's benchmark, fixed income outperformed by 12.5%, and also bested the S&P 500 by 17.2%. Emerging market equities outperformed the Fund's benchmark by 8.0%, and the S&P 500 by 12.7%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small cap value stocks and REITs, where we were overweight 8% and 9%, respectively. Both allocations added to performance, as small cap value and REITs outperformed the S&P 500 by 21.0% and 25.8%, respectively. All major asset allocation bets added to performance.

The value bias of the U.S. Core and International Intrinsic Value Funds ensured another year of strong performance in a bearish market. U.S. Core outperformed its S&P 500 benchmark by 3.4%, while International Intrinsic Value outperformed its MSCI EAFE benchmark by 8.4%. Implementation was particularly strong within emerging market equities, as the Emerging Markets Fund added 8.0% to its IFC Composite benchmark. The sole underperforming fund was the REIT Fund, which rose 13.7% against its MSCI REIT benchmark return of +16.3%.

Relative to the benchmark, the Fund's 10% overweight to fixed income was allocated to U.S. and international fixed income, and to emerging bonds. All but one of the fixed income funds performed strongly and added value relative to their benchmarks. The Inflation Indexed Bond Fund rose only 5.7% compared to its benchmark's return of +6.1%. Implementation was particularly strong within the Emerging Country Debt Fund, which outperformed its J.P. Morgan EMBI Global benchmark by 15.0%.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

As was the case last year, the following fiscal year is unlikely to be as strong a value year, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GLOBAL BALANCED ALLOCATION FUND-III (BLENDED)
As Of: 2/28/2002
Date                                                                          S&P 500 Index (50%) /
                                                             GMO Global             Lehman Brothers        GMO Global
                                               Balanced Allocation Fund  Aggregate Bond Index (50%)  Balanced Index**
2/28/1996
7/29/1996                                                     10,000.00                   10,000.00         10,000.00
9/30/1996                                                     10,620.00                   10,574.53         10,594.35
12/31/1996                                                    11,243.00                   11,174.91         11,164.60
3/31/1997                                                     11,346.53                   11,298.29         11,290.87
6/30/1997                                                     12,319.68                   12,476.28         12,623.85
9/30/1997                                                     13,182.47                   13,158.81         13,218.67
12/31/1997                                                    13,047.50                   13,548.23         13,354.49
3/31/1998                                                     13,983.54                   14,587.15         14,621.65
6/30/1998                                                     13,709.58                   15,001.59         14,943.05
9/30/1998                                                     12,628.14                   14,590.84         14,082.20
12/31/1998                                                    13,618.92                   16,121.94         15,989.23
3/31/1999                                                     13,555.87                   16,482.84         16,412.19
6/30/1999                                                     14,602.51                   16,988.76         17,050.03
9/30/1999                                                     14,157.07                   16,510.32         16,658.21
12/31/1999                                                    15,112.46                   17,701.85         18,325.17
3/31/2000                                                     15,542.66                   18,122.24         18,715.97
6/30/2000                                                     15,501.03                   18,037.53         18,463.35
9/30/2000                                                     15,862.12                   18,233.01         18,328.53
12/31/2000                                                    16,229.36                   17,891.69         17,761.60
3/31/2001                                                     16,092.08                   17,085.23         16,524.51
6/30/2001                                                     16,732.71                   17,643.05         17,029.26
9/30/2001                                                     16,031.06                   16,702.01         15,631.40
12/31/2001                                                    16,835.62                   17,592.74         16,669.11
2/28/2002                                                     17,203.00                   17,451.54         16,401.59
Average Annual Returns (%)
Inception                                                     7/29/1996
1yr                                                                 5yr      10 Year/Inception Date
4.43                                                               8.23                       10.19
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.
* Performance is linked to Class I
shares (originating share class) and
is converted to Class III shares on
June 2, 1997 (commencement date of
Class III shares).
** The GMO Global Balanced Index
is a composite benchmark computed by
GMO and comprised 48.75% by S&P 500,
16.25% by MSCI AC World Free ex-U.S.
and 35% by Lehman Brothers Aggregate
Bond Index.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES/
 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------------
                  MUTUAL FUNDS -- 100.0%
       1,459,646  GMO Core Plus Bond Fund, Class III                           15,165,721
         479,335  GMO Currency Hedged International Bond Fund, Class III        4,333,188
         539,162  GMO Currency Hedged International Equity Fund, Class
                    III                                                         3,849,616
       2,384,720  GMO Domestic Bond Fund, Class III                            23,084,087
         425,952  GMO Emerging Country Debt Fund, Class III                     3,961,353
         838,735  GMO Emerging Markets Fund, Class III                          8,253,148
         554,753  GMO Evolving Countries Fund, Class III                        5,353,370
         733,164  GMO Inflation Indexed Bond Fund, Class III                    7,925,504
         498,262  GMO International Bond Fund, Class III                        4,509,269
         183,788  GMO Value Fund, Class III                                     1,621,014
         544,419  GMO International Intrinsic Value Fund, Class III             9,527,334
         390,356  GMO International Small Companies Fund, Class III             4,075,321
       1,026,768  GMO REIT Fund, Class III                                     11,469,002
         758,004  GMO Small Cap Value Fund, Class III                          11,301,840
       1,278,315  GMO U.S. Core Fund, Class III                                16,490,264
                                                                           --------------
                  TOTAL MUTUAL FUNDS (COST $133,395,164)                      130,920,031
                                                                           --------------
                  SHORT-TERM INVESTMENTS -- 0.0%
                  REPURCHASE AGREEMENTS -- 0.0%
$          8,915  Salomon Smith Barney Inc. Repurchase Agreement, dated
                  2/28/02, due 3/01/02, with a maturity value of $8,915,
                  and an effective yield of 1.02%, collateralized by a
                  U.S. Treasury Bond with a rate of 11.25%, maturity date
                  of 2/15/15 and market value, including accrued interest
                  of $15,553.                                                       8,915
                                                                           --------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $8,915)                        8,915
                                                                           --------------
                  TOTAL INVESTMENTS -- 100.0%
                  (Cost $133,404,079)                                         130,928,946

                  Other Assets and Liabilities (net) -- (0.0%)                     (2,879)
                                                                           --------------
                  TOTAL NET ASSETS -- 100.0%                               $  130,926,067
                                                                           ==============

              See accompanying notes to the financial statements.              1

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $133,404,079) (Note 1)         $130,928,946
   Receivable for Fund shares sold                                   7,186
   Receivable for expenses reimbursed by Manager (Note 2)            3,640
                                                              ------------
      Total assets                                             130,939,772
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 13,705
                                                              ------------
      Total liabilities                                             13,705
                                                              ------------
NET ASSETS                                                    $130,926,067
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $138,252,066
   Undistributed net investment income                              12,274
   Accumulated net realized loss                                (4,863,140)
   Net unrealized depreciation                                  (2,475,133)
                                                              ------------
                                                              $130,926,067
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $130,926,067
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    12,154,363
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.77
                                                              ============

2             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $4,661,730
   Interest                                                        1,590
                                                              ----------
      Total income                                             4,663,320
                                                              ----------
EXPENSES:
   Audit fees                                                     16,656
   Custodian and transfer agent fees                              16,387
   Legal fees                                                      5,282
   Trustees fees (Note 2)                                          1,550
   Registration fees                                               1,095
   Miscellaneous                                                   3,991
   Fees reimbursed by Manager (Note 2)                           (43,449)
                                                              ----------
                                                                   1,512
      Net expenses                                                 1,512
                                                              ----------
                                                              ----------
            Net investment income                              4,661,808
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (1,992,943)
      Realized gain distributions from investment company
      shares                                                   1,438,071
                                                              ----------

         Net realized loss                                      (554,872)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                1,302,323
                                                              ----------

      Net realized and unrealized gain                           747,451
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $5,409,259
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,661,808       $  5,031,758
   Net realized gain (loss)                                    (554,872)         2,887,189
   Change in net unrealized appreciation (depreciation)       1,302,323          4,019,066
                                                           ------------       ------------
   Net increase in net assets from operations                 5,409,259         11,938,013
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (5,364,302)        (8,823,176)
                                                           ------------       ------------
      Total distributions from net investment income         (5,364,302)        (8,823,176)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --         (2,452,875)
                                                           ------------       ------------
      Total distributions from net realized gains                    --         (2,452,875)
                                                           ------------       ------------
                                                             (5,364,302)       (11,276,051)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              18,176,615         (7,032,056)
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       18,176,615         (7,032,056)
                                                           ------------       ------------
      Total increase (decrease) in net assets                18,221,572         (6,370,094)
NET ASSETS:
   Beginning of period                                      112,704,495        119,074,589
                                                           ------------       ------------
   End of period (including undistributed net
    investment income of $12,274 and $0, respectively)     $130,926,067       $112,704,495
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2002          2001          2000          1999         1998*
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.80      $  10.78      $  10.51      $  11.87      $  11.56
                                             --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income(b)                      0.43+         0.47          0.44          0.31          0.17+
   Net realized and unrealized gain
     (loss)                                      0.04          0.60          0.91         (0.54)         1.30
                                             --------      --------      --------      --------      --------

      Total from investment operations           0.47          1.07          1.35         (0.23)         1.47
                                             --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                   (0.50)        (0.82)        (0.43)        (0.57)        (0.33)
   From net realized gains                         --         (0.23)        (0.65)        (0.56)        (0.83)
                                             --------      --------      --------      --------      --------

      Total distributions                       (0.50)        (1.05)        (1.08)        (1.13)        (1.16)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $  10.77      $  10.80      $  10.78      $  10.51      $  11.87
                                             ========      ========      ========      ========      ========
TOTAL RETURN(a)                                  4.43%        10.12%        12.77%        (2.27)%       13.31%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $130,926      $112,704      $119,075      $127,600      $115,280
   Net expenses to average daily net
     assets(c)                                   0.00%(d)      0.00%         0.00%         0.00%         0.00%**
   Net investment income to average
     daily net assets(b)                         4.00%         4.13%         4.18%         2.50%         1.91%**
   Portfolio turnover rate                         16%           26%           26%           10%           18%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.04%         0.04%         0.04%         0.05%         0.11%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(c) Net expenses excludes expenses incurred indirectly through investment in underlying funds. See Note 1.
(d)  Net expenses to average daily net assets were less than 0.01%.
+    Computed using averge shares outstanding throughout the period.
++   Not annualized.
*    Period from June 2, 1997 (commencement of operations) to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              5

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Balanced Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds"in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO Global Balanced Index, a benchmark of the Fund's manager, through investment to varying extents in other funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $5,364,302.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $12,274 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $340,106 expiring in 2010.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

         Accumulated Undistributed  Accumulated Undistributed      Paid In
           Net Investment Income          Realized Gain            Capital
         -------------------------  -------------------------  ---------------
                 $714,768                   $(714,768)            $     --

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .35% of the amount invested. In the case of cash redemptions, the fee was .11% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 through October 13, 2000, the Fund received $5,502 in purchase premiums and $12,474 in redemption fees. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .52% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $1,550. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002 aggregated $37,906,801 and $18,982,000, respectively.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $137,927,115      $5,875,720       $(12,873,889)    $(6,998,169)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 22.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended               Year Ended
                                                          February 28, 2002        February 28, 2001
                                                        ----------------------  ------------------------
                                                         Shares      Amount       Shares       Amount
         Class III:                                     ---------  -----------  ----------  ------------
         Shares sold                                    1,956,453  $20,845,851     792,332  $  8,549,935
         Shares issued to shareholders
           in reinvestment of distributions               472,191    4,972,168     965,204    10,352,211
         Shares repurchased                              (713,698)  (7,641,404) (2,369,072)  (25,934,202)
                                                        ---------  -----------  ----------  ------------
         Net increase (decrease)                        1,714,946  $18,176,615    (611,536) $ (7,032,056)
                                                        =========  ===========  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BALANCED ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Equity Allocation Fund returned -4.3% for the fiscal year ended February 28, 2002. During the period, the Fund's benchmark, the MSCI AC World Free ex US, returned -17.2%.

Our fundamental view that the developed U.S. and international large cap equity markets were substantially overvalued continued to bear fruit during the fiscal year, as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research indicated that better long-term returns could be achieved from investments in asset classes other than large cap developed equities. These included small cap international equities, emerging market equities, and international fixed income. By diversifying out of large cap developed equities and into other asset classes with good return potential, we aimed at constructing and managing a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and implementation added to performance. Relative to the benchmark, the Fund was underweight international stocks by 30%. The corresponding overweight was split roughly 3:1 between emerging market equities and fixed income funds. Within the asset classes comprising the Fund's benchmark, emerging market equities outperformed the MSCI AC World Free ex US by 20.4%, while fixed income outperformed by an average 24.9%. Within international stocks, we tilted the portfolio towards the most attractively valued sectors including international small, where the Fund was overweight 6.5%. As the value/growth spread narrowed we allocated 14% to the International Growth Fund when it came on line at the end of November. Both allocations added to performance, as small outperformed the MSCI EAFE benchmark by 5.5%, and international growth by 5.2% (since inception). All major asset allocation bets added to performance.

The value bias of the International Intrinsic Value Fund ensured another year of strong performance in a bearish market, as it outperformed its MSCI EAFE benchmark by 8.4%. In addition, the International Small Companies Fund and the International Growth Fund outperformed their respective benchmarks 5.9% and 5.2% (since inception). Implementation was particularly strong within emerging market equities as the Emerging Markets Fund added 8.0% to its IFC Composite benchmark.

Relative to the benchmark, the Fund's 7% overweight to fixed income was allocated to U.S. and international fixed income, and to emerging bonds. All but one of the fixed income funds performed strongly and added value relative to their benchmarks. The Inflation Indexed Bond Fund rose 5.7% compared to its benchmark's return of +6.1%. Implementation was particularly strong within the Emerging Country Debt Fund, which outperformed its J.P. Morgan EMBI Global benchmark by 15.0%.

OUTLOOK

As was the case last year, the following fiscal year is unlikely to be as strong a value year, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INT'L. EQUITY ALLOCATION FUND-III
As Of: 2/28/2002
Date                                                               GMO International  MSCI All Country World
                                                              Equity Allocation Fund      Free ex-U.S. Index
2/28/1996
10/11/1996                                                                 10,000.00               10,000.00
12/31/1996                                                                 10,268.26               10,186.87
3/31/1997                                                                  10,389.42               10,161.77
6/30/1997                                                                  11,288.02               11,480.76
9/30/1997                                                                  11,578.18               11,375.24
12/31/1997                                                                 10,446.90               10,394.99
3/31/1998                                                                  11,868.47               11,814.88
6/30/1998                                                                  11,019.94               11,639.77
9/30/1998                                                                   9,266.22                9,880.11
12/31/1998                                                                 10,654.77               11,897.85
3/31/1999                                                                  10,753.65               12,179.99
6/30/1999                                                                  12,348.16               12,748.55
9/30/1999                                                                  12,320.94               13,181.37
12/31/1999                                                                 13,506.79               15,574.96
3/31/2000                                                                  13,199.23               15,696.99
6/30/2000                                                                  13,071.08               15,056.65
9/30/2000                                                                  12,454.16               13,828.95
12/31/2000                                                                 12,625.67               13,225.46
3/31/2001                                                                  11,886.86               11,481.66
6/30/2001                                                                  12,414.58               11,447.27
9/30/2001                                                                  11,062.74                9,750.82
12/31/2001                                                                 11,902.26               10,616.50
2/28/2002                                                                  12,213.70               10,233.19
Average Annual Returns (%)
Inception                                                                 10/11/1996
1yr                                                                              5yr  10 Year/Inception Date
-4.26                                                                           3.05                    3.78
Performance shown is net of all fees after reimbursement
from the manager. Returns and net asset values of fund
investments will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their
original cost. The total returns would have been lower
had certain expenses not been reimbursed during the
periods shown and do not include the effect of taxes on
distributions and redemptions. Past performance is not
indicative of future performance. Information is unaudited.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES/
    PAR VALUE ($)          DESCRIPTION                                                        VALUE ($)
------------------------------------------------------------------------------------------------------------
                           MUTUAL FUNDS -- 100.0%
              256,611      GMO Emerging Country Debt Fund, Class III                               2,386,482
              824,383      GMO Emerging Markets Fund, Class III                                    8,111,929
              984,293      GMO Evolving Countries Fund, Class III                                  9,498,428
               86,258      GMO Inflation Indexed Bond Fund, Class III                                932,449
              121,047      GMO International Bond Fund, Class III                                  1,095,474
              433,528      GMO International Growth Fund Class III*                                8,518,828
            1,766,393      GMO International Intrinsic Value Fund, Class III                      30,911,879
              406,795      GMO International Small Companies Fund, Class III                       4,246,944
                                                                                         -------------------
                           TOTAL MUTUAL FUNDS (COST $66,759,706)                                  65,702,413
                                                                                         -------------------
                           SHORT-TERM INVESTMENTS -- 0.0%
                           REPURCHASE AGREEMENTS -- 0.0%
$              19,526      Salomon Smith Barney Inc. Repurchase Agreement, dated
                           2/28/02, due 3/01/02, with a maturity value of $19,527
                           and an effective yield of 1.02%, collateralized by a
                           U.S. Treasury Bond with a rate of 7.125%, maturity date
                           of 2/15/23 and a market value, including accrued
                           interest of $23,721.                                                       19,526
                                                                                         -------------------

                           TOTAL SHORT-TERM INVESTMENTS (COST $19,526)                                19,526
                                                                                         -------------------
                           TOTAL INVESTMENTS -- 100.0%
                           (Cost $66,779,232)                                                     65,721,939

                           Other Assets and Liabilities (net) -- (0.0%)                              (10,027)
                                                                                         -------------------
                           TOTAL NET ASSETS -- 100.0%                                    $        65,711,912
                                                                                         ===================

                           NOTES TO THE SCHEDULE OF INVESTMENTS:

*                       Non-income producing security.

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $66,779,232) (Note 1)          $65,721,939
   Receivable for expenses reimbursed by Manager (Note 2)           2,240
                                                              -----------
      Total assets                                             65,724,179
                                                              -----------

LIABILITIES:
   Accrued expenses                                                12,267
                                                              -----------
      Total liabilities                                            12,267
                                                              -----------
NET ASSETS                                                    $65,711,912
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $72,794,415
   Accumulated undistributed net investment income              1,874,990
   Accumulated net realized loss                               (7,900,200)
   Net unrealized depreciation                                 (1,057,293)
                                                              -----------
                                                              $65,711,912
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $65,711,912
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    7,286,128
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.02
                                                              ===========

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 1,880,650
   Interest                                                           558
                                                              -----------
      Total income                                              1,881,208
                                                              -----------
EXPENSES:
   Audit fees                                                      16,656
   Custodian and transfer agent fees                               10,084
   Legal fees                                                       3,091
   Registration fees                                                1,545
   Trustees fees (Note 2)                                             822
   Miscellaneous                                                    2,544
   Fees reimbursed by Manager (Note 2)                            (33,986)
                                                              -----------
      Net expenses                                                    756
                                                              -----------
            Net investment income                               1,880,452
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (4,472,917)
      Realized gain distributions from investment company
      shares                                                        4,447
                                                              -----------

         Net realized loss                                     (4,468,470)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (1,997,367)
                                                              -----------

      Net realized and unrealized loss                         (6,465,837)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,585,385)
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,880,452        $ 1,237,844
   Net realized gain (loss)                                  (4,468,470)         4,187,476
   Change in net unrealized appreciation (depreciation)      (1,997,367)        (4,965,791)
                                                            -----------        -----------
   Net increase (decrease) in net assets from
    operations                                               (4,585,385)           459,529
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (1,638,687)        (2,346,059)
                                                            -----------        -----------
      Total distributions from net investment income         (1,638,687)        (2,346,059)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              (1,039,236)        (1,185,098)
                                                            -----------        -----------
   Decrease in net assets resulting from net share
    transactions                                             (1,039,236)        (1,185,098)
                                                            -----------        -----------
      Total decrease in net assets                           (7,263,308)        (3,071,628)
NET ASSETS:
   Beginning of period                                       72,975,220         76,046,848
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $1,874,990 and $1,414,514,
    respectively)                                           $65,711,912        $72,975,220
                                                            ===========        ===========

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                      YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------------
                                           2002       2001       2000       1999       1998
                                          -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.67    $  9.87    $  8.28    $ 10.18    $ 10.41
                                          -------    -------    -------    -------    -------

Income from investment operations:
   Net investment income(a)                  0.25+      0.16+      0.22+      0.19+      0.33+
   Net realized and unrealized gain
     (loss)                                 (0.66)     (0.06)      1.73      (1.01)      0.31
                                          -------    -------    -------    -------    -------

      Total from investment operations      (0.41)      0.10       1.95      (0.82)      0.64
                                          -------    -------    -------    -------    -------

Less distributions to shareholders:
   From net investment income               (0.24)     (0.30)     (0.08)     (0.50)     (0.29)
   From net realized gains                     --         --      (0.28)     (0.58)     (0.58)
                                          -------    -------    -------    -------    -------

      Total distributions                   (0.24)     (0.30)     (0.36)     (1.08)     (0.87)
                                          -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD            $  9.02    $  9.67    $  9.87    $  8.28    $ 10.18
                                          =======    =======    =======    =======    =======
TOTAL RETURN(b)                             (4.26)%     0.87%     23.58%     (8.77)%     6.73%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $65,712    $72,975    $76,047    $90,161    $85,876
   Net expenses to average daily net
     assets(c)                               0.00%(d)    0.00%     0.00%      0.00%      0.00%
   Net investment income to average
     daily net assets(a)                     2.83%      1.62%      2.24%      2.06%      3.13%
   Portfolio turnover rate                     50%        14%         8%        36%        16%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.05%      0.05%      0.04%      0.05%      0.09%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b) The total returns would have been lower had cetain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See note 1.
(d)  Net expenses to average daily net assets was less than 0.01%.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the MSCI All Country World Free ex-U.S. Index through investment to varying extents in other Funds of the Trust. The Fund will pursue its objective by investing in Class III shares of international equity and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $1,638,687.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $1,874,990 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $180,039 and $3,610,151 expiring in 2008 and 2010, respectively. The Fund elected to defer to March 1, 2002 post-October losses of $1,389,463.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed
         Investment Income    Realized Gain    Paid In Capital
         -----------------    -------------    ---------------
             $218,711            $(1,003)         $(217,708)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Non cash dividends, if any, are recorded at fair market value of the securities received. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .80% of the amount invested. In the case of cash redemptions, the fee was .11% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 through October 13, 2000, the Fund received $24,007 in purchase premiums and $2,538 in redemption fees. There was no premium for reinvested distributions or in-kind transactions.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statements of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .82% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $822. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $33,222,097 and $34,028,000, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $69,499,781         $4,095,169         $(7,873,011)       $(3,777,842)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 41.5% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        Year Ended                   Year Ended
                                                    February 28, 2002            February 28, 2001
                                                --------------------------    ------------------------
                                                  Shares         Amount        Shares        Amount
         Class III:                             ----------    ------------    ---------    -----------
         Shares sold                             1,898,333    $ 17,425,743      410,487    $ 4,004,840
         Shares issued to shareholders
           in reinvestment of distributions        179,905       1,624,546      226,831      2,275,120
         Shares repurchased                     (2,340,194)    (20,089,525)    (792,889)    (7,465,058)
                                                ----------    ------------    ---------    -----------
         Net decrease                             (261,956)   $ (1,039,236)    (155,571)   $(1,185,098)
                                                ==========    ============    =========    ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of        During Past        Overseen       Directorships
       and Age         Held with Fund    Time Served        Five Years       by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administraion,                      Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
 Name, Address, and     Position(s)       Length of      During Past Five     Overseen       Directorships
         Age           Held with Fund    Time Served          Years          by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President-       Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van
40 Rowes Wharf         and Chairman     1985            Otterloo & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                           Term of          Principal
                                        Office(3) and     Occupation(s)
   Name, Address,       Position(s)       Length of           During
       and Age         Held with Fund    Time Served     Past Five Years
---------------------  --------------   -------------   ------------------
Susan Randall Harbert  Chief            Since May       Member, Grantham,
c/o GMO Trust          Financial        1995            Mayo, Van
40 Rowes Wharf         Officer and                      Otterloo & Co.
Boston, MA 02110       Treasurer of                     LLC.
Age: 44                the Trust
Brent Arvidson         Assistant        Since           Senior Fund
c/o GMO Trust          Treasurer of     September       Administrator --
40 Rowes Wharf         the Trust        1998            Grantham, Mayo,
Boston, MA 02110                                        Van Otterloo & Co.
Age: 32                                                 LLC (September
                                                        1997 - present);
                                                        Senior Financial
                                                        Reporting Analyst,
                                                        John Hancock Funds
                                                        (1996 - 1997)
Scott Eston            Chief            Since           Member, Grantham,
c/o GMO Trust          Financial        September       Mayo, Van
40 Rowes Wharf         Officer and      1997            Otterloo & Co.
Boston, MA 02110       Vice President                   LLC: Senior
Age: 46                of the Trust                     Partner, Coopers &
                                                        Lybrand (1987 -
                                                        1997).
William R. Royer,      Vice President   Since May       General Counsel
Esq.                   and Clerk of     1995            and Member,
c/o GMO Trust          the Trust                        Grantham, Mayo,
40 Rowes Wharf                                          Van Otterloo & Co.
Boston, MA 02110                                        LLC
Age: 36
Elaine M. Hartnett,    Vice President   Since August    Associate General
Esq.                   and Secretary    1999            Counsel, Grantham,
c/o GMO Trust          of the Trust                     Mayo, Van
40 Rowes Wharf                                          Otterloo & Co. LLC
Boston, MA 02110                                        (June 1999 -
Age: 57                                                 present);
                                                        Associate/ Junior
                                                        Partner, Hale and
                                                        Dorr LLP (1991 -
                                                        1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO World Equity Allocation Fund returned +0.5% for the fiscal year ended February 28, 2002. During the period, the Fund's MSCI AC World Free benchmark returned -13.9%.

Our fundamental view that the developed U.S. and international large cap equity markets were substantially overvalued continued to bear fruit during the fiscal year, as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research indicated that better long-term returns could be achieved from investments in asset classes other than large cap developed equities. These included REITs and small cap value in the U.S. and emerging market equities, small cap international equities and fixed income. By diversifying out of large cap developed equities and into other asset classes with good return potential, we aimed at constructing and managing a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight in U.S. stocks by 17% and developed international stocks by 14%. The corresponding overweight was split approximately 3:2 between emerging market equities and fixed income funds. Within the asset classes comprising the Fund's benchmark, emerging market equities outperformed by 17.0% and the S&P 500 by 12.7%. Fixed income funds outperformed the benchmark by an average 21.6%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small cap value stocks and REITs, where we were overweight 10% and 8%, respectively. Both allocations added to performance, as small cap value and REITs outperformed the S&P 500 Index by 21.0% and 25.8%, respectively. Within international stocks the portfolio was tilted towards the small cap sector, which continued to offer greatest value by outperforming the MSCI EAFE index by 5.5%. All major asset allocation bets added to performance.

The value bias of the International Intrinsic Value and the U.S. Core Funds ensured their performance was again strong in a bearish market. International Intrinsic Value outperformed its MSCI EAFE benchmark by 8.4%, while U.S. Core outperformed its S&P 500 benchmark by 3.4%. Strong implementation within Emerging Market Equities added 8.0% to its IFC Composite benchmark. The sole fund to underperform its benchmark was the REIT Fund, which rose 13.7% against its MSCI REIT benchmark return of +16.3%.

Relative to the benchmark, the Fund's 10% overweight to fixed income was allocated to U.S. and international fixed income, and to emerging bonds. All but one of the fixed income funds performed strongly and added value relative to their benchmarks. The Inflation Indexed Bond Fund rose 5.7% compared to its benchmark's return of +6.1%. Implementation was particularly strong within the Emerging Country Debt Fund, which outperformed its J.P. Morgan EMBI Global benchmark by 15.0%.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

As was the case last year, the following fiscal year is unlikely to be as strong, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         WORLD EQUITY ALLOCATION FUND-III (BLENDED)
As Of: 2/28/2002
Date                                                                       GMO World        MSCI All Country
                                                              Equity Allocation Fund        World Free Index
2/28/1996
6/28/1996                                                                  10,000.00               10,000.00
9/30/1996                                                                   9,950.00               10,105.10
12/31/1996                                                                 10,476.33               10,533.10
3/31/1997                                                                  10,630.70               10,638.67
6/30/1997                                                                  11,690.68               12,230.93
9/30/1997                                                                  12,365.43               12,520.96
12/31/1997                                                                 11,548.30               12,112.54
3/31/1998                                                                  12,920.84               13,790.38
6/30/1998                                                                  12,222.74               13,901.56
9/30/1998                                                                  10,379.22               12,195.70
12/31/1998                                                                 11,863.83               14,773.16
3/31/1999                                                                  11,944.63               15,357.23
6/30/1999                                                                  13,627.92               16,224.04
9/30/1999                                                                  13,218.39               15,964.35
12/31/1999                                                                 14,645.29               18,734.78
3/31/2000                                                                  14,770.73               18,953.48
6/30/2000                                                                  14,551.21               18,231.19
9/30/2000                                                                  14,439.79               17,243.70
12/31/2000                                                                 14,553.87               16,123.86
3/31/2001                                                                  13,901.96               14,111.66
6/30/2001                                                                  14,672.95               14,493.17
9/30/2001                                                                  13,224.40               12,355.52
12/31/2001                                                                 14,332.11               13,511.01
2/28/2002                                                                  14,724.07               13,037.59
Average Annual Returns (%)
Inception                                                                  6/28/1996
1yr                                                                              5yr  10 Year/Inception Date
0.49                                                                            6.34                    7.06
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the
periods shown and do not include the
effect of taxes on distributions and
redemptions. Past performance is not
indicative of future performance.
Information is unaudited.
* Performance is linked to Class I shares (originating share class) and is converted to Class III shares on October 22,
1996 (commencement date of Class III shares).

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES/
    PAR VALUE ($)          DESCRIPTION                                                         VALUE ($)
------------------------------------------------------------------------------------------------------------
                           MUTUAL FUNDS -- 100.0%
               28,392      GMO Emerging Country Debt Fund, Class III                                 264,041
               75,034      GMO Emerging Markets Fund, Class III                                      738,330
               79,725      GMO Evolving Countries Fund, Class III                                    769,350
               19,201      GMO Inflation Indexed Bond Fund, Class III                                207,560
               26,203      GMO International Bond Fund, Class III                                    237,140
               15,708      GMO Value Fund, Class III                                                 138,544
              125,902      GMO International Intrinsic Value Fund, Class III                       2,203,292
               44,748      GMO International Small Companies Fund, Class III                         467,171
               54,969      GMO REIT Fund, Class III                                                  614,007
               49,147      GMO Small Cap Value Fund, Class III                                       732,779
               73,315      GMO U.S. Core Fund, Class III                                             945,764
                                                                                           -----------------
                           TOTAL MUTUAL FUNDS (COST $7,533,861)                                    7,317,978
                                                                                           -----------------
                           SHORT-TERM INVESTMENTS -- 0.1%
                           REPURCHASE AGREEMENTS -- 0.1%
$               5,026      Salomon Smith Barney Inc. Repurchase Agreement, dated
                           2/28/02, due 3/01/02, with a maturity value of $5,027 and
                           an effective yield of 1.02%, collateralized by a U.S.
                           Treasury Bond with a rate of 11.25%, maturity
                           date of 2/15/15 and market value, including accrued
                           interest of $15,553.                                                        5,026
                                                                                           -----------------

                           TOTAL SHORT-TERM INVESTMENTS (COST $5,026)                                  5,026
                                                                                           -----------------
                           TOTAL INVESTMENTS -- 100.1%
                           (Cost $7,538,887)                                                       7,323,004

                           Other Assets and Liabilities (net) -- (0.1%)                               (5,102)
                                                                                           -----------------
                           TOTAL NET ASSETS -- 100.0%                                      $       7,317,902
                                                                                           =================

              See accompanying notes to the financial statements.              1

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $7,538,887) (Note 1)             $     7,323,004
   Receivable for investments sold                                        5,000
   Receivable for expenses reimbursed by Manager (Note 2)                 1,456
                                                                ---------------
      Total assets                                                    7,329,460
                                                                ---------------

LIABILITIES:
   Accrued expenses                                                      11,558
                                                                ---------------
      Total liabilities                                                  11,558
                                                                ---------------
NET ASSETS                                                      $     7,317,902
                                                                ===============

NET ASSETS CONSIST OF:
   Paid-in capital                                              $    12,941,302
   Accumulated undistributed net investment income                      198,476
   Accumulated net realized loss                                     (5,605,993)
   Net unrealized depreciation                                         (215,883)
                                                                ---------------
                                                                $     7,317,902
                                                                ===============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                             $     7,317,902
                                                                ===============

SHARES OUTSTANDING:
   Class III                                                            846,961
                                                                ===============

NET ASSET VALUE PER SHARE:
   Class III                                                    $          8.64
                                                                ===============

2             See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                     $     199,265
   Interest                                                               260
                                                                -------------
      Total income                                                    199,525
                                                                -------------
EXPENSES:
   Audit fees                                                          17,871
   Custodian and transfer agent fees                                    2,725
   Registration fees                                                    1,003
   Legal fees                                                             184
   Trustees fees (Note 2)                                                  91
   Miscellaneous                                                        1,545
   Fees reimbursed by Manager (Note 2)                                (23,328)
                                                                -------------
      Net expenses                                                         91
                                                                -------------
            Net investment income                                     199,434
                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                    (550,251)
      Realized gain distributions from investment company
      shares                                                           35,893
                                                                -------------

         Net realized loss                                           (514,358)
                                                                -------------

   Change in net unrealized appreciation (depreciation) on
    investments                                                       249,596
                                                                -------------

      Net realized and unrealized loss                               (264,762)
                                                                -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     (65,328)
                                                                =============

              See accompanying notes to the financial statements.              3

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED           YEAR ENDED
                                                                FEBRUARY 28, 2002    FEBRUARY 28, 2001
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                           $   199,434          $   252,884
   Net realized gain (loss)                                           (514,358)             896,179
   Change in net unrealized appreciation (depreciation)                249,596             (684,100)
                                                                   -----------          -----------
   Net increase (decrease) in net assets from operations               (65,328)             464,963
                                                                   -----------          -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                       (463,488)            (432,872)
                                                                   -----------          -----------
      Total distributions from net investment income                  (463,488)            (432,872)
                                                                   -----------          -----------
   Net share transactions: (Note 5)
      Class III                                                     (3,173,880)             154,378
                                                                   -----------          -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                              (3,173,880)             154,378
                                                                   -----------          -----------
      Total increase (decrease) in net assets                       (3,702,696)             186,469
NET ASSETS:
   Beginning of period                                              11,020,598           10,834,129
                                                                   -----------          -----------
   End of period (including accumulated undistributed net
    investment income of $198,476 and $430,018,
    respectively)                                                  $ 7,317,902          $11,020,598
                                                                   ===========          ===========

4             See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED FEBRUARY 28/29,
                                                       --------------------------------------------------------
                                                         2002        2001        2000        1999        1998
                                                       --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 8.99     $  8.96     $  8.52     $ 10.39     $ 10.52
                                                        ------     -------     -------     -------     -------

Income from investment operations:
   Net investment income(a)                               0.23        0.21        0.20+       0.18+       0.29+
   Net realized and unrealized gain (loss)               (0.20)       0.18        1.69       (0.82)       1.03
                                                        ------     -------     -------     -------     -------

      Total from investment operations                    0.03        0.39        1.89       (0.64)       1.32
                                                        ------     -------     -------     -------     -------

Less distributions to shareholders:
   From net investment income                            (0.38)      (0.36)         --       (0.51)      (0.28)
   From net realized gains                                  --          --       (1.45)      (0.72)      (1.17)
                                                        ------     -------     -------     -------     -------

      Total distributions                                (0.38)      (0.36)      (1.45)      (1.23)      (1.45)
                                                        ------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                          $ 8.64     $  8.99     $  8.96     $  8.52     $ 10.39
                                                        ======     =======     =======     =======     =======
TOTAL RETURN(b)                                           0.49%       4.29%      22.45%      (6.67)%     13.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $7,318     $11,021     $10,834     $29,582     $50,952
   Net expenses to average daily net assets(c)            0.00%(d)    0.00%       0.00%       0.00%       0.00%
   Net investment income to average daily net
     assets(a)                                            2.66%       2.31%       2.24%       1.91%       2.65%
   Portfolio turnover rate                                  25%         12%         12%         17%         49%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                            0.31%       0.20%       0.19%       0.06%       0.11%

(a)                     Recognition of net investment income is affected by the
                        timing of the declaration of dividends by the underlying
                        funds in which the fund invests.
(b)                     The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)                     Net expenses exclude expenses incurred indirectly through
                        investment in underlying funds. See Note 1.
(d)                     Net expenses to average daily net assets was less than
                        0.01%.
+                       Computed using average shares outstanding throughout the
                        period.

              See accompanying notes to the financial statements.              5

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO World Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the MSCI All Country World Free Index through investment to varying extents in other Funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $463,488.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $198,476 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $4,770,690 and $654,995 expiring in 2008 and 2010, respectively.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net    Accumulated Undistributed
         Investment Income          Realized Gain          Paid In Capital
         -----------------    -------------------------    ---------------
              $32,512                  $ (9,680)              $ (22,832)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .66% of the amount invested. In the case of cash redemptions, the fee was .15% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in-capital. For the period from March 1, 2000 through October 13, 2000, the Fund did not have any purchase or redemption premiums. There was no premium for reinvested distributions or in-kind transactions.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .72% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $91. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $1,855,158 and $5,251,685, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
           $7,719,194          $420,034           $(816,224)         $(396,190)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 99.9% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                            Year Ended                Year Ended
                                                        February 28, 2002         February 28, 2001
                                                     ------------------------    --------------------
                                                      Shares        Amount        Shares      Amount
         Class III:                                  ---------    -----------    --------    --------
         Shares sold                                    90,177    $   763,787        566     $  4,833
         Shares issued to shareholders in
           reinvestment of distributions                19,848        164,333     16,452      149,545
         Shares repurchased                           (489,222)    (4,102,000)        --           --
                                                     ---------    -----------    -------     --------
         Net increase (decrease)                      (379,197)   $(3,173,880)    17,018     $154,378
                                                     =========    ===========    =======     ========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO WORLD EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                   Number of
                                                                                 Portfolios in
                                                    Term of        Principal         Fund
                                                 Office(1) and   Occupation(s)      Complex           Other
            Name, Address,       Position(s)       Length of      During Past      Overseen       Directorships
                and Age         Held with Fund    Time Served      Five Years     by Trustee     Held by Trustee
         ---------------------  --------------   -------------   --------------  -------------   ---------------

         Jay O. Light           Trustee of the   Since May       Professor of         38         Security
         c/o GMO Trust          Trust            1996            Business                        Capital Group,
         40 Rowes Wharf                                          Administraion,                  Inc
         Boston, MA 02110                                        Harvard
         Age: 60                                                 University;
                                                                 Senior
                                                                 Associate
                                                                 Dean, Harvard
                                                                 University

         Donald W. Glazer,      Trustee of the   Since           Advisory             38
         Esq.                   Trust            December 2000   Counsel,
         c/o GMO Trust                                           Goodwin
         40 Rowes Wharf                                          Procter LLP;
         Boston, MA 02110                                        Secretary and
         Age: 57                                                 Consultant,
                                                                 Provant, Inc.
                                                                 (1998 -
                                                                 present);
                                                                 Consultant --
                                                                 Business and
                                                                 Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                     Number of
                                                                                   Portfolios in
                                                    Term of         Principal          Fund
                                                 Office(1) and    Occupation(s)       Complex           Other
            Name, Address,       Position(s)       Length of     During Past Five    Overseen       Directorships
                and Age         Held with Fund    Time Served         Years         by Trustee     Held by Trustee
         ---------------------  --------------   -------------   ----------------  -------------   ---------------

         R. Jeremy Grantham(2)  President-       Since           Member,                38
         c/o GMO Trust          Quantitative     September       Grantham, Mayo,
         40 Rowes Wharf         and Chairman     1985            Van Otterloo &
         Boston, MA 02110       of the                           Co. LLC
         Age: 63                Trustees of
                                the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                                    Term of
                                                 Office(3) and   Principal Occupation(s)
            Name, Address,       Position(s)       Length of             During
                and Age         Held with Fund    Time Served        Past Five Years
         ---------------------  --------------   -------------   -----------------------
         Susan Randall Harbert  Chief            Since May       Member, Grantham, Mayo,
         c/o GMO Trust          Financial        1995            Van Otterloo & Co.
         40 Rowes Wharf         Officer and                      LLC.
         Boston, MA 02110       Treasurer of
         Age: 44                the Trust
         Brent Arvidson         Assistant        Since           Senior Fund
         c/o GMO Trust          Treasurer of     September       Administrator --
         40 Rowes Wharf         the Trust        1998            Grantham, Mayo, Van
         Boston, MA 02110                                        Otterloo & Co. LLC
         Age: 32                                                 (September 1997 -
                                                                 present); Senior
                                                                 Financial Reporting
                                                                 Analyst, John Hancock
                                                                 Funds (1996 - 1997)
         Scott Eston            Chief            Since           Member, Grantham, Mayo,
         c/o GMO Trust          Financial        September       Van Otterloo & Co.
         40 Rowes Wharf         Officer and      1997            LLC: Senior Partner,
         Boston, MA 02110       Vice President                   Coopers & Lybrand
         Age: 46                of the Trust                     (1987 - 1997).
         William R. Royer,      Vice President   Since May       General Counsel and
         Esq.                   and Clerk of     1995            Member, Grantham, Mayo,
         c/o GMO Trust          the Trust                        Van Otterloo & Co. LLC
         40 Rowes Wharf
         Boston, MA 02110
         Age: 36
         Elaine M. Hartnett,    Vice President   Since August    Associate General
         Esq.                   and Secretary    1999            Counsel, Grantham,
         c/o GMO Trust          of the Trust                     Mayo, Van Otterloo &
         40 Rowes Wharf                                          Co. LLC (June 1999 -
         Boston, MA 02110                                        present); Associate/
         Age: 57                                                 Junior Partner, Hale
                                                                 and Dorr LLP (1991 -
                                                                 1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Intrinsic Value Fund returned +2.2% for the fiscal year ended February 28, 2002 as compared to -3.9% for the Russell 1000 Value Index and -9.5% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, the best performing sectors in the Russell 1000 Value Index were consumer staples, materials & processing, multi-industry, and producer durables. Energy, the weakest performing sector, fell over 40% during the fiscal year. The technology and utility sectors also posted weak returns, falling 20% and 15%, respectively. Value stocks across all market capitalization sectors outperformed growth stocks, and small cap stocks outperformed large cap stocks by close to 10%.

The Fund's outperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund's underweight position in the weak-performing energy sector contributed 0.6% to relative performance. Overweight positions in the consumer discretionary (retail), materials & processing, and multi-industry sectors also added value. The Fund's slight overweight position in the technology sector partially offset these gains.

Good stock selection contributed significantly to the Fund's outperformance for the fiscal year. Selection was particularly strong among technology stocks, which added 2.4% to relative performance for the period. Selection among financial services, utility, consumer discretionary, producer durable, and energy stocks also added value over the benchmark.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 50% weight; price to normalized earnings, with a 30% weight; and momentum, with a 20% weight. All three disciplines have contributed to the Fund's strong relative performance, with the price to normalized earnings discipline contributing the most alpha.

OUTLOOK

Value stocks have posted a significant recovery relative to growth stocks over the past 2 years. While we believe value stocks still have further recovery potential relative to growth stocks, they are certainly closer to fair value than they were a year ago. The portfolio currently maintains overweight positions in auto & transportation and consumer discretionary stocks, and underweight positions in integrated oil and financial services companies. We believe that our approach of combining value and momentum is well suited to add value in the current volatile equity market.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       INTRINSIC VALUE FUND-III
As Of: 2/28/2002
Date                                    GMO Intrinsic            Russell 1000
                                           Value Fund             Value Index
2/28/99
8/2/1999                                    10,000.00               10,000.00
9/30/1999                                    9,290.00                9,286.60
12/31/1999                                   9,932.89                9,791.35
3/31/2000                                    9,922.81                9,838.04
6/30/2000                                    9,531.11                9,377.06
9/30/2000                                   10,469.04               10,114.42
12/31/2000                                  10,993.06               10,478.23
3/31/2001                                   10,962.15                9,864.54
6/30/2001                                   11,759.10               10,345.88
9/30/2001                                   10,545.15                9,213.16
12/31/2001                                  11,356.46                9,892.49
2/28/2002                                   11,409.63                9,832.14
Average Annual Returns (%)
Inception                                    8/2/1999
1yr                                               5yr  10 Year/Inception Date
2.16                                              N/A                    5.25
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the
periods shown and do not include the
effect of taxes on distributions and
redemptions. Past performance is not
indicative of future performance.
Information is unaudited.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.3%
               AUTO & TRANSPORTATION -- 7.4%
       11,200  AMR Corp*                                                      292,320
        1,000  ArvinMeritor Inc                                                28,190
        6,300  Autoliv Inc                                                    148,995
       19,700  Burlington Northern Santa Fe Railroad Co                       571,694
        9,500  Carnival Corp                                                  259,255
        4,800  Continental Airlines Inc, Class B*                             151,200
        7,200  CSX Corp                                                       271,728
       10,400  Dana Corp                                                      193,440
       14,400  Delphi Automotive Systems                                      230,256
        8,900  Delta Air Lines Inc                                            307,050
        1,700  Eaton Corp                                                     137,258
       55,854  Ford Motor Co                                                  831,107
       31,482  General Motors Corp                                          1,667,916
        8,400  Genuine Parts Co                                               306,852
       11,800  Goodyear Tire & Rubber Co                                      324,500
        6,200  Lear Corp*                                                     277,140
        6,300  Navistar International Corp                                    267,876
       16,700  Norfolk Southern Corp                                          397,293
          700  Northwest Airlines Corp*                                        11,158
        7,200  TRW Inc                                                        361,800
       12,400  UAL Corp                                                       158,968
                                                                        -------------
                                                                            7,195,996
                                                                        -------------
               CONSUMER DISCRETIONARY -- 12.9%
       26,000  AOL Time Warner Inc*                                           644,800
       26,200  Autonation Inc*                                                327,238
        5,800  Autozone Inc*                                                  384,888
        2,900  Barnes & Noble Inc*                                             89,871
        1,800  Bed, Bath & Beyond Inc*                                         60,120
       15,800  Big Lots Inc                                                   199,080
        2,000  Black and Decker Corp                                           97,000
       12,000  Blockbuster Inc                                                283,200
        4,100  Borders Group Inc*                                              87,699
        6,100  Catalina Marketing Corp*                                       220,088
           32  Cendant Corp*                                                      557
        7,300  Circuit City Stores Inc                                        130,524
        3,100  Clorox Co                                                      135,749
        2,000  Constellation Brands Inc, Class A*                             108,700

              See accompanying notes to the financial statements.              1

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        6,800  Cox Radio Inc*                                                 171,292
       14,100  Eastman Kodak Co                                               444,150
        1,100  Entercom Communications Corp*                                   56,331
       10,000  Federated Department Stores Inc*                               419,100
       12,100  Fox Entertainment Group Inc, Class A*                          269,830
        2,900  Gannett Co Inc                                                 220,922
        6,800  Hasbro Inc                                                      97,308
       13,500  Ikon Office Solutions Inc                                      180,900
        4,100  International Flavors & Fragrances                             141,245
       18,300  Intimate Brands Inc                                            353,739
       14,200  Jones Apparel Group Inc*                                       506,372
       26,900  Kmart Corp*                                                     29,859
        2,900  Lands End Inc*                                                 141,868
        7,000  Leggett & Platt Inc                                            179,550
       26,600  Liberty Media Corp, Class A*                                   340,480
        6,600  Liz Claiborne Inc                                              200,046
        5,700  Mandalay Resort Group*                                         167,010
        3,300  Manpower Inc                                                   110,649
       13,800  Mattel Co                                                      261,510
       11,000  May Department Stores Co                                       403,040
        4,600  Maytag Corp                                                    183,678
        2,900  Michaels Stores Inc*                                            86,420
          900  Mohawk Industries Inc*                                          56,637
        3,800  Newell Rubbermaid Inc                                          118,294
        2,800  Nike Inc, Class B                                              164,808
        1,300  O'Reilly Automotive Inc*                                        42,965
       13,100  Office Depot Inc*                                              249,031
        7,400  Outback Steakhouse Inc*                                        263,884
       16,400  Penney (JC) Co Inc                                             320,456
        5,800  R.R. Donnelley and Sons                                        165,938
        8,000  Robert Half International Inc*                                 208,080
        1,100  Ross Stores Inc                                                 39,666
       12,300  Saks Inc*                                                      141,450
       18,100  Sears Roebuck & Co                                             951,698
       29,500  Service Corp International*                                    142,485
        2,600  Servicemaster Co                                                35,282
        1,100  Stanley Works                                                   55,473
        1,000  Staples Inc*                                                    19,670
        2,200  Target Corp                                                     92,180
        8,400  The Gap Inc                                                    100,548

2             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        7,000  Toys R Us Inc*                                                 124,670
        5,400  USA Networks Inc*                                              159,624
        6,400  VF Corp                                                        269,120
       16,100  Viacom Inc, Class A*                                           751,709
        3,200  Waste Management Inc                                            84,192
        3,700  Whirlpool Corp                                                 277,870
                                                                        -------------
                                                                           12,570,543
                                                                        -------------
               CONSUMER STAPLES -- 7.0%
       14,889  Albertsons Inc                                                 450,541
        4,400  Campbell Soup Co                                               117,656
       13,700  ConAgra Foods Inc                                              320,717
        5,200  Dole Food Co                                                   153,556
        1,900  Fleming Cos Inc                                                 30,970
        2,600  Heinz (HJ) Co                                                  106,002
        7,400  Hormel Foods Corp                                              202,538
        4,900  Kellogg Co                                                     169,295
        4,400  PepsiAmericas Inc                                               60,368
       52,900  Philip Morris Cos Inc                                        2,785,714
        7,500  Procter and Gamble Co                                          635,925
       33,400  Rite Aid Corp*                                                 111,556
        6,300  RJ Reynolds Tobacco Holdings                                   413,595
       10,300  Sara Lee Corp                                                  215,476
        2,900  Smithfield Foods Inc*                                           71,630
       10,700  Supervalu Inc                                                  277,665
       38,324  Tyson Foods Inc, Class A                                       497,829
        6,800  UST Inc                                                        237,048
                                                                        -------------
                                                                            6,858,081
                                                                        -------------
               FINANCIAL SERVICES -- 20.0%
        2,300  Allmerica Financial Corp                                       100,004
       22,000  Allstate Corp                                                  770,440
        2,700  American Financial Group Inc                                    71,064
          400  American National Insurance Co                                  35,684
       52,800  Bank of America Corp                                         3,376,560
       16,400  Bank One Corp                                                  587,776
        6,080  Bear Stearns Cos Inc                                           334,947
          100  Berkshire Hathaway Inc, Class B*                               242,500
          300  BOK Financial Corp*                                              9,573

              See accompanying notes to the financial statements.              3

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        3,097  Charter One Financial Inc                                       94,335
        1,900  Cigna Corp                                                     170,430
        4,900  Citigroup Inc                                                  221,725
        4,000  CNA Financial Corp*                                            116,040
        7,000  Comerica Inc                                                   418,950
          800  Commerce Group Inc                                              29,752
       39,600  Conseco Inc*                                                   148,500
        6,600  Countrywide Credit Industries Inc                              270,930
        6,700  Deluxe Corp                                                    317,580
        3,900  Dun & Bradstreet Corp*                                         152,880
        3,600  Edwards (AG) Inc                                               147,060
       13,784  FleetBoston Financial Corp                                     460,110
        9,100  Franklin Resources Inc                                         371,826
        2,200  GATX Corp                                                       67,364
        3,200  Global Payments Inc                                             97,824
        5,400  Greenpoint Financial Corp                                      237,600
        7,800  H&R Block Inc                                                  393,510
        4,300  Hibernia Corp, Class A                                          79,120
        1,300  iStar Financial Inc, REIT                                       35,269
       19,480  J.P. Morgan Chase & Co                                         569,790
       23,200  Key Corp                                                       581,856
        2,200  Lincoln National Corp                                          112,662
       16,200  Loews Corp                                                     944,946
          500  M & T Bank Corp                                                 38,250
       10,300  Metris Companies Inc                                           167,684
        6,300  MGIC Investment Corp                                           422,856
        1,900  Mony Group Inc                                                  75,012
        4,700  Moody's Corp                                                   173,900
        4,800  Morgan Stanley Dean Witter & Co                                235,776
       22,500  National City Corp                                             641,700
        1,800  National Processing Inc*                                        47,340
        5,800  Nationwide Financial Service, Class A                          234,784
        2,000  North Fork Bancorp                                              69,160
        5,500  Old Republic International Corp                                175,780
        9,100  Pacific Century Financial Corp                                 230,412
        3,050  PMI Group Inc                                                  216,092
        2,800  PNC Bank Corp                                                  153,832
        1,800  Progressive Corp                                               280,440
       13,500  Providian Financial Corp                                        52,515
        4,400  Radian Group Inc                                               205,348

4             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       11,200  Regions Financial Corp                                         364,000
       10,900  Southtrust Corp                                                275,443
       31,100  Sovereign Bancorp Inc                                          394,037
          900  Student Loan Group                                              81,486
        4,200  Suntrust Banks Inc                                             263,718
        7,000  Torchmark Corp                                                 281,330
        3,200  Union Planters Corp                                            148,992
        9,600  UnionBanCal Corp                                               364,800
       13,400  Unumprovident Corp                                             379,488
       43,600  Wachovia Corp                                                1,448,828
       14,900  Washington Mutual Inc                                          484,697
                                                                        -------------
                                                                           19,476,307
                                                                        -------------
               HEALTH CARE -- 6.8%
        9,500  Aetna Inc                                                      333,070
       19,400  Boston Scientific Corp*                                        433,784
        2,300  Bristol Myers Squibb Co                                        108,100
        3,200  Covance Inc*                                                    56,800
        1,950  Dentsply International Inc                                      64,681
        6,100  Edwards Lifesciences Corp*                                     174,033
       12,800  Health Net Inc*                                                310,272
        3,100  Humana Inc*                                                     40,610
        7,900  Johnson & Johnson                                              481,110
       47,500  Merck & Co Inc                                               2,913,175
        5,600  Mylan Laboratories Inc                                         170,128
        2,700  Renal Care Group Inc*                                           82,890
       42,300  Schering Plough Corp                                         1,458,927
                                                                        -------------
                                                                            6,627,580
                                                                        -------------
               INTEGRATED OILS -- 2.3%
        2,400  ChevronTexaco Corp                                             202,656
       32,600  Conoco Inc                                                     901,716
       11,700  Exxon Mobil Corp                                               483,210
       19,100  Marathon Oil Corp                                              525,250
        1,400  Phillips Petroleum Co                                           82,754
                                                                        -------------
                                                                            2,195,586
                                                                        -------------
               MATERIALS & PROCESSING -- 6.7%
        3,100  AK Steel Holding Corp                                           43,369

              See accompanying notes to the financial statements.              5

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
        7,500  Alcoa Inc                                                      281,775
        7,600  Allegheny Technologies Inc                                     118,636
        1,800  American Standard Co*                                          117,540
        1,700  AptarGroup Inc                                                  58,820
        9,300  Ashland Inc                                                    403,527
        1,000  Ball Corp                                                       42,290
        2,000  Bemis Co                                                       113,920
        3,900  Commscope Inc*                                                  64,350
       17,000  Dow Chemical Co                                                531,760
       15,600  Du Pont (E.I.) De Nemours                                      730,704
        1,300  Eastman Chemical Co                                             57,200
        9,100  Engelhard Corp                                                 261,807
       17,400  Hercules Inc*                                                  217,500
        8,300  IMC Global Inc                                                 110,390
          800  Jacobs Engineering Group*                                       53,960
        5,100  Kinder Morgan Energy Partners                                  145,860
        5,100  Lafarge Corp                                                   210,834
        1,500  Lowes Cos Inc                                                   67,875
        4,800  Lubrizol Corp                                                  157,920
       11,900  Lyondell Petro Chemical Co                                     185,997
        1,800  MeadWestvaco Corp                                               62,532
        5,200  Nucor Corp                                                     293,800
           49  Phelps Dodge Corp                                                1,858
        8,700  PPG Industries Inc                                             446,745
        5,800  Praxair Inc                                                    335,820
        9,900  Sealed Air Corp*                                               445,302
       11,400  Sherwin Williams Co                                            301,188
        1,600  Smurfit-Stone Container Corp*                                   26,096
        5,100  Sonoco Products Co                                             141,015
          800  Temple Inland Inc                                               44,552
       14,100  United States Steel Corp                                       249,852
        1,400  Valspar Corp                                                    61,992
        3,200  Weyerhaeuser Co                                                197,824
                                                                        -------------
                                                                            6,584,610
                                                                        -------------
               OTHER -- 2.7%
        8,100  Brunswick Corp                                                 218,619
        5,000  Crane Co                                                       122,150
        3,500  FMC Corp*                                                      132,125
        1,100  Fortune Brands Inc                                              50,050

6             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER -- CONTINUED
       24,600  Honeywell International Inc                                    937,752
        2,700  Illinois Tool Works Inc                                        198,612
        7,400  Ingersoll Rand Co                                              370,000
        3,200  Johnson Controls                                               284,032
          700  Lancaster Colony Corp                                           23,415
        2,600  Textron Inc                                                    123,578
        4,400  Westwood One Inc*                                              157,388
                                                                        -------------
                                                                            2,617,721
                                                                        -------------
               PRODUCER DURABLES -- 4.3%
        2,500  American Power Conversion Corp*                                 32,725
        8,700  Caterpillar Inc                                                482,937
        3,900  Centex Corp                                                    227,916
        2,000  Clayton Homes Inc                                               30,400
        5,900  Cooper Industries Inc                                          208,565
        2,600  Cummins Inc                                                    108,108
        5,700  Deere (John) and Co                                            273,201
        4,400  Emerson Electric Co                                            253,396
        4,000  Grainger (WW) Inc                                              237,080
        3,600  Hubbell Inc, Class B                                           115,164
        1,600  Kennametal Inc                                                  61,824
        4,600  Lockheed Martin Corp                                           259,486
        4,600  Northrop Grumman Corp                                          492,384
        1,200  Parker-Hannifin Corp                                            59,784
        2,300  Pentair Inc                                                     89,700
       15,800  Pitney Bowes Inc                                               659,176
        3,200  Steelcase Inc                                                   48,544
        2,800  Teradyne Inc*                                                   93,828
        6,000  Thomas & Betts Corp                                            114,600
       40,800  Xerox Corp*                                                    396,168
                                                                        -------------
                                                                            4,244,986
                                                                        -------------
               TECHNOLOGY -- 8.9%
        8,700  Altera Corp*                                                   165,909
        9,200  Apple Computer Inc*                                            199,640
       10,400  BMC Software Inc*                                              166,920
       11,500  Ceridian Corp*                                                 213,900
        7,200  Compaq Computer Corp                                            73,008
       19,700  Computer Associates International Inc                          320,716

              See accompanying notes to the financial statements.              7

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        4,800  Corning Inc                                                     32,304
        3,700  Cypress Semiconductor Corp*                                     73,445
        4,700  Dell Computer Corp*                                            116,043
        1,500  Electronic Data Systems Corp                                    88,545
        3,900  Fairchild Semiconductor Corp, Class A*                         100,425
        3,400  Harris Corp                                                    116,450
        6,200  Hewlett Packard Co                                             124,744
          800  IBM Corp                                                        78,496
       12,800  Ingram Micro Inc*                                              195,200
       62,500  Intel Corp                                                   1,784,375
        8,500  Keane Inc*                                                     136,000
        5,600  LSI Logic Corp*                                                 83,944
       11,900  Lucent Technologies Inc                                         66,521
        3,600  Micron Technology Inc*                                         115,740
        9,800  Microsoft Corp*                                                571,732
       28,600  Motorola Inc                                                   371,800
        9,200  National Semiconductor Corp*                                   231,380
        2,400  Network Associates Inc*                                         56,928
      105,100  Oracle Corp*                                                 1,746,762
        7,400  Perot Systems Corp*                                            124,690
       24,600  Raytheon Co                                                    951,774
        4,500  Reynolds & Reynolds Inc, Class A                               132,075
        5,900  Rockwell International Corp                                    116,525
        8,400  Storage Technology Corp*                                       161,280
                                                                        -------------
                                                                            8,717,271
                                                                        -------------
               U.S. GOVERNMENT AGENCY -- 4.1%
       38,200  Fannie Mae                                                   2,989,150
       16,300  Freddie Mac                                                  1,038,962
                                                                        -------------
                                                                            4,028,112
                                                                        -------------
               UTILITIES -- 12.2%
        2,700  Ameren Corp                                                    109,998
      228,555  AT & T Corp                                                  3,551,745
        7,900  Bellsouth Corp                                                 306,204
        4,200  Cinergy Corp                                                   133,560
        7,100  CMS Energy Corp                                                154,780
        8,200  Consolidated Edison Inc                                        334,560
        2,800  DQE Inc                                                         57,400

8             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
        5,000  DTE Energy Co                                                  207,100
       13,300  Edison International*                                          210,140
        5,300  Energy East Corp                                               103,456
        6,900  Entergy Corp                                                   284,832
       13,577  Firstenergy Corp                                               496,918
        4,700  FPL Group Inc                                                  249,617
        2,400  Great Plains Energy Inc                                         61,272
        1,800  Nicor Inc                                                       75,330
       17,700  PG & E Corp*(a)                                                375,417
        2,900  Pinnacle West Capital Corp                                     117,624
        5,000  Potomac Electric Power Co                                      109,800
        5,500  Public Service Enterprise Group Inc                            231,935
        4,500  Puget Energy Inc                                                97,200
        6,900  Reliant Energy Inc                                             143,520
       15,353  SBC Communications Inc                                         580,958
        2,700  SCANA Corp                                                      74,925
        4,400  Sempra Energy                                                   98,208
        4,900  Southern Co                                                    124,460
       35,700  Sprint Corp (Fon Group)                                        503,013
        7,500  TXU Corp                                                       381,525
        2,900  Utilicorp United Inc                                            63,916
       37,352  Verizon Communications                                       1,748,074
        5,900  Wisconsin Energy Corp                                          142,603
      100,600  WorldCom Inc*                                                  756,512
                                                                        -------------
                                                                           11,886,602
                                                                        -------------

               TOTAL COMMON STOCKS (COST $92,001,270)                      93,003,395
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.0%
               TECHNOLOGY -- 0.0%
          800  Seagate Technology Inc Rights(b)                                     8
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $0)                                  8
                                                                        -------------

              See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 8.9%
               CASH EQUIVALENTS -- 5.2%
    1,058,871  Dreyfus Money Market Fund(c)                                 1,058,871
$     225,290  Fleet National Bank Note, 1.95%, due 4/30/02(c)                225,290
$   2,830,306  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(c)                                      2,830,306
      998,931  Merrimac Money Market Fund(c)                                  998,931
                                                                        -------------
                                                                            5,113,398
                                                                        -------------
               U.S. GOVERNMENT -- 0.3%
$     250,000  U.S. Treasury Bill, 1.83%, due 6/06/02(d)                      248,828
                                                                        -------------
               REPURCHASE AGREEMENTS -- 3.4%
$   3,359,197  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of
               $3,359,292, and an effective yield of 1.02%,
               collateralized by a U.S. Treasury Bond with a rate of
               11.25%, maturity date of 2/15/15, and a market value,
               including accrued interest of $3,437,108.                    3,359,197
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $8,721,389)               8,721,423
                                                                        -------------
               TOTAL INVESTMENTS -- 104.2%
               (Cost $100,722,659)                                        101,724,826

               Other Assets and Liabilities (net) -- (4.2%)                (4,102,362)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  97,622,464
                                                                        =============
               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Bankrupt issuer.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(c)  Represents investment of security lending collateral (Note 1).

(d) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

10            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $4,761,549 (cost $100,722,659) (Note 1)                   $101,724,826
   Receivable for investments sold                              2,796,304
   Receivable for Fund shares sold                                  2,000
   Dividends and interest receivable                              200,507
                                                              -----------
      Total assets                                            104,723,637
                                                              -----------

LIABILITIES:
   Payable for investments purchased                            1,904,309
   Payable upon return of securities loaned (Note 1)            5,113,398
   Payable to affiliate for (Note 2):
      Management fee                                               18,931
      Shareholder service fee                                      10,998
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                18,628
   Accrued expenses                                                34,909
                                                              -----------
      Total liabilities                                         7,101,173
                                                              -----------
NET ASSETS                                                    $97,622,464
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $95,722,945
   Accumulated undistributed net investment income                238,650
   Accumulated net realized gain                                  663,288
   Net unrealized appreciation                                    997,581
                                                              -----------
                                                              $97,622,464
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $97,622,464
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    9,100,959
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     10.73
                                                              ===========

              See accompanying notes to the financial statements.             11

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $150)               $1,925,157
   Interest (including securities lending income of $13,991)     100,290
                                                              ----------
      Total income                                             2,025,447
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       310,176
   Custodian and transfer agent fees                              38,503
   Audit fees                                                     37,575
   Legal fees                                                      4,577
   Trustees fees (Note 2)                                          1,277
   Registration fees                                               1,068
   Miscellaneous                                                   3,714
   Fees reimbursed by Manager (Note 2)                           (85,382)
                                                              ----------
                                                                 311,508
   Shareholder service fee (Note 2) - Class III                  140,989
                                                              ----------
      Net expenses                                               452,497
                                                              ----------
         Net investment income                                 1,572,950
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              3,231,988
      Closed futures contracts                                  (555,351)
                                                              ----------

         Net realized gain                                     2,676,637
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (2,317,174)
      Open futures contracts                                      14,192
                                                              ----------

         Net unrealized loss                                  (2,302,982)
                                                              ----------

      Net realized and unrealized gain                           373,655
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,946,605
                                                              ==========

12            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,572,950        $   942,369
   Net realized gain (loss)                                   2,676,637           (693,593)
   Change in net unrealized appreciation (depreciation)      (2,302,982)         9,974,360
                                                            -----------        -----------
   Net increase in net assets from operations                 1,946,605         10,223,136
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (1,733,415)          (647,538)
                                                            -----------        -----------
      Total distributions from net investment income         (1,733,415)          (647,538)
                                                            -----------        -----------
   Net realized gains
      Class III                                              (1,287,553)          (313,940)
                                                            -----------        -----------
      Total distributions from net realized gains            (1,287,553)          (313,940)
                                                            -----------        -----------
                                                             (3,020,968)          (961,478)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              47,832,361          2,952,920
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                             47,832,361          2,952,920
                                                            -----------        -----------
      Total increase in net assets                           46,757,998         12,214,578
NET ASSETS:
   Beginning of period                                       50,864,466         38,649,888
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $238,650 and $399,115,
    respectively)                                           $97,622,464        $50,864,466
                                                            ===========        ===========

              See accompanying notes to the financial statements.             13

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                                    ---------------------------
                                                     2002     2001      2000*
                                                    -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.84  $  8.79   $ 10.00
                                                    -------  -------   -------

Income from investment operations:
   Net investment income                               0.18+    0.20      0.11+
   Net realized and unrealized gain (loss)             0.05     2.06     (1.24)
                                                    -------  -------   -------

      Total from investment operations                 0.23     2.26     (1.13)
                                                    -------  -------   -------

Less distributions to shareholders:
   From net investment income                         (0.20)   (0.14)    (0.08)
   From net realized gains                            (0.14)   (0.07)       --
                                                    -------  -------   -------

      Total distributions                             (0.34)   (0.21)    (0.08)
                                                    -------  -------   -------
NET ASSET VALUE, END OF PERIOD                      $ 10.73  $ 10.84   $  8.79
                                                    =======  =======   =======
TOTAL RETURN(a)                                        2.16%   26.00%   (11.36)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $97,622  $50,864   $38,650
   Net expenses to average daily net assets            0.48%    0.48%     0.48%**
   Net investment income to average daily net
     assets                                            1.67%    2.04%     1.94%**
   Portfolio turnover rate                               61%      89%       26%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                         0.09%    0.17%     0.25%**

(a) The total return would have been lower had certain expenses not been reimbursed during the periods shown.
* Period from August 2, 1999 (commencement of operations) through February 29, 2000.
**   Annualized
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

14            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Intrinsic Value Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 25, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $4,761,549 collateralized by cash in the amount of $5,113,398 which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002, the Fund had no open swap contracts.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $1,733,415 and long-term capital gains -- $1,287,553.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $817,602 and $483,257 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period March 1, 2000 through October 13, 2000, the Fund received $3,223 in purchase premiums. There was no premium for redemptions, reinvested distributions or in-kind transactions.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $1,277. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $97,600,177 and $54,514,203 respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Appreciation
         --------------    ----------------    ----------------    --------------
          $101,182,853        $8,681,945       $   (8,139,972)        $541,973

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 85.7% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                       Year Ended                   Year Ended
                                                    February 28, 2002           February 28, 2001
                                                -------------------------    ------------------------
                                                  Shares        Amount         Shares        Amount
         Class III:                             ----------    -----------    ----------    ----------
         Shares sold                             4,322,392    $46,854,135       269,826    $2,724,411
         Shares issued to shareholders in
           reinvestment of distributions           129,480      1,378,226        35,114       333,681
         Shares repurchased                        (41,624)      (400,000)      (10,559)     (105,172)
                                                ----------    -----------    ----------    ----------
         Net increase                            4,410,248    $47,832,361       294,381    $2,952,920
                                                ==========    ===========    ==========    ==========

      6. FINANCIAL INSTRUMENTS
      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURE CONTRACTS

               Number of                                                             Contract     Net Unrealized
               Contracts                  Type                Expiration Date         Value        Depreciation
         ---------------------    ---------------------    ---------------------    ----------    --------------

                 Buys
                   11             S&P 500                  March 2002               $3,043,975       $(4,586)
                                                                                                     =======

      At February 28, 2002 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTRINSIC VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Intrinsic Value Fund (the "Fund") (a series of the GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 42.62% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of        During Past        Overseen       Directorships
       and Age         Held with Fund    Time Served        Five Years       by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administraion,                      Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of      During Past Five     Overseen       Directorships
       and Age         Held with Fund    Time Served          Years          by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President-       Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van
40 Rowes Wharf         and Chairman     1985            Otterloo & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                           Term of          Principal
                                        Office(3) and     Occupation(s)
   Name, Address,       Position(s)       Length of           During
       and Age         Held with Fund    Time Served     Past Five Years
---------------------  --------------   -------------   ------------------
Susan Randall Harbert  Chief            Since May       Member, Grantham,
c/o GMO Trust          Financial        1995            Mayo, Van
40 Rowes Wharf         Officer and                      Otterloo & Co.
Boston, MA 02110       Treasurer of                     LLC.
Age: 44                the Trust
Brent Arvidson         Assistant        Since           Senior Fund
c/o GMO Trust          Treasurer of     September       Administrator --
40 Rowes Wharf         the Trust        1998            Grantham, Mayo,
Boston, MA 02110                                        Van Otterloo & Co.
Age: 32                                                 LLC (September
                                                        1997 - present);
                                                        Senior Financial
                                                        Reporting Analyst,
                                                        John Hancock Funds
                                                        (1996 - 1997)
Scott Eston            Chief            Since           Member, Grantham,
c/o GMO Trust          Financial        September       Mayo, Van
40 Rowes Wharf         Officer and      1997            Otterloo & Co.
Boston, MA 02110       Vice President                   LLC: Senior
Age: 46                of the Trust                     Partner, Coopers &
                                                        Lybrand (1987 -
                                                        1997).
William R. Royer,      Vice President   Since May       General Counsel
Esq.                   and Clerk of     1995            and Member,
c/o GMO Trust          the Trust                        Grantham, Mayo,
40 Rowes Wharf                                          Van Otterloo & Co.
Boston, MA 02110                                        LLC
Age: 36
Elaine M. Hartnett,    Vice President   Since August    Associate General
Esq.                   and Secretary    1999            Counsel, Grantham,
c/o GMO Trust          of the Trust                     Mayo, Van
40 Rowes Wharf                                          Otterloo & Co. LLC
Boston, MA 02110                                        (June 1999 -
Age: 57                                                 present);
                                                        Associate/ Junior
                                                        Partner, Hale and
                                                        Dorr LLP (1991 -
                                                        1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global (U.S.+) Equity Allocation Fund returned +1.1% for the fiscal year ended February 28, 2002. During the period, the Fund's benchmark, the GMO (U.S.+) Global Equity Index (75% S&P 500/25% MSCI AC World Free ex US), returned -11.5%.

Our fundamental view that the developed U.S. and international large cap equity markets were substantially overvalued continued to bear fruit during the fiscal year, as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research indicated that better long-term returns could be achieved from investments in asset classes other than large cap developed equities. These included REITs and small cap value in the U.S. and emerging market equities, small cap international equities and fixed income. By diversifying out of large cap developed equities and into other asset classes with good return potential, we aimed at constructing and managing a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight in U.S. stocks by 18% and developed international stocks by 5%. The corresponding overweight was split almost equally between fixed income funds and emerging market equities. Within the asset classes comprising the Fund's benchmark, fixed income outperformed by 19.2%. Emerging market equities outperformed the Fund's benchmark by 14.6%, and the S&P 500 by 12.7%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small cap value stocks and REITs, where we were overweight 13% and 14%, respectively. Both allocations added to performance, as small cap value and REITs outperformed the S&P 500 by 21.0% and 25.8%, respectively. Within international stocks, the portfolio was tilted towards the small cap sector, which continued to offer greatest value by outperforming the MSCI EAFE index by 5.5%. All major asset allocation bets added to performance.

The value bias of the International Intrinsic Value and the U.S. Core Funds ensured their performance was again strong in a bearish market. International Intrinsic Value outperformed its MSCI EAFE benchmark by 8.4%, while U.S. Core outperformed the S&P 500 Index by 3.4%. Strong implementation within emerging market equities added 8.0% as the Emerging Markets Fund outperformed its IFC Composite benchmark. The sole fund to underperform its benchmark was the REIT Fund, which rose 13.7% against the MSCI REIT Index return of +16.3%.

Relative to the benchmark, the Fund's 12% overweight to fixed income was allocated to U.S. and international fixed income, and to emerging bonds. All but one of the fixed income funds performed strongly,

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

adding value relative to their benchmarks. The Inflation Indexed Bond Fund rose 5.7% compared to its benchmark's return of 6.1%. Implementation was particularly strong within the Emerging Country Debt Fund, which outperformed its J.P. Morgan EMBI Global benchmark by 15.0%.

OUTLOOK

As was the case last year, the following fiscal year is unlikely to be as strong, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


GLOBAL (U.S.+) EQUITY ALLOCA. FUND-III
           AS OF: 2/28/2002                GMO GLOBAL (U.S.+)          GMO GLOBAL
                 DATE                    EQUITY ALLOCATION FUND      EQUITY INDEX*
2/28/1996
11/26/1996                                            10,000.00               10,000.00
12/31/1996                                            10,070.00                9,820.28
3/31/1997                                             10,233.24               10,018.27
6/30/1997                                             11,447.35               11,656.26
9/30/1997                                             12,470.68               12,281.06
12/31/1997                                            12,073.84               12,272.48
3/31/1998                                             13,380.11               13,976.31
6/30/1998                                             12,952.83               14,270.23
9/30/1998                                             11,201.46               12,670.84
12/31/1998                                            12,794.25               15,342.97
3/31/1999                                             12,864.55               16,009.17
6/30/1999                                             14,425.17               17,042.72
9/30/1999                                             13,693.76               16,380.88
12/31/1999                                            15,261.27               18,954.90
3/31/2000                                             15,714.27               19,327.14
6/30/2000                                             15,433.10               18,746.49
9/30/2000                                             15,812.91               18,223.52
12/31/2000                                            15,832.89               16,957.78
3/31/2001                                             15,177.61               14,891.55
6/30/2001                                             16,080.83               15,531.15
9/30/2001                                             14,530.50               13,249.08
12/31/2001                                            15,715.99               14,605.83
2/28/2002                                             15,974.23               14,108.09
Average Annual Returns (%)
Inception                                            11/26/1996
1yr                                                         5yr  10 Year/Inception Date
1.12                                                       8.74                    9.31
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.
* The GMO Global Equity Index is a
composite benchmark computed by GMO and
comprised 75% by S&P 500 and 25% by
MSCI AC World Free ex-U.S. Index.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
       64,304  GMO Currency Hedged International Equity Fund, Class
                 III                                                          459,129
      151,372  GMO Emerging Country Debt Fund, Class III                    1,407,755
      269,222  GMO Emerging Markets Fund, Class III                         2,649,143
      245,414  GMO Evolving Countries Fund, Class III                       2,368,245
        3,399  GMO Growth Fund, Class III                                      61,972
      180,073  GMO Inflation Indexed Bond Fund, Class III                   1,946,590
      147,049  GMO International Bond Fund, Class III                       1,330,789
      128,666  GMO Value Fund, Class III                                    1,134,836
      342,272  GMO International Intrinsic Value Fund, Class III            5,989,758
      113,311  GMO International Small Companies Fund, Class III            1,182,968
      405,071  GMO REIT Fund, Class III                                     4,524,646
      342,743  GMO Small Cap Value Fund, Class III                          5,110,305
      927,020  GMO U.S. Core Fund, Class III                               11,958,553
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $44,892,054)                       40,124,689
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENTS -- 0.0%
$       9,406  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of $9,407
               and an effective yield of 1.02%, collateralized by a
               U.S. Treasury Bond with a rate of 11.25%, maturity date
               of 2/15/15 and market value, including accrued interest
               of $15,553.                                                      9,406
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $9,406)                       9,406
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $44,901,460)                                          40,134,095

               Other Assets and Liabilities (net) -- (0.0%)                    (9,747)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  40,124,348
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $44,901,460) (Note 1)          $40,134,095
   Receivable for expenses reimbursed by Manager (Note 2)           2,212
                                                              -----------
      Total assets                                             40,136,307
                                                              -----------

LIABILITIES:
   Accrued expenses                                                11,959
                                                              -----------
      Total liabilities                                            11,959
                                                              -----------
NET ASSETS                                                    $40,124,348
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $46,747,008
   Accumulated undistributed net investment income                551,020
   Accumulated net realized loss                               (2,406,315)
   Net unrealized depreciation                                 (4,767,365)
                                                              -----------
                                                              $40,124,348
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $40,124,348
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,635,937
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.66
                                                              ===========

2             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $1,132,417
   Interest                                                          298
                                                              ----------
      Total income                                             1,132,715
                                                              ----------
EXPENSES:
   Audit fees                                                     16,628
   Custodian and transfer agent fees                               6,667
   Legal fees                                                      1,913
   Registration fees                                               1,518
   Trustees fees (Note 2)                                            547
   Miscellaneous                                                   2,632
   Fees reimbursed by Manager (Note 2)                           (29,392)
                                                              ----------
      Net expenses                                                   513
                                                              ----------
         Net investment income                                 1,132,202
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (1,324,703)
      Realized gain distributions from investment company
      shares                                                     269,135
                                                              ----------

         Net realized loss                                    (1,055,568)
                                                              ----------
   Change in net unrealized appreciation (depreciation) on
    investments                                                  334,258
                                                              ----------

      Net realized and unrealized loss                          (721,310)
                                                              ----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  410,892
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,132,202        $ 1,076,133
   Net realized gain (loss)                                  (1,055,568)         3,653,229
   Change in net unrealized appreciation (depreciation)         334,258         (2,330,931)
                                                            -----------        -----------
   Net increase in net assets from operations                   410,892          2,398,431
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (647,084)        (2,350,144)
                                                            -----------        -----------
      Total distributions from net investment income           (647,084)        (2,350,144)
                                                            -----------        -----------
   Net realized gains
      Class III                                              (1,066,948)        (3,040,441)
                                                            -----------        -----------
      Total distributions from net realized gains            (1,066,948)        (3,040,441)
                                                            -----------        -----------
                                                             (1,714,032)        (5,390,585)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              (1,348,291)         9,099,089
                                                            -----------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                       (1,348,291)         9,099,089
                                                            -----------        -----------
      Total increase (decrease) in net assets                (2,651,431)         6,106,935
NET ASSETS:
   Beginning of period                                       42,775,779         36,668,844
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $551,020 and $0,
    respectively)                                           $40,124,348        $42,775,779
                                                            ===========        ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           YEAR ENDED FEBRUARY 28/29,
                                             -------------------------------------------------------
                                              2002        2001        2000        1999        1998
                                             -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD         $  8.92     $  9.49     $  8.85     $ 10.48     $ 10.30
                                             -------     -------     -------     -------     -------

Income from investment operations:
   Net investment income(a)                     0.23        0.24        0.25        0.16+       0.26+
   Net realized and unrealized gain
     (loss)                                    (0.14)       0.39        1.45       (0.40)       1.83
                                             -------     -------     -------     -------     -------

      Total from investment operations          0.09        0.63        1.70       (0.24)       2.09
                                             -------     -------     -------     -------     -------

Less distributions to shareholders:
   From net investment income                  (0.13)      (0.51)      (0.43)      (0.56)      (0.26)
   From net realized gains                     (0.22)      (0.69)      (0.63)      (0.83)      (1.65)
                                             -------     -------     -------     -------     -------

      Total distributions                      (0.35)      (1.20)      (1.06)      (1.39)      (1.91)
                                             -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $  8.66     $  8.92     $  9.49     $  8.85     $ 10.48
                                             =======     =======     =======     =======     =======
TOTAL RETURN(b)                                 1.12%       6.57%      19.14%      (2.84)%     21.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $40,124     $42,776     $36,669     $32,474     $45,101
   Net expenses to average daily net
     assets(c)                                  0.00%(d)    0.00%       0.00%       0.00%       0.00%
   Net investment income to average
     daily net assets(a)                        2.73%       2.56%       2.63%       1.64%       2.39%
   Portfolio turnover rate                        13%         19%         18%         34%         32%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.07%       0.07%       0.09%       0.07%       0.11%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b) The total returns would have been lower had certain expenses notbeen reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 1.)
(d)  Net expenses to average daily net assets was less than 0.01%.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the GMO Global (U.S.+) Equity Index, a benchmark developed by the Manager, through investment to varying extents in other funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/ dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party agreements is held at the

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $657,627 and long-term capital gains -- $1,056,405.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $551,020 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $555,072 expiring in 2010. The Fund elected to defer to March 1, 2002 post-October losses of $701,796.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed        Paid In
         Investment Income    Realized Gain        Capital
         -----------------  -----------------  ---------------
              $65,902           $(30,121)         $(35,871)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASE AND REDEMPTION OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .47% of the amount invested. In the case of cash redemptions, the fee was .15% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in-capital. For the period from March 1, 2000 through October 13, 2000 the Fund received $30,431 in purchase premiums and $2,198 in redemption fees. There was no premium for reinvested distribution or in-kind transactions.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .63% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $547. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $5,551,551 and $7,214,000, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $46,050,908       $1,363,225       $(7,280,038)     $(5,916,813)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 86.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended             Year Ended
                                                          February 28, 2002      February 28, 2001
                                                        ---------------------  ---------------------
                                                         Shares     Amount      Shares     Amount
         Class III:                                     --------  -----------  --------  -----------
         Shares sold                                      40,603  $   350,000   729,768  $ 7,287,227
         Shares issued to shareholders in reinvestment
           of distributions                              132,919    1,152,336   358,816    3,342,779
         Shares repurchased                             (330,893)  (2,850,627) (158,668)  (1,530,917)
                                                        --------  -----------  --------  -----------
         Net increase (decrease)                        (157,371) $(1,348,291)  929,916  $ 9,099,089
                                                        ========  ===========  ========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund designated 61.63% of distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
                                           Directorships
             Name, Address,                   Held by
                and Age                       Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President --    Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and                Principal Occupation(s)
               Name, Address,                   Position(s)      Length of                           During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Growth Fund returned -6.4% for the fiscal year ended February 28, 2002 as compared to -11.1% for the Russell 2500 Growth Index and -9.5% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

For the fiscal year, small capitalization growth stocks outperformed large cap growth stocks by 3.4%, but underperformed small cap value stocks by close to 25%. Utilities and technology were the weakest performing sectors, falling 58% and 26%, respectively, for the period. The top performing sectors in the Russell 2500 Growth Index were integrated oils, financial services, and consumer staples.

Both stock and sector selection contributed to the Fund's outperformance of the benchmark. The Fund's large overweight position in the consumer discretionary sector, specifically in the retail industry, added the most value over the benchmark. Underweight positions in the weak performing healthcare and technology sectors also contributed to relative performance. Strong selection among healthcare, utilities, consumer discretionary, producer durables, and energy stocks accounted for half of the Fund's value added over the benchmark.

The Fund incorporates three investment disciplines in the portfolio: price momentum and estimate revision momentum, each of which has a 40% weight; and the price to intrinsic value discipline, which has a 20% weight. The price momentum and price to intrinsic value disciplines added value, while the estimate revision momentum discipline detracted from relative performance.

OUTLOOK

In our view, small cap growth stocks are modestly expensive relative to their historic average, despite their recent decline. We believe that the portfolio is well positioned to continue to add value relative to the benchmark. Currently, the equities in the Small Cap Growth portfolio are trading at a discount, measured by the price to earnings ratio, relative to the benchmark. The portfolio currently maintains underweight positions in the technology and healthcare sectors and an overweight position in the consumer discretionary sector.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


          SMALL CAP GROWTH FUND-III
               AS OF: 2/28/2002                 GMO SMALL CAP       RUSSELL 2500
                     DATE                        GROWTH FUND        GROWTH INDEX
2/28/1996
12/31/1996                                           9,950.00               10,000.00
3/31/1997                                            9,502.25                9,199.82
6/30/1997                                           11,207.34               10,695.06
9/30/1997                                           13,388.13               12,474.33
12/31/1997                                          12,406.64               11,475.61
3/31/1998                                           13,983.29               12,754.62
6/30/1998                                           13,755.71               12,132.41
9/30/1998                                           10,718.17                9,438.25
12/31/1998                                          13,124.92               11,831.28
3/31/1999                                           12,381.36               11,706.68
6/30/1999                                           13,790.87               13,674.01
9/30/1999                                           13,476.67               13,199.57
12/31/1999                                          17,112.63               18,395.40
3/31/2000                                           19,543.40               21,181.86
6/30/2000                                           18,388.78               19,718.31
9/30/2000                                           18,403.02               19,138.68
12/31/2000                                          15,340.24               15,435.54
3/31/2001                                           12,437.45               12,361.52
6/30/2001                                           14,657.65               14,994.99
9/30/2001                                           11,049.43               10,931.73
12/31/2001                                          13,304.30               13,763.26
2/28/2002                                           12,772.76               12,361.30
Average Annual Returns (%)
Inception                                          12/31/1996
1yr                                                       5yr  10 Year/Inception Date
-7.3                                                      5.4                    4.85
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may be
worth more or less than their original cost.
The total returns would have been lower had
certain expenses not been reimbursed during
the periods shown and do not include the
effect of taxes on distributions and
redemptions. Each performance figure assumes
purchase at the beginning and redemption at
the end of the stated period and reflects a
transaction fee of 50 bp on the purchase and
50 bp on the redemption. Transaction fees
are retained by the Fund to cover trading
costs. Past performance is not indicative of
future performance. Information is unaudited.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.0%
               AUTO & TRANSPORTATION -- 1.0%
        2,700  Dura Automotive Systems Inc*                                    33,750
        2,200  Frontier Airlines Inc*                                          46,332
          800  GulfMark Offshore Inc*                                          27,712
        1,200  Polaris Industries Inc                                          66,984
                                                                        -------------
                                                                              174,778
                                                                        -------------
               CONSUMER DISCRETIONARY -- 31.8%
        3,100  Action Performance Cos Inc*                                    126,015
        4,700  Activision Inc*                                                134,232
        2,500  Alliance Gaming Corp*                                           80,850
        3,100  AMC Entertainment Inc*                                          35,619
        2,600  Applebees International Inc                                     93,808
        5,500  Autozone Inc*                                                  364,980
        1,900  Bally Total Fitness Holdings Corp*                              32,205
        2,800  Blockbuster Inc                                                 66,080
        2,300  Blyth Industries Inc                                            49,151
        3,200  Callaway Golf Co                                                59,552
        3,600  Career Education Corp*                                         133,164
        2,000  Catalina Marketing Corp*                                        72,160
        1,100  CDW Computer Centers Inc*                                       58,080
        3,975  Chicos FAS Inc*                                                134,514
        1,000  Children's Place Retail Stores Inc*                             35,000
        3,800  Choice Hotels International Inc*                                79,420
        5,100  Circuit City Stores Inc                                         91,188
        1,700  Coach Inc*                                                      84,762
        3,100  Coinstar Inc*                                                   92,380
          700  Constellation Brands Inc, Class A*                              38,045
        1,300  Corinthian Colleges Inc*                                        59,566
        1,700  CoStar Group Inc*                                               30,668
        4,600  Cumulus Media Inc*                                              67,390
        4,463  Direct Focus Inc*                                              133,875
        1,800  Dollar Tree Stores Inc*                                         57,672
        3,400  EarthLink Inc*                                                  30,498
        2,300  Education Management Corp*                                      91,034
        2,100  Expedia Inc*                                                   117,390
        2,900  Exult Inc*                                                      31,784
        1,200  Fastenal Co                                                     89,688
        1,000  Fossil Inc*                                                     25,590

              See accompanying notes to the financial statements.              1

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        1,600  G TECH Holdings Corp*                                           85,344
        5,000  Herbalife International Inc                                     69,250
        2,450  Hot Topic Inc*                                                  56,913
        7,100  Ikon Office Solutions Inc                                       95,140
        3,100  International Flavors & Fragrances                             106,795
        2,000  ITT Educational Services Inc*                                   88,100
        3,200  Krispy Kreme Doughnuts Inc*                                    118,336
        4,100  Lightbridge Inc*                                                40,098
        2,400  Manpower Inc                                                    80,472
        2,100  Mohawk Industries Inc*                                         132,153
        8,500  MPS Group Inc*                                                  56,015
        2,100  MSC Industrial Direct Co*                                       44,289
        3,600  O'Reilly Automotive Inc*                                       118,980
        2,300  Oakley Inc*                                                     37,214
        5,400  Office Depot Inc*                                              102,654
        2,500  Outback Steakhouse Inc*                                         89,150
        4,600  Overture Services Inc*                                         139,196
        1,700  Panera Bread Co, Class A*                                       87,788
        1,700  Papa Johns International Inc*                                   44,047
        7,900  Petsmart Inc*                                                   84,451
        2,400  Pre-Paid Legal Services Inc*                                    60,120
        4,800  QRS Corp*                                                       48,336
        1,800  Readers Digest Association Inc                                  37,584
        1,300  Renaissance Learning Inc*                                       40,105
        1,200  Rent-A-Center Inc*                                              51,408
        3,400  Ross Stores Inc                                                122,604
        1,500  Salem Communications, Class A*                                  36,000
        2,200  SCP Pool Corp*                                                  65,450
       13,300  Service Corp International*                                     64,239
        3,600  Sonic Automotive Inc*                                           94,608
        1,800  Sonic Corp*                                                     48,096
        8,100  Spanish Broadcasting System*                                   100,764
          800  Tech Data Corp*                                                 36,640
        2,400  The Mens Wearhouse Inc*                                         58,944
        2,300  THQ Inc*                                                       103,638
        5,100  Topps Inc (The)*                                                48,909
        1,400  Wackenhut Corp*                                                 45,976
        1,900  Wackenhut Corrections Corp*                                     31,654
        1,900  West Corp*                                                      53,447
                                                                        -------------
                                                                            5,421,267
                                                                        -------------

              See accompanying notes to the financial statements.
2

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER STAPLES -- 2.4%
        6,300  NBTY Inc*                                                       93,492
        1,700  Performance Food Group Co*                                      63,393
       25,500  Rite Aid Corp*                                                  85,170
        1,400  RJ Reynolds Tobacco Holdings                                    91,910
        1,800  The Dial Corp                                                   30,240
        1,890  Vector Group Ltd                                                52,618
                                                                        -------------
                                                                              416,823
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 0.5%
        1,800  Semtech Corp*                                                   54,324
        1,000  Varian Semiconductor Equipment Associates Inc*                  34,020
                                                                        -------------
                                                                               88,344
                                                                        -------------
               FINANCIAL SERVICES -- 12.0%
        1,500  Advent Software Inc*                                            72,765
        2,400  Affiliated Computer Services Inc*                              117,384
        2,800  Astoria Financial Corp                                          83,468
        2,200  Brown & Brown Inc                                               76,934
        3,000  Commerce Bancorp Inc                                           124,800
        2,500  CompuCredit Corp*                                               13,275
        2,000  Deluxe Corp                                                     94,800
        4,000  Doral Financial Corp                                           137,360
        1,600  Federal Agric Mortgage Corp, Class C*                           69,984
        1,320  First Community Bancshares Inc                                  34,769
        2,100  Gallagher (Arthur J) and Co                                     73,206
        1,900  Greenpoint Financial Corp                                       83,600
        1,000  H&R Block Inc                                                   50,450
        1,600  John Nuveen and Co Inc, Class A                                 84,000
        3,700  Knight Trading Group Inc*                                       29,452
        4,849  Metris Companies Inc                                            78,942
        1,100  NCO Group Inc*                                                  27,533
        9,312  New York Community Bancorp Inc                                 273,214
        5,000  Roslyn Bancorp Inc                                             100,400
        5,800  S1 Corp*                                                        87,406
        2,100  Sandy Spring Bancorp Inc                                        65,604
          990  Sterling Bancorp                                                29,551
        1,000  Triad Guaranty Inc*                                             41,240
        2,900  UCBH Holdings Inc                                               96,541

              See accompanying notes to the financial statements.              3

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        7,800  Ventas Inc                                                      98,982
                                                                        -------------
                                                                            2,045,660
                                                                        -------------
               HEALTH CARE -- 18.4%
        1,900  Accredo Health Inc*                                             98,135
        4,600  AdvancePCS*                                                    146,832
        2,700  Albany Molecular Research Inc*                                  74,925
        2,000  American Healthways Inc*                                        37,880
        1,700  AmerisourceBergen Corp                                         115,090
        2,300  Aspect Medical Systems Inc*                                     22,908
        1,300  Barr Laboratories Inc*                                          88,725
        9,300  Beverly Enterprises Inc*                                        54,498
        7,300  Caremark Rx Inc*                                               127,385
        2,000  Cerner Corp*                                                    86,880
        1,700  Charles River Laboratories International Inc*                   50,422
        1,300  CIMA Labs Inc*                                                  29,861
        4,500  Covance Inc*                                                    79,875
        4,600  Cytyc Corp*                                                    107,916
        8,700  DaVita Inc*                                                    194,445
        5,000  Eclipsys Corp*                                                  74,000
        3,000  Endocare Inc*                                                   45,240
        1,700  Express Scripts Inc, Class A*                                   88,009
        1,000  Henry Schein Inc*                                               43,010
        1,400  ICN Pharmaceuticals Inc                                         38,990
        1,200  Integra LifeSciences Holdings*                                  33,720
        7,000  Interneuron Pharmaceuticals Inc*                                57,050
        1,600  Invitrogen Corp*                                                73,024
        2,200  Lifepoint Hospital Inc*                                         72,248
        2,500  Lincare Holdings Inc*                                           62,900
        2,500  Manor Care Inc*                                                 46,875
        3,600  Mid Atlantic Medical Services Inc*                              95,796
        2,600  Novoste Corp*                                                   17,420
        2,200  Omnicare Inc                                                    46,530
        3,000  Oxford Health Plans Inc*                                       109,050
        6,800  Perrigo Co*                                                     76,092
        5,400  Pharmaceutical Product Development Inc*                        168,264
        2,700  Pharmaceutical Resources Inc*                                   45,900
        2,300  Province Healthcare Co*                                         64,699
        3,100  Sangstat Medical Corp*                                          65,410
        2,600  Serologicals Corp*                                              39,182

4             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        6,500  Sicor Inc*                                                     104,000
        3,500  Telik Inc*                                                      35,525
        5,000  Theragenics Corp*                                               44,300
        6,600  Triangle Pharmaceuticals Inc*                                   37,092
        3,100  Universal Health Services, Class B*                            119,319
        5,100  Vertex Pharmaceuticals Inc*                                    111,231
                                                                        -------------
                                                                            3,130,653
                                                                        -------------
               MATERIALS & PROCESSING -- 5.3%
        5,100  Airgas Inc*                                                     89,760
        6,600  Apogee Enterprises Inc                                          74,250
        3,800  Dal Tile International Inc*                                     94,240
        2,500  Engelhard Corp                                                  71,925
        4,600  Freeport-McMoran Copper & Gold*                                 67,390
        2,000  Holly Corp                                                      37,600
        2,200  Intermagnetics General Corp*                                    51,546
        1,900  Ivex Packaging Corp*                                            41,781
          700  Jacobs Engineering Group*                                       47,215
        1,500  Mueller Industries Inc*                                         48,120
        4,000  Packaging Corp of America*                                      76,720
        1,900  Sealed Air Corp*                                                85,462
        2,600  Steel Dynamics Inc*                                             35,334
          900  Tennant Co                                                      31,725
        2,300  The Shaw Group Inc*                                             55,867
                                                                        -------------
                                                                              908,935
                                                                        -------------
               OTHER -- 1.0%
        2,500  Elcor Corp                                                      58,275
          340  Harbor Global Co Ltd                                             2,329
        3,200  Westwood One Inc*                                              114,464
                                                                        -------------
                                                                              175,068
                                                                        -------------
               OTHER ENERGY -- 2.1%
        2,000  CONSOL Energy Inc                                               46,500
        1,600  Equitable Resources Inc                                         52,288
        1,300  Frontier Oil Corp                                               23,790
        2,400  KEY Production Company Inc*                                     40,440
        2,000  Pogo Producing Co                                               54,000
        1,100  Stone Energy Corp*                                              40,557

              See accompanying notes to the financial statements.              5

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER ENERGY -- CONTINUED
        5,200  XTO Energy Inc                                                  97,968
                                                                        -------------
                                                                              355,543
                                                                        -------------
               PRODUCER DURABLES -- 5.8%
        1,825  Alliant Techsystems Inc*                                       171,386
        1,500  Centex Corp                                                     87,660
        5,000  Cohu Inc                                                       115,200
        1,600  Electro Scientific Industries*                                  51,136
        1,700  Engineered Support Systems                                      68,000
        1,500  FEI Co*                                                         42,975
        5,100  Headwaters Inc*                                                 68,748
        1,600  HON Industries Inc                                              43,376
        2,500  Itron Inc*                                                      62,875
        3,100  Lam Research Corp*                                              67,084
          600  NVR Inc*                                                       175,350
        3,500  Somera Communications Inc*                                      28,175
                                                                        -------------
                                                                              981,965
                                                                        -------------
               TECHNOLOGY -- 12.6%
        3,100  Adaptec Inc*                                                    35,340
        2,900  Advanced Fibre Communication*                                   47,125
        2,500  American Management Systems Inc*                                46,350
        1,500  Ametek Inc                                                      51,780
        2,700  Asiainfo Holdings Inc*                                          29,970
          700  Black Box Corp*                                                 32,900
        1,200  Caci International Inc*                                         40,740
        4,000  Ceridian Corp*                                                  74,400
        6,300  Ciber Inc*                                                      54,306
        5,200  Compuware Corp*                                                 59,332
        2,900  Electronics For Imaging Inc*                                    56,260
        2,300  Emulex Corp*                                                    74,658
        3,500  F5 Networks Inc*                                                76,475
        5,700  Fairchild Semiconductor Corp, Class A*                         146,775
        6,200  Harmonic Lightwaves Inc*                                        65,968
        2,700  Ingram Micro Inc*                                               41,175
        1,500  Internet Security Systems*                                      35,565
        5,500  Kopin Corp*                                                     40,260
        2,000  Kronos Inc*                                                     89,540
       11,500  Liberate Technologies Inc*                                      85,215

6             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        3,900  Microchip Technology Inc*                                      133,302
        3,400  Microsemi Corp*                                                 45,866
        7,100  Network Associates Inc*                                        168,412
        4,200  Numerical Technologies Inc*                                     56,112
        6,000  Parametric Technology Corp*                                     44,160
        1,900  Perot Systems Corp*                                             32,015
        3,700  Power Integrations Inc*                                         58,238
        2,200  Retek Inc*                                                      44,044
        3,600  Secure Computing Corp*                                          54,828
        1,600  Siliconix Inc*                                                  42,240
        3,500  Titan Corp*                                                     63,000
        3,000  Utstarcom Inc*                                                  60,750
        2,900  WebEx Communications*                                           33,118
        1,200  Zebra Technologies Corp*                                        61,788
        9,700  Zomax Inc*                                                      66,833
                                                                        -------------
                                                                            2,148,840
                                                                        -------------
               UTILITIES -- 1.1%
        1,600  Commonwealth Telephone Enterprises Inc*                         60,288
        5,600  General Communication Inc*                                      50,344
        2,200  PPL Corp                                                        71,742
                                                                        -------------
                                                                              182,374
                                                                        -------------

               TOTAL COMMON STOCKS (COST $14,931,531)                      16,030,250
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.1%
               CONSUMER DISCRETIONARY -- 0.1%
          403  Expedia Inc Warrants, Expires 2/04/09*                          10,478
                                                                        -------------
               HEALTH CARE -- 0.0%
        2,800  Endo Pharmaceutical Warrants, Expires 12/31/02*                  1,288
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $10,500)                        11,766
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 15.3%
               CASH EQUIVALENTS -- 12.6%
      445,083  Dreyfus Money Market Fund(a)                                   445,083

              See accompanying notes to the financial statements.              7

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CASH EQUIVALENTS -- CONTINUED
$     544,700  Fleet National Bank Note, 1.95%, due 4/30/02(a)                544,700
$     689,688  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(a)                                        689,688
      469,890  Merrimac Money Market Fund(a)                                  469,890
                                                                        -------------
                                                                            2,149,361
                                                                        -------------
               U.S. GOVERNMENT -- 0.6%
$     100,000  U.S. Treasury Bill, 1.83%, due 6/6/02(b)                        99,531
                                                                        -------------
               REPURCHASE AGREEMENTS -- 2.1%
$     358,612  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of $358,622
               and an effective yield of 1.02% collateralized by a
               U.S. Treasury Obligation with a rate of 7.125%,
               maturity date of 2/15/23 and market value, including
               interest of $367,671.                                          358,612
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,607,490)               2,607,504
                                                                        -------------
               TOTAL INVESTMENTS -- 109.4%
               (Cost $17,549,521)                                          18,649,520

               Other Assets and Liabilities (net) -- (9.4%)                (1,600,280)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  17,049,240
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

8             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $2,034,894 (cost $17,549,521) (Note 1)                    $18,649,520
   Receivable for investments sold                                787,653
   Dividends and interest receivable                                6,738
                                                              -----------
      Total assets                                             19,443,911
                                                              -----------

LIABILITIES:
   Payable for investments purchased                              190,696
   Payable upon return of securities loaned (Note 1)            2,149,361
   Payable for Fund shares repurchased                             15,843
   Payable to affiliate for (Note 2):
      Management fee                                                   85
      Shareholder service fee                                       1,954
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 6,633
   Accrued expenses                                                30,099
                                                              -----------
      Total liabilities                                         2,394,671
                                                              -----------
NET ASSETS                                                    $17,049,240
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $20,176,619
   Accumulated net realized loss                               (4,214,535)
   Net unrealized appreciation                                  1,087,156
                                                              -----------
                                                              $17,049,240
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $17,049,240
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,034,546
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     16.48
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $    73,458
   Interest (including securities lending income of $10,120)       29,886
                                                              -----------
      Total income                                                103,344
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         62,029
   Audit fees                                                      35,557
   Custodian and transfer agent fees                               21,147
   Registration fees                                                3,810
   Legal fees                                                         642
   Trustees fees (Note 2)                                              92
   Miscellaneous                                                    1,736
   Fees reimbursed by Manager (Note 2)                            (62,953)
                                                              -----------
                                                                   62,060
   Shareholder service fee (Note 2) - Class III                    28,195
                                                              -----------
      Net expenses                                                 90,255
                                                              -----------
         Net investment income                                     13,089
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (4,159,823)
      Closed futures contracts                                     30,175
                                                              -----------

         Net realized loss                                     (4,129,648)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               2,743,996
      Open futures contracts                                        3,118
                                                              -----------

         Net unrealized gain                                    2,747,114
                                                              -----------

      Net realized and unrealized loss                         (1,382,534)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(1,369,445)
                                                              ===========

10            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                             $    13,089       $     (42,232)
   Net realized gain (loss)                                  (4,129,648)         34,531,139
   Change in net unrealized appreciation (depreciation)       2,747,114         (53,340,993)
                                                            -----------       -------------
   Net decrease in net assets from operations                (1,369,445)        (18,852,086)
                                                            -----------       -------------
Distributions to shareholders from:
   Net investment income
      Class III                                                 (12,318)                 --
                                                            -----------       -------------
      Total distributions from net investment income            (12,318)                 --
                                                            -----------       -------------
   Net realized gains
      Class III                                              (1,633,992)        (40,402,971)
                                                            -----------       -------------
      Total distributions from net realized gains            (1,633,992)        (40,402,971)
                                                            -----------       -------------
                                                             (1,646,310)        (40,402,971)
                                                            -----------       -------------
   Net share transactions: (Note 5)
      Class III                                                 108,455         (58,078,212)
                                                            -----------       -------------
   Increase (decrease) in net assets resulting from net
    share transactions                                          108,455         (58,078,212)
                                                            -----------       -------------
      Total decrease in net assets                           (2,907,300)       (117,333,269)
NET ASSETS:
   Beginning of period                                       19,956,540         137,289,809
                                                            -----------       -------------
   End of period                                            $17,049,240       $  19,956,540
                                                            ===========       =============

              See accompanying notes to the financial statements.             11

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------------------
                                           2002        2001++          2000++          1999++          1998++
                                          -------  --------------  --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 19.08   $     168.70      $ 108.80        $ 122.80        $  98.20
                                          -------   ------------      --------        --------        --------

Income from investment operations:
   Net investment income (loss)              0.01+         (0.04)         0.10            0.30            0.50
   Net realized and unrealized gain
     (loss)                                 (1.12)        (37.26)        70.20           (9.80)          34.30
                                          -------   ------------      --------        --------        --------

      Total from investment operations      (1.11)        (37.30)        70.30           (9.50)          34.80
                                          -------   ------------      --------        --------        --------

Less distributions to shareholders:
   From net investment income                  --             --         (0.30)          (0.20)          (0.70)
   From net realized gains                  (1.49)       (112.32)       (10.10)          (4.30)          (9.50)
                                          -------   ------------      --------        --------        --------

      Total distributions                   (1.49)       (112.32)       (10.40)          (4.50)         (10.20)
                                          -------   ------------      --------        --------        --------
NET ASSET VALUE, END OF PERIOD            $ 16.48   $      19.08      $ 168.70        $ 108.80        $ 122.80
                                          =======   ============      ========        ========        ========
TOTAL RETURN(a)                             (6.36)%        (33.14)%       67.27%         (8.20)%         36.66%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $17,049   $     19,957      $137,290        $129,983        $399,613
   Net expenses to average daily net
     assets                                  0.48%          0.48%         0.48%           0.48%           0.48%
   Net investment income to average
     daily net assets                        0.07%         (0.09)%        0.09%           0.21%           0.47%
   Portfolio turnover rate                    118%           147%          122%            113%            132%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.33%          0.19%         0.11%           0.23%           0.24%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                    $  0.02   $       0.87           N/A             N/A             N/A

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemptions fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
+    Calculated using average shares oustanding throughout the period.
++ Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.

12            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 2500 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $2,034,894 collateralized by cash in the amount of $2,149,361, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2002, there were no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $379,334 and long-term capital gains -- $1,266,976.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $3,602,582 expiring in 2010. The Fund elected to defer to March 1, 2002 post-October losses of $557,147.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated          Accumulated
         Undistributed Net    Undistributed Net
         Investment Income      Realized Gain      Paid In Capital
         -----------------    -----------------    ---------------
               $(771)               $1,711              $(940)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase fee is offset by a corresponding cash redemption occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium charged by the Fund may be waived if the Manager determines the Fund is substantially underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      by the Fund as paid-in capital. For the year ended February 28, 2002, the Fund received $8,071 in purchase premiums and $15,820 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $92. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $21,478,187 and $23,368,819, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Appreciation
         --------------    ----------------    ----------------    --------------
          $19,617,170         $2,347,257         $(1,314,907)        $1,032,350

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 60.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Year Ended                    Year Ended
                                                 February 28, 2002             February 28, 2001*
                                              ------------------------    ----------------------------
                                               Shares        Amount         Shares          Amount
         Class III:                           ---------    -----------    -----------    -------------
         Shares sold                             99,465    $ 1,677,783         25,179    $   2,695,588
         Shares issued to shareholders in
           reinvestment of distributions         92,295      1,644,603      1,227,753       40,402,888
         Shares repurchased                    (203,137)    (3,213,931)    (1,020,834)    (101,176,688)
                                              ---------    -----------    -----------    -------------
         Net increase (decrease)                (11,377)   $   108,455        232,098    $ (58,078,212)
                                              =========    ===========    ===========    =============

         *                       Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FINANCIAL FUTURES

               Number of                                               Contract    Net Unrealized
               Contracts               Type         Expiration Date     Value       Depreciation
         ---------------------   -----------------  ---------------    --------    --------------

                 Buys
                    4            Russell 2000       March 2002         $938,900       $(12,843)

      At February 28, 2002, the Fund has sufficient cash and/ or securities to cover any commitments or margin on open futures contracts.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

7.    REVERSE STOCK SPLIT

      On December 11, 2000, the Trustees of the Fund approved a one for ten reverse stock split for Class III shares of the GMO Small Cap Growth Fund. The financial statements have been adjusted to reflect the reverse stock split. The reverse stock split did not result in a change to the value of the shareholder account balances.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 76.96% of distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of           During          Overseen       Directorships
       and Age         Held with Fund    Time Served     Past Five Years     by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administraion,                      Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of           During          Overseen       Directorships
       and Age         Held with Fund    Time Served     Past Five Years     by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President --     Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van
40 Rowes Wharf         and Chairman     1985            Otterloo & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                                     Term of
                                                  Office(3) and
        Name, Address,            Position(s)       Length of     Principal Occupation(s) During
            and Age              Held with Fund    Time Served            Past Five Years
-------------------------------  --------------   -------------   -------------------------------
Susan Randall Harbert            Chief            Since May       Member, Grantham, Mayo, Van
c/o GMO Trust                    Financial        1995            Otterloo & Co. LLC.
40 Rowes Wharf                   Officer and
Boston, MA 02110                 Treasurer of
Age: 44                          the Trust
Brent Arvidson                   Assistant        Since           Senior Fund Administrator --
c/o GMO Trust                    Treasurer of     September       Grantham, Mayo, Van Otterloo &
40 Rowes Wharf                   the Trust        1998            Co. LLC (September 1997 -
Boston, MA 02110                                                  present); Senior Financial
Age: 32                                                           Reporting Analyst, John Hancock
                                                                  Funds (1996 - 1997)
Scott Eston                      Chief            Since           Member, Grantham, Mayo, Van
c/o GMO Trust                    Financial        September       Otterloo & Co. LLC: Senior
40 Rowes Wharf                   Officer and      1997            Partner, Coopers & Lybrand
Boston, MA 02110                 Vice President                   (1987 - 1997).
Age: 46                          of the Trust
William R. Royer, Esq.           Vice President   Since May       General Counsel and Member,
c/o GMO Trust                    and Clerk of     1995            Grantham, Mayo, Van Otterloo &
40 Rowes Wharf                   the Trust                        Co. LLC
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.         Vice President   Since August    Associate General Counsel,
c/o GMO Trust                    and Secretary    1999            Grantham, Mayo, Van Otterloo &
40 Rowes Wharf                   of the Trust                     Co. LLC (June 1999 - present);
Boston, MA 02110                                                  Associate/Junior Partner, Hale
Age: 57                                                           and Dorr LLP (1991 - 1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO REIT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO REIT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo &Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO REIT Fund returned +13.7% during the fiscal year ended February 28, 2002. The MSCI REIT Index returned +16.3%, and the S&P 500 returned -9.5% during the same period.

REIT performance during 2001 was among the best of any industry in the domestic equity markets, continuing the relative outperformance that began in early 2000. As measured by the MSCI REIT Index, real estate securities performance was broadly positive as all but one of the traditional property sectors delivered positive returns, the lone exception being lodging. Only one sector, which includes wireless towers, underperformed the S&P 500.

Among major sectors, storage, regional malls, shopping centers, and retail factory outlets outperformed the benchmark, producing returns ranging from +29.7% to +45.1%. The storage sector rebounded primarily due to an abatement of construction that led to rising rents, while retail property owners benefited from relatively robust consumer spending and exceptionally low short-term interest rates that sustained earnings growth. Performance for the industrial, manufactured home, and diversified sectors was slightly below the benchmark average.

Office and apartments, the two largest sectors, underperformed with returns of +9.9% and +11.5%, respectively. Office and apartment companies suffered as tenant demand declined in the face of normal construction deliveries, which caused declining occupancy rates and lower than expected earnings growth. Hotels also experienced reduced demand as the economy slowed even though capacity additions were modest.

Fundamentals in most property markets deteriorated, led by markets that had previously experienced extraordinary investment by telecom and technology firms. Rents had spiked in those markets, but dropped back to trend and in some cases fell below. Property companies reacted to falling demand in two ways, by changing leasing strategies to concentrate on occupancy and by reducing new development starts. Year over year, office construction starts have declined by 54% and are below replacement levels, while industrial construction has declined 23% and retail 3%. Apartment construction has risen 4% amid a robust single-family housing construction market.

The Fund underperformed the MSCI REIT Index by 2.6% due to sector selection. Sector selection generated -3.6% of excess return while stock selection added 2.6% in the fiscal year, before fees and excluding cash. Compared to the MSCI REIT Index, sector allocations were positive in three cases and negative in nine. Stock selection was positive to relative performance in eight sectors. Stocks selected in the storage and shopping center sectors posted returns in excess of 45%. Stocks with higher yields and lower market capitalization led benchmark performance. All yield categories above 8% outperformed and all categories below underperformed, while all capitalization categories above $3.0 billion also underperformed.

GMO REIT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

The Division continues to reduce the number of issuers in the portfolio and to invest in companies based on fundamental analysis and active management techniques. Property sector weightings are determined by analyzing securities valuations by sector and assessing property market trends geographically. Stock selection uses three analytic models: 1) quality adjusted growth; 2) fundamental value; and 3) asset valuation. Manager judgment, which is crucial to final stock selection, considers quality and sustainability of cash flows, limiting capital structure risks, and quality of management. Due to the low volatility of REITs, we have implemented changes to the portfolio gradually and portfolio turnover is less than 25%.

OUTLOOK

Depending on the sector, property market fundamentals should bottom by late 2002 as the real estate markets lag the economic recovery. REIT earnings growth rates should remain slightly positive but will decelerate to the lowest growth rates in over 7 years. Commercial (non-public) construction starts will continue to decline throughout most of 2002 and the absorption of existing capacity will accelerate for most property types by year end. Expect longer periods of softness in markets that are especially sensitive to telecom and technology capital spending. Most other markets will experience rent growth near inflation.

Equity issuance has increased but is well below long-term trend and is less than 20% of peak annual issuance. REIT valuations remain attractive relative to market conditions and growth prospects and are at about fair value based on underlying asset values. Dividends are secure, yields remain high at 6.5%, and dividend growth should exceed 4%. Real estate securities will continue to deliver stable earnings, appealing real returns, and low volatility.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               REIT FUND-III
As Of: 2/28/2002
Date                                          GMO REIT Fund         MSCI REIT Index  S&P 500 Index
2/28/1996
5/31/1996                                         10,000.00               10,000.00      10,000.00
6/30/1996                                         10,140.00               10,187.47      10,038.15
9/30/1996                                         10,840.00               10,848.71      10,348.48
12/31/1996                                        12,807.97               13,015.23      11,211.05
3/31/1997                                         12,940.33               13,044.07      11,511.56
6/30/1997                                         13,551.20               13,686.65      13,521.29
9/30/1997                                         15,112.93               15,283.12      14,534.04
12/31/1997                                        15,286.59               15,433.27      14,951.43
3/31/1998                                         15,013.82               15,322.15      17,037.04
6/30/1998                                         14,184.14               14,649.04      17,599.64
9/30/1998                                         11,875.94               13,098.80      15,848.99
12/31/1998                                        11,562.98               12,824.38      19,224.33
3/31/1999                                         11,131.07               12,205.13      20,182.16
6/30/1999                                         12,365.11               13,414.79      21,604.65
9/30/1999                                         11,049.38               12,331.95      20,255.57
12/31/1999                                        11,023.94               12,240.76      23,269.43
3/31/2000                                         11,296.94               12,566.08      23,802.98
6/30/2000                                         12,661.93               13,869.47      23,170.77
9/30/2000                                         13,629.65               14,952.73      22,946.32
12/31/2000                                        14,202.10               15,522.78      21,150.90
3/31/2001                                         14,093.06               15,447.71      18,643.36
6/30/2001                                         15,674.10               17,134.95      19,734.47
9/30/2001                                         15,022.64               16,690.45      16,837.81
12/31/2001                                        15,581.31               17,514.56      18,636.95
2/28/2002                                         15,981.93               17,820.37      18,010.96
Average Annual Returns (%)
Inception                                         5/31/1996
1yr                                                     5yr  10 Year/Inception Date
13.73                                                  4.46                     8.5
Performance shown is net of all fees after
reimbursement from the manager. Returns and
net asset values of fund investments will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than
their original cost. The total returns
would have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENTS -- 95.2%
               COMMON STOCKS -- 9.5%
               DIVERSIFIED -- 1.8%
       95,000  Catellus Development Corp*                                   1,795,500
       11,500  Florida East Coast Industries                                  260,360
       50,000  St. Joe Co                                                   1,435,000
                                                                        -------------
                                                                            3,490,860
                                                                        -------------
               LODGING -- 3.4%
       25,000  Hilton Hotels Corp                                             321,500
       50,000  La Quinta Corp*                                                330,000
      160,000  Starwood Hotels and Resorts Worldwide Inc                    5,760,000
      270,000  Wyndham International Inc, Class A*                            189,000
                                                                        -------------
                                                                            6,600,500
                                                                        -------------
               OFFICE -- 4.3%
       58,500  Brookfield Properties Corp                                   1,069,380
      455,000  Trizec Hahn Corporation                                      7,257,250
                                                                        -------------
                                                                            8,326,630
                                                                        -------------

               TOTAL COMMON STOCKS (COST $23,447,814)                      18,417,990
                                                                        -------------
               REAL ESTATE INVESTMENT TRUSTS -- 85.7%
               APARTMENTS -- 14.9%
      132,500  Apartment Investment & Management Co, Class A                5,986,350
      135,000  Archstone-Smith Trust                                        3,493,800
       67,500  Avalonbay Communities Inc                                    3,114,450
       20,000  BRE Properties Inc                                             600,000
       50,000  Camden Property Trust                                        1,800,000
       70,000  Cornerstone Realty Income Trust                                756,700
      272,500  Equity Residential Properties Trust                          7,343,875
       20,500  Gables Residential Trust                                       613,770
       20,000  Mid America Apartment Community                                513,000
       32,000  Summit Properties Inc                                          701,440
      270,000  United Dominion Realty Trust Inc                             3,807,000
                                                                        -------------
                                                                           28,730,385
                                                                        -------------

              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               DIVERSIFIED -- 14.7%
       85,000  Chateau Communities Inc                                      2,452,250
       92,000  Colonial Properties Trust                                    3,046,120
      475,000  Crescent Real Estate Equities                                8,554,750
       85,000  Glenborough Realty Trust Inc                                 1,759,500
       25,000  iStar Financial Inc                                            678,250
       96,000  The Rouse Co                                                 2,862,720
      215,000  Vornado Realty Trust                                         8,987,000
                                                                        -------------
                                                                           28,340,590
                                                                        -------------
               INDUSTRIAL -- 6.6%
       60,000  AMB Property Corp                                            1,563,000
       55,000  Eastgroup Properties Inc                                     1,338,700
       95,000  First Industrial Realty Trust                                3,044,750
      130,000  Liberty Property Trust                                       3,913,000
      130,000  Prologis Trust                                               2,925,000
                                                                        -------------
                                                                           12,784,450
                                                                        -------------
               LODGING -- 3.8%
       90,000  Felcor Lodging Trust Inc                                     1,728,000
       45,000  Health Care Inc                                              1,224,000
       34,000  Hospitalities Properties Trust                               1,084,600
      294,000  Host Marriott Corp                                           3,175,200
                                                                        -------------
                                                                            7,211,800
                                                                        -------------
               OFFICE -- 30.8%
       55,000  Arden Realty Group Inc                                       1,413,500
       80,000  Bedford Property Investors                                   1,933,600
       50,000  Boston Properties Inc                                        1,883,500
      244,500  Brandywine Realty Trust                                      5,525,700
       50,000  CarrAmerica Realty Corp                                      1,490,000
       40,000  Corporate Office Properties                                    488,000
      264,000  Duke Realty Investments                                      6,283,200
      430,161  Equity Office Properties Trust                              12,345,621
      216,000  Highwood Properties Inc                                      5,786,640
       50,000  Kilroy Realty Corp                                           1,302,500
       62,800  Koger Equity Inc                                             1,091,464
      305,000  Mack-Cali Realty Corp                                        9,592,250

2             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OFFICE -- CONTINUED
       70,000  Parkway Properties Inc                                       2,338,000
      105,000  Prentiss Properties Trust                                    2,950,500
      135,000  Reckson Associates Realty Corp                               3,144,150
       36,000  Reckson Associates Realty Corp, Class B                        880,200
       25,000  SL Green Realty Corp                                           798,000
                                                                        -------------
                                                                           59,246,825
                                                                        -------------
               REGIONAL MALLS -- 9.9%
       86,000  CBL & Associates Properties Inc                              2,945,500
      115,000  General Growth Properties                                    4,830,000
       18,000  Glimcher Realty Trust                                          312,660
       52,200  JP Realty Inc                                                1,266,372
       62,500  Macerich Co                                                  1,709,375
       90,000  Mills Corp                                                   2,340,000
      185,000  Simon Property Group Inc                                     5,694,300
                                                                        -------------
                                                                           19,098,207
                                                                        -------------
               SELF STORAGE -- 0.9%
       35,700  Public Storage Inc                                           1,312,332
       12,500  Shurgard Storage Centers Inc                                   411,875
                                                                        -------------
                                                                            1,724,207
                                                                        -------------
               SHOPPING/POWER CENTER -- 4.1%
       30,600  Chelsea Property Group Inc                                   1,560,600
      225,000  Developers Diversified Realty Corp                           4,547,250
       49,000  JDN Realty Corp                                                600,740
       55,000  New Plan Excel Realty Trust                                  1,094,500
                                                                        -------------
                                                                            7,803,090
                                                                        -------------

               TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $156,694,417)    164,939,554
                                                                        -------------

               TOTAL REAL ESTATE INVESTMENTS (COST $180,142,231)          183,357,544
                                                                        -------------

              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 15.4%
               CASH EQUIVALENTS -- 10.3%
    3,055,453  Dreyfus Money Market Fund(a)                                 3,055,453
$   1,141,458  Fleet National Bank Note, 1.95%, due 4/30/02(a)              1,141,458
$   9,813,258  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(a)                                      9,813,258
    5,887,031  Merrimac Money Market Fund(a)                                5,887,031
                                                                        -------------
                                                                           19,897,200
                                                                        -------------
               REPURCHASE AGREEMENTS -- 5.1%
$     112,450  Morgan Stanley Dean Witter & Co. Repurchase Agreement,
               dated 2/28/02, due 3/01/02, with a maturity value of
               $112,453, and an effective yield of 1.03%,
               collateralized by a U.S. Treasury Note with a rate of
               6.75%, maturity date of 5/15/05, and a market value,
               including accrued interest of $122,417.                        112,450
$   9,630,845  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of
               $9,631,118, and an effective yield of 1.02%,
               collateralized by a U.S. Treasury Bond with a rate of
               11.25%, maturity date of 2/15/15, and a market value,
               including accrued interest of $9,829,196.                    9,630,845
                                                                        -------------
                                                                            9,743,295
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $29,640,495)             29,640,495
                                                                        -------------
               TOTAL INVESTMENTS -- 110.6%
               (Cost $209,782,726)                                        212,998,039

               Other Assets and Liabilities (net) -- (10.6%)              (20,391,743)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 192,606,296
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

4             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $18,939,631 (cost $209,782,726) (Note 1)                  $212,998,039
   Receivable for Fund shares sold                                  21,565
   Dividends and interest receivable                               102,246
                                                              ------------
      Total assets                                             213,121,850
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               481,600
   Payable upon return of securities loaned (Note 1)            19,897,200
   Payable for Fund shares repurchased                              12,145
   Payable to affiliate for (Note 2):
      Management fee                                                71,212
      Shareholder service fee                                       21,850
   Accrued expenses                                                 31,547
                                                              ------------
      Total liabilities                                         20,515,554
                                                              ------------
NET ASSETS                                                    $192,606,296
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $212,654,395
   Accumulated undistributed net investment income               6,209,202
   Accumulated net realized loss                               (29,472,614)
   Net unrealized appreciation                                   3,215,313
                                                              ------------
                                                              $192,606,296
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $192,606,296
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    17,236,512
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      11.17
                                                              ============

              See accompanying notes to the financial statements.              5

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $18,353)            $ 8,884,522
   Interest (including securities lending income of $23,285)      209,442
                                                              -----------
      Total income                                              9,093,964
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        836,718
   Audit fees                                                      38,237
   Custodian and transfer agent fees                               24,589
   Legal fees                                                       6,836
   Trustees fees (Note 2)                                           2,001
   Registration fees                                                1,601
   Miscellaneous                                                    3,545
   Fees reimbursed by Manager (Note 2)                            (74,788)
                                                              -----------
                                                                  838,739
   Shareholder service fee (Note 2) -- Class III                  232,422
                                                              -----------
      Net expenses                                              1,071,161
                                                              -----------
         Net investment income                                  8,022,803
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized loss on investments                            (1,508,670)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                14,307,314
                                                              -----------

      Net realized and unrealized gain                         12,798,644
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $20,821,447
                                                              ===========

6             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  8,022,803       $  7,724,840
   Net realized loss                                         (1,508,670)        (4,969,800)
   Change in net unrealized appreciation (depreciation)      14,307,314         33,053,284
                                                           ------------       ------------
   Net increase in net assets from operations                20,821,447         35,808,324
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (7,471,215)        (6,731,698)
                                                           ------------       ------------
      Total distributions from net investment income         (7,471,215)        (6,731,698)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              45,835,735        (16,163,879)
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       45,835,735        (16,163,879)
                                                           ------------       ------------
      Total increase in net assets                           59,185,967         12,912,747
NET ASSETS:
   Beginning of period                                      133,420,329        120,507,582
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $6,209,202 and $6,613,631,
    respectively)                                          $192,606,296       $133,420,329
                                                           ============       ============

              See accompanying notes to the financial statements.              7

GMO REIT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2002      2001      2000      1999      1998
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.31  $   8.26  $   9.13  $  12.92  $  12.62
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.56+     0.60      0.51+     0.51+     0.53
   Net realized and unrealized gain
     (loss)                                   0.84      1.92     (0.87)    (3.36)     1.26
                                          --------  --------  --------  --------  --------

      Total from investment operations        1.40      2.52     (0.36)    (2.85)     1.79
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.54)    (0.47)    (0.51)    (0.19)    (0.60)
   From net realized gains                      --        --        --     (0.75)    (0.89)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.54)    (0.47)    (0.51)    (0.94)    (1.49)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  11.17  $  10.31  $   8.26  $   9.13  $  12.92
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              13.73%    30.86%    (4.69)%   (23.27)%    14.29%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $192,606  $133,420  $120,508  $143,129  $374,774
   Net expenses to average daily net
     assets                                   0.69%     0.69%     0.69%     0.69%     0.69%
   Net investment income to average
     daily net assets                         5.18%     5.85%     5.64%     4.60%     4.10%
   Portfolio turnover rate                       6%       11%       13%       59%       86%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.05%     0.05%     0.06%     0.26%     0.26%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.

8             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO REIT Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in or exposure to real estate investment trusts ("REIT"), which are managed vehicles that invest in real estate, real estate-related assets and other real estate related companies. The Fund's benchmark is the Morgan Stanley REIT Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $18,939,631, collateralized by cash in the amount of $19,897,200, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $7,471,215.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $6,209,208 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $8,368,927, $15,979,464, $3,875,337 and $323,175 expiring in
      2007, 2008, 2009 and 2010, respectively.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the classifications of distributions of REIT securities. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed        Paid In
         Investment Income    Realized Gain        Capital
         -----------------  -----------------  ---------------
             $(956,017)         $956,017          $      --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares and a redemption fee in connection with the sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases and fee on redemptions of Fund shares was .50% of the amount invested or redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 through October 13, 2000, the Fund received $41,663 in purchase premiums, and $142,576 in redemption fees. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $2,001. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $50,731,250 and $8,707,561, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $210,708,438     $15,541,608       $(13,252,007)     $2,289,601

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 25.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                     5,244,492  $ 56,043,036   1,380,513  $ 12,851,599
         Shares issued to shareholders
           in reinvestment of distributions                451,024     4,887,978     480,290     4,620,387
         Shares repurchased                             (1,401,885)  (15,095,279) (3,499,852)  (33,635,865)
                                                        ----------  ------------  ----------  ------------
         Net increase (decrease)                         4,293,631  $ 45,835,735  (1,639,049) $(16,163,879)
                                                        ==========  ============  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS
OF GMO REIT FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO REIT Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall                                  Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Harbert                                        Financial
c/o GMO Trust                                  Officer and
40 Rowes Wharf                                 Treasurer of
Boston, MA 02110                               the Trust
Age: 44
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer,                              Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
Esq.                                           and Clerk of                    Otterloo & Co. LLC
c/o GMO Trust                                  the Trust
40 Rowes Wharf
Boston, MA 02110
Age: 36
Elaine M. Hartnett,                            Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
Esq.                                           and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
c/o GMO Trust                                  of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
40 Rowes Wharf                                                                 (1991 - 1999).
Boston, MA 02110
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Value Fund returned +13.4% for the fiscal year ended February 28, 2002, as compared to +11.5% for the Russell 2500 Value Index and -9.5% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

For the fiscal year, value stocks outperformed growth stocks across all market capitalization bands, with small cap value stocks outperforming small cap growth stocks by over 25%. The top performing sectors in the Russell 2500 Value Index were consumer discretionary, consumer staples, financial services, and integrated oil. Technology and energy sectors were the weakest performers.

The Fund's outperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund's underweight position in the weak-performing technology, utility, and energy sectors had the biggest impact, contributing over 1.3% to relative performance. An overweight position in the consumer discretionary sector, specifically among retail companies, also added value. The Fund benefited from strong stock selection, most notably among technology stocks, which added 2.4% over the benchmark. Good selection among producer durable and auto/transportation stocks also added value.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 50% weight; price to normalized earnings, with a 30% weight; and momentum, with a 20% weight. The Fund's value investment disciplines contributed to the Fund's strong relative performance, with the price to intrinsic value discipline contributing the most alpha. The momentum discipline detracted from performance for the period.

OUTLOOK

Although small cap value stocks have posted a significant recovery relative to small cap growth stocks, we believe that value stocks still have further recovery potential relative to growth stocks. We believe that our process of combining value and momentum disciplines in the Small Cap Value Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the producer durables, consumer discretionary, and auto/transportation sectors, and underweight positions in the financial services and utilities sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  SMALL CAP VALUE FUND-III
As Of: 2/28/2002
Date                                                          GMO SMALL CAP            RUSSELL 2500    RUSSELL 2500
                                                                 VALUE FUND             VALUE INDEX  VALUE + INDEX*
2/29/1992                                                          9,950.00               10,000.00       10,000.00
3/31/1992                                                          9,860.52                9,880.50        9,679.99
6/30/1992                                                          9,869.51                9,864.09        9,240.55
9/30/1992                                                         10,085.89               10,158.27        9,492.70
12/31/1992                                                        11,116.16               11,379.18       10,784.50
3/31/1993                                                         12,048.60               12,407.28       11,295.96
6/30/1993                                                         12,214.18               12,638.87       11,532.80
9/30/1993                                                         12,911.31               13,428.49       12,349.83
12/31/1993                                                        13,356.72               13,575.74       12,569.86
3/31/1994                                                         13,221.80               13,361.77       12,291.14
6/30/1994                                                         12,796.75               13,234.32       11,856.99
9/30/1994                                                         13,931.51               13,871.71       12,718.35
12/31/1994                                                        13,868.84               13,398.37       12,447.81
3/31/1995                                                         14,715.79               14,237.59       13,367.46
6/30/1995                                                         15,736.93               15,502.85       14,559.31
9/30/1995                                                         17,257.75               16,741.95       15,958.12
12/31/1995                                                        17,651.58               17,385.65       16,394.18
3/31/1996                                                         18,706.98               18,171.59       17,353.80
6/30/1996                                                         19,342.89               18,729.23       18,076.32
9/30/1996                                                         19,851.18               19,310.05       18,483.54
12/31/1996                                                        21,209.82               21,246.22       19,512.11
3/31/1997                                                         21,044.98               21,418.52       19,669.20
6/30/1997                                                         24,299.56               24,454.26       22,456.34
9/30/1997                                                         27,838.51               27,498.59       25,250.50
12/31/1997                                                        27,514.29               28,277.61       25,968.66
3/31/1998                                                         30,580.35               30,976.06       28,446.77
6/30/1998                                                         29,546.63               29,867.00       27,425.80
9/30/1998                                                         24,136.47               24,947.87       22,907.16
12/31/1998                                                        27,523.08               27,733.87       25,467.47
3/31/1999                                                         24,847.82               25,514.58       23,427.59
6/30/1999                                                         29,380.42               29,602.01       27,179.03
9/30/1999                                                         26,745.11               27,044.27       24,828.63
12/31/1999                                                        28,335.21               28,147.86       25,842.36
3/31/2000                                                         29,116.72               29,461.10       27,050.20
6/30/2000                                                         28,927.54               29,285.90       26,888.10
9/30/2000                                                         31,258.38               31,302.39       28,738.99
12/31/2000                                                        33,722.19               33,998.98       31,214.76
3/31/2001                                                         33,160.56               33,328.32       30,597.23
6/30/2001                                                         36,244.39               36,669.20       33,664.34
9/30/2001                                                         31,992.06               32,090.40       29,460.75
12/31/2001                                                        37,063.80               37,310.49       34,253.08
2/28/2002                                                         38,184.60               38,123.23       34,999.22
Average Annual Returns (%)
Inception
1yr                                                                     5yr  10 Year/Inception Date
12.26                                                                 11.72                   14.34
Performance shown is net of all fees after reimbursement
from the manager. Returns and net asset values of fund
investments will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their
original cost. The total returns would have been lower
had certain expenses not been reimbursed during the periods
shown and do not include the effect of taxes on
distributions
and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and
50 bp on the redemption. Transaction fees are retained by
the Fund to cover trading costs. Past performance is not
indicative of future performance. Information is unaudited.
* The Russell 2500 Value + Index is comprised of
the Russell 2500 Index from 12/31/91 to 12/31/96
and the Russell 2500 Value Index from 12/31/96 to the
present.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.2%
               AUTO & TRANSPORTATION -- 7.0%
       46,400  Airborne Inc                                                  838,912
        8,200  American Axle & Manufacturing Holdings Inc*                   218,940
       42,225  Arctic Cat Inc                                                753,716
       35,150  ArvinMeritor Inc                                              990,878
       36,200  Autoliv Inc                                                   856,130
       11,600  Bandag Inc                                                    423,980
       20,400  Borg Warner Automotive Inc                                  1,227,060
       26,700  CNF Transportation Inc                                        827,967
       33,300  Continental Airlines Inc, Class B*                          1,048,950
       73,400  Dana Corp                                                   1,365,240
       65,800  Dura Automotive Systems Inc*                                  822,500
       26,200  Fleetwood Enterprises Inc                                     261,476
       54,400  Goodyear Tire & Rubber Co                                   1,496,000
       31,182  Heartland Express Inc*                                        702,530
       40,300  Lear Corp*                                                  1,801,410
       12,200  Modine Manufacturing Co                                       329,278
       28,000  Navistar International Corp                                 1,190,560
       36,300  Northwest Airlines Corp*                                      578,622
        6,700  Oglebay Norton Co                                              83,415
       35,900  Paccar Inc                                                  2,582,287
       16,200  Polaris Industries Inc                                        904,284
       22,150  Smith (AO) Corp, Class B                                      508,342
       14,900  Superior Industries International Inc                         670,500
       16,200  TBC Corp*                                                     218,700
       38,300  UAL Corp                                                      491,006
       37,600  Visteon Corp                                                  533,168
       14,200  Yellow Corp*                                                  329,440
                                                                        ------------
                                                                          22,055,291
                                                                        ------------
               CONSUMER DISCRETIONARY -- 21.6%
       26,700  4Kids Entertainment Inc*                                      436,545
        8,700  Action Performance Cos Inc*                                   353,655
       14,800  Amerco*                                                       255,300
       55,400  American Greetings Corp                                       762,858
       34,000  Applebees International Inc                                 1,226,720
      135,100  Autonation Inc*                                             1,687,399
       54,500  Autozone Inc*                                               3,616,620
       25,350  Banta Corp                                                    846,183

              See accompanying notes to the financial statements.              1

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       11,000  Barnes & Noble Inc*                                           340,890
       21,400  Black and Decker Corp                                       1,037,900
       12,300  Blockbuster Inc                                               290,280
       31,900  Bob Evans Farms Inc                                           884,587
       15,800  Borders Group Inc*                                            337,962
       50,000  Bowne and Co Inc                                              625,000
       26,540  Burlington Coat Factory Warehouse                             481,436
       34,600  Callaway Golf Co                                              643,906
       11,900  Casella Waste Systems Inc, Class A*                           149,345
       32,300  Catalina Marketing Corp*                                    1,165,384
       26,100  CBRL Group Inc                                                801,009
       38,600  Circuit City Stores Inc                                       690,168
       15,200  Circuit City Stores Inc-CarMax Group*                         406,448
       24,400  Consolidated Graphics Inc*                                    454,328
        8,900  Constellation Brands Inc, Class A*                            483,715
       10,900  CPI Inc                                                       168,950
       16,300  CSK Auto Corp*                                                133,660
        6,100  CSS Industries Inc*                                           179,950
       22,600  Cumulus Media Inc*                                            331,090
       57,400  dELiA's Corp*                                                 405,818
       60,500  Dillard's Inc                                               1,216,050
       22,400  Dollar Thrifty Automotive Group Inc*                          380,800
       21,500  Dover Downs Entertainment Inc                                 333,680
       12,600  Dress Barn Inc*                                               359,604
       41,300  EarthLink Inc*                                                370,461
       20,200  Fastenal Co                                                 1,509,748
       28,800  Furniture Brands International Inc*                         1,098,720
       32,300  G TECH Holdings Corp*                                       1,722,882
       12,600  Global Sports Inc*                                            200,970
       33,700  Goody's Family Clothing Inc*                                  149,965
       16,600  Group 1 Automotive Inc*                                       622,998
       52,900  Hasbro Inc                                                    756,999
       21,000  Hollywood Entertainment Corp*                                 298,200
      123,300  Ikon Office Solutions Inc                                   1,652,220
       27,900  International Flavors & Fragrances                            961,155
       62,300  Intimate Brands Inc                                         1,204,259
       13,700  Jones Apparel Group Inc*                                      488,542
       27,700  Kelly Services, Class A                                       699,979
       44,800  Liz Claiborne Inc                                           1,357,888
       85,000  Lone Star Steakhouse and Saloon Inc                         1,676,200

2             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       36,500  Luby's Cafeterias Inc*                                        235,790
       13,650  Marcus Corp                                                   211,575
       21,500  Maytag Corp                                                   858,495
       10,000  Michaels Stores Inc*                                          298,000
        5,600  Midway Games Inc*                                              65,576
       29,600  Mohawk Industries Inc*                                      1,862,728
       17,800  Movie Gallery Inc*                                            235,672
        5,200  Navigant International Inc*                                    72,800
       24,800  Neiman Marcus Group Inc, Class A*                             864,776
       55,300  Nu Skin Enterprises Inc*                                      553,000
      138,300  Office Depot Inc*                                           2,629,083
      108,700  OfficeMax Inc*                                                440,235
       35,100  Outback Steakhouse Inc*                                     1,251,666
       11,100  Payless ShoeSource Inc*                                       659,784
       16,900  Penn National Gaming Inc*                                     602,485
       28,100  Petsmart Inc*                                                 300,389
       15,200  Phillips Van Heusen                                           220,248
       23,400  Pittston Brinks Group                                         543,582
       49,400  Prime Hospitality Corp*                                       578,474
        7,300  ProQuest Co*                                                  262,800
       17,700  QRS Corp*                                                     178,239
       31,000  R.R. Donnelley and Sons                                       886,910
       49,400  Ross Stores Inc                                             1,781,364
       20,500  Russell Corp                                                  315,085
       44,000  Ryan's Family Steak Houses Inc*                               989,560
       92,400  Saks Inc*                                                   1,062,600
       37,800  Salton Inc*                                                   763,560
      238,000  Service Corp International*                                 1,149,540
       61,400  Servicemaster Co                                              833,198
       87,300  Sinclair Broadcast Group, Class A*                          1,004,823
       23,300  Snap-On Inc                                                   802,685
       11,500  Sonic Automotive Inc*                                         302,220
       59,100  Spherion Corp*                                                549,630
       52,500  Spiegel Inc, Class A                                          131,250
       16,000  Stanley Works                                                 806,880
       59,100  Steven Madden Ltd*                                            886,500
       47,500  Stewart Enterprises Inc*                                      262,200
       11,000  Sylvan Learning Systems Inc*                                  282,700
       23,000  Tech Data Corp*                                             1,053,400
       20,800  The Pep Boys - Manny, Moe & Jack                              291,616

              See accompanying notes to the financial statements.              3

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       20,300  Ticketmaster*                                                 487,200
       49,600  Transportation World Entertainment Corp*                      361,088
       11,000  United Natural Foods Inc*                                     260,920
       15,900  United Stationers Inc*                                        624,075
       10,700  Urban Outfitters Inc*                                         253,590
       10,800  VF Corp                                                       454,140
       29,600  Wackenhut Corp*                                               972,064
       19,600  Wallace Computer Services                                     366,128
       23,400  West Marine Inc*                                              496,080
                                                                        ------------
                                                                          67,614,829
                                                                        ------------
               CONSUMER STAPLES -- 4.4%
        3,800  American Italian Pasta Co*                                    171,114
        8,000  Dean Foods Co*                                                573,360
       17,100  Dole Food Co                                                  504,963
        2,700  Farmer Brothers Co                                            774,090
       28,500  Fleming Cos Inc                                               464,550
       21,200  Hormel Foods Corp                                             580,244
       31,500  Ingles Markets Inc, Class A                                   362,250
       29,000  Interstate Bakeries Corp                                      731,670
       15,800  NBTY Inc*                                                     234,472
        4,000  Pathmark Stores Inc*                                           95,040
       64,300  PepsiAmericas Inc                                             882,196
      123,900  Rite Aid Corp*                                                413,826
       18,100  RJ Reynolds Tobacco Holdings                                1,188,265
       16,000  Ruddick Corp                                                  242,080
          860  Seaboard Corp                                                 240,800
       29,800  Smithfield Foods Inc*                                         736,060
       16,500  Standard Commercial Corp                                      308,550
       66,500  Supervalu Inc                                               1,725,675
      162,997  Tyson Foods Inc, Class A                                    2,117,331
       16,400  Universal Corp                                                602,208
       15,500  UST Inc                                                       540,330
        5,300  Vector Group Ltd                                              147,552
       24,900  Wild Oats Markets Inc.*                                       200,445
                                                                        ------------
                                                                          13,837,071
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 0.2%
       27,200  ANADIGICS Inc*                                                257,584

4             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT -- CONTINUED
       11,600  Inter-Tel Inc                                                 191,400
       18,800  Kulicke & Soffa Industries*                                   331,256
                                                                        ------------
                                                                             780,240
                                                                        ------------
               FINANCIAL SERVICES -- 25.9%
       20,100  Allmerica Financial Corp                                      873,948
       23,200  American Financial Group Inc                                  610,624
       10,800  American National Insurance Co                                963,468
       59,200  Annaly Mortgage Management Inc                                964,960
       17,600  Argonaut Group Inc                                            352,880
       19,500  Associated Banc Corp                                          714,870
       47,100  Associated Estates Realty Capital                             467,232
       15,600  Astoria Financial Corp                                        465,036
       17,900  Baldwin and Lyons Inc, Class B                                380,375
       57,000  BankAtlantic Bancorp Inc                                      651,510
       15,800  BankUnited Financial Corp*                                    240,950
       20,107  BOK Financial Corp*                                           641,614
       85,000  Boykin Lodging Co, REIT                                       726,750
       54,900  Capstead Mortgage Corp                                        936,045
      101,100  Carreker Corp*                                                736,008
       36,300  Cash American Investments Inc                                 286,770
       10,700  Coastal Bancorp Inc                                           337,050
       49,400  Colonial BancGroup Inc                                        704,938
        9,258  Commerce Bancshares Inc                                       386,429
       21,400  Commerce Group Inc                                            795,866
       19,700  Commercial Federal Corp                                       492,500
       60,200  Commercial Net Lease Realty                                   788,620
       52,800  Compass Bankshares Inc                                      1,581,360
      197,700  Conseco Inc*                                                  741,375
       49,715  Corrections Corporation Of America*                           803,394
        4,600  Corus Bancshares Inc                                          222,410
       17,499  Delphi Financial Group Inc                                    650,788
       46,200  Deluxe Corp                                                 2,189,880
       25,500  Developers Diversified Realty Corp, REIT                      515,355
       28,900  Doral Financial Corp                                          992,426
       16,400  Dun & Bradstreet Corp*                                        642,880
       33,500  Edwards (AG) Inc                                            1,368,475
       29,900  Electro Rent Corp*                                            402,155
       44,500  Entertainment Properties Trust, REIT                          914,475
       84,200  Equity Inns Inc                                               630,658

              See accompanying notes to the financial statements.              5

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       15,900  Erie Indemnity Co, Class A                                    624,552
       93,664  Felcor Lodging Trust Inc, REIT                              1,798,349
       39,987  Fidelity National Financial Inc                             1,060,455
       14,100  First Bancorp Puerto Rico                                     393,390
        5,700  First Citizens Bancshares, Class A                            570,000
        8,900  First Tennessee National Corp                                 307,050
       40,000  Fremont General Corp                                          211,200
       18,803  Glimcher Realty Trust, REIT                                   326,608
        9,100  Global Payments Inc                                           278,187
        8,900  Greenpoint Financial Corp                                     391,600
       43,000  Health Care Inc                                             1,169,600
       34,800  Healthcare Realty Trust Inc, REIT                             991,800
       26,100  Hibernia Corp, Class A                                        480,240
       26,162  Highwood Properties Inc, REIT                                 700,880
       28,001  Hospitalities Properties Trust, REIT                          893,232
      226,800  HRPT Properties Trust, REIT                                 1,930,068
       15,400  Hudson United Bancorp                                         472,780
       62,000  Huntington Bancshares Inc                                   1,143,900
       17,100  IndyMac Bancorp Inc*                                          420,318
       55,400  Innkeepers USA Trust                                          570,066
       36,700  Interactive Data Corp*                                        596,375
       31,500  Interpool Inc                                                 554,400
       55,200  IRT Property Co                                               604,440
       50,525  iStar Financial Inc, REIT                                   1,370,743
       20,900  JP Realty Inc, REIT                                           507,034
       18,400  Kansas City Life Insurance Co                                 666,080
       52,400  Knight Trading Group Inc*                                     417,104
       17,200  Koger Equity Inc                                              298,936
      203,300  La Quinta Corp*                                             1,341,780
       43,800  Lasalle Hotel Properties                                      615,390
       24,900  Lexington Corporate Properties Trust                          381,966
       15,506  Mack-Cali Realty Corp, REIT                                   487,664
       14,300  Mercury General Corp                                          617,760
       96,000  Meristar Hospitality Corp, REIT                             1,554,240
       31,000  Metris Companies Inc                                          504,680
       20,100  Mony Group Inc                                                793,548
       53,800  National Health Investors                                     720,920
       24,400  Nationwide Financial Service, Class A                         987,712
       30,100  Nationwide Health Properties Inc                              583,037
       23,600  New Century Financial Corp                                    374,060

6             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       97,689  New Plan Excel Realty Trust, REIT                           1,944,011
       11,650  New York Community Bancorp Inc                                341,811
       16,600  Ohio Casualty Corp*                                           311,084
       40,500  Old Republic International Corp                             1,294,380
       37,700  Pacific Century Financial Corp                                954,564
       29,850  PMI Group Inc                                               2,114,872
       19,956  Prentiss Properties Trust, REIT                               560,764
       22,900  Presidential Life Corp                                        474,717
       31,800  Prime Group Realty Trust                                      296,058
       41,200  Protective Life Corp                                        1,279,672
       10,200  Public Storage Inc, REIT                                      374,952
       41,200  R & G Financial Corp, Class B                                 865,200
       20,600  Radian Group Inc                                              961,402
       25,175  Raymond James Financial Corp                                  800,565
       26,840  Republic Bancorp Inc                                          332,816
       86,300  RFS Hotel Investors Inc, REIT                               1,198,707
       33,600  Riggs National Corp                                           485,184
        3,743  RLI Corp                                                      185,279
       33,900  Ryder System Inc                                              952,590
       24,000  S1 Corp*                                                      361,680
       53,500  Safeco Corp                                                 1,816,325
       20,700  Selective Insurance Group                                     475,893
       44,500  Senior Housing Properties Trust, REIT                         605,200
      187,396  Sovereign Bancorp Inc                                       2,374,307
       24,500  Sovran Self Storage, REIT                                     708,295
       10,157  Storage USA Inc, REIT                                         437,056
        8,000  Student Loan Group                                            724,320
       18,900  Thornburg Mortgage Inc                                        374,220
        8,600  Torchmark Corp                                                345,634
        8,300  U.S. Restaurant Properties Inc                                103,833
       34,900  UICI*                                                         490,345
       11,056  UMB Financial Corp                                            440,250
       20,800  United Dominion Realty Trust Inc, REIT                        293,280
        9,100  Value Line Inc                                                424,060
       26,505  Washington Federal Inc                                        687,540
        6,700  Wintrust Financial Corp.                                      218,219
       35,400  WSFS Financial Corp                                           614,190
                                                                        ------------
                                                                          81,109,493
                                                                        ------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- 3.1%
       86,300  Beverly Enterprises Inc*                                      505,718
        5,300  Bio-Rad Laboratories Inc Class A*                             346,885
       19,650  Dentsply International Inc                                    651,791
       65,510  Health Net Inc*                                             1,587,962
       36,900  Healthsouth Corp*                                             439,479
       75,100  Humana Inc*                                                   983,810
       29,200  ICN Pharmaceuticals Inc                                       813,220
        9,600  Igen International Inc*                                       403,008
       13,400  Kendle International Inc*                                     194,300
       44,200  Manor Care Inc*                                               828,750
       40,200  Pacificare Health Systems Inc*                                592,950
        6,400  Pediatrix Medical Group Inc*                                  247,360
       35,500  PSS World Medical Inc*                                        317,725
       36,900  Res-Care Inc*                                                 301,473
       29,200  Sierra Health Services Inc*                                   318,280
       21,900  Telik Inc*                                                    222,285
       14,500  Theragenics Corp*                                             128,470
       48,500  U.S. Oncology Inc*                                            392,850
       19,600  Versicor Inc*                                                 354,760
                                                                        ------------
                                                                           9,631,076
                                                                        ------------
               MATERIALS & PROCESSING -- 10.8%
       27,500  Airgas Inc*                                                   484,000
       73,600  AK Steel Holding Corp                                       1,029,664
       20,800  Albemarle Corp                                                493,168
       30,900  Allegheny Technologies Inc                                    482,349
       11,700  Apogee Enterprises Inc                                        131,625
       35,500  Ashland Inc                                                 1,540,345
        8,400  Ball Corp                                                     355,236
       12,400  Barnes Group Inc                                              287,680
        8,700  Bemis Co                                                      495,552
       15,200  Carpenter Technology Corp                                     365,408
       29,300  Cleveland Cliffs Inc                                          490,189
       12,700  Commercial Metals Co                                          462,915
       28,500  CompX International Inc                                       370,500
        8,700  CoorsTek Inc*                                                 246,645
        6,800  Corn Products International Inc                               209,100
       24,300  Cytec Industries Inc*                                         659,745
       68,800  Engelhard Corp                                              1,979,376
       12,850  Ferro Corp                                                    343,866

8             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
        9,900  Fuller (HB) Co                                                264,132
       15,100  Great Lakes Chemical Corp                                     355,605
       21,800  Greif Brothers Corp                                           724,850
       17,100  Harsco Corp                                                   634,752
       52,900  Hercules Inc*                                                 661,250
       24,000  Holly Corp                                                    451,200
       48,300  IMC Global Inc                                                642,390
       48,100  Lafarge Corp                                                1,988,454
       39,400  Louisiana Pacific Corp                                        397,546
       22,400  Lubrizol Corp                                                 736,960
       59,800  Lyondell Petro Chemical Co                                    934,674
       31,700  Millenium Chemicals Inc                                       432,705
       17,800  Mueller Industries Inc*                                       571,024
       24,700  Nucor Corp                                                  1,395,550
       28,800  Olin Corp                                                     486,432
       51,900  Owens Illinois Inc*                                           761,892
       27,100  PolyOne Corp                                                  271,000
       15,500  Quanex Corp                                                   461,900
       23,900  Rock-Tenn Co, Class A                                         465,572
       30,300  RPM Inc                                                       506,010
       16,000  Sealed Air Corp*                                              719,680
       70,100  Sherwin Williams Co                                         1,852,042
        9,700  Silgan Holdings Inc*                                          298,178
       15,200  Smurfit-Stone Container Corp*                                 247,912
       47,400  Sonoco Products Co                                          1,310,610
       24,900  Southern Peru Copper Corp                                     278,880
       15,900  Stepan Co                                                     395,274
        2,800  Temple Inland Inc                                             155,932
       52,500  Tesoro Petroleum Corp*                                        614,250
       15,400  Texas Industries Inc                                          590,590
       33,400  Timken Co                                                     599,530
       77,200  United States Steel Corp                                    1,367,984
       11,100  Valmont Industries Inc                                        190,809
        6,000  Valspar Corp                                                  265,680
       33,900  Wausau-Mosinee Paper Corp                                     386,121
       24,100  Worthington Industries Inc                                    354,511
       15,700  York International Corp                                       549,500
                                                                        ------------
                                                                          33,748,744
                                                                        ------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               OTHER -- 2.0%
       43,000  Brunswick Corp                                              1,160,570
       14,600  Carlisle Cos Inc                                              547,500
       19,600  Cornell Companies Inc*                                        248,724
       27,550  Crane Co                                                      673,047
       17,300  FMC Corp*                                                     653,075
       21,800  Kaman Corp, Class A                                           326,346
        5,800  Sequa Corp, Class A*                                          285,128
       13,500  Teleflex Inc                                                  666,630
       30,700  Trinity Industries Inc                                        673,251
       89,820  US Industries Inc*                                            197,604
       25,500  Westwood One Inc*                                             912,135
                                                                        ------------
                                                                           6,344,010
                                                                        ------------
               OTHER ENERGY -- 0.2%
       20,400  Clayton Williams Energy Inc*                                  196,044
       10,400  Seacor Smit Inc*                                              452,296
                                                                        ------------
                                                                             648,340
                                                                        ------------
               PRODUCER DURABLES -- 10.3%
       58,600  Agco Corp*                                                  1,316,156
       70,900  American Power Conversion Corp*                               928,081
       61,100  Axcelis Technologies Inc*                                     746,031
       18,500  Belden Inc                                                    390,905
       40,000  Centex Corp                                                 2,337,600
       69,412  Clayton Homes Inc                                           1,055,062
       34,200  Cooper Industries Inc                                       1,208,970
       15,000  Cummins Inc                                                   623,700
        9,000  Curtiss Wright Corp                                           558,000
        9,600  Diebold Inc                                                   350,400
       25,300  Donaldson Co Inc                                              914,595
       30,900  FSI International Inc*                                        297,258
       59,900  General Cable Corp                                            706,820
       26,500  HON Industries Inc                                            718,415
       66,025  Horton (DR) Inc                                             2,634,398
       12,800  Hubbell Inc, Class B                                          409,472
       49,000  KB HOME                                                     2,138,850
       19,300  Kennametal Inc                                                745,752
       22,900  Kimball International, Class B                                359,988
       38,800  Lennar Corp                                                 2,142,148

10            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
       19,100  Lincoln Electric Holdings Inc                                 496,027
       27,830  MDC Holdings Inc                                            1,221,459
       60,400  Measurements Specialties Inc*                                 419,780
       45,200  Milacron Inc                                                  574,492
        6,900  Mine Safety Appliances                                        257,370
       21,400  MTS Systems Inc                                               223,630
       16,700  Nacco Industries Inc, Class A                                 939,709
        2,200  NVR Inc*                                                      642,950
       17,500  Pentair Inc                                                   682,500
       36,528  Pulte Corp                                                  1,897,264
        6,600  Ryland Group Inc                                              589,578
       13,200  Standex International Corp                                    288,156
       27,900  Steelcase Inc                                                 423,243
       10,000  Tecumseh Products Co                                          502,000
        8,700  Tecumseh Products Co, Class B                                 404,550
       28,900  Toll Brothers Inc*                                          1,417,256
       39,100  UCAR International Inc*                                       421,107
       18,800  Watts Industries Inc, Class A                                 297,980
                                                                        ------------
                                                                          32,281,652
                                                                        ------------
               REAL ESTATE -- 0.4%
        6,400  Federal Realty Investment Trust                               161,024
       38,400  Security Capital Group Inc, Class B, REIT*                    981,120
                                                                        ------------
                                                                           1,142,144
                                                                        ------------
               RETAIL TRADE -- 0.6%
      128,600  CKE Restaurants Inc*                                        1,266,710
       12,100  Great Atlantic & Pacific Tea Co*                              327,910
       18,100  Nordstrom Inc                                                 460,826
                                                                        ------------
                                                                           2,055,446
                                                                        ------------
               TECHNOLOGY -- 4.9%
       49,600  Adaptec Inc*                                                  565,440
       21,100  Advanced Fibre Communication*                                 342,875
       52,900  Alliance Semiconductor Corp*                                  565,501
       26,000  Ametek Inc                                                    897,520
       18,800  Answerthink Inc*                                               92,120
       50,500  Arrow Electronics Inc*                                      1,353,400
        6,400  Autodesk Inc                                                  282,688

              See accompanying notes to the financial statements.             11

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
       40,500  Avnet Inc                                                   1,063,530
        8,800  Caci International Inc*                                       298,760
       63,900  Ceridian Corp*                                              1,188,540
       38,400  Ciber Inc*                                                    331,008
       11,400  Comcast Corp, Class A*                                        396,036
       31,000  Compuware Corp*                                               353,710
       17,300  Harris Corp                                                   592,525
       14,600  Information Resources Inc*                                    127,604
      125,300  Ingram Micro Inc*                                           1,910,825
       12,400  JDA Software Group Inc*                                       327,980
       19,200  Microtune Inc*                                                219,072
           53  Millicom International Cellular SA*                               332
       20,300  Network Associates Inc*                                       481,516
       27,900  Pemstar Inc*                                                  256,680
       30,400  Pomeroy Computer Resources Inc*                               426,816
       38,600  Reynolds & Reynolds Inc, Class A                            1,132,910
       39,000  Storage Technology Corp*                                      748,800
       34,600  Sykes Enterprises Inc*                                        287,180
       19,900  Vishay Intertechnology Inc*                                   352,429
        7,800  Websense Inc.*                                                174,798
       68,300  Western Digital Corp*                                         396,823
       54,728  Zilog Inc*(a)                                                     547
       37,700  Zomax Inc*                                                    259,753
                                                                        ------------
                                                                          15,427,718
                                                                        ------------
               UTILITIES -- 4.8%
       30,800  Avista Corp                                                   449,680
        5,500  Black Hills Corp                                              152,240
        7,500  CH Energy Group Inc                                           345,900
       48,200  CMS Energy Corp                                             1,050,760
       33,550  Connectiv Inc                                                 828,350
       18,900  DQE Inc                                                       387,450
       34,200  Edison International*                                         540,360
       42,100  Energy East Corp                                              821,792
       25,300  General Communication Inc*                                    227,447
       22,000  Great Plains Energy Inc                                       561,660
       12,100  Hawaiian Electric Industries Inc                              518,364
       11,300  Nicor Inc                                                     472,905
       21,500  Northwestern Corp                                             474,075
       27,800  OGE Energy Corp                                               609,654

12            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       35,000  Oneok Inc                                                     638,400
       30,200  PNM Resources Inc                                             813,588
       36,500  Potomac Electric Power Co                                     801,540
       25,800  Puget Energy Inc                                              557,280
       27,400  Questar Corp                                                  611,842
       12,700  RGS Energy Group Inc                                          501,142
       17,100  SCANA Corp                                                    474,525
       17,700  Sempra Energy                                                 395,064
       32,840  UniSource Energy Corp                                         582,582
       28,000  US Unwired Inc*                                               132,720
       14,200  Utilicorp United Inc                                          312,968
       42,600  Western Resources Inc                                         724,200
       39,100  Wisconsin Energy Corp                                         945,047
                                                                        ------------
                                                                          14,931,535
                                                                        ------------

               TOTAL COMMON STOCKS (COST $263,534,689)                   301,607,589
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               CONSUMER DISCRETIONARY -- 0.0%
        6,934  Sunbeam Corporation Warrants, Expires 08/24/03*                   277
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $4,334)                           277
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 11.2%
               CASH EQUIVALENTS -- 7.8%
    4,090,547  Dreyfus Money Market Fund(b)                                4,090,547
$   1,084,065  Fleet National Bank Note, 1.95%, due 4/30/02(b)             1,084,065
$  13,606,807  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.85%, due 3/18/02(b)                                    13,606,807
    5,801,440  Merrimac Money Market Fund(b)                               5,801,440
                                                                        ------------
                                                                          24,582,859
                                                                        ------------
               U.S. GOVERNMENT -- 0.3%
$     910,000  U.S. Treasury Bill, 1.83%, due 06/06/02(c)                    905,734
                                                                        ------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 3.1%
$   9,564,266  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/01/02, with a maturity value of
               $9,564,536 and an effective yield of 1.02%,
               collateralized by a U.S. Treasury Bond with a rate of
               11.25%, maturity date of 2/15/15 and market value,
               including accrued interest of $9,766,986.                   9,564,266
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $35,052,736)            35,052,859
                                                                        ------------
               TOTAL INVESTMENTS -- 107.4%
               (Cost $298,591,759)                                       336,660,725

               Other Assets and Liabilities (net) -- (7.4%)              (23,064,392)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $313,596,333
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Represents investment of security lending collateral (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

14            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $23,110,496 (cost $298,591,759) (Note 1)                  $336,660,725
   Receivable for investments sold                               3,940,231
   Receivable for Fund shares sold                                  18,240
   Dividends and interest receivable                               426,680
   Miscellaneous receivable                                            406
                                                              ------------
      Total assets                                             341,046,282
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             2,562,291
   Payable upon return of securities loaned (Note 1)            24,582,859
   Payable for Fund shares repurchased                              99,404
   Payable to affiliate for (Note 2):
      Management fee                                                70,929
      Shareholder service fee                                       35,181
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 58,905
   Accrued expenses                                                 40,380
                                                              ------------
      Total liabilities                                         27,449,949
                                                              ------------
NET ASSETS                                                    $313,596,333
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $277,119,651
   Accumulated undistributed net investment income                 558,268
   Accumulated net realized loss                                (2,111,594)
   Net unrealized appreciation                                  38,030,008
                                                              ------------
                                                              $313,596,333
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $313,596,333
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    21,035,596
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      14.91
                                                              ============

              See accompanying notes to the financial statements.             15

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $597)               $ 5,955,101
   Interest (including securities lending income of $87,048)      330,520
                                                              -----------
      Total income                                              6,285,621
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        998,099
   Custodian and transfer agent fees                               71,080
   Audit fees                                                      40,164
   Legal fees                                                      13,754
   Trustees fees (Note 2)                                           3,926
   Registration fees                                                3,268
   Miscellaneous                                                    6,088
   Fees reimbursed by Manager (Note 2)                           (134,464)
                                                              -----------
                                                                1,001,915
   Shareholder service fee (Note 2) - Class III                   453,681
                                                              -----------
      Net expenses                                              1,455,596
                                                              -----------
         Net investment income                                  4,830,025
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              29,756,796
      Closed futures contracts                                    (23,543)
                                                              -----------

         Net realized gain                                     29,733,253
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               3,151,707
      Open futures contracts                                      353,438
                                                              -----------

         Net unrealized gain                                    3,505,145
                                                              -----------

      Net realized and unrealized gain                         33,238,398
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $38,068,423
                                                              ===========

16            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,830,025       $  5,288,094
   Net realized gain (loss)                                  29,733,253         (1,137,583)
   Change in net unrealized appreciation (depreciation)       3,505,145         56,143,560
                                                           ------------       ------------
   Net increase in net assets from operations                38,068,423         60,294,071
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,491,724)        (5,193,595)
                                                           ------------       ------------
      Total distributions from net investment income         (4,491,724)        (5,193,595)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (11,393,594)       (21,895,977)
                                                           ------------       ------------
      Total distributions from net realized gains           (11,393,594)       (21,895,977)
                                                           ------------       ------------
                                                            (15,885,318)       (27,089,572)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (13,764,934)         6,196,120
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (13,764,934)         6,196,120
                                                           ------------       ------------
      Total increase in net assets                            8,418,171         39,400,619
NET ASSETS:
   Beginning of period                                      305,178,162        265,777,543
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $558,268 and $325,131,
    respectively)                                          $313,596,333       $305,178,162
                                                           ============       ============

              See accompanying notes to the financial statements.             17

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2002      2001      2000      1999      1998
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  13.86  $  12.41  $  11.69  $  18.28  $  15.89
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.23      0.23      0.15      0.18      0.27
   Net realized and unrealized gain
     (loss)                                   1.58      2.38      1.11     (2.50)     4.85
                                          --------  --------  --------  --------  --------

      Total from investment operations        1.81      2.61      1.26     (2.32)     5.12
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.21)    (0.20)    (0.14)    (0.19)    (0.29)
   From net realized gains                   (0.55)    (0.96)    (0.40)    (4.08)    (2.44)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.76)    (1.16)    (0.54)    (4.27)    (2.73)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  14.91  $  13.86  $  12.41  $  11.69  $  18.28
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              13.39%    22.14%    10.66%   (14.74)%    34.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $313,596  $305,178  $265,778  $347,684  $769,612
   Net expenses to average daily net
     assets                                   0.48%     0.48%     0.48%     0.48%     0.48%
   Net investment income to average
     daily net assets                         1.60%     1.73%     1.12%     0.99%     1.51%
   Portfolio turnover rate                      59%      111%       50%       49%       56%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.04%     0.06%     0.06%     0.21%     0.22%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                    $   0.01  $   0.03       N/A       N/A       N/A

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

18            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is Russell 2500 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $23,110,496, collateralized by cash in the amount of $24,582,859, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002 the Fund held no open swap contracts.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $5,446,644 and long-term capital gains -- $10,438,674.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $575,175 and $5,876,385 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the classification of distributions from REIT securities. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(105,164)         $105,164          $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium charged by the Fund may be waived if the Manager determines the Fund is either substantially underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 28, 2001 and the year ended

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      February 28, 2002, the Fund received $367,790 and $60,393 in purchase premiums, respectively and $359,301 and $200,901 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

      RECLASSIFICATION
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust, interest expense, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $3,926. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $173,048,603 and $197,164,038, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $306,635,603     $48,749,177       $(18,724,055)    $30,025,122

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 32.2% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                     1,166,998  $ 16,074,205   5,801,130  $ 74,214,590
         Shares issued to shareholders in reinvestment
           of distributions                                993,426    14,156,265   1,979,472    25,105,281
         Shares repurchased                             (3,149,015)  (43,995,404) (7,179,347)  (93,123,751)
                                                        ----------  ------------  ----------  ------------
         Net increase (decrease)                          (988,591) $(13,764,934)    601,255  $  6,196,120
                                                        ==========  ============  ==========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

         Number of                                                                                                  Contract
         Contracts                      Type                                      Expiration Date                    Value
         ---------  ---------------------------------------------  ---------------------------------------------  ------------

           Buys
              31    Russell 2000                                   March 2002                                      $7,276,475

         Number of  Net Unrealized
         Contracts   Depreciation
         ---------  --------------
           Buys
              31       $(38,958)

      At February 28, 2002, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 65.71% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Core Plus Bond Fund returned +8.5% for the fiscal year ended February 28, 2002, compared to +7.7% for the Lehman Brothers Aggregate Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha LIBOR Fund.

The Fund outperformed the benchmark during the fiscal year by 86 basis points. Bond market, emerging debt, and currency selection added value during the fiscal year, while issue selection underperformed. Long bond yields increased across the global bond universe and yield curves steepened significantly as central banks reduced short-term interest rates in response to growing signs that the global economy was in recession. The US dollar strengthened relative to other currencies in the global bond index. The Japanese yen declined by more than 10% against the US dollar and the Euro ended the period down 7%. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) increased by 3.6% over the period, despite the fourth quarter Argentine default. Ten-year swap spreads narrowed from 89 to 67 basis points during the 12-month period.

Overweight positions in Euro-member country bonds and the US bond market added value during the period. In addition, an underweight position in the Japanese yen and overweight positions in the Australian dollar and the U.S. dollar generated significant gains that were offset to some extent by losses on an underweight Canadian dollar position. Emerging country debt exposure added value during the period. Issue selection hurt performance during the fiscal year. While swap spreads narrowed, credit quality deteriorated for many of the high-quality spread issues held in the portfolio.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, Euro-member country, Swedish, US, and emerging bond markets. We expect the Japanese, Swiss, and British bond markets to underperform. Strong relative performance is expected from Australian and Canadian dollars, Swedish krone, and British gilt markets. The Euro, Japanese yen, Swiss franc, and US dollars are expected to underperform. At the end of the period, 3.6% of the Fund was invested in the GMO Emerging Country Debt Fund.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CORE PLUS BOND FUND-III
As Of: 2/28/2002
Date                                     GMO Core Plus  Lehman Brothers Aggregate
                                             Bond Fund                 Bond Index
2/28/1997
4/30/1997                                    10,000.00                  10,000.00
6/30/1997                                    10,250.00                  10,214.40
9/30/1997                                    10,770.00                  10,553.76
12/31/1997                                   11,194.74                  10,864.47
3/31/1998                                    11,332.29                  11,033.45
6/30/1998                                    11,469.84                  11,291.20
9/30/1998                                    11,643.50                  11,768.64
12/31/1998                                   11,628.48                  11,808.25
3/31/1999                                    11,353.18                  11,749.68
6/30/1999                                    11,287.11                  11,646.44
9/30/1999                                    11,276.10                  11,725.52
12/31/1999                                   11,351.93                  11,711.19
3/31/2000                                    11,674.56                  11,969.64
6/30/2000                                    11,806.00                  12,178.09
9/30/2000                                    12,175.56                  12,545.12
12/31/2000                                   12,789.46                  13,072.70
3/31/2001                                    13,256.42                  13,469.51
6/30/2001                                    13,321.28                  13,545.36
9/30/2001                                    13,970.91                  14,170.53
12/31/2001                                   14,054.82                  14,175.74
2/28/2002                                    14,316.63                  14,429.18
Average Annual Returns (%)
Inception                                    4/30/1997
1yr                                                5yr     10 Year/Inception Date
8.53                                               N/A                       7.71
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 30.5%
                       ALBANIA -- 1.0%
USD        15,681,227  Republic of Albania Par Bond, Zero Coupon, due
                         08/31/25                                             3,214,652
                                                                           ------------
                       AUSTRIA -- 1.5%
GBP           500,000  Bank Austria AG Series EMTN, 8.38%, due 11/04/11         829,333
USD         4,175,000  Bank Austria AG, 144A, 7.25%, due 02/15/17             4,468,920
                                                                           ------------
                                                                              5,298,253
                                                                           ------------
                       BRAZIL -- 0.7%
USD        10,000,000  Brazil Discount Bond, Principal Strip, Series D1A,
                         0.00%, due 04/15/24(a)                               2,458,482
                                                                           ------------
                       CAYMAN ISLANDS -- 1.7%
CAD         4,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08     2,716,111
USD         3,000,000  Pemex Finance Ltd. Series MKWL, AMBAC 144A, 6.30%,
                         due 05/15/10                                         3,034,770
                                                                           ------------
                                                                              5,750,881
                                                                           ------------
                       CHILE -- 0.2%
USD           750,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05        777,146
                                                                           ------------
                       LUXEMBOURG -- 2.1%
USD         8,000,000  Tyco International Group SA, 5.80%, due 08/01/06       7,240,000
                                                                           ------------
                       SWEDEN -- 0.8%
SEK         6,200,000  Kingdom of Sweden, Series 1035, 6.00%, due
                         02/09/05                                               607,267
SEK        17,900,000  Kingdom of Sweden, Series 1037, 8.00%, due
                         08/15/07                                             1,926,184
                                                                           ------------
                                                                              2,533,451
                                                                           ------------
                       UNITED STATES -- 22.5%
                       CORPORATE DEBT -- 0.5%
USD         1,600,000  Ford Motor Credit, 7.25%, due 10/25/11                 1,592,000
                                                                           ------------
                       U.S. GOVERNMENT -- 10.1%
USD        10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/10(a)          6,400,256
USD        10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/12(a)          5,574,815
USD        10,100,000  U.S. Treasury 0.00% Receipts, due 08/15/12(a)          5,375,424
USD        16,408,500  U.S. Treasury Inflation Indexed Note, 3.63%, due
                         01/15/08(b)                                         16,962,287
                                                                           ------------
                                                                             34,312,782
                                                                           ------------

              See accompanying notes to the financial statements.              1

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

        PAR VALUE ($)/
            SHARES      DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AGENCY -- 11.9%
USD         40,000,000  Federal National Mortgage Association, TBA, 6.50%,
                          due 04/01/31                                         40,459,375
                                                                            -------------

                        TOTAL UNITED STATES                                    76,364,157
                                                                            -------------
                        TOTAL DEBT OBLIGATIONS (COST $103,840,704)            103,637,022
                                                                            -------------
                        MUTUAL FUNDS -- 78.3%
             9,902,938  GMO Alpha LIBOR Fund(c)                               254,109,389
             1,309,844  GMO Emerging Country Debt Fund, Class III              12,181,546
                                                                            -------------

                        TOTAL MUTUAL FUNDS (COST $273,081,326)                266,290,935
                                                                            -------------

          PRINCIPAL
            AMOUNT      DESCRIPTION                                           VALUE ($)
        --------------  --------------------------------------------------  -------------
                        CALL OPTIONS PURCHASED -- 0.3%
                        CROSS CURRENCY OPTIONS -- 0.3%
EUR         64,500,000  Euro Call/USD Put, Expires 05/30/02, Strike .862        1,026,582
                                                                            -------------
                        TOTAL CALL OPTIONS PURCHASED (COST $1,028,301)          1,026,582
                                                                            -------------

            SHARES
        --------------
                        PREFERRED STOCKS -- 2.0%
                        UNITED STATES -- 2.0%
                10,000  Home Ownership Funding 2 Preferred 144A, 13.338%        7,016,000
                                                                            -------------
                        TOTAL PREFERRED STOCKS (COST $7,271,199)                7,016,000
                                                                            -------------

              See accompanying notes to the financial statements.
2

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

        PAR VALUE ($)   DESCRIPTION                                           VALUE ($)
        --------------  --------------------------------------------------  -------------
                        SHORT-TERM INVESTMENTS -- 0.3%
                        COMMERCIAL PAPER -- 0.3%
USD            900,000  Hanover Funding, 1.90%, due 3/01/02                       900,000
                                                                            -------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $900,000)              900,000
                                                                            -------------
                        TOTAL INVESTMENTS -- 111.4%
                        (Cost $386,121,530)                                   378,870,539

                        Other Assets and Liabilities (net) -- (11.4%)         (38,831,376)
                                                                            -------------
                        TOTAL NET ASSETS -- 100.0%                          $ 340,039,163
                                                                            =============

NOTES TO SCHEDULE OF INVESTMENTS:
        --------------  --------------------------------------------------  -------------
EMTN - Euromarket Medium Term Note

TBA - To Be Announced (Note 1)

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

MBIA - Insured as to the payment of principal and interest by Municipal Bond Insurance Association

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).
(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).
(c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations (Note 1).

              See accompanying notes to the financial statements.              3

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $386,121,530) (Note 1)         $378,870,539
   Cash                                                             62,735
   Cash on deposit at brokers (Note 1)                             652,061
   Receivable for investments sold                               3,746,874
   Receivable for Fund shares sold                                   3,000
   Interest receivable                                             422,952
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              1,781,918
   Net receivable for open swap contracts (Notes 1 and 6)           92,516
                                                              ------------

      Total assets                                             385,632,595
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             1,029,372
   Payable for forward commitments (Note 1)                     40,459,375
   Payable for Fund shares repurchased                           2,770,000
   Payable to affiliate for (Note 2):
      Management fee                                                40,415
      Shareholder service fee                                       37,954
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              1,023,545
   Interest payable for open swap contracts (Notes 1 and 6)        107,438
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 80,550
   Accrued expenses                                                 44,783
                                                              ------------

      Total liabilities                                         45,593,432
                                                              ------------
  NET ASSETS                                                  $340,039,163
                                                              ============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $346,579,659
   Overdistributed net investment income                        (2,267,971)
   Accumulated net realized gain                                 2,006,238
   Net unrealized depreciation                                  (6,278,763)
                                                              ------------
                                                              $340,039,163
                                                              ============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $340,039,163
                                                              ============
SHARES OUTSTANDING:
   Class III                                                    32,731,313
                                                              ============
NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.39
                                                              ============

4             See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $13,813,382
   Interest (including securities lending income of $1,281)     2,865,549
                                                              -----------

      Total income                                             16,678,931
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        536,527
   Custodian and transfer agent fees                               88,864
   Audit fees                                                      53,912
   Legal fees                                                       9,771
   Trustees fees (Note 2)                                           2,187
   Registration fees                                                2,150
   Miscellaneous                                                    4,086
   Fees reimbursed by Manager (Note 2)                           (158,249)
                                                              -----------
                                                                  539,248

   Indirectly incurred fees reimbursed by Manager (Note 2)        (33,355)
                                                              -----------
                                                                  505,893
                                                              -----------
   Shareholder service fee (Note 2) - Class III                   321,916
   Shareholder service fee reimbursed (Note 2) - Class III        (12,271)
                                                              -----------
                                                                  309,645
                                                              -----------
      Net expenses                                                815,538
                                                              -----------

         Net investment income                                 15,863,393
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               1,249,523
      Closed futures contracts                                 (4,261,235)
      Closed swap contracts                                     6,006,473
      Written options                                             286,885
      Foreign currency, forward contracts and foreign
      currency related transactions                             2,635,279
                                                              -----------
         Net realized gain                                      5,916,925
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (8,944,772)
      Open futures contracts                                      598,110
      Open swap contracts                                      (1,573,329)
      Written options                                            (120,343)
      Foreign currency, forward contracts and foreign
      currency related transactions                               748,314
                                                              -----------

         Net unrealized loss                                   (9,292,020)
                                                              -----------

      Net realized and unrealized loss                         (3,375,095)
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $12,488,298
                                                              ===========

              See accompanying notes to the financial statements.              5

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 15,863,393       $  6,680,734
   Net realized gain (loss)                                   5,916,925         (1,722,219)
   Change in net unrealized appreciation (depreciation)      (9,292,020)         9,098,617
                                                           ------------       ------------

   Net increase in net assets from operations                12,488,298         14,057,132
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (17,797,440)        (7,835,069)
                                                           ------------       ------------
      Total distributions from net investment income        (17,797,440)        (7,835,069)
                                                           ------------       ------------
   Net realized gains
      Class III                                                (130,656)                --
                                                           ------------       ------------
      Total distributions from net realized gains              (130,656)                --
                                                           ------------       ------------
                                                            (17,928,096)        (7,835,069)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             189,067,102         29,913,623
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                            189,067,102         29,913,623
                                                           ------------       ------------
      Total increase in net assets                          183,627,304         36,135,686
NET ASSETS:
   Beginning of period                                      156,411,859        120,276,173
                                                           ------------       ------------
   End of period (including overdistributed net
    investment income of $2,267,971 and undistributed
    net investment income of $2,052,931, respectively)     $340,039,163       $156,411,859
                                                           ============       ============

6             See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2002        2001(D)         2000          1999         1998*
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.17      $   9.64      $  10.23      $  10.60      $  10.00
                                             --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income(a)                      0.77+         0.62+         0.62+         0.64+         0.55+
   Net realized and unrealized gain
     (loss)                                      0.07          0.73         (0.40)        (0.58)         0.66
                                             --------      --------      --------      --------      --------
      Total from investment operations           0.84          1.35          0.22          0.06          1.21
                                             --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                   (0.62)        (0.82)        (0.70)        (0.12)        (0.27)
   From net realized gains                         --(f)         --         (0.11)        (0.31)        (0.34)
                                             --------      --------      --------      --------      --------
      Total distributions                       (0.62)        (0.82)        (0.81)        (0.43)        (0.61)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $  10.39      $  10.17      $   9.64      $  10.23      $  10.60
                                             ========      ========      ========      ========      ========
TOTAL RETURN(b)                                  8.53%        14.52%         2.26%         0.44%        12.16%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $340,039      $156,412      $120,276      $143,703      $228,386
   Net operating expenses to average
     daily net assets                            0.38%(e)      0.39%(e)      0.40%         0.40%         0.40%**
   Interest expense to average daily net
     assets                                        --            --          0.01%(c)        --            --
   Total net expenses to average daily
     net assets                                  0.38%         0.39%         0.41%           --            --
   Net investment income to average
     daily net assets(a)                         7.39%         6.34%         6.19%         5.97%         6.05%**
   Portfolio turnover rate                        113%          181%           40%          113%           58%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.09%         0.12%         0.10%         0.25%         0.30%**

(a) Net investment income for the year ended February 28, 2001 and 2002 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(f)  Less than $0.01 per share.
+    Calculated using average shares outstanding throughout the period.
++   Not annualized.
* For the period from April 30, 1997 (commencement of operations) to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              7

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Core Plus Bond Fund (the "Fund") (formerly U.S. Bond/Global Alpha A
      Fund) is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return relative to its performance benchmark through investment in U.S. investment grade securities. The Fund achieves exposure to international bond and currency markets by investing, directly or through other Funds of the Trust, in a combination of foreign bond and currency derivatives, effectively adding to or subtracting from the U.S. bond return the performance of the Fund's international bond and currency investments. The Fund's benchmark is the Lehman Brothers Aggregate Bond Index.

      At February 28, 2002, 74.7% of the net assets of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements. At February 28, 2002, 3.6% of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. GMO Emerging Country Debt Fund invests primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 the Fund had no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. See the Schedule of Investments for all open purchased option contracts as of February 28, 2002.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. At February 28, 2002, $652,061 was set aside as collateral for swaps. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2002, the Fund had not entered into any reverse repurchase agreements.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $17,928,096.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $4,112,010 of undistributed ordinary income. The temporary differences between book and tax distributable earnings are primarily due to differing treatments for amortization of premiums and discounts on debt securities and foreign currency transactions.

      The Fund elected to defer to March 1, 2002 post-October losses of $1,552,882.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable foreign currency transactions and amortization of premium and discount on debt securities. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net    Undistributed
         Investment Income    Realized Gain     Paid In Capital
         -----------------  -----------------  -----------------
            $(2,386,855)        $(754,483)         $3,141,338

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premium and discount. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the fund ceased charging a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested and the premium was reduced by 50% with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium of the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 to October 13, 2000, the Fund received $2,460 in purchase premiums. There was no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the year ended February 28, 2002, shareholder service fees incurred indirectly by the Fund were 0.006% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, brokerage commissions, certain other transaction costs, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fees and expenses of the independent trustees of the Trust) incurred indirectly by the Fund were 0.016% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $2,187. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $213,426,993  $166,832,422
         Investments (non-U.S. Government securities)              264,568,657    82,810,248

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $388,118,559      $1,972,943       $(11,220,963)    $(9,248,020)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 84.5% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2002          February 28, 2001
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
         Class III:                                     -----------  ------------  -----------  ------------
         Shares sold                                     19,956,747  $216,580,773    8,948,130  $ 90,137,559
         Shares issued to shareholders
           in reinvestment of distributions               1,654,864    16,728,562      475,762     4,653,021
         Shares repurchased                              (4,254,015)  (44,242,233)  (6,522,325)  (64,876,957)
                                                        -----------  ------------  -----------  ------------
         Net increase                                    17,357,596  $189,067,102    2,901,567  $ 29,913,623
                                                        ===========  ============  ===========  ============

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           3/19/02   AUD                     42,700,000   $22,013,344     $  110,471
           3/26/02   CAD                     67,800,000    42,249,308       (187,692)
           3/01/02   EUR                      1,190,025     1,029,328            195
           3/05/02   EUR                     99,100,000    85,703,166       (518,377)
           4/09/02   GBP                     38,000,000    53,617,495        101,139
           3/12/02   JPY                  4,140,000,000    30,955,447       (149,988)
                                                                          ----------
                                                                          $ (644,252)
                                                                          ==========

           Sales
           3/26/02   CAD                     47,000,000   $29,287,869     $   56,503
           3/05/02   EUR                     99,100,000    85,703,167        801,609
           4/23/02   EUR                     72,400,000    62,480,771         76,449
           1/13/03   HKD                     38,974,500     4,988,009          1,406
           3/12/02   JPY                  5,330,000,000    39,853,268        494,953
                     ----------------   ---------------   -----------     ----------
                                                                          $1,430,920
                                                                          ==========

         FORWARD CROSS CURRENCY CONTRACTS
                                                             Net Unrealized
         Settlement   Deliver/Units of       Receive/In       Appreciation
            Date          Currency          Exchange For     (Depreciation)
         ----------   -----------------   ----------------   --------------
           4/16/02    CHF   67,955,340    EUR   46,000,000     $(167,488)
           4/02/02    EUR   17,800,000    SEK  162,655,810       139,193
                                                               ---------
                                                               $ (28,295)
                                                               =========

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                              Net Unrealized
         Number of                                                               Contract      Appreciation
         Contracts                  Type                    Expiration Date        Value      (Depreciation)
         ---------  -------------------------------------  ------------------  -------------  --------------

           Buys
              41    Australian Government Bond 10 Yr.      March 2002           $ 2,118,787     $ (20,885)
              94    Australian Government Bond 3 Yr.       March 2002             4,921,225       (42,278)
             283    Canadian Government Bond 10 Yr.        June 2002             18,221,708       (21,243)
              62    Euro BOBL                              March 2002             5,703,011       (54,033)
              90    Euro Bund                              March 2002             8,389,890      (215,857)
             130    U.S. Long Bond                         June 2002             13,377,813        26,675
             303    U.S. Treasury Note 10 Yr.              June 2002             32,094,328        55,071
              26    U.S. Treasury Note 5 Yr.               June 2002              2,765,750        (2,993)
                                                                                                ---------
                                                                                                $(275,543)
                                                                                                =========

           Sales
              48    Japanese Government Bond 10 Yr.        June 2002            $48,887,727     $ (64,095)
              67    Swiss Government Bond                  March 2002             4,693,617       121,056
             129    U.K. Gilt                              June 2002             20,659,779        10,109
                                                                                                ---------
                                                                                                $  67,070
                                                                                                =========

      At February 28, 2002, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                    Puts                           Calls
                                                        -----------------------------  ------------------------------
                                                        Principal Amount               Principal Amount
                                                          of Contracts                   of Contracts
                                                        (000's omitted)    Premiums    (000's omitted)     Premiums
                                                        ----------------  -----------  ----------------  ------------
         Outstanding, beginning of period                       10,200     $149,421                --     $      --
         Options written                                         8,400          750            13,617       136,715
         Options closed                                             --           --                --            --
         Options exercised                                          --           --                --            --
         Options expired                                       (18,600)    (150,171)          (13,617)     (136,715)
         Options sold                                               --           --                --            --
                                                          ------------     --------      ------------     ---------
         Outstanding, end of period                                 --     $     --                --     $      --
                                                          ============     ========      ============     =========

      SWAP AGREEMENTS

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS

           10,000,000 USD     1/17/07   Agreement with JP Morgan Chase Bank dated 1/14/02    $  (464,360)
                                        to receive 1.46% per year times the notional
                                        amount. The Fund makes payment of the notional
                                        amount times the difference between the par value
                                        and the then-market value upon a default event of
                                        AT&T Corp., 6.5% due 11/15/06.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

          126,425,696 EUR     3/31/03   Agreement with Morgan Guaranty Trust Company dated   $    20,718
                                        10/31/01 to pay .07% per year times the notional
                                        amount. The Fund receives payment only upon a
                                        default event in Belgium, the notional amount
                                        times the difference between the par value and the
                                        then-market value of Kingdom of Belgium, 5.75% due
                                        3/28/08.

           76,846,993 EUR     3/31/03   Agreement with Morgan Guaranty Trust Company dated       (42,155)
                                        05/04/01 to pay 0.07% per year times the notional
                                        amount. The Fund receives payment only upon a
                                        default event in Belgium, the notional amount
                                        times the difference between the par value and the
                                        then-market value of Kingdom of Belgium, 5.75% due
                                        3/28/08.

         INTEREST RATE SWAPS

           85,600,000 SEK    12/03/08   Agreement with Citibank N.A., dated 11/29/01 to         (125,379)
                                        receive the notional amount multiplied by 5.365%
                                        and to pay the notional amount multiplied by the 3
                                        month Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.

           51,300,000 SEK    11/06/08   Agreement with Citibank N.A. dated 10/31/01 to          (137,926)
                                        receive the notional amount multiplied by 5.43%
                                        and to pay the notional amount multiplied by the 3
                                        month Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           29,200,000 SEK    10/06/08   Agreement with Citibank N.A. dated 10/02/01 to       $   (29,168)
                                        receive the notional amount multiplied by 5.43%
                                        and to pay the notional amount multiplied by the 3
                                        month Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.

           14,000,000 SEK     9/13/06   Agreement with UBS AG dated 9/09/99 to receive the        49,797
                                        notional amount multiplied by 6.465% and to pay
                                        the notional amount multiplied by the 3 month
                                        Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.

            8,000,000 SEK     9/13/06   Agreement with UBS AG dated 2/26/01 to receive the       (24,037)
                                        notional amount multiplied by 6.465% and to pay
                                        the notional amount multiplied by the 3 month
                                        Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.

            8,300,000 CHF     5/11/11   Agreement with Morgan Guaranty Trust Company dated        34,235
                                        5/09/01 to pay the notional amount multiplied by
                                        3.73% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate Swiss
                                        LIBOR adjusted by a specified spread.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           12,100,000 CHF     5/11/11   Agreement with Morgan Guaranty Trust Company dated   $   333,899
                                        10/31/01 to pay the notional amount multiplied by
                                        3.73% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate Swiss
                                        LIBOR adjusted by a specified spread.

           46,300,000 EUR    10/23/06   Agreement with JP Morgan Chase Bank dated 10/31/01    (1,099,872)
                                        to receive the notional amount multiplied by
                                        4.2275% and to pay the notional amount multiplied
                                        by the 6 month Floating Rate EURIBOR adjusted by a
                                        specified spread.

           38,700,000 EUR    10/23/03   Agreement with Morgan Guaranty Trust Company dated       346,057
                                        10/31/01 to pay the notional amount multiplied by
                                        3.56% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.

           36,900,000 EUR    10/26/06   Agreement with Morgan Guaranty Trust Company dated      (671,939)
                                        10/24/01 to receive the notional amount multiplied
                                        by 4.20% and to pay the notional amount multiplied
                                        by the 6 month Floating Rate EURIBOR adjusted by a
                                        specified spread.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           32,200,000 EUR    10/23/06   Agreement with Morgan Guaranty Trust Company dated   $  (554,155)
                                        10/19/01 to receive the notional amount multiplied
                                        by 4.2275% and to pay the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.

           30,800,000 EUR    10/26/03   Agreement with Morgan Guaranty Trust Company dated       197,031
                                        10/24/01 to pay the notional amount multiplied by
                                        3.525% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.

           26,900,000 EUR    10/23/03   Agreement with Morgan Guaranty Trust Company dated       158,644
                                        10/19/01 to pay the notional amount multiplied by
                                        3.56% and to receive the notional amount
                                        multiplied by the 6 months Floating Rate EURIBOR
                                        adjusted by a specified spread.

           21,800,000 EUR    10/24/11   Agreement with JPMorgan Chase Bank dated 10/31/01        697,997
                                        to pay the notional amount multiplied by 4.90% and
                                        to receive the notional amount multiplied by the 6
                                        months Floating Rate EURIBOR adjusted by a
                                        specified spread.

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           17,300,000 EUR    10/26/11   Agreement with Morgan Guaranty Trust Company dated   $   379,574
                                        10/24/01 to pay the notional amount multiplied by
                                        4.86% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.

           15,100,000 EUR    10/24/11   Agreement with Morgan Guaranty Trust Company dated       292,458
                                        10/19/01 to pay the notional amount multiplied by
                                        4.90% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.

         TOTAL RETURN SWAPS

           90,500,000 USD     12/2/02   Agreement with Goldman Sachs International dated         521,907
                                        11/07/01 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of the Lehman
                                        Brothers Aggregate Index and to pay initial market
                                        value multiplied by the 3 month LIBOR adjusted by
                                        a specified spread.+

           28,000,000 USD     9/01/02   Agreement with Lehman Brothers Special Financing         266,834
                                        Inc. dated 10/31/01 to receive (pay) the notional
                                        amount multiplied by the change in market value
                                        (including accrued interest) of the Lehman
                                        Brothers MBS Fixed Rate Index and to pay initial
                                        market value multiplied by the 1 month LIBOR
                                        adjusted by a specified spread.+

GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           28,000,000 USD     8/01/02   Agreement with UBS AG dated 7/27/01 to receive       $   266,624
                                        (pay) the notional amount multiplied by the return
                                        on the Lehman MBS Fixed Index and to pay the
                                        notional amount multiplied by the 1 month LIBOR
                                        adjusted by a specified spread.+
                                                                                             -----------
                                                                                                 416,784
                                                                                             -----------

         +    Swap agreements are fair valued (Note 1).

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CORE PLUS BOND FUND (FORMERLY U.S. BOND/GLOBAL ALPHA A FUND)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (formerly GMO U.S. Bond/Global Alpha A Fund) (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,
         c/o GMO Trust                             Trust                           Harvard University; Senior Associate
         40 Rowes Wharf                                                            Dean, Harvard University
         Boston, MA 02110
         Age: 60

         Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;
         c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
         40 Rowes Wharf                                                            (1998 - present); Consultant --
         Boston, MA 02110                                                          Business and Law.
         Age: 57

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         Jay O. Light                                   38        Security
         c/o GMO Trust                                            Capital Group,
         40 Rowes Wharf                                           Inc
         Boston, MA 02110
         Age: 60
         Donald W. Glazer, Esq.                         38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &
         c/o GMO Trust                             Quantitative    September 1985  Co. LLC
         40 Rowes Wharf                            and Chairman
         Boston, MA 02110                          of the
         Age: 63                                   Trustees of
                                                   the Trust

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         R. Jeremy Grantham(2)                          38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of
                                                     Office(3) and              Principal Occupation(s)
               Name, Address,         Position(s)      Length of                      During Past
                  and Age            Held with Fund   Time Served                     Five Years
         --------------------------  --------------  --------------  ---------------------------------------------
         Susan Randall Harbert       Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial                       LLC.
         40 Rowes Wharf              Officer and
         Boston, MA 02110            Treasurer of
         Age: 44                     the Trust
         Brent Arvidson              Assistant       Since           Senior Fund Administrator -- Grantham, Mayo,
         c/o GMO Trust               Treasurer of    September 1998  Van Otterloo & Co. LLC (September 1997 -
         40 Rowes Wharf              the Trust                       present); Senior Financial Reporting Analyst,
         Boston, MA 02110                                            John Hancock Funds (1996 - 1997)
         Age: 32
         Scott Eston                 Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial       September 1997  LLC: Senior Partner, Coopers & Lybrand
         40 Rowes Wharf              Officer and                     (1987 - 1997).
         Boston, MA 02110            Vice President
         Age: 46                     of the Trust
         William R. Royer, Esq.      Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo,
         c/o GMO Trust               and Clerk of                    Van Otterloo & Co. LLC
         40 Rowes Wharf              the Trust
         Boston, MA 02110
         Age: 36
         Elaine M. Hartnett, Esq.    Vice President  Since August    Associate General Counsel, Grantham, Mayo,
         c/o GMO Trust               and Secretary   1999            Van Otterloo & Co. LLC (June 1999 -
         40 Rowes Wharf              of the Trust                    present); Associate/ Junior Partner, Hale and
         Boston, MA 02110                                            Dorr LLP (1991 - 1999).
         Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Intrinsic Value Fund returned -10.6% for the fiscal year ended February 28, 2002 as compared to -19.0% for the MSCI EAFE Index and -16.7% for the style appropriate SSB PMI Value EPAC Index.

The fiscal year was a difficult period for non-US equities, as stocks suffered from the world economic slowdown and the continuing implosion of the bubble in technology, media, and telecom (TMT) stocks. The world's three largest economies (US, Japan, and Germany) were all in recession for at least part of the year. At the start of 2001 there was optimism that Europe in particular would be relatively immune to a US-led economic slowdown, but this was not the case. While some economies like the United Kingdom and Australia remained relatively buoyant, it was difficult for equities anywhere to make much headway. Australia and New Zealand were the only EAFE markets to provide positive return to US dollar investors.

The economic downturn exacerbated already existing trends toward reduction of capital expenditure in the IT and telecommunications sectors. This largely revealed the TMT bubble for what it was -- a highly leveraged speculative boom. The year featured a number of bankruptcies among stocks that had been market darlings in 1999. In addition, questionable accounting practices revealed toward the end of the year sent the telecommunications sector on a further downward spiral.

While tragic, the effects of September 11th proved to be a relatively short-lived disruption to the financial markets. Indeed, the 4th quarter of 2001 was the one strong period for equity returns, as hope mounted that the economic recovery would come relatively soon. But this recovery in the financial markets did not persist into the first two months of 2002 as, while the economic signs were positive, accounting issues raised by the Enron collapse put investors in a much more skeptical mood. In addition, valuation levels remain high, and even a mild recovery would leave many equities still looking expensive relative to normal historical valuations.

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year, as both the value-based stock selection strategies and momentum-based stock selection strategy added value. GMO uses four different investment disciplines to select stocks for this portfolio. Traditional Value is based on historical normalized earnings power. Our Quality Adjusted Value strategy adjusts basic valuation ratios to favor consistently highly profitable and low leverage companies, while our Intrinsic Value strategy is a dividend discount model that forecasts sales growth and profit margins out into the future. Our Momentum strategy selects stocks with positive price and analyst revisions trends. Simple non-risk controlled portfolios based on the most attractive 10% in each discipline outperformed the EAFE index by +12.8% for Traditional Value, +13.6% for Quality Adjusted Value, +11.5% for Intrinsic Value, and +12.7% for

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Momentum. The success of momentum is interesting, as this was one of those relatively rare years where a prolonged value rally off very low valuations level has left similar stocks having both attractive valuations and strong momentum.

Approximately one third of the stock selection value-added was due to industry weighting. Of that, two percentage points against EAFE came from underweighting the TMT sectors. The portfolio's overweights in the two cheapest sectors of utilities and materials each added about 1%. The portfolio was opportunistically positioned with a deeper value tilt than the SSB Value index, and hence also added value against that benchmark with the same relative positions. Underweighting TMT added 2.5%, overweighting utilities added 0.5%, and overweighting materials added 0.3%.

A tilt towards medium and smaller capitalization stocks added 1% against the large cap benchmarks, as those outperformed by 3-4% depending on the definition used. While this felt like a "value" oriented year, in fact the spread between the SSB Value and Growth indices was relatively narrow at 4.4% compared to 2001. Pure low price to book stocks did not actually outperform.

Country selection was a mild positive for the year, adding slightly over +1% against EAFE. The two most important positions were overweights in Austria and Australia, which added 0.7% and 0.4%, respectively, to relative performance. Australia benefited from stronger economic fundamentals, and Austria benefited from having very low valuations. The portfolio was close to neutral on Japanese equities throughout the year with an average weight of just over 20%. However, the portfolio was underweight in the yen, through cross hedging mainly into the Euro and related currencies. This added value as the yen weakened in the 4th quarter as the Japanese and US governments seemed to accept this as a necessary step toward revitalizing the Japanese economy. The benefits of currency allocation were partially offset by underweighting the pound, which continued to strengthen against the Euro.

OUTLOOK

The outperformance of international value stocks has brought them much closer to normal valuation levels relative to international growth. However, attractive opportunities remain in smaller capitalization value stocks, and the portfolio retains a significant overweight in small cap value relative to EAFE and the portfolio's normal positioning. International small value is a rare developed market equity asset class in that it is trading at cheaper valuations than its long-term average. The coming year's absolute returns are likely to be largely influenced by the strength of economic recovery. GMO takes an agnostic view on the short-term outlook, and focuses on companies that are cheap relative to the fundamentals, but have balance sheet strength able to withstand some amount of macroeconomic hardship.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL INTRINSIC VALUE FUND-III
As Of: 2/28/2002
DATE                                       GMO INTERNATIONAL               MSCI EAFE  SALOMON SMITH BARNEY
                                        INTRINSIC VALUE FUND                   INDEX  PMI VALUE EPAC INDEX
2/29/1992                                          10,000.00               10,000.00             10,000.00
3/31/1992                                           9,654.26                9,339.78              9,408.81
6/30/1992                                          10,506.73                9,537.24              9,817.15
9/30/1992                                           9,866.30                9,681.00              9,925.16
12/31/1992                                          9,675.62                9,307.40              9,474.19
3/31/1993                                          10,924.79               10,423.06             10,895.32
6/30/1993                                          11,538.42               11,471.44             11,824.74
9/30/1993                                          12,492.97               12,232.26             12,680.26
12/31/1993                                         13,542.22               12,337.94             12,824.27
3/31/1994                                          14,060.91               12,769.25             13,391.77
6/30/1994                                          14,308.98               13,421.65             14,221.71
9/30/1994                                          14,384.21               13,434.65             14,267.19
12/31/1994                                         14,103.86               13,297.60             14,129.81
3/31/1995                                          14,073.29               13,545.30             14,396.03
6/30/1995                                          14,690.75               13,643.65             14,527.72
9/30/1995                                          15,044.48               14,212.45             15,198.49
12/31/1995                                         15,559.41               14,787.97             15,893.90
3/31/1996                                          15,905.74               15,215.27             16,290.87
6/30/1996                                          16,200.77               15,456.00             16,701.10
9/30/1996                                          16,182.12               15,436.61             16,846.06
12/31/1996                                         17,044.79               15,682.20             17,262.92
3/31/1997                                          16,789.05               15,436.58             16,921.85
6/30/1997                                          18,074.67               17,439.83             19,232.60
9/30/1997                                          18,503.78               17,317.04             19,294.18
12/31/1997                                         17,202.01               15,961.02             17,770.73
3/31/1998                                          20,074.42               18,308.88             20,600.67
6/30/1998                                          19,993.28               18,503.26             20,895.32
9/30/1998                                          16,967.28               15,873.22             17,438.19
12/31/1998                                         19,541.37               19,152.72             20,765.52
3/31/1999                                          19,247.79               19,419.17             21,426.82
6/30/1999                                          20,798.26               19,912.63             22,219.81
9/30/1999                                          21,598.03               20,786.52             23,294.18
12/31/1999                                         22,398.40               24,317.12             25,613.46
3/31/2000                                          21,169.63               24,291.56             24,778.78
6/30/2000                                          21,972.68               23,329.22             25,005.21
9/30/2000                                          20,942.92               21,447.39             23,700.61
12/31/2000                                         22,085.36               20,871.87             23,880.62
3/31/2001                                          20,177.41               18,010.83             21,198.48
6/30/2001                                          20,902.22               17,822.65             21,549.02
9/30/2001                                          18,764.16               15,327.49             18,653.71
12/31/2001                                         19,410.95               16,396.39             19,549.02
2/28/2002                                          19,410.95               15,634.07             18,885.83
Average Annual Returns (%)
Inception
1yr                                                      5yr  10 Year/Inception Date
-10.6                                                   2.87                    6.86
International Intrinsic Value Fund-II
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                          9/26/1996
1yr                                                      5yr  10 Year/Inception Date
-10.71                                                  2.78                     3.4
International Intrinsic Value Fund-IV
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                          1/09/1998
1yr                                                      5yr  10 Year/Inception Date
-10.52                                                   N/A                    3.73
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor(1)s shares, when redeemed,
may be worth more or less than their
original cost. The total returns
would have been lower had certain
expenses not been reimbursed during
the periods shown and do not include
the effect of taxes on distributions
and redemptions. Performance for
Classes II and IV may vary due to
different shareholder servicing fees.
Past performance is not indicative of
future performance. Information
is unaudited.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.4%
               AUSTRALIA -- 4.5%
      547,586  Amcor Ltd                                                     2,140,124
      672,358  Australia and New Zealand Banking Group Ltd                   6,402,843
      671,050  Boral Ltd                                                     1,395,841
      450,834  Caltex Australia Ltd                                            381,625
      442,932  Coca Cola Amatil Ltd                                          1,335,594
      214,665  Coles Myer Ltd                                                  968,386
    1,241,132  CSR Ltd                                                       4,125,530
    1,688,325  General Property Trust Units                                  2,387,715
    2,251,433  Goodman Fielder Ltd                                           1,812,840
      150,644  Jupiters Ltd                                                    405,881
      168,319  Leighton Holdings Ltd                                           916,561
    1,306,807  Lihir Gold Ltd*                                               1,011,763
      933,518  National Australia Bank Ltd                                  17,244,886
        1,200  National Australia Bank Ltd ADR                                 110,520
      328,718  Orica Ltd                                                     1,321,712
      144,997  PaperlinX Ltd                                                   401,892
    2,283,952  Qantas Airways Ltd                                            5,281,301
      831,485  Santos Ltd                                                    2,600,776
      803,581  Schroders Property                                            1,041,069
      115,382  St. George Bank Ltd                                           1,080,317
      238,587  Suncorp-Metway Ltd                                            1,637,851
    1,337,632  Westfield Trust Units                                         2,243,861
      189,340  Westpac Banking Corp                                          1,615,246
      452,226  Woolworths Ltd                                                2,829,007
                                                                        --------------
                                                                            60,693,141
                                                                        --------------
               AUSTRIA -- 4.9%
      171,363  Austrian Airlines                                             1,460,056
       17,385  Bau Holdings AG                                                 477,457
      170,832  Boehler Uddeholm (Bearer)                                     6,826,959
       81,992  Brau Union AG                                                 3,315,654
       12,308  EA-Generali AG                                                1,845,663
       96,385  Energie-Versorgung Niederoesterreich AG                       3,735,945
      186,281  Erste Bank Der Oesterreichischen Sparkassen AG               10,154,606
       88,057  Flughafen Wien AG                                             2,471,694
       54,359  Mayr-Melnhof Karton AG (Bearer)                               3,145,674
       46,770  Oesterreichische Brau Beteiligungs AG                         2,140,125
        4,179  Oesterreichische Elektrizitaetswirtschafts AG                   318,828

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               AUSTRIA -- CONTINUED
      133,156  OMV AG                                                       11,218,526
      180,193  RHI AG                                                        1,170,561
      263,614  Telekom Austria AG*                                           2,116,082
       75,575  VA Technologie AG (Bearer)                                    1,970,977
      447,452  Voest-Alpine Stahl AG                                        12,308,062
       51,102  Wienerberger Baustoffindustrie AG                               800,963
                                                                        --------------
                                                                            65,477,832
                                                                        --------------
               BELGIUM -- 2.2%
       98,467  Almanij NV                                                    3,192,320
       14,638  Bekaert SA                                                      522,555
       37,041  Delhaize-Le Lion                                              1,643,676
       90,130  Dexia                                                         1,350,310
       29,326  Electrabel SA                                                 5,816,651
       94,765  Fortis B                                                      2,102,575
        5,418  Glaverbel NPV                                                   684,239
       29,313  Groupe Bruxelles Lambert SA                                   1,616,429
       75,187  Interbrew                                                     2,032,399
      256,944  Kredietbank NPV                                               7,907,888
       38,290  Solvay Et Cie                                                 2,545,337
                                                                        --------------
                                                                            29,414,379
                                                                        --------------
               CANADA -- 1.1%
      152,300  Bank of Montreal                                              3,418,195
      116,600  Bank of Nova Scotia                                           3,599,488
       27,400  Magna International Class A                                   1,886,723
       78,900  National Bank of Canada                                       1,484,615
       75,300  Quebecor Inc Class B*                                         1,007,160
       36,600  Royal Bank of Canada*                                         1,156,774
       26,500  Shell Canada Ltd                                                817,570
       70,904  Transcanada Pipelines Ltd                                       981,064
                                                                        --------------
                                                                            14,351,589
                                                                        --------------
               DENMARK -- 0.7%
       14,502  Carlsberg A/S Class B                                           595,880
       68,149  Danisco A/S                                                   2,411,512
      346,764  Danske Bank A/S                                               5,247,273

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               DENMARK -- CONTINUED
       60,700  Topdanmark A/S*                                               1,448,434
                                                                        --------------
                                                                             9,703,099
                                                                        --------------
               FINLAND -- 0.7%
       53,700  Finnair Class A                                                 195,092
      158,800  Fortum Oyj                                                      810,436
       24,238  Instrumentarium Oyj                                           1,173,040
      121,400  Kesko Oyj                                                     1,092,114
       23,400  Metra AB Class A                                                459,471
       71,800  Partek Oyj                                                      704,914
       43,554  Rautaruukki Oyj                                                 169,534
      124,850  Sonera Oyj                                                      583,174
       38,100  Stockmann AB Class A                                            445,242
       18,250  Stockmann AB Class B                                            214,693
      162,500  Stora Enso Oyj                                                2,108,437
       26,600  UPM-Kymmene Oyj                                                 945,670
                                                                        --------------
                                                                             8,901,817
                                                                        --------------
               FRANCE -- 7.0%
      123,814  Air France                                                    2,013,463
       41,543  Assurances Generales de France (Bearer)                       1,972,815
      434,712  BNP Paribas                                                  21,076,251
       36,630  Bongrain SA                                                   1,425,823
       20,937  Bouygues                                                        597,647
       23,170  Compagnie Generale d'Industrie et de Participations             758,792
       87,945  France Telecom SA                                             2,316,405
        5,470  Fromageries Bel Vache qui Rit                                   482,618
       14,845  Imetal                                                        1,561,456
       73,019  Michelin SA Class B                                           2,772,787
       99,783  Pernod Ricard                                                 7,768,107
       24,361  Remy Cointreau SA                                               539,661
       60,267  Saint-Gobain                                                  9,357,506
        6,752  Skis Rossignol                                                   78,788
       99,993  Societe Eurafrance SA                                         5,215,585
      344,425  Societe Generale Class A                                     20,378,250
       25,409  Suez SA                                                         707,717
       11,931  Technip SA                                                    1,500,574
       89,391  Total Fina Elf SA                                            13,137,214
                                                                        --------------
                                                                            93,661,459
                                                                        --------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               GERMANY -- 7.5%
       58,400  Adidas Salomon AG                                             3,773,545
      338,535  AGIV AG                                                         819,932
      167,700  Bankgesellschaft Berlin AG*                                     306,078
       81,600  BASF AG                                                       3,144,517
        1,300  BASF AG ADR                                                      50,258
       79,750  Bayer AG                                                      2,531,704
       97,600  Bayerische Motoren Werke AG                                   3,592,241
      174,280  Berliner Kraft & Licht AG Class A                             2,253,745
      142,400  Commerzbank AG                                                2,352,662
      177,056  Continental AG                                                2,550,005
      743,050  DaimlerChrysler AG                                           29,758,781
       57,930  Degussa AG                                                    1,678,667
       42,800  Douglas Holdings AG                                           1,062,531
      411,140  E. On AG                                                     20,129,003
       28,000  Gehe AG                                                       1,116,542
       59,297  Heidelberg Port-Zement                                        2,685,131
       13,900  Karstadt Quelle AG                                              492,963
        2,573  Leirheit AG                                                      66,213
       57,800  Linde AG                                                      2,627,342
       77,650  MAN AG                                                        1,820,232
      151,250  RWE AG                                                        5,429,497
       42,300  Schwarz Pharma AG                                             1,368,447
       50,723  Suedzucker AG                                                   745,882
      426,208  Thyssen Krupp AG                                              6,348,496
       90,500  Volkswagen AG                                                 4,297,709
                                                                        --------------
                                                                           101,002,123
                                                                        --------------
               GREECE -- 0.2%
       35,010  EFG Eurobank Ergasias SA                                        410,041
      130,150  Hellenic Telecommunications Organization SA                   1,918,359
                                                                        --------------
                                                                             2,328,400
                                                                        --------------
               HONG KONG -- 2.2%
      457,000  Cheung Kong Infrastructure Holdings Ltd                         717,793
    1,310,122  Chinese Estates Holdings Ltd*                                   117,586
      841,098  CLP Holdings Ltd                                              3,375,500
      623,409  Great Eagle Holdings Ltd                                        679,421
      170,000  Guoco Group                                                     959,067
    2,196,511  Hang Lung Development Co Ltd                                  1,872,847

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               HONG KONG -- CONTINUED
      774,815  Henderson Land Development Co Ltd                             3,030,017
    1,118,700  Hong Kong Aircraft Engineering Co Ltd                         2,043,975
    1,270,969  Hong Kong Electric Holdings Ltd                               4,750,296
      622,700  Hong Kong Ferry Co Ltd                                          487,030
      740,000  Hong Kong Land Holdings                                       1,398,600
    1,380,462  Jardine Matheson Holdings Ltd                                 7,730,587
    2,275,862  Mandarin Oriental ADR                                           967,241
    8,062,371  Regal Hotels International Ltd*                                 145,757
      441,500  SmarTone Telecommunications Holding Ltd*                        503,811
    1,083,961  Wheelock and Co Ltd                                             847,795
      297,200  Yue Yuen Industrial Holdings                                    727,829
                                                                        --------------
                                                                            30,355,152
                                                                        --------------
               IRELAND -- 1.2%
      694,015  Allied Irish Banks Plc                                        7,744,166
      513,363  Bank of Ireland                                               4,973,461
      333,899  Irish Life & Permanent Plc                                    3,696,930
                                                                        --------------
                                                                            16,414,557
                                                                        --------------
               ITALY -- 2.7%
      299,074  Autostrade Concessioni e Costruzioni Autostrade SPA           2,178,246
      200,500  Banca Popolare di Bergamo Credit                              3,451,307
    1,069,100  Banca Popolare di Milano                                      4,004,261
    1,012,050  Banco Ambrosiano Veneto SPA (Savings Shares)                  1,680,813
      166,797  Enel SPA                                                        933,488
    1,073,988  ENI-Ente Nazionale Idrocarburi SPA                           14,715,354
      178,189  Fiat SPA (Savings Shares)                                     1,518,215
      588,000  Grassetto SPA(a)*                                                 5,086
      258,850  IFIL Finanziaria di Partecipazioni SPA                        1,074,745
      361,425  IFIL Finanziaria di Partecipazioni SPA (Savings Shares)       1,206,762
       27,500  Industrie Natuzzi SPA ADR                                       394,625
      203,020  Italcementi SPA                                                 856,988
       36,300  Italmobiliare SPA                                             1,149,222
       20,900  Marzotto (Gaetano&figli) SPA                                    158,187
    1,029,377  Parmalat Finanziaria SPA                                      3,187,672
      982,472  SMI (Societa Metallurgica Italy)                                426,619
                                                                        --------------
                                                                            36,941,590
                                                                        --------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- 19.0%
       79,800  Acom Co Ltd                                                   4,376,850
      415,000  Ashikaga Bank Ltd*                                              480,665
       42,600  Autobacs Seven                                                  921,554
      562,000  Bank of Yokohama                                              1,847,786
       72,000  Best Denki Co Ltd                                               174,317
      145,000  Bridgestone Corp                                              1,825,705
      499,000  Brother Industries Ltd                                        2,035,898
      249,000  Canon Sales Co Inc                                            1,804,820
      704,000  Chiba Bank                                                    2,356,749
      283,200  Chubu Electric Power Co Inc                                   4,655,632
       64,000  Chudenko Corp                                                   780,004
      196,500  Chugoku Electric Power Co Inc                                 2,814,799
    1,523,000  Cosmo Oil Co Ltd                                              2,253,346
      625,000  Daicel Chemical Industries Ltd                                1,732,673
      425,000  Daido Steel Co Ltd                                              631,982
      121,000  Daiichi Pharmaceuticals Co Ltd                                2,278,498
      133,000  Dainippon Printing Co Ltd                                     1,279,066
      101,000  Daio Paper Corp                                                 710,943
    5,079,000  Daiwa Bank Holdings Inc*                                      4,326,591
    1,022,000  Daiwa House Industry Co Ltd                                   5,047,951
      192,000  Daiwa Kosho Lease Co Ltd                                        446,195
      271,000  Ezaki Glico Co Ltd                                            1,322,346
      166,000  Fuji Heavy Industries Ltd                                       879,462
      108,400  Fuji Photo Film Co Ltd                                        3,418,255
      225,000  Fukuyama Transporting Co Ltd                                    741,453
      384,000  General Sekiyu (KK)                                           2,886,636
      279,000  Gunze Ltd                                                       900,639
       73,200  Heiwa Corp                                                    1,092,872
      324,000  Hino Motors*                                                    946,639
      254,000  Hitachi Metals Ltd                                              738,322
      203,300  Hokkaido Electric Power                                       2,682,816
      163,000  Hokuriku Bank*                                                  231,422
      444,000  Honda Motor Co Ltd                                           17,750,047
      222,000  House Foods Corp                                              1,862,925
      184,000  Itoham Foods Inc                                                508,724
       78,000  Japan Airport Terminal Co Ltd                                   524,566
    2,512,000  Japan Energy Co Ltd                                           3,059,638
       75,000  Japan Radio Co*                                                 234,261
      199,000  Japan Securities Finance Co                                     689,976
        1,113  Japan Tobacco Inc                                             6,320,792

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      927,000  Kajima Corp                                                   2,306,677
      293,000  Kamigumi Co Ltd                                               1,096,903
      242,000  Kandenko Co                                                     994,582
      198,500  Kansai Electric Power                                         2,834,549
    2,159,000  Kawasaki Heavy Industries Ltd*                                1,855,296
      164,000  Keisei Electric Railway Co                                      425,242
      159,000  Kinden Corp                                                     564,356
      159,000  Kissei Pharmaceutical Co Ltd                                  2,079,208
    3,252,000  Kobe Steel Ltd*                                               1,239,320
      106,000  Kokusai Electric                                                365,149
      465,000  Komatsu Ltd                                                   1,521,913
      800,000  Kubota Corp                                                   2,223,800
      406,200  Kyushu Electric Power Co Inc                                  5,770,119
      465,000  Maeda Corp                                                    1,563,609
      132,000  Maeda Road Construction                                         444,850
      102,000  Makita Corp                                                     596,032
       58,000  Marui Co Ltd                                                    606,763
       53,000  Maruichi Steel Tube                                             550,495
       91,000  Misawa Homes                                                    170,678
      158,000  Mitsubishi Corp                                               1,096,820
    1,882,000  Mitsubishi Heavy Industries                                   5,147,110
      731,000  Mitsubishi Material                                           1,136,170
    1,098,000  Mitsubishi Motors*                                            2,502,447
            1  Mitsubishi Tokyo Finance Group Inc*                               1,208
      198,000  Mitsui & Co                                                   1,103,740
      396,000  Mitsui Petrochemical Industries Ltd                           1,476,585
       79,000  Nagase & Co                                                     344,749
       63,000  National House Industrial                                       255,625
      150,900  Nichiei Co Ltd (Kyoto)                                          913,350
      395,000  Nippon Express Co Ltd                                         1,402,018
      113,000  Nippon Hodo Co                                                  439,081
      812,000  Nippon Light Metal*                                             461,140
       45,000  Nippon Meat Packers Inc                                         390,062
    1,251,000  Nippon Oil Co Ltd                                             5,328,377
      845,000  Nippon Shinpan Co                                             1,111,302
      495,000  Nippon Suisan Kaisha Ltd                                        639,903
            1  Nippon Unipac Holding                                             2,006
      597,000  Nishimatsu Construction                                       1,583,673
      454,000  Nissan Fire & Marine Insurance Co Ltd                           749,740
      290,000  Nisshin Oil Mills Ltd                                           734,616

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
    1,053,000  Nisshin Steel Co Ltd                                            550,794
      608,000  Nisshinbo Industries Inc                                      2,203,475
    2,403,000  Nissho Iwai Corp*                                             1,364,678
    6,312,000  NKK Corp*                                                     5,141,102
      175,000  Nomura Securities Co Ltd                                      2,000,747
      590,000  Obayashi Corp                                                 1,516,608
      389,000  Okumura Corp                                                  1,110,390
      104,000  Ono Pharmaceutical Co Ltd                                     3,061,909
      860,000  Onoda Cement Co Ltd                                           1,233,850
      110,000  Onward Kashiyama Co Ltd                                         919,783
      778,000  Orient Corp*                                                    773,204
       25,100  ORIX Corp                                                     1,914,971
      471,000  Osaka Gas Co Ltd                                              1,073,454
       63,600  Promise Co                                                    2,685,148
       99,000  Q.P. Corp                                                       721,278
       47,800  Rinnai Corp                                                     898,315
      164,000  Royal Co Ltd                                                  1,133,570
       93,000  Ryosan Co                                                     1,014,609
      331,000  Sankyo Co Ltd                                                 4,835,457
      242,000  Sanwa Shutter Corp                                              528,033
      622,000  Seino Transportation Co Ltd                                   2,161,255
      913,000  Sekisui Chemical                                              2,210,439
      646,000  Sekisui House Ltd                                             4,165,873
      320,500  Shikoku Electric Power                                        4,636,563
      573,000  Shimizu Corp                                                  1,875,389
      535,000  Showa Shell Sekiyu                                            3,438,072
      158,000  Sumitomo Forestry Co Ltd                                        885,485
    3,342,000  Sumitomo Metal Industries*                                    1,273,619
      432,000  Sumitomo Realty and Development Co Ltd                        2,046,613
      373,000  Suzuki Motor Corp                                             4,557,108
    1,278,000  Taisei Corp                                                   2,836,286
      125,000  Taisho Pharmaceutical Co Ltd                                  1,866,243
       35,000  Takeda Chemical Industries Ltd                                1,420,138
      104,890  Takefuji Corp                                                 6,387,846
      151,000  Takuma Corp                                                   1,000,837
       39,500  TDK Corp                                                      1,794,582
      497,000  Teikoku Oil Co Ltd                                            2,012,882
      197,000  Toagosei Co Ltd                                                 254,668
      536,700  Tohoku Electric Power Co Inc                                  6,986,224
      407,000  Tokyo Electric Co Ltd                                           766,404

8             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      176,500  Tokyo Electric Power                                          3,336,783
      211,000  Tokyo Ink Manufacturing Co Ltd                                  402,055
      228,700  Tokyo Steel Manufacturing Co                                    704,087
       71,000  Tokyo Style Co Ltd                                              626,041
      220,000  Tomen Corp*                                                     136,447
      425,000  Toppan Printing Co Ltd                                        3,648,982
       85,032  Tostem Corp                                                   1,140,538
      206,000  Toyo Seikan Kaisha                                            2,650,715
      129,000  Toyo Suisan Kaisha                                              987,080
      154,300  Toyota Motor Corp                                             3,943,254
          344  UFJ Holdings Inc*                                               730,028
      155,000  Victor Co of Japan Ltd                                          469,083
      108,000  Wacoal Corp                                                     811,059
       76,000  Yamaha Corp                                                     488,399
      179,000  Yamazaki Baking Co Ltd                                          933,622
      395,000  Yasuda Fire & Marine Insurance                                1,838,857
    4,570,000  Yasuda Trust & Banking*                                       1,468,410
                                                                        --------------
                                                                           255,176,419
                                                                        --------------
               LUXEMBOURG -- 0.1%
       98,642  Arcelor (Luxembourg Exchange)*                                1,365,205
                                                                        --------------
               MALAYSIA -- 0.0%
      511,000  MBF Holdings Berhad(a)*                                           6,724
      751,000  Promet Berhad(a)*                                                 1,976
      234,000  Saship Holdings(a)*                                                 616
       36,540  Silverstone(a)*                                                      96
                                                                        --------------
                                                                                 9,412
                                                                        --------------
               NETHERLANDS -- 4.5%
    1,002,833  ABN Amro Holdings NV                                         17,461,779
      120,605  Buhrmann NV                                                   1,392,716
      144,187  DSM NV                                                        5,538,893
       13,872  Gamma Holdings NV                                               407,976
      207,352  KLM-Konin Luchtvaart Mij NV                                   2,846,435
       60,040  Koninklijke Philips Electronics NV                            1,568,425
       47,757  Koninklijke Volker Wessels                                    1,152,544
      340,512  Koninklijke Wessanen NV                                       2,827,612
       84,467  Numico NV                                                     1,881,397

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               NETHERLANDS -- CONTINUED
      287,653  OCE NV                                                        2,936,074
       59,917  Royal Dutch Petroleum                                         3,091,552
    2,246,703  Royal KPN NV*                                                10,727,557
       42,577  Unilever NV                                                   2,474,916
        1,400  Unilever NV NY Shares                                            81,592
       68,840  VIB NV                                                        1,586,917
       25,754  Wereldhave NV                                                 1,267,573
      151,541  Wolters Kluwer NV                                             3,263,966
                                                                        --------------
                                                                            60,507,924
                                                                        --------------
               NEW ZEALAND -- 0.3%
      475,694  Lion Nathan Ltd                                               1,143,488
    1,384,535  Telecom Corp of New Zealand                                   2,949,984
                                                                        --------------
                                                                             4,093,472
                                                                        --------------
               NORWAY -- 5.0%
      153,094  Bergesen D.Y. ASA Class A                                     2,852,032
       62,550  Bergesen D.Y. ASA Class B                                     1,074,007
    3,755,729  Den Norske Bank Class A                                      18,840,393
       95,810  Elkem AS Class A                                              1,924,651
      398,428  Fred Olsen Energy*                                            1,721,467
       70,250  Frontline Ltd                                                   768,669
    1,584,504  Kvaerner ASA*                                                 1,410,116
      505,800  Merkantildata ASA*                                              380,314
      341,837  Norsk Hydro AS                                               14,539,399
      343,814  Norske Skogindustrier AS Class A                              6,212,088
       89,104  Orkla ASA                                                     1,529,948
      377,491  Petroleum Geo-Services*                                       2,097,007
      128,150  Smedvig A/S Class A                                             941,994
    1,179,533  Statoil ASA*                                                  8,538,036
        4,600  Statoil ASA ADR*                                                 32,844
      392,900  Storebrand                                                    2,292,839
      362,542  Tandberg Data ASA*                                              257,543
      387,200  Telenor ASA                                                   1,499,141
                                                                        --------------
                                                                            66,912,488
                                                                        --------------
               PORTUGAL -- 0.4%
       43,637  Banco Espirito Santo e Commercial de Lisboa
                 (Registered)                                                  434,079
    1,284,089  Electricidade de Portugal SA                                  2,476,943

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               PORTUGAL -- CONTINUED
      123,700  Portugal Telecom SA*                                            872,054
      188,048  Telecel-Comunicacoes Pessoai*                                 1,382,623
                                                                        --------------
                                                                             5,165,699
                                                                        --------------
               SINGAPORE -- 1.6%
      544,100  BIL International Ltd*                                          100,988
      284,457  BIL International Ltd Singapore*                                 51,404
      104,000  Cerebos Pacific Ltd                                             128,875
      378,000  Chartered Semiconductor Manufacturing Ltd*                      862,538
    4,369,500  Comfort Group                                                 1,550,441
       63,850  Creative Technology Ltd                                         752,878
      166,000  Fraser & Neave                                                  697,765
      982,767  Haw Par Brothers International Ltd                            2,221,064
    1,075,104  Hotel Properties Ltd                                            762,964
       11,308  Inchcape Motors Ltd                                              14,198
    2,319,411  Jardine Strategic Holdings Ltd                                6,030,469
      659,000  Keppel Corp Ltd                                               1,482,152
      542,000  Singapore Airlines Ltd (Registered)                           4,023,910
      221,000  Singapore Land Ltd                                              405,361
    2,053,201  Straits Trading Co Ltd                                        2,017,502
    1,823,960  United Industrial Corp Ltd                                      711,920
      130,000  United Overseas Land                                            124,901
                                                                        --------------
                                                                            21,939,330
                                                                        --------------
               SPAIN -- 1.8%
       49,272  Aurea Concesiones de Infraestructuras del Estado SA             936,794
       54,942  Banco Popular Espanol                                         1,939,013
      113,486  Banco Santander Central Hispano                                 905,085
      115,425  Compania Espanola de Petroleos                                1,458,701
      394,907  Endesa SA                                                     5,923,250
        5,800  Endesa SA ADR                                                    87,580
       37,565  Fomento de Construcciones y Contratas SA                        812,343
       63,253  Gas Natural SDG SA                                            1,103,031
       96,889  Grupo Ferrovial SA                                            2,056,672
      122,385  Iberdrola SA                                                  1,540,307
      549,537  Repsol SA                                                     6,792,744
        3,200  Repsol YPF SA ADR                                                39,168
      134,274  Terra Networks SA*                                              998,864
                                                                        --------------
                                                                            24,593,552
                                                                        --------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               SWEDEN -- 1.5%
       36,900  Esselte AB Class B                                              222,165
      369,632  Gambro AB Class A                                             2,172,467
      285,780  Gambro AB Class B                                             1,679,637
      211,800  Mo Och Domsjo AB Class B                                      5,181,726
      325,800  Nordbanken Holdings AB                                        1,696,899
      114,317  SAS AB*                                                         824,833
      147,300  Skandinaviska Enskilda Banken Class A                         1,379,550
       37,300  SSAB Swedish Steel Class A                                      399,241
       28,400  Svenska Cellulosa Class B                                       913,297
      102,700  Svenska Handelsbanken Class A                                 1,393,694
       37,700  Svenska Kullagerfabriken AB                                     857,486
      288,100  Trelleborg AB Class B                                         2,670,690
       56,700  Volvo AB Class A                                                961,811
                                                                        --------------
                                                                            20,353,496
                                                                        --------------
               SWITZERLAND -- 5.8%
        3,584  Banque Cantonale Vaudoise (Bearer)                              537,264
       15,832  BK Vision AG (Bearer)*                                        3,056,048
       97,587  Clariant AG                                                   1,946,701
        8,575  Givaudan                                                      2,817,414
        6,591  Merkur Holding AG (Registered)                                1,109,843
        1,782  Pargesa Holdings SA (Bearer)                                  3,617,531
       18,892  Pharma Vision 2000 AG*                                        2,250,103
       61,925  Roche Holding AG (Bearer)                                     5,458,948
      374,631  Roche Holding AG (Genusschein)                               26,321,323
        4,067  Schweizerische Lebensversicherungs-und Rentenanstalt          1,187,123
        7,715  SIG Holding AG                                                  769,508
        2,035  Sika Finanz AG (Bearer)                                         426,247
       74,516  Swiss Reinsurance Co                                          6,700,057
       58,750  Swisscom AG                                                  17,114,160
       22,264  Zurich Financial Services AG                                  4,304,147
                                                                        --------------
                                                                            77,616,417
                                                                        --------------
               UNITED KINGDOM -- 21.5%
    1,208,026  Abbey National Plc                                           16,283,263
        1,200  Abbey National Plc ADR                                           32,880
      307,563  Alliance & Leicester Plc                                      3,623,693
    1,126,935  Associated British Food                                       8,208,775
      604,809  AWG Plc*                                                      4,448,298

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      301,546  BAA                                                           2,723,245
      417,721  Barclays Plc                                                 12,259,610
      225,035  Barratt Development                                           1,470,498
      932,130  Bass Plc                                                      9,307,937
      297,992  BG Group Plc                                                  1,232,829
      821,765  Boots Co                                                      7,421,314
      557,269  BP Amoco Plc                                                  4,591,272
      164,886  BPB Industries Plc                                              787,100
      451,845  British American Tobacco                                      4,147,691
      229,372  British Energy Plc                                              681,290
      511,082  British Energy Plc (Deferred Shares)(a)*                             --
    2,550,462  BT Group Plc*                                                 9,225,858
        1,300  BT Group Plc ADR*                                                47,645
    1,264,627  BTR Siebe Plc                                                 1,717,141
      170,739  Cadbury Schweppes Plc                                         1,161,582
    1,291,993  Coats Viyella                                                   922,834
    2,169,461  Corus Group Plc*                                              2,516,158
      440,521  Diageo Plc                                                    5,233,812
        1,600  Diageo Plc ADR                                                   77,264
    1,013,383  Eurotunnel SA Units (Registered)*                               881,497
      233,959  Firstgroup Plc                                                  847,134
      348,877  Gallaher Group Plc                                            2,453,688
      245,515  Great Portland Estates Plc                                      934,120
      917,057  Great Universal Stores Plc                                    8,949,889
      200,528  Hanson Plc                                                    1,324,537
    1,557,427  HBOS Plc                                                     16,322,931
      275,969  Imperial Tobacco Group Plc                                    3,657,397
      184,559  Inchcape Plc                                                  1,829,892
      603,723  Innogy Holdings Plc                                           2,188,134
      404,188  Land Securities                                               5,030,815
      361,187  Lattice Group Plc                                               864,635
      417,948  Legal & General Group Plc                                       886,718
    1,194,595  Lloyds TSB Group Plc                                         11,489,519
    2,574,208  Marks & Spencer                                              13,690,009
      740,502  National Power*                                               1,885,259
      139,259  Next Plc                                                      1,874,150
      690,699  Northern Foods Plc                                            1,621,695
      520,188  Northern Rock Plc                                             5,010,484
      697,247  Powergen Plc                                                  7,593,633
      685,879  Rank Group Plc                                                2,425,268

              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
       71,660  Reckitt Benckiser Plc                                         1,134,173
      974,485  Rentokil Initial Plc                                          3,676,646
      239,474  Rexam Plc                                                     1,478,478
      170,903  RMC Group                                                     1,377,834
    1,343,739  Rolls-Royce                                                   3,059,941
      820,060  Royal & Sun Alliance Insurance Group                          3,027,320
      439,447  Royal Bank of Scotland Group                                 10,765,312
    1,397,929  Sainsbury (J)                                                 8,269,768
      927,925  Scottish & Newcastle Plc                                      7,284,137
      711,996  Scottish Hydro-Electric Plc                                   6,394,749
    1,490,706  Scottish Power Plc                                            9,003,101
        2,650  Scottish Power Plc ADR                                           63,255
      553,392  Severn Trent Plc                                              5,741,234
    1,220,241  Somerfield Plc*                                               2,053,832
      302,329  Southwest Water                                               2,687,555
    1,071,541  Stagecoach Holdings Plc                                       1,026,811
      831,832  Tate & Lyle                                                   3,964,951
    1,154,142  Taylor Woodrow Plc                                            3,191,378
       45,173  Transport Development Group Plc                                 124,591
      993,688  United Utilities                                              8,482,025
      723,310  Viglen Technology Plc (Entitlement Letters)(a)*                      --
      375,219  Whitebread Plc                                                3,385,928
      206,745  Wilson (Connolly) Holdings                                      489,804
    1,098,172  Wimpey (George)                                               4,069,527
      451,149  Wolseley                                                      3,809,488
      813,240  Yorkshire Water                                               4,106,381
                                                                        --------------
                                                                           288,551,612
                                                                        --------------

               TOTAL COMMON STOCKS (COST $1,476,411,044)                 1,295,530,164
                                                                        --------------
               PREFERRED STOCKS -- 0.9%
               GERMANY -- 0.6%
          600  Hugo Boss AG 2.75%                                               12,664
       61,222  MAN AG 2.42%                                                  1,196,829
       91,246  RWE AG 4.25%                                                  2,513,850
        9,000  Villeroy & Boch AG (Non Voting) 6.83%                            83,689
      127,450  Volkswagen AG 3.46%                                           3,913,671
                                                                        --------------
                                                                             7,720,703
                                                                        --------------

              See accompanying notes to the financial statements.
14

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               ITALY -- 0.3%
      190,900  Fiat SPA 2.71%                                                1,738,803
       86,700  IFI Istituto Finanziario Industries 2.81%                     1,608,653
       88,449  Societa Assicuratrice Industriale SPA (SAI) 3.95%               652,616
                                                                        --------------
                                                                             4,000,072
                                                                        --------------

               TOTAL PREFERRED STOCKS (COST $14,668,400)                    11,720,775
                                                                        --------------
               RIGHTS AND WARRANTS -- 0.1%
               FRANCE -- 0.0%
       42,538  Cap Gemini SA Warrants, Expires 3/31/03*                         12,510
    1,252,228  Eurotunnel SA Paris Warrants, Expires 10/31/03*                  21,664
                                                                        --------------
                                                                                34,174
                                                                        --------------
               ITALY -- 0.1%
      274,456  Banca Intesa SPA Warrants, Expires 11/15/02*                    911,633
                                                                        --------------
               SINGAPORE -- 0.0%
      215,759  Asia Food & Properties Ltd Warrants, Expires 7/12/02*               589
                                                                        --------------
               UNITED KINGDOM -- 0.0%
    2,311,000  Eurotunnel SA Warrants, Expires 10/31/03*                        49,030
                                                                        --------------

               TOTAL RIGHTS AND WARRANTS (COST $809,435)                       995,426
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 6.5%
               CASH EQUIVALENTS -- 5.8%
$  22,500,000  Bank of Scotland Time Deposit, 1.81%, due 3/01/02            22,500,000
   56,013,091  The Boston Global Investment Trust(b)                        56,013,091
                                                                        --------------
                                                                            78,513,091
                                                                        --------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               U.S. GOVERNMENT -- 0.7%
$   9,500,000  U.S. Treasury Bill, 1.74%, due 5/23/02(c)                     9,462,105
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $87,970,606)              87,975,196
                                                                        --------------
               TOTAL INVESTMENTS -- 103.9%
               (Cost $1,579,859,485)                                     1,396,221,561

               Other Assets and Liabilities (net) -- (3.9%)                (52,043,096)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $1,344,178,465
                                                                        ==============

               NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Represents investment of security lending collateral (Note 1).

(c) All or a portion of this security is held as collateral for open futures contracts (Note 6).

16            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Banks                                                          19.6%
Consumer Discretionary                                         14.5
Utilities                                                      11.6
Industrials                                                    10.8
Materials                                                       8.8
Consumer Staples                                                8.6
Energy                                                          7.2
Diversified Financials                                          4.9
Health Care                                                     4.4
Telecommunication Services                                      4.0
Insurance                                                       2.3
Real Estate                                                     2.2
Information Technology                                          1.1
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             17

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $52,833,778 (cost $1,579,859,485) (Note 1)                $1,396,221,561
   Cash                                                               24,437
   Foreign currency, at value (cost $1,280,408) (Note 1)           1,275,635
   Receivable for investments sold                                   377,717
   Receivable for Fund shares sold                                   728,867
   Dividends and interest receivable                               1,740,901
   Foreign taxes receivable                                        1,209,055
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               26,059,478
                                                              --------------
      Total assets                                             1,427,637,651
                                                              --------------

LIABILITIES:
   Payable for investments purchased                                 765,401
   Payable upon return of securities loaned (Note 1)              56,013,091
   Payable for Fund shares repurchased                               626,951
   Payable to affiliate for (Note 2):
      Management fee                                                 458,225
      Shareholder service fee                                        145,512
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                               24,474,901
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  503,801
   Accrued expenses                                                  471,304
                                                              --------------
      Total liabilities                                           83,459,186
                                                              --------------
NET ASSETS                                                    $1,344,178,465
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,656,621,482
   Overdistributed net investment income                            (176,685)
   Accumulated net realized loss                                (129,877,486)
   Net unrealized depreciation                                  (182,388,846)
                                                              --------------
                                                              $1,344,178,465
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $   42,495,403
                                                              ==============
   Class III shares                                           $1,053,103,676
                                                              ==============
   Class IV shares                                            $  248,579,386
                                                              ==============
SHARES OUTSTANDING:
   Class II                                                        2,440,406
                                                              ==============
   Class III                                                      60,185,714
                                                              ==============
   Class IV                                                       14,207,852
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class II                                                   $        17.41
                                                              ==============
   Class III                                                  $        17.50
                                                              ==============
   Class IV                                                   $        17.50
                                                              ==============

18            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,918,474)         $  38,059,087
   Interest (including securities lending income of
    $1,592,650)                                                   3,753,364
                                                              -------------
      Total income                                               41,812,451
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                        7,578,601
   Custodian fees                                                 1,136,248
   Audit fees                                                        77,904
   Legal fees                                                        56,831
   Transfer agent fees                                               52,224
   Trustees fees (Note 2)                                            16,974
   Registration fees                                                  5,750
   Miscellaneous                                                     25,304
   Fees reimbursed by Manager (Note 2)                           (1,354,121)
                                                              -------------
                                                                  7,595,715

   Shareholder service fee (Note 2) - Class II                       54,814
   Shareholder service fee (Note 2) - Class III                   1,750,344
   Shareholder service fee (Note 2) - Class IV                      190,472
                                                              -------------
      Net expenses                                                9,591,345
                                                              -------------
            Net investment income                                32,221,106
                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (130,999,636)
      Closed futures contracts                                    5,877,243
      Foreign currency, forward contracts and foreign
       currency related transactions                             21,620,221
                                                              -------------

         Net realized loss                                     (103,502,172)
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (67,405,209)
      Open futures contracts                                        (71,302)
      Foreign currency, forward contracts and foreign
       currency related transactions                            (17,319,423)
                                                              -------------

         Net unrealized loss                                    (84,795,934)
                                                              -------------

      Net realized and unrealized loss                         (188,298,106)
                                                              -------------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(156,077,000)
                                                              =============

              See accompanying notes to the financial statements.             19

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   32,221,106     $   38,195,539
   Net realized gain (loss)                                 (103,502,172)        89,742,178
   Change in net unrealized appreciation (depreciation)      (84,795,934)        15,594,714
                                                          --------------     --------------
   Net increase (decrease) in net assets from
    operations                                              (156,077,000)       143,532,431
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class II                                                (1,302,950)          (168,213)
      Class III                                              (45,392,797)       (14,716,332)
      Class IV                                                (9,503,029)        (2,035,580)
                                                          --------------     --------------
      Total distributions from net investment income         (56,198,776)       (16,920,125)
                                                          --------------     --------------
   Net realized gains
      Class II                                                        --         (1,446,917)
      Class III                                                       --       (126,422,813)
      Class IV                                                        --        (15,526,531)
                                                          --------------     --------------
      Total distributions from net realized gains                     --       (143,396,261)
                                                          --------------     --------------
                                                             (56,198,776)      (160,316,386)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class II                                                29,909,052         (5,525,465)
      Class III                                              (50,856,645)      (499,253,645)
      Class IV                                               125,957,168       (139,977,359)
                                                          --------------     --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       105,009,575       (644,756,469)
                                                          --------------     --------------
      Total decrease in net assets                          (107,266,201)      (661,540,424)
NET ASSETS:
   Beginning of period                                     1,451,444,666      2,112,985,090
                                                          --------------     --------------
   End of period (including overdistributed net
    investment income of $176,685 and $3,950,748,
    respectively)                                         $1,344,178,465     $1,451,444,666
                                                          ==============     ==============

20            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------
                                           2002     2001     2000     1999     1998
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 20.30  $ 20.85  $ 20.33  $ 23.16  $ 24.36
                                          -------  -------  -------  -------  -------

Income from investment operations:
   Net investment income                     0.28(b)    0.40(b)    0.41(b)    0.39(b)    0.52(b)
   Net realized and unrealized gain
     (loss)                                 (2.44)    1.11     1.33    (0.46)    1.94
                                          -------  -------  -------  -------  -------

      Total from investment operations      (2.16)    1.51     1.74    (0.07)    2.46
                                          -------  -------  -------  -------  -------

Less distributions to shareholders:
   From net investment income               (0.73)   (0.22)   (0.56)   (0.48)   (0.74)
   From net realized gains                     --    (1.84)   (0.66)   (2.28)   (2.92)
                                          -------  -------  -------  -------  -------

      Total distributions                   (0.73)   (2.06)   (1.22)   (2.76)   (3.66)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $ 17.41  $ 20.30  $ 20.85  $ 20.33  $ 23.16
                                          =======  =======  =======  =======  =======
TOTAL RETURN(a)                            (10.71)%    7.25%    8.09%   (0.76)%   11.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $42,495  $15,284  $21,162  $18,295  $12,500
   Net expenses to average daily net
     assets                                  0.76%    0.76%    0.76%    0.76%    0.76%
   Net investment income to average
     daily net assets                        1.56%    1.88%    1.84%    1.71%    2.14%
   Portfolio turnover rate                     51%      31%      53%      60%      68%
   Fees and expenses reimbursed by the
     Manager to average daily net assets     0.10%    0.08%    0.09%    0.28%    0.30%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             21

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------
                                             2002        2001        2000        1999        1998
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD      $    20.37  $    20.91  $    20.38  $    23.20  $    24.37
                                          ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                        0.44(b)       0.44(b)       0.47(b)       0.42(b)       0.54(b)
   Net realized and unrealized gain
     (loss)                                    (2.59)       1.09        1.28       (0.47)       1.96
                                          ----------  ----------  ----------  ----------  ----------

      Total from investment operations         (2.15)       1.53        1.75       (0.05)       2.50
                                          ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                  (0.72)      (0.23)      (0.56)      (0.49)      (0.75)
   From net realized gains                        --       (1.84)      (0.66)      (2.28)      (2.92)
                                          ----------  ----------  ----------  ----------  ----------

      Total distributions                      (0.72)      (2.07)      (1.22)      (2.77)      (3.67)
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD            $    17.50  $    20.37  $    20.91  $    20.38  $    23.20
                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN(a)                               (10.60)%       7.32%       8.20%      (0.68)%      11.71%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $1,053,104  $1,280,603  $1,799,929  $1,998,447  $3,046,510
   Net expenses to average daily net
     assets                                     0.69%       0.69%       0.69%       0.69%       0.69%
   Net investment income to average
     daily net assets                           2.37%       2.07%       2.09%       1.84%       2.19%
   Portfolio turnover rate                        51%         31%         53%         60%         68%
   Fees and expenses reimbursed by the
     Manager to average daily net assets        0.10%       0.08%       0.09%       0.28%       0.30%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

22            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------------
                                            2002      2001      2000      1999      1998+
                                          --------  --------  --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  20.37  $  20.90  $  20.37  $  23.19  $  20.61
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.36(b)     0.50(b)     0.55(b)     0.42(b)     0.02(b)
   Net realized and unrealized gain
     (loss)                                  (2.49)     1.05      1.21     (0.46)     2.56
                                          --------  --------  --------  --------  --------

      Total from investment operations       (2.13)     1.55      1.76     (0.04)     2.58
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.74)    (0.24)    (0.57)    (0.50)       --
   From net realized gains                      --     (1.84)    (0.66)    (2.28)       --
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.74)    (2.08)    (1.23)    (2.78)       --
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  17.50  $  20.37  $  20.90  $  20.37  $  23.19
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                             (10.52)%     7.45%     8.18%    (0.60)%    12.52%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $248,579  $155,558  $291,894  $567,219  $682,952
   Net expenses to average daily net
     assets                                   0.63%     0.63%     0.63%     0.63%     0.63%*
   Net investment income to average
     daily net assets                         1.97%     2.34%     2.47%     1.85%     0.68%*
   Portfolio turnover rate                      51%       31%       53%       60%       68%
   Fees and expenses reimbursed by the
     Manager to average daily net assets      0.10%     0.08%     0.09%     0.28%     0.30%

+    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
*    Annualized.
**   Not Annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             23

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Intrinsic Value Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the SSB PMI Value EPAC Index.

      The Fund offers three classes of shares: Class II, Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Shares of mutual funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28 2002, the Fund loaned securities having a market value of $52,833,778 collateralized by cash in the amount of $56,013,091 which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $56,198,776.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $7,485,069 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency and passive foreign investment transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $63,430,844 expiring in 2010. The Fund has elected to defer to March 1, 2002 post-October capital losses of $51,410,334.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions, and differing treatment for redemption in-kind transactions. Net losses resulting from such in-kind transactions amounted to $9,361,850. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $27,751,733       $(18,337,188)      $(9,414,545)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium for cash purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .60% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. These fees were allocated relative to each class' net assets on the share transaction date. For the period March 1, 2000 through October 12, 2000, the Fund received $411,049 in purchase premiums. There was no premium for cash redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $16,974. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $797,438,360 and $675,987,872, respectively.

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $1,596,247,077    $61,821,624      $(261,847,140)   $(200,025,516)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 11.5% of the outstanding shares of the Fund were held by one shareholder.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class II:                                      -----------  -------------  -----------  -------------
         Shares sold                                      1,624,477  $  28,823,075          811  $      20,626
         Shares issued to shareholders in reinvestment
           of distributions                                  68,492      1,192,782       63,248      1,302,403
         Shares repurchased                                  (5,596)      (106,805)    (326,181)    (6,848,494)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                          1,687,373  $  29,909,052     (262,122) $  (5,525,465)
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                      9,555,643  $ 172,725,472    6,408,501  $ 137,810,603
         Shares issued to shareholders in reinvestment
           of distributions                               1,736,570     31,031,226    6,628,260    137,451,715
         Shares repurchased                             (13,971,133)  (254,613,343) (36,259,134)  (774,515,963)
                                                        -----------  -------------  -----------  -------------
         Net decrease                                    (2,678,920) $ (50,856,645) (23,222,373) $(499,253,645)
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  -------------
         Shares sold                                      7,356,392  $ 140,727,918    6,826,032  $ 139,300,163
         Shares issued to shareholders in reinvestment
           of distributions                                 387,104      6,911,650      845,200     17,432,523
         Shares repurchased                              (1,170,451)   (21,682,400) (14,004,608)  (296,710,045)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                          6,573,045  $ 125,957,168   (6,333,376) $(139,977,359)
                                                        ===========  =============  ===========  =============

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                      Net Unrealized
         Settlement                         Units                      Appreciation
            Date     Deliver/Receive     of Currency       Value      (Depreciation)
         ----------  ----------------  ---------------  ------------  --------------

            Buys
           4/26/02   AUD                   26,367,169   $ 13,559,726   $    289,680
           4/26/02   CAD                   39,108,277     24,365,050       (346,495)
           3/22/02   CHF                  121,181,635     71,103,746     (2,840,227)
           3/22/02   DKK                  613,411,536     71,337,400     (4,390,383)
           3/22/02   EUR                  262,529,515    226,913,733    (12,396,336)
           3/22/02   GBP                   55,126,853     77,888,767     (1,952,075)
           4/26/02   HKD                  331,945,950     42,552,863          2,097
           4/26/02   JPY                3,920,927,200     29,382,695     (2,042,484)
           3/22/02   NOK                  383,090,703     42,889,192         (2,921)
           4/26/02   NZD                   31,837,754     13,318,863        239,398
           3/22/02   SEK                  658,641,700     62,879,342        478,171
           4/26/02   SGD                    5,252,190      2,871,304        (16,526)
                                                                       ------------
                                                                       $(22,978,101)
                                                                       ============

           Sales
           4/26/02   AUD                   31,750,830   $ 16,328,357   $   (333,792)
           4/26/02   CAD                   59,489,299     37,062,736        614,745
           3/22/02   CHF                  104,939,080     61,573,370      3,619,538
           3/22/02   DKK                  100,298,680     11,664,350        379,756
           3/22/02   EUR                  161,229,485    139,356,462      5,911,967
           3/22/02   GBP                   63,124,989     89,189,338      2,423,902
           4/26/02   HKD                  475,195,878     60,916,379         (5,807)
           4/26/02   JPY               22,055,492,833    165,279,737     11,593,446
           3/22/02   NOK                  410,025,495     45,904,696        490,958
           3/22/02   SEK                  163,640,428     15,622,458       (147,855)
           4/26/02   SGD                    5,269,740      2,880,899         15,820
                                                                       ------------
                                                                       $ 24,562,678
                                                                       ============

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      CURRENCY ABBREVIATIONS:

       AUD - Australian Dollar
       CAD - Canadian Dollar
       CHF - Swiss Franc
       DKK - Danish Krona
       EUR - Euro
       GBP - British Pound
       HKD - Hong Kong Dollar
       JPY - Japanese Yen
       NOK - Norwegian Krone
       NZD - New Zealand Dollar
       SEK - Swedish Krona
       SGD - Singapore Dollar

      FUTURES CONTRACTS

                                                                        Net Unrealized
         Number of                                          Contract     Appreciation
         Contracts         Type          Expiration Date     Value      (Depreciation)
         ---------  -------------------  ---------------  ------------  --------------
           Buys
               12           DAX            March 2002     $ 1,313,070     $    (135)
              446        FTSE 100          March 2002      32,171,942      (668,886)
              402          MSCI            March 2002       9,423,195       249,380
              725         SPI 200          March 2002      31,863,875       174,169
                                                                          ---------
                                                                          $(245,472)
                                                                          =========

           Sales
             1090          CAC40           March 2002     $42,145,395     $ 341,774
               13         IBEX 35          March 2002         915,961       (25,603)
               36          MIB30           March 2002       4,942,852      (132,752)
              119           OMX            March 2002         890,750       (40,650)
              194     S&P Toronto 60       March 2002      10,550,930         9,346
              100        TSE TOPIX         March 2002       7,554,642      (156,921)
                                                                          ---------
                                                                          $  (4,806)
                                                                          =========

      At February 28, 2002 , the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL INTRINSIC VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $4,918,474 and recognized foreign source income of $42,977,561.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of            Principal Occupation(s) During Past
                   and Age                     Held with Fund   Time Served                        Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Bond Fund returned -1.3% for the fiscal year ended February 28, 2002, compared to -1.8% for the J.P. Morgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha LIBOR Fund.

The Fund outperformed the benchmark during the fiscal year by 49 basis points. Bond market, emerging debt and currency selection added value during the fiscal year, while issue selection underperformed. Long bond yields increased across the global bond universe and yield curves steepened significantly as central banks reduced short-term interest rates in response to growing signs that the global economy was in recession. The US dollar strengthened relative to other currencies in the global bond index. The Japanese yen declined by more than 10% against the US dollar, and the Euro ended the period down 7%. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) increased by 3.6%over the period, despite the fourth quarter Argentine default. Ten-year swap spreads narrowed from 89 to 67 basis points during the 12-month period.

Overweight positions in Euro-member country bonds and the US bond market added value during the period. In addition, an underweight position in the Japanese yen and overweight positions in the Australian dollar and the US dollar generated significant gains that were offset to some extent by losses on an underweight Canadian dollar position. Emerging country debt exposure added value during the period. Issue selection hurt performance during the fiscal year. While swap spreads narrowed, credit quality deteriorated for many of the high-quality spread issues held in the portfolio.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, Euro-member country, Swedish, US, and emerging bond markets. We expect the Danish, Japanese, Swiss, and British bond markets to underperform. Strong relative performance is expected from Australian and Canadian dollars, Swedish krone, and British gilt markets. The Danish krona, Euro, Japanese yen, Swiss franc, and US dollars are expected to underperform. At the end of the period, 3.5% of the Fund was invested in the GMO Emerging Country Debt Fund.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         GLOBAL BOND FUND-III
As Of: 2/28/2002
Date                                     GMO Global Bond Fund      J.P. Morgan Global
                                                                    Gov't. Bond Index
2/28/1995
12/28/1995                                          10,000.00               10,000.00
12/31/1995                                          10,000.00               10,002.25
3/31/1996                                            9,830.00                9,826.74
6/30/1996                                           10,270.00                9,886.09
9/30/1996                                           10,766.22               10,165.62
12/31/1996                                          11,307.19               10,442.12
3/31/1997                                           10,936.46               10,033.63
6/30/1997                                           11,350.80               10,328.70
9/30/1997                                           11,886.89               10,506.27
12/31/1997                                          12,026.80               10,588.57
3/31/1998                                           12,219.23               10,693.29
6/30/1998                                           12,339.50               10,934.58
9/30/1998                                           12,978.23               11,855.72
12/31/1998                                          13,259.72               12,210.16
3/31/1999                                           12,599.27               11,734.09
6/30/1999                                           12,192.84               11,331.81
9/30/1999                                           12,586.57               11,777.71
12/31/1999                                          12,524.68               11,589.96
3/31/2000                                           12,629.05               11,633.46
6/30/2000                                           12,576.86               11,638.00
9/30/2000                                           12,368.12               11,350.88
12/31/2000                                          13,072.63               11,861.19
3/31/2001                                           12,681.23               11,526.27
6/30/2001                                           12,407.25               11,344.14
9/30/2001                                           13,281.37               12,153.46
12/31/2001                                          12,991.84               11,765.99
2/28/2002                                           12,922.59               11,639.33
Average Annual Returns (%)
Inception                                          12/28/1995
1yr                                                       5yr  10 Year/Inception Date
-1.34                                                    3.13                    4.24
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 3.8%
                       CANADA -- 0.6%
GBP         1,000,000  Province of Quebec, 8.63%, due 11/04/11                1,705,908
                                                                           ------------
                       SWEDEN -- 0.4%
SEK         5,000,000  Government of Sweden Index Linked Bond, Series
                         3102, 4.00%, due 12/01/20                              542,580
SEK         6,600,000  Kingdom of Sweden, Series 1035, 6.00%, due
                         02/09/05                                               646,445
                                                                           ------------
                                                                              1,189,025
                                                                           ------------
                       UNITED STATES -- 2.8%
                       STRUCTURED NOTES -- 1.5%
USD         4,200,000  Ford Motor Credit, 7.25%, due 10/25/11                 4,179,000
                                                                           ------------
                       U.S. GOVERNMENT -- 1.3%
USD         3,232,770  U.S. Treasury Inflation Indexed Note, 3.88%, due
                         01/15/09(a)                                          3,375,720
                                                                           ------------

                       TOTAL UNITED STATES                                    7,554,720
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $10,893,288)             10,449,653
                                                                           ------------

           SHARES
        -------------
                       MUTUAL FUNDS -- 96.5%
            9,901,715  GMO Alpha LIBOR Fund                                 254,078,020
            1,011,647  GMO Emerging Country Debt Fund, Class III              9,408,313
                                                                           ------------
                       TOTAL MUTUAL FUNDS (COST $265,548,061)               263,486,333
                                                                           ------------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.3%
                       CROSS CURRENCY OPTIONS -- 0.3%
EUR        51,600,000  Euro Call/USD Put, Expires 05/30/02, Strike .862         821,266
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $822,640)             821,266
                                                                           ------------

              See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

        PAR VALUE ($)  DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS -- 0.3%
                       COMMERCIAL PAPER -- 0.3%
USD           700,000  Hanover Funding, 1.90%, due 3/01/02                      700,000
                                                                           ------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $700,000)             700,000
                                                                           ------------
                       TOTAL INVESTMENTS -- 100.9%
                       (Cost $277,963,989)                                  275,457,252

                       Other Assets and Liabilities (net) -- (0.9%)          (2,383,410)
                                                                           ------------
                       TOTAL NET ASSETS -- 100.0%                          $273,073,842
                                                                           ============

CURRENCY ABBREVIATIONS:
---------------------------------------------------------------------------------------
AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $277,963,989) (Note 1)         $275,457,252
   Cash                                                             61,019
   Cash on deposit at brokers (Note 1)                             603,844
   Receivable for investments sold                                 500,000
   Receivable for Fund shares sold                                   3,000
   Interest receivable                                             744,912
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              1,004,440
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 48,069
   Net receivable for open swap contracts (Notes 1 and 6)          148,468
                                                              ------------

      Total assets                                             278,571,004
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               823,497
   Payable to affiliate for (Note 2):
      Management fee                                                23,819
      Shareholder service fee                                       30,453
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              4,575,961
   Accrued expenses                                                 43,432
                                                              ------------

      Total liabilities                                          5,497,162
                                                              ------------
NET ASSETS                                                    $273,073,842
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $283,797,856
   Overdistributed net investment income                        (2,591,841)
   Accumulated net realized loss                                (1,241,531)
   Net unrealized depreciation                                  (6,890,642)
                                                              ------------
                                                              $273,073,842
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $273,073,842
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    29,283,449
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.33
                                                              ============

              See accompanying notes to the financial statements.              3

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $14,997,204
   Interest                                                       790,719
                                                              -----------
      Total income                                             15,787,923
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        528,110
   Custodian and transfer agent fees                              106,389
   Audit fees                                                      44,884
   Legal fees                                                      14,249
   Trustees fees (Note 2)                                           4,010
   Registration fees                                                1,697
   Miscellaneous                                                    5,539
   Fees reimbursed by Manager (Note 2)                           (172,342)
                                                              -----------
                                                                  532,536

   Indirectly incurred fees reimbursed by Manager (Note 2)        (45,707)
                                                              -----------
                                                                  486,829
                                                              -----------
   Shareholder service fee (Note 2) - Class III                   416,929
   Shareholder service fee reimbursed (Note 2) - Class III        (16,847)
                                                              -----------
                                                                  400,082
                                                              -----------
      Net expenses                                                886,911
                                                              -----------
         Net investment income                                 14,901,012
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               3,496,679
      Closed futures contracts                                  1,817,930
      Closed swap contracts                                     4,249,475
      Written options                                             612,277
      Foreign currency, forward contracts and foreign
      currency related transactions                           (16,210,315)
                                                              -----------

         Net realized loss                                     (6,033,954)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (8,826,590)
      Open futures contracts                                   (2,070,023)
      Open swap contracts                                      (2,910,459)
      Written options                                            (304,542)
      Foreign currency, forward contracts and foreign
      currency related transactions                             1,005,005
                                                              -----------

      Net unrealized loss                                     (13,106,609)
                                                              -----------

      Net realized and unrealized loss                        (19,140,563)
                                                              -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(4,239,551)
                                                              ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 14,901,012       $ 11,854,661
   Net realized loss                                         (6,033,954)        (4,946,245)
   Change in net unrealized appreciation (depreciation)     (13,106,609)        11,154,204
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               (4,239,551)        18,062,620
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (10,755,169)                --
                                                           ------------       ------------
      Total distributions from net investment income        (10,755,169)                --
                                                           ------------       ------------
   Net realized gains
      Class III                                              (5,266,132)                --
                                                           ------------       ------------
      Total distributions from net realized gains            (5,266,132)                --
                                                           ------------       ------------

                                                            (16,021,301)                --
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                               2,222,393         90,319,566
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                              2,222,393         90,319,566
                                                           ------------       ------------
      Total increase (decrease) in net assets               (18,038,459)       108,382,186
NET ASSETS:
   Beginning of period                                      291,112,301        182,730,115
                                                           ------------       ------------
   End of period (including overdistributed net
    investment income of $2,591,841 and accumulated
    undistributed net investment income of $4,648,369,
    respectively)                                          $273,073,842       $291,112,301
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------------------------------
                                            2002                       2001(D)                                2000
                                          --------  ---------------------------------------------  --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.04                    $   9.41                              $   9.87
                                          --------                    --------                              --------

Income from investment operations:
   Net investment income(a)                  0.53+                       0.51+                                  0.51
   Net realized and unrealized gain
     (loss)                                  (0.66)                       0.12                                 (0.71)
                                          --------                    --------                              --------

      Total from investment operations       (0.13)                       0.63                                 (0.20)
                                          --------                    --------                              --------

Less distributions to shareholders:
   From net investment income                (0.39)                         --                                  0.26
   From net realized gains                   (0.19)                         --                                    --
                                          --------                    --------                              --------

      Total distributions                    (0.58)                         --                                 (0.26)
                                          --------                    --------                              --------
NET ASSET VALUE, END OF PERIOD            $   9.33                    $  10.04                              $   9.41
                                          ========                    ========                              ========
TOTAL RETURN(b)                              (1.34)%                       6.70%                               (2.07)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $273,074                    $291,112                              $182,730
   Net operating expenses to average
     daily net assets                         0.32%(e)                       0.33%(e)                           0.34%
   Interest expense to average daily net
     assets                                     --                          --                                  0.16%(c)
   Total net expenses to average daily
     net assets                               0.32%                       0.33%                                 0.50%
   Net investment income to average
     daily net assets(a)                      5.36%                       5.34%                                 5.09%
   Portfolio turnover rate                      28%                         35%                                  116%
   Fees and expenses voluntarily
     reimbursed by the Manager to
     average daily net assets:                0.08%                       0.08%                                 0.08%

                                                        YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------------
                                                     1999                        1998
                                          --------------------------  --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.15                    $  10.16
                                                   --------                    --------
Income from investment operations:
   Net investment income(a)                            0.55                       0.65+
   Net realized and unrealized gain
     (loss)                                           (0.25)                       0.36
                                                   --------                    --------
      Total from investment operations                 0.30                        1.01
                                                   --------                    --------
Less distributions to shareholders:
   From net investment income                         (0.46)                      (0.56)
   From net realized gains                            (0.12)                      (0.46)
                                                   --------                    --------
      Total distributions                             (0.58)                      (1.02)
                                                   --------                    --------
NET ASSET VALUE, END OF PERIOD                     $   9.87                    $  10.15
                                                   ========                    ========
TOTAL RETURN(b)                                        2.69%                      10.19%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $163,210                    $105,052
   Net operating expenses to average
     daily net assets                                  0.34%                       0.34%
   Interest expense to average daily net
     assets                                              --                          --
   Total net expenses to average daily
     net assets                                        0.34%                       0.34%
   Net investment income to average
     daily net assets(a)                               5.86%                       6.21%
   Portfolio turnover rate                               75%                        103%
   Fees and expenses voluntarily
     reimbursed by the Manager to
     average daily net assets:                         0.28%                       0.37%

+    Computed using average shares outstanding throughout the period.
(a) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.

6             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in global bond and currency markets. The Fund's benchmark is the J.P. Morgan Global Government Bond Index.

      At February 28, 2002, 93.0% of the net assets of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements. At February 28, 2002, 3.5% of the net assets of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. GMO Emerging Country Debt Fund invests in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts as of February 28, 2002.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002, the Fund had no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. See the Schedule of Investments for all open purchased option contracts as of February 28, 2002.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. At February 28, 2002, $603,844 was set aside as collateral for swaps. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2002, the Fund did not enter into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $10,755,169 and long-term capital gains -- $5,266,132.

      As of February 28, 2002, there were no distributable earnings on a tax basis.

      The Fund elected to defer to March 1, 2002 post-October losses of $7,396,659.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

          Accumulated Undistributed   Accumulated Undistributed Net
            Net Investment Income             Realized Gain                 Paid In Capital
         ---------------------------  -----------------------------  -----------------------------
                $(11,386,053)                 $ 11,462,268                     $(76,215)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premiums and of discounts. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      PURCHASE AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested. The premium was reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 to October 13, 2000, the Fund received $57,979 in purchase premiums. There was no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      shareholder service fees paid in connection with the Fund's investment in ECDF. For the year ended February 28, 2002 shareholder service fees incurred indirectly by the Fund were 0.006% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, and extraordinary expenses ("Fund expenses")) and the amount of fees, fees and expenses of the independent trustees of the Trust, and expenses (excluding Fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding Fund expenses, as defined above) incurred indirectly by the Fund were 0.016% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $4,010. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 3,425,794  $ 5,000,000
         Investments (non-U.S. Government securities)              74,429,031   85,443,426

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $277,973,683       $363,900        $(2,880,331)     $(2,516,431)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 65.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2002          February 28, 2001
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
                                                        -----------  ------------  -----------  ------------
         Class III:
         Shares sold                                      1,298,968  $ 12,839,268   11,344,679  $107,349,149
         Shares issued to shareholders
           in reinvestment of distributions               1,624,503    15,156,606           --            --
         Shares repurchased                              (2,644,157)  (25,773,481)  (1,766,809)  (17,029,583)
                                                        -----------  ------------  -----------  ------------
         Net increase                                       279,314  $  2,222,393    9,577,870  $ 90,319,566
                                                        ===========  ============  ===========  ============

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

         Settlement                                                      Appreciation
            Date     Deliver/Receive  Units of Currency      Value      (Depreciation)
         ----------  ---------------  -----------------  -------------  --------------
              Buys

           3/19/02            AUD           36,400,000   $ 18,765,474    $    94,318
           3/26/02            CAD           54,100,000     33,712,206       (113,904)
           3/01/02            EUR              952,020        823,462            155
           3/05/02            EUR          131,900,000    114,069,099     (3,696,064)
           4/23/02            EUR           59,600,000     51,434,447        (62,933)
           4/09/02            GBP           40,100,000     56,580,567        126,444
           3/12/02            JPY        8,440,000,000     63,107,239       (573,075)
                                                                         -----------
                                                                         $(4,225,059)
                                                                         ===========
             Sales

           3/26/02            CAD           20,300,000   $ 12,649,867    $    24,404
           3/05/02            EUR          131,900,000    114,069,098        581,337
           1/13/03            HKD           62,359,200      7,980,814         19,186
                                                                         -----------
                                                                         $   624,927
                                                                         ===========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement                                                       Appreciation
            Date     Deliver/Units of Currency  Receive/In Exchange For  (Depreciation)
         ----------  -------------------------  -----------------------  --------------
           4/16/02      CHF       52,739,253       EUR      35,700,000     $(129,985)
           4/02/02      EUR       18,600,000       SEK     170,104,020       158,596
                                                                           ---------
                                                                           $  28,611
                                                                           =========

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

         Number of                                                                    Contract     Appreciation
         Contracts                      Type                       Expiration Date     Value      (Depreciation)
         ---------  ---------------------------------------------  ---------------  ------------  --------------
            Buys

              61    Australian Government Bond 10 Yr.                March 2002     $ 3,152,342    $   (31,073)
             140    Australian Government Bond 3 Yr.                 March 2002       7,329,484        (62,967)
             330    Canadian Government Bond 10 Yr.                   June 2002      21,247,928        (24,768)
             151    Euro BOBL                                        March 2002      13,889,591       (156,768)
             330    Euro Bund                                        March 2002      30,762,930       (791,477)
               3    Swiss Government Bond                            March 2002         210,162         (5,867)
             229    U.S. Long Bond                                    June 2002      23,565,531         46,988
              44    U.S. Treasury Note 10 Yr.                         June 2002       4,660,563          7,997
              25    U.S. Treasury Note 5 Yr.                          June 2002       2,659,375         (2,878)
                                                                                                   -----------
                                                                                                   $(1,020,813)
                                                                                                   ===========
           Sales

               6    Japanese Government Bond 10 Yr.                   June 2002     $ 6,110,966    $    (8,012)
              53    U.K.Gilt Long Bond                                June 2002       8,488,126          4,154
                                                                                                   -----------
                                                                                                   $    (3,858)
                                                                                                   ===========

      At February 28, 2002, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

      WRITTEN OPTION TRANSACTIONS

                                                                    Puts                          Calls
                                                        -----------------------------  ----------------------------
                                                        Principal Amount               Principal Amount
                                                          of Contracts                   of Contracts
                                                        (000's omitted)    Premiums    (000's omitted)    Premiums
                                                        ----------------  -----------  ----------------  ----------
         Outstanding, beginning of period                       18,500     $357,281              --      $       --
         Options written                                        25,398      254,996              --              --
         Options closed                                             --           --              --              --
         Options exercised                                          --           --              --              --
         Options expired                                       (43,898)    (612,277)             --              --
         Options sold                                               --           --              --              --
                                                          ------------     --------       ---------      ----------
         Outstanding, end of period                                 --     $     --              --      $       --
                                                          ============     ========       =========      ==========

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAPS

                                                                                                   Net Unrealized
           Notional Amount                                                                          Appreciation
          Fund/Counterparty   Expiration Date                     Description                      (Depreciation)
         -------------------  ---------------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS
              85,188,610 EUR        3/31/03    Agreement with Morgan Guaranty Trust Company dated    $   21,381
                                               5/04/01 to pay .07% per year times the notional
                                               amount. The Fund receives payment only upon a
                                               default event in Belgium, the notional amount
                                               times the difference between the par value and the
                                               then-market value of Kingdom of Belgium, 5.75% due
                                               3/28/08.
              56,110,669 EUR        3/31/03    Agreement with Morgan Guaranty Trust Company dated       (30,780)
                                               3/26/98 to pay .07% per year times the notional
                                               amount. The Fund receives payment only upon a
                                               default event in Belgium, the notional amount
                                               times the difference between the par value and the
                                               then-market value of Kingdom of Belgium, 5.75% due
                                               3/28/08.

         INTEREST RATE SWAPS
              52,400,000 EUR       10/23/03    Agreement with the Morgan Guaranty Trust Company         309,032
                                               dated 10/19/01 to pay the notional amount
                                               multiplied by 3.56% and to receive the notional
                                               amount multiplied by the 6 month EURIBOR adjusted
                                               by a specified spread.
              24,900,000 EUR       10/27/03    Agreement with the Morgan Guaranty Trust Company         159,288
                                               dated 10/24/01 to pay the notional amount
                                               multiplied by 3.53% and to receive the notional
                                               amount multiplied by the 6 month Floating Rate
                                               EURIBOR adjusted by a specified spread.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

                                                                                                   Net Unrealized
           Notional Amount                                                                          Appreciation
          Fund/Counterparty   Expiration Date                     Description                      (Depreciation)
         -------------------  ---------------  --------------------------------------------------  --------------
              15,000,000 EUR        3/21/05    Agreement with UBS AG dated 3/17/00 to receive the    $  359,612
                                               notional amount multiplied by 5.222% and to pay
                                               the notional amount multiplied by the 3 month
                                               Floating Rate EURIBOR adjusted by a specified
                                               spread.
              30,000,000 SEK        9/13/06    Agreement with UBS AG dated 9/09/99 to receive the       106,370
                                               notional amount multiplied by 6.465% and to pay
                                               the notional amount multiplied by the 3 month
                                               Floating Rate Swedish LIBOR adjusted by a
                                               specified spread.
              62,800,000 EUR       10/23/06    Agreement with the Morgan Guaranty Trust Company      (1,080,775)
                                               dated 10/19/01 to receive the notional amount
                                               multiplied by 4.23% and to pay the notional amount
                                               multiplied by the 6 month EURIBOR adjusted by a
                                               specified spread.
              29,800,000 EUR       10/26/06    Agreement with the Morgan Guaranty Trust Company        (542,650)
                                               dated 10/24/01 to receive the notional amount
                                               multiplied by 4.2% and to pay the notional amount
                                               multiplied by the 6 month Floating Rate EURIBOR
                                               adjusted by a specified spread.
              76,900,000 SEK        10/6/08    Agreement with Citibank N.A. dated 10/2/01 to            (76,814)
                                               receive the notional amount multiplied by 5.43%
                                               and to pay the notional amount multiplied by the 3
                                               month Floating Rate Swedish LIBOR adjusted by a
                                               specified spread.
              66,400,000 SEK       12/03/08    Agreement with Citibank N.A. dated 11/29/01 to           (97,256)
                                               receive the notional amount multiplied by 5.365%
                                               and to pay the notional amount multiplied by the 3
                                               month Floating Rate Swedish LIBOR adjusted by a
                                               specified spread.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

                                                                                                   Net Unrealized
           Notional Amount                                                                          Appreciation
          Fund/Counterparty   Expiration Date                     Description                      (Depreciation)
         -------------------  ---------------  --------------------------------------------------  --------------
              18,500,000 CHF        5/11/11    Agreement with Morgan Guaranty Trust Company dated    $   78,144
                                               5/09/01 to pay the notional amount multiplied by
                                               3.73% and to receive the notional amount
                                               multiplied by the 6 month Floating Rate Swiss
                                               LIBOR adjusted by a specified spread.
              29,500,000 EUR       10/24/11    Agreement with the Morgan Guaranty Trust Company         571,358
                                               dated 10/19/01 to pay the notional amount
                                               multiplied by 4.9% and to receive the notional
                                               amount multiplied by the 6 month Floating Rate
                                               EURIBOR adjusted by a specified spread.
              14,000,000 EUR       10/26/11    Agreement with Morgan Guaranty Trust Company dated       307,170
                                               10/24/01 to pay the notional amount multiplied by
                                               4.86% and to receive the notional amount
                                               multiplied by 6 month Floating Rate EURIBOR
                                               adjusted by a specified spread.
               3,000,000 EUR        3/21/30    Agreement with UBS AG dated 3/17/00 to receive the       157,925
                                               notional amount multiplied by 5.895% and to pay
                                               the notional amount multiplied by the 3 month
                                               Floating Rate EURIBOR adjusted by a specified
                                               spread.

         TOTAL RETURN SWAPS
              30,000,000 USD        7/24/03    Agreement with Morgan Guaranty Trust Company dated        19,243
                                               7/18/01 to receive (pay) the notional amount
                                               multiplied by the return on the JP Morgan Non-U.S.
                                               Traded Total Return Government Bond Index and to
                                               pay the notional amount multiplied by the 1 month
                                               LIBOR adjusted by a specified spread.+

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

                                                                                                   Net Unrealized
           Notional Amount                                                                          Appreciation
          Fund/Counterparty   Expiration Date                     Description                      (Depreciation)
         -------------------  ---------------  --------------------------------------------------  --------------
              75,000,000 USD        9/24/03    Agreement with Morgan Guaranty Trust Company dated    $  (44,667)
                                               9/20/01 to receive (pay) the notional amount
                                               multiplied by the return on the JP Morgan Hedged
                                               Government Bond Index and to pay the notional
                                               amount multiplied by the 1 month LIBOR adjusted by
                                               a specific spread.+
                                                                                                     ----------
                                                                                                     $  216,581
                                                                                                     ==========

         +    Swap agreements are fair valued (Note 1).

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") (a series of GMO Trust)at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 32.87% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant - Business
Boston, MA 02110                                                          and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
           Name, Address, and              Position(s)      Length of                   During Past                   Overseen
                  Age                     Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
           Name, Address, and              Directorships
                  Age                     Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                Term of Office(3)
        Name, Address,           Position(s)      and Length of               Principal Occupation(s)
           and Age              Held with Fund     Time Served                During Past Five Years
------------------------------  --------------  -----------------  ---------------------------------------------

Susan Randall Harbert           Chief           Since May 1995     Member, Grantham, Mayo, Van Otterloo & Co.
c/o GMO Trust                   Financial                          LLC.
40 Rowes Wharf                  Officer and
Boston, MA 02110                Treasurer of
Age: 44                         the Trust

Brent Arvidson                  Assistant       Since September    Senior Fund Administrator - Grantham, Mayo,
c/o GMO Trust                   Treasurer of    1998               Van Otterloo & Co. LLC (September 1997 -
40 Rowes Wharf                  the Trust                          present); Senior Financial Reporting Analyst,
Boston, MA 02110                                                   John Hancock Funds (1996 - 1997)
Age: 32

Scott Eston                     Chief           Since September    Member, Grantham, Mayo, Van Otterloo & Co.
c/o GMO Trust                   Financial       1997               LLC: Senior Partner, Coopers & Lybrand
40 Rowes Wharf                  Officer and                        (1987 - 1997).
Boston, MA 02110                Vice President
Age: 46                         of the Trust

William R. Royer, Esq.          Vice President  Since May 1995     General Counsel and Member, Grantham, Mayo,
c/o GMO Trust                   and Clerk of                       Van Otterloo & Co. LLC
40 Rowes Wharf                  the Trust
Boston, MA 02110
Age: 36

Elaine M. Hartnett, Esq.        Vice President  Since August 1999  Associate General Counsel, Grantham, Mayo,
c/o GMO Trust                   and Secretary                      Van Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                  of the Trust                       Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                   (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Bond Fund returned -3.8% for the fiscal year ended February 28, 2002, compared to -4.9% for the J.P. Morgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha LIBOR Fund.

The Fund outperformed the benchmark during the fiscal year by 1.1%. Bond market, emerging debt and currency selection added value during the fiscal year, while issue selection underperformed. Long bond yields increased across the global bond universe and yield curves steepened significantly as central banks reduced short-term interest rates in response to growing signs that the global economy was in recession. The US dollar strengthened against other currencies in the global bond index. The Japanese yen declined by more than 10% against the US dollar and the Euro ended the period down 7%. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) increased by 3.6%over the period, despite the fourth quarter Argentine default. Ten-year swap spreads narrowed from 89 to 67basis points during the 12-month period.

Overweight positions in Euro-member country bonds and the US bond market added value during the period. In addition, an underweight position in the Japanese yen and overweight positions in the Australian dollar and the US dollar generated significant gains that were offset to some extent by losses on an underweight Canadian dollar position. Emerging country debt exposure added value during the period. Issue selection hurt performance during the fiscal year. While swap spreads narrowed, credit quality deteriorated for many of the high-quality spread issues held in the portfolio.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, Euro-member country, Swedish, US and emerging bond markets. We expect the Danish, Japanese, Swiss, and British bond markets to underperform. Strong relative performance is expected from Australian and Canadian dollars, Swedish krone, and British gilt markets. The Danish krona, Euro, Japanese yen, Swiss franc, and the U.S. dollar are expected to underperform. At the end of the period, 4.6% of the Fund was invested in the GMO Emerging Country Debt Fund.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      INTERNATIONAL BOND FUND-III
As Of: 2/28/2002
Date                                     GMO International    J.P. Morgan Non-U.S.
                                                 Bond Fund       Gov't. Bond Index
2/28/1993
12/22/1993                                       10,000.00               10,000.00
12/31/1993                                        9,900.00                9,899.64
3/31/1994                                         9,960.00               10,016.90
6/30/1994                                        10,080.00               10,147.79
9/30/1994                                        10,575.80               10,320.75
12/31/1994                                       10,410.97               10,387.45
3/31/1995                                        11,506.86               11,847.54
6/30/1995                                        12,446.20               12,394.31
9/30/1995                                        12,597.67               12,241.13
12/31/1995                                       13,254.32               12,581.24
3/31/1996                                        13,266.44               12,369.96
6/30/1996                                        13,896.44               12,455.02
9/30/1996                                        14,674.50               12,895.93
12/31/1996                                       15,463.07               13,244.38
3/31/1997                                        14,676.81               12,474.81
6/30/1997                                        15,159.60               12,793.85
9/30/1997                                        15,710.66               12,866.22
12/31/1997                                       15,598.61               12,744.43
3/31/1998                                        15,749.91               12,828.47
6/30/1998                                        15,810.43               13,083.57
9/30/1998                                        16,699.80               14,386.97
12/31/1998                                       17,281.50               15,074.47
3/31/1999                                        16,282.94               14,327.66
6/30/1999                                        15,622.60               13,667.81
9/30/1999                                        16,343.22               14,426.44
12/31/1999                                       16,334.87               14,144.20
3/31/2000                                        16,266.45               13,969.83
6/30/2000                                        16,129.61               13,877.37
9/30/2000                                        15,518.03               13,243.00
12/31/2000                                       16,291.35               13,794.41
3/31/2001                                        15,535.21               13,127.33
6/30/2001                                        15,157.14               12,866.14
9/30/2001                                        16,308.53               13,857.74
12/31/2001                                       15,865.34               13,298.38
2/28/2002                                        15,606.67               13,010.92
Average Annual Returns (%)
Inception                                       12/22/1993
1yr                                                    5yr  10 Year/Inception Date
-3.8                                                  0.97                    5.58
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

      PAR VALUE         DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 29.7%
                        BULGARIA -- 1.8%
USD         10,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)        2,417,748
                                                                            -------------
                        CANADA -- 5.5%
CAD          2,000,000  Province of British Columbia, 7.88%, due 11/30/23       1,452,789
GBP          3,500,000  Province of Quebec, 8.63%, due 11/04/11                 5,970,677
                                                                            -------------
                                                                                7,423,466
                                                                            -------------
                        CAYMAN ISLANDS -- 11.7%
EUR         10,000,000  MBNA America Euro Structured Offering,
                          Variable Rate, 3 mo. EURIBOR + .14%, 3.49%, due
                          05/19/04                                              8,650,000
CAD          2,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08      1,358,055
GBP          4,000,000  BA Credit Card Corp Series 97-1, 7.13%, due
                          09/15/02                                              5,733,412
                                                                            -------------
                                                                               15,741,467
                                                                            -------------
                        JAPAN -- 0.8%
USD          1,030,000  Japan Highway Public Corporation, 7.63%, due
                          09/22/04                                              1,114,975
                                                                            -------------
                        SUPRA NATIONAL -- 0.4%
CAD            700,000  European Investment Bank, 8.50%, due 08/30/05             491,680
                                                                            -------------
                        SWEDEN -- 2.8%
SEK         17,200,000  Kingdom of Sweden, Series 1035, 6.00%, due
                          02/09/05                                              1,684,676
SEK         20,000,000  Government of Sweden Index Linked Bond, Series
                          3102, 4.00%, due 12/01/20                             2,170,319
                                                                            -------------
                                                                                3,854,995
                                                                            -------------
                        UNITED STATES -- 6.7%
                        STRUCTURED NOTES -- 2.2%
USD          3,000,000  Ford Motor Credit, 7.25%, due 10/25/11                  2,985,000
                                                                            -------------
                        U.S. GOVERNMENT -- 3.3%
USD          4,375,600  U.S. Treasury Inflation Indexed Note, 3.63%, due
                          01/15/08(b)                                           4,523,277
                                                                            -------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    PAR VALUE ($)/
        SHARES          DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AGENCY -- 1.2%
AUD          3,000,000  Federal National Mortgage Association, Series
                          EMTN, 6.38%, due 08/15/07                             1,572,225
                                                                            -------------

                        Total United States                                     9,080,502
                                                                            -------------

                        TOTAL DEBT OBLIGATIONS (COST $43,308,304)              40,124,833
                                                                            -------------
                        MUTUAL FUNDS -- 69.4%
             3,409,147  GMO Alpha LIBOR Fund                                   87,478,711
               668,262  GMO Emerging Country Debt Fund, Class III               6,214,833
                                                                            -------------
                        TOTAL MUTUAL FUNDS (COST $95,034,683)                  93,693,544
                                                                            -------------

   PRINCIPAL AMOUNT
----------------------
                        CALL OPTIONS PURCHASED -- 0.3%
                        CROSS CURRENCY OPTIONS -- 0.3%
EUR         25,700,000  Euro Call/USD Put, Expires 05/30/02, Strike .862          409,041
                                                                            -------------

                        TOTAL CALL OPTIONS PURCHASED (COST $409,726)              409,041
                                                                            -------------

    PAR VALUE ($)
----------------------
                        SHORT-TERM INVESTMENTS -- 0.4%
                        COMMERCIAL PAPER -- 0.4%
USD            500,000  Hanover Funding, 1.90%, due 3/01/02                       500,000
                                                                            -------------

                        TOTAL SHORT-TERM INVESTMENTS (COST $500,000)              500,000
                                                                            -------------
                        TOTAL INVESTMENTS -- 99.8%
                        (Cost $139,252,713)                                   134,727,418

                        Other Assets and Liabilities (net) -- 0.2%                320,386
                                                                            -------------
                        TOTAL NET ASSETS -- 100.0%                          $ 135,047,804
                                                                            =============

              See accompanying notes to the financial statements.
2

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

NOTES TO SCHEDULE OF INVESTMENTS:
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2002, which are subject to change based on the terms of the security.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $139,252,713) (Note 1)         $134,727,418
   Cash                                                             69,165
   Cash on deposit at brokers (Note 1)                             592,282
   Receivable for investments sold                               1,200,000
   Interest receivable                                           1,444,239
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                                505,053
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                119,268
   Net receivable for open swap contracts (Notes 1 and 6)          645,031
                                                              ------------
      Total assets                                             139,302,456
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               410,153
   Payable for Fund shares repurchased                             900,000
   Payable to affiliate for (Note 2):
      Management fee                                                17,937
      Shareholder service fee                                       15,003
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              2,865,335
   Accrued expenses                                                 46,224
                                                              ------------
      Total liabilities                                          4,254,652
                                                              ------------
NET ASSETS                                                    $135,047,804
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $146,603,167
   Overdistributed net investment income                        (2,419,906)
   Accumulated net realized loss                                (2,360,824)
   Net unrealized depreciation                                  (6,774,633)
                                                              ------------
                                                              $135,047,804
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $135,047,804
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    14,914,852
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.05
                                                              ============

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 6,184,719
   Interest (including securities lending income of $258)       2,614,537
                                                              -----------
      Total income                                              8,799,256
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        420,962
   Custodian and transfer agent fees                               83,019
   Audit fees                                                      51,847
   Legal fees                                                       8,646
   Trustees fees (Note 2)                                           2,466
   Registration fees                                                2,024
   Miscellaneous                                                    4,007
   Fees reimbursed by Manager (Note 2)                           (149,392)
                                                              -----------
                                                                  423,579
   Indirectly incurred fees reimbursed by Manager                 (30,244)
                                                              -----------
                                                                  393,335
                                                              -----------
   Shareholder service fee (Note 2) - Class III                   252,377
   Shareholder service fee reimbursed (Note 2) - Class III        (11,136)
                                                              -----------
                                                                  241,441
                                                              -----------
      Net expenses                                                634,776
                                                              -----------
         Net investment income                                  8,164,480
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 988,464
      Closed futures contracts                                    784,351
      Closed swap contracts                                     2,189,956
      Written options                                             324,453
      Foreign currency, forward contracts and foreign
      currency related transactions                           (14,757,871)
                                                              -----------

         Net realized loss                                    (10,470,647)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (2,922,529)
      Open futures contracts                                   (1,311,282)
      Open swap contracts                                      (1,356,124)
      Written options                                            (125,109)
      Foreign currency, forward contracts and foreign
      currency related transactions                             1,283,487
                                                              -----------

         Net unrealized loss                                   (4,431,557)
                                                              -----------

      Net realized and unrealized loss                        (14,902,204)
                                                              -----------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(6,737,724)
                                                              ===========

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  8,164,480       $ 10,264,162
   Net realized loss                                        (10,470,647)       (16,784,068)
   Change in net unrealized appreciation (depreciation)      (4,431,557)        11,818,006
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               (6,737,724)         5,298,100
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (499,961)                --
                                                           ------------       ------------
      Total distributions from net investment income           (499,961)                --
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --           (686,070)
                                                           ------------       ------------
      Total distributions from net realized gains                    --           (686,070)
                                                           ------------       ------------
                                                               (499,961)          (686,070)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (70,305,217)        62,605,488
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (70,305,217)        62,605,488
                                                           ------------       ------------
      Total increase (decrease) in net assets               (77,542,902)        67,217,518
NET ASSETS:
   Beginning of period                                      212,590,706        145,373,188
                                                           ------------       ------------
   End of period (including overdistributed net
    investment income of $2,419,906 and accumulated
    undistributed net investment income of $3,435,591,
    respectively)                                          $135,047,804       $212,590,706
                                                           ============       ============

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       YEAR ENDED FEBRUARY 28,
                                             ---------------------------------------------------------------------------
                                                2002           2001(D)          2000            1999            1998
                                             -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $      9.44     $      9.19     $     10.06     $     10.45     $     10.78
                                             -----------     -----------     -----------     -----------     -----------

Income from investment operations:
   Net investment income(a)                         0.45+           0.63+           0.70            0.71            0.59
   Net realized and unrealized gain
     (loss)                                        (0.81)          (0.34)          (0.99)          (0.42)           0.08
                                             -----------     -----------     -----------     -----------     -----------
      Total from investment operations             (0.36)           0.29           (0.29)           0.29            0.67
                                             -----------     -----------     -----------     -----------     -----------

Less distributions to shareholders:
   From net investment income                      (0.03)             --           (0.39)          (0.45)          (0.54)
   From net realized gains                            --           (0.04)          (0.19)          (0.23)          (0.46)
                                             -----------     -----------     -----------     -----------     -----------
      Total distributions                          (0.03)          (0.04)          (0.58)          (0.68)          (1.00)
                                             -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD               $      9.05     $      9.44     $      9.19     $     10.06     $     10.45
                                             ===========     ===========     ===========     ===========     ===========
TOTAL RETURN(b)                                    (3.80)%          3.20%          (2.98)%          2.48%           6.32%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   135,048     $   212,591     $   145,373     $   181,829     $   293,022
   Net operating expenses to average
     daily net assets                               0.38%(e)        0.39%(e)        0.40%           0.40%           0.40%
   Interest expense to average daily net
     assets                                           --              --            0.03%(c)          --              --
   Total net expenses to average daily
     net assets                                     0.38%           0.39%           0.43%           0.40%           0.40%
   Net investment income to average
     daily net assets(a)                            4.85%           6.82%           6.51%           6.45%           6.24%
   Portfolio turnover rate                            36%            114%             39%            106%            105%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                        0.11%           0.04%           0.98%           0.24%           0.25%

(a) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund'snet expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the Manager or GMO). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

      At February 28, 2002, 64.8% of the net assets of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements. At February 28, 2002, 4.6% of the net assets of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. GMO Emerging Country Debt Fund invests primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa, and Europe.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts as of February 28, 2002.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002, the Fund had no written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. See the Schedule of Investments for all open purchased option contracts as of February 28, 2002.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. At February 28, 2002, $592,282 was set aside as collateral for swaps. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2002, the Fund did not enter into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income - $499,961.

      As of February 28, 2002, there were no distributable earnings on a tax basis.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $2,090,500 expiring in 2009. The Fund elected to defer to March 1, 2002 post-October losses of $4,665,510.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments to foreign currency transactions, swap transactions and amortization of premium and discount on debt securities. The financial highlights exclude these adjustments.

         Accumulated Undistributed    Accumulated Undistributed
           Net Investment Income            Realized Gain          Paid In Capital
         -------------------------    -------------------------    ---------------
               $(13,520,016)                 $13,264,240               $255,776

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested. The premium was reduced by 50% with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 to October 13, 2000, the Fund received $3,253 in purchase premiums. There was no premium for cash redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the year ended February 28, 2002, shareholder service fees incurred indirectly by the Fund were 0.007% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, and expenses of the independent trustees of the Trust, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund were 0.018% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $2,466. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                              Purchases        Sales
                                                             -----------    ------------
         U.S. Government securities                          $ 4,507,615    $  4,000,000
         Investments (non-U.S. Government securities)         55,707,311     132,979,323

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $139,476,348         $744,213          $(5,493,143)       $(4,748,930)

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 75.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Year Ended                     Year Ended
                                               February 28, 2002               February 28, 2001
                                          ----------------------------    ---------------------------
                                             Shares          Amount         Shares          Amount
                                          ------------    ------------    -----------    ------------
         Class III:
         Shares sold                         2,426,506    $ 22,049,789     10,470,830    $ 96,819,248
         Shares issued to shareholders
           in reinvestment of
           distributions                        49,148         450,690         72,257         676,322
         Shares repurchased                (10,077,404)    (92,805,696)    (3,843,003)    (34,890,082)
                                          ------------    ------------    -----------    ------------
         Net increase (decrease)            (7,601,750)   $(70,305,217)     6,700,084    $ 62,605,488
                                          ============    ============    ===========    ============

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                                    Net Unrealized
              Settlement                                                                             Appreciation
                 Date                  Deliver/Receive          Units of Currency       Value       (Depreciation)
         ---------------------    --------------------------    -----------------    -----------    --------------

                 Buys

                3/19/02           AUD                                15,400,000      $ 7,939,239     $    39,326
                3/26/02           CAD                                27,200,000       16,949,575         (55,929)
                3/01/02           EUR                                   474,165          410,135              77
                3/05/02           EUR                                78,800,000       68,147,422      (2,240,439)
                4/23/02           EUR                                37,000,000       31,930,781         (39,069)
                4/09/02           GBP                                14,600,000       20,600,406          42,648
                3/12/02           JPY                             6,050,000,000       45,236,824        (465,087)
                                                                                                     -----------
                                                                                                     $(2,718,473)
                                                                                                     ===========

                 Sales

                3/26/02           CAD                                13,300,000      $ 8,287,844     $    15,989
                3/05/02           EUR                                78,800,000       68,147,422         350,893
                1/13/03           HKD                                38,974,500        4,988,009          11,991
                                                                                                     -----------
                                                                                                     $   378,873
                                                                                                     ===========

      FORWARD CROSS CURRENCY CONTRACTS

                                                                         Net Unrealized
              Settlement         Deliver/Units of       Receive/In        Appreciation
                 Date                Currency          Exchange For      (Depreciation)
         ---------------------   -----------------   -----------------   --------------
                4/16/02          CHF    26,295,762   EUR    17,800,000      $(64,811)
                4/02/02          EUR     5,900,000   SEK    53,892,950        44,129
                                                                            --------
                                                                            $(20,682)
                                                                            ========

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                                    Net Unrealized
               Number of                                                               Contract      Appreciation
               Contracts                       Type                 Expiration Date      Value      (Depreciation)
         ---------------------   ---------------------------------  ---------------   -----------   --------------

                 Buys

                   13            Australian Government Bond 10 Yr.     March 2002     $   671,811     $  (6,622)
                   18            Australian Government Bond 3 Yr.      March 2002         942,362        (8,096)
                  128            Canadian Government Bond 10 Yr.        June 2002       8,241,620        (9,607)
                   52            Euro BOBL                             March 2002       4,783,171       (45,318)
                  193            Euro Bund                             March 2002      17,991,653      (462,894)
                    6            Japanese Government Bond 10 Yr.        June 2002       6,110,966         7,232
                                                                                                      ---------
                                                                                                      $(525,305)
                                                                                                      =========

                 Sales

                   31            Swiss Government Bond                 March 2002     $ 2,171,673     $  55,437
                   46            U.K. Gilt                              June 2002       7,367,053         3,605
                   29            U.S. Long Bond                         June 2002       2,984,281        (6,284)
                   25            U.S. Treasury Note 10 Yr.              June 2002       2,648,047        (4,831)
                   64            U.S. Treasury Note 5 Yr.               June 2002       6,808,000         6,632
                                                                                                      ---------
                                                                                                      $  54,559
                                                                                                      =========

      At February 28, 2002, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      WRITTEN OPTIONS TRANSACTIONS

                                                       Puts                           Calls
                                           ----------------------------   -----------------------------
                                           Principal Amount               Principal Amount
                                             of Contracts                   of Contracts
                                           (000's omitted)    Premiums    (000's omitted)     Premiums
                                           ----------------   ---------   ----------------   ----------
         Outstanding, beginning of period      7,600,000      $ 146,775              --      $       --
         Options written                      17,697,000        177,678              --              --
         Options closed                               --             --              --              --
         Options exercised                            --             --              --              --
         Options expired                     (25,297,000)      (324,453)             --              --
         Options sold                                 --             --              --              --
                                             -----------      ---------      ----------      ----------
         Outstanding, end of period                   --      $      --              --      $       --
                                             ===========      =========      ==========      ==========

      SWAP AGREEMENTS

                                                                                           Net Unrealized
            Notional Amount       Expiration                                                Appreciation
           Fund/Counterparty         Date                     Description                  (Depreciation)
         ---------------------    ----------    ---------------------------------------    --------------

         CREDIT DEFAULT SWAPS
            100,117,997 EUR         3/31/03     Agreement with Morgan Guaranty Trust         $ (54,921)
                                                Company dated 5/4/01 to pay .07% per
                                                year times the notional amount. The
                                                Fund receives payment only upon a
                                                default event in Belgium, the notional
                                                amount times the difference between the
                                                par value and the then-market value of
                                                Kingdom of Belgium, 5.75% due 3/28/08.

         INTEREST RATE SWAPS
              5,000,000 EUR         3/21/30     Agreement with UBS AG dated 3/17/00 to         261,664
                                                receive the notional amount multiplied
                                                by 5.895% and to pay the notional
                                                amount multiplied by the 3 month
                                                Floating Rate EURIBOR adjusted by a
                                                specified spread.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                           Net Unrealized
            Notional Amount       Expiration                                                Appreciation
           Fund/Counterparty         Date                     Description                  (Depreciation)
         ---------------------    ----------    ---------------------------------------    --------------
              7,200,000 EUR        10/26/11     Agreement with Morgan Guaranty Trust         $ 157,973
                                                Company dated 10/24/01 to pay the
                                                notional amount multiplied by 4.86% and
                                                to receive the notional amount
                                                multiplied by the 6 month Floating Rate
                                                EURIBOR adjusted by a specified rate.

             15,500,000 EUR        10/24/11     Agreement with Morgan Guaranty Trust           300,205
                                                Company dated 10/19/01 to pay the
                                                notional amount multiplied by 4.9% and
                                                to receive the notional amount
                                                multiplied by the 6 month Floating Rate
                                                EURIBOR adjusted by a specified rate.

             11,500,000 CHF         5/11/11     Agreement with Morgan Guaranty Trust            48,576
                                                Company dated 5/09/01 to pay the
                                                notional amount multiplied by 3.73% and
                                                to receive the notional amount
                                                multiplied by the 6 month Floating Rate
                                                Swiss LIBOR adjusted by a specified
                                                spread.

             31,900,000 SEK         12/3/08     Agreement with Citibank N.A. dated             (46,724)
                                                11/29/01 to receive the notional amount
                                                multiplied by 5.365% and to pay the
                                                notional amount multiplied by the 3
                                                month Floating Rate Swedish LIBOR
                                                adjusted by a specific spread.

             28,500,000 SEK         10/6/08     Agreement with Citibank N.A. dated             (28,468)
                                                10/2/01 to receive the notional amount
                                                multiplied by 5.43% and to pay the
                                                notional amount multiplied by the 3
                                                month Floating Rate Swedish LIBOR
                                                adjusted by a specific spread.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                           Net Unrealized
            Notional Amount       Expiration                                                Appreciation
           Fund/Counterparty         Date                     Description                  (Depreciation)
         ---------------------    ----------    ---------------------------------------    --------------
             27,600,000 EUR        10/23/03     Agreement with Morgan Guaranty Trust         $ 162,772
                                                Company dated 10/19/01 to pay the
                                                notional amount multiplied by 3.56% and
                                                to receive the notional amount
                                                multiplied by the 6 month Floating Rate
                                                EURIBOR adjusted by a specified rate.

             33,000,000 EUR        10/23/06     Agreement with Morgan Guaranty Trust          (567,923)
                                                Company dated 10/19/01 to receive the
                                                notional amount multiplied by 4.23% and
                                                to pay the notional amount multiplied
                                                by the 6 month Floating Rate EURIBOR
                                                adjusted by a specified rate.

             12,800,000 EUR        10/27/03     Agreement with Morgan Guaranty Trust            81,883
                                                Company dated 10/24/01 to pay the
                                                notional amount multiplied by 3.525%
                                                and to receive the notional amount
                                                multiplied by the 6 month Floating Rate
                                                EURIBOR adjusted by a specified rate.

             15,300,000 EUR        10/26/06     Agreement with Morgan Guaranty Trust          (278,609)
                                                Company dated 10/24/01 to receive the
                                                notional amount multiplied by 4.2% and
                                                to pay the notional amount multiplied
                                                by the 6 month Floating Rate EURIBOR
                                                adjusted by a specified rate.

             27,000,000 SEK         9/13/06     Agreement with UBS AG dated 9/09/99 to          95,765
                                                receive the notional amount multiplied
                                                by 6.465% and to pay the notional
                                                amount multiplied by the 3 month
                                                Floating Rate Swedish LIBOR adjusted by
                                                a specified spread.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                           Net Unrealized
            Notional Amount       Expiration                                                Appreciation
           Fund/Counterparty         Date                     Description                  (Depreciation)
         ---------------------    ----------    ---------------------------------------    --------------
             20,000,000 EUR         3/21/05     Agreement with UBS AG dated 3/17/00 to       $ 479,483
                                                receive the notional amount multiplied
                                                by 5.222% and to pay the notional
                                                amount multiplied by the 3 month
                                                Floating Rate EURIBOR adjusted by a
                                                specified spread.

         TOTAL RETURN SWAPS
             52,000,000 USD         7/24/03     Agreement with Morgan Guaranty Trust            33,355
                                                Company dated 7/18/01 to receive (pay)
                                                the notional amount multiplied by the
                                                return on the JP Morgan Non-U.S. Traded
                                                Total Return Government Bond Index and
                                                to pay the notional amount multiplied
                                                by the 1 month LIBOR adjusted by a
                                                specified spread.+
                                                                                             ---------
                                                                                             $ 645,031
                                                                                             =========

         +                       Swap agreement is fair valued (Note 1).

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of        During Past        Overseen       Directorships
       and Age         Held with Fund    Time Served        Five Years       by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administration,                     Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of      During Past Five     Overseen       Directorships
       and Age         Held with Fund    Time Served          Years          by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President-       Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van Otterloo
40 Rowes Wharf         and Chairman     1985            & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                           Term of Office(3)
     Name, Address,        Position(s)       and Length of     Principal Occupation(s)
        and Age           Held with Fund      Time Served       During Past Five Years
------------------------  --------------   -----------------   ------------------------

Susan Randall Harbert     Chief            Since May 1995      Member, Grantham, Mayo,
c/o GMO Trust             Financial                            Van Otterloo & Co. LLC.
40 Rowes Wharf            Officer and
Boston, MA 02110          Treasurer of
Age: 44                   the Trust

Brent Arvidson            Assistant        Since September     Senior Fund
c/o GMO Trust             Treasurer of     1998                Administrator --
40 Rowes Wharf            the Trust                            Grantham, Mayo, Van
Boston, MA 02110                                               Otterloo & Co. LLC
Age: 32                                                        (September 1997 -
                                                               present); Senior
                                                               Financial Reporting
                                                               Analyst, John Hancock
                                                               Funds (1996 - 1997)

Scott Eston               Chief            Since September     Member, Grantham, Mayo,
c/o GMO Trust             Financial        1997                Van Otterloo & Co. LLC:
40 Rowes Wharf            Officer and                          Senior Partner, Coopers
Boston, MA 02110          Vice President                       & Lybrand (1987 - 1997).
Age: 46                   of the Trust

William R. Royer, Esq.    Vice President   Since May 1995      General Counsel and
c/o GMO Trust             and Clerk of                         Member, Grantham, Mayo,
40 Rowes Wharf            the Trust                            Van Otterloo & Co. LLC
Boston, MA 02110
Age: 36

Elaine M. Hartnett, Esq.  Vice President   Since August 1999   Associate General
c/o GMO Trust             and Secretary                        Counsel, Grantham, Mayo,
40 Rowes Wharf            of the Trust                         Van Otterloo & Co. LLC
Boston, MA 02110                                               (June 1999 - present);
Age: 57                                                        Associate/ Junior
                                                               Partner, Hale and Dorr
                                                               LLP (1991 - 1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT
Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
The Class III shares of the Emerging Country Debt Fund returned +18.5% for the fiscal year ended February 28, 2002, as compared with +3.6% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 14.9%. While sovereign spreads on the EMBIG narrowed from 724 to 615 basis points during the 12-month period, this included a downward adjustment of more than 200 basis points in the spread (attributable to the removal of various Argentine issues from the EMBIG). Absent this adjustment, spreads increased by more than 100 basis points.

The Ivory Coast (with a return of +95%), Ukraine (+67%), Russia (+59%), and Nigeria (+36%) were the strongest performers in the EMBIG. Argentina defaulted on its debt in December 2001, and was the worst performer in the universe, with a decline of 65%. With the exception of Argentina, all of the countries registered positive returns during the period. In fact, countries that had previously defaulted (e.g., Russia, Ivory Coast, and Ecuador) were among the strongest performers during the period.

The Fund's overweight positions in Russia, Ivory Coast, Bulgaria, Algeria, and Nigeria and an underweight position in Argentina, in addition to owning credit default swaps (as the country approached default) added significant value relative to the benchmark during the period. In addition, out-of-benchmark positions in Vietnam and Jamaica also added value. A decision to underweight countries with higher quality, such as Mexico, South Korea, Turkey, and the Philippines hurt performance. Security selection in Russia and Algeria added value, but these gains were offset to some extent by losses on positions in Brazil and Mexico. The Fund remained fully invested throughout the period.

OUTLOOK
The Fund's strategy continues to emphasize issue selection with a preference for cheaper, long duration, less marketable issues that offer higher yields versus the benchmark. The Fund's largest overweight positions currently are in Russia, Bulgaria, Ivory Coast, and Algeria and it is underweight South Korea, Brazil, Malaysia, and Turkey. The largest out-of-benchmark positions are in Vietnam and Jamaica.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        EMERGING COUNTRY DEBT FUND-III
As Of: 2/28/2002
DATE                                                 GMO EMERGING       J.P. MORGAN EMERGING          J.P. MORGAN EMERGING
                                                COUNTRY DEBT FUND  MARKETS BOND INDEX GLOBAL  MARKETS BOND INDEX GLOBAL +*
2/28/1994
4/19/1994                                                9,950.00                  10,000.00                     10,000.00
6/30/1994                                                9,741.05                  10,196.43                      9,905.96
9/30/1994                                               10,586.80                  11,489.55                     10,982.04
12/31/1994                                               9,534.54                  10,501.47                     10,062.13
3/31/1995                                                8,769.68                   9,388.16                      8,948.19
6/30/1995                                               11,064.26                  11,396.23                     10,991.25
9/30/1995                                               12,127.68                  12,129.93                     11,741.01
12/31/1995                                              13,834.60                  13,271.67                     12,799.66
3/31/1996                                               14,752.83                  13,880.79                     13,309.05
6/30/1996                                               17,311.62                  15,203.93                     14,780.81
9/30/1996                                               20,527.86                  16,782.56                     16,651.89
12/31/1996                                              22,925.15                  17,947.08                     17,831.35
3/31/1997                                               23,815.79                  18,167.62                     17,970.85
6/30/1997                                               27,307.11                  19,758.68                     19,663.45
9/30/1997                                               31,391.74                  21,043.69                     21,019.51
12/31/1997                                              30,033.50                  20,091.24                     20,152.68
3/31/1998                                               31,798.63                  21,191.83                     21,202.48
6/30/1998                                               28,321.07                  20,077.55                     19,935.84
9/30/1998                                               18,434.10                  15,941.19                     15,703.23
12/31/1998                                              20,863.01                  17,771.80                     17,260.82
3/31/1999                                               21,758.42                  18,700.64                     18,133.89
6/30/1999                                               23,071.69                  19,548.85                     19,085.68
9/30/1999                                               23,370.95                  19,840.35                     19,314.35
12/31/1999                                              27,599.50                  22,068.71                     21,744.14
3/31/2000                                               31,571.89                  23,519.10                     23,173.21
6/30/2000                                               31,606.43                  23,602.53                     23,255.40
9/30/2000                                               34,151.55                  24,780.66                     24,416.21
12/31/2000                                              34,258.19                  25,247.84                     24,876.51
3/31/2001                                               35,378.78                  25,820.78                     25,441.02
6/30/2001                                               37,339.82                  26,717.14                     26,324.19
9/30/2001                                               35,993.32                  25,602.42                     25,225.87
12/31/2001                                              39,120.52                  25,590.34                     25,213.97
2/28/2002                                               42,396.17                  27,041.68                     26,643.96
Average Annual Returns (%)
Inception                                               4/19/1994
1yr                                                           5yr     10 Year/Inception Date
17.64                                                       10.96                      20.15
Emerging Country Debt Fund-IV
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                                1998.1.9
1yr                                                           5yr     10 Year/Inception Date
17.71                                                         N/A                       9.58
Performance shown is net of all fees after
reimbursement from the manager. Returns and
net asset values of fund investments will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. The total returns would have
been lower had certain expenses not been
reimbursed during the periods shown and do not
include the effect of taxes on distributions
and redemptions. Each performance figure
assumes purchase at the beginning and
redemption at the end of the stated period and
reflects a transaction fee of 50 bp on the
purchase and 25 bp on the redemption.
Transaction fees are retained by the Fund to
cover trading costs. Performance for Class IV
shares may vary due to different shareholder
serving fees. Past performance is not
indicative of future performance. Information
is unaudited.
*J.P. Morgan EMBI Global + represents the J.P.
EMBI prior to 8/95, J.P. Morgan EMBI+ through
12/31/99 and the J.P. Morgan EMBI Global
thereafter. The manager changed the benchmark
due to the belief that the EMBIG is more
diversified and representative of the universe
of emerging country debt.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 90.1%
                        ARGENTINA -- 4.7%
ARS            113,873  Lecop Letras de Cancelacion de Obligation Series
                          1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 0.00%,
                          due 04/01/09(a)(b)                                       38,982
ARS          6,400,000  Provincia Corrientes Series 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 0.00%,
                          due 04/01/09(a)(b)                                      311,680
ARS          2,500,000  Provincia Corrientes Series 2, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, due
                          04/01/09(a)(b)                                          121,750
ARS         13,823,800  Republic of Argentina Bocon Pro 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 1.60%,
                          due 04/01/07(a)(b)                                      673,219
USD         58,970,000  Republic of Argentina Capitalization Bond, PIK,
                          12.00%,
                          due 06/19/31(a)                                      14,005,375
DEM          3,830,000  Republic of Argentina Discount Bond,
                          Variable Rate, 6 mo. DEM LIBOR + .81%, 4.13%,
                          due 03/31/23(a)(b)                                      677,554
USD         32,000,000  Republic of Argentina Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 3.00%, due
                          03/31/23(a)                                          15,040,000
USD         27,948,400  Republic of Argentina Global Bond, 12.25%, due
                          06/19/18(a)(c)                                        6,735,564
USD         24,445,000  Republic of Argentina Global Bond, 12.13%, due
                          02/25/19(a)                                           6,844,600
USD          6,040,000  Republic of Argentina Global Bond, 8.88%, due
                          03/01/29(a)                                           1,116,192
ARS         27,436,201  Republic of Argentina INDER Certificates, 6.00%,
                          due 04/15/06(a)(b)                                    1,020,882
ARS         26,673,192  Republic of Argentina Pro 1 Co-Participation
                          Rights, Variable Rate, 1 mo. Peso Deposit Rate,
                          3.73%, due 04/01/07(a)(b)                             2,712,664
ARS          8,461,178  Republic of Argentina Pro 1 Co-Participation
                          Rights, Variable Rate, 1 mo. Peso Deposit Rate,
                          1.60%, due 04/01/07(a)(b)                               860,502
USD          2,549,326  Republic of Argentina Pro 4, LIBOR, 2.00%, due
                          12/28/10(a)(b)                                          294,192
                                                                            -------------
                                                                               50,453,156
                                                                            -------------
                        BOSNIA & HERZEGOVINA -- 0.3%
DEM         25,244,000  Bosnia & Herzegovina Series A, Step Up, 3.00%, due
                          12/11/17                                              3,684,318
DEM         12,335,000  Bosnia & Herzegovina Series B, 0.00%, due 12/11/17         27,277
                                                                            -------------
                                                                                3,711,595
                                                                            -------------
                        BRAZIL -- 19.3%
USD            307,853  Brazil Capitalization Bond Series L, PIK, 8.00%,
                          due 04/15/14                                            250,323
USD         63,500,000  Brazil DCB (Bearer),
                          Variable Rate, 6 mo. LIBOR + .88%, 3.25%, due
                          04/15/12(c)                                          46,632,812
USD         46,000,000  Brazil DCB (Registered) Series RG,
                          Variable Rate, 6 mo. LIBOR + .88%, 3.25%, due
                          04/15/12                                             33,781,250

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        BRAZIL -- CONTINUED
USD         98,025,000  Brazil Discount ZL Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 3.19%, due
                          04/15/24                                             73,396,219
USD         52,320,000  Brazil FLIRB (Registered),
                          Variable Rate, Step Up, 3.19%, due 04/15/09          41,856,000
USD         10,176,118  Brazil MYDFA Trust Certificates,
                          Variable Rate, 6 mo. LIBOR + .81%, 3.94%, due
                          09/15/07                                              8,471,618
                                                                            -------------
                                                                              204,388,222
                                                                            -------------
                        BULGARIA -- 5.9%
USD          9,809,153  Bulgaria Discount Bond Series B,
                          Variable Rate, 6 mo. LIBOR + 1.31%, 3.31%, due
                          07/28/24                                              8,681,100
USD         42,000,000  Bulgaria Discount Bond, Interest Strips, Series
                          62, 0.00%,
                          due 01/28/10                                          7,287,000
USD         42,000,000  Bulgaria Discount Bond, Interest Strips, Series
                          63, 0.00%,
                          due 01/28/17                                          4,560,360
USD          5,000,000  Bulgaria FLIRB Series A,
                          Variable Rate, Step Up, 6 mo. LIBOR + .81%,
                          2.81%,
                          due 07/28/12(c)                                       4,493,750
USD         39,844,984  Bulgaria FLIRB Series B,
                          Variable Rate, Step Up, 6 mo. LIBOR + 1.31%,
                          3.31%,
                          due 07/28/12                                         35,810,679
USD          1,499,588  Bulgaria FLIRB Series REG B,
                          Variable Rate, Step Up, 6 mo. LIBOR + 1.31%,
                          3.31%,
                          due 07/28/12                                          1,347,755
                                                                            -------------
                                                                               62,180,644
                                                                            -------------
                        COLOMBIA -- 0.7%
USD          2,000,000  Republic of Colombia, 11.85%, due 03/09/28              1,640,000
USD          8,000,000  Republic of Colombia, 8.70%, due 02/15/16               6,080,000
                                                                            -------------
                                                                                7,720,000
                                                                            -------------
                        COSTA RICA -- 0.1%
USD            850,000  Central Bank of Costa Rica Principal Bond Series
                          A, 6.25%,
                          due 05/21/10                                            867,000
                                                                            -------------
                        DOMINICAN REPUBLIC -- 2.7%
USD          5,000,000  Dominican Republic 144A, 9.50%, due 09/27/06            5,250,000

2             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        DOMINICAN REPUBLIC -- CONTINUED
USD         29,807,000  Dominican Republic Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 3.00%, due
                          08/30/24                                             23,100,425
                                                                            -------------
                                                                               28,350,425
                                                                            -------------
                        ECUADOR -- 1.4%
USD            546,000  Republic of Ecuador Global Bond Reg S, 12.00%, due
                          11/15/12                                                428,610
USD          2,900,628  Republic of Ecuador PDI (Global Bearer
                          Capitalization Bond), PIK,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.88%, due
                          02/27/15(b)                                           1,264,996
USD         25,587,000  Republic of Ecuador Reg S,
                          Variable Rate, Step Up, 5.00%, due 08/15/30          13,215,685
                                                                            -------------
                                                                               14,909,291
                                                                            -------------
                        EGYPT -- 0.2%
USD          2,000,000  Arab Republic of Egypt, 144A, 8.75%, due 07/11/11       1,990,000
                                                                            -------------
                        IVORY COAST -- 2.4%
FRF         37,500,000  Ivory Coast Discount Bond,
                          Variable Rate, Step Up, 3.00%, due 03/31/28(a)        1,434,069
USD         79,600,000  Ivory Coast FLIRB Series YR20,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(a)       15,522,000
FRF         34,905,000  Ivory Coast FLIRB,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(a)          828,516
FRF        256,889,500  Ivory Coast PDI,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(a)        7,452,634
                                                                            -------------
                                                                               25,237,219
                                                                            -------------
                        JAMAICA -- 0.6%
USD          6,000,000  Government of Jamaica Global Bond, 11.63%, due
                          01/15/22                                              6,060,000
                                                                            -------------
                        JORDAN -- 1.4%
USD          2,842,104  Hashemite Kingdom of Jordan IAB,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.81%, due
                          12/23/05                                              2,756,841
USD         14,750,000  Hashemite Kingdom of Jordan Par Bond,
                          Variable Rate, Step Up, 6.00%, due 12/23/23          12,500,625
                                                                            -------------
                                                                               15,257,466
                                                                            -------------
                        KAZAKHSTAN -- 0.4%
USD          4,000,000  Kaztransoil, 144A, 8.50%, due 07/06/06                  3,930,000
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        MACEDONIA -- 1.3%
USD         19,746,497  Macedonia Capitalization Bond, PIK,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.79%, due
                          07/13/12                                             13,822,548
                                                                            -------------
                        MEXICO -- 9.0%
USD         21,500,000  Mexico Discount Bond Series D,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.83%, due
                          12/31/19(c)                                          21,446,250
USD         71,500,000  Mexico Global Bond Series MTN, 8.30%, due
                          08/15/31(c)                                          73,788,000
USD            159,000  Mexico Par Bond, Series B Odd Lot, 6.25%, due
                          12/31/19(b)                                             145,087
                                                                            -------------
                                                                               95,379,337
                                                                            -------------
                        NIGERIA -- 3.6%
USD         22,698,569  Central Bank of Nigeria Par Bond Odd Lot,
                          Variable Rate, Step Up, 6.25%, due 11/15/20(b)       15,208,040
USD         32,000,000  Central Bank of Nigeria Par Bond Series WW,
                          Variable Rate, Step Up, 6.25%, due 11/15/20          23,040,000
                                                                            -------------
                                                                               38,248,040
                                                                            -------------
                        PANAMA -- 2.4%
USD         20,000,000  Republic of Panama, 9.38%, due 07/23/12                20,900,000
USD          8,000,000  Republic of Panama,
                          Variable Rate, Step Up, 4.25%, due 07/17/26           4,840,000
                                                                            -------------
                                                                               25,740,000
                                                                            -------------
                        PERU -- 2.2%
USD          4,325,000  Peru Discount Bond,
                          Variable Rate, 144A, 6 mo. LIBOR + .81%, 4.38%,
                          due 03/07/27                                          3,373,500
USD         12,925,000  Peru FLIRB,
                          Variable Rate, Step Up, 4.00%, due 03/07/17           9,596,813
USD         19,000,000  Peru Par Bond,
                          Variable Rate, Step Up, 3.00%, due 03/07/27           9,880,000
                                                                            -------------
                                                                               22,850,313
                                                                            -------------
                        PHILIPPINES -- 1.5%
USD          4,310,000  Central Bank of the Philippines Par Bond Series B,
                          Variable Rate, Step up, 6.50%, due 12/01/17           3,814,350
USD          7,000,000  Central Bank of the Philippines Series A, 8.60%,
                          due 06/15/27                                          5,612,040

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        PHILIPPINES -- CONTINUED
USD          6,500,000  Republic of Philippines, 10.63%, due 03/16/25(c)        6,808,750
                                                                            -------------
                                                                               16,235,140
                                                                            -------------
                        RUSSIA -- 19.2%
RUB         79,280,346  Russia Federal Loan Bond Series 26003, 10.00%, due
                          03/15/05(b)                                           1,748,380
USD        305,185,961  Russia Federation Reg S,
                          Variable Rate, Step Up, 5.00%, due 03/31/30         201,605,846
                                                                            -------------
                                                                              203,354,226
                                                                            -------------
                        SOUTH KOREA -- 0.6%
USD          6,000,000  Export Import Bank of Korea, 7.10%, due 03/15/07        6,399,180
                                                                            -------------
                        TRINIDAD & TOBAGO -- 0.3%
USD          3,000,000  Republic of Trinidad & Tobago, 144A , 9.88%, due
                          10/01/09                                              3,390,000
                                                                            -------------
                        TUNISIA -- 0.1%
JPY        200,000,000  Banque Centrale De Tunisie Series 6RG, 4.35%, due
                          08/15/17                                              1,487,017
                                                                            -------------
                        TURKEY -- 0.6%
USD          2,000,000  Republic of Turkey, 11.88%, due 01/15/30(c)             2,005,000
USD          4,000,000  Republic of Turkey Notes, 12.00%, due 12/15/08          4,280,000
                                                                            -------------
                                                                                6,285,000
                                                                            -------------
                        UKRAINE -- 0.2%
USD          1,880,000  Ukraine Government International Bond, 11.00%, due
                          03/15/07                                              1,888,272
                                                                            -------------
                        UNITED STATES -- 1.6%
                        CORPORATE DEBT -- 1.2%
USD         12,000,000  Pemex Master Trust, 144A, 8.63%, due 02/01/22          12,420,000
                                                                            -------------
                        U.S. GOVERNMENT -- 0.4%
USD          4,375,600  U.S. Treasury Inflation Indexed Note, 3.63%, due
                          01/15/08(d)                                           4,523,277
                                                                            -------------

                        TOTAL UNITED STATES                                    16,943,277
                                                                            -------------
                        URUGUAY -- 0.1%
USD          1,250,000  Banco Central Del Uruguay Series B, 6.75%, due
                          03/21/21                                              1,062,500
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        VENEZUELA -- 5.6%
CHF         20,952,306  Banco Central Venezuela FLIRB,
                          Variable Rate, CHF 6 mo. LIBOR + .88%, 3.13%,
                          due 03/31/07                                          8,651,247
DEM            720,000  Banco Central Venezuela New Money Bond Series B,
                          Variable Rate DEM 6 mo. LIBOR + .88%, 5.31%, due
                          12/18/05(b)                                             219,718
USD          1,237,717  Republic of Venezuela DCB DL Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.88%, due
                          12/18/07(b)                                             895,798
USD         10,043,478  Republic of Venezuela DCB IL,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.88%, due
                          12/18/08                                              7,369,402
USD         19,107,000  Republic of Venezuela Discount Bond Series A,
                          Variable Rate, 6 mo. LIBOR + .81%, 3.19%, due
                          03/31/20                                             13,374,900
USD         14,225,000  Republic of Venezuela Discount Bond Series
                          W-B,Variable Rate,
                          6 mo. LIBOR + .81%, 3.00%, due 03/31/20               9,957,500
USD            133,572  Republic of Venezuela FLIRB Series A Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 3.44%, due
                          03/31/07(b)                                              98,008
USD            383,428  Republic of Venezuela FLIRB Series B Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 3.44%, due
                          03/31/07(b)                                             281,340
USD          5,844,961  Republic of Venezuela New Money Bond Series A Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + 1%, 3.00%, due
                          12/18/05(b)                                           4,347,190
USD          4,094,117  Republic of Venezuela New Money Bond Series A,
                          Variable Rate, 6 mo. LIBOR + 1%, 3.00%, due
                          12/18/05                                              3,249,705
USD          1,225,414  Republic of Venezuela New Money Bond Series B Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 4.19%, due
                          12/18/05(b)                                             911,402
USD            470,588  Republic of Venezuela New Money Bond Series B,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.88%, due
                          12/18/05                                                373,529
FRF         54,175,000  Republic of Venezuela Par Bond , 7.71%, due
                          03/31/20                                              5,322,258
DEM         15,000,000  Republic of Venezuela Par Bond , 6.66%, due
                          03/31/20                                              4,179,428
                                                                            -------------
                                                                               59,231,425
                                                                            -------------
                        VIETNAM -- 1.6%
USD          4,000,000  Vietnam Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 4.19%, due
                          03/13/28                                              2,900,000
USD         19,750,000  Vietnam Par Bond,
                          Variable Rate, Step Up, 3.25%, due 03/12/28           9,282,500
USD          6,000,000  Vietnam PDI,
                          Variable Rate, Step Up, 4.00%, due 03/14/16           4,320,000
                                                                            -------------
                                                                               16,502,500
                                                                            -------------

              See accompanying notes to the financial statements.
6

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        YUGOSLAVIA -- 0.1%
USD          4,000,000  Second Emerging Markets Series EMTN, Zero Coupon,
                          due 07/15/06                                            920,000
                                                                            -------------

                        TOTAL DEBT OBLIGATIONS (COST $941,335,718)            954,793,793
                                                                            -------------
                        LOAN ASSIGNMENTS -- 8.9%
                        ALGERIA -- 4.4%
JPY        381,100,057  Algeria Tranche 1, JPY 6 mo. LIBOR + .8125%
                          (1.3125%)                                             2,491,781
JPY      7,167,007,517  Algeria Tranche 3 Loan Agreement, JPY 6 mo. LIBOR
                          + .8125% (1.3125%)                                   44,182,934
                                                                            -------------
                                                                               46,674,715
                                                                            -------------
                        CAMEROON -- 0.1%
NLG         23,084,718  Cameroon Loan Agreement, (No Tranche specified, dated
                          January 31, 1981)*                                      826,835
FRF         18,396,841  Republic of Cameroon Tranche B, (dated January 30,
                          1979)*                                                  221,369
                                                                            -------------
                                                                                1,048,204
                                                                            -------------
                        CONGO REPUBLIC (BRAZZAVILLE) -- 0.2%
FRF        102,097,963  Republic of Congo Loan Agreement*                       1,110,738
USD          7,689,405  Republic of Congo Loan Agreement*                         634,376
EUR          8,195,761  Republic of Congo Loan Agreement*                         584,870
                                                                            -------------
                                                                                2,329,984
                                                                            -------------
                        INDONESIA -- 0.6%
USD          5,320,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.4375%)                     2,447,200
USD          3,990,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.5625%)                     1,835,400
USD          3,990,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.6875%)                     1,835,400
                                                                            -------------
                                                                                6,118,000
                                                                            -------------
                        MOROCCO -- 0.9%
USD         10,500,000  Morocco Restructuring and Consolidating Agreement
                          Tranche A,
                          6 mo. LIBOR + .8125%, (2.875%)                        9,621,150
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        RUSSIA -- 2.6%
DEM         15,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            4,594,053
EUR          5,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            2,995,063
USD          5,000,000  International Investment Bank Loan Agreement*           3,437,500
DEM         14,789,560  Russia Foreign Trade Obligations*(b)                    3,852,614
ATS          9,298,112  Russia Foreign Trade Obligations*(b)                      344,269
USD         19,002,375  Russia Foreign Trade Obligations*(b)                   11,192,399
ITL      5,150,000,000  Russia Foreign Trade Obligations*(b)                    1,355,104
                                                                            -------------
                                                                               27,771,002
                                                                            -------------
                        YUGOSLAVIA -- 0.1%
USD          1,400,368  Yugoslavia New Financing Agreement Tranche A*             406,107
USD          1,499,573  Yugoslavia New Financing Agreement Tranche C*             434,876
                                                                            -------------
                                                                                  840,983
                                                                            -------------

                        TOTAL LOAN ASSIGNMENTS (COST $79,271,625)              94,404,038
                                                                            -------------
                        LOAN PARTICIPATIONS -- 1.6%
                        ALGERIA -- 0.2%
JPY        212,500,000  Algeria Tranche 3 Loan Agreement, JPY Long Term
                          Prime +.8125% (2.3875%), (Participation with
                          Salomon)                                              1,310,013
JPY        212,500,000  Algeria Tranche S1, JPY Long Term Prime + .8125%,
                          (2.71125%), (Participation with Merrill Lynch)        1,294,134
                                                                            -------------
                                                                                2,604,147
                                                                            -------------
                        CAMEROON -- 0.0%
NLG          4,968,184  Cameroon Loan Agreement, (No Tranche specified, dated
                          January 31, 1981), (Participation with Salomon)*        177,948
                                                                            -------------
                        INDONESIA -- 0.4%
USD          1,908,420  Republic of Indonesia Loan Agreement, 6 mo. LIBOR
                          +.70%, (3.0925%), (Participation with Deutsche
                          Bank)                                                 1,622,157
USD            640,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.4375%),
                          (Participation with Salomon)                            256,000
USD            480,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.5625%),
                          (Participation with Salomon)                            192,000
USD            480,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.6875%),
                          (Participation with Salomon)                            192,000

8             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        INDONESIA -- CONTINUED
USD            744,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.4375%),
                          (Participation with Salomon)                            334,800
USD            558,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.5625%),
                          (Participation with Salomon)                            251,100
USD            558,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.6875%),
                          (Participation with Salomon)                            251,100
USD            760,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.4375%),
                          (Participation with Salomon)                            349,600
USD            570,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.5625%),
                          (Participation with Salomon)                            262,200
USD            570,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.6875%),
                          (Participation with Salomon)                            262,200
                                                                            -------------
                                                                                3,973,157
                                                                            -------------
                        JAMAICA -- 0.2%
USD          2,274,997  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125%, (2.75%), (Participation with Chase
                          Manhattan Bank and Salomon)                           2,053,185
                                                                            -------------
                        RUSSIA -- 0.7%
DEM          3,500,000  International Bank for Economic Cooperation Loan
                          Agreement, (Participation with Salomon)*              1,071,946
USD          2,000,000  International Bank for Economic Cooperation Loan
                          Agreement, (Participation
                          with UBS)*                                            1,385,000
JPY        900,000,000  International Investment Bank Loan Agreement,
                          (Participation
                          with Bank of America)*                                4,522,698
                                                                            -------------
                                                                                6,979,644
                                                                            -------------
                        YUGOSLAVIA -- 0.1%
USD          2,100,416  Yugoslavia New Financing Agreement Tranche B,
                          (Participation with Chase Manhattan Bank)*              609,120
USD            352,444  Yugoslavia New Financing Agreement Tranche C,
                          (Participation with Chase Manhattan Bank)*              102,209
                                                                            -------------
                                                                                  711,329
                                                                            -------------

                        TOTAL LOAN PARTICIPATIONS (COST $15,094,284)           16,499,410
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

        PAR VALUE ($)/
            SHARES      DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        PROMISSORY NOTES -- 0.2%
                        KENYA -- 0.1%
GBP            672,890  Republic of Kenya Promissory Notes, 0.00%, due
                          1/30/03(b)                                              142,761
GBP          1,856,250  Republic of Kenya Promissory Notes, 0.00%, due
                          7/30/02(b)                                              393,822
GBP            672,890  Republic of Kenya Promissory Notes, 0.00%, due
                          1/30/02(b)                                              142,761
GBP          1,856,250  Republic of Kenya Promissory Notes, 0.00%, due
                          7/30/01(b)                                              393,822
                                                                            -------------
                                                                                1,073,166
                                                                            -------------
                        NIGERIA -- 0.1%
USD          3,000,000  Central Bank of Nigeria Promissory Notes Series
                          RC, 5.09%,
                          due 1/5/10*                                           1,185,000
                                                                            -------------

                        TOTAL PROMISSORY NOTES (COST $9,348,506)                2,258,166
                                                                            -------------
                        MUTUAL FUND -- 4.0%
             1,636,545  GMO Alpha LIBOR Fund                                   41,993,756
                                                                            -------------

                        TOTAL MUTUAL FUND (COST $41,986,957)                   41,993,756
                                                                            -------------

          PRINCIPAL
            AMOUNT
        --------------
                        CALL OPTIONS PURCHASED -- 0.3%
                        OPTIONS ON BONDS -- 0.3%
USD         30,000,000  Republic of Brazil 12.75%, 01/15/20, Expires
                          04/24/02,
                          Strike 79.25                                            786,678
USD         25,000,000  Russian Federation Bond, 5.00%, 03/31/30, Expires
                          3/15/02,
                          Strike 63.50                                            664,423
USD          6,000,000  State of Qatar 9.75%, 06/15/30, Expires 6/11/02,
                          Strike 115.25                                           240,221
USD         25,000,000  United Mexican States, 8.30%, 08/15/31, Expires
                          03/25/02,
                          Strike 103.00                                           241,470
USD         35,000,000  United Mexican States, 8.30%, 08/15/31, Expires
                          05/06/02,
                          Strike 100.85                                           878,451

10            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

          PRINCIPAL
            AMOUNT      DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        OPTIONS ON BONDS -- CONTINUED
USD         30,000,000  United Mexican States, 8.30%, 08/15/31, Expires
                          05/07/02,
                          Strike 101.20                                           685,434
                                                                            -------------
                                                                                3,496,677
                                                                            -------------

                        TOTAL CALL OPTIONS PURCHASED (COST $2,298,800)          3,496,677
                                                                            -------------
                        PUT OPTIONS PURCHASED -- 0.0%
                        OPTIONS ON BONDS -- 0.0%
USD         15,428,340  Republic of Venezuela DCB Bonds, (Variable Rate,
                          2.875%, 12/18/07), Expires 3/13/02, Strike 77.00        134,972
                                                                            -------------

                        TOTAL PUT OPTIONS PURCHASED (COST $439,708)               134,972
                                                                            -------------

            SHARES
        --------------
                        RIGHTS AND WARRANTS -- 0.0%
                        MEXICO -- 0.0%
                29,000  United Mexican States Recovery Warrants Odd Lot,
                          Expires 6/30/03                                              44
           192,813,000  United Mexican States Warrants, Expires 6/30/03           289,219
                                                                            -------------
                                                                                  289,263
                                                                            -------------
                        NIGERIA -- 0.0%
                52,732  Central Bank of Nigeria Payment Adjusted Warrants,
                          Expires 11/15/20**                                           --
                                                                            -------------
                        VENEZUELA -- 0.0%
               341,420  Republic of Venezuela Recovery Warrants, Expires
                          4/15/20**                                                    --
                                                                            -------------

                        TOTAL RIGHTS AND WARRANTS (COST $20,880)                  289,263
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

        PAR VALUE ($)   DESCRIPTION                                           VALUE ($)
        --------------  --------------------------------------------------  -------------
                        SHORT-TERM INVESTMENTS -- 0.2%
                        COMMERCIAL PAPER -- 0.2%
USD          2,000,000  Hanover Funding, 1.90%, due 3/01/02                     2,000,000
                                                                            -------------

                        TOTAL SHORT-TERM INVESTMENTS (COST $2,000,000)          2,000,000
                                                                            -------------
                        TOTAL INVESTMENTS -- 105.3%
                        (Cost $1,091,796,478)                               1,115,870,075

                        Other Assets and Liabilities (net) -- (5.3%)          (55,796,598)
                                                                            -------------
                        TOTAL NET ASSETS -- 100.0%                          $1,060,073,477
                                                                            =============

              See accompanying notes to the financial statements.
12

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

                        NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

DCB - Debt Conversion Bond

EMTN - Euromarket Medium Term Note

FLIRB - Front Loaded Interest Reduction Bond

PDI - Past Due Interest

PIK - Payment In Kind

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 2002, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:
ARS - Argentine Peso
ATS - Austrian Schilling
CHF - Swiss Franc
DEM - German Mark
EUR - Euro
FRF - French Franc
GBP - British Pound
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen
NLG - Netherlands Guilder
RUB - Russian Ruble
USD - United States Dollar

(a)  Security is in default.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(c) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

(d) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

*    Non-performing. Borrower not currently paying interest.

**   Non-income producing security.

              See accompanying notes to the financial statements.             13

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $1,091,796,478) (Note 1)       $1,115,870,075
   Cash                                                              802,783
   Receivable for investments sold                                12,236,566
   Receivable for Fund shares sold                                   112,188
   Interest receivable                                            18,655,266
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                                1,084,435
   Net receivable for open swap contracts (Notes 1 and 6)         10,543,611
                                                              --------------
         Total assets                                          1,159,304,924
                                                              --------------
LIABILITIES:
   Payable for investments purchased                               2,000,000
   Payable for Fund shares repurchased                               220,666
   Written options outstanding, at value (premiums $911,250)
    (Notes 1 and 6)                                                  142,287
   Payable to affiliate for (Note 2):
      Management fee                                                 265,578
      Shareholder service fee                                         99,647
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                   17,343
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                    8,319
   Payable for reverse repurchase agreements (Notes 1 and 6)      96,224,268
   Accrued expenses and other liabilities                            253,339
                                                              --------------
      Total liabilities                                           99,231,447
                                                              --------------
  NET ASSETS                                                  $1,060,073,477
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,039,694,520
   Overdistributed net investment income                         (11,215,278)
   Accumulated net realized loss                                  (4,553,219)
   Net unrealized appreciation                                    36,147,454
                                                              --------------
                                                              $1,060,073,477
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $  570,458,527
                                                              ==============
   Class IV shares                                            $  489,614,950
                                                              ==============
SHARES OUTSTANDING:
   Class III                                                      61,361,646
                                                              ==============
   Class IV                                                       52,684,559
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class III                                                  $         9.30
                                                              ==============
   Class IV                                                   $         9.29
                                                              ==============

14            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $42)      $115,944,313
   Dividends from investment company shares                      1,589,577
                                                              ------------
      Total income                                             117,533,890
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       3,461,906
   Interest expense (Notes 1 and 6)                              1,376,611
   Custodian fees                                                  531,305
   Legal fees                                                      142,486
   Audit fees                                                       86,246
   Transfer agent fees                                              35,040
   Trustees fees (Note 2)                                           13,318
   Registration fees                                                 2,771
   Miscellaneous                                                    14,447
   Fees reimbursed by Manager (Note 2)                            (167,120)
                                                              ------------
                                                                 5,497,010
   Shareholder service fee (Note 2) - Class III                    672,399
   Shareholder service fee (Note 2) - Class IV                     540,850
                                                              ------------
      Net expenses                                               6,710,259
                                                              ------------
         Net investment income                                 110,823,631
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               43,543,290
      Closed futures contracts                                  (4,890,851)
      Closed swap contracts                                     (2,413,431)
      Foreign currency, forward contracts and foreign
      currency related transactions                             13,122,228
                                                              ------------

         Net realized gain                                      49,361,236
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                8,988,476
      Open futures contracts                                     1,663,873
      Open swap contracts                                       (3,002,522)
      Written options                                              768,963
      Foreign currency, forward contracts and foreign
      currency related transactions                             (1,352,782)
                                                              ------------

         Net unrealized gain                                     7,066,008
                                                              ------------

      Net realized and unrealized gain                          56,427,244
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $167,250,875
                                                              ============

              See accompanying notes to the financial statements.             15

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $  110,823,631     $  124,865,289
   Net realized gain (loss)                                   49,361,236         (5,462,689)
   Change in net unrealized appreciation                       7,066,008         45,170,943
                                                          --------------     --------------
   Net increase in net assets from operations                167,250,875        164,573,543
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (58,047,624)       (59,981,831)
      Class IV                                               (65,295,506)       (86,769,769)
                                                          --------------     --------------
      Total distributions from net investment income        (123,343,130)      (146,751,600)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class III                                              115,721,050         44,783,898
      Class IV                                              (109,470,121)        22,846,968
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                               6,250,929         67,630,866
                                                          --------------     --------------
      Total increase in net assets                            50,158,674         85,452,809
NET ASSETS:
   Beginning of period                                     1,009,914,803        924,461,994
                                                          --------------     --------------
   End of period (including overdistributed net
    investment income of $11,215,278 and accumulated
    undistributed net investment income of $7,635,555,
    respectively)                                         $1,060,073,477     $1,009,914,803
                                                          ==============     ==============

16            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2002    2001(B)     2000      1999      1998
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   8.96  $   8.74  $   6.89  $  11.64  $  14.09
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      1.01+     1.13+     0.84+     0.92+     1.13+
   Net realized and unrealized gain
     (loss)                                   0.52      0.41      2.20     (4.41)     1.51
                                          --------  --------  --------  --------  --------
      Total from investment operations        1.53      1.54      3.04     (3.49)     2.64
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (1.19)    (1.32)    (1.07)    (0.23)    (0.84)
   From net realized gains                      --        --     (0.12)    (1.03)    (4.25)
                                          --------  --------  --------  --------  --------
   Total distributions                       (1.19)    (1.32)    (1.19)    (1.26)    (5.09)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   9.30  $   8.96  $   8.74  $   6.89  $  11.64
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              18.53%    18.78%    46.81%   (32.94)%    22.27%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $570,459  $430,003  $378,593  $450,336  $460,387
   Net operating expenses to average
     daily net assets(f)                      0.57%     0.56%     0.56%     0.56%     0.53%
   Interest expense to average daily net
     assets                                   0.14%(d)       --       --       --       --
   Total net expenses to average daily
     net assets                               0.71%     0.56%     0.56%     0.56%     0.53%
   Net investment income to average
     daily net assets                        11.17%    12.57%    10.82%    10.99%     8.62%
   Portfolio turnover rate                     130%      139%      123%      272%      255%
   Fees and expenses reimbursed by the
     Manager to average daily net assets      0.02%     0.03%     0.03%     0.18%     0.19%
   Purchase and redemption fees
     consisted of the following per
     share amounts(c)                           --(e) $   0.01      N/A      N/A       N/A

+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities.The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)  Purchase and redemption fees were less than $0.01 per share.
(f) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund. See Note 2.

              See accompanying notes to the financial statements.             17

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                        YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------------
                                            2002    2001(B)     2000      1999        1998**
                                          --------  --------  --------  --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   8.95  $   8.74  $   6.90  $  11.63     $  10.99
                                          --------  --------  --------  --------     --------

Income from investment operations:
   Net investment income                      1.01+     1.14+     0.84+     0.91+        0.10+
   Net realized and unrealized gain
     (loss)                                   0.52      0.40      2.20     (4.37)        0.54
                                          --------  --------  --------  --------     --------
      Total from investment operations        1.53      1.54      3.04     (3.46)        0.64
                                          --------  --------  --------  --------     --------

Less distributions to shareholders:
   From net investment income                (1.19)    (1.33)    (1.08)    (0.24)          --
   From net realized gains                      --        --     (0.12)    (1.03)          --
                                          --------  --------  --------  --------     --------
      Total distributions                    (1.19)    (1.33)    (1.20)    (1.27)        0.00
                                          --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD            $   9.29  $   8.95  $   8.74  $   6.90     $  11.63
                                          ========  ========  ========  ========     ========
TOTAL RETURN(a)                              18.60%    18.71%    47.00%   (32.82)%        5.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $489,615  $579,912  $545,869  $323,285     $310,580
   Net operating expenses to average
     daily net
     assets(f)                                0.52%     0.51%     0.51%     0.51%        0.50%*
   Interest expense to average daily net
     assets                                   0.14%(d)       --       --       --          --
   Total net expenses to average daily
     net assets                               0.66%     0.51%     0.51%     0.51%        0.50%*
   Net investment income to average
     daily net assets                        11.22%    12.62%    10.87%    10.87%        7.17%*
   Portfolio turnover rate                     130%      139%      123%      272%         255%
   Fees and expenses reimbursed by the
     Manager to average daily net assets      0.02%     0.03%     0.03%     0.18%        0.19%*
   Purchase and redemption fees
     consisted of the following per
     share amounts(c)                         --(e) $   0.01       N/A       N/A          N/A

*    Annualized.
**   Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)  Purchase and redemption fees were less than $0.01 per share.
(f) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund. See Note 2.

18            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks to earn high total return through investment in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

      The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons

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GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2002, the total value of these securities represented 10% of net assets.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts as of February 28, 2002.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future,

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 28, 2002.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. See the Schedule of Investments for all open purchased option contracts as of February 28, 2002.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2002, the Fund had entered into reverse repurchase agreements having a market value of $96,224,268, collateralized by securities with a market value of $96,468,689. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2002.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income - $123,343,130.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $18,400,323 and $9,866,525 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to amortization of premium and discount on debt securities and losses on wash sales transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments to foreign currency transactions, swap transactions and amortization of premium and discount on debt securities. The financial highlights exclude these adjustments.

         Accumulated Undistributed  Accumulated Undistributed
           Net Investment Income          Realized Gain        Paid In Capital
         -------------------------  -------------------------  ---------------
                $(6,331,334)               $3,565,968            $2,765,366

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method.

      Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. In the case of cash redemptions, the fee is .25% of the amount redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, the purchase premium or redemption fee for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the years ended February 28, 2002 and 2001, the Fund received $142,331 and $605,440 in purchase premiums and $365,848 and $497,992 in redemption fees, respectively. There is no premium for reinvested distributions.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .10% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense, fees and expenses of the independent trustees of the Trust, and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $13,318. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                    Purchases         Sales
                                                                  --------------  --------------
         U.S. Government securities                               $    4,507,615  $    4,000,000
         Investments (non-U.S. Government securities)              1,345,178,908   1,301,695,110

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
         $1,115,301,571    $117,043,728     $(116,475,224)      $568,504

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 35.1% of the outstanding shares of the Fund were held by two shareholders.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     18,610,565  $ 166,106,864   13,614,747  $ 125,283,005
         Shares issued to shareholders
           in reinvestment of distributions               5,226,345     44,398,759    5,190,144     44,792,732
         Shares repurchased                             (10,466,626)   (94,784,573) (14,123,041)  (125,291,839)
                                                        -----------  -------------  -----------  -------------
         Net increase                                    13,370,284  $ 115,721,050    4,681,850  $  44,783,898
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2002           February 28, 2001
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  -------------
         Shares sold                                      3,577,633  $  31,523,144    4,092,294  $  38,427,450
         Shares issued to shareholders
           in reinvestment of distributions               7,423,129     63,116,014    9,748,826     84,085,583
         Shares repurchased                             (23,086,937)  (204,109,279) (11,553,485)   (99,666,065)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                        (12,086,175) $(109,470,121)   2,287,635  $  22,846,968
                                                        ===========  =============  ===========  =============

      During the year ended February 28, 2001, the Fund received securities with a market value of $25,861,580 in exchange for an equal value of the Fund's shares. These amounts are included in the share transactions above.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                                     Net Unrealized
         Settlement                                                                                   Appreciation
            Date                    Deliver/Receive                 Units of Currency     Value      (Depreciation)
         ----------  ---------------------------------------------  -----------------  ------------  --------------
            Buys
           3/05/02                        EUR                             10,000,000   $ 8,648,150     $   (9,350)
                                                                                                       ==========
           Sales
           4/23/02                        CHF                              5,000,000   $ 2,934,145     $    8,763
           3/05/02                        EUR                             10,000,000     8,648,150        301,850
           4/23/02                        EUR                             10,000,000     8,629,941         10,559
           4/09/02                        GBP                              2,000,000     2,821,973         (7,993)
           4/05/02                        HKD                             77,883,000     9,984,578         15,422
           5/27/03                        HKD                            194,972,500    24,865,453        134,547
          12/16/02                        HKD                            194,852,000    24,943,876         56,124
           3/12/02                        JPY                          6,000,000,000    44,862,966        557,170
                                                                                                       ----------
                                                                                                       $1,076,442
                                                                                                       ==========

      FUTURES CONTRACTS

                                                                                         Net Unrealized
         Number of                                                          Contract      Appreciation
         Contracts                 Type                  Expiration Date      Value      (Depreciation)
         ---------  -----------------------------------  ---------------  -------------  --------------
           Buys
               7    U.S. Treasury Note 10 Yr.              June 2002      $    741,453    $     1,272
                                                                                          ===========
           Sales
                                                                                         Net Unrealized
         Number of                                                         Contract      Appreciation
         Contracts                Type                   Expiration Date     Value       (Depreciation)
         ---------  -----------------------------------  ---------------  -------------  --------------
               6    Japanese Government Bond 10 Yr.        June 2002      $  6,110,966    $    (8,012)
             500    U.S. 3 Month Treasury Bill             March 2002      122,812,500        (70,287)
                                                                                          -----------
                                                                                          $   (78,299)
                                                                                          ===========

      At February 28, 2002, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                          Calls
                                                        ------------------------------  ----------------------------
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)    Premiums
                                                        ----------------  ------------  ----------------  ----------
         Outstanding, beginning of period                        --         $     --               --     $       --
         Options written                                     27,000          911,250
         Options closed                                          --               --               --             --
         Options exercised                                       --               --
         Options expired                                                                           --             --
         Options sold                                            --               --
                                                            -------         --------       ----------     ----------
         Outstanding, end of period                          27,000         $911,250               --     $       --
                                                            =======         ========       ==========     ==========

      SUMMARY OF WRITTEN OPTIONS OUTSTANDING

                                                        Principal Amount
                                                          of Contracts                    Expiration
                                                        (000's omitted)   Exercise Price     Date      Value
                                                        ----------------  --------------  ----------  --------
         Republic of Venezuela, 9.25%,
           due 9/15/27                                     27,000 USD        65.3 USD       3/13/02   $142,287
                                                                                                      --------
                                                                                                      $142,287
                                                                                                      ========

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS

         Face Value                         Description                        Market Value
         -----------  -------------------------------------------------------  ------------
                      J.P. Morgan Chase & Co., 1.65%, dated 2/26/02, to be
                      repurchased on 3/7/02 at face value plus accured
         $40,265,347  interest.                                                $40,265,347
                      Deutsche Bank, 1.50%, dated 2/25/02, to be repurchased
          20,716,667  on 3/7/02 at face value plus accrued interest.            20,716,667
                      Deutsche Bank, 1.75%, dated 2/25/02, to be repurchased
          10,015,305  on 3/7/02 at face value plus accrued interest.            10,015,305
                      J.P. Morgan Chase & Co., 0.75%, dated 2/22/02, to be
                      repurchased on demand at face value plus accrued
           7,056,875  interest.                                                  7,056,875
                      Lehman Brothers Holdings Inc., 1.25%, dated 12/20/01,
                      to be repurchased on 3/7/02 at face value plus accrued
           6,517,830  interest.                                                  6,517,830
                      Deutsche Bank, 1.75%, dated 2/22/02, to be repurchased
           5,133,069  on 3/8/02 at face value plus accrued interest.             5,133,069
                      Deutsche Bank, 1.70%, dated 2/22/02, to be repurchased
           4,497,265  on 3/11/02 at face value plus accrued interest.            4,497,265
                      Deutsche Bank, 1.50%, dated 2/22/02, to be repurchased
           2,021,910  on demand at face value plus accrued interest.             2,021,910
                                                                               -----------
                                                                               $96,224,268
                                                                               ===========

         Average balance outstanding                                   $43,417,815
         Average interest rate                                                2.26%
         Maximum balance outstanding                                   $167,171,357
         Average shares outstanding                                    107,754,551
         Average balance per share outstanding                         $      0.40

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------

                             CREDIT DEFAULT SWAPS

             5,000,000  USD                                              6/05/02   Agreement with Lehman Brothers International
                                                                                   (Europe) dated 5/25/99 to pay 3.75% per year
                                                                                   times the notional amount. The Fund receives
                                                                                   payment only upon a default event in Mexico,
                                                                                   the notional amount times the difference
                                                                                   between the par value and the then-market
                                                                                   value of United Mexican States, 9.875% due
                                                                                   1/15/07.

             5,000,000  USD                                              4/18/03   Agreement with Deutsche Bank AG dated
                                                                                   04/12/01 to pay 2.75% per year times the
                                                                                   notional amount. The fund receives payment
                                                                                   only upon a default event in the Philippines,
                                                                                   the notional amount times the difference
                                                                                   between the par value and the then-market
                                                                                   value of Republic of the Philippines, 8.875%
                                                                                   due 04/15/08.

             5,000,000  USD                                              4/21/03   Agreement with UBS AG, dated 10/16/01 to pay
                                                                                   7.30% per year times the notional amount. The
                                                                                   Fund receives payment only upon a default
                                                                                   event, the notional amount times the
                                                                                   difference between the par value and the
                                                                                   then-market value of the Republic of Brazil,
                                                                                   11.625% due 4/15/04.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
             5,000,000   $   (74,785)
             5,000,000       (79,719)
             5,000,000      (299,405)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            10,000,000  USD                                              5/15/03   Agreement with Banque Paribas dated 5/12/98
                                                                                   to pay 0.75% per year times the notional
                                                                                   amount. The Fund receives payment only upon a
                                                                                   default event, the notional amount times the
                                                                                   difference between the par value and the
                                                                                   then-market value of any series of Banco
                                                                                   Latinoamericano de Exportaciones SA Euro
                                                                                   Medium Term Notes.

            10,000,000  USD                                              5/15/03   Agreement with Banque Paribas dated 10/01/98
                                                                                   to pay 3.50% per year times the notional
                                                                                   amount. The Fund receives payment only upon a
                                                                                   default event, the notional amount times the
                                                                                   difference between the par value and the
                                                                                   then-market value of any series of Banco
                                                                                   Latinoamericano de Exportaciones SA Euro
                                                                                   Medium Term Notes.

            15,000,000  USD                                              6/20/03   Agreement with Goldman Sachs International
                                                                                   dated 1/14/99 to receive 11.60% per year
                                                                                   times the notional amount. The Fund pays only
                                                                                   upon a default event in Colombia, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   Republic of Colombia, 7.625% due 2/15/07.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
            10,000,000   $    42,152
            10,000,000      (303,060)
            15,000,000     1,291,905

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
             7,500,000  USD                                              7/23/03   Agreement with Goldman Sachs International
                                                                                   dated 7/18/01 to pay 4.80% per year times the
                                                                                   notional amount. The fund receives payment
                                                                                   only upon a default event in Colombia, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   Republic of Colombia, 9.75% due 4/23/09.

             5,000,000  USD                                             10/16/03   Agreement with Deutsche Bank AG dated
                                                                                   10/11/00 to pay 2.83% per year times the
                                                                                   notional amount. The Fund receives payment
                                                                                   only upon a default event in the Philippines,
                                                                                   the notional amount times the difference
                                                                                   between the par value and the then-market
                                                                                   value of Republic of Philippines, 8.875% due
                                                                                   4/15/08.

             5,000,000  USD                                              4/13/04   Agreement with Goldman Sachs International
                                                                                   dated 4/04/01 to pay 11.50% per year times
                                                                                   the notional amount. The fund receives
                                                                                   payment only upon a default event in Turkey,
                                                                                   the notional amount times the difference
                                                                                   between the par value and the then-market
                                                                                   value of Republic of Turkey, 11.50% due
                                                                                   6/15/10.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
             7,500,000   $     7,730
             5,000,000       (93,038)
             5,000,000      (563,310)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
             5,000,000  USD                                              4/15/04   Agreement with Bank of America N.A. dated
                                                                                   11/28/01 to pay 7.95% per year times the
                                                                                   notional amount. The Fund receives payment
                                                                                   only upon a default event, the notional
                                                                                   amount times the difference between the par
                                                                                   value and the then-market value of the
                                                                                   Republic of Brazil, 8.00% due 4/15/14.

            15,000,000  USD                                              4/03/06   Agreement Morgan Guaranty Trust Company dated
                                                                                   3/29/01 to pay 0.25% per year times the
                                                                                   notional amount. The fund receives payment
                                                                                   only upon a default event, the notional
                                                                                   amount times the difference between the par
                                                                                   value and the then-market value of any series
                                                                                   of Banco Santander Senior Bonds or Loans.

            15,000,000  USD                                              4/06/06   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 04/03/01 to pay 0.26% per year times
                                                                                   the notional amount. The Fund receives
                                                                                   payment only upon a default event, the
                                                                                   notional amount times the difference between
                                                                                   and the par value and the then-market value
                                                                                   of any series of Banco Santander Senior Bonds
                                                                                   or Loans.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
             5,000,000   $  (238,484)
            15,000,000        11,163
            15,000,000         6,735

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            10,000,000  USD                                              4/10/06   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 4/04/01 to pay 0.26% per year times the
                                                                                   notional amount. The fund receives payment
                                                                                   only upon a default event, the notional
                                                                                   amount times the difference between the par
                                                                                   value and the then-market value of any series
                                                                                   of Banco Santander Bonds or Loans.

            30,000,000  USD                                              4/10/06   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 4/05/01 to pay 0.275% per year times
                                                                                   the notional amount. The fund receives
                                                                                   payment only upon a default event, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   any series of Banco Santander Senior Bonds or
                                                                                   Loans.

            25,000,000  USD                                              5/01/06   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 4/25/01 to pay 0.27% per year times the
                                                                                   notional amount. The fund receives payment
                                                                                   only upon a default event, the notional
                                                                                   amount times the difference between the par
                                                                                   value and the then-market value of Banco
                                                                                   Bilbao y Vizcaya Senior Bonds or Loans.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
            10,000,000   $     4,820
            30,000,000          (516)
            25,000,000         9,719

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            15,000,000  USD                                              6/08/06   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 6/05/01 to receive 2.95% per year times
                                                                                   the notional amount. The fund makes payment
                                                                                   only upon a default event in Mexico, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   United Mexican States, 8.375% due 1/14/11.

            10,000,000  USD                                              2/18/07   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 2/13/02 to pay 4.6% per year times the
                                                                                   notional amount. The Fund receives payment
                                                                                   only upon a default event, the notional
                                                                                   amount times the difference between the par
                                                                                   value and the then-market value of Russia
                                                                                   Eurobond, 5.0% due 3/31/30.

            10,000,000  USD                                              2/26/07   Agreement with Salomon dated 02/21/02 to pay
                                                                                   9.125% per year times the notional amount.
                                                                                   The Fund receives payment only upon a default
                                                                                   event, the notional amount times the
                                                                                   difference between the par value and the
                                                                                   then-market value of RSA Global, 9.125% due
                                                                                   5/19/09.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
            15,000,000   $   380,121
            10,000,000      (158,846)
            10,000,000       (19,502)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
         INTEREST RATE SWAPS
           250,000,000  HKD                                              4/02/02   Agreement with UBS AG dated 3/31/00 to pay
                                                                                   the notional amount multiplied by 6.99% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.
            32,000,000  USD                                              4/02/02   Agreement with UBS AG dated 3/31/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.09% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.
            64,000,000  USD                                              4/17/02   Agreement with UBS AG dated 4/13/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   6.97% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.
           500,000,000  HKD                                              4/17/02   Agreement with UBS AG dated 4/13/00 to pay
                                                                                   the notional amount multiplied by 6.935% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

            64,000,000  USD                                              4/26/02   Agreement with UBS AG dated 4/20/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   6.945% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
         INTEREST RATE
           250,000,000   $  (137,751)
            32,000,000       134,176
            64,000,000       482,400
           500,000,000      (462,733)
            64,000,000       508,360

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
           500,000,000  HKD                                              4/26/02   Agreement with UBS AG dated 4/20/00 to pay
                                                                                   the notional amount multiplied by 6.895% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

            64,000,000  USD                                              4/29/02   Agreement with UBS AG dated 4/26/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.059% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

           500,000,000  HKD                                              4/29/02   Agreement with UBS AG dated 4/26/00 to pay
                                                                                   the notional amount multiplied by 6.999% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

         1,000,000,000  HKD                                              4/03/03   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 3/30/00 to pay the notional amount
                                                                                   multiplied by 7.12% and to receive the
                                                                                   notional amount multiplied by the 3 month
                                                                                   Floating Rate Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
           500,000,000   $  (489,246)
            64,000,000       546,966
           500,000,000      (525,814)
         1,000,000,000    (6,209,206)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
           129,500,000  USD                                              4/03/03   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 3/30/00 to receive the notional amount
                                                                                   multiplied by 7.23% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.

           130,600,000  USD                                              8/09/04   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 8/03/01 to receive the notional amount
                                                                                   multiplied by 4.835% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.
         1,000,000,000  HKD                                              8/09/04   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 8/03/01 to pay the notional amount
                                                                                   multiplied by 4.75% and to receive the
                                                                                   notional amount multiplied by 3 month
                                                                                   Floating Rate Hong Kong HIBOR adjusted by a
                                                                                   specified spread.
            15,000,000  EUR                                              2/22/07   Agreement with UBS AG dated 2/18/00 to pay
                                                                                   the notional amount multiplied by 5.76% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 6 month EURIBOR.
            26,000,000  USD                                              3/31/10   Agreement with UBS AG dated 3/29/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.406% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
           129,500,000   $ 6,565,897
           130,600,000     3,443,179
         1,000,000,000    (2,876,621)
            15,000,000      (582,908)
            26,000,000     3,583,141

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            35,000,000  USD                                              9/13/10   Agreement with Bear Stearns Bank Plc dated
                                                                                   9/08/00 to receive the notional amount
                                                                                   multiplied by 7.01% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.
            20,000,000  USD                                              1/24/11   Agreement with UBS AG dated 1/22/01 to
                                                                                   receive the notional amount multiplied by
                                                                                   6.12% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.
            30,000,000  USD                                              1/25/11   Agreement with Bear Stearns Bank Plc dated
                                                                                   1/23/01 to receive the notional amount
                                                                                   multiplied by 6.201% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
            35,000,000   $ 3,948,816

            20,000,000     1,005,032

            30,000,000     1,686,243

                         -----------
                         $10,543,611
                         ===========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administration,
         c/o GMO Trust                             Trust                           Harvard University; Senior Associate
         40 Rowes Wharf                                                            Dean, Harvard University
         Boston, MA 02110
         Age: 60

         Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;
         c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
         40 Rowes Wharf                                                            (1998 - present); Consultant --
         Boston, MA 02110                                                          Business and Law.
         Age: 57

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         Jay O. Light                                   38        Security
         c/o GMO Trust                                            Capital Group,
         40 Rowes Wharf                                           Inc.
         Boston, MA 02110
         Age: 60
         Donald W. Glazer, Esq.                         38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                 During Past Five
                         and Age                   Held with Fund   Time Served                     Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &
         c/o GMO Trust                             Quantitative    September 1985  Co. LLC
         40 Rowes Wharf                            and Chairman
         Boston, MA 02110                          of the
         Age: 63                                   Trustees of
                                                   the Trust

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         R. Jeremy Grantham(2)                          38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and                Principal Occupation(s)
                    Name, Address,              Position(s)      Length of                           During
                       and Age                 Held with Fund   Time Served                     Past Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------
         Susan Randall Harbert                 Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial
         40 Rowes Wharf                        Officer and
         Boston, MA 02110                      Treasurer of
         Age: 44                               the Trust
         Brent Arvidson                        Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
         40 Rowes Wharf                        the Trust                       Senior Financial Reporting Analyst, John Hancock
         Boston, MA 02110                                                      Funds (1996 - 1997)
         Age: 32
         Scott Eston                           Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
         c/o GMO Trust                         Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
         40 Rowes Wharf                        Officer and
         Boston, MA 02110                      Vice President
         Age: 46                               of the Trust
         William R. Royer, Esq.                Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
         c/o GMO Trust                         and Clerk of                    Otterloo & Co. LLC
         40 Rowes Wharf                        the Trust
         Boston, MA 02110
         Age: 36
         Elaine M. Hartnett, Esq.              Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust                    Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                                      (1991 - 1999).
         Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Currency Hedged International Bond Fund returned +4.2% for the fiscal year ended February 28, 2002, compared to +4.1% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged). The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha LIBOR Fund.

The Fund outperformed the benchmark during the fiscal year by 9 basis points. Bond market, emerging debt, and currency selection added value during the fiscal year, while issue selection underperformed. Long bond yields increased across the global bond universe and yield curves steepened significantly as central banks reduced short-term interest rates in response to growing signs that the global economy was in recession. The US dollar strengthened relative to other currencies in the global bond index. The Japanese yen declined by more than 10 percent against the US dollar, and the Euro ended the period down 7 percent. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) increased by 3.6% over the period, despite the fourth quarter Argentine default. Ten-year swap spreads narrowed from 89 to 67 basis points during the 12-month period.

Overweight positions in Euro-member country bonds and the US bond market added value during the period. In addition, an underweight position in the Japanese yen and overweight positions in the Australian dollar and the US dollar generated significant gains that were offset to some extent by losses on an underweight Canadian dollar position. Emerging country debt exposure added value during the period. Issue selection hurt performance during the fiscal year. While swap spreads narrowed, credit quality deteriorated for many of the high-quality spread issues held in the portfolio.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, Euro-member country, Swedish, US, and emerging bond markets. We expect the Danish, Japanese, Swiss, and British bond markets to underperform. Strong relative performance is expected from Australian and Canadian dollars, Swedish krone, and British gilt markets. The Danish krona, Euro, Japanese yen, Swiss franc, and US dollars are expected to underperform. At the end of the period, 3.3% of the Fund was invested in emerging country debt.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 CURRENCY HEDGED INT'L. BOND FUND-III
As Of: 2/28/2002
Date                                         GMO Currency Hedged        J.P. Morgan Non-U.S.
                                         International Bond Fund  Gov't. Bond Index (Hedged)
2/28/1994
9/30/1994                                              10,000.00                   10,000.00
12/31/1994                                              9,976.05                   10,162.49
3/31/1995                                              10,280.82                   10,626.10
6/30/1995                                              11,154.49                   11,127.52
9/30/1995                                              11,950.51                   11,548.35
12/31/1995                                             12,747.93                   12,046.41
3/31/1996                                              13,043.84                   12,150.29
6/30/1996                                              13,955.25                   12,482.29
9/30/1996                                              14,841.68                   13,014.83
12/31/1996                                             15,789.68                   13,516.23
3/31/1997                                              16,043.28                   13,695.51
6/30/1997                                              16,723.98                   14,152.14
9/30/1997                                              17,808.34                   14,652.72
12/31/1997                                             18,278.31                   15,047.41
3/31/1998                                              18,923.02                   15,517.63
6/30/1998                                              19,079.84                   15,873.25
9/30/1998                                              19,312.72                   16,722.80
12/31/1998                                             19,315.43                   16,873.66
3/31/1999                                              19,517.01                   17,170.29
6/30/1999                                              19,425.38                   17,045.58
9/30/1999                                              19,356.86                   17,092.63
12/31/1999                                             19,827.75                   17,282.92
3/31/2000                                              20,429.22                   17,659.24
6/30/2000                                              20,740.32                   17,973.89
9/30/2000                                              21,223.99                   18,242.30
12/31/2000                                             22,310.63                   18,917.59
3/31/2001                                              23,041.35                   19,452.11
6/30/2001                                              22,970.53                   19,522.77
9/30/2001                                              23,436.74                   19,949.15
12/31/2001                                             23,727.72                   20,058.42
2/28/2002                                              23,912.89                   20,101.70
Average Annual Returns (%)
Inception                                              9/30/1994
1yr                                                          5yr      10 Year/Inception Date
4.21                                                        8.06                       12.47
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

           SHARES/
          PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 7.3%
                       SWEDEN -- 1.0%
SEK         1,700,000  Kingdom of Sweden, Series 1037, 8.00%, due
                         08/15/07                                               182,934
                                                                           ------------
                       UNITED STATES -- 6.3%
                       U.S. GOVERNMENT -- 6.3%
USD         1,077,590  U.S. Treasury Inflation Indexed Note, 3.88%, due
                         01/15/09(a)                                          1,125,240
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $1,310,079)               1,308,174
                                                                           ------------
                       MUTUAL FUNDS -- 89.8%
              604,675  GMO Alpha LIBOR Fund                                  15,515,967
               62,875  GMO Emerging Country Debt Fund, Class III                584,738
                                                                           ------------
                       TOTAL MUTUAL FUNDS (COST $16,422,728)                 16,100,705
                                                                           ------------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.3%
                       CROSS CURRENCY OPTIONS -- 0.3%
EUR         3,400,000  Euro Call/USD Put, Expires 05/30/02, Strike .862          54,114
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $54,205)               54,114
                                                                           ------------

              See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

        PAR VALUE ($)   DESCRIPTION                                          VALUE ($)
----------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS -- 2.8%
                        COMMERCIAL PAPER -- 2.8%
USD           500,000   Hanover Funding, 1.90%, due 3/01/02                      500,000
                                                                            ------------

                        TOTAL SHORT-TERM INVESTMENTS (COST $500,000)             500,000
                                                                            ------------
                        TOTAL INVESTMENTS -- 100.2%
                        (Cost $18,287,012)                                    17,962,993

                        Other Assets and Liabilities (net) -- (0.2%)             (30,555)
                                                                            ------------
                        TOTAL NET ASSETS -- 100.0%                          $ 17,932,438
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS:
----------------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS:
EUR - Euro
SEK - Swedish Krona
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $18,287,012) (Note 1)          $17,962,993
   Cash                                                            28,516
   Interest receivable                                             12,706
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               110,375
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                19,430
   Receivable for expenses reimbursed by Manager (Note 2)           1,496
                                                              -----------

      Total assets                                             18,135,516
                                                              -----------

LIABILITIES:
   Payable for investments purchased                               54,261
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       2,054
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                66,566
   Interest payable for open swap contracts (Notes 1 and 6)         7,152
   Net payable for open swap contracts (Notes 1 and 6)             24,361
   Accrued expenses                                                48,684
                                                              -----------

      Total liabilities                                           203,078
                                                              -----------
NET ASSETS                                                    $17,932,438
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $24,286,010
   Undistributed net investment income                          1,244,414
   Accumulated net realized loss                               (7,183,296)
   Net unrealized depreciation                                   (414,690)
                                                              -----------
                                                              $17,932,438
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $17,932,438
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,983,751
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.04
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  877,862
   Interest                                                      100,107
                                                              ----------

         Total income                                            977,969
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        41,947
   Audit fees                                                     68,006
   Custodian and transfer agent fees                              13,940
   Registration fees                                               1,516
   Legal fees                                                        831
   Trustees fees (Note 2)                                             92
   Miscellaneous                                                   2,563
   Fees reimbursed by Manager (Note 2)                           (86,485)
                                                              ----------
                                                                  42,410
   Indirectly incurred fees reimbursed by Manager (Note 2)        (2,825)
                                                              ----------
                                                                  39,585
                                                              ----------
   Shareholder service fee (Note 2) - Class III                   25,168
   Shareholder service fee reimbursed (Note 2) - Class III        (1,041)
                                                              ----------
                                                                  24,127
                                                              ----------
      Net expenses                                                63,712
                                                              ----------

         Net investment income                                   914,257
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                                 67,669
      Closed futures contracts                                   105,747
      Closed swap contracts                                       53,016
      Written options                                             19,343
      Foreign currency, forward contracts and foreign
      currency related transactions                            1,242,971
                                                              ----------

         Net realized gain                                     1,488,746
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (378,646)
      Open futures contracts                                    (167,597)
      Open swap contracts                                        (45,569)
      Written options                                               (788)
      Foreign currency, forward contracts and foreign
      currency related transactions                           (1,094,149)
                                                              ----------

         Net unrealized loss                                  (1,686,749)
                                                              ----------

      Net realized and unrealized loss                          (198,003)
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  716,254
                                                              ==========

4             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   914,257       $  17,304,073
   Net realized gain (loss)                                   1,488,746          (1,989,247)
   Change in net unrealized appreciation (depreciation)      (1,686,749)         20,343,997
                                                            -----------       -------------

   Net increase in net assets from operations                   716,254          35,658,823
                                                            -----------       -------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (1,723,251)        (32,248,702)
                                                            -----------       -------------
      Total distributions from net investment income         (1,723,251)        (32,248,702)
                                                            -----------       -------------
   Net realized gains
      Class III                                                      --          (3,132,734)
                                                            -----------       -------------
      Total distributions from net realized gains                    --          (3,132,734)
                                                            -----------       -------------

                                                             (1,723,251)        (35,381,436)
                                                            -----------       -------------
   Net share transactions: (Note 5)
      Class III                                                 837,205        (265,514,823)
                                                            -----------       -------------
   Increase (decrease) in net assets resulting from net
    share transactions                                          837,205        (265,514,823)
                                                            -----------       -------------

      Total decrease in net assets                             (169,792)       (265,237,436)
NET ASSETS:
   Beginning of period                                       18,102,230         283,339,666
                                                            -----------       -------------
   End of period (including accumulated undistributed
    net investment income of $1,244,414 and $610,252,
    respectively)                                           $17,932,438       $  18,102,230
                                                            ===========       =============

              See accompanying notes to the financial statements.              5

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2002        2001(C)         2000          1999          1998
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.72       $  9.70       $  10.47      $  10.66      $  12.16
                                             -------       -------       --------      --------      --------

Income from investment operations:
   Net investment income(a)                    0.50+         0.59+          0.65+          0.74          0.88
   Net realized and unrealized gain
     (loss)                                    (0.13)         0.71          (0.17)        (0.39)         0.73
                                             -------       -------       --------      --------      --------

      Total from investment operations          0.37          1.30           0.48          0.35          1.61
                                             -------       -------       --------      --------      --------

Less distributions to shareholders:
   From net investment income                  (1.05)        (1.18)         (1.11)        (0.16)        (0.88)
   From net realized gains                        --         (0.10)         (0.14)        (0.38)        (2.23)
                                             -------       -------       --------      --------      --------

      Total distributions                      (1.05)        (1.28)         (1.25)        (0.54)        (3.11)
                                             -------       -------       --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $  9.04       $  9.72       $   9.70      $  10.47      $  10.66
                                             =======       =======       ========      ========      ========
TOTAL RETURN(b)                                 4.21%        14.06%          4.95%         3.20%        14.44%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $17,932       $18,102       $283,340      $323,711      $320,905
   Net expenses to average daily net
     assets                                     0.38%(d)      0.40%(d)       0.40%         0.40%         0.40%
   Net investment income to average
     daily net assets(a)                        5.45%         5.96%          6.51%         6.30%         6.50%
   Portfolio turnover rate                        44%          120%            65%          116%          135%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.54%         0.07%          0.08%         0.33%         0.35%

(a) Net investment income for the years ended February 28, 2002 and 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds. (See Note 2)
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

      At February 28, 2002, 86.5% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements. At February 28, 2002, 3.3% of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. Emerging Country Debt Fund invests primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa, and Europe.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no open written options contracts as of February 28, 2002.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. See the Schedule of Investments for all open purchased option contracts as of February 28, 2002.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spreadlock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement, and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2002.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2002, the Fund had not entered into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $1,723,251.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $1,284,549 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $7,153,353 expiring in 2009. The Fund elected to defer to March 1, 2002 post-October losses of $28,109.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

         Accumulated Undistributed  Accumulated Undistributed
           Net Investment Income          Realized Loss        Paid In Capital
         -------------------------  -------------------------  ---------------
                $1,443,156                 $(1,447,715)            $4,559

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested. The premium was reduced by 50% with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 to October 13, 2000, the Fund received $37,121 in purchase premiums. There was no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the year ended February 28, 2002, shareholder service fees incurred indirectly by the Fund were 0.006% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, fees and expenses of the independent trustees of the Trust, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund were 0.017% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during year ended February 28, 2002 was $92. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $16,358,576 and $6,759,600, respectively.

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $18,287,012        $78,479          $(402,498)       $(324,019)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 95.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended                Year Ended
                                                          February 28, 2002        February 28, 2001
                                                        ---------------------  --------------------------
                                                         Shares     Amount       Shares        Amount
         Class III:                                     --------  -----------  -----------  -------------
         Shares sold                                     562,588  $ 4,992,607    2,636,364  $  26,082,981
         Shares issued to shareholders in reinvestment
           of distributions                              194,941    1,694,032    3,646,672     35,231,875
         Shares repurchased                             (636,716)  (5,849,434) (33,630,827)  (326,829,679)
                                                        --------  -----------  -----------  -------------
         Net increase (decrease)                         120,813  $   837,205  (27,347,791) $(265,514,823)
                                                        ========  ===========  ===========  =============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                 Net Unrealized
         Settlement                       Units                   Appreciation
            Date     Deliver/Receive   of Currency     Value     (Depreciation)
         ----------  ----------------  ------------  ----------  --------------

            Buys
           3/19/02   AUD                 2,200,000   $1,134,177     $  5,763
           3/26/02   CAD                 3,500,000    2,181,011       (8,847)
           3/01/02   EUR                    62,730       54,259           10
           3/05/02   EUR                 5,200,000    4,497,038      (27,398)
           4/09/02   GBP                 2,000,000    2,821,973        5,577
           1/13/03   HKD                54,593,000    6,986,886      (13,114)
           3/12/02   JPY               210,000,000    1,570,204       (8,468)
                                                                    --------
                                                                    $(46,477)
                                                                    ========

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                 Net Unrealized
         Settlement                       Units                  Appreciation
           Date      Deliver/Receive   of Currency     Value     (Depreciation)
         ----------  ----------------  ------------  ----------  --------------
           Sales
           3/26/02   CAD                 2,200,000   $1,370,922     $  2,645
           3/05/02   EUR                 5,200,000    4,497,038       43,200
           4/23/02   EUR                 3,800,000    3,279,377        4,013
           1/13/03   HKD                54,564,300    6,983,213       16,787
           3/12/02   JPY               270,000,000    2,018,833       25,073
                                                                    --------
                                                                    $ 91,718
                                                                    ========

         FORWARD CROSS CURRENCY CONTRACTS
                                                            Net Unrealized
         Settlement   Deliver/Units of      Receive/In       Appreciation
            Date          Currency         Exchange For     (Depreciation)
         ----------   -----------------   ---------------   --------------
           4/16/02    CHF    3,545,496    EUR   2,400,000      $(8,739)
           4/02/02    EUR      900,000    SEK   8,226,990        7,307
                                                               -------
                                                               $(1,432)
                                                               =======

      See Notes for the Schedule of Investments for definitions of currency abbreviations.

      FUTURES CONTRACTS

                                                                                                                   Net Unrealized
                       Number of                                                                       Contract     Appreciation
                       Contracts                                Type                 Expiration Date     Value     (Depreciation)
         --------------------------------------  ----------------------------------  ---------------  -----------  --------------

                          Buys
                            3                    Australian Government Bond 10 Yr.   March 2002       $  155,033     $  (1,528)
                            6                    Australian Government Bond 3 Yr.    March 2002          314,121        (2,698)
                           25                    Canadian Government Bond 10 Yr.     June 2002         1,609,691        (1,876)
                           30                    Euro BOBL                           March 2002        2,759,521       (20,827)
                           43                    Euro Bund                           March 2002        4,008,503       (96,241)
                            1                    Japanese Government Bond 10 Yr.     June 2002         1,018,494         1,204
                            1                    U.K.Gilt Long Bond                  June 2002           160,153           (77)

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FUTURES CONTRACTS -- CONTINUED

                                                                                                                   Net Unrealized
                       Number of                                                                       Contract     Appreciation
                       Contracts                                Type                 Expiration Date     Value     (Depreciation)
         --------------------------------------  ----------------------------------  ---------------  -----------  --------------
                            3                    U.S. Long Bond                      June 2002           308,719           616
                            1                    U.S. Treasury Note 10 Yr.           June 2002           105,922           182
                                                                                                                     ---------
                                                                                                                     $(121,245)
                                                                                                                     =========

                         Sales
                            7                    Swiss Government Bond               March 2002       $  490,378     $  12,786
                           10                    U.S. Treasury Note 5 Yr.            June 2002         1,063,750         1,036
                                                                                                                     ---------
                                                                                                                     $  13,822
                                                                                                                     =========

      At February 28, 2002, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

      WRITTEN OPTION TRANSACTIONS

                                                                   Puts                         Calls
                                                        --------------------------  ------------------------------
                                                        Principal Amount            Principal Amount
                                                          of Contracts                of Contracts
                                                        (000's omitted)   Premiums  (000's omitted)     Premiums
                                                        ----------------  --------  ----------------  ------------
         Outstanding, beginning
           of period                                          1,300       $ 4,494            --         $     --
         Options written                                         --            --         1,479           14,849
         Options closed                                          --            --            --               --
         Options exercised                                       --            --            --               --
         Options expired                                     (1,300)       (4,494)       (1,479)         (14,849)
         Options sold                                            --            --            --               --
                                                            -------       -------       -------         --------
         Outstanding, end of period                              --       $    --            --         $     --
                                                            =======       =======       =======         ========

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                      Appreciation/
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

         INTEREST RATE SWAPS
           7,500,000 SEK     12/03/08   Agreement with Citibank N.A. dated 11/29/01 to         $(10,985)
                                        receive the notional amount multiplied by 5.365%
                                        and to pay the notional amount multiplied by the 3
                                        month Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.
           3,400,000 SEK      10/6/08   Agreement with Citibank N.A. dated 10/2/01 to            (3,396)
                                        receive the notional amount multiplied by 5.43%
                                        and to pay the notional amount multiplied by the 3
                                        month Floating Rate Swedish LIBOR adjusted by a
                                        specified spread.
           3,900,000 EUR     10/23/06   Agreement with Morgan Guaranty Trust Company dated      (67,118)
                                        10/19/01 to receive the notional amount multiplied
                                        by 4.23% and to pay the notional amount multiplied
                                        by the 6 month Floating Rate EURIBOR adjusted by a
                                        specified spread.
           3,300,000 EUR     10/23/03   Agreement with Morgan Guaranty Trust Company dated       19,462
                                        10/19/01 to pay the notional amount multiplied by
                                        3.56% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.
           1,900,000 EUR     10/26/06   Agreement with Morgan Guaranty Trust Company dated      (34,600)
                                        10/24/01 to receive the notional amount multiplied
                                        by 4.20% and to pay the notional amount multiplied
                                        by the 6 month Floating Rate EURIBOR adjusted by a
                                        specified spread.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
         Notional Amount    Expiration                                                      Appreciation/
         Fund/Counterparty    Date                        Description                       (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------
           1,800,000 EUR     10/24/11   Agreement with Morgan Guaranty Trust Company dated     $ 34,863
                                        10/19/01 to pay the notional amount multiplied by
                                        4.90% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.
           1,600,000 EUR     10/27/03   Agreement with Morgan Guaranty Trust Company dated       10,235
                                        10/24/01 to pay the notional amount multiplied buy
                                        3.525% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.
             900,000 EUR     10/26/11   Agreement with Morgan Guaranty Trust Company dated       19,747
                                        10/24/01 to pay the notional amount multiplied by
                                        4.86% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate EURIBOR
                                        adjusted by a specified spread.
           1,000,000 CHF      5/11/11   Agreement with Morgan Guaranty Trust Company dated        4,224
                                        5/09/01 to pay the notional amount multiplied by
                                        3.73% and to receive the notional amount
                                        multiplied by the 6 month Floating Rate Swiss
                                        LIBOR adjusted by a specified spread.
         TOTAL RETURN SWAPS
           5,000,000 USD      7/24/03   Agreement with Morgan Guaranty Trust Company dated        3,207
                                        7/18/01 to receive (pay) the notional amount
                                        multiplied by the return on the JP Morgan Non-U.S.
                                        Traded Total Return Government Bond Index and to
                                        pay the notional amount multiplied by the 1 month
                                        LIBOR adjusted by a specified spread.
                                                                                               --------
                                                                                               $(24,361)
                                                                                               ========

        See Notes for the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Growth Fund returned -1.8% from the Fund's inception on November 30, 2001 through the end of its fiscal year on February 28, 2002. This compares to a return of -4.1% over the same period for the MSCI EAFE Index and -5.4% for the style appropriate SSB PMI Growth EPAC Index.

The inception of the Fund coincided with the winding down of the 4th quarter rally in cyclical growth stocks. That rally had sharply reversed the post September 11th stock market declines, as both the geopolitical and economic conditions appeared more benign than at first feared. But from December through February, the rally was slowed to a standstill by increased investor skepticism in the wake of the Enron collapse. Accounting concerns are typically more of an issue for growth stocks that are under pressure to maintain their trajectory than for value stocks where the questions are more basic. These factors contributed to the underperformance of growth stocks over the 3-month period.

In addition, the telecommunications sector in particular continued to suffer the ill effects of the bursting bubble in technology, media, and telecom (TMT) stocks. There were bankruptcies among stocks that had been market darlings in 1999 (e.g., Global Crossing and Carrier1). It is unclear that, even with an economic recovery, capital spending will increase to bubble period levels. Leverage remains high, and demand for all of the readily available capacity remains in doubt.

The portfolio's value added of 4.6% over this period was driven by the bottom up stock selection disciplines. GMO uses three different investment disciplines to select stocks for this portfolio. Intrinsic Value is a dividend discount model that forecasts sales growth and profit margins out into the future. Price Momentum selects stocks with positive price return patterns over the previous year. Earnings Momentum selects stocks with strong upwards revisions to analyst earnings estimates. Stocks are prescreened for basic growth parameters and then ranked on each parameter. All three disciplines performed well during the period. Simple non-risk controlled portfolios based on the most attractive 10% of each discipline outperformed the SSB Growth index by +4.9% for Intrinsic Value, +2.4% for Price Momentum, and +4.6% for Earnings Momentum.

Underweighting telecommunications stocks, the worst performing sector over this period, added the bulk of the nearly 1% of outperformance that came from sector selection. Lesser contributions came from overweighting pharmaceuticals and auto stocks. The portfolio retains roughly index-like representation in cyclicals vs. defensives, broadly.

Country selection added another 1%, excepting the effects of Ireland. The Irish market was hit by stock-specific issues in its once two largest stocks. The pharmaceutical firm Elan has come under scrutiny for questionable accounting practices, and Allied Irish Banks was hit by a rogue trading scandal. While the

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

portfolio's Irish holdings outperformed, the broader Irish market fell by nearly 40% over the 3-month period, making it easily the worst performing country. Elsewhere, the portfolio holds 5% of its assets in Australia, which continued its strong performance. Australia has been the most successful developed economy of the past year. The portfolio also benefited from an overweight allocation to Austria. While the portfolio is just slightly underweight in Japan, it is more underweight the yen through a partial cross hedge into the Euro and related currencies. This added value over the period as the yen fell below 130 to the dollar. The consensus that a weak yen was necessary for a recovery in Japan strengthened over the period.

OUTLOOK

After a 2-year lag, international growth stocks now trade fairly close to their historical valuation levels versus international value. While they're still on the expensive side of fair value, GMO now believes that a broad international mandate should include an allocation to growth as well as value (a belief that drove the timing of this Fund's launch). Large cap international stocks are still trading at moderately expensive valuation levels, though less so than their counterparts in the US. A potential boost to returns may come from currency appreciations, as the US dollar looks overvalued based on economic fundamentals.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      INTERNATIONAL GROWTH FUND-III
            AS OF: 2/28/2002
                  DATE                                                                  SALOMON SMITH
                                           GMO INTERNATIONAL        MSCI EAFE         BARNEY PMI GROWTH
                                              GROWTH FUND             INDEX              EPAC INDEX
2/28/01
11/30/01                                           10,000.00               10,000.00          10,000.00
12/31/01                                           10,220.00               10,059.41          10,105.78
2/28/02                                             9,825.00                9,591.72           9,468.35
Average Annual Returns (%)
Inception                                           11/30/01
1yr                                                      5yr  10 Year/Inception Date
N/A                                                      N/A                   -1.75
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses not
been reimbursed during the periods shown
and do not include the effect of taxes on
distributions and redemptions. Past
performance is not indicative of future
performance. Information is unaudited.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 88.2%
               AUSTRALIA -- 5.4%
       57,196  Australia and New Zealand Banking Group Ltd                   544,676
       12,674  CSL Ltd                                                       279,984
       85,180  CSR Ltd                                                       283,139
       24,101  Macquarie Bank Ltd                                            403,669
       40,877  National Australia Bank Ltd                                   755,121
       18,483  Rio Tinto Ltd                                                 381,629
       30,921  Suncorp-Metway Ltd                                            212,266
       24,446  Wesfarmers Ltd                                                405,435
       36,520  Westfield Holdings Ltd                                        308,835
       31,365  Westpac Banking Corp                                          267,573
       35,859  Woodside Petroleum Ltd                                        258,510
       78,179  Woolworths Ltd                                                489,067
                                                                        ------------
                                                                           4,589,904
                                                                        ------------
               AUSTRIA -- 2.0%
        2,645  Bau Holdings AG                                                72,642
        2,241  Brau Union AG                                                  90,623
        8,503  Energie-Versorgung Niederoesterreich AG                       329,582
        7,260  Erste Bank Der Oesterreichischen Sparkassen AG                395,759
        4,652  Oesterreichische Brau Beteiligungs AG                         212,869
        4,011  OMV AG                                                        337,931
        8,408  VA Technologie AG (Bearer)                                    219,279
                                                                        ------------
                                                                           1,658,685
                                                                        ------------
               BELGIUM -- 1.9%
       10,239  Almanij NV                                                    331,950
        3,775  Delhaize-Le Lion                                              167,514
       12,990  Dexia                                                         194,614
       15,832  Fortis B                                                      351,269
        6,473  Groupe Bruxelles Lambert SA                                   356,945
        5,963  UCB SA                                                        239,073
                                                                        ------------
                                                                           1,641,365
                                                                        ------------
               CANADA -- 3.0%
       25,700  Bank of Nova Scotia                                           793,369
        8,800  Biovail Corp*                                                 418,705
       11,100  Magna International Inc                                       764,329

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CANADA -- CONTINUED
        9,500  Manulife Financial Corp                                       245,723
        4,900  Weston (George) Ltd*                                          325,252
                                                                        ------------
                                                                           2,547,378
                                                                        ------------
               DENMARK -- 1.2%
       22,000  Danske Bank A/S                                               332,907
        7,300  H. Lundbeck A/S                                               219,229
       15,750  Tele Danmark A/S Class B                                      489,495
                                                                        ------------
                                                                           1,041,631
                                                                        ------------
               FINLAND -- 1.8%
       69,900  Nokia Oyj                                                   1,485,588
                                                                        ------------
               FRANCE -- 6.6%
        9,338  BNP Paribas                                                   452,737
        2,373  Hermes International                                          337,660
        3,986  L'Oreal SA                                                    278,589
       11,281  Peugeot SA                                                    490,831
       18,987  Sanofi-Synthelabo SA                                        1,246,563
        3,973  Societe Generale Class A                                      235,067
       13,395  Total Fina Elf SA                                           1,968,576
        3,000  Vinci                                                         182,947
       10,654  Vivendi Universal SA                                          413,601
                                                                        ------------
                                                                           5,606,571
                                                                        ------------
               GERMANY -- 6.6%
        8,100  Adidas Salomon AG                                             523,386
        1,600  Allianz AG                                                    358,179
       46,400  DaimlerChrysler AG                                          1,858,297
        6,000  Deutsche Bank AG                                              354,477
       24,300  E. On AG                                                    1,189,704
        2,100  Munich Reinsurance AG                                         511,345
        2,200  SAP AG                                                        300,674
       11,400  Volkswagen AG                                                 541,369
                                                                        ------------
                                                                           5,637,431
                                                                        ------------
               HONG KONG -- 0.8%
       49,000  CLP Holdings Ltd                                              196,647

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HONG KONG -- CONTINUED
      138,500  Hong Kong Electric Holdings Ltd                               517,649
                                                                        ------------
                                                                             714,296
                                                                        ------------
               IRELAND -- 3.2%
       71,397  Allied Irish Banks Plc                                        796,683
       69,145  Bank of Ireland                                               669,877
       30,994  CRH Plc                                                       516,089
        6,076  Elan Corp Plc*                                                 84,092
       32,409  Irish Life & Permanent Plc                                    358,832
       42,766  Ryanair Holdings Plc*                                         257,098
                                                                        ------------
                                                                           2,682,671
                                                                        ------------
               ITALY -- 2.2%
       63,800  Autostrade Concessioni e Costruzioni Autostrade SPA           464,675
       43,953  Enel SPA                                                      245,985
       81,979  ENI-Ente Nazionale Idrocarburi SPA                          1,123,243
                                                                        ------------
                                                                           1,833,903
                                                                        ------------
               JAPAN -- 15.8%
        7,200  Acom Co Ltd                                                   394,904
       39,000  Bridgestone Corp                                              491,052
        7,000  Canon Inc                                                     245,320
       18,600  Chubu Electric Power Co Inc                                   305,772
       14,000  Daiichi Pharmaceuticals Co Ltd                                263,628
           71  East Japan Railway Co                                         270,577
       61,000  Fuji Heavy Industries Ltd                                     323,176
       18,000  Fuji Photo Film Co Ltd                                        567,607
       46,300  Honda Motor Co Ltd                                          1,850,962
        7,000  Ito-Yokado Co Ltd                                             280,889
           97  Japan Telecom Co Ltd                                          313,125
           42  Japan Tobacco Inc                                             238,520
       15,000  Jusco Co Ltd                                                  302,634
       43,000  Mitsubishi Estate Co Ltd                                      300,751
       33,000  Mitsubishi Pharma Corp                                        325,007
        4,000  Nintendo Co Ltd                                               590,024
           78  Nippon Telegraph & Telephone Corp                             248,877
        9,000  Ono Pharmaceutical Co Ltd                                     264,973
        5,600  ORIX Corp                                                     427,245
       24,000  Ricoh Company Ltd                                             425,929

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       44,000  Sankyo Co Ltd                                                 642,780
       32,000  Suzuki Motor Corp                                             390,958
       17,000  Taisho Pharmaceutical Co Ltd                                  253,809
       30,000  Takeda Chemical Industries Ltd                              1,217,261
       10,440  Takefuji Corp                                                 635,800
       14,900  Tokyo Electric Power                                          281,689
       50,800  Toyota Motor Corp                                           1,298,233
       19,000  Yamato Transport Co Ltd                                       300,280
                                                                        ------------
                                                                          13,451,782
                                                                        ------------
               NETHERLANDS -- 2.0%
        9,281  Koninklijke Ahold NV                                          213,948
       17,418  Koninklijke Philips Electronics NV                            455,010
        6,339  Numico NV                                                     141,193
        3,503  Unilever NV                                                   203,622
       31,124  Wolters Kluwer NV                                             670,364
                                                                        ------------
                                                                           1,684,137
                                                                        ------------
               NEW ZEALAND -- 0.4%
      155,724  Telecom Corp of New Zealand                                   331,796
                                                                        ------------
               NORWAY -- 0.7%
        4,258  Norsk Hydro AS                                                181,106
       33,800  Tandberg ASA*                                                 390,699
                                                                        ------------
                                                                             571,805
                                                                        ------------
               SPAIN -- 3.1%
       58,691  Endesa SA                                                     880,312
       31,880  Gas Natural SDG SA                                            555,936
       94,502  Repsol SA                                                   1,168,125
                                                                        ------------
                                                                           2,604,373
                                                                        ------------
               SWEDEN -- 2.2%
       42,400  Hennes & Mauritz AB                                           735,446
       15,000  Securitas AB                                                  300,320
       19,900  Svenska Handelsbanken Class A                                 270,054
      124,100  Telefonaktiebolaget LM Ericsson                               528,951
                                                                        ------------
                                                                           1,834,771
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SWITZERLAND -- 6.8%
        1,975  Nestle SA                                                     436,275
        8,290  Novartis AG                                                   314,936
        2,347  Roche Holding AG (Bearer)                                     206,898
       40,896  Roche Holding AG (Genusschein)                              2,873,325
        2,835  Swiss Reinsurance Co                                          254,907
        4,546  Swisscom AG                                                 1,324,272
        3,658  UBS AG*                                                       169,229
          994  Zurich Financial Services AG                                  192,163
                                                                        ------------
                                                                           5,772,005
                                                                        ------------
               UNITED KINGDOM -- 22.5%
       94,943  Abbey National Plc                                          1,279,759
       26,459  Alliance & Leicester Plc                                      311,739
       11,571  AstraZeneca Plc                                               585,249
       20,287  Barclays Plc                                                  595,399
       19,620  Bass Plc                                                      195,919
      116,153  BG Group Plc                                                  480,539
       58,383  BP Amoco Plc                                                  481,011
       79,178  BT Group Plc*                                                 286,413
       81,061  Cable & Wireless                                              252,236
       31,753  Cadbury Schweppes Plc                                         216,024
       98,112  Compass Group Plc                                             668,870
       17,208  Diageo Plc                                                    204,448
       81,148  Dixons Group Plc (New Shares)                                 274,888
       83,137  GlaxoSmithKline Plc                                         2,027,234
       56,283  Great Universal Stores Plc                                    549,286
      133,049  HBOS Plc                                                    1,394,447
       35,576  Imperial Tobacco Group Plc                                    471,486
       86,444  Kingfisher Plc                                                463,390
      146,339  Lattice Group Plc                                             350,317
       46,691  Lloyds TSB Group Plc                                          449,070
       64,066  National Grid Group Plc                                       418,868
       33,184  Next Plc                                                      446,591
       79,947  Northern Rock Plc                                             770,055
       61,600  Nycomed Amersham Plc                                          623,830
       21,164  Powergen Plc                                                  230,495
      271,612  Rentokil Initial Plc                                        1,024,768
       68,027  Royal Bank of Scotland Group                                1,666,485
       35,057  Scottish Hydro-Electric Plc                                   314,862
       81,933  Scottish Power Plc                                            494,833

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
       68,359  Tesco                                                         243,651
       38,832  Unilever Plc                                                  321,855
      550,302  Vodafone Group Plc                                          1,041,039
                                                                        ------------
                                                                          19,135,056
                                                                        ------------

               TOTAL COMMON STOCKS (COST $77,895,992)                     74,825,148
                                                                        ------------
               PREFERRED STOCKS -- 0.4%
               GERMANY -- 0.4%
       11,000  Volkswagen AG 3.46%                                           337,783
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $342,070)                        337,783
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 11.4%
               CASH EQUIVALENTS -- 10.9%
$   9,300,000  Deutsche Bank Time Deposit, 1.81%, due 3/1/02               9,300,000
                                                                        ------------
               U.S. GOVERNMENT -- 0.5%
$     400,000  U.S. Treasury Bill, 1.74%, due 5/23/02(a)                     398,404
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $9,698,460)              9,698,404
                                                                        ------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $87,936,522)                                         84,861,335

               Other Assets and Liabilities (net) -- 0.0%                     22,631
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 84,883,966
                                                                        ============

               NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a) All or a portion of this security is held as collateral for open futures contracts (Note 6).

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     24.4%
Consumer Discretionary                                         22.1
Health Care                                                    16.1
Utilities                                                       8.4
Energy                                                          7.7
Telecommunication Services                                      5.4
Industrials                                                     4.9
Information Technology                                          4.8
Consumer Staples                                                4.6
Materials                                                       1.6
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $87,936,522) (Note 1)          $84,861,335
   Cash                                                            65,244
   Foreign currency, at value (cost $73,825) (Note 1)              72,777
   Receivable for investments sold                                146,580
   Receivable for Fund shares sold                                  3,500
   Dividends and interest receivable                               92,389
   Foreign taxes receivable                                         4,493
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               232,499
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                60,014
   Receivable for expenses reimbursed by Manager (Note 2)           2,667
                                                              -----------
      Total assets                                             85,541,498
                                                              -----------

LIABILITIES:
   Payable for Fund shares repurchased                            400,000
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       8,056
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                               159,000
   Accrued expenses                                                90,476
                                                              -----------
      Total liabilities                                           657,532
                                                              -----------
NET ASSETS                                                    $84,883,966
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $88,182,983
   Accumulated undistributed net investment income                 58,107
   Accumulated net realized loss                                 (338,385)
   Net unrealized depreciation                                 (3,018,739)
                                                              -----------
                                                              $84,883,966
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $84,883,966
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,320,395
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     19.65
                                                              ===========

8             See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM NOVEMBER 30, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $14,043)            $   127,243
   Interest                                                        25,315
                                                              -----------
      Total income                                                152,558
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         78,075
   Custodian fees                                                  45,007
   Audit fees                                                      44,690
   Transfer agent fees                                              6,786
   Legal fees                                                       1,013
   Trustees fees (Note 2)                                             184
   Miscellaneous                                                      783
   Fees reimbursed by Manager (Note 2)                            (98,279)
                                                              -----------
                                                                   78,259
   Shareholder service fee (Note 2) -- Class III                   21,687
                                                              -----------
      Net expenses                                                 99,946
                                                              -----------
         Net investment income                                     52,612
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                (376,279)
      Closed futures contracts                                     43,319
      Foreign currency, forward contracts and foreign
      currency related transactions                                    70
                                                              -----------

         Net realized loss                                       (332,890)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (3,075,187)
      Open futures contracts                                      (15,022)
      Foreign currency, forward contracts and foreign
      currency related transactions                                71,470
                                                              -----------

         Net unrealized loss                                   (3,018,739)
                                                              -----------

      Net realized and unrealized loss                         (3,351,629)
                                                              -----------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(3,299,017)
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              PERIOD FROM NOVEMBER 30, 2001
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                THROUGH FEBRUARY 28, 2002
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                               $    52,612
   Net realized loss                                                      (332,890)
   Change in net unrealized appreciation (depreciation)                 (3,018,739)
                                                                       -----------
   Net decrease in net assets from operations                           (3,299,017)
                                                                       -----------
   Net share transactions: (Note 5)
      Class III                                                         88,182,983
                                                                       -----------
   Increase in net assets resulting from net share
    transactions                                                        88,182,983
                                                                       -----------
      Total increase in net assets                                      84,883,966
NET ASSETS:
   Beginning of period                                                          --
                                                                       -----------
   End of period (including accumulated undistributed net
    investment income of $58,107)                                      $84,883,966
                                                                       ===========

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                NOVEMBER 30, 2001
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 20.00
                                                                     -------

Income from investment operations:
   Net investment income                                                0.01(b)
   Net realized and unrealized loss                                    (0.36)
                                                                     -------

      Total from investment operations                                 (0.35)
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $ 19.65
                                                                     =======
TOTAL RETURN(a)                                                        (1.75)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $84,884
   Net expenses to average daily net assets                             0.69%*
   Net investment income to average daily net assets                    0.36%*
   Portfolio turnover rate                                                15%
   Fees and expenses reimbursed by the Manager to average
     daily net assets                                                   0.65%*

*    Annualized
**   Not annualized.
(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Growth Fund (the "Fund"), which commenced operations on November 30, 2001, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return through investing primarily in equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney Primary Market Index Growth EPAC.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions, if any, are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $151,961 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      The Fund has elected to defer to March 1, 2002 post-October capital losses of $255,460.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $5,495             $(5,495)         $      --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the six months ended February 28, 2002, was $184. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2002 aggregated $43,258,756 and $8,276,856 respectively.

      At February 28, 2002 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $88,034,982       $1,864,316       $(5,037,963)      $3,173,647

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2992, 56.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Period from November 30, 2001
                                                                   (commencement of operations)
                                                                    through February 28, 2002
                                                                  ------------------------------
                                                                     Shares          Amount
         Class III:                                               -------------  ---------------
         Shares sold                                                4,406,481      $89,877,983
         Shares issued to shareholders in reinvestment of
           distributions                                                   --               --
         Shares repurchased                                           (86,086)      (1,695,000)
                                                                    ---------      -----------
         Net increase                                               4,320,395      $88,182,983
                                                                    =========      ===========

      The Fund was formed with an initial tax-free contribution of securities in-kind, which had a market value of $41,670,412 on the date of contribution.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                             Net Unrealized
         Settlement                                                           Appreciation
            Date       Deliver/Receive     Units of Currency      Value      (Depreciation)
         ----------  --------------------  -----------------  -------------  --------------
           Buys
           4/26/02   CAD                           318,640     $   198,518      $ (1,482)
           3/22/02   CHF                         3,389,437       1,988,764       (11,236)
           3/22/02   DKK                         4,431,056         515,315        (4,685)
           3/22/02   EUR                        12,931,750      11,177,378      (122,622)
           3/22/02   GBP                           351,037         495,981        (4,019)
           4/26/02   HKD                         3,119,600         399,908           (92)
           4/26/02   JPY                        39,330,000         294,732        (5,268)
           3/22/02   NOK                        20,376,165       2,281,228        31,228
           4/26/02   NZD                           598,372         250,320           320
           3/22/02   SEK                        24,285,270       2,318,471        18,471
                                                                                --------
                                                                                $(99,385)
                                                                                ========
           Sales
           4/26/02   AUD                         1,184,133     $   608,958      $ (8,958)
           4/26/02   CAD                         3,970,194       2,473,491        26,509
           3/22/02   EUR                           917,059         792,647         7,353
           3/22/02   GBP                         1,394,546       1,970,355        29,645
           4/26/02   HKD                         1,170,450         150,042           (42)
           4/26/02   JPY                       597,963,500       4,481,027       118,973
           3/22/02   NOK                           898,130         100,551          (551)
           3/22/02   SEK                         3,666,610         350,045           (45)
                                                                                --------
                                                                                $172,884
                                                                                ========

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Currency Abbreviations:

         AUD         Australian Dollar
         CAD         Canadian Dollar
         CHF         Swiss Franc
         DKK         Danish Krona
         EUR         Euro
         GBP         British Pound

         HKD         Hong Kong Dollar
         JPY         Japanese Yen
         NOK         Norwegian Krone
         NZD         New Zealand Dollar
         SEK         Swedish Krona

      FUTURES CONTRACTS

                                                                    Net Unrealized
             Number of                  Expiration                   Appreciation
             Contracts         Type        Date     Contract Value  (Depreciation)
         -----------------  ----------  ----------  --------------  --------------
               Buys
                       15     CAC40     March 2002    $  579,983       $  9,011
                       18      DAX      March 2002     1,969,605         36,899
                        2    IBEX 35    March 2002       140,917          3,898
                      110    SPI 200    March 2002     4,834,519        (78,729)
                       10   TSE TOPIX   March 2002       755,464         13,899
                                                                       --------
                                                                       $(15,022)
                                                                       ========

      At February 28, 2002 , the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 30, 2001 (commencement of operations) to February 28, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $14,043 and recognized foreign source income of $141,286.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall                                  Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Harbert                                        Financial
c/o GMO Trust                                  Officer and
40 Rowes Wharf                                 Treasurer of
Boston, MA 02110                               the Trust
Age: 44
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer,                              Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
Esq.                                           and Clerk of                    Otterloo & Co. LLC
c/o GMO Trust                                  the Trust
40 Rowes Wharf
Boston, MA 02110
Age: 36
Elaine M. Hartnett,                            Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
Esq.                                           and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
c/o GMO Trust                                  of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
40 Rowes Wharf                                                                 (1991 - 1999).
Boston, MA 02110
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO ASIA FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Asia Fund returned +4.4% for the fiscal year ended February 28, 2002. The Fund's benchmark, the GMO Asia 7 Index, returned +4.6% during the same period.

Despite strong returns from a resurgent South Korea, Asia trailed the rest of the emerging markets in 2001. Nevertheless, the region fared far better than the US or developed international markets.

Performance relative to the benchmark was approximately flat over the past 12 months. Country selection and stock selection both had their share of hits and misses.

Our overweight of the TIP markets (Thailand, Indonesia, Philippines) marginally hurt performance over the last 12 months. While Thailand managed to outperform the benchmark by 7%, fears of Muslim insurgency and political problems concerned investors in the other two markets in the period following September 11th. Our combined 21% overweight in these markets subtracted 10 bps from performance.

Our underweight of South Korea was the largest detractor of value in the portfolio. The market rose 50% over the last year, and our 4.7% underweight cost the Fund over 2%. While we were confident of Korea's cyclical recovery, we expected it to underperform the cheaper, neglected markets of South East Asia. We remain marginally underweight in Korea for the same reason.

Our underweight of China, on the other hand, was very successful. The market, driven down by poor operating results from China Telecom (-47%), fell over 30%. We held only 1% of the Fund in that market during the fiscal year.

Value stocks continued their strong performance of 2000, and posted a very strong year, outperforming the index by 16%. Our overweight of value stocks (and subsequent underweight of expensive stocks) added 1% to performance.

OUTLOOK

The outlook for emerging Asia remains relatively rosy--cheap markets, robust economic growth, and corporate restructuring continue to make Asia look attractive. Most Asian governments have understood that growth must come from stimulating domestic demand, rather than relying on exports to the west.

In the last year, both South Korea and Taiwan have become more attractive to our models while the TIP (Thailand, Indonesia, Philippines) markets have retained their attractiveness relative to global emerging markets.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

In Thailand, we continue to see robust domestic demand growth, particularly in the auto and housing sectors. Prime Minister Thaksin is doing a competent job and the institution of a Thai Asset Management Corporation (similar to the US RTC from the early 90s) has begun the process of clearing bad debts from the financial system. The market is cheap and poised to surprise with robust earnings growth.

Indonesia and Philippines were disappointing in 2001, being tarred by the events of September 11th. In both countries, there were major changes in government, in each case through extra-constitutional means. These changes were for the better, and politics in both countries appear more stable now. Like Thailand, Indonesia established IBRA, an asset management corporation, which, after the recent change in government, has started to sell off some assets. In addition, the government is on the verge of selling a controlling stake in Bank Central Asia (the largest consumer bank) to foreigners at a price that will signal to investors how truly inexpensive Indonesian assets can be.

The reasons we advocated investing in Asia post-crisis remain in tact: they are cheap, robust, and neglected economies. Asia is our favorite global destination for investment.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               ASIA FUND-III
              AS OF: 2/28/2002
                    DATE                      GMO ASIA FUND   MSCI EMF ASIA INDEX    GMO ASIA 7 INDEX*
2/01/1998
2/18/1998                                          9,880.00               10,000.00          10,000.00
3/31/1998                                         10,423.40               10,689.14          11,032.34
6/30/1998                                          6,797.44                7,143.78           6,790.04
9/30/1998                                          5,522.42                6,122.02           6,234.72
12/31/1998                                         8,440.18                8,188.88           9,722.49
3/31/1999                                          8,379.75                9,095.33           9,562.28
6/30/1999                                         13,395.51               12,725.08          15,265.31
9/30/1999                                         10,735.31               11,747.73          12,644.23
12/31/1999                                        14,137.18               13,871.77          16,223.82
3/31/2000                                         13,256.84               14,479.51          15,977.04
6/30/2000                                         10,854.04               12,520.45          13,756.53
9/30/2000                                          9,268.10                9,750.15          11,076.50
12/31/2000                                         8,360.16                8,075.26           9,510.92
3/31/2001                                          7,947.46                8,095.21           9,454.89
6/30/2001                                          8,277.62                8,005.41           9,819.35
9/30/2001                                          7,413.50                6,425.65           8,295.62
12/31/2001                                         8,084.19                8,549.36           9,850.03
2/28/2002                                          9,650.29                9,207.17          11,150.12
Average Annual Returns (%)
Inception                                         2/18/1998
1yr                                                     5yr  10 Year/Inception Date
2.74                                                    N/A                   -0.88
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may be
worth more or less than their original
cost. The total returns would have been
lower had certain expenses not been
reimbursed during the periods shown and do
not include the effect of taxes on
distributions and redemptions. Each
performance figure assumes purchase at the
beginning and redemption at the end of the
stated period and reflects a transaction
fee of 120 bp on the purchase and 40 bp on
the redemption. Transaction fees are
retained by the Fund to cover trading costs.
Past performance is not indicative of future
results. Information is unaudited.
* The GMO Asia 7 Index is composed of the
IFC Investable Country Indexes, equally
weighted, for seven Asian countries (China,
Indonesia, Korea, Malaysia, the Philipines,
Taiwan and Thailand).

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 92.9%
               INDONESIA -- 22.7%
    2,739,000  Astra International Tbk*                                       735,347
   18,220,300  Bank Central Asia Tbk                                        3,500,452
   11,049,800  Citra Marga Nusaphala Persad                                   364,698
    2,160,500  Gudang Garam*                                                2,330,786
       43,820  Gulf Indonesia Resources Ltd ADR*                              376,852
   11,838,000  HM Sampoerna Tbk                                             5,248,374
   20,034,500  Indah Kiat Pulp & Paper*                                       315,815
   22,485,500  Indofood Sukses Makmur Tbk                                   1,661,490
    5,881,000  Indorama Synthetics*                                           318,675
    1,726,500  Indosat Tbk                                                  1,700,985
    1,536,000  International Nickel*                                          771,783
    5,625,000  PT Bank Pan Indonesia Tbk                                      146,860
    5,965,100  PT Bimantara Citra                                           1,101,927
       21,000  PT Indosat (Persero) Tbk Class B ADR                           205,170
   15,393,500  PT Matahari Putra Prima Tbk                                    909,961
      464,000  Semen Gresik                                                   317,714
    2,053,000  Tambang Timah Persero (Foreign Registered)                     151,699
       93,200  Telekomunikasi Indonesia Class B ADR                           652,400
   15,640,000  Telekomunikasi Tbk                                           5,585,714
    6,933,000  United Tractors*                                               310,790
                                                                        -------------
                                                                           26,707,492
                                                                        -------------
               MALAYSIA -- 5.7%
      957,600  Affin Holdings Berhad                                          400,680
    1,698,000  Arab-Malaysian Corp Berhad*                                    397,689
      183,000  Berjaya Sports Toto                                            293,763
      105,000  Edaran Otomobil Berhad                                         298,421
       45,000  Gamuda Berhad                                                   61,579
    1,115,000  Highlands and Lowlands Berhad                                  792,237
      354,000  IJM Corp Berhad Class A                                        402,442
    1,082,000  Innovest Berhad*                                               102,505
      227,000  IOI Corp Berhad                                                287,932
      314,000  Malakoff Berhad                                                280,947
      111,000  Malaysia Airports Holdings Berhad                               75,947
      315,000  Malaysian International Shipping (Foreign Registered)          555,395
       87,000  New Straits Times                                              125,921
      320,000  Perusahaan Otomobil Nasional                                   808,421
       77,000  PPB Group Berhad                                                68,895

              See accompanying notes to the financial statements.              1

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MALAYSIA -- CONTINUED
      103,000  Public Finance Berhad                                          174,829
      289,000  Rashid Hussain Berhad*                                         146,021
    2,035,000  Renong Berhad*                                                 433,776
       77,000  Resorts World Berhad                                           162,105
    1,272,000  TA Enterprise Berhad                                           241,011
      510,000  TAN Chong Motor Holdings Berhad                                190,579
       75,000  Tanjong                                                        180,592
       92,000  Tenaga Nasional Berhad                                         254,211
                                                                        -------------
                                                                            6,735,898
                                                                        -------------
               PHILIPPINES -- 15.4%
   11,878,570  Aboitiz Equity Ventures Inc*                                   468,189
    6,131,756  Ayala Corp                                                     789,651
   18,976,700  Ayala Land Inc                                               2,554,912
   20,991,000  Benpres Holdings Corp*                                         344,048
      479,495  Equitable Banking Corp*                                        285,358
    1,874,600  First Philippine Holdings*                                   1,207,060
       51,130  Globe Telecom Inc*                                             793,139
    3,643,000  International Container Terminal Services Inc*                 191,924
    3,266,319  Ionics Circuits Inc                                            503,491
    1,354,600  La Tondena Distillers Inc                                      627,741
      154,000  Manila Electric Class B*                                       144,234
   36,193,000  Megaworld Corp*                                                593,212
      146,100  Metropolitan Bank & Trust Co*                                  604,355
    8,220,044  Petron Corp*                                                   304,743
      309,770  Philippine Long Distance Telephone                           3,052,368
       86,900  Philippine National Bank*                                      113,606
    2,526,000  RFM Corp                                                        71,960
    1,321,275  San Miguel Corp Class B                                      1,624,201
   29,079,000  SM Prime Holdings                                            3,858,287
                                                                        -------------
                                                                           18,132,479
                                                                        -------------
               SINGAPORE -- 3.1%
      148,000  DBS Group Holdings Ltd                                       1,090,701
      273,000  Oversea-Chinese Banking Corp                                 1,892,677
       90,690  United Overseas Bank                                           688,152
                                                                        -------------
                                                                            3,671,530
                                                                        -------------

              See accompanying notes to the financial statements.
2

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SOUTH KOREA -- 10.5%
       11,500  Cheil Industries Inc                                           132,034
       71,000  Daegu Bank*                                                    281,018
       23,900  Daegu Department Store Co                                      333,975
       10,400  Hana Bank                                                      155,148
       33,000  Hanaro Telecom Inc*                                            137,095
       58,800  Hankook Tire Co Ltd*                                           139,683
       65,310  Hanwha Corp*                                                   223,472
      145,700  Hynix Semiconductor*                                           177,737
        2,900  Hyundai Fire & Marine Insurance Co*                             86,963
       18,500  Hyundai Mobis                                                  345,853
       16,200  KIA Motors Corp*                                               140,109
       36,200  Korea Electric Power Corp*                                     600,189
        6,000  Korea Reinsurance                                              142,760
       26,900  Korea Tobacco & Ginseng Corp GDR 144A                          165,166
       17,400  KT Freetel*                                                    550,691
        5,700  Kumgang Korea Chemical Co Ltd                                  512,350
       57,000  Kumho Industrial Co Ltd*                                       122,275
       38,400  LG Engineering & Construction Ltd                              424,926
       71,600  LG Investment & Securities Co Ltd*                           1,116,806
       71,200  LG Telecom Co Ltd*                                             414,110
        3,800  Pacific Chemical Corp                                          384,621
        4,700  Pohang Iron & Steel(a)                                         520,092
       21,150  Poongsan Corp*                                                 188,511
       11,850  Samsung Electronics                                          3,070,134
        9,100  Samsung Fire & Marine Insurance                                446,786
       13,000  Shin Young Securities Co                                       177,732
        5,500  SK Corp*                                                        65,224
       22,500  SK Telecom ADR                                                 493,875
      123,580  Woongjin.com Co Ltd                                            799,037
                                                                        -------------
                                                                           12,348,372
                                                                        -------------
               TAIWAN -- 8.6%
      177,000  Acer Inc                                                       102,857
      830,000  Ambassador Hotel*                                              183,236
      451,000  Arima Computer Corp                                            249,235
       78,500  Asustek Computer Inc                                           380,145
      150,000  AU Optronics Corp*                                             254,237
      203,000  Chang HWA Bank                                                  74,596
    1,431,000  China Development Financial Holding Corp*                      864,185
      508,000  China Life Insurance Co*                                       141,815

              See accompanying notes to the financial statements.              3

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TAIWAN -- CONTINUED
          270  Formosa Taffeta Co                                                 104
      323,000  Formosan Rubber Group Inc*                                      67,167
    1,727,000  International Bills Finance                                    376,344
      681,000  Inventec Co Ltd                                                591,668
      131,000  Lite-On Technology Corp                                        214,571
    1,417,000  Macronix International*                                      1,053,517
       35,000  Micro-Star International Co Ltd                                159,521
    1,003,000  Nan Ya Plastic Corp                                            911,429
      772,000  Orient Semiconductor Electronics Ltd*                          224,310
    1,731,800  Pacific Construction*                                          173,649
      191,000  Quanta Computer Inc                                            658,339
       56,000  Realtek Semiconductor Corp                                     287,139
      594,820  Taiwan Cement Corp*                                            135,552
      856,800  Taiwan Semiconductor*                                        2,001,356
      365,892  Teco Electric & Machinery                                      145,919
        7,302  United Microelectronics ADR*                                    61,702
    1,079,000  Yageo Corp*                                                    839,103
                                                                        -------------
                                                                           10,151,696
                                                                        -------------
               THAILAND -- 26.9%
      304,000  Adkinson Securities Ltd (Foreign Registered)*                  145,391
      552,200  Advance Agro Pcl (Foreign Registered)*                         190,806
    2,623,000  Advanced Info Service Pcl (Foreign Registered)               2,731,041
      421,000  Advanced Info Service Pcl NVDR*                                392,580
    1,405,600  Ban Pu Coal Pcl (Foreign Registered)                         1,238,343
    7,836,700  Bangchak Petroleum Pcl (Foreign Registered)*                   986,312
    5,831,300  Bangkok Expressway Pcl (Foreign Registered)                  2,081,654
    1,791,400  Bank of Ayudhya Pcl (Foreign Registered)*                      248,008
   14,051,200  Charoen Pokphand Foods Pcl (Foreign Registered)              2,347,226
    3,511,330  Delta Electronics Pcl (Foreign Registered)                   3,013,155
      499,100  Electricity Generating Pcl (Foreign Registered)*               453,987
      967,600  Electricity Generating Pcl NVDR                                907,817
      106,200  Grammy Entertainment Pcl (Foreign Registered)                  298,915
    2,750,000  Industrial Finance Corp of Thailand (Foreign
                 Registered)*                                                 471,968
    3,872,000  Krung Thai Bank Pcl (Foreign Registered)*                    1,134,133
    1,718,900  Land & House Pcl (Foreign Registered)*                       2,222,376
      381,400  Land & House Pcl NVDR*                                         449,476
    2,274,000  National Finance Pcl (Foreign Registered)*                     718,105
    1,055,000  National Petrochemical (Foreign Registered)                  1,038,101
      762,200  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                             2,023,929

4             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               THAILAND -- CONTINUED
      535,520  Shin Corp Pcl (Foreign Registered)*                            221,806
      181,000  Siam Cement Pcl (Foreign Registered)                         3,661,419
       52,300  Siam Cement Pcl NVDR*                                          899,991
    2,604,300  Siam Commercial Bank Pcl (Foreign Registered)*               1,623,963
      355,000  Siam Panich Leasing Ltd (Foreign Registered)*                  314,788
    2,439,000  Tanayong Co Ltd (Foreign Registered)(b)*                           558
    1,087,000  Thai Farmers Bank NVDR*                                        640,509
    1,432,500  Thai Union Frozen Products Pcl (Foreign Registered)            714,611
      240,000  Thai Union Frozen Products Pcl NVDR*                           119,725
      469,000  Tisco Finance Pcl (Foreign Registered)*                        213,572
      187,000  Total Access Communication (Foreign Registered)*               265,540
                                                                        -------------
                                                                           31,769,805
                                                                        -------------

               TOTAL COMMON STOCKS (COST $105,446,323)                    109,517,272
                                                                        -------------
               MUTUAL FUNDS -- 2.9%
               UNITED STATES -- 2.9%
      134,828  GMO Alpha LIBOR Fund(c)                                      3,459,691
                                                                        -------------

               TOTAL MUTUAL FUNDS (COST $3,547,695)                         3,459,691
                                                                        -------------
               PREFERRED STOCKS -- 1.1%
               SOUTH KOREA -- 1.1%
       10,900  Samsung Electronics (Non Voting) 1.12%                       1,255,570
                                                                        -------------

               TOTAL PREFERRED STOCKS (COST $581,166)                       1,255,570
                                                                        -------------
               DEBT OBLIGATION -- 0.4%
               UNITED STATES -- 0.4%
$     472,680  U.S. Treasury Inflation Indexed Note, 4.25%, due
                 01/15/10                                                     506,063
                                                                        -------------

               TOTAL DEBT OBLIGATION (COST $510,714)                          506,063
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.1%
               MALAYSIA -- 0.0%
      162,600  Affin Holdings Berhad Warrants, Expires 7/08/05*                13,051

              See accompanying notes to the financial statements.              5

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MALAYSIA -- CONTINUED
      120,200  IJM Corp Berhad Warrants, Expires 8/24/04*                      48,396
                                                                        -------------
                                                                               61,447
                                                                        -------------
               THAILAND -- 0.1%
      247,600  Banpu Pcl Warrants, Expires 1/14/03*                            37,112
      268,320  Charoen Pokphand Foods Pcl Warrants, Expires 6/30/02*           33,156
      480,663  Telecomasia Corp Pcl Warrants, Expires 12/31/49(a)*                 --
                                                                        -------------
                                                                               70,268
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $16,319)                       131,715
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 1.9%
               CASH EQUIVALENTS -- 1.9%
$   2,200,000  Deutsche Bank Time Deposit, 1.81%, due 3/1/02                2,200,000
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,200,000)               2,200,000
                                                                        -------------
               TOTAL INVESTMENTS -- 99.3%
               (Cost $112,302,217)                                        117,070,311

               Other Assets and Liabilities (net) -- 0.7%                     807,619
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 117,877,930
                                                                        =============

               NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depositary Receipt

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Bankrupt issuer.

(c) All or a portion of this security is held as collateral for open swap contracts (Note 6).

6             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     24.9%
Telecommunication Services                                     15.0
Consumer Staples                                               14.1
Information Technology                                         14.1
Materials                                                       9.2
Consumer Discretionary                                          7.6
Industrials                                                     5.1
Utilities                                                       3.4
Energy                                                          3.3
Health Care                                                     0.3
Miscellaneous                                                   3.0
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.              7

GMO ASIA FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $112,302,217) (Note 1)         $117,070,311
   Cash                                                             90,644
   Foreign currency, at value (cost $438,979) (Note 1)             439,195
   Receivable for Fund shares sold                                  10,500
   Dividends and interest receivable                               360,369
   Receivable for open swap contract (Notes 1 and 6)               124,210
                                                              ------------
      Total assets                                             118,095,229
                                                              ------------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                59,299
      Shareholder service fee                                       13,226
   Accrued expenses                                                144,774
                                                              ------------
      Total liabilities                                            217,299
                                                              ------------
NET ASSETS                                                    $117,877,930
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $143,806,904
   Accumulated undistributed net investment income                 626,791
   Accumulated net realized loss                               (31,447,951)
   Net unrealized appreciation                                   4,892,186
                                                              ------------
                                                              $117,877,930
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $117,877,930
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    14,577,452
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.09
                                                              ============

8             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $311,212)           $ 2,071,840
   Interest                                                        80,281
   Dividends from investment company shares                       129,317
                                                              -----------
      Total income                                              2,281,438
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        806,840
   Custodian fees                                                 312,965
   Audit fees                                                      51,342
   Transfer agent fees                                             27,194
   Legal fees                                                       7,429
   Trustees fees (Note 2)                                           1,278
   Registration fees                                                1,064
   Miscellaneous                                                    1,467
   Fees reimbursed by Manager (Note 2)                            (85,894)
                                                              -----------
                                                                1,123,685
   Shareholder service fee (Note 2) - Class III                   149,406
                                                              -----------
      Net expenses                                              1,273,091
                                                              -----------
            Net investment income                               1,008,347
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (19,398,244)
      Closed swap contracts                                       446,168
      Foreign currency, forward contracts and foreign
      currency related transactions                               (48,485)
                                                              -----------

         Net realized loss                                    (19,000,561)
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              22,691,741
      Open swap contracts                                         130,817
      Foreign currency, forward contracts and foreign
      currency related transactions                                (7,575)
                                                              -----------
         Net unrealized gain                                   22,814,983
                                                              -----------
      Net realized and unrealized gain                          3,814,422
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 4,822,769
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO ASIA FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  1,008,347       $  1,318,175
   Net realized loss                                        (19,000,561)       (12,726,842)
   Change in net unrealized appreciation (depreciation)      22,814,983        (23,556,288)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                                4,822,769        (34,964,955)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (1,563,464)           (77,141)
                                                           ------------       ------------
      Total distributions from net investment income         (1,563,464)           (77,141)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --        (11,956,817)
                                                           ------------       ------------
      Total distributions from net realized gains                    --        (11,956,817)
                                                           ------------       ------------
                                                             (1,563,464)       (12,033,958)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                                 691,462         41,708,027
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                                691,462         41,708,027
                                                           ------------       ------------
      Total increase (decrease) in net assets                 3,950,767         (5,290,886)
NET ASSETS:
   Beginning of period                                      113,927,163        119,218,049
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $626,791 and $1,197,394,
    respectively)                                          $117,877,930       $113,927,163
                                                           ============       ============

10            See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                             ----------------------------------------------------------
                                               2002         2001         2000        1999        1998+
                                             --------     --------     --------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD         $   7.87     $  12.35     $   7.67     $ 10.44     $ 10.00
                                             --------     --------     --------     -------     -------

Income from investment operations:
   Net investment income                         0.07         0.09         0.03        0.08(b)     0.01(b)
   Net realized and unrealized gain
     (loss)                                      0.26        (3.32)        5.01       (2.69)       0.43
                                             --------     --------     --------     -------     -------

      Total from investment operations           0.33        (3.23)        5.04       (2.61)       0.44
                                             --------     --------     --------     -------     -------

Less distributions to shareholders:
   From net investment income                   (0.11)       (0.01)       (0.02)      (0.16)         --
   From net realized gains                         --        (1.24)       (0.34)         --          --
                                             --------     --------     --------     -------     -------

      Total distributions                       (0.11)       (1.25)       (0.36)      (0.16)         --
                                             --------     --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD               $   8.09     $   7.87     $  12.35     $  7.67     $ 10.44
                                             ========     ========     ========     =======     =======
TOTAL RETURN(a)                                  4.41%      (27.45)%      65.57%     (25.03)%      4.40%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $117,878     $113,927     $119,218     $77,404     $40,161
   Net expenses to average daily net
     assets                                      1.28%        1.30%        1.25%       1.26%       2.52%*
   Net investment income to average
     daily net assets                            1.01%        1.22%        0.22%       1.04%       2.86%*
   Portfolio turnover rate                         68%          84%         121%         61%          1%
   Fees and expenses reimbursed by the
     Manager to average daily net assets         0.09%        0.07%        0.07%       0.30%       4.22%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                       $   0.00(d)  $   0.03           --          --          --

+    Period from February 18, 1998 (commencement of operations) to February 28,
     1998.
*    Annualized
**   Not annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes subscription and redemption fees.
(b)  Computed using average shares outstanding throughout the period.
(c) Effective March 1, 2000 the fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares oustanding throughout the period.
(d)  Purchase and redemption fees were less than $0.01 per share.

              See accompanying notes to the financial statements.             11

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Asia Fund (the "Fund"), which commenced operations on February 18, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Asia Fund seeks high total return through investment in equity securities traded in the Asian securities markets. The Fund's benchmark is the GMO Asia 7 Index.

      At February 28, 2002, 2.9% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security, or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security, or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security, or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, there were no outstanding futures contracts.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreements. See
      Note 6 for a summary of the open swap agreement as of February 28, 2002.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund did not have any securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains,

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $1,563,464.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $735,965 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $6,035,369 and $17,265,440 expiring in 2009 and 2010, respectively. The Fund has elected to defer to March 1, 2002 post-October capital losses of $7,441,385.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency and passive foreign investment company transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(15,486)           $15,484             $2

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is 1.20% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, these fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2001 and February 28, 2002, the Fund received $364,125 and $366 in purchase premiums and $701 and $31 in redemption fees, respectively. There was no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $1,278. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $   513,121  $   260,801
         Investments (non-U.S. Government securities)              67,522,111   68,620,974

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $113,117,148     $18,873,569       $(14,920,406)     $3,953,163

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 70.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                           Year Ended            Year Ended
                                                        February 28, 2002    February 28, 2001
                                                        -----------------  ----------------------
                                                        Shares    Amount    Shares      Amount
         Class III:                                     -------  --------  ---------  -----------
         Shares sold                                      6,316  $ 44,516  3,569,101  $30,370,797
         Shares issued to shareholders in reinvestment
           of distributions                              97,208   668,789  1,281,044   11,542,206
         Shares repurchased                              (3,197)  (21,843)   (23,824)    (204,976)
                                                        -------  --------  ---------  -----------
         Net increase                                   100,327  $691,462  4,826,321  $41,708,027
                                                        =======  ========  =========  ===========

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      TOTAL RETURN SWAP AGREEMENT

                          Expiration                                                      Net Unrealized
         Notional Amount     Date                        Description                       Appreciation
         ---------------  ----------  --------------------------------------------------  --------------
           $3,947,032      10/02/02   Agreement with Credit Agricole Indosuez (W.I.          $124,210
                                      Carr) dated 8/17/01 to receive (pay) the notional
                                      amount multiplied by the return on the MSCI Taiwan
                                      Index and to pay the notional amount multiplied by
                                      3 month LIBOR adjusted by a specified spread.
                                                                                             --------
                                                                                             $124,210
                                                                                             ========

7.    SUBSEQUENT EVENTS

      Effective April 1, 2002, the level of purchase premiums and redemption fees charged by the GMO Asia Fund are each 0.80%; provided, however, that the redemption fee of 0.80% shall apply only to shares acquired on or after April 1, and shares that were acquired before April 1, will continue to be subject to the redemption fee applicable at the time of purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO ASIA FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asia Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO ASIA FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $311,243 and recognized foreign source income of $2,383,052.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall                                  Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Harbert                                        Financial
c/o GMO Trust                                  Officer and
40 Rowes Wharf                                 Treasurer of
Boston, MA 02110                               the Trust
Age: 44
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer,                              Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
Esq.                                           and Clerk of                    Otterloo & Co. LLC
c/o GMO Trust                                  the Trust
40 Rowes Wharf
Boston, MA 02110
Age: 36
Elaine M. Hartnett,                            Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
Esq.                                           and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
c/o GMO Trust                                  of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
40 Rowes Wharf                                                                 (1991 - 1999).
Boston, MA 02110
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Currency Hedged International Equity Fund returned -5.4% for the fiscal year ended February 28, 2002 as compared to -13.6% for the MSCI EAFE Hedged Index and -19.0% for the unhedged MSCI EAFE Index. Currency hedging added value for the year, improving the index returns by +5.4%.

The fiscal year was a difficult period for non-US equities, as stocks suffered from the world economic slowdown and the continuing implosion of the bubble in technology, media, and telecom (TMT) stocks. The world's three largest economies (US, Japan, and Germany) were all in recession for at least part of the year. At the start of 2001, there was optimism that Europe in particular would be relatively immune to a US-led economic slowdown, but this was not the case. While some economies like the United Kingdom and Australia remained relatively buoyant, it was difficult for equities anywhere to make much headway. Australia and New Zealand were the only EAFE markets to provide positive return to US dollar investors.

The economic downturn exacerbated already existing trends toward reduction of capital expenditure in the IT and telecommunications sectors. This largely revealed the TMT bubble for what it was -- a highly leveraged speculative boom. The year featured a number of bankruptcies among stocks that had been market darlings in 1999. In addition, questionable accounting practices revealed toward the end of the year sent the telecommunications sector on a further downward spiral.

While tragic, the effects of September 11th proved to be a relatively short-lived disruption to the financial markets. Indeed, the 4th quarter of 2001 was the one strong period for equity returns, as hope mounted that the economic recovery would come relatively soon. But this recovery in the financial markets did not persist into the first two months of 2002 as, while the economic signs were positive, accounting issues raised by the Enron collapse put investors in a much more skeptical mood. In addition, valuation levels remain high, and even a mild recovery would leave many equities still looking expensive relative to normal historical valuations.

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year, as both the value-based stock selection strategies and momentum-based stock selection strategy added value. GMO uses four different investment disciplines to select stocks for this portfolio. Traditional Value is based on historical normalized earnings power. Our Quality Adjusted Value strategy adjusts basic valuation ratios to favor consistently highly profitable and low leverage companies, while our Intrinsic Value strategy is a dividend discount model that forecasts sales growth and profit margins out into the future. Our Momentum strategy selects stocks with positive price and analyst revisions trends. Simple non-risk controlled portfolios based on the most attractive 10% in each discipline outperformed the EAFE index by +12.8% for Traditional Value, +13.6% for Quality Adjusted Value, +11.5% for Intrinsic Value, and +12.7% for Momentum. The

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

success of momentum is interesting, as this was one of those relatively rare years where a prolonged value rally off very low valuations level has left similar stocks having both attractive valuations and strong momentum.

Approximately one third of the stock selection value added was due to industry weighting. Of that, two percentage points against EAFE came from underweighting the TMT sectors. The portfolio's overweights in the two cheapest sectors of utilities and materials each added about 1%. The portfolio was opportunistically positioned with a deeper value tilt than the SSB Value index, and hence also added value against that benchmark with the same relative positions. Underweighting TMT added 2.5%, overweighting utilities added 0.5%, and overweighting materials added 0.3%.

A tilt towards medium and smaller capitalization stocks added 1% against the large cap benchmarks, as those outperformed by 3-4% depending on the definition used. While this felt like a "value" oriented year, in fact the spread between the SSB Value and Growth indices was relatively narrow at 4.4% compared to 2001. Pure low price to book stocks did not actually outperform.

Country selection was a mild positive for the year, adding slightly over +1% against EAFE. The two most important positions were overweights in Austria and Australia, which added 0.7% and 0.4%, respectively, to relative performance. Australia benefited from stronger economic fundamentals, and Austria benefited from having very low valuations. The portfolio was close to neutral on Japanese equities throughout the year with an average weight of just over 20%. However, the portfolio was underweight in the yen, through cross hedging mainly into the Euro and related currencies. This added value as the yen weakened in the 4th quarter as the Japanese and US governments seemed to accept this as a necessary step toward revitalizing the Japanese economy. The benefits of currency allocation were partially offset by underweighting the pound, which continued to strengthen against the Euro.

OUTLOOK

During the fiscal year, the portfolio was restructured as a fund-of-funds to reduce costs. Instead of owning stocks directly, the portfolio now holds shares in the GMO International Intrinsic Value Fund and the GMO International Growth Fund. The Fund implements a currency overlay on top of those portfolios that looks into their holdings and hedges currency exposure back to the US dollar. Over the majority of the period, the Fund held only shares in the GMO International Intrinsic Value Fund. As value stocks continued to outperform growth, the relative valuations of those two styles approached more normal levels, and the Fund made a 20% allocation to GMO International Growth in December. The Fund is still overweight in value and smaller to mid cap stocks, which GMO believes are the best positioned to outperform. Within the two sub-portfolios, GMO takes an agnostic view on the short-term economic outlook and focuses on companies that are cheap relative to the fundamentals, but have balance sheet strength able to withstand some amount of macroeconomic hardship.

The US dollar has enjoyed a much longer run against EAFE currencies, notably the Euro, than its fundamentals warrant. The current US account deficit is substantial, and neither purchasing power parity nor interest rate differentials provide support for the dollar. Thus GMO recommends allocating to this portfolio only to the extent that other investments provide exposure to foreign currencies close to the maximum tolerable level.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    CURRENCY HEDGED INT'L. EQUITY FUND-III
As Of: 2/28/2002
Date                                                  GMO CURRENCY HEDGED  MSCI EAFE (HEDGED) INDEX  MSCI EAFE INDEX
                                                INTERNATIONAL EQUITY FUND
2/28/1995
6/30/1995                                                       10,000.00                 10,000.00        10,000.00
9/30/1995                                                       10,730.00                 11,175.06        10,416.90
12/31/1995                                                      11,302.42                 11,991.94        10,838.72
3/31/1996                                                       11,838.22                 12,716.35        11,151.91
6/30/1996                                                       12,303.26                 13,193.56        11,328.35
9/30/1996                                                       12,400.38                 13,288.58        11,314.14
12/31/1996                                                      13,029.70                 13,648.08        11,494.14
3/31/1997                                                       13,479.74                 14,309.07        11,314.11
6/30/1997                                                       14,615.55                 16,075.11        12,782.38
9/30/1997                                                       15,439.99                 16,538.69        12,692.38
12/31/1997                                                      14,710.33                 15,758.36        11,698.50
3/31/1998                                                       17,267.48                 18,410.83        13,419.35
6/30/1998                                                       17,173.27                 18,739.50        13,561.82
9/30/1998                                                       13,859.70                 15,346.20        11,634.15
12/31/1998                                                      15,782.01                 17,916.27        14,037.84
3/31/1999                                                       16,223.23                 19,287.11        14,233.13
6/30/1999                                                       18,191.74                 20,500.04        14,594.81
9/30/1999                                                       18,149.33                 20,365.21        15,235.32
12/31/1999                                                      19,081.54                 24,450.01        17,823.05
3/31/2000                                                       18,718.08                 25,242.26        17,804.31
6/30/2000                                                       19,935.66                 24,892.37        17,098.97
9/30/2000                                                       20,107.85                 24,302.86        15,719.70
12/31/2000                                                      20,968.56                 23,379.65        15,297.88
3/31/2001                                                       20,531.24                 21,706.00        13,200.90
6/30/2001                                                       21,786.92                 22,006.93        13,062.97
9/30/2001                                                       18,674.50                 17,849.58        11,234.16
12/31/2001                                                      19,864.23                 19,668.11        12,017.60
2/28/2002                                                       20,146.39                 19,189.73        11,458.87
Average Annual Returns (%)
Inception                                                       6/30/1995
1yr                                                                   5yr    10 Year/Inception Date
-5.38                                                                8.18                     11.08
Performance shown is net of all fees after
reimbursement from the manager. Returns and
net asset values of fund investments will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than
their original cost. The total returns would
have been lower had certain expenses not been
reimbursed during the periods shown and do not
include the effect of taxes on distributions
and redemptions. Past performance is not
indicative of future performance. Information
is unaudited.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 98.2%
               UNITED STATES -- 98.2%
      354,100  GMO International Growth Fund Class III*                    6,958,065
    1,712,421  GMO International Intrinsic Value Fund Class IV            29,967,373
                                                                        ------------
                                                                          36,925,438
                                                                        ------------

               TOTAL MUTUAL FUNDS (COST $40,559,388)                      36,925,438
                                                                        ------------
               COMMON STOCKS -- 0.0%
               HONG KONG -- 0.0%
          796  China Digicontent Co Ltd*                                          --
                                                                        ------------
               UNITED KINGDOM -- 0.0%
       19,018  British Energy Plc (Deferred Shares)(a)*                           --
       55,540  Viglen Technology Plc (Entitlement Letters)(a)*                    --
                                                                        ------------
                                                                                  --
                                                                        ------------

               TOTAL COMMON STOCKS (COST $19)                                     --
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 2.4%
               CASH EQUIVALENTS -- 2.4%
$     900,000  Bank of Scotland Time Deposit, 1.81%, due 3/01/02             900,000
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $900,000)                  900,000
                                                                        ------------
               TOTAL INVESTMENTS -- 100.6%
               (Cost $41,459,407)                                         37,825,438

               Other Assets and Liabilities (net) -- (0.6%)                 (243,974)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 37,581,464
                                                                        ============

               NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

              See accompanying notes to the financial statements.              1

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $41,459,407) (Note 1)          $37,825,438
   Cash                                                            13,029
   Foreign currency, at value (cost $12,583) (Note 1)              12,106
   Receivable for Fund shares sold                                    863
   Interest receivable                                                 45
   Foreign taxes receivable                                        79,227
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                            12,288,284
   Receivable for expenses reimbursed by Manager (Note 2)          22,775
                                                              -----------
      Total assets                                             50,241,767
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       5,423
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                            12,592,641
   Accrued expenses                                                62,239
                                                              -----------
      Total liabilities                                        12,660,303
                                                              -----------
NET ASSETS                                                    $37,581,464
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $44,067,547
   Accumulated undistributed net investment income              1,571,902
   Accumulated net realized loss                               (4,110,338)
   Net unrealized depreciation                                 (3,947,647)
                                                              -----------
                                                              $37,581,464
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $37,581,464
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    5,265,326
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      7.14
                                                              ===========

2             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $241,225)           $1,738,907
   Dividends from investment company shares                    1,504,908
   Interest (including securities lending income of $97,386)     176,933
                                                              ----------
      Total income                                             3,420,748
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       317,797
   Custodian fees                                                152,690
   Audit fees                                                     40,409
   Transfer agent fees                                            34,693
   Legal fees                                                      2,480
   Registration fees                                               1,573
   Trustees fees (Note 2)                                            644
   Miscellaneous                                                   6,437
   Fees reimbursed by Manager (Note 2)                          (238,581)
                                                              ----------
                                                                 318,142
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                          (138,629)
                                                              ----------
                                                                 179,513
                                                              ----------
   Shareholder service fee (Note 2) - Class III                   62,682
   Shareholder service fee waived (Note 2) - Class III           (23,588)
                                                              ----------
                                                                  39,094
                                                              ----------
   Shareholder service fee (Note 2) - Class IV                    15,273
   Shareholder service fee waived (Note 2) - Class IV               (246)
                                                              ----------
                                                                  15,027
                                                              ----------
      Net expenses                                               233,634
                                                              ----------
         Net investment income                                 3,187,114
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (9,782,435)
      Closed futures contracts                                  (123,426)
      Foreign currency, forward contracts and foreign
      currency related transactions                            6,006,920
                                                              ----------

         Net realized loss                                    (3,898,941)
                                                              ----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              1,049,264
      Open futures contracts                                     (16,768)
      Foreign currency, forward contracts and foreign
      currency related transactions                           (1,186,836)
                                                              ----------

         Net unrealized loss                                    (154,340)
                                                              ----------

      Net realized and unrealized loss                        (4,053,281)
                                                              ----------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ (866,167)
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,187,114       $  2,551,217
   Net realized gain (loss)                                  (3,898,941)        15,032,097
   Change in net unrealized appreciation (depreciation)        (154,340)           982,780
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                                 (866,167)        18,566,094
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (6,827,386)          (957,651)
      Class IV                                                 (325,033)        (1,255,613)
                                                           ------------       ------------
      Total distributions from net investment income         (7,152,419)        (2,213,264)
                                                           ------------       ------------
   Net realized gains
      Class III                                                (187,380)       (10,859,963)
      Class IV                                                 (247,025)       (11,822,778)
                                                           ------------       ------------
      Total distributions from net realized gains              (434,405)       (22,682,741)
                                                           ------------       ------------
                                                             (7,586,824)       (24,896,005)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              (2,273,739)       (23,729,885)
      Class IV                                              (61,034,872)        11,822,778
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (63,308,611)       (11,907,107)
                                                           ------------       ------------
      Total decrease in net assets                          (71,761,602)       (18,237,018)
NET ASSETS:
   Beginning of period                                      109,343,066        127,580,084
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $1,571,902 and
    overdistributed net investment income of $448,388,
    respectively)                                          $ 37,581,464       $109,343,066
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------
                                               2002          2001         2000        1999        1998
                                            ----------    ----------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.25       $ 10.04      $  9.28     $ 11.92     $  12.68
                                             -------       -------      -------     -------     --------

Income from investment operations:
   Net investment income                        0.46+(d)      0.23+        0.23+       0.23+        0.27+
   Net realized and unrealized gain
     (loss)                                    (1.00)         1.34         1.26       (0.36)(b)     1.72
                                             -------       -------      -------     -------     --------

      Total from investment operations         (0.54)         1.57         1.49       (0.13)        1.99
                                             -------       -------      -------     -------     --------

Less distributions to shareholders:
   From net investment income                  (1.53)        (0.21)       (0.42)      (0.29)       (0.27)
   From net realized gains                     (0.04)        (2.15)       (0.31)      (2.22)       (2.48)
                                             -------       -------      -------     -------     --------

      Total distributions                      (1.57)        (2.36)       (0.73)      (2.51)       (2.75)
                                             -------       -------      -------     -------     --------
NET ASSET VALUE, END OF PERIOD               $  7.14       $  9.25      $ 10.04     $  9.28     $  11.92
                                             =======       =======      =======     =======     ========
TOTAL RETURN(a)                                (5.38)%       16.69%       15.86%      (1.84)%      17.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $37,581       $49,332      $75,054     $97,450     $207,653
   Net expenses to average daily net
     assets                                     0.31%(c)      0.69%        0.69%       0.69%        0.69%
   Net investment income to average
     daily net assets                           5.33%(d)      2.23%        2.25%       2.07%        2.15%
   Portfolio turnover rate                       120%           39%          68%         68%          96%
   Fees and expenses reimbursed by the
     Manager to average daily net assets        0.79%         0.38%        0.33%       0.42%        0.38%

+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investmensts for the year ended February 28, 1999 due to timing purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

              See accompanying notes to the financial statements.              5

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                             PERIOD FROM
                                            MARCH 1, 2001                      YEAR ENDED FEBRUARY 28/29,
                                               THROUGH       --------------------------------------------------------------
                                            JULY 19, 2001        2001            2000            1999             1998*
                                            -------------    ------------    ------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     9.23     $      10.03    $       9.27    $       11.92    $       10.87
                                              ----------     ------------    ------------    -------------    -------------

Income from investment operations:
   Net investment income                            0.20+(e)         0.21+           0.29+            0.24+            0.01+
   Net realized and unrealized gain
     (loss)                                        (0.13)            1.36            1.21            (0.36)(b)          1.04
                                              ----------     ------------    ------------    -------------    -------------

      Total from investment operations              0.07             1.57            1.50            (0.12)            1.05
                                              ----------     ------------    ------------    -------------    -------------

Less distributions to shareholders:
   From net investment income                      (0.05)           (0.22)          (0.43)           (0.31)              --
   From net realized gains                         (0.04)           (2.15)          (0.31)           (2.22)              --
                                              ----------     ------------    ------------    -------------    -------------

      Total distributions                          (0.09)           (2.37)          (0.74)           (2.53)              --
                                              ----------     ------------    ------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD                $     9.21(c)  $       9.23    $      10.03    $        9.27    $       11.92
                                              ==========     ============    ============    =============    =============
TOTAL RETURN(a)                                     0.72%***        16.72%          15.94%           (1.79)%           9.66%***

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $       --     $     60,011    $     52,526    $     108,956    $     362,829
   Net expenses to average daily net
     assets                                         0.62%**(d)         0.63%         0.63%            0.63%            0.63%**
   Net investment income to average
     daily net assets                               5.63%**(e)         2.03%         2.81%            2.17%            0.72%**
   Portfolio turnover rate                           120%              39%             68%              68%              96%
   Fees and expenses reimbursed by the
     Manager to average daily net assets            0.41%**          0.38%           0.33%            0.42%            0.38%

*    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
**   Annualized.
***  Not Annualized.
+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Class IV shares ceased operations on July 19, 2001. Amount represents ending net asset value per share on July 19, 2001.
(d) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(e) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

6             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers and through management of the Fund's foreign currency positions. On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of the Trust ("underlying funds"). The Fund's benchmark is the MSCI EAFE Index (Hedged).

      At February 28, 2002, 79.7% of the Fund was invested in GMO International Intrinsic Value Fund and 18.5% of the Fund was invested in GMO International Growth Fund, separate funds of GMO Trust managed by GMO. GMO International Intrinsic Value Fund and GMO International Growth Fund invest primarily in equity securities of developed countries in Asia and Europe. The financial statements of GMO International Intrinsic Value Fund and GMO International Growth Fund should be read in conjunction with the Fund's financial statements.

      Until July 19, 2001, the Fund offered two classes of shares: Class III and Class IV. Effective July 19, 2001, Class IV shares ceased operations. The principal economic difference between the classes of shares was the level of shareholder service fee borne by the classes.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds and other mutual funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's or the underlying funds' portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, there were no outstanding futures contracts.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

      Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities.

      Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At
      February 28, 2002, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund did not have any securities on loan.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $7,586,824.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $1,409,508 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $3,271,105 expiring in 2010. The Fund has elected to defer to March 1, 2002 post-October capital losses of $639,795.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to foreign currency transactions, passive foreign investment company transactions and differing treatments of redemptions in-kind. Net losses resulting from such in-kind transactions amount to $6,526,177. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $5,985,595         $1,526,252        $(7,511,847)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .60% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. These fees were allocated relative to each class' net assets on the share transaction date. For the period March 1, 2000, through October 12, 2000, the Fund received $19 in purchase premiums. There was no premium for cash redemptions or reinvested distributions.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares and .09% for Class IV shares, which ceased operations on July 19, 2001. As described in Note 1, effective July 3, 2001, the Fund began investing in Class III or Class IV shares of certain underlying funds. Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying funds. For the period July 3, 2001 to February 28, 2002, shareholder service fees incurred indirectly by the Class III shares of the Fund were .05% of Class III's average daily net assets. For the period July 3, 2001 to July 19, 2001, shareholder service fees incurred indirectly by the Class IV shares of the Fund were less than .01% of the Class IV's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes (collectively, "fund expenses")) and the amount of fees and expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed .54%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds may exceed .54% of the Fund's average daily net assets. For the period July 3, 2001 to February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by Class III shares of the Fund were .33% of Class III's average daily net assets. For the period July 3, 2001 to July 19, 2001, operating expenses (excluding shareholder service fees and expenses, as defined above) incurred indirectly by the Class IV shares of the Fund were .01% of the Class IV's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $644. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $70,389,396 and $128,378,725, respectively.

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $41,658,845          $ --          $(3,833,407)     $(3,833,407)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 85.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
                                                        ----------  ------------  ----------  ------------
         Class III:
         Shares sold                                       159,897  $  1,303,095      85,017  $    776,898
         Shares issued to shareholders in reinvestment
           of distributions                                961,330     6,731,351   1,237,611    11,675,143
         Shares repurchased                             (1,190,266)  (10,308,185) (3,462,680)  (36,181,926)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                      (69,039) $ (2,273,739) (2,140,052) $(23,729,885)
                                                        ==========  ============  ==========  ============

                                                               Year Ended               Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  -----------------------
                                                          Shares       Amount       Shares      Amount
                                                        ----------  ------------  ----------  -----------
         Class IV:
         Shares sold                                            --  $         --          --  $        --
         Shares issued to shareholders in reinvestment
           of distributions                                 26,251       247,025   1,264,726   11,822,778
         Shares repurchased                             (6,526,919)  (61,281,897)         --           --
                                                        ----------  ------------  ----------  -----------
         Net increase (decrease)                        (6,500,668) $(61,034,872)  1,264,726  $11,822,778
                                                        ==========  ============  ==========  ===========

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                         Net Unrealized
         Settlement                                                       Appreciation
            Date     Deliver/Receive   Units of Currency      Value      (Depreciation)
         ----------  ----------------  -----------------  -------------  --------------
            Buys
           4/26/02   AUD                     11,317,348   $  5,820,122    $    124,978
           4/26/02   CAD                     12,032,126      7,496,197        (130,271)
           3/22/02   CHF                     17,780,217     10,432,604        (684,667)
           3/22/02   DKK                     49,571,255      5,764,946        (364,076)
           3/22/02   EUR                    101,190,160     87,462,307      (5,495,935)
           3/22/02   GBP                     28,380,317     40,098,569      (1,171,710)
           4/26/02   HKD                    171,981,180     22,046,636             (45)
           4/26/02   JPY                  5,347,346,064     40,072,011      (3,954,405)
           3/22/02   NOK                    190,653,274     21,344,723        (231,029)
           4/26/02   NZD                     16,025,052      6,703,848         123,962
           3/22/02   SEK                    289,268,163     27,615,913         226,989
           4/26/02   SGD                      3,711,770      2,029,177         (12,465)
                                                                          ------------
                                                                          $(11,568,674)
                                                                          ============
           Sales
           4/26/02   AUD                     12,616,770   $  6,488,370    $   (129,645)
           4/26/02   CAD                     12,537,149      7,810,834         124,341
           3/22/02   CHF                     22,449,419     13,172,275         833,525
           3/22/02   DKK                     54,904,444      6,385,175         390,955
           3/22/02   EUR                    115,883,198    100,162,030       4,362,533
           3/22/02   GBP                     35,081,159     49,566,193       1,446,311
           4/26/02   HKD                    179,300,391     22,984,902          (5,348)
           4/26/02   JPY                  5,987,855,715     44,871,870       4,411,622
           3/22/02   NOK                    197,097,886     22,066,234         233,229
           4/26/02   NZD                     15,153,749      6,339,351        (113,636)
           3/22/02   SEK                    297,066,194     28,360,377        (299,409)
           4/26/02   SGD                      3,232,954      1,767,414           9,839
                                                                          ------------
                                                                          $ 11,264,317
                                                                          ============

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Currency Abbreviations:

         AUD         Australian Dollar
         CAD         Canadian Dollar
         CHF         Swiss Franc
         DKK         Danish Krona
         EUR         Euro
         GBP         British Pound

         HKD         Hong Kong Dollar
         JPY         Japanese Yen
         NOK         Norwegian Krone
         NZD         New Zealand Dollar
         SEK         Swedish Krona
         SGD         Singapore Dollar

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $241,225 and recognized foreign source income of $1,980,132.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President --    Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and                Principal Occupation(s)
               Name, Address,                   Position(s)      Length of                           During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 -- 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Evolving Countries Fund returned +10.5% for the fiscal year ended February 28, 2002. The Fund's benchmark, the IFC Investable Composite, returned +3.2% during the same period.

During the fiscal year, emerging equities lived up to expectations. While the S&P 500 (-9.5%), NASDAQ (-19.5%), and EAFE (-19.0%) suffered, the IFC Investable Composite rose 3.2%. Promises of diversification and downside protection were delivered upon for the first time since the early 1990s.

While we normally expect to obtain the majority of our value added from country selection, the majority of our outperformance during the fiscal year came from stock selection. Of our 7.3% outperformance, 5.2% came from stock selection.

Value stocks continued their strong performance of 2000, and posted one of their best years in the history of the asset class, outperforming the index by 10%. Our overweight of value stocks (and subsequent underweight of expensive stocks) added 50 basis points to performance. Our portfolio also benefited from strong selection in Russia. Two of our largest positions in Russia, Yukos and Unified Energy System, rose 187% and 229%, respectively.

TMT (technology, media, and telecom) went on a wild ride for the year, underperforming by 16% from March until October, outperforming by 13% in the 4th quarter of 2001, and then underperforming by 6% in the first 2 months of 2002. All in all, our 6% underweight added 70 basis points to performance. At one point (in 2000) our underweight of this sector exceeded 20%. As valuations have come more into line (coupled with recent strong momentum) we find ourselves with a comparatively small 3.8% bet against TMT.

Country selection added 2.1% to overall performance. As the situation in Argentina completely unraveled (causing the market to fall 60%), our 0% weighting added 80 basis points to relative performance.

Our overweight in Russia also proved to be very profitable. As President Putin continued to push reforms through, the market rallied over 58%, making it the best performing market of the year (with the exception of a few small markets -- Slovakia, Zimbabwe, and Jordan).

Our overweight of the TIP markets (Thailand, Indonesia, Philippines) marginally helped performance over the last 12 months. While Thailand managed to outperform the benchmark by 7%, fears of Muslim insurgency and political problems concerned investors in the other two markets in the period following September 11th. Our combined 19% overweight added 85 basis points to performance.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

Much has been said in the last few years about how emerging market equities have not fulfilled their promise: they did not provide any diversification to global investors and were simply a high beta version of NASDAQ.

We have maintained for some time that this view was incorrect because correlations in daily price movements are irrelevant. What does matter is how much money you make or lose in relative terms over a number of years. That is the true test of diversification. Another argument we made in favor of emerging market equities is that the ability to add value through active management matters enormously in times when developed markets offer poor real return prospects. To illustrate the strength of this argument, following is the net 3-year (ending December 31, 2001) total return of the GMO emerging markets funds along with their benchmarks and the three major equity indices for the same period.

  GMO Evolving Countries Fund                                  +47.6%
  GMO Emerging Markets Fund                                    +40.9%
  IFC Investable Composite                                     +16.1%
  S&P 500 Index                                                 -3.1%
  NASDAQ Index                                                 -11.1%
  MSCI EAFE Index                                              -14.4%

In short, when developed markets did poorly, active investing in emerging equity markets provided positive absolute returns. We believe that this trend will continue. With the GMO Evolving Countries Fund trading at a price to earnings ratio of 9.5 times 2002 earnings, and economic growth looking fairly robust across most emerging countries, we are confident that emerging markets are well positioned to deliver strong performance. However, emerging market equities will struggle to produce strong absolute returns if global economies and stock markets do poorly.

Argentina remains in the spotlight with its recent collapse and ongoing struggle for stability in the aftermath. We have not been invested in Argentina for some time as we had anticipated its collapse. There is no simple solution to the complex problems in Argentina, and more pain can be expected there. Yet, while Argentina suffered a complete breakdown, other emerging markets, including Mexico and Brazil, have largely ignored the turmoil and gone on their way.

The other noteworthy market is Russia, which has risen 305% over the past three years. We will once again say that Russia remains attractive, for all the right reasons: political stability; continued major financial and economic reform; and cheap valuations. The one impediment to Russia's continued climb is the possible, though not likely, drop in oil prices to less than $15/barrel. Whether OPEC meets its goal to cut production or not, Russia will maximize its oil revenues by promising to cut production without actually doing so. Since Russian oil production is completely in the hands of private companies, the government's only lever is the pipeline system (and threats of windfall taxes). Even if the government reduces pipeline throughput, enterprising Russian oil companies will find other ways to get their oil to market.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

For the first time since the devaluation a year ago, Turkey is starting to look palatable to our models. While we are still very skeptical that any real structural change is happening there, our models have done a very good job of rotating in and out of Turkey on a cyclical basis. Though we remain underweight in this market, we have started to increase our position and expect to continue to add to it over the next few months.

Another country that is starting to look attractive to us is Taiwan. We have been underweight Taiwan from the beginning of the technology bubble, though we have slowly been adding to our position such that we are now slightly overweight. Taiwan has experienced its first-ever year-on-year decline in GDP, something our GDP surprise model finds very attractive. In addition, some technology companies are starting to look attractive to our value models.

Our largest overweight continues to be in the TIP (Thailand, Indonesia and the Philippines) markets. Despite lackluster performance last year, especially after September 11th, these markets remain extremely attractive to us.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     EVOLVING COUNTRIES FUND-III
As Of: 2/28/2002
Date                                     GMO Evolving          IFC Investable
                                       Countries Fund         Composite Index
2/28/1997
8/29/1997                                    9,880.00               10,000.00
9/30/1997                                    9,939.28               10,326.74
12/31/1997                                   8,032.44                8,332.65
3/31/1998                                    8,862.36                8,917.54
6/30/1998                                    6,303.44                7,025.41
9/30/1998                                    4,915.75                5,499.61
12/31/1998                                   6,102.12                6,497.47
3/31/1999                                    6,568.40                7,207.09
6/30/1999                                   10,562.15                8,919.45
9/30/1999                                    9,234.28                8,640.15
12/31/1999                                  11,880.38               10,860.11
3/31/2000                                   11,971.69               11,005.72
6/30/2000                                   10,439.72                9,878.79
9/30/2000                                    9,496.74                8,596.22
12/31/2000                                   8,493.27                7,411.26
3/31/2001                                    8,213.95                7,049.54
6/30/2001                                    8,896.72                7,560.67
9/30/2001                                    7,252.46                5,868.92
12/31/2001                                   9,005.57                7,541.96
2/28/2002                                   10,029.68                7,961.98
Average Annual Returns (%)
Inception                                   8/29/1997
1yr                                               5yr  10 Year/Inception Date
8.73                                              N/A                    0.07
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor(1)s shares, when redeemed,
may be worth more or less than their
original cost. The total returns
would have been lower had certain
expenses not been reimbursed during
the periods shown and do not include
the effect of taxes on distributions
and redemptions. Each performance
figure assumes purchase at the
beginning and redemption at the end
of the stated period and reflects a
transaction fee of 120 bp on the
purchase and 40 bp on the redemption.
Transaction fees are retained by the
Fund to cover trading costs. Past
performance is not indicative of
future performance.
Information is unaudited.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               COMMON STOCKS -- 85.8%
               BRAZIL -- 4.4%
    2,072,443  Cia Saneamento Basico SAO PA                                 115,526
   42,530,000  Companhia Siderurgica Nacional SA                            792,727
   40,239,000  Electrobras                                                  716,421
       31,800  Petroleo Brasileiro SA (Petrobras) ADR                       779,100
       71,023  Souza Cruz (Registered)                                      466,662
   24,229,000  Tele Centro Oeste Celular SA                                  83,194
    7,402,000  Tele Norte Leste Participacoes SA                             96,643
        5,000  Vale Do Rio Doce                                             132,090
                                                                        -----------
                                                                          3,182,363
                                                                        -----------
               CHINA -- 0.1%
        8,700  China Unicom ADR*                                             83,085
                                                                        -----------
               CZECH REPUBLIC -- 3.1%
       24,010  Ceska Sporitelna*                                            249,690
      229,579  Ceske Energeticke Zavody AS                                  462,419
       30,980  Ceske Radiokomunikace                                        365,413
       58,855  Ceski Telecom AS                                             510,585
       13,275  Komercni Banka AS*                                           473,374
          642  Philip Morris CR AS                                          140,732
       33,500  Unipetrol*                                                    28,237
                                                                        -----------
                                                                          2,230,450
                                                                        -----------
               EGYPT -- 1.4%
       71,400  AIC*                                                          28,668
       43,500  Al Ahram Beverage Co GDR*                                    261,000
       11,700  Alexandria Cement*                                            51,094
       23,500  Export Development Bank of Egypt                             100,087
       46,509  Misr International Bank                                      213,344
       25,600  MobiNil-Egyptian Mobile Services Co*                         178,495
       32,500  Orascom Telecom Holding SAE*                                  96,746
       17,550  Paints & Chemical Industry Co                                 41,180
        7,655  Tourah Portland Cement Co                                     53,986
                                                                        -----------
                                                                          1,024,600
                                                                        -----------
               HUNGARY -- 0.8%
        4,300  BorsodChem Rt                                                 68,166

              See accompanying notes to the financial statements.              1

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               HUNGARY -- CONTINUED
        3,538  Globus Konzervipari Rt                                        41,691
        8,900  Matav Rt ADR                                                 145,070
        4,600  MOL Magyar Olaj es Gazipari Rt (New Shares)                   86,534
        3,100  OTP Bank                                                     227,096
        1,600  Pick Szeged Rt*                                               22,997
        4,400  Primagaz Rt*                                                  20,770
                                                                        -----------
                                                                            612,324
                                                                        -----------
               INDONESIA -- 7.9%
      213,000  Astra International Tbk*                                      57,185
    6,963,700  Bank Central Asia Tbk                                      1,337,854
  147,576,000  Bank Internasional Indonesia (Entitlement Letters)(a)+*           --
    3,030,000  Bentoel International Investama Tbk PT*                       61,197
    3,275,000  Gajah Tunggal Tbk*                                            53,239
      200,100  Gudang Garam*                                                215,871
        6,800  Gulf Indonesia Resources Ltd ADR*                             58,480
    2,768,500  HM Sampoerna Tbk                                           1,227,414
    1,238,900  Indah Kiat Pulp & Paper(b)*                                   19,529
      480,000  Indocement Tunggal Prakarsa*                                  40,197
    1,722,000  Indofood Sukses Makmur Tbk                                   127,241
      408,000  Indosat Tbk                                                  401,970
    1,216,000  Perusahaan Perkebunan London Sumatra Indonesia Tbk PT*        35,941
       14,100  PT Indosat (Persero) Tbk Class B ADR                         137,757
    3,349,000  PT Matahari Putra Prima Tbk                                  197,970
       86,000  Semen Gresik                                                  58,887
      496,000  Sinar Mas Agro Resources and Technology Tbk*                  43,980
    4,170,112  Telekomunikasi Tbk                                         1,489,326
    3,000,000  United Tractors*                                             134,483
                                                                        -----------
                                                                          5,698,521
                                                                        -----------
               ISRAEL -- 0.1%
        8,789  Bank Hapoalim Ltd                                             16,312
        9,211  Bank Leumi Le-Israel                                          16,164
        5,400  Bezeq*                                                         6,259
            1  IDB Development Corp Ltd*                                          3
        5,049  Israel Discount Bank Class A*                                  3,328
                                                                        -----------
                                                                             42,066
                                                                        -----------

              See accompanying notes to the financial statements.
2

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               MALAYSIA -- 2.0%
      111,000  Berjaya Sports Toto                                          178,184
       86,900  Edaran Otomobil Berhad                                       246,979
      226,700  Golden Hope Plantations Berhad                               212,382
       90,100  Hong Leong Bank Berhad                                       107,172
      115,000  Malayan Cement Berhad                                         28,599
       78,400  Oriental Holdings Berhad                                      73,861
      140,000  Pica (M) Corp Berhad*                                         29,842
      144,000  Rashid Hussain Berhad*                                        72,758
       75,000  Sime Darby Berhad                                             98,289
      530,000  Tan Chong International Ltd                                   95,817
       56,000  Tenaga Nasional Berhad                                       154,737
      368,000  United Merchant Group Berhad                                 121,053
                                                                        -----------
                                                                          1,419,673
                                                                        -----------
               MEXICO -- 0.9%
        5,000  America Movil SA de CV ADR                                    90,500
        1,550  Cemex SA de CV ADR (Participating Certificates)               37,820
       23,000  Cemex SA de CV CPO                                           111,380
       20,500  Empresas ICA Sociedad Controladora ADR*                       50,430
      107,000  Gruma SA*                                                    109,653
        7,000  Grupo Carso SA de CV Class A*                                 24,985
       14,000  Grupo Sanborns SA*                                            26,426
      129,900  Savia SA Class A*                                             29,298
        5,300  Telefonos de Mexico Class L ADR                              202,937
                                                                        -----------
                                                                            683,429
                                                                        -----------
               PHILIPPINES -- 4.2%
    4,042,900  Ayala Land Inc                                               544,312
      148,300  Equitable Banking Corp*                                       88,257
      266,000  First Philippine Holdings*                                   171,278
       19,690  Globe Telecom Inc*                                           305,435
    2,826,000  International Container Terminal Services Inc*               148,882
      419,200  Ionics Circuits Inc                                           64,618
      270,300  La Tondena Distillers Inc                                    125,261
       81,200  Manila Electric Class B*                                      76,051
       31,200  Philippine Long Distance Telephone                           307,434
       24,600  Philippine National Bank*                                     32,160
    1,673,000  RFM Corp                                                      47,660
      222,950  San Miguel Corp Class B                                      274,065

              See accompanying notes to the financial statements.              3

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               PHILIPPINES -- CONTINUED
    6,570,000  SM Prime Holdings                                            871,727
                                                                        -----------
                                                                          3,057,140
                                                                        -----------
               RUSSIA -- 9.9%
       48,500  AO Tatneft ADR                                               482,575
       30,900  JSC Mining & Smelting Co ADR*                                610,275
        9,900  Lukoil Holding Co ADR                                        476,438
       40,000  Mosenergo ADR                                                156,000
       28,600  Rostelecom ADR                                               194,480
       48,000  Surgutneftegaz ADR                                           710,400
       14,500  Unified Energy Systems ADR                                   216,050
       24,350  Unified Energy Systems GDR                                   362,815
        4,000  Vimpel-Communications ADR*                                   118,360
       32,700  Yukos Corp ADR                                             3,367,119
       65,600  Yukos Oil                                                    448,048
                                                                        -----------
                                                                          7,142,560
                                                                        -----------
               SOUTH AFRICA -- 4.2%
      130,740  Amalgamated Bank of South Africa                             309,440
        3,800  AngloGold Ltd                                                177,220
       52,000  Gencor Ltd                                                   209,297
        8,000  Goldfields Ltd                                                69,159
        8,000  Impala Platinum Holdings Ltd                                 415,794
      179,000  Iscor Ltd*                                                   239,633
      153,000  New Africa Investments Ltd*                                   66,936
       49,000  Remgro Ltd                                                   274,396
      388,000  Sanlam Ltd                                                   273,293
       47,000  Sappi Ltd                                                    620,978
       37,000  Sasol Ltd                                                    361,299
                                                                        -----------
                                                                          3,017,445
                                                                        -----------
               SOUTH KOREA -- 21.2%
       15,400  Cheil Industries Inc                                         176,811
       14,400  Chohung Bank*                                                 62,216
       98,600  Daegu Bank*                                                  390,259
       20,000  Daegu Department Store Co                                    279,477
        2,266  Dong-A Pharmaceutical*                                        40,223
       11,700  Dongbu Steel*                                                 37,559
       19,400  Hana Bank                                                    289,410

4             See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               SOUTH KOREA -- CONTINUED
       20,250  Hanaro Telecom Inc*                                           84,126
      249,600  Hynix Semiconductor*                                         304,482
        5,300  Hyundai Fire & Marine Insurance Co*                          158,932
       12,400  Hyundai Mobis                                                231,815
       12,000  Hyundai Securities Co*                                       126,898
       20,000  KIA Motors Corp*                                             172,974
       16,000  Kolon Industries Inc                                         106,352
       18,148  Kookmin Bank                                                 793,692
        9,100  Korea Electric Power Corp*                                   150,876
       28,000  Korea Electric Power Corp ADR                                258,440
        5,000  Korea Reinsurance                                            118,967
        4,100  Korea Telecommunications ADR                                  91,430
       16,200  Korea Tobacco & Ginseng Corp GDR 144A                         99,468
       18,000  KT Freetel*                                                  569,681
       51,000  KTBNetwork                                                   168,729
        5,570  Kumgang Korea Chemical Co Ltd                                500,665
       28,500  LG Electronics Co                                            850,329
       32,000  LG Engineering & Construction Ltd                            354,105
       29,000  LG Investment & Securities Co Ltd*                           452,338
       62,700  LG Telecom Co Ltd*                                           364,673
        7,900  Pacific Chemical Corp                                        799,607
        5,590  Pohang Iron & Steel                                          618,578
        4,000  Pusan City Gas Co Ltd*                                        36,257
       29,500  Samsung Corp                                                 250,680
       14,224  Samsung Electronics                                        3,685,197
        1,614  Samsung Electronics GDS 144A (Non Voting)                     93,677
        9,300  Samsung Fire & Marine Insurance                              456,605
       10,400  Samsung SDI Co Ltd                                           539,678
       28,336  SK Corp*                                                     336,034
          800  SK Telecom                                                   157,112
       17,000  SK Telecom ADR                                               373,150
       79,000  Woongjin.com Co Ltd                                          510,794
       26,000  Young Poong Mining & Construction                            155,540
        1,784  Yuhan Corp                                                    81,256
                                                                        -----------
                                                                         15,329,092
                                                                        -----------
               TAIWAN -- 14.4%
      281,407  Acer Inc                                                     163,529
      850,000  Arima Computer Corp                                          469,734
       67,750  Asustek Computer Inc                                         328,087

              See accompanying notes to the financial statements.              5

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               TAIWAN -- CONTINUED
      141,000  AU Optronics Corp*                                           238,983
       74,000  Cathay Financial Holding Co Ltd*                             107,506
    2,274,000  China Development Financial Holding Corp*                  1,373,274
      273,000  China Life Insurance Co*                                      76,211
      349,000  China Manmade Fibers*                                         38,275
        5,106  China Steel Corp GDR                                          53,102
      130,500  CMC Magnetics Corp                                            93,679
      238,000  Federal Corp*                                                 97,966
      360,950  First Bank                                                   195,358
      162,972  Formosa Chemicals & Fibre Co                                 164,806
      780,000  Inventec Co Ltd                                              677,681
    1,375,000  Macronix International*                                    1,022,290
      117,200  Mosel Vitelic Inc*                                            61,763
      918,000  Nan Ya Plastic Corp                                          834,189
      311,000  Orient Semiconductor Electronics Ltd*                         90,363
    1,176,000  Pacific Construction*                                        117,918
       93,000  Quanta Computer Inc                                          320,553
      155,000  Realtek Semiconductor Corp                                   794,759
      312,000  Silicon Integrated Systems Corp*                             453,269
      610,760  Taiwan Semiconductor*                                      1,426,644
      302,000  Taiwan Synthetic Rubber Corp*                                 45,595
    1,107,950  Tatung Co                                                    377,154
       28,200  Via Technologies Inc                                         117,282
      458,000  Walsin Lihwa Corp                                            108,287
      748,000  Yageo Corp*                                                  581,695
                                                                        -----------
                                                                         10,429,952
                                                                        -----------
               THAILAND -- 9.9%
      583,000  Advanced Info Service Pcl (Foreign Registered)               607,014
      181,000  Asia Credit Pcl (Foreign Registered)*                         36,863
      159,000  Ban Pu Coal Pcl (Foreign Registered)                         140,080
       93,000  Bangkok Bank Pcl (Foreign Registered)*                       143,650
      260,000  BIG C Supercenter Pcl NVDR*                                  143,982
    1,430,000  Charoen Pokphand Foods Pcl (Foreign Registered)              238,879
      443,300  Circuit Electronic Industries (Foreign Registered)*          119,701
      554,930  Delta Electronics Pcl (Foreign Registered)                   476,199
      219,300  Electricity Generating Pcl (Foreign Registered)*             199,478
      124,020  Electricity Generating Pcl NVDR                              116,357
      736,200  Land & House Pcl (Foreign Registered)*                       951,838
      154,400  Land & House Pcl NVDR*                                       181,959

6             See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               THAILAND -- CONTINUED
      666,000  Loxley Co Ltd (Foreign Registered)*                          144,021
       54,000  Nation Multimedia Group Pcl (Foreign Registered)*             22,243
       50,000  Nation Multimedia Group Pcl NVDR*                             20,595
    1,904,000  National Finance Pcl (Foreign Registered)*                   601,263
      226,240  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                             600,753
        6,000  Siam Cement Pcl (Foreign Registered)                         121,373
       24,600  Siam Cement Pcl NVDR*                                        423,323
       16,100  Siam City Cement (Foreign Registered)                         59,316
    1,389,250  Siam Commercial Bank Pcl (Foreign Registered)*               866,294
      370,000  Thai Farmers Bank NVDR*                                      218,021
      469,000  Thai Union Frozen Products Pcl (Foreign Registered)          233,963
      250,000  Thai Union Frozen Products Pcl NVDR*                         124,714
      224,000  Tipco Asphalt Pcl (Foreign Registered)(a)*                   130,863
      180,000  Total Access Communication (Foreign Registered)*             255,600
                                                                        -----------
                                                                          7,178,342
                                                                        -----------
               TURKEY -- 1.3%
      539,000  Ak Enerji Elektrik Uretim*                                    17,773
   10,456,000  Akbank TAS                                                    26,983
    4,981,000  Aksa Akrilik Kimya Sanayii                                    74,983
      852,000  Enka Holding Yatirim                                          61,686
    7,578,000  Eregli Demir ve Celik Fabrikalari TAS*                        90,990
    6,352,000  KOC Holding AS                                               132,049
   65,800,000  NET Holding AS*                                               36,320
    2,608,000  Tupras Turkiye Petrol Rafine                                  16,452
   16,603,000  Turkcell Iletisim Hizmet AS*                                 107,116
  171,309,000  Yapi VE Kredi Bankasi*                                       411,387
                                                                        -----------
                                                                            975,739
                                                                        -----------

               TOTAL COMMON STOCKS (COST $54,490,473)                    62,106,781
                                                                        -----------
               PREFERRED STOCKS -- 7.3%
               BRAZIL -- 5.5%
   38,648,098  Banco Bradesco SA 2.81%                                      226,089
   12,800,000  Banco do Brasil SA 4.70%                                      63,919
   60,113,000  Bombril SA 3.53%                                             224,245
      311,000  Celular CRT Participacoes SA 0.13%                            60,644
   13,267,000  Cia Energetica de Minas Gerais                               205,838
       31,000  Cia Paranaense de Energia-Copel ADR 1.49%                    243,350

              See accompanying notes to the financial statements.              7

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               BRAZIL -- CONTINUED
       11,800  Companhia Vale do Rio Doce                                   300,127
   75,140,000  Embratel Participacoes SA 2.39%                              278,709
   28,652,000  Gerdau SA                                                    318,221
    1,211,000  Globo Cabo SA*                                               354,214
      446,000  Investimentos Itau SA                                        455,642
    1,808,000  Itaubanco SA (Registered)                                    153,285
      210,000  Klabin Riocell SA*                                           111,276
    1,500,000  Mahle-Metal Leve SA Industria e Comercio 5.00%                30,515
    8,894,000  Petrobras Distribuidora SA 1.49%                             146,285
        2,800  Petroleo Brasileiro SA (Petrobras) 2.24%                      66,587
      509,000  Sadia SA                                                     276,185
        7,500  Tele Norte Leste Participacoes ADR 2.26%                     113,625
    5,296,591  Tele Norte Leste Participacoes SA 2.26%                       80,268
   21,661,000  Telesp Celular Participacoes SA 2.20%                         68,959
    4,567,000  Votorantim Celulose e Papel SA*                              169,399
                                                                        -----------
                                                                          3,947,382
                                                                        -----------
               RUSSIA -- 0.4%
    2,642,000  Unified Energy Systems(a)*                                   313,439
                                                                        -----------
               SOUTH KOREA -- 1.4%
       33,000  Dongbu Steel*                                                 65,806
       14,000  Hansol Paper Co*                                              47,164
        7,200  Samsung Electronics (Non Voting) 1.12%                       829,368
        3,000  Samsung SDI Co Ltd                                            67,981
                                                                        -----------
                                                                          1,010,319
                                                                        -----------

               TOTAL PREFERRED STOCKS (COST $4,599,317)                   5,271,140
                                                                        -----------
               MUTUAL FUNDS -- 2.0%
               TAIWAN -- 0.2%
       34,900  R.O.C. Taiwan Fund*                                          167,520
                                                                        -----------
               UNITED STATES -- 1.8%
       44,104  GMO Alpha LIBOR Fund(c)                                    1,131,703

8             See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               UNITED STATES -- CONTINUED
       18,288  Morgan Stanley Emerging Markets Fund*                        176,479
                                                                        -----------
                                                                          1,308,182
                                                                        -----------

               TOTAL MUTUAL FUNDS (COST $1,663,415)                       1,475,702
                                                                        -----------
               RIGHTS AND WARRANTS -- 0.2%
               BRAZIL -- 0.0%
       10,277  CRT Celular Rights, Expires 3/21/02*                              --
                                                                        -----------
               INDONESIA -- 0.0%
       57,050  Bank Internasional Indonesia Warrants, Expires 4/16/02*            6
                                                                        -----------
               THAILAND -- 0.2%
       71,000  Charoen Pokphand Foods Pcl Warrants, Expires 6/30/02*          8,773
      266,500  Land & House Warrants, Expires 9/02/08 (Foreign
                 Registered)*                                               153,985
      116,526  Telecomasia Corp Pcl Warrants, Expires 12/31/49(a)*               --
                                                                        -----------
                                                                            162,758
                                                                        -----------

               TOTAL RIGHTS AND WARRANTS (COST $0)                          162,764
                                                                        -----------

              See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 4.4%
               CASH EQUIVALENTS -- 4.4%
$   3,200,000  Bank of Scotland Time Deposit, 1.81%, due 3/01/02          3,200,000
                                                                        -----------

               TOTAL SHORT-TERM INVESTMENTS (COST $3,200,000)             3,200,000
                                                                        -----------
               TOTAL INVESTMENTS -- 99.7%
               (Cost $63,953,205)                                        72,216,387

               Other Assets and Liabilities (net) -- 0.3%                   188,305
                                                                        -----------
               TOTAL NET ASSETS -- 100.0%                               $72,404,692
                                                                        ===========

               NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

GDS - Global Depository Share

NVDR - Non-Voting Depositary Receipt

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

+ Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

10            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

Additional information on each restricted security is as follows:

                                                                         MARKET
                                                                       VALUE AS A      MARKET
                                                                       PERCENTAGE   VALUE AS OF
                                           ACQUISITION   ACQUISITION   OF FUND'S    FEBRUARY 28,
                   ISSUER, DESCRIPTION        DATE          COST       NET ASSETS       2002
                   -------------------     -----------   -----------   ----------   ------------
                   Bank Internasional
                   Indonesia
                   (Entitlement Letters)      3/17/99            0        0.00              0

(b)  Bankrupt issuer.

(c) All or a portion of this security is held as collateral for open swap contracts (Note 6).

              See accompanying notes to the financial statements.             11

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     19.6%
Information Technology                                         18.6
Telecommunication Services                                     11.8
Energy                                                         11.5
Materials                                                      10.8
Consumer Discretionary                                          8.2
Consumer Staples                                                6.7
Utilities                                                       5.4
Industrials                                                     4.2
Health Care                                                     1.3
Miscellaneous                                                   1.9
                                                              -----
                                                              100.0%
                                                              =====

12            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $63,953,205) (Note 1)          $     72,216,387
   Cash                                                                 70,161
   Foreign currency, at value (cost $233,300) (Note 1)                 236,402
   Receivable for Fund shares sold                                       9,766
   Dividends and interest receivable                                   220,230
   Receivable for open swap contract (Notes 1 and 6)                    35,488
                                                              ----------------

      Total assets                                                  72,788,434
                                                              ----------------

LIABILITIES:
   Payable for investments purchased                                   195,866
   Payable to affiliate for (Note 2):
      Management fee                                                    23,916
      Shareholder service fee                                            6,857
   Accrued expenses                                                    157,103
                                                              ----------------

      Total liabilities                                                383,742
                                                              ----------------
NET ASSETS                                                    $     72,404,692
                                                              ================

NET ASSETS CONSIST OF:
   Paid-in capital                                            $     75,496,141
   Accumulated undistributed net investment income                     813,684
   Accumulated net realized loss                                   (12,207,541)
   Net unrealized appreciation                                       8,302,408
                                                              ----------------
                                                              $     72,404,692
                                                              ================

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $     72,404,692
                                                              ================

SHARES OUTSTANDING:
   Class III                                                         7,500,485
                                                              ================

NET ASSET VALUE PER SHARE:
   Class III                                                  $           9.65
                                                              ================

              See accompanying notes to the financial statements.             13

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $178,041)           $1,609,544
   Interest                                                       57,535
   Dividends from investment company shares                       43,100
                                                              ----------

      Total income                                             1,710,179
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       315,128
   Custodian fees                                                261,167
   Audit fees                                                     48,612
   Transfer agent fees                                            27,558
   Legal fees                                                      4,938
   Registration fees                                               1,544
   Trustees fees (Note 2)                                            639
   Miscellaneous                                                  31,866
   Fees reimbursed by Manager (Note 2)                           (83,437)
                                                              ----------
                                                                 608,015
   Shareholder service fee (Note 2) - Class III                   72,726
                                                              ----------
      Net expenses                                               680,741
                                                              ----------

         Net investment income                                 1,029,438
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (6,783,836)
      Closed swap contracts                                      128,263
      Foreign currency, forward contracts and foreign
      currency related transactions                             (165,018)
                                                              ----------

         Net realized loss                                    (6,820,591)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                             10,929,187
      Open swap contracts                                         39,159
      Foreign currency, forward contracts and foreign
      currency related transactions                               10,137
                                                              ----------

         Net unrealized gain                                  10,978,483
                                                              ----------

      Net realized and unrealized gain                         4,157,892
                                                              ----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $5,187,330
                                                              ==========

14            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,029,438       $    503,210
   Net realized loss                                         (6,820,591)        (4,657,759)
   Change in net unrealized appreciation (depreciation)      10,978,483         (9,540,859)
                                                            -----------       ------------
   Net increase (decrease) in net assets from
    operations                                                5,187,330        (13,695,408)
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (414,875)                --
                                                            -----------       ------------
      Total distributions from net investment income           (414,875)                --
                                                            -----------       ------------
   Net realized gains
      Class III                                                      --         (1,100,558)
                                                            -----------       ------------
      Total distributions from net realized gains                    --         (1,100,558)
                                                            -----------       ------------

                                                               (414,875)        (1,100,558)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                              15,393,038          1,844,294
                                                            -----------       ------------
   Increase in net assets resulting from net share
    transactions                                             15,393,038          1,844,294
                                                            -----------       ------------

      Total increase (decrease) in net assets                20,165,493        (12,951,672)
NET ASSETS:
   Beginning of period                                       52,239,199         65,190,871
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $813,684 and $247,277,
    respectively)                                           $72,404,692       $ 52,239,199
                                                            ===========       ============

              See accompanying notes to the financial statements.             15

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------
                                           2002     2001     2000     1999      1998+
                                          -------  -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  8.81  $ 11.41  $  5.74  $  8.61   $ 10.00
                                          -------  -------  -------  -------   -------

Income from investment operations:
   Net investment income                     0.14     0.08     0.05     0.23      0.03*
   Net realized and unrealized gain
     (loss)                                  0.77    (2.48)    5.63    (2.94)    (1.42)
                                          -------  -------  -------  -------   -------

      Total from investment operations       0.91    (2.40)    5.68    (2.71)    (1.39)
                                          -------  -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income               (0.07)      --       --    (0.16)       --
   From net realized gains                     --    (0.20)   (0.01)      --        --
                                          -------  -------  -------  -------   -------

      Total distributions                   (0.07)   (0.20)   (0.01)   (0.16)       --
                                          -------  -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD            $  9.65  $  8.81  $ 11.41  $  5.74   $  8.61
                                          =======  =======  =======  =======   =======
TOTAL RETURN(a)                             10.49%  (21.27)%   98.96%  (31.60)%   (13.90)%***

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $72,405  $52,239  $65,191  $31,718   $39,698
   Net expenses to average daily net
     assets                                  1.40%    1.40%    1.28%    1.27%     1.65%**(b)
   Net investment income to average
     daily net assets                        2.12%    0.91%    0.54%    3.65%     0.78%**
   Portfolio turnover rate                    109%      98%     157%     158%       56%
   Fees and expenses reimbursed by the
     Manager to average daily net assets     0.17%    0.15%    0.17%    0.34%     0.66%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                    $  0.04  $  0.02       --       --        --

+    Period from August 29, 1997 (commencement of operations) to February 28,
     1998.
*    Computed using average shares outstanding throughout the period.
**   Annualized.
***  Not Annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Includes stamp duties and transfer taxes which approximate .16% of average daily net assets.
(c) Effective March 1, 2000 the fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

16            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Evolving Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries of Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets"). The Fund's benchmark is the IFC Investable Composite.

      At February 28, 2002 1.5% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, there were no outstanding futures contracts.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in the price of the security or index underlying these transactions. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreements. See Note 6 for a summary of the open swap agreement as of February 28, 2002.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $414,875.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $1,006,514 of undistributed ordinary income. These temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $1,253,194 and $7,353,298 expiring in 2009 and 2010, respectively. The Fund has elected to defer to March 1, 2002 post-October capital losses of $2,900,513.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(48,156)           $48,158             $(2)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective August 17, 2001, the premium on cash purchases of Fund shares is 1.20% of the amount invested. Prior to August 17, 2001, the premium on cash purchases of Fund shares was 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective October 13, 2000 if the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, these fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2001 the Fund received $230,775 and $72,695 in purchase premiums and $15,444 and $15,047 in redemption fees, respectively.

      INVESTMENT RISK
      Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $639.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $        --  $   145,454
         Investments (non-U.S. Government securities)              67,853,636   52,244,882

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $64,845,584      $11,017,284       $(3,646,481)      $7,370,803

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 51.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended             Year Ended
                                                          February 28, 2002       February 28, 2001
                                                        ----------------------  ---------------------
                                                         Shares      Amount      Shares     Amount
         Class III:                                     ---------  -----------  --------  -----------
         Shares sold                                    2,036,289  $18,983,825   503,800  $ 4,666,415
         Shares issued to shareholders in reinvestment
           of distributions                                47,640      393,508   104,088    1,063,786
         Shares repurchased                              (514,676)  (3,984,295) (391,059)  (3,885,907)
                                                        ---------  -----------  --------  -----------
         Net increase                                   1,569,253  $15,393,038   216,829  $ 1,844,294
                                                        =========  ===========  ========  ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      TOTAL RETURN SWAP AGREEMENT

          Notional   Expiration                                                      Net Unrealized
           Amount       Date                        Description                       Appreciation
         ----------  ----------  --------------------------------------------------  --------------
         $1,127,723   10/02/02   Agreement with Credit Agricole Indosuez (W.I.          $35,488
                                 Carr) dated 8/17/01 to receive (pay) the notional
                                 amount multiplied by the return on the MSCI Taiwan
                                 Index and to pay the notional amount multiplied by
                                 3 month LIBOR adjusted by a specified spread.
                                                                                        -------
                                                                                        $35,488
                                                                                        =======

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

7.    SUBSEQUENT EVENTS

      Effective April 1, 2002 the GMO Evolving Counties Fund will change its name to the "GMO Emerging Countries Fund." In addition, effective
      April 1, 2002, (i) the GMO Evolving Countries Fund will not change a purchase premium or redemption fee in connection with the purchase or sale of Fund shares and (ii) the Manager has contractually agreed to reimburse the GMO Evolving Countries Fund with respect to certain Fund expenses through at least June 30, 2002 as further discussed in the prospectus.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EVOLVING COUNTRIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Evolving Countries Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $178,080 and recognized foreign source income of $1,787,585.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,
         c/o GMO Trust                             Trust                           Harvard University; Senior Associate
         40 Rowes Wharf                                                            Dean, Harvard University
         Boston, MA 02110
         Age: 60

         Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;
         c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
         40 Rowes Wharf                                                            (1998 - present); Consultant --
         Boston, MA 02110                                                          Business and Law.
         Age: 57

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         Jay O. Light                                   38        Security
         c/o GMO Trust                                            Capital Group,
         40 Rowes Wharf                                           Inc
         Boston, MA 02110
         Age: 60
         Donald W. Glazer, Esq.                         38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &
         c/o GMO Trust                             Quantitative    September 1985  Co. LLC
         40 Rowes Wharf                            and Chairman
         Boston, MA 02110                          of the
         Age: 63                                   Trustees of
                                                   the Trust

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         R. Jeremy Grantham(2)                          38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of
                                                     Office(3) and              Principal Occupation(s)
               Name, Address,         Position(s)      Length of                      During Past
                  and Age            Held with Fund   Time Served                     Five Years
         --------------------------  --------------  --------------  ---------------------------------------------
         Susan Randall Harbert       Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial                       LLC.
         40 Rowes Wharf              Officer and
         Boston, MA 02110            Treasurer of
         Age: 44                     the Trust
         Brent Arvidson              Assistant       Since           Senior Fund Administrator -- Grantham, Mayo,
         c/o GMO Trust               Treasurer of    September 1998  Van Otterloo & Co. LLC (September 1997 -
         40 Rowes Wharf              the Trust                       present); Senior Financial Reporting Analyst,
         Boston, MA 02110                                            John Hancock Funds (1996 - 1997)
         Age: 32
         Scott Eston                 Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial       September 1997  LLC: Senior Partner, Coopers & Lybrand
         40 Rowes Wharf              Officer and                     (1987 - 1997).
         Boston, MA 02110            Vice President
         Age: 46                     of the Trust
         William R. Royer, Esq.      Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo,
         c/o GMO Trust               and Clerk of                    Van Otterloo & Co. LLC
         40 Rowes Wharf              the Trust
         Boston, MA 02110
         Age: 36
         Elaine M. Hartnett, Esq.    Vice President  Since August    Associate General Counsel, Grantham, Mayo,
         c/o GMO Trust               and Secretary   1999            Van Otterloo & Co. LLC (June 1999 -
         40 Rowes Wharf              of the Trust                    present); Associate/ Junior Partner, Hale and
         Boston, MA 02110                                            Dorr LLP (1991 - 1999).
         Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the fiscal year ended February 28, 2002, the Class III shares of the GMO Foreign Fund outperformed the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index benchmark by +9.7% after fees, declining 9.3% while the benchmark tumbled 19.0%. Both stock selection and country selection contributed to the outperformance.

GMO country selection added 3.3% to returns during the fiscal year. Greece had the worst return of all benchmark markets, plummeting 29.3%. The MSCI Portugal index was down 28.4% due to poor performance from the larger companies whose operations in Latin America may render them susceptible to the problems in Argentina. Despite a sharp recovery in February, Japan finished the Foreign Fund's fiscal year as one of the worst performing markets in the developed world, down 28.2%. Three consecutive quarters of shrinkage in real GDP and continued deflation turned many companies into even smaller companies, especially those already plagued with weak balance sheets. The Foreign Fund had no exposure to the Greek market, and was underweight in both Portugal and Japan.

Among benchmark countries, only two indices had positive absolute returns this fiscal year: New Zealand and Australia. The Foreign Fund was overweight both of these countries. New Zealand had the best return of +7.3%, and Australia rose 3.3%. Australia was aided by a strong economy led by a housing and construction boom, and strong export revenues as commodity prices rallied and the currency stayed low. While the United Kingdom did not have a positive return for the fiscal year, it was the best performing major MSCI EAFE market. The UK market has a greater proportion of defensive consumer stocks and a lower TMT (technology, media, and telecom) weighting in comparison to other European markets. In addition, GDP growth in the United Kingdom remained higher than its European counterparts.

GMO stock picking added 6.3% to returns during the fiscal year. Stock selection was particularly strong in Germany, Japan, emerging markets, the United Kingdom, and Sweden. Many of our German stocks were cyclicals, which rallied sharply in the second half of the year. We recognized the exceptional values available during the September sell off, and aggressively added to our positions. This benefited the Fund in both relative and absolute terms. Companies with cheap values and demonstrated ability to deliver earnings, such as Honda, Chubu Electric Power, Ricoh, and Nintendo, did well in Japan's pessimistic environment. Low weighting in banks also delivered outperformance. Our emerging markets holdings were strongly positive. Our outperformance in South Korea was led by Pacific Corp, Samsung Fire and Marine, and Samsung Corp. Good economic performance plus low valuations can do wonders. The UK stock selection benefited from being underweight in TMT stocks and growth stocks in general, and overweight in defensive value stocks. The UK portfolio also benefited from a greater exposure to the relatively strong UK economy and less exposure to large multinationals, which were hurt by the decline in global economic growth. Stocks that helped the portfolio were consumer defensive Imperial Tobacco (+27%), domestic retailer GUS (+26%),

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

and utility Lattice Group (+32%). In Sweden, good returns for our holdings in Autoliv, the world's leading maker of automotive airbags and safety systems, and Getinge, a medical equipment company, helped stock selection.

OUTLOOK

The valuation of international equities is attractive, both relative to the US market and, in many countries, in absolute terms. The team's proven ability to deliver superior excess returns augurs well for our investors in 2002.

The greatest real return opportunities continue to lie in stock selection. Our fundamental investment process is aimed squarely to capture the best value that we can unearth through our fundamental stock selection, supported by systematic quantitative analysis.

Our country weights reflect that opportunities are not confined to any one region or market. We remain generally underweight in Europe and the United Kingdom, but are overweight in Germany as structural changes take place there. While we continue to underweight Japan, we are optimistic on many Asian markets as the global economy approaches recovery.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                FOREIGN FUND-III
                AS OF: 2/28/2002
                      DATE                        GMO FOREIGN FUND     MSCI EAFE INDEX
2/29/1992                                                10,000.00               10,000.00
3/31/1992                                                 9,671.70                9,339.78
6/30/1992                                                10,358.51                9,537.24
9/30/1992                                                 9,391.81                9,681.00
12/31/1992                                                9,207.19                9,307.40
3/31/1993                                                10,319.34               10,423.06
6/30/1993                                                10,967.97               11,471.44
9/30/1993                                                12,052.14               12,232.26
12/31/1993                                               12,999.11               12,337.94
3/31/1994                                                13,500.93               12,769.25
6/30/1994                                                13,745.01               13,421.65
9/30/1994                                                14,078.45               13,434.65
12/31/1994                                               13,844.66               13,297.60
3/31/1995                                                13,739.20               13,545.30
6/30/1995                                                14,622.26               13,643.65
9/30/1995                                                15,462.19               14,212.45
12/31/1995                                               15,762.26               14,787.97
3/31/1996                                                16,214.76               15,215.27
6/30/1996                                                16,813.59               15,456.00
9/30/1996                                                16,847.22               15,436.61
12/31/1996                                               18,019.27               15,682.20
3/31/1997                                                18,188.62               15,436.58
6/30/1997                                                20,373.29               17,439.83
9/30/1997                                                21,188.61               17,317.04
12/31/1997                                               19,255.80               15,961.02
3/31/1998                                                21,762.17               18,308.88
6/30/1998                                                21,554.75               18,503.26
9/30/1998                                                18,770.33               15,873.22
12/31/1998                                               21,942.21               19,152.72
3/31/1999                                                22,013.45               19,419.17
6/30/1999                                                23,990.39               19,912.63
9/30/1999                                                25,257.57               20,786.52
12/31/1999                                               28,297.53               24,317.12
3/31/2000                                                27,373.69               24,291.56
6/30/2000                                                27,293.36               23,329.22
9/30/2000                                                25,830.94               21,447.39
12/31/2000                                               26,448.89               20,871.87
3/31/2001                                                24,113.80               18,010.83
6/30/2001                                                24,922.99               17,822.65
9/30/2001                                                21,788.28               15,327.49
12/31/2001                                               23,778.86               16,396.39
2/28/2002                                                23,518.85               15,634.07
Average Annual Returns (%)
Inception
1yr                                                            5yr  10 Year/Inception Date
-9.33                                                         5.43                    8.93
Foreign Fund-II
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                                9/30/1996
1yr                                                            5yr  10 Year/Inception Date
-9.37                                                          5.4                     6.3
Foreign Fund-IV
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                                 9/1/1998
1yr                                                            5yr  10 Year/Inception Date
-9.19                                                          N/A                    5.59
Foreign Fund-M
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                                1/25/2002
1yr                                                            5yr  10 Year/Inception Date
N/A                                                            N/A                    0.81
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
The Fund commenced operations on
June 28, 1996 subsequent to a transaction
involving, in essence, the reorganization
of the GMO International Equities Pool of
the Common Fund for Non-Profit Organizations
(the GMO Pool) as the Foreign Fund. All
information relating to the time periods
prior to June 28, 1996 relates to the GMO
Pool. The returns for the GMO Pool have not
been restated to reflect the effect of the
current expenses of GMO Foreign Fund.
Performance for Classes II, IV and M may
vary due to different shareholder servicing
fees. Past performance is not indicative
of future performance. Information is unaudited.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 COMMON STOCKS -- 93.3%
                 AUSTRALIA -- 4.3%
        912,442  Amcor Ltd                                                    3,566,086
        411,040  Capral Aluminum Ltd                                            502,815
        561,859  Foodland Associated                                          4,352,953
      2,498,619  Goodman Fielder Ltd                                          2,011,873
      1,049,621  Insurance Australia Group Ltd                                1,755,308
      1,830,080  John Fairfax Holdings Ltd                                    3,417,548
      4,311,550  Lihir Gold Ltd*                                              3,338,110
         76,000  Lihir Gold Ltd ADR+*                                         1,184,840
      2,002,100  Lion Nathan Ltd                                              4,771,134
      3,204,100  Menzies Gold NL*                                                82,690
     17,064,766  MIM Holdings Ltd                                            11,573,684
      4,865,211  Oil Search Ltd*                                              2,661,849
      1,823,180  Orogen Minerals Ltd                                          1,637,400
         59,580  Orogen Minerals Ltd GDR 144A                                   521,325
     10,946,321  Pasminco Ltd(a)*                                                    --
        387,000  Publishing & Broadcasting Ltd                                1,915,004
        600,100  TABCORP Holdings Ltd                                         3,468,487
      1,056,407  Westpac Banking Corp                                         9,012,131
                                                                          -------------
                                                                             55,773,237
                                                                          -------------
                 AUSTRIA -- 0.3%
         22,445  Erste Bank Der Oesterreichischen Sparkassen AG               1,223,529
          9,860  Flughafen Wien AG                                              276,763
          6,327  Oesterreichische Brau Beteiligungs AG                          289,514
         12,710  OMV AG                                                       1,070,830
          4,684  VA Technologie AG (Bearer)                                     122,158
         28,720  Wienerberger Baustoffindustrie AG                              450,152
                                                                          -------------
                                                                              3,432,946
                                                                          -------------
                 BELGIUM -- 2.3%
         18,864  Almanij NV                                                     611,575
         25,192  Cie Francois D'Enterprises                                   5,861,801
        290,770  Dexia                                                        4,356,258
         23,813  Electrabel SA                                                4,723,178
        133,045  Fortis B                                                     2,951,903
        103,850  Fortis NV*                                                   2,307,739
        100,135  Fortis Strip*                                                      866
         20,357  GIB Holdings Ltd                                               829,551

              See accompanying notes to the financial statements.              1

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 BELGIUM -- CONTINUED
         30,515  Groupe Bruxelles Lambert SA                                  1,682,712
         17,933  Kredietbank NPV                                                551,919
         38,522  Solvay Et Cie                                                2,560,760
         68,479  UCB SA                                                       2,745,511
                                                                          -------------
                                                                             29,183,773
                                                                          -------------
                 BRAZIL -- 0.7%
        274,000  Cia de Concessoes Rodoviarias*                               2,003,603
        109,800  Ultrapar Participacoes SA ADR                                  955,260
        107,600  Unibanco SA GDR                                              2,603,920
        181,600  Votorantim Celulose e Papel SA ADR*                          3,377,760
                                                                          -------------
                                                                              8,940,543
                                                                          -------------
                 CANADA -- 2.5%
         63,200  BCE Inc                                                      1,318,792
        335,000  Hudson's Bay Co                                              2,985,758
        100,840  Inco Ltd*                                                    1,872,936
        220,100  Kap Resources Ltd(a)*                                            1,372
        250,750  Norske Skog Canada Ltd*                                      1,164,316
      1,013,330  Nortel Networks Corp*                                        5,084,176
        116,300  Placer Dome Inc                                              1,346,788
        113,500  Rothmans Inc*                                                2,248,849
        393,740  Teck Corp Class B*                                           3,484,751
        977,610  Tembec Inc Class A*                                          7,555,464
        435,860  TimberWest Forest Corp*                                      3,626,620
        110,660  Trizec Hahn Corp (Sub-Voting)                                1,764,960
                                                                          -------------
                                                                             32,454,782
                                                                          -------------
                 FINLAND -- 1.7%
        124,000  Asko Oyj                                                     2,220,282
      1,312,927  Metso Oyj                                                   14,763,864
        666,430  M-real Oyj                                                   5,015,219
                                                                          -------------
                                                                             21,999,365
                                                                          -------------
                 FRANCE -- 6.7%
         29,360  Accor SA                                                     1,078,077
         39,325  Alcatel SA                                                     545,959
         46,840  Assurances Generales de France (Bearer)                      2,224,361

2             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 FRANCE -- CONTINUED
         23,782  Aventis SA Class A                                           1,764,000
         56,940  Axa                                                          1,061,404
         13,299  Beghin-Say*                                                    498,683
         71,905  BIC SA                                                       2,425,715
        111,182  BNP Paribas                                                  5,390,465
         27,700  Bouygues                                                       790,697
          6,082  Cap Gemini SA                                                  403,250
          5,442  Chargeurs International SA                                     353,050
         25,220  Christian Dior SA                                              894,427
         16,961  Club Mediterranee SA*                                          721,826
         70,045  Compagnie Generale d'Industrie et de Participations          2,293,897
         17,910  Etablissements Economiques du Casino Guichard-Perrachon
                   SA                                                         1,176,629
        688,100  Eurotunnel SA Units (Bearer)*                                  601,159
         37,018  Groupe Danone                                                4,258,736
         11,875  Guyenne et Gascogne SA                                         873,109
         14,998  Imetal                                                       1,577,550
         11,290  Lafarge Coppee SA                                              971,702
         39,166  Lagardere Groupe                                             1,593,649
         57,804  Michelin SA Class B                                          2,195,020
         19,407  Pernod Ricard                                                1,510,835
        129,292  Peugeot SA                                                   5,625,430
         32,840  Saint-Gobain                                                 5,098,985
         30,763  Sophia (EX-SFI)                                                845,932
         60,055  SPIE Batignolles                                             3,012,959
        533,220  Suez SA                                                     14,851,777
         18,010  Technip SA                                                   2,265,136
         69,614  Thomson CSF                                                  2,267,137
        115,763  Total Fina Elf SA                                           17,012,936
         25,496  Worms et Compagnie SA                                          441,081
                                                                          -------------
                                                                             86,625,573
                                                                          -------------
                 GERMANY -- 10.5%
        201,020  Adidas Salomon AG                                           12,989,008
         40,952  Bankgesellschaft Berlin AG*                                     74,744
         49,740  Bayer AG                                                     1,579,021
         92,870  Bayerische Motoren Werke AG                                  3,418,150
        118,640  Bilfinger & Berger                                           2,437,311
         35,380  Brau und Brunnen*                                              947,185
        112,290  Celanese AG                                                  2,107,739
        138,710  Commerzbank AG                                               2,291,697

              See accompanying notes to the financial statements.              3

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 GERMANY -- CONTINUED
        988,920  Continental AG                                              14,242,673
        412,380  DaimlerChrysler AG                                          16,515,613
         44,130  Depfa Deutsche Pfandbriefbank AG*                            2,904,923
        151,715  Deutsche Bank AG                                             8,963,246
        340,720  Deutsche Post AG                                             4,391,370
        507,530  Deutsche Telekom                                             7,177,870
        150,910  E. On AG                                                     7,388,403
        188,350  Fraport AG Frankfurt Airport Services Worldwide*             4,838,806
         60,800  Gehe AG                                                      2,424,491
        225,240  K&S AG                                                       4,561,031
         36,310  Koelnische Rueckversicherungs-Gesellschaft AG (New
                   Shares)                                                    2,292,795
        112,710  Koelnische Rueckversicherungs-Gesellschaft AG
                   (Registered)                                               6,727,096
        845,770  Lufthansa AG                                                13,058,900
         90,590  Metallgesellschaft                                             905,062
        169,100  RWE AG                                                       6,070,267
        296,480  Stinnes AG                                                   6,193,393
                                                                          -------------
                                                                            134,500,794
                                                                          -------------
                 HONG KONG -- 7.2%
      7,460,882  Akai Holdings Ltd(a)(b)*                                         9,566
      5,747,420  Amoy Properties Ltd                                          5,674,281
      1,029,290  Beijing Enterprises Class H                                  1,167,961
      1,119,010  Cathay Pacific Airways                                       1,678,676
      1,995,940  China Mobile Ltd*                                            5,758,073
        883,340  Goldlion Holdings Ltd                                           50,967
      2,126,774  Great Eagle Holdings Ltd                                     2,317,861
      7,785,430  Hang Lung Development Co Ltd                                 6,638,216
        522,225  Hanison Construction Holdings Ltd*                              26,114
        558,690  Henderson Land Development Co Ltd                            2,184,831
      4,465,050  HKR International Ltd                                        1,230,869
      2,902,237  Hong Kong Electric Holdings Ltd                             10,847,224
      6,164,001  Hong Kong Land Holdings                                     11,649,962
      3,385,591  Hysan Development Co Ltd                                     3,429,326
        109,859  Jardine Matheson Holdings Ltd                                  615,210
      1,263,016  Liu Chong Hing Bank Ltd                                      1,279,332
      7,881,323  New World Development Co Ltd                                 6,366,296
      2,528,790  New World Infrastructure*                                      802,482
     17,382,620  Pacific Century CyberWorks Ltd*                              4,190,060
      3,190,166  Regal Hotels International Ltd*                                 57,674
      1,992,230  Shanghai Industrial Holdings                                 3,933,755

4             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 HONG KONG -- CONTINUED
      7,336,440  South China Morning Post Ltd                                 4,138,903
        762,240  Swire Pacific Ltd Class A                                    4,143,857
      3,631,290  Swire Pacific Ltd Class B                                    2,584,051
      3,117,790  Wharf Holdings Ltd                                           6,875,788
      6,001,810  Wheelock and Co Ltd                                          4,694,175
                                                                          -------------
                                                                             92,345,510
                                                                          -------------
                 HUNGARY -- 0.1%
         49,570  MOL Magyar Olaj es Gazipari Rt (New Shares)                    932,499
                                                                          -------------
                 INDIA -- 0.4%
        435,000  Gas Authority of India Ltd GDR 144A*                         3,860,625
         31,200  ICICI Ltd ADR                                                  217,464
         44,500  State Bank of India Ltd GDR                                    491,725
        116,327  Videsh Sanchar Nigam Ltd ADR                                   789,860
                                                                          -------------
                                                                              5,359,674
                                                                          -------------
                 INDONESIA -- 0.0%
        690,404  PT Daya Guna Samudera*                                           1,701
         35,700  PT Indosat (Persero) Tbk Class B ADR                           348,789
      2,982,000  PT Matahari Putra Prima Tbk                                    176,276
        300,000  Timah Bank*                                                     22,167
                                                                          -------------
                                                                                548,933
                                                                          -------------
                 IRELAND -- 0.7%
        432,179  Allied Irish Banks Plc                                       4,822,469
        389,070  Bank of Ireland                                              3,819,792
                                                                          -------------
                                                                              8,642,261
                                                                          -------------
                 ITALY -- 4.2%
        279,331  Assicurazioni Generali SPA                                   6,917,618
        549,466  Banca Intesa SPA                                             1,278,525
        160,039  Banca Nazionale Del Lavoro SPA*                                328,088
        247,438  Banca Toscana                                                  817,609
        433,859  Banco Ambrosiano Veneto SPA (Savings Shares)                   720,553
        106,354  Buzzi Unicem SPA                                               798,527
        168,447  Danieli and Co SPA (Savings Shares)                            246,244
        795,935  Enel SPA                                                     4,454,490

              See accompanying notes to the financial statements.              5

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 ITALY -- CONTINUED
        999,721  ENI-Ente Nazionale Idrocarburi SPA                          13,697,777
         32,934  Ericsson SPA                                                   697,954
         98,310  Fiat SPA                                                     1,245,809
         83,946  Grouppo Editoriale L'Espresso                                  259,956
         89,553  IFIL Finanziaria di Partecipazioni SPA (Savings Shares)        299,009
        678,160  Industriali Riunite SPA                                        712,729
        192,770  Italcementi SPA                                                813,721
        657,651  Italgas SPA                                                  6,200,662
         58,000  Pagnossin SPA*                                                 145,242
        194,481  RAS SPA                                                      2,271,052
        420,307  Rinascente per l'Esercizio di Grandi Magazzini SPA           1,421,541
         60,252  San Paolo IMI SPA                                              611,865
        361,206  Telecom Italia Mobile SPA (Savings Shares)                   1,321,635
        353,092  Telecom Italia SPA                                           2,904,588
        562,582  Telecom Italia SPA (Savings Shares)                          2,919,801
        875,632  UniCredito Italiano SPA                                      3,408,398
                                                                          -------------
                                                                             54,493,393
                                                                          -------------
                 JAPAN -- 12.4%
         61,500  Acom Co Ltd                                                  3,373,137
        118,730  Arisawa Manufacturing                                        2,040,568
        126,000  Bandai Co                                                    3,577,807
        462,000  Bank of Fukuoka Ltd                                          1,443,049
        194,000  Canon Inc                                                    6,798,879
        542,700  Chubu Electric Power Co Inc                                  8,921,651
         79,800  Chugoku Electric Power Co Inc                                1,143,109
        155,076  Circle K Japan Co Ltd                                        2,972,314
         76,200  Credit Saison Co                                             1,471,900
        319,000  Daiichi Pharmaceuticals Co Ltd                               6,006,949
        239,000  Daikin Industries Ltd                                        4,018,307
        494,000  Daimaru Inc                                                  1,476,555
            781  East Japan Railway Co                                        2,976,350
        310,000  Fuji Heavy Industries Ltd                                    1,642,369
        100,000  Hitachi Credit Corp                                          1,173,174
        492,000  Honda Motor Co Ltd                                          19,668,971
         69,000  Hosiden Corp                                                   865,175
         86,000  Japan Airport Terminal Co Ltd                                  578,367
        905,000  Japan Energy Co Ltd                                          1,102,298
        463,000  Kao Corp                                                     8,701,252
        142,100  Kirin Beverage Corp                                          2,111,989

6             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 JAPAN -- CONTINUED
        582,000  Konica Corp                                                  3,466,124
         48,000  Kose Corp                                                    1,151,354
        426,000  Minebea Co Ltd                                               2,441,562
        782,000  Mitsubishi Corp                                              5,428,567
        297,000  Mitsubishi Rayon Co Ltd                                        783,419
        571,000  Mitsui & Co                                                  3,183,008
        337,000  Mitsui Fudosan Co Ltd                                        2,503,105
         56,000  Nintendo Co Ltd                                              8,260,340
        175,000  Nippon Meat Packers Inc                                      1,516,906
        738,000  Nippon Oil Co Ltd                                            3,143,359
        133,700  Nissin Food Products                                         2,307,842
        405,000  Ricoh Company Ltd                                            7,187,558
         85,700  Rinnai Corp                                                  1,610,577
        178,000  Sekisui House Ltd                                            1,147,872
         80,000  Shimachu Co                                                  1,046,142
        137,000  Showa Corp                                                     935,685
        594,000  Sumitomo Chemical Co Ltd                                     2,214,878
        465,000  Sumitomo Trust & Banking                                     1,563,609
        290,000  Takeda Chemical Industries Ltd                              11,766,860
        388,000  Tanabe Seiyaku Co Ltd                                        3,215,333
         74,000  Toda Corp                                                      175,842
        718,000  Tokyo Gas Co                                                 1,850,999
        227,000  Toppan Printing Co Ltd                                       1,948,986
         46,640  Tostem Corp                                                    625,584
        112,000  Tsubaki Nakashima Co Ltd                                       769,961
         78,000  Ushio Inc                                                      877,773
            619  West Japan Railway Co                                        2,183,209
        222,000  Yamaha Corp                                                  1,426,639
         98,000  Yamanouchi Pharmaceutical Co Ltd                             2,555,726
        137,000  Yamato Kogyo Co                                                503,673
                                                                          -------------
                                                                            159,856,662
                                                                          -------------
                 MEXICO -- 0.1%
         68,200  Grupo Aeroportuario del Sureste SA ADR*                        903,650
                                                                          -------------
                 NETHERLANDS -- 4.3%
        111,702  ABN Amro Holdings NV                                         1,945,005
        113,472  Aegon NV                                                     2,469,537
        101,802  Akzo Nobel NV                                                4,490,995

              See accompanying notes to the financial statements.              7

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 NETHERLANDS -- CONTINUED
        180,042  Elsevier NV                                                  2,304,898
         15,499  Fugro NV                                                       758,816
        129,174  Hal Trust (Participating Units)                              2,625,784
        237,844  ING Groep NV                                                 5,655,657
        143,113  Koninklijke Ahold NV                                         3,299,077
         65,520  Koninklijke BAM NBM NV                                       1,263,848
        146,332  Koninklijke Philips Electronics NV                           3,822,631
         92,391  Koninklijke Philips Electronics NV ADR                       2,398,470
         95,487  Koninklijke Volker Wessels                                   2,304,436
         45,931  Koninklijke Wessanen NV                                        381,411
        168,820  Laurus NV*                                                     547,610
        176,570  Royal Dutch Petroleum                                        9,110,526
         69,352  TNT Post Group NV                                            1,426,550
         57,623  Unilever NV                                                  3,349,510
         42,121  Van Ommeren Vopak                                              744,360
        225,784  Vendex NV                                                    2,538,941
         24,210  VNU NV                                                         716,204
        111,910  Wegener Arcade NV                                              871,219
         32,487  Wereldhave NV                                                1,598,961
                                                                          -------------
                                                                             54,624,446
                                                                          -------------
                 NEW ZEALAND -- 1.1%
      1,898,386  Air New Zealand Class B*                                       295,185
      3,762,877  Carter Holt Harvey Ltd                                       3,131,071
      1,592,474  Fletcher Building Ltd                                        2,047,866
      3,606,527  Telecom Corp of New Zealand                                  7,684,310
      7,797,337  Trans Tasman Properties Ltd*                                   688,134
                                                                          -------------
                                                                             13,846,566
                                                                          -------------
                 NORWAY -- 2.2%
        675,910  Norske Skogindustrier AS Class A                            12,212,454
        952,780  Petroleum Geo-Services*                                      5,292,806
        233,720  Prosafe ASA*                                                 3,173,726
        361,130  Smedvig A/S Class A                                          2,654,563
        724,320  Statoil ASA*                                                 5,242,982
                                                                          -------------
                                                                             28,576,531
                                                                          -------------
                 PORTUGAL -- 0.2%
        217,420  Electricidade de Portugal SA                                   419,392

8             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 PORTUGAL -- CONTINUED
        264,863  Portugal Telecom SA*                                         1,867,218
                                                                          -------------
                                                                              2,286,610
                                                                          -------------
                 SINGAPORE -- 1.6%
      2,471,840  Allgreen Properties Ltd                                      1,524,786
      2,735,288  BIL International Ltd*                                         507,682
      3,255,286  Dairy Farm International Holdings Ltd*                       2,262,424
        937,780  DBS Group Holdings Ltd                                       6,911,063
      2,198,073  Jardine Strategic Holdings Ltd                               5,714,990
        868,450  Singapore Land Ltd                                           1,592,921
      6,039,820  SMRT Corp Ltd                                                2,291,495
                                                                          -------------
                                                                             20,805,361
                                                                          -------------
                 SOUTH AFRICA -- 0.5%
        273,500  Allied Technologies Ltd                                        488,190
        513,444  Goldfields Ltd                                               4,438,654
        186,553  Liberty Life Association of Africa Ltd                         943,477
      1,065,539  Sun International Ltd*                                         100,692
        231,500  Western Areas Gold Mining Co Ltd*                              700,855
                                                                          -------------
                                                                              6,671,868
                                                                          -------------
                 SOUTH KOREA -- 2.3%
         19,865  Hansol Paper Manufacturing Ltd*                                 97,982
        701,100  Korea Telecommunications ADR                                15,634,530
         12,190  Pacific Chemical Corp                                        1,233,824
        327,000  Samsung Corp                                                 2,778,722
         98,640  Samsung Fire & Marine Insurance                              4,842,964
        100,000  Samsung SDI Co Ltd                                           5,189,214
                                                                          -------------
                                                                             29,777,236
                                                                          -------------
                 SPAIN -- 3.0%
         34,670  Actividades de Construccion y Servicios SA                     922,179
        140,000  Amadeus Global Travel Distribution*                            928,837
        278,752  Banco Bilbao Vizcaya SA                                      3,216,547
         59,470  Banco Popular Espanol                                        2,098,815
        413,442  Banco Santander Central Hispano                              3,297,324
        362,618  Endesa SA                                                    5,438,944
         92,390  FENOSA SA                                                    1,418,533

              See accompanying notes to the financial statements.              9

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 SPAIN -- CONTINUED
        124,600  Gas Natural SDG SA                                           2,172,825
        316,433  Iberdrola SA                                                 3,982,547
         15,900  Inditex SA*                                                    311,654
        116,650  Red Electrica de Espana                                      1,130,105
        367,480  Repsol SA                                                    4,542,365
         69,160  Tabacalera SA Class A                                        1,145,618
        612,804  Telefonica de Espana SA*                                     7,145,417
        114,877  Transportes Azkar SA                                           556,464
                                                                          -------------
                                                                             38,308,174
                                                                          -------------
                 SWEDEN -- 1.9%
        561,790  Autoliv Inc SDR                                             13,556,385
        194,866  Getinge Industrier AB Class B                                3,724,556
        652,800  SAAB AB Class B                                              7,330,380
                                                                          -------------
                                                                             24,611,321
                                                                          -------------
                 SWITZERLAND -- 3.5%
        179,460  ABB Ltd                                                      1,279,300
          2,822  Banque Cantonale Vaudoise (Bearer)                             423,035
          2,186  Belimo Automation AG                                           641,281
         17,580  Bobst Group AG (Registered)*                                   464,152
        119,248  Credit Suisse Group*                                         4,120,927
          1,905  Fischer (George) AG (Registered)                               327,485
          5,017  Forbo Holdings AG (Registered)                               1,348,150
          9,058  Geberit International AG                                     1,929,156
         21,980  Hero AG                                                      2,604,999
          4,935  Holcim Ltd                                                   1,033,675
            640  Jelmoli (Bearer)                                               514,433
          3,706  Jelmoli (Registered)                                           597,952
          7,445  Kraftwerk Laufenberg (Bearer)                                1,378,137
          2,849  Merkur Holding AG (Registered)                                 479,737
         23,640  Nestle SA                                                    5,222,049
        127,010  Novartis AG                                                  4,825,098
            504  Schweizerische National-Versicherungs-Gesellschaft             230,059
          4,870  Societe Generale de Surveillance Holding SA
                   (Registered)                                                 932,912
          1,674  Sulzer Gebrueder AG (Registered)                               312,819
          5,866  Sulzer Medica AG                                               459,464
         18,180  Swatch Group AG*                                             1,522,644
         37,686  Swiss Reinsurance Co                                         3,388,512

10            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 SWITZERLAND -- CONTINUED
         20,290  Swisscom AG                                                  5,910,576
          3,480  Unique Zurich Airport                                          173,551
         42,410  Zellweger Luwa AG*                                           2,195,894
         12,351  Zurich Financial Services AG                                 2,387,734
                                                                          -------------
                                                                             44,703,731
                                                                          -------------
                 TAIWAN -- 0.4%
      3,717,000  China Steel Corp                                             1,948,235
        242,000  Compal Electronics GDR 144A*                                 1,568,160
      1,450,000  Formosa Chemicals & Fibre Co                                 1,466,315
        646,070  Standard Foods Taiwan Ltd                                      136,189
                                                                          -------------
                                                                              5,118,899
                                                                          -------------
                 THAILAND -- 0.3%
        428,900  First Bangkok City (Foreign Registered)(a)*                         98
      1,291,800  Jasmine International Pcl (Foreign Registered)*                137,753
        821,000  PTT Exploration & Production Pcl (Foreign
                   Registered)(a)                                             2,180,065
         81,000  Siam Cement Pcl (Foreign Registered)                         1,638,535
        487,700  Thai Telephone & Telecommunications (Foreign
                   Registered)*                                                  35,266
        214,800  Total Access Communication (Foreign Registered)*               305,016
                                                                          -------------
                                                                              4,296,733
                                                                          -------------
                 UNITED KINGDOM -- 17.6%
        467,440  Abbey National Plc                                           6,300,732
        100,000  Alliance & Leicester Plc                                     1,178,195
        624,591  Allied Domecq Plc                                            3,551,354
        100,000  AstraZeneca Plc                                              5,057,894
        207,827  AWG Plc*                                                     1,528,543
        497,428  BAA                                                          4,492,244
        206,937  Barclays Plc                                                 6,073,353
        254,310  Bass Plc                                                     2,539,454
        116,043  Berkley Group                                                1,313,050
      1,056,746  BG Group Plc                                                 4,371,885
        235,610  Billiton Plc                                                 1,332,987
        251,790  Boots Co                                                     2,273,901
      1,101,188  BP Amoco Plc                                                 9,072,556
        315,433  BPB Industries Plc                                           1,505,751
        880,510  British Aerospace                                            3,960,351
        289,280  British Energy Plc                                             859,231

              See accompanying notes to the financial statements.             11

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 UNITED KINGDOM -- CONTINUED
        501,600  British Energy Plc (Deferred Shares)(a)*                            --
        129,000  British Sky Broadcasting Plc*                                1,310,046
      1,512,501  BT Group Plc*                                                5,471,212
      1,330,378  BTR Siebe Plc                                                1,806,419
        228,417  Cable & Wireless                                               710,761
      1,086,964  Centrica Plc                                                 3,259,292
        556,622  Chubb Plc                                                    1,338,386
        457,906  Commercial Union Plc                                         4,646,977
        168,484  Compass Group Plc                                            1,148,624
        188,752  Cookson Group                                                  210,907
        585,883  Diageo Plc                                                   6,960,852
        233,822  Dixons Group Plc (New Shares)                                  792,069
        530,415  Enterprise Oil                                               4,651,358
        418,898  FKI Plc                                                        936,133
        484,400  Gallaher Group Plc                                           3,406,836
        318,029  GlaxoSmithKline Plc                                          7,754,901
        577,380  Granada Compass Plc                                            939,143
        282,021  Great Portland Estates Plc                                   1,073,015
        469,989  Great Universal Stores Plc                                   4,586,792
        395,358  Hanson Plc                                                   2,611,438
        426,700  HBOS Plc                                                     4,472,116
        518,483  HSBC Holdings Plc                                            5,665,070
         86,896  Imperial Chemical Industries Plc                               350,281
        486,246  Imperial Tobacco Group Plc                                   6,444,183
        417,550  Innogy Holdings Plc                                          1,513,368
         81,570  Johnson Matthey                                              1,072,965
        605,273  Kidde Plc                                                      577,866
        367,427  Kingfisher Plc                                               1,969,620
        532,860  Ladbroke Group                                               1,680,700
      1,569,186  Lattice Group Plc                                            3,756,430
        904,480  Legal & General Group Plc                                    1,918,945
        665,120  Lloyds TSB Group Plc                                         6,397,071
         39,438  Lonmin Plc                                                     666,584
        393,650  Marks & Spencer                                              2,093,487
      1,512,501  mmO2 Plc*                                                    1,411,926
         71,490  Morgan Crucible                                                165,829
        211,600  National Grid Group Plc                                      1,383,454
        634,940  National Power*                                              1,616,506
         56,280  Northern Rock Plc                                              542,093
        177,717  P&O Princess Cruises Plc                                     1,030,588

12            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 UNITED KINGDOM -- CONTINUED
        377,717  Peninsular & Oriental Steam Navigation Co                    1,124,581
        317,000  PHS Group Plc                                                  385,594
        458,933  Powergen Plc                                                 4,998,184
        214,596  Prudential Corp                                              1,991,121
        108,520  Railtrack Group Plc(a)                                          92,094
        328,240  Rank Group Plc                                               1,160,657
        210,690  Reed International Plc                                       1,887,830
        792,020  Rentokil Initial Plc                                         2,988,222
        214,669  Reuters Holdings Plc                                         1,591,010
        102,200  Rexam Plc                                                      630,968
        125,441  RMC Group                                                    1,011,315
        124,300  Rolls-Royce                                                    283,054
        552,832  Royal & Sun Alliance Insurance Group                         2,040,826
        174,071  Royal Bank of Scotland Group                                 4,264,288
        221,370  Sainsbury (J)                                                1,309,565
        407,421  Scottish & Newcastle Plc                                     3,198,222
        336,960  Scottish Hydro-Electric Plc                                  3,026,386
        397,000  Scottish Power Plc                                           2,397,677
        452,863  Severn Trent Plc                                             4,698,283
      1,162,850  Shell Transport & Trading (Registered)                       8,092,096
        412,160  Smith (David S.) Holdings Plc                                  953,138
        130,000  South African Breweries Plc                                    860,521
        143,400  SSL International Plc                                        1,103,368
        140,434  Standard Chartered Plc                                       1,372,532
        226,228  TI Automotive Ltd(a)*                                               --
        389,546  Tomkins Plc                                                  1,338,866
        233,447  Trinity Mirror Plc                                           1,398,344
        477,632  Unilever Plc                                                 3,958,797
        338,384  United Utilities                                             2,888,413
        271,030  Viglen Technology Plc (Entitlement Letters)(a)*                     --
        228,180  Viridian Group Plc                                           1,694,373
      2,863,940  Vodafone Group Plc                                           5,417,887
        188,354  Whitebread Plc                                               1,699,682
        208,676  Wolseley                                                     1,762,053
                                                                          -------------
                                                                            225,375,671
                                                                          -------------

              See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES       DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 UNITED STATES -- 0.3%
        227,900  Freeport-McMoran Copper & Gold*                              3,338,735
                                                                          -------------

                 TOTAL COMMON STOCKS (COST $1,252,054,163)                1,198,335,477
                                                                          -------------
                 PREFERRED STOCKS -- 2.2%
                 AUSTRALIA -- 0.0%
        119,000  News Corporation Ltd 0.68%                                     625,889
                                                                          -------------
                 BRAZIL -- 0.1%
     88,610,000  Gerdau SA                                                      984,138
                                                                          -------------
                 FRANCE -- 0.1%
         16,158  Etablissements Economiques du Casino Guichard Perrachon
                   2.57%                                                        789,682
                                                                          -------------
                 GERMANY -- 1.7%
        276,660  Bayerische Motoren Werke AG 1.81%                            6,655,236
         55,000  Rheinmetall AG 2.41%                                           975,287
        187,604  Rheinmetall AG 4.17%                                         1,846,718
         53,890  Villeroy & Boch AG (Non Voting) 6.83%                          501,110
        410,749  Volkswagen AG 3.46%                                         12,613,075
                                                                          -------------
                                                                             22,591,426
                                                                          -------------
                 ITALY -- 0.2%
         90,433  Fiat SPA 2.71%                                                 823,704
         38,571  IFI Istituto Finanziario Industries 2.81%                      715,656
         70,578  Societa Assicuratrice Industriale SPA (SAI) 3.95%              520,756
                                                                          -------------
                                                                              2,060,116
                                                                          -------------
                 THAILAND -- 0.1%
      1,443,380  Siam Commercial Bank Ltd*                                      891,791
                                                                          -------------

                 TOTAL PREFERRED STOCKS (COST $28,765,886)                   27,943,042
                                                                          -------------

              See accompanying notes to the financial statements.
14

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES/
   PAR VALUE     DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 CONVERTIBLE SECURITIES -- 0.2%
                 JAPAN -- 0.2%
JPY 456,000,000  Internet Initiative Japan Inc, 144A, 1.75%, due
                   03/31/05                                                   2,691,874
                                                                          -------------

                 TOTAL CONVERTIBLE SECURITIES (COST $4,022,074)               2,691,874
                                                                          -------------
                 DEBT OBLIGATIONS -- 0.1%
                 UNITED KINGDOM -- 0.1%
GBP   102,000    BG Transco Holdings Plc Index Linked, 4.186%, due
                   12/14/22                                                     166,602
GBP   102,000    BG Transco Holdings Plc, 4.98%, Variable Rate, due
                   12/14/09                                                     143,297
GBP   102,000    BG Transco Holdings Plc, 7.00%, due 12/16/24                   157,878
GBP    35,888    British Aerospace Plc, 7.45%, due 11/30/03                      23,857
                                                                          -------------
                                                                                491,634
                                                                          -------------

                 TOTAL DEBT OBLIGATIONS (COST $409,871)                         491,634
                                                                          -------------
                 INVESTMENT FUNDS -- 0.0%
                 UNITED STATES -- 0.0%
         38,500  Alliance Korean Investment Fund A*                             352,660
                                                                          -------------

                 TOTAL INVESTMENT FUNDS (COST $327,839)                         352,660
                                                                          -------------
                 RIGHTS AND WARRANTS -- 0.0%
                 FRANCE -- 0.0%
         85,957  Cap Gemini SA Warrants, Expires 3/31/03*                        25,280
                                                                          -------------
                 ITALY -- 0.0%
         68,334  Banca Intesa SPA Warrants, Expires 11/15/02*                   226,978
                                                                          -------------
                 THAILAND -- 0.0%
         24,385  Thai Telephone & Telecom Warrants, Expires 9/29/06
                   (Foreign Registered)*                                            865
                                                                          -------------
                 UNITED KINGDOM -- 0.0%
         55,297  Imperial Chemical Industries Plc Rights, Expires
                   3/21/02*                                                      74,301
                                                                          -------------

                 TOTAL RIGHTS AND WARRANTS (COST $383,096)                      327,424
                                                                          -------------

              See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES/
   PAR VALUE     DESCRIPTION                                                VALUE ($)
---------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS -- 7.8%
                 CASH EQUIVALENTS -- 7.8%
USD  23,600,000  Bank of Scotland Time Deposit, 1.81%, due 3/01/02           23,600,000
EUR  37,189,000  Euro Time Deposit, 3.30%, due 3/01/02                       32,167,394
    44,310,340   The Boston Global Investment Trust(c)                       44,310,340
                                                                          -------------
                                                                            100,077,734
                                                                          -------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $100,077,734)           100,077,734
                                                                          -------------
                 TOTAL INVESTMENTS -- 103.6%
                 (Cost $1,386,040,663)                                    1,330,219,845

                 Other Assets and Liabilities (net) -- (3.6%)               (46,279,240)
                                                                          -------------
                 TOTAL NET ASSETS -- 100.0%                               $1,283,940,605
                                                                          =============

                 NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

*    Non-income producing security.

+ Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

16            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

Additional information on each restricted security is as follows:

                                                                         MARKET
                                                                       VALUE AS A      MARKET
                                                                       PERCENTAGE   VALUE AS OF
                                           ACQUISITION   ACQUISITION   OF FUND'S    FEBRUARY 28,
                   ISSUER, DESCRIPTION        DATE          COST       NET ASSETS       2002
                   -------------------     -----------   -----------   ----------   ------------
                   Lihir Gold Ltd ADR       10/07/99     $1,454,640       0.09%      $1,184,840

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Bankrupt issuer.

(c)  Represents investment of security lending collateral (Note 1).

CURRENCY ABBREVIATIONS:

EUR - Euro
GBP - British Pound
JPY - Japanese Yen
USD - United States Dollar

              See accompanying notes to the financial statements.             17

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     21.4%
Consumer Discretionary                                         17.1
Industrials                                                    13.2
Utilities                                                       9.8
Materials                                                       8.8
Energy                                                          8.5
Consumer Staples                                                7.5
Telecommunication Services                                      6.5
Health Care                                                     4.4
Information Technology                                          2.5
Materials & Processing                                          0.3
                                                              -----
                                                              100.0%
                                                              =====

18            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $41,627,308 (cost $1,386,040,663)
    (Note 1)                                                  $1,330,219,845
   Cash                                                               33,621
   Foreign currency, at value (cost $6,886,394) (Note 1)           6,217,684
   Receivable for investments sold                                   838,868
   Receivable for Fund shares sold                                        65
   Dividends and interest receivable                               1,290,777
   Foreign taxes receivable                                          765,108
                                                              --------------
      Total assets                                             1,339,365,968
                                                              --------------

LIABILITIES:
   Payable for investments purchased                               9,724,838
   Payable upon return of securities loaned (Note 1)              44,310,340
   Payable for Fund shares repurchased                               312,104
   Payable to affiliate for (Note 2):
      Management fee                                                 505,309
      Shareholder service fee                                        145,646
      12b-1 Distribution fee                                               1
      Administration fee                                                   1
   Accrued expenses                                                  427,124
                                                              --------------
      Total liabilities                                           55,425,363
                                                              --------------
NET ASSETS                                                    $1,283,940,605
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,368,471,118
   Accumulated undistributed net investment income                 9,509,502
   Accumulated net realized loss                                 (37,522,020)
   Net unrealized depreciation                                   (56,517,995)
                                                              --------------
                                                              $1,283,940,605
                                                              ==============

NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $  100,127,122
                                                              ==============
   Class III shares                                           $1,049,455,675
                                                              ==============
   Class IV shares                                            $  134,356,939
                                                              ==============
   Class M shares                                             $          869
                                                              ==============

              See accompanying notes to the financial statements.             19

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED) -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

SHARES OUTSTANDING:
   Class II                                                       10,077,824
                                                              ==============
   Class III                                                     105,431,389
                                                              ==============
   Class IV                                                       13,495,441
                                                              ==============
   Class M                                                                87
                                                              ==============

NET ASSET VALUE PER SHARE:
   Class II                                                   $         9.94
                                                              ==============
   Class III                                                  $         9.95
                                                              ==============
   Class IV                                                   $         9.96
                                                              ==============
   Class M                                                    $         9.93
                                                              ==============

20            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $2,721,848)         $  27,131,937
   Interest (including securities lending income of
    $1,094,162)                                                   4,596,406
                                                              -------------
      Total income                                               31,728,343
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                        7,274,098
   Custodian fees                                                   841,517
   Legal fees                                                        62,876
   Audit fees                                                        55,537
   Transfer agent fees                                               50,908
   Registration fees                                                 37,159
   Trustees fees (Note 2)                                            16,239
   Miscellaneous                                                     55,610
   Fees reimbursed by Manager (Note 2)                           (1,084,904)
                                                              -------------
                                                                  7,309,040
   Shareholder service fee (Note 2) - Class II                      167,998
   Shareholder service fee (Note 2) - Class III                   1,502,557
   Shareholder service fee (Note 2) - Class IV                      120,842
                                                              -------------
   12b-1 Distribution fee (Note 2) - Class M                              1
                                                              -------------
   Administration fee (Note 2) - Class M                                  1
                                                              -------------
      Net expenses                                                9,100,439
                                                              -------------
         Net investment income                                   22,627,904
                                                              -------------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on:
      Investments                                               (30,716,588)
      Foreign currency, forward contracts and foreign
       currency related transactions                             (1,224,850)
                                                              -------------

         Net realized loss                                      (31,941,438)
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (96,666,278)
      Foreign currency, forward contracts and foreign
       currency related transactions                             (2,677,087)
                                                              -------------

         Net unrealized loss                                    (99,343,365)
                                                              -------------

      Net realized and unrealized loss                         (131,284,803)
                                                              -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(108,656,899)
                                                              =============

              See accompanying notes to the financial statements.             21

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   22,627,904     $   20,694,064
   Net realized gain (loss)                                  (31,941,438)       123,305,856
   Change in net unrealized appreciation (depreciation)      (99,343,365)      (164,573,333)
                                                          --------------     --------------
   Net decrease in net assets from operations               (108,656,899)       (20,573,413)
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class II                                                  (913,145)        (1,393,077)
      Class III                                              (11,258,163)       (23,220,397)
      Class IV                                                (1,559,674)        (3,389,003)
                                                          --------------     --------------
      Total distributions from net investment income         (13,730,982)       (28,002,477)
                                                          --------------     --------------
   Net realized gains
      Class II                                                  (667,887)        (7,119,223)
      Class III                                              (10,672,198)      (114,864,146)
      Class IV                                                (1,492,707)       (16,365,782)
                                                          --------------     --------------
      Total distributions from net realized gains            (12,832,792)      (138,349,151)
                                                          --------------     --------------
                                                             (26,563,774)      (166,351,628)
                                                          --------------     --------------
   Net share transactions: (Note 4)
      Class II                                                43,713,899         10,966,210
      Class III                                              143,493,669        152,314,121
      Class IV                                                 6,306,235         25,339,336
      Class M                                                        858                 --
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                             193,514,661        188,619,667
                                                          --------------     --------------
      Total increase in net assets                            58,293,988          1,694,626
NET ASSETS:
   Beginning of period                                     1,225,646,617      1,223,951,991
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $9,509,502 and
    overdistributed net investment income of $792,967,
    respectively)                                         $1,283,940,605     $1,225,646,617
                                                          ==============     ==============

22            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         YEAR ENDED FEBRUARY 28/29,
                                            ----------------------------------------------------
                                              2002       2001       2000       1999       1998
                                            --------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD        $  11.21    $ 13.14    $ 11.79    $ 12.09    $ 10.65
                                            --------    -------    -------    -------    -------

Income from investment operations:
   Net investment income                        0.16(b)    0.20(b)    0.17(b)    0.20(b)    0.18(b)
   Net realized and unrealized gain
     (loss)                                    (1.20)     (0.41)      2.89      (0.14)      1.48
                                            --------    -------    -------    -------    -------

      Total from investment operations         (1.04)     (0.21)      3.06       0.06       1.66
                                            --------    -------    -------    -------    -------

Less distributions to shareholders:
   From net investment income                  (0.11)     (0.29)     (0.21)     (0.25)     (0.22)
   From net realized gains                     (0.12)     (1.43)     (1.50)     (0.11)     (0.00)(c)
                                            --------    -------    -------    -------    -------

      Total distributions                      (0.23)     (1.72)      1.71      (0.36)     (0.22)
                                            --------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD              $   9.94    $ 11.21    $ 13.14    $ 11.79    $ 12.09
                                            ========    =======    =======    =======    =======
TOTAL RETURN(a)                                (9.37)%    (1.84)%    25.63%      0.36%     15.94%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $100,127    $61,681    $60,278    $33,780    $53,949
   Net expenses to average daily net
     assets                                     0.82%      0.82%      0.82%      0.82%      0.82%
   Net investment income to average
     daily net assets                           1.56%      1.63%      1.28%      1.64%      1.60%
   Portfolio turnover rate                        22%        38%        35%        27%        19%
   Fees and expenses reimbursed by the
     Manager to average daily net assets        0.09%      0.09%      0.10%      0.25%      0.25%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.
(c)  The distribution from net realized gains was less than $.01 per share.

              See accompanying notes to the financial statements.             23

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                              YEAR ENDED FEBRUARY 28/29,
                                            --------------------------------------------------------------
                                               2002          2001          2000         1999        1998
                                            ----------    ----------    ----------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD        $    11.22    $    13.16    $    11.81    $  12.10    $  10.66
                                            ----------    ----------    ----------    --------    --------

Income from investment operations:
   Net investment income                          0.19(b)       0.21(b)       0.20(b)     0.20(b)     0.21(b)
   Net realized and unrealized gain
     (loss)                                      (1.23)        (0.43)         2.86       (0.12)       1.45
                                            ----------    ----------    ----------    --------    --------

      Total from investment operations           (1.04)        (0.22)         3.06        0.08        1.66
                                            ----------    ----------    ----------    --------    --------

Less distributions to shareholders:
   From net investment income                    (0.11)        (0.29)        (0.21)      (0.26)      (0.22)
   From net realized gains                       (0.12)        (1.43)        (1.50)      (0.11)      (0.00)(c)
                                            ----------    ----------    ----------    --------    --------

      Total distributions                        (0.23)        (1.72)        (1.71)      (0.37)      (0.22)
                                            ----------    ----------    ----------    --------    --------
NET ASSET VALUE, END OF PERIOD              $     9.95    $    11.22    $    13.16    $  11.81    $  12.10
                                            ==========    ==========    ==========    ========    ========
TOTAL RETURN(a)                                  (9.33)%       (1.85)%       25.65%       0.48%      15.95%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $1,049,456    $1,019,541    $1,022,498    $927,108    $847,427
   Net expenses to average daily net
     assets                                       0.75%         0.75%         0.75%       0.75%       0.75%
   Net investment income to average
     daily net assets                             1.88%         1.71%         1.48%       1.60%       1.80%
   Portfolio turnover rate                          22%           38%           35%         27%         19%
   Fees and expenses reimbursed by the
     Manager to average daily net assets          0.09%         0.09%         0.10%       0.25%       0.25%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.
(c)  The distribution from net realized gains was less than $.01 per share.

24            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           YEAR ENDED FEBRUARY 28/29,
                                            --------------------------------------------------------
                                              2002        2001        2000        1999       1998+
                                            --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD        $  11.22    $  13.16    $  11.81    $  12.11    $  10.90
                                            --------    --------    --------    --------    --------

Income from investment operations:
   Net investment income                        0.20(c)     0.22(c)     0.21(c)     0.22(c)     0.00(b)(c)
   Net realized and unrealized gain
     (loss)                                    (1.22)      (0.43)       2.86       (0.15)       1.21
                                            --------    --------    --------    --------    --------

      Total from investment operations         (1.02)      (0.21)       3.07        0.07        1.21
                                            --------    --------    --------    --------    --------

Less distributions to shareholders:
   From net investment income                  (0.12)      (0.30)      (0.22)      (0.26)         --
   From net realized gains                     (0.12)      (1.43)      (1.50)      (0.11)         --
                                            --------    --------    --------    --------    --------

      Total distributions                      (0.24)      (1.73)      (1.72)      (0.37)         --
                                            --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD              $   9.96    $  11.22    $  13.16    $  11.81    $  12.11
                                            ========    ========    ========    ========    ========
TOTAL RETURN(a)                                (9.19)%     (1.79)%     25.74%       0.53%      11.10%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $134,357    $144,425    $141,175    $130,760    $219,785
   Net expenses to average daily net
     assets                                     0.69%       0.69%       0.69%       0.69%       0.69%*
   Net investment income to average
     daily net assets                           1.97%       1.77%       1.55%       1.81%       0.26%*
   Portfolio turnover rate                        22%         38%         35%         27%         19%
   Fees and expenses reimbursed by the
     Manager to average daily net assets        0.09%       0.09%       0.10%       0.25%       0.25%

+    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
*    Annualized.
**   Not Annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Net investment income earned was less than $.01 per share.
(c)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             25

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                 JANUARY 25, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $     9.85
                                                                    ----------

Income from investment operations:
   Net investment income                                                  0.00(b)(c)
   Net realized and unrealized gain                                       0.08
                                                                    ----------

      Total from investment operations                                    0.08
                                                                    ----------
NET ASSET VALUE, END OF PERIOD                                      $     9.93
                                                                    ==========
TOTAL RETURN(a)                                                           0.81%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                $        1
   Net expenses to average daily net assets                               1.05%*
   Net investment income to average daily net assets                      0.35%*
   Portfolio turnover rate                                                  22%
   Fees and expenses reimbursed by the Manager to average
     daily net assets                                                     0.09%*

*    Annualized.
**   Not Annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.
(c)  Net investment income earned was less than $.01 per share.

26            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Morgan Stanley Capital International EAFE Index.

      Throughout the year ended February 28, 2002, the Fund offered Class II, Class III and Class IV shares. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      Effective January 25, 2002, the Fund began to offer a fourth class of shares: Class M. Class M shares bear an administrative fee and a 12-b 1 fee. (See Note 2)

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2002.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, there were no outstanding futures contracts.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $41,627,308 collateralized by cash in the amount of $44,310,340 which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $13,793,543; and long-term capital gains -- $12,770,231.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $12,414,488 of undistributed ordinary income. Temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $23,898,414 expiring in 2010. The Fund has elected to defer to March 1, 2002 post-October capital losses of $11,953,014.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency and passive foreign investment company transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,405,547         $(4,379,756)      $2,974,209

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

      The Fund pays GMO an administrative fee monthly at the annual rate of .20% of average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets to the Distributor for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees (Classes II, III, IV only), administrative fee (Class M only), 12b-1 fee (Class M only), fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $16,239. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002 aggregated $455,896,910 and $252,055,655, respectively.

      At February 28, 2002 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $1,390,186,124    $121,393,535     $(181,359,814)    $(59,966,279)

4.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended               Year Ended
                                                           February 28, 2002       February 28, 2001
                                                        -----------------------  ----------------------
                                                          Shares      Amount      Shares      Amount
         Class II:                                      ----------  -----------  ---------  -----------
         Shares sold                                     6,901,919  $66,851,376  1,000,696  $12,278,463
         Shares issued to shareholders
           in reinvestment of distributions                147,774    1,500,948    722,497    8,454,671
         Shares repurchased                             (2,475,524) (24,638,425)  (806,241)  (9,766,924)
                                                        ----------  -----------  ---------  -----------
         Net increase                                    4,574,169  $43,713,899    916,952  $10,966,210
                                                        ==========  ===========  =========  ===========

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

                                                                Year Ended                 Year Ended
                                                            February 28, 2002          February 28, 2001
                                                        --------------------------  ------------------------
                                                          Shares        Amount        Shares       Amount
         Class III:                                     -----------  -------------  ----------  ------------
         Shares sold                                     26,800,942  $ 274,364,642   7,301,945  $ 88,782,557
         Shares issued to shareholders
           in reinvestment of distributions               1,685,173     17,307,866  10,951,305   128,088,774
         Shares repurchased                             (13,914,112)  (148,178,839) (5,096,356)  (64,557,210)
                                                        -----------  -------------  ----------  ------------
         Net increase                                    14,572,003  $ 143,493,669  13,156,894  $152,314,121
                                                        ===========  =============  ==========  ============

                                                                Year Ended                 Year Ended
                                                            February 28, 2002          February 28, 2001
                                                        --------------------------  ------------------------
                                                          Shares        Amount        Shares       Amount
         Class IV:                                      -----------  -------------  ----------  ------------
         Shares sold                                        423,565  $   4,206,000   3,316,367  $ 40,505,000
         Shares issued to shareholders
           in reinvestment of distributions                 203,713      2,100,235   1,512,306    17,664,233
         Shares repurchased                                      --             --  (2,687,361)  (32,829,897)
                                                        -----------  -------------  ----------  ------------
         Net increase                                       627,278  $   6,306,235   2,141,312  $ 25,339,336
                                                        ===========  =============  ==========  ============

                                                                   Period from January 25,
                                                                             2002
                                                                       (commencement of
                                                                         operations)
                                                                  through February 28, 2002
                                                                  --------------------------
                                                                     Shares        Amount
         Class M:                                                 ------------  ------------
         Shares sold                                                    87          $858
         Shares issued to shareholders
           in reinvestment of distributions                             --            --
         Shares repurchased                                             --            --
                                                                      ----          ----
         Net increase                                                   87          $858
                                                                      ====          ====

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $2,722,935 and recognized foreign source income of $29,853,785.

      For the fiscal year ended February 28, 2002, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 48.07% as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the fiscal year ended February 28, 2002, the Foreign Small Companies Fund rose 1.6%, outperforming its SSB EMI World Ex-U.S. Index benchmark by 15.1% after fees. The Fund's benchmark fell 13.5%. Both stock and country selection contributed to the outperformance.

GMO country selection added 4.1% to returns during the fiscal year. The GMO Foreign Small Companies Fund had no exposure to Greece and Portugal, the markets with the two worst returns, plummeting 40.3% and 29.2%, respectively. The Portugal index fell due to poor performance from the larger companies whose operations in Latin America may render them susceptible to the problems in Argentina. We also maintained underweights in the next two worst performing markets, Switzerland and the Netherlands. The small cap index in Switzerland, down 25.5%, was hurt by the well-broadcast failure of SAirGroup (parent of Swissair) and a crash in a preponderance of tech and tech-related names (with former growth darlings like Ascom and Swisslog down 80%, for example). As value buyers we were able to avoid this pain. The small cap sector of the Dutch market, down 24.4%, suffered from a flight to liquidity and a hefty representation of tech related names. Weak balance sheets and global cyclical exposure brought their own cloud to this market. Despite a sharp recovery in February, Japan finished the Fund's fiscal year as one of the worst performing markets in the developed world, with a fall of 21.5%. We were underweight in Japan throughout the fiscal year. Three consecutive quarters of shrinkage in real GDP and continued deflation turned many small companies into even smaller companies, especially those already plagued with weak balance sheets.

The following seven benchmark country indices had positive absolute returns this fiscal year: South Korea, Czech Republic, Australia, New Zealand, Singapore, Canada, and Finland. South Korea had the best return of +42.5%, followed by the Czech Republic at +34.6%. It should be noted that South Korea and the Czech Republic were only in the index for part of the year. The Australia and New Zealand markets, up 14.3% and 7.4%, respectively, benefited from their exposure to gold stocks. We were overweight in both of these markets.

While it did not generate a positive return, the United Kingdom was the best performing major SSB EMI market with a return of -9.6%. In comparison to other European markets, the UK market has a greater proportion of defensive consumer stocks and a lower TMT (technology, media, and telecom) weighting. In addition, GDP growth in the UK remained higher than its European counterparts.

GMO stock selection added 11.0% to returns during the fiscal year. Stock selection was particularly strong in the United Kingdom, Germany, South Korea, and Canada. The UK portfolio benefited from a focus on domestic cyclical stocks. With the UK economy in better shape than other major economies around the world and with interest rates declining, small domestic companies were the place to be. Small stocks, after having been totally ignored during the TMT boom, were at extremely cheap ratings at the beginning of the

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

year. Many traded at single-digit P/Es while having double-digit growth. Large holdings in interest rate sensitive financial stocks such as Northern Rock (+38%) and Anglo Irish Bank (+21%), and construction stocks such as Jarvis (+100%), Balfour Beatty (+53%), and Kier Group (+57%) helped the UK portfolio significantly outperform its benchmark. Our German small caps are also mainly cyclical stocks, which were sharply up for the year. We benefited from a strong rebound in the stocks that we bought during the September sell-off. In Korea, pharmaceutical and retailing companies had the greatest impact. The Canadian portfolio did well as Rothmans continued to ratchet up, irrespective of general economic or market conditions. Other good performers included Oxford Properties (taken over) and Teck Corp.

We closed our currency hedge against the Korean won in August of 2001, and are currently unhedged.

OUTLOOK

After a banner 2001 there is still potential for investors in small cap international value stocks. Small companies continue to be underpriced relative to their larger peers. The popularity of larger names at the expense of the smaller names that occurred in the late 1990s has only partially been erased. As the global economy recovers from the economic slowdown, we are convinced that the catch-up will extend further.

International Small Cap stocks offer diversification benefits to U.S., international developed equities, and emerging market equities. We remain confident of our ability to add alpha in this less efficient area of the market.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   FOREIGN SMALL COMPANIES FUND-III
As Of: 2/28/2002
Date                                     GMO Foreign Small     Salomon Smith Barney
                                            Companies Fund  EMI World ex-U.S. Index
1/04/1995                                        10,000.00                10,000.00
3/31/1995                                         9,936.14                10,061.95
6/30/1995                                        10,244.20                10,057.03
9/30/1995                                        10,744.27                10,454.87
12/31/1995                                       10,836.38                10,654.54
3/31/1996                                        11,429.53                11,266.87
6/30/1996                                        12,284.73                11,764.65
9/30/1996                                        12,227.85                11,498.54
12/31/1996                                       13,230.05                11,427.33
3/31/1997                                        13,178.65                11,216.90
6/30/1997                                        14,234.81                12,023.27
9/30/1997                                        14,173.02                11,538.68
12/31/1997                                       12,726.83                10,351.65
3/31/1998                                        14,109.68                12,132.27
6/30/1998                                        13,987.63                12,088.29
9/30/1998                                        11,554.38                10,259.20
12/31/1998                                       13,301.03                11,609.33
3/31/1999                                        13,705.75                11,774.35
6/30/1999                                        15,598.25                12,498.32
9/30/1999                                        17,110.71                13,133.82
12/31/1999                                       18,823.65                14,366.12
3/31/2000                                        19,045.48                14,658.24
6/30/2000                                        18,686.41                14,402.54
9/30/2000                                        17,378.36                13,644.43
12/31/2000                                       17,366.91                12,885.39
3/31/2001                                        17,216.55                11,511.74
6/30/2001                                        18,344.27                11,861.75
9/30/2001                                        16,613.28                10,034.01
12/31/2001                                       18,001.78                10,862.34
2/28/2002                                        18,483.63                10,812.44
Average Annual Returns (%)
Inception                                        1/04/1995
1yr                                                    5yr   10 Year/Inception Date
1.59                                                  6.85                     8.96
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Each performance figure assumes
purchase at the beginning and
redemption at the end of the stated
period. Past performance is not
indicative of future performance.
Information is unaudited.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.9%
               AUSTRALIA -- 6.7%
      220,000  Amcor Ltd                                                      859,823
    1,059,304  Brazin Ltd                                                   1,241,145
      480,797  Consolidated Rutile Ltd                                        317,649
    1,187,914  David Jones Ltd                                                692,850
    1,085,000  Goodman Fielder Ltd                                            873,635
      220,445  Insurance Australia Group Ltd                                  368,656
      441,472  John Fairfax Holdings Ltd                                      824,418
      714,000  Lihir Gold Ltd*                                                552,797
        6,000  Lihir Gold Ltd ADR+*                                            93,540
      255,000  Lion Nathan Ltd                                                607,681
    1,608,112  MIM Holdings Ltd                                             1,090,655
      371,000  Oil Search Ltd*                                                202,981
      350,000  Pacifica Group Ltd                                             649,807
      825,000  Pasminco Ltd(a)*                                                    --
      495,000  Simeon Wines Ltd                                               779,257
      140,000  TABCORP Holdings Ltd                                           809,179
                                                                        -------------
                                                                            9,964,073
                                                                        -------------
               AUSTRIA -- 1.0%
        6,000  Erste Bank Der Oesterreichischen Sparkassen AG                 327,074
       12,358  Oesterreichische Brau Beteiligungs AG                          565,484
        7,900  OMV AG                                                         665,583
                                                                        -------------
                                                                            1,558,141
                                                                        -------------
               BELGIUM -- 0.9%
          167  Cie Francois D'Enterprises                                      38,858
       15,600  Fortis NV*                                                     346,661
        9,500  Omega Pharma SA                                                411,697
        5,000  Solvay Et Cie                                                  332,376
        3,300  Unibra SA                                                      206,951
                                                                        -------------
                                                                            1,336,543
                                                                        -------------
               BRAZIL -- 0.7%
      150,000  Cia de Concessoes Rodoviarias*                               1,096,863
                                                                        -------------
               CANADA -- 4.5%
      525,000  Atacama Minerals Corp*                                         229,050

              See accompanying notes to the financial statements.              1

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CANADA -- CONTINUED
      110,000  Hudson's Bay Co                                                980,398
       45,000  Inco Ltd*                                                      835,800
       90,600  Kap Resources Ltd(a)*                                              565
      285,000  Norske Skog Canada Ltd                                       1,323,351
       35,000  Placer Dome Inc                                                405,310
       14,000  Rothmans Inc*                                                  277,391
      156,000  Teck Corp Class B                                            1,380,660
       73,000  Tembec Inc Class A*                                            564,181
       93,500  TimberWest Forest Corp*                                        777,977
                                                                        -------------
                                                                            6,774,683
                                                                        -------------
               FINLAND -- 4.4%
       70,000  Asko Oyj                                                     1,253,385
      120,900  Aspocomp Group Oyj                                             880,551
      113,000  Jaakko Poyry Group                                           1,769,184
      130,000  Metso Oyj                                                    1,461,850
      166,664  M-real Oyj                                                   1,254,230
                                                                        -------------
                                                                            6,619,200
                                                                        -------------
               FRANCE -- 5.5%
       13,000  Assurances Generales de France (Bearer)                        617,351
        2,400  Bail-Investissement                                            280,052
        8,000  BIC SA                                                         269,880
       20,216  Buffalo Grill                                                  194,978
      138,000  Canal Plus                                                     446,444
        2,200  Christian Dalloz                                               199,815
        1,520  Christian Dior SA                                               53,907
       15,500  Cie Generale D'Optique Essilor International SA                521,954
        3,656  Clarins                                                        229,277
        2,100  Compagnie Fonciere Klepierre                                   209,806
        3,307  Credit National                                                261,169
        2,550  Damart SA                                                      208,333
        1,300  Etablissements Economiques du Casino Guichard-Perrachon
                 SA                                                            85,406
      130,000  Eurotunnel SA Units (Bearer)*                                  113,575
       57,000  Fimatex*                                                       173,061
        2,200  Gaumont SA*                                                     91,344
       19,200  GFI Industries SA                                              382,482
       31,869  GrandVision SA                                                 537,275
        1,544  Groupe Partouche                                                94,023
        3,000  Guyenne et Gascogne SA                                         220,575

2             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
        1,900  Imetal                                                         199,850
        3,200  Lagardere Groupe                                               130,207
        1,351  SAGA*                                                           44,407
        6,500  Seb SA                                                         447,551
       11,780  Societe Eurafrance SA                                          614,439
       14,503  Sophia (EX-SFI)                                                398,809
        4,100  SPIE Batignolles                                               205,697
        4,468  Virbac SA (Societe)                                            456,049
       12,000  Worms et Compagnie SA                                          207,600
       12,800  Zodiac SA                                                      254,656
                                                                        -------------
                                                                            8,149,972
                                                                        -------------
               GERMANY -- 6.6%
       12,300  Adidas Salomon AG                                              794,771
       40,000  Bilfinger & Berger                                             821,750
        2,650  Brau und Brunnen*                                               70,945
       30,000  Commerzbank AG                                                 495,645
      110,200  Continental AG                                               1,587,128
        8,028  Depfa Deutsche Pfandbriefbank AG*                              528,455
       46,800  Fraport AG Frankfurt Airport Services Worldwide*             1,202,315
       40,000  Gildemeister AG                                                354,650
       39,573  K&S AG                                                         801,339
       95,000  Lufthansa AG                                                 1,466,824
       14,500  Stada Arzneimittel AG                                          496,056
       30,000  Stinnes AG                                                     626,693
       46,522  Suedzucker AG                                                  684,106
                                                                        -------------
                                                                            9,930,677
                                                                        -------------
               HONG KONG -- 4.2%
      843,401  Akai Holdings Ltd(a)(b)*                                         1,081
      800,000  Amoy Properties Ltd                                            789,820
      600,000  Cathay Pacific Airways                                         900,087
    1,080,000  Goldlion Holdings Ltd                                           62,314
      783,119  Great Eagle Holdings Ltd                                       853,481
    1,030,000  Hang Lung Development Co Ltd                                   878,225
      228,650  Hanison Construction Holdings Ltd*                              11,434
    1,829,200  HKR International Ltd                                          504,251
      107,200  Hong Kong Aircraft Engineering Co Ltd                          195,865
      784,714  Hysan Development Co Ltd                                       794,851
       60,000  Jardine Matheson Holdings Ltd                                  336,000

              See accompanying notes to the financial statements.              3

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HONG KONG -- CONTINUED
      190,000  Liu Chong Hing Bank Ltd                                        192,454
      837,090  New World Development Co Ltd                                   676,176
      268,000  South China Morning Post Ltd                                   151,194
                                                                        -------------
                                                                            6,347,233
                                                                        -------------
               INDIA -- 0.2%
      385,000  Aptech Ltd GDR*                                                221,375
       18,200  Videsh Sanchar Nigam Ltd ADR                                   123,578
                                                                        -------------
                                                                              344,953
                                                                        -------------
               IRELAND -- 1.8%
      323,173  Anglo Irish Bank Corp                                        1,348,433
      507,600  Fyffes Plc                                                     549,231
      146,000  Greencore Group                                                401,602
      180,000  IFG Group Plc                                                  451,530
                                                                        -------------
                                                                            2,750,796
                                                                        -------------
               ITALY -- 1.3%
      195,800  Banca Intesa SPA                                               455,597
       32,000  Buzzi Unicem SPA                                               240,262
      150,500  ERG SPA                                                        528,541
        3,400  Ericsson SPA                                                    72,055
        2,216  Grouppo Editoriale L'Espresso                                    6,862
      185,000  Locazione Attrezzature SPA                                     118,579
       24,000  Marzotto (Gaetano&figli) SPA                                   181,650
       30,000  Pagnossin SPA*                                                  75,125
       70,000  Rinascente per l'Esercizio di Grandi Magazzini SPA             236,751
                                                                        -------------
                                                                            1,915,422
                                                                        -------------
               JAPAN -- 14.0%
       58,000  Cawachi Ltd                                                  2,999,141
      100,000  Daikin Industries Ltd                                        1,681,300
      150,000  Dainippon Pharmaceutical Co Ltd                              1,431,347
      200,000  Fuji Heavy Industries Ltd                                    1,059,593
       50,000  Fukuda Denshi Ltd                                            1,090,977
      101,000  Higo Bank Ltd                                                  327,547
      290,000  JACCS Co                                                       734,616
       50,000  Kanamoto Co Ltd                                                164,767
      100,000  KOA Corp                                                       677,004

4             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       43,000  Koei Co Ltd                                                  1,143,882
       42,000  Kose Corp                                                    1,007,435
      500,000  Nippon Paint Co                                              1,016,253
      210,000  Okamura Corp                                                   922,698
       50,000  Sanki Engineering                                              227,910
       70,000  Sanyo Chemical Industries                                      438,857
      397,000  Showa Shell Sekiyu                                           2,551,242
      185,000  TOC Co Ltd                                                     872,296
       70,000  Tokai Rubber Industries                                        491,687
       50,000  Tokyo Style Co Ltd                                             440,874
      208,000  Toyo Suisan Kaisha                                           1,591,571
                                                                        -------------
                                                                           20,870,997
                                                                        -------------
               MEXICO -- 0.3%
       12,500  Grupo Aeroportuario del Sureste SA ADR*                        165,625
      222,900  Grupo Imsa SA                                                  256,249
                                                                        -------------
                                                                              421,874
                                                                        -------------
               NETHERLANDS -- 1.1%
          360  Fugro NV                                                        17,625
        6,504  Geveke                                                         225,038
       22,000  Imtech NV                                                      466,235
       23,450  Kas Bank NV                                                    404,671
       27,200  Laurus NV*                                                      88,230
       19,441  Vendex NV                                                      218,614
        5,547  VNU NV                                                         164,097
       12,363  Wegener Arcade NV                                               96,246
                                                                        -------------
                                                                            1,680,756
                                                                        -------------
               NEW ZEALAND -- 1.1%
      230,000  Air New Zealand Class B*                                        35,763
      800,000  Evergreen Forests Ltd*                                         188,272
      432,500  Tourism Holdings Ltd                                           185,393
      750,000  Tranz Rail Holdings Ltd*                                     1,226,079
                                                                        -------------
                                                                            1,635,507
                                                                        -------------
               NORWAY -- 3.0%
      100,000  Ekornes AS                                                   1,010,022
      100,000  Hydralift ASA*                                                 886,575

              See accompanying notes to the financial statements.              5

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               NORWAY -- CONTINUED
       75,000  Norske Skogindustrier AS Class A                             1,355,112
       50,000  Ocean RIG ASA*                                                  49,659
      100,000  Petroleum Geo-Services*                                        555,512
       30,000  Prosafe ASA*                                                   407,375
       31,000  Smedvig A/S Class A                                            227,872
                                                                        -------------
                                                                            4,492,127
                                                                        -------------
               SINGAPORE -- 1.6%
      803,000  Allgreen Properties Ltd                                        495,341
      719,100  Dairy Farm International Holdings Ltd*                         499,775
      647,000  Singapore Land Ltd                                           1,186,735
      200,000  United Overseas Land                                           192,155
                                                                        -------------
                                                                            2,374,006
                                                                        -------------
               SOUTH AFRICA -- 0.8%
    3,957,400  Allan Gray Property Trust                                      706,385
      641,100  Marriott Property Fund                                          85,826
      148,700  Western Areas Gold Mining Co Ltd*                              450,182
                                                                        -------------
                                                                            1,242,393
                                                                        -------------
               SOUTH KOREA -- 4.3%
      200,000  Handsome Corp                                                1,480,474
       30,000  Hanil Cement Manufacturing*                                    827,102
       75,000  Hanmi Pharmaceutical Industrial Co. Ltd                      1,014,049
       35,970  Hotel Shilla Co                                                294,792
       78,270  Korea Electric Terminal Co*                                    863,163
       35,000  Samil Pharmaceutical Co*                                     1,060,125
      140,000  Woongjin.com Co Ltd                                            905,204
                                                                        -------------
                                                                            6,444,909
                                                                        -------------
               SPAIN -- 4.3%
       25,000  Actividades de Construccion y Servicios SA                     664,969
       50,000  Aguas de Barcelona                                             562,250
       50,000  Amadeus Global Travel Distribution*                            331,728
       77,000  Cortefiel SA                                                   377,650
       70,000  FENOSA SA                                                    1,074,763
       60,000  Gas Natural SDG SA                                           1,046,304
       40,000  Grupo Dragados SA                                              496,510
       35,000  Red Electrica de Espana                                        339,080

6             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SPAIN -- CONTINUED
       48,000  Tabacalera SA Class A                                          795,108
      140,034  Uralita SA                                                     770,383
                                                                        -------------
                                                                            6,458,745
                                                                        -------------
               SWEDEN -- 4.1%
       61,400  Autoliv Inc SDR                                              1,481,625
       43,644  Getinge Industrier AB Class B                                  834,186
       56,100  PerBio Science AB*                                           1,013,289
      150,000  SAAB AB Class B                                              1,684,370
       70,000  Sapa AB                                                      1,036,903
                                                                        -------------
                                                                            6,050,373
                                                                        -------------
               SWITZERLAND -- 2.6%
        1,000  Belimo Automation AG                                           293,358
        6,600  Bobst Group AG (Registered)*                                   174,255
          280  Eichhof Holding AG                                             106,782
          850  Forbo Holdings AG (Registered)                                 228,409
        2,450  Geberit International AG                                       521,797
        2,000  Helvetia Patria Holding                                        266,369
        1,600  Hero AG                                                        189,627
          400  Jelmoli (Bearer)                                               321,521
        1,300  Jelmoli (Registered)                                           209,751
        1,000  Lonza AG                                                       630,720
        2,500  Merkur Holding AG (Registered)                                 420,969
        1,000  Schaffner Holding AG (Registered)                              199,484
          500  Sika Finanz AG (Bearer)                                        104,729
        1,000  Unique Zurich Airport                                           49,871
          330  Valiant Holding                                                182,387
                                                                        -------------
                                                                            3,900,029
                                                                        -------------
               THAILAND -- 0.1%
       79,200  Electricity Generating Pcl NVDR                                 74,307
                                                                        -------------
               UNITED KINGDOM -- 20.3%
      279,796  Aggregate Industries Plc                                       350,233
       80,000  Alliance & Leicester Plc                                       942,556
       70,000  Alliance Unichem Plc                                           543,059
      250,000  BICC Group                                                     806,208
      199,500  Bodycote International Plc                                     538,950

              See accompanying notes to the financial statements.              7

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      131,000  BPB Industries Plc                                             625,342
       67,250  British Energy Plc                                             199,749
      413,036  Caradon Plc                                                    774,063
      400,000  Carphone Warehouse Group Plc*                                  452,608
      125,000  Cattle's Plc                                                   541,008
      130,000  Computacenter Plc                                              604,020
      100,000  Cookson Group                                                  111,738
      220,924  Crest Nicholson                                                742,128
      140,000  Enterprise Oil                                               1,227,699
      332,793  FKI Plc                                                        743,710
       75,000  Imperial Tobacco Group Plc                                     993,970
      135,000  Jarvis Plc                                                   1,062,603
      700,000  Kidde Plc                                                      668,304
      125,044  Kier Group Plc                                               1,098,314
      205,000  Kingston Communications Plc*                                   239,210
       28,776  Lonmin Plc                                                     486,374
      125,000  Matalan Plc                                                    657,696
      150,000  Misys Plc                                                      554,798
       85,000  Morgan Crucible                                                197,167
      100,000  Mothercare Plc                                                 290,659
      105,000  Northern Rock Plc                                            1,011,367
       83,242  Pace Micro Technology Plc                                      343,499
      450,000  PHS Group Plc                                                  547,373
      100,000  Premier Farnell Plc                                            422,198
       50,000  Provident Financial Plc                                        459,680
      220,000  Rank Group Plc                                                 777,920
      140,000  Rexam Plc                                                      864,340
      175,000  RM Plc                                                         181,927
      300,000  Smith (David S.) Holdings Plc                                  693,763
       80,000  Smith (WH) Group Plc                                           552,182
      300,000  Somerfield Plc*                                                504,941
      100,000  Southwest Water                                                888,950
       80,000  SSL International Plc                                          615,547
      125,000  Tate & Lyle                                                    595,816
      300,000  Tomkins Plc                                                  1,031,098
       40,000  Travis Perkins Plc                                             519,651
       75,000  Trinity Mirror Plc                                             449,249
      330,000  TT Group Plc                                                   728,133
      110,000  Ultra Electronics Holdings                                     697,794
      130,000  Viridian Group Plc                                             965,328

8             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      185,000  Westbury Plc                                                   807,233
       80,000  Wolseley                                                       675,517
      100,000  Yorkshire Water                                                504,941
                                                                        -------------
                                                                           30,290,613
                                                                        -------------
               UNITED STATES -- 0.5%
       50,000  Freeport-McMoran Copper & Gold*                                732,500
                                                                        -------------

               TOTAL COMMON STOCKS (COST $138,513,799)                    143,457,692
                                                                        -------------
               PREFERRED STOCKS -- 1.0%
               FRANCE -- 0.1%
        2,400  Etablissements Economiques du Casino Guichard Perrachon
                 2.57%                                                        117,294
                                                                        -------------
               GERMANY -- 0.4%
       15,686  Koegel Fahrzeugwerke AG 12.89%                                  63,771
       10,000  Rheinmetall AG 2.41%                                           177,325
       19,326  Rheinmetall AG 4.17%                                           190,239
       10,000  Villeroy & Boch AG (Non Voting) 6.83%                           92,988
                                                                        -------------
                                                                              524,323
                                                                        -------------
               ITALY -- 0.1%
       10,000  IFI Istituto Finanziario Industries 2.81%                      185,543
                                                                        -------------
               SOUTH KOREA -- 0.4%
       25,000  Samsung SDI Co Ltd                                             566,508
                                                                        -------------

               TOTAL PREFERRED STOCKS (COST $1,461,265)                     1,393,668
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.0%
               SINGAPORE -- 0.0%
       60,000  United Overseas Land Warrants, Expires 6/12/04*                 19,816
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $18,234)                        19,816
                                                                        -------------

              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 0.6%
               CASH EQUIVALENTS -- 0.6%
$     900,000  Deutsche Bank Time Deposit, 1.81%, due 3/1/02                  900,000
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $900,000)                   900,000
                                                                        -------------
               TOTAL INVESTMENTS -- 97.5%
               (Cost $140,893,298)                                        145,771,176

               Other Assets and Liabilities (net) -- 2.5%                   3,795,106
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 149,566,282
                                                                        =============
               NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depositary Receipt

SDR - Swedish Depository Receipt

*    Non-income producing security.

+ Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

Additional information on each restricted security is as follows:

                                                                         MARKET
                                                                       VALUE AS A      MARKET
                                                                       PERCENTAGE   VALUE AS OF
                                           ACQUISITION   ACQUISITION   OF FUND'S    FEBRUARY 28,
                   ISSUER, DESCRIPTION        DATE          COST       NET ASSETS       2002
                   -------------------     -----------   -----------   ----------   ------------
                   Lihir Gold Ltd ADR         7/03/00      $47,302        0.06%       $93,540

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Bankrupt issuer.

10            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Industrials                                                    23.9%
Consumer Discretionary                                         18.3
Financials                                                     15.3
Materials                                                      15.3
Consumer Staples                                                9.3
Health Care                                                     6.5
Energy                                                          5.1
Utilities                                                       3.9
Information Technology                                          1.6
Materials & Processing                                          0.5
Telecommunication Services                                      0.3
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             11

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $140,893,298) (Note 1)         $145,771,176
   Cash                                                             19,620
   Foreign currency, at value (cost $3,393,571) (Note 1)         3,344,215
   Receivable for investments sold                                 487,643
   Receivable for Fund shares sold                                   7,500
   Dividends and interest receivable                               143,079
   Foreign taxes receivable                                         68,544
                                                              ------------
      Total assets                                             149,841,777
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               119,174
   Payable to affiliate for (Note 2):
      Management fee                                                34,203
      Shareholder service fee                                       16,929
   Accrued expenses                                                105,189
                                                              ------------
      Total liabilities                                            275,495
                                                              ------------
NET ASSETS                                                    $149,566,282
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $146,459,176
   Overdistributed net investment income                          (396,068)
   Accumulated net realized loss                                (1,324,457)
   Net unrealized appreciation                                   4,827,631
                                                              ------------
                                                              $149,566,282
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $149,566,282
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    15,591,307
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.59
                                                              ============

12            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $206,795)           $1,871,692
   Interest                                                      359,630
                                                              ----------
      Total income                                             2,231,322
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       669,121
   Custodian fees                                                167,969
   Audit fees                                                     38,450
   Transfer agent fees                                            27,654
   Legal fees                                                      4,479
   Registration fees                                               1,034
   Trustees fees (Note 2)                                          1,363
   Miscellaneous                                                   8,696
   Fees reimbursed by Manager (Note 2)                          (243,762)
                                                              ----------
                                                                 675,004
   Shareholder service fee (Note 2) -- Class III                 143,383
                                                              ----------
      Net expenses                                               818,387
                                                              ----------
         Net investment income                                 1,412,935
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                413,761
      Foreign currency, forward contracts and foreign
      currency related transactions                             (278,088)
                                                              ----------

         Net realized gain                                       135,673
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              3,596,283
      Foreign currency, forward contracts and foreign
      currency related transactions                              (11,202)
                                                              ----------

         Net unrealized gain                                   3,585,081
                                                              ----------

      Net realized and unrealized gain                         3,720,754
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $5,133,689
                                                              ==========

              See accompanying notes to the financial statements.             13

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             PERIOD FROM JUNE 30, 2000
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 28, 2002   THROUGH FEBRUARY 28, 2001
                                                         -----------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  1,412,935             $   305,343
   Net realized gain (loss)                                     135,673                (851,396)
   Change in net unrealized appreciation (depreciation)       3,585,081               1,242,550
                                                           ------------             -----------
   Net increase in net assets from operations                 5,133,689                 696,497
                                                           ------------             -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (2,447,282)               (278,315)
                                                           ------------             -----------
      Total distributions from net investment income         (2,447,282)               (278,315)
                                                           ------------             -----------
   Net share transactions: (Note 5)
      Class III                                              85,636,249              60,825,444
                                                           ------------             -----------
   Increase in net assets resulting from net share
    transactions                                             85,636,249              60,825,444
                                                           ------------             -----------
      Total increase in net assets                           88,322,656              61,243,626
NET ASSETS:
   Beginning of period                                       61,243,626                      --
                                                           ------------             -----------
   End of period (including overdistributed net
    investment income of $396,068 and accumulated
    undistributed net investment income of $244,943,
    respectively)                                          $149,566,282             $61,243,626
                                                           ============             ===========

14            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM
                                                                                JUNE 30, 2000
                                                                                (COMMENCEMENT
                                                            YEAR ENDED      OF OPERATIONS) THROUGH
                                                         FEBRUARY 28, 2002    FEBRUARY 28, 2001
                                                         -----------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   9.68              $ 10.00
                                                             --------              -------

Income from investment operations:
   Net investment income                                         0.15                 0.06
   Net realized and unrealized gain (loss)(b)                    0.00(c)             (0.33)
                                                             --------              -------

      Total from investment operations                           0.15                (0.27)
                                                             --------              -------

Less distributions to shareholders:
   From net investment income                                   (0.24)               (0.05)
                                                             --------              -------

      Total distributions                                       (0.24)               (0.05)
                                                             --------              -------
NET ASSET VALUE, END OF PERIOD                               $   9.59              $  9.68
                                                             ========              =======
TOTAL RETURN(a)                                                  1.59%               (2.64)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                         $149,566              $61,244
   Net expenses to average daily net assets                      0.86%(d)             0.85%*
   Net investment income to average daily net assets             1.48%                1.08%*
   Portfolio turnover rate                                         17%                  16%
   Fees and expenses reimbursed by the Manager to
     average daily net assets                                    0.26%                0.43%*

*    Annualized
**   Not annualized.
(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)  Net realized and unrealized loss was less than $0.01 per share
(d) Includes transfer taxes not reimbursed by the Manager, which approximate .01% of average daily net assets.

              See accompanying notes to the financial statements.             15

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Foreign Small Companies Fund (the "Fund"), which commenced operations on June 30, 2000, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes. The Fund commenced operations subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Small Companies Fund.

      The Fund seeks high total return through investment in a diversified portfolio of equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World Ex-U.S. Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Shares of investment trusts and other Funds of the Trust are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, there were no outstanding futures contracts.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $2,447,282.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $506,847 and $777,168 expiring in 2009 and 2010, respectively. The Fund has elected to defer to March 1, 2002 post-October capital losses of $336,639.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and passive foreign investment company transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $393,335           $(393,335)        $      --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $1,363. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002 aggregated $103,430,700 and $16,442,458, respectively.

      At February 28, 2002 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $140,991,792     $17,503,040       $(12,723,656)     $4,779,384

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 86.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                Period from June 30, 2000
                                                                                     (commencement of
                                                              Year Ended               operations)
                                                          February 28, 2002     through February 28, 2001
                                                        ----------------------  --------------------------
                                                         Shares      Amount       Shares        Amount
                                                        ---------  -----------  -----------  -------------
         Class III:
         Shares sold                                    9,093,131  $84,040,770   9,911,310   $ 96,991,182
         Shares issued to shareholders in reinvestment
           of distributions                               173,775    1,595,479       9,794         89,029
         Shares repurchased                                    --           --  (3,596,703)   (36,254,767)
                                                        ---------  -----------  ----------   ------------
         Net increase                                   9,266,906  $85,636,249   6,324,401   $ 60,825,444
                                                        =========  ===========  ==========   ============

      The Fund was formed with a $2,542,158 purchase and an initial contribution of securities in-kind, which had a market value of $33,424,873 on the date of contribution.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO FOREIGN SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $206,795 and recognized foreign source income of $2,078,487.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer,                         Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
Esq.                                      Trust           2000            Secretary and Consultant, Provant, Inc.
c/o GMO Trust                                                             (1998 - present); Consultant --
40 Rowes Wharf                                                            Business and Law.
Boston, MA 02110
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer,
Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President --    Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and                Principal Occupation(s)
               Name, Address,                   Position(s)      Length of                           During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Hedged Equity Fund returned +13.3% for the fiscal year ended February 28, 2002. During that period the Fund's benchmark, the Salomon Smith Barney 3 Month T-Bill Index, returned +3.4%.

The Fund's objective is to outperform the Salomon Smith Barney 3 Month T-Bill Index by adding the alpha (value added) of our US and international equity funds, as well as the value added of our asset allocation strategy, to a short-term fixed income return. As of February 28, 2002, the Fund held 40% of its assets in long US equities, 35% in developed international equities, and 11% in emerging markets equities. The remaining 14% of the Fund was invested in US Treasuries and cash holdings. The long equity exposure is hedged, using short EAFE futures as well as short S&P 500 futures, totaling approximately 100% of the value of the long assets.

The Fund currently invests in the GMO U.S. Core, GMO REIT, GMO Small Cap Value, GMO Evolving Countries, GMO Emerging Markets, GMO International Small Companies and GMO International Intrinsic Value Funds.

The GMO Global Hedged Equity Fund's performance for the fiscal year was helped by a combination of strong implementation across a variety of funds and good performance from our asset allocation bets.

Implementation was strong for the two largest holdings in the fund, U.S. Core and International Intrinsic Value Funds. These positions, which make up a combined 60% of the Fund, outperformed their benchmarks by +3.2% and +8.3%, respectively.

Asset allocation was also a strong contributor to performance. Our bets within the US, on Small Cap Value and REITs beat the S&P 500 by 21% and 26%, respectively. Our bet in International, on the International Small Companies Fund, beat EAFE by 11%. Our bet on emerging markets also helped. Our emerging markets position is hedged 50% with S&P 500 futures and 50% with EAFE futures. Against that blended benchmark, our emerging markets outperformed by 23%.

OUTLOOK

GMO's global equity alpha is positioned to continue to benefit as the excesses of the long bull market are corrected. Our expectation is that emerging equities will significantly outperform developed markets, given their much cheaper valuations. Long positions in global small value stocks and REITs also look likely to continue to add value relative to overpriced large cap equities.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


      GLOBAL HEDGED EQUITY FUND-III
            AS OF: 2/28/2002               GMO GLOBAL HEDGED   SALOMON SMITH BARNEY
                  DATE                        EQUITY FUND      3 MONTH T-BILL INDEX
2/28/1994
7/29/1994                                          10,000.00               10,000.00
9/30/1994                                          10,020.00               10,074.83
12/31/1994                                         10,041.14               10,206.11
3/31/1995                                          10,141.85               10,349.30
6/30/1995                                          10,474.20               10,500.00
9/30/1995                                          10,650.91               10,648.12
12/31/1995                                         10,847.59               10,793.44
3/31/1996                                          10,899.10               10,932.40
6/30/1996                                          10,960.91               11,070.71
9/30/1996                                          11,067.14               11,215.31
12/31/1996                                         11,291.36               11,360.28
3/31/1997                                          11,123.46               11,504.09
6/30/1997                                          11,091.98               11,652.94
9/30/1997                                          11,404.88               11,803.47
12/31/1997                                         11,110.89               11,956.56
3/31/1998                                          11,123.54               12,110.61
6/30/1998                                          10,667.97               12,264.68
9/30/1998                                          10,541.42               12,419.65
12/31/1998                                         10,324.31               12,561.84
3/31/1999                                          10,177.39               12,699.99
6/30/1999                                          10,992.12               12,843.28
9/30/1999                                          10,841.38               12,995.23
12/31/1999                                         10,494.29               13,156.92
3/31/2000                                          10,645.58               13,333.37
6/30/2000                                          11,071.95               13,524.59
9/30/2000                                          11,611.08               13,725.39
12/31/2000                                         12,526.75               13,940.75
3/31/2001                                          13,452.97               14,135.27
6/30/2001                                          13,837.23               14,287.16
9/30/2001                                          14,357.66               14,416.85
12/31/2001                                         14,418.73               14,510.72
2/28/2002                                          15,020.87               14,552.79
Average Annual Returns (%)
Inception                                          7/29/1994
1yr                                                      5yr  10 Year/Inception Date
13.32                                                   6.01                    5.51
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their original
cost. The total returns would have been
lower had certain expenses not been
reimbursed during the periods shown and
do not include the effect of taxes on
distributions and redemptions. Past
performance is not indicative of
future performance.
Information is unaudited.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 86.1%
               UNITED STATES -- 86.1%
       96,856  GMO Emerging Markets Fund, Class III                          953,058
       90,655  GMO Evolving Countries Fund, Class III                        874,819
      307,840  GMO International Intrinsic Value Fund, Class III           5,387,203
       36,346  GMO International Small Companies Fund, Class III             379,453
       81,623  GMO REIT Fund, Class III                                      911,727
       79,156  GMO Small Cap Value Fund, Class III                         1,180,213
      358,751  GMO U.S. Core Fund, Class III                               4,631,479
                                                                        ------------
                                                                          14,317,952
                                                                        ------------
               TOTAL MUTUAL FUNDS (COST $14,747,154)                      14,317,952
                                                                        ------------
               COMMON STOCKS -- 0.0%
               ITALY -- 0.0%
       12,500  Grassetto SPA(a)*                                                 108
                                                                        ------------
               UNITED KINGDOM -- 0.0%
       17,870  Viglen Technology Plc (Entitlement Letters)(a)*                    --
                                                                        ------------
               TOTAL COMMON STOCKS (COST $7,040)                                 108
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 11.7%
               CASH EQUIVALENTS -- 4.8%
$     800,000  Bank of Scotland Time Deposit, 1.81%, due 3/01/02             800,000
                                                                        ------------
               U.S. GOVERNMENT -- 6.9%
$   1,150,000  U.S. Treasury Bill, 1.74%, due 5/23/02(b)                   1,145,413
                                                                        ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $1,945,133)              1,945,413
                                                                        ------------
               TOTAL INVESTMENTS -- 97.8%
               (Cost $16,699,327)                                         16,263,473
               Other Assets and Liabilities (net) -- 2.2%                    364,560
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 16,628,033
                                                                        ============
               NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).
(b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

              See accompanying notes to the financial statements.              1

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $16,699,327) (Note 1)          $16,263,473
   Cash                                                            22,461
   Interest receivable                                                 40
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               970,081
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                44,587
   Receivable for expenses reimbursed by Manager (Note 2)           5,117
                                                              -----------

      Total assets                                             17,305,759
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       1,904
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                               628,529
   Accrued expenses                                                47,293
                                                              -----------

      Total liabilities                                           677,726
                                                              -----------
NET ASSETS                                                    $16,628,033
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $23,466,802
   Accumulated undistributed net investment income                187,536
   Accumulated net realized loss                               (7,113,801)
   Net unrealized appreciation                                     87,496
                                                              -----------
                                                              $16,628,033
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $16,628,033
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,801,139
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.23
                                                              ===========

2             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  424,554
   Interest                                                      154,739
                                                              ----------

         Total income                                            579,293
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       128,250
   Custodian fees                                                 67,054
   Audit fees                                                     29,904
   Transfer agent fees                                            27,468
   Registration fees                                               1,544
   Legal fees                                                      1,194
   Trustees fees (Note 2)                                            368
   Miscellaneous                                                   2,904
   Fees reimbursed by Manager (Note 2)                           (63,230)
                                                              ----------
                                                                 195,456
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                          (104,802)
                                                              ----------
                                                                  90,654
                                                              ----------
   Shareholder service fee (Note 2) - Class III                   38,475
   Shareholder service fee waived (Note 2) - Class III           (33,157)
                                                              ----------
                                                                   5,318
                                                              ----------
      Net expenses                                                95,972
                                                              ----------

         Net investment income                                   483,321
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (5,235,600)
      Realized gain distributions from investment company
      shares                                                      46,942
      Closed futures contracts                                 6,166,192
      Foreign currency, forward contracts and foreign
      currency related transactions                            1,309,255
                                                              ----------

         Net realized gain                                     2,286,789
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              4,027,519
      Open futures contracts                                  (3,801,921)
      Foreign currency, forward contracts and foreign
      currency related transactions                             (263,760)
                                                              ----------

         Net unrealized loss                                     (38,162)
                                                              ----------

      Net realized and unrealized gain                         2,248,627
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,731,948
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   483,321        $   931,061
   Net realized gain                                          2,286,789         10,531,774
   Change in net unrealized appreciation (depreciation)         (38,162)           352,180
                                                            -----------        -----------

   Net increase in net assets from operations                 2,731,948         11,815,015
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (1,324,504)        (5,210,662)
                                                            -----------        -----------
      Total distributions from net investment income         (1,324,504)        (5,210,662)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                             (41,278,455)         3,176,260
                                                            -----------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (41,278,455)         3,176,260
                                                            -----------        -----------

      Total increase (decrease) in net assets               (39,871,011)         9,780,613
NET ASSETS:
   Beginning of period                                       56,499,044         46,718,431
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $187,536 and
    overdistributed net investment income of $251,136,
    respectively)                                           $16,628,033        $56,499,044
                                                            ===========        ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------
                                           2002     2001     2000     1999      1998
                                          -------  -------  -------  -------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  8.73  $  7.72  $  7.59  $  8.72  $  10.69
                                          -------  -------  -------  -------  --------

Income from investment operations:
   Net investment income(d)                  0.17(b)    0.15    0.16    0.17(b)     0.35
   Net realized and unrealized gain
     (loss)                                  0.96     1.68     0.20    (0.88)    (0.52)
                                          -------  -------  -------  -------  --------

      Total from investment operations       1.13     1.83     0.36    (0.71)    (0.17)
                                          -------  -------  -------  -------  --------

Less distributions to shareholders:
   From net investment income               (0.63)   (0.82)   (0.23)   (0.42)    (0.35)
   From net realized gains                     --       --       --       --     (1.45)
                                          -------  -------  -------  -------  --------

      Total distributions                   (0.63)   (0.82)   (0.23)   (0.42)    (1.80)
                                          -------  -------  -------  -------  --------
NET ASSET VALUE, END OF PERIOD            $  9.23  $  8.73  $  7.72  $  7.59  $   8.72
                                          =======  =======  =======  =======  ========
TOTAL RETURN(A)                             13.32%   24.84%    4.74%   (8.13)%    (1.63)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $16,628  $56,499  $46,718  $50,671  $170,706
   Net expenses to average daily net
     assets(c)                               0.37%    0.25%    0.21%    0.17%     0.58%
   Net investment income to average
     daily net assets(d)                     1.88%    1.80%    1.89%    1.99%     2.93%
   Portfolio turnover rate                     22%      15%      13%      21%      277%
   Fees and expenses reimbursed by the
     Manager to average daily net assets     0.78%    0.64%    0.54%    0.61%     0.37%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.
(c) On August 20, 1997, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

              See accompanying notes to the financial statements.              5

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Hedged Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return consistent with minimal exposure to general equity market risk. On August 20, 1997, the Fund began to invest a substantial portion of its assets in other Funds of the Trust ("underlying funds"). The Fund's benchmark is Salomon Smith Barney 3 Month T-Bill Index.

      The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, forward foreign exchange contracts and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 2002.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $1,324,504.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $524,959 of undistributed ordinary income. These temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2002, the Fund had a capital loss carryforward of $26,615,864. However, restrictions on annual utilization of this carryforward under the Code resulting from significant

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      shareholder activity are expected to limit maximum utilization to offset future capital gains prior to expiration to approximately $5,184,638 of which $4,248,415 expires in 2006 and $900,223 expires in 2007. The Fund has elected to defer to March 1, 2002 post-October capital losses of $712,608.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and limitations of capital loss carryovers. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,279,855         $20,187,370      $(21,467,225)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. See Note 2.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a purchase premium in connection with the purchase of Fund shares and a redemption fee in connection with the sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .51% of the amount invested.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      In the case of cash redemptions, the fee was 1.40% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the period March 1, 2000 through October 12, 2000, the Fund received $20,266 in purchase premiums and $2,610 in redemption fees, respectively. There was no premium for reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying fund being offered. Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying funds. For the year ended February 28, 2002, shareholder service fees incurred indirectly by the Fund were .13% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custodial fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes (collectively, "fund expenses")) and the amount of fees and expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds exceed the management fee.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed .50%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fee and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds may exceed .50% of the Fund's average daily net assets. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were .41% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $368. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002 aggregated $5,471,495 and $41,996,400, respectively.

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $17,815,511        $519,333        $(2,071,371)     $(1,552,038)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 67.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended              Year Ended
                                                           February 28, 2002        February 28, 2001
                                                        ------------------------  ---------------------
                                                          Shares       Amount      Shares     Amount
         Class III:                                     ----------  ------------  --------  -----------
         Shares sold                                       158,832  $  1,450,027   595,971  $ 4,734,378
         Shares issued to shareholders
           in reinvestment of distributions                131,282     1,152,335   509,099    4,109,713
         Shares repurchased                             (4,957,264)  (43,880,817) (688,055)  (5,667,831)
                                                        ----------  ------------  --------  -----------
         Net increase (decrease)                        (4,667,150) $(41,278,455)  417,015  $ 3,176,260
                                                        ==========  ============  ========  ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

                                                                                             Net Unrealized
         Number of                                                               Contract     Appreciation
         Contracts                  Type                    Expiration Date       Value      (Depreciation)
         ---------  -------------------------------------  ------------------  ------------  --------------
           Sales
              22                    CAC40                      March 2002       $  850,641      $  4,549
               6                     DAX                       March 2002          656,535         8,666
              29                  FTSE 100                     March 2002        2,091,897        34,612
               3                  HANG SENG                    March 2002          198,961         3,643
               4                   IBEX 35                     March 2002          281,834        (7,826)
               2                    MIB30                      March 2002          274,603         4,432
              22                     OMX                       March 2002          164,676        (7,515)
               6                   SPI 200                     March 2002          263,701        (5,047)
              27                   S&P 500                     March 2002        7,471,575       136,372
              23                  TSE TOPIX                    March 2002        1,737,568        10,124
                                                                                                --------
                                                                                                $182,010
                                                                                                ========

      At February 28, 2002, the Fund had securities to cover any margin requirements on open futures contracts.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS

                                                                 Net Unrealized
         Settlement                       Units                   Appreciation
            Date     Deliver/Receive   of Currency     Value     (Depreciation)
         ----------  ----------------  ------------  ----------  --------------
            Buys
           4/26/02   AUD                   263,639   $  135,580    $   2,890
           3/22/02   CHF                 1,423,890      835,472      (51,802)
           3/22/02   DKK                 1,549,792      180,235      (11,464)
           3/22/02   EUR                 4,018,222    3,473,095     (226,598)
           3/22/02   GBP                 2,142,551    3,027,212      (94,048)
           4/26/02   HKD                 2,574,662      330,051          (10)
           4/26/02   JPY               296,204,600    2,219,702     (233,996)
           3/22/02   SEK                 2,156,180      205,847        1,202
           4/26/02   SGD                   341,715      186,811       (1,063)
                                                                   ---------
                                                                   $(614,889)
                                                                   =========
           Sales
           4/26/02   AUD                   717,398   $  368,933    $  (6,647)
           3/22/02   CHF                 2,333,848    1,369,393       91,741
           3/22/02   DKK                 2,161,810      251,410       15,751
           3/22/02   EUR                 6,705,724    5,795,999      367,253
           3/22/02   GBP                 3,308,094    4,674,009      128,097
           4/26/02   HKD                 3,878,896      497,244          (68)
           4/26/02   JPY               464,985,610    3,484,515      360,988
           3/22/02   NOK                   790,000       88,445        1,175
           3/22/02   SEK                 3,855,178      368,047       (2,833)
           4/26/02   SGD                   341,040      186,442          984
                                                                   ---------
                                                                   $ 956,441
                                                                   =========

      Currency Abbreviations:

    AUD - Australian Dollar
    CHF - Swiss Franc
    DKK - Danish Krona
    EUR - Euro
    GBP - British Pound
    HKD - Hong Kong Dollar
    JPY - Japanese Yen
    NOK - Norwegian Krone
    SEK - Swedish Krona
    SGD - Singapore Dollar

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL HEDGED EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Hedged Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                             Term of
                                                          Office(3) and           Principal Occupation(s)
             Name, Address,                Position(s)      Length of                   During Past
                and Age                   Held with Fund   Time Served                   Five Years
----------------------------------------  --------------  --------------  ----------------------------------------
Susan Randall Harbert                     Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo &
c/o GMO Trust                             Financial                       Co. LLC.
40 Rowes Wharf                            Officer and
Boston, MA 02110                          Treasurer of
Age: 44                                   the Trust
Brent Arvidson                            Assistant       Since           Senior Fund Administrator -- Grantham,
c/o GMO Trust                             Treasurer of    September 1998  Mayo, Van Otterloo & Co. LLC (September
40 Rowes Wharf                            the Trust                       1997 - present); Senior Financial
Boston, MA 02110                                                          Reporting Analyst, John Hancock Funds
Age: 32                                                                   (1996 - 1997)
Scott Eston                               Chief           Since           Member, Grantham, Mayo, Van Otterloo &
c/o GMO Trust                             Financial       September 1997  Co. LLC: Senior Partner, Coopers &
40 Rowes Wharf                            Officer and                     Lybrand (1987 - 1997).
Boston, MA 02110                          Vice President
Age: 46                                   of the Trust
William R. Royer, Esq.                    Vice President  Since May 1995  General Counsel and Member, Grantham,
c/o GMO Trust                             and Clerk of                    Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf                            the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                  Vice President  Since August    Associate General Counsel, Grantham,
c/o GMO Trust                             and Secretary   1999            Mayo, Van Otterloo & Co. LLC (June
40 Rowes Wharf                            of the Trust                    1999 - present); Associate/Junior
Boston, MA 02110                                                          Partner, Hale and Dorr LLP (1991 -
Age: 57                                                                   1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Small Companies Fund returned -7.6% for the fiscal year ended February 28, 2002 as compared to -13.5% for the benchmark, the SSB EMI World ex-U.S. Index of smaller capitalization stocks, and -19.0% for the MSCI EAFE Index.

The fiscal year was a difficult period for non-US equities, as stocks suffered from the world economic slowdown and the continuing implosion of the TMT bubble in technology, media, and telecom stocks. The world's three largest economies (US, Japan, and Germany) were all in recession for at least part of the year. At the start of 2001 there was optimism that Europe in particular would be relatively immune to a U.S.-led economic slowdown, but this was not the case. While some economies like the United Kingdom and Australia remained relatively buoyant, it was difficult for equities anywhere to make much headway. Australia and New Zealand were the only EAFE markets to provide positive return to U.S. dollar investors.

The economic downturn exacerbated already existing trends toward reduction of capital expenditure in the IT and telecommunication sectors. This largely revealed the TMT bubble for what it was -- a highly leveraged speculative boom. The year featured a number of bankruptcies among stocks that had been market darlings in 1999. In addition, questionable accounting practices revealed toward the end of the year sent the telecommunications sector on a further downward spiral.

While tragic, the effects of September 11th proved to be a relatively short-lived disruption to the financial markets. Indeed, the 4th quarter of 2001 was the one strong period for equity returns, as hope mounted that the economic recovery would come relatively soon. But this recovery in the financial markets did not persist into the first two months of 2002 as, while the economic signs were positive, accounting issues raised by the Enron collapse put investors in a much more skeptical mood. In addition, valuation levels remain high, and even a mild recovery would leave many equities still looking expensive relative to normal historical valuations.

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year, as both the value-based stock selection strategies and momentum-based stock selection strategy added value. GMO uses four different investment disciplines to select stocks for this portfolio. Traditional Value is based on historical normalized earnings power. Our Quality Adjusted Value strategy adjusts basic valuation ratios to favor consistently highly profitable and low leverage companies, while our Intrinsic Value strategy is a dividend discount model that forecasts sales growth and profit margins out into the future. Our Momentum strategy selects stocks with positive price and analyst revisions trends. Simple non-risk controlled portfolios based on the most attractive 10% in each discipline outperformed the small cap universe by +12.6% for

Quality Adjusted Value, +12.3% for Intrinsic Value, and +11.5% for Momentum. The success of momentum is interesting, as this was one of those relatively rare years where a prolonged value rally off very low valuations level has left similar stocks having both attractive valuations and strong momentum.

Approximately two thirds of the stock selection value-added was due to industry weighting. The bulk of the value added came from underweighting technology and media companies, as the TMT sectors were by far the weakest performers. The portfolio's overweights in the two cheapest sectors of utilities and materials each added value. The portfolio maintained a neutral weight in the other two strong performers, energy and consumer staples.

Country allocation also added value, most significantly in Australia where the portfolio averaged 8.5% of its assets for a 5% overweight. This added 1.5% to relative performance. The portfolio was close to neutral on Japanese equities throughout the year with an average weight of just over 20%. However, the portfolio was underweight in the yen, through cross hedging mainly into the Euro and related currencies. This added value as the yen weakened in the 4th quarter as the Japanese and US governments seemed to accept this as a necessary step toward revitalizing the Japanese economy. The benefits of currency allocation were partially offset by underweighting the pound, which continued to strengthen against the Euro.

OUTLOOK

International small value stocks remain attractively positioned relative to growth, more so than their large cap counterparts. In addition, international small value is a rare developed market equity asset class in that it is trading at cheaper valuations than its long-term average. Hence, the small cap portfolio retains a value tilt relative to the benchmark and its own history. The coming year's absolute returns are likely to be largely influenced by the strength of economic recovery. GMO takes an agnostic view on the short-term outlook, and focuses on companies that are cheap relative to the fundamentals, but have balance sheet strength able to withstand some amount of macroeconomic hardship.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     INT'L. SMALL COMPANIES FUND-III
As Of: 2/28/2002
                                              GMO INTERNATIONAL     SALOMON SMITH BARNEY
Date                                       SMALL COMPANIES FUND  EMI WORLD EX-U.S. INDEX  MSCI EAFE INDEX
2/29/1992                                              9,900.00                10,000.00        10,000.00
3/31/1992                                              9,293.46                 9,324.23         9,339.78
6/30/1992                                             10,220.75                 9,705.45         9,537.24
9/30/1992                                              9,228.48                 9,193.11         9,681.00
12/31/1992                                             9,037.30                 8,769.56         9,307.40
3/31/1993                                             10,432.61                10,083.78        10,423.06
6/30/1993                                             11,838.65                11,148.77        11,471.44
9/30/1993                                             12,902.99                11,832.53        12,232.26
12/31/1993                                            14,003.67                11,498.73        12,337.94
3/31/1994                                             15,463.97                12,527.54        12,769.25
6/30/1994                                             15,747.31                12,985.43        13,421.65
9/30/1994                                             15,326.12                12,893.66        13,434.65
12/31/1994                                            14,666.96                12,472.57        13,297.60
3/31/1995                                             14,226.48                12,395.90        13,545.30
6/30/1995                                             14,607.44                12,389.84        13,643.65
9/30/1995                                             15,250.20                12,879.96        14,212.45
12/31/1995                                            15,387.68                13,125.94        14,787.97
3/31/1996                                             16,122.18                13,880.31        15,215.27
6/30/1996                                             16,624.09                14,493.55        15,456.00
9/30/1996                                             16,326.02                14,165.72        15,436.61
12/31/1996                                            16,902.07                14,077.99        15,682.20
3/31/1997                                             16,789.72                13,818.75        15,436.58
6/30/1997                                             18,062.99                14,812.16        17,439.83
9/30/1997                                             18,075.47                14,215.16        17,317.04
12/31/1997                                            16,303.26                12,752.79        15,961.02
3/31/1998                                             19,096.42                14,946.43        18,308.88
6/30/1998                                             18,920.01                14,892.25        18,503.26
9/30/1998                                             16,136.42                12,638.89        15,873.22
12/31/1998                                            17,689.22                14,302.19        19,152.72
3/31/1999                                             17,611.84                14,505.49        19,419.17
6/30/1999                                             18,911.84                15,397.38        19,912.63
9/30/1999                                             19,319.62                16,180.29        20,786.52
12/31/1999                                            19,635.81                17,698.42        24,317.12
3/31/2000                                             19,538.60                18,058.30        24,291.56
6/30/2000                                             20,202.85                17,743.29        23,329.22
9/30/2000                                             19,448.02                16,809.33        21,447.39
12/31/2000                                            20,182.63                15,874.23        20,871.87
3/31/2001                                             19,382.44                14,181.95        18,010.83
6/30/2001                                             20,609.40                14,613.14        17,822.65
9/30/2001                                             18,153.32                12,361.45        15,327.49
12/31/2001                                            18,829.83                13,381.91        16,396.39
2/28/2002                                             19,082.41                13,320.44        15,634.07
Average Annual Returns (%)
Inception
1yr                                                         5yr   10 Year/Inception Date
-9.04                                                      2.37                     6.68
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their original
cost. The total returns would have been
lower had certain expenses not been
reimbursed during the periods shown and
do not include the effect of taxes on
distributions and redemptions. Each
performance figure assumes purchase at
the beginning and redemption at the end
of the stated period and reflects a
transaction fee of 100 bp on the
purchase and 60 bp on the redemption.
Transaction fees are retained by the
Fund to cover trading costs. Past
performance is not indicative of
future performance. Information is
unaudited.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 90.7%
               AUSTRALIA -- 3.3%
      241,467  Australian Gas Light Co Ltd                                 1,199,968
       53,865  Bank of Western Australia                                     127,057
      176,887  Boral Ltd                                                     367,940
       83,588  Coca Cola Amatil Ltd                                          252,047
        9,486  Cochlear Ltd                                                  184,797
      734,629  General Property Trust Units                                1,038,950
       99,290  Leighton Holdings Ltd                                         540,672
      443,866  Lihir Gold Ltd*                                               343,652
      230,230  Macquarie Infrastructure Group Unit                           411,163
      165,695  Mayne Nickless Ltd                                            489,194
      141,486  Origin Energy Ltd                                             222,005
      539,676  Qantas Airways Ltd                                          1,247,921
      194,389  Santos Ltd                                                    608,023
      346,761  Schroders Property                                            449,242
      346,907  Stockland Trust Group Units                                   775,313
                                                                        ------------
                                                                           8,257,944
                                                                        ------------
               AUSTRIA -- 5.0%
       69,071  Austrian Airlines                                             588,502
       11,261  Bau Holdings AG                                               309,269
       56,328  Boehler Uddeholm (Bearer)                                   2,251,036
       11,136  Brau Union AG                                                 450,326
       13,928  BWT AG                                                        311,072
       48,725  Flughafen Wien AG                                           1,367,674
       43,955  Mayr-Melnhof Karton AG (Bearer)                             2,543,610
       12,952  Oesterreichische Brau Beteiligungs AG                         592,664
       39,507  RHI AG                                                        256,643
       54,023  VA Technologie AG (Bearer)                                  1,408,906
       69,802  Voest-Alpine Stahl AG                                       1,920,044
          226  Wiener Allianz Versicherungs AG*                               22,872
       48,304  Wienerberger Baustoffindustrie AG                             757,107
                                                                        ------------
                                                                          12,779,725
                                                                        ------------
               BELGIUM -- 1.9%
        7,128  Barco NV                                                      289,111
        7,184  Bekaert SA                                                    256,458
       17,611  Colruyt SA                                                    655,041
        4,660  Compagnie Maritime Belge SA                                   230,971

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BELGIUM -- CONTINUED
       27,830  Delhaize-Le Lion                                            1,234,942
          565  Glaverbel NPV                                                  71,354
        6,461  Sofina SA                                                     242,832
       10,998  Solvay Et Cie                                                 731,095
       12,298  Tessenderlo Chemie                                            295,411
       10,788  UCB SA                                                        432,521
       11,948  Union Miniere NPV*                                            493,084
                                                                        ------------
                                                                           4,932,820
                                                                        ------------
               CANADA -- 4.3%
      107,800  Air Canada Corp*                                              332,581
       61,100  ATI Technologies Inc*                                         721,646
       61,100  Brascan Corp                                                1,201,093
       42,600  CAE Inc                                                       268,167
       11,300  Cameco Corp                                                   309,888
       25,400  Canadian Natural Resources                                    740,098
       50,900  Canadian Tire Corp Ltd Class A*                               793,107
       71,500  CGI Group Inc*                                                479,058
       20,560  Cott Corp*                                                    369,054
       35,800  Dofasco Inc                                                   626,547
       39,000  Extendicare Inc*                                              114,245
        2,600  Fairfax Financial Holdings Ltd                                301,169
       53,200  Hudsons Bay Co*                                               474,156
       54,600  Methanex Corp*                                                352,214
       34,300  Moore Corp Ltd*                                               382,239
       39,400  National Bank of Canada                                       741,367
       66,600  Onex Corp                                                     890,380
       64,100  Quebecor Inc Class B*                                         857,357
        6,800  Saputo Inc                                                    123,671
       19,800  Sobeys Inc*                                                   420,817
       19,500  Torstar Corp Class B                                          255,228
       18,400  TransAlta Corp                                                249,890
                                                                        ------------
                                                                          11,003,972
                                                                        ------------
               DENMARK -- 0.0%
          800  Hafnia Holdings (Registered) Class A(a)*                           --
                                                                        ------------
               FINLAND -- 3.1%
        9,200  Amer Group Class A                                            262,615

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINLAND -- CONTINUED
       13,300  Asko Oyj                                                      238,143
       11,900  Elisa Communications Oyj                                      109,214
       30,500  Finnair Class A                                               110,806
        3,100  Finnilines                                                     65,643
       28,700  Huhtamaki Oyj Class I                                       1,055,084
       27,700  Instrumentarium Oyj                                         1,340,590
      108,500  Kemira Oyj                                                    682,308
       21,900  Kesko Oyj                                                     197,012
        4,000  Metra AB Class A                                               78,542
       33,800  Metra AB Class B                                              661,633
       16,400  Metso Oyj                                                     184,418
       53,400  Outokumpu Class A                                             623,578
       63,900  Pohjola Group Plc                                           1,326,564
      117,929  Rautaruukki Oyj                                               459,039
       59,400  Sponda Oyj                                                    269,750
        3,200  Stockmann AB Class A                                           37,396
       11,347  Stockmann AB Class B                                          133,486
                                                                        ------------
                                                                           7,835,821
                                                                        ------------
               FRANCE -- 6.0%
       72,373  Air France                                                  1,176,930
        9,918  Alstom                                                        118,649
        4,967  BIC SA                                                        167,562
       26,771  Cie Generale D'Optique Essilor International SA               901,499
        2,077  Credit National                                               164,030
        7,807  Dassault Systemes SA                                          358,925
        5,420  Eiffage SA                                                    360,530
      219,872  Euro Disney SCA*                                              207,306
          614  Groupe Andre*                                                  74,355
        5,097  Hermes International                                          725,265
       72,981  Michelin SA Class B                                         2,771,344
        7,000  Pechiney SA Class A                                           360,272
       40,282  Pernod Ricard                                               3,135,954
        7,693  Remy Cointreau SA                                             170,420
       46,165  Rhodia SA                                                     424,086
       20,062  SCOR SA                                                       650,067
        2,210  Seb SA                                                        152,167
        2,297  Simco Union Habit (Registered)                                156,071
       11,675  Societe Eurafrance SA                                         608,962
        2,616  Sodexho Alliance SA                                           103,638

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
        2,385  Union du Credit-Bail Immobilier                               123,782
       18,366  Valeo SA                                                      767,163
        5,141  Vallourec                                                     278,825
       19,288  Vinci                                                       1,176,230
                                                                        ------------
                                                                          15,134,032
                                                                        ------------
               GERMANY -- 6.5%
       36,530  Adidas Salomon AG                                           2,360,404
      318,900  AGIV AG                                                       772,376
          750  AMB Aachener & Muenchener Beteiligungs AG                      74,282
        4,000  AVA Allg Handels DER Verbrau                                  130,788
       78,570  Bankgesellschaft Berlin AG*                                   143,402
        9,550  Bayerische Hypotheken und Wechsel-Bank AG                     180,910
       38,670  Berliner Kraft & Licht AG Class A                             500,071
       65,950  Bilfinger & Berger                                          1,354,860
       39,010  Buderus AG                                                    893,194
       11,692  Celanese AG                                                   219,465
      131,380  Continental AG                                              1,892,168
       19,290  Douglas Holdings AG                                           478,884
        8,960  Gehe AG                                                       357,293
       20,395  Heidelberg Port-Zement                                        923,542
       30,180  Hochtief AG                                                   460,766
       63,730  Holzmann (Philipp)*                                           452,037
       17,600  IKB Deutsche Industriebank AG                                 205,524
       46,375  IWKA AG                                                       593,693
       30,450  MAN AG                                                        713,794
       83,390  Metallgesellschaft                                            833,129
       38,620  Schwarz Pharma AG                                           1,249,396
        1,893  Springer (Axel) Verlag AG                                     102,340
       49,268  Sudzucker AG                                                  724,486
       39,800  WCM Beteiligungs & Grundbesi*                                 358,729
        9,421  Wella AG                                                      472,652
                                                                        ------------
                                                                          16,448,185
                                                                        ------------
               HONG KONG -- 3.5%
      566,000  Amoy Properties Ltd                                           558,797
      192,000  Asia Satellite Telecom                                        327,416
      924,000  Chinese Estates Holdings Ltd*                                  82,931
       21,200  Dah Sing Financial Services                                    88,070

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HONG KONG -- CONTINUED
      164,000  Esprit Holdings Ltd                                           279,668
      170,000  Great Eagle Holdings Ltd                                      185,274
      324,000  Guoco Group                                                 1,827,868
      813,000  Hang Lung Development Co Ltd                                  693,201
       93,500  Hanison Construction Holdings Ltd*                              4,675
      922,400  HKR International Ltd                                         254,276
       85,500  Hong Kong Aircraft Engineering Co Ltd                         156,217
      389,000  Hopewell Holdings Ltd                                         296,766
      342,956  Hysan Development Co Ltd                                      347,386
       65,600  Kowloon Motor Bus Holdings Ltd                                276,724
       98,000  Mandarin Oriental ADR                                          41,650
      577,000  New World Development Co Ltd                                  466,083
      722,000  New World Infrastructure*                                     229,118
    1,269,000  QPL International Holdings Ltd*                               475,921
    1,310,000  Shun Tak Holdings Ltd                                         220,034
    1,332,000  Sino Land                                                     452,582
      740,000  South China Morning Post Ltd                                  417,476
      860,000  Tom.com Ltd*                                                  413,501
      209,000  Wheelock and Co Ltd                                           163,464
      202,000  Yue Yuen Industrial Holdings                                  494,689
                                                                        ------------
                                                                           8,753,787
                                                                        ------------
               IRELAND -- 0.5%
      238,795  Independent News & Media Plc                                  361,476
       91,196  Irish Life & Permanent Plc                                  1,009,722
                                                                        ------------
                                                                           1,371,198
                                                                        ------------
               ITALY -- 0.8%
       24,600  Banca Popolare di Bergamo Credit                              423,452
      127,929  Banca Popolare di Milano                                      479,152
      102,000  Fornara SPA(b)*                                                    --
      213,400  Grassetto SPA(b)*                                               1,846
       17,700  Italgas SPA                                                   166,884
        9,987  Olivetti SPA                                                  132,605
      225,300  Parmalat Finanziaria SPA                                      697,687
                                                                        ------------
                                                                           1,901,626
                                                                        ------------
               JAPAN -- 19.4%
       73,000  Alps Electric Co Ltd                                          660,587

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       50,400  Aoyama Trading                                                395,442
      217,000  Brother Industries Ltd                                        885,350
       69,000  Canon Sales Co Inc                                            500,131
       91,000  Chiyoda Corp*                                                 103,359
        9,000  Chudenko Corp                                                 109,688
      553,000  Cosmo Oil Co Ltd                                              818,188
       11,500  CSK Corp                                                      248,347
       43,000  Daicel Chemical Industries Ltd                                119,208
      174,000  Daido Steel Co Ltd                                            258,741
      767,000  Daiei Inc*                                                    584,599
        5,500  Daiichikosho Co Ltd                                            69,045
       39,000  Daimaru Inc                                                   116,570
       54,000  Dainippon Screen Manufacturing Co Ltd                         192,072
       17,000  Daio Paper Corp                                               119,664
       24,100  Daito Trust Construction Co Ltd                               340,543
      127,000  Dowa Mining Co                                                522,899
       29,200  Enix Corp                                                     488,758
       51,000  Ezaki Glico Co Ltd                                            248,855
        3,500  Fuji Soft ABC Inc                                             104,353
       14,000  Fukuyama Transporting Co Ltd                                   46,135
       86,000  Gunze Ltd                                                     277,616
        8,000  H I S Co Ltd                                                  146,460
       56,000  Hankyu Department Stores Inc                                  314,261
      729,000  Haseko Corp*                                                  152,528
        6,500  Heiwa Corp                                                     97,045
       85,000  Hino Motors*                                                  248,347
       43,000  Hitachi Metals Ltd                                            124,992
      670,000  Hitachi Zosen Corp*                                           295,386
       29,000  House Foods Corp                                              243,355
    1,095,000  Isuzu Motors Ltd*                                             572,763
       83,000  Itoham Foods Inc                                              229,479
       36,000  Izumiya Co Ltd                                                116,480
       13,000  Japan Airport Terminal Co Ltd                                  87,428
    1,739,000  Japan Energy Co Ltd                                         2,118,117
       48,000  Japan Securities Finance Co                                   166,426
       16,000  Japan Synthetic Rubber Co Ltd                                 112,505
      174,000  JGC Corp                                                    1,174,086
      358,000  Kajima Corp                                                   890,820
       32,000  Kaken Pharmaceutical Co Ltd                                   163,796
      152,000  Kamigumi Co Ltd                                               569,042

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      111,000  Kandenko Co                                                   456,193
      261,000  Kanebo Ltd*                                                   419,316
    1,082,000  Kawasaki Heavy Industries Ltd*                                929,796
       61,000  Keihin Electric Express Railway Co Ltd                        242,496
      151,000  Keisei Electric Railway Co                                    391,534
       15,000  Kissei Pharmaceutical Co Ltd                                  196,152
    2,514,000  Kobe Steel Ltd*                                               958,072
       60,000  Kureha Chemical Industry Co Ltd                               165,440
       44,000  Kyudenko Corp                                                 149,927
      148,000  Maeda Corp                                                    497,665
       61,000  Maeda Road Construction                                       205,574
       17,000  Makita Corp                                                    99,339
       90,000  Maruzen Co Ltd*                                               166,112
       10,700  Matsumotokiyoshi Co Ltd                                       343,807
      543,000  Mazda Motor Corp*                                           1,343,045
      419,000  Minolta Co Ltd                                                682,548
      152,000  Mitsubishi Gas Chemical Co Inc                                264,644
      252,000  Mitsubishi Motors*                                            574,332
       93,000  Mitsubishi Paper Mills Ltd                                    137,598
      362,000  Mitsui Engineer & Shipbuilding*                               324,603
      286,000  Mitsui Trust Holding Inc*                                     388,956
       39,000  Mitsukoshi Ltd                                                 97,919
       18,000  Mochida Pharmaceutical                                        103,299
       53,000  Nagase & Co                                                   231,287
       48,000  Nagoya Railroad Co Ltd                                        120,874
        9,000  Nankai Electric Railway Co Ltd                                 22,193
      277,000  New Japan Securities Co Ltd                                   407,764
       87,000  Nichiei Co Ltd (Kyoto)                                        526,583
        8,500  Nichii Gakkan Co                                              391,892
      301,000  Nichimen Corp*                                                186,684
       95,000  Nichiro Corp                                                  110,032
       76,000  Nippon Chemi-Con Corp                                         292,472
       77,000  Nippon Hodo Co                                                299,197
       54,000  Nippon Kayaku Co Ltd                                          188,440
      505,000  Nippon Light Metal*                                           286,792
        5,000  Nippon Paint Co                                                10,163
      366,000  Nippon Shinpan Co                                             481,345
       72,000  Nippon Soda Co Ltd                                            150,106
      208,000  Nippon Suisan Kaisha Ltd                                      268,888
      274,000  Nishimatsu Construction                                       726,845

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      253,000  Nissan Fire & Marine Insurance Co Ltd                         417,807
       52,000  Nisshin Oil Mills Ltd                                         131,724
      709,000  Nisshin Steel Co Ltd                                          370,857
      995,000  Nissho Iwai Corp*                                             565,066
    1,747,000  NKK Corp*                                                   1,422,925
        6,000  Noritake Co Ltd                                                24,076
       25,000  Okamoto Industries Inc                                         47,637
       30,000  Okasan Securities Co Ltd                                      102,671
       53,000  Okumura Corp                                                  151,287
      547,600  Onoda Cement Co Ltd                                           785,647
       35,000  Onward Kashiyama Co Ltd                                       292,658
      444,000  Orient Corp*                                                  441,263
       16,000  Q.P. Corp                                                     116,570
        5,000  Rinnai Corp                                                    93,966
       22,000  Royal Co Ltd                                                  152,064
       51,000  Ryobi Ltd*                                                     57,926
       19,500  Ryosan Co                                                     212,741
       20,000  Sanden Corp                                                    58,136
       21,000  Sanki Engineering                                              95,722
       69,000  Sankyo Aluminum Industry Co Ltd*                               43,826
       14,000  Sanrio Co Ltd                                                  99,907
      145,000  Sanyo Securities Co Ltd(a)*(b)                                  1,084
           29  Sapporo Hokuyo Holdings Inc*                                  112,684
       94,000  Seino Transportation Co Ltd                                   326,621
      437,000  Sekisui Chemical                                            1,058,009
       15,400  Shimachu Co                                                   201,382
        7,400  Shimamura Co Ltd                                              418,038
      153,000  Shimizu Corp                                                  500,758
        6,980  Shohkoh Fund & Co                                             581,558
      325,000  Showa Denko*                                                  420,138
        1,000  Showa Electric Wire & Cable                                       822
      146,000  Showa Shell Sekiyu                                            938,240
      199,000  Snow Brand Milk Products Co Ltd*                              187,364
    2,577,000  Sumitomo Metal Industries*                                    982,081
      104,000  Sumitomo Osaka Cement Co Ltd                                  132,890
      175,000  Sumitomo Realty and Development Co Ltd                        829,068
       87,000  Sumitomo Rubber Industries                                    292,546
      776,000  Taisei Corp                                                 1,722,189
       21,000  Takashimaya Co Ltd                                            107,020
       39,000  Takuma Corp                                                   258,494

8             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       61,000  Tanabe Seiyaku Co Ltd                                         505,503
       52,000  Teikoku Oil Co Ltd                                            210,603
      315,000  The Dai-Tokyo Fire & Marine Insurance Co                      562,563
      127,000  Toda Corp                                                     301,782
       49,000  Toho Gas Co Ltd                                               116,069
       52,000  Tokai Carbon Co Ltd                                            81,211
       35,000  Tokuyama Corp                                                  97,814
      142,000  Tokyo Electric Co Ltd                                         267,394
      127,000  Tokyo Ink Manufacturing Co Ltd                                241,995
       30,000  Tokyo Style Co Ltd                                            264,525
      225,000  Tokyu Land Corp*                                              300,953
       50,000  Toshiba Ceramics Co Ltd                                       112,087
       35,000  Toshiba Tungaloy Co Ltd                                        68,261
       10,000  Toyo Suisan Kaisha                                             76,518
       12,000  Tsubakimoto Chain                                              27,887
       34,000  UNY Co Ltd                                                    299,795
      162,000  Victor Co of Japan Ltd                                        490,267
       26,000  Wacoal Corp                                                   195,255
        7,600  World Company Ltd                                             170,372
        4,000  Yamada Denki Co Ltd                                           242,107
       41,000  Yamaha Corp                                                   263,478
       44,000  Yamaha Motor Co                                               253,166
       11,000  Yamatake Honeywell                                             83,841
       62,000  Yodogawa Steel Works                                          124,162
      155,000  Yokohama Rubber Co*                                           323,146
                                                                        ------------
                                                                          49,309,606
                                                                        ------------
               LUXEMBOURG -- 0.6%
       51,471  Arcelor (Luxembourg Exchange)*                                712,359
       62,086  Arcelor (Spanish Exchange)*                                   864,641
                                                                        ------------
                                                                           1,577,000
                                                                        ------------
               MALAYSIA -- 0.0%
      357,000  Promet Berhad(b)*                                                 939
      312,000  Rekapacific Berhad(b)*                                            821
                                                                        ------------
                                                                               1,760
                                                                        ------------
               NETHERLANDS -- 2.2%
      244,300  Getronics NV                                                  636,072

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               NETHERLANDS -- CONTINUED
       52,149  Hagemeyer NV                                                  911,651
       23,127  KLM-Konin Luchtvaart Mij NV                                   317,477
       69,598  OCE NV                                                        710,387
       14,182  Randstad Holdings NV                                          161,317
       23,017  VIB NV                                                        530,594
      111,641  Wolters Kluwer NV                                           2,404,580
                                                                        ------------
                                                                           5,672,078
                                                                        ------------
               NEW ZEALAND -- 0.2%
      239,140  Fletcher Building Ltd                                         307,526
       85,686  Sky City Entertainment Group Ltd                              208,855
                                                                        ------------
                                                                             516,381
                                                                        ------------
               NORWAY -- 0.4%
       13,375  Gjensidige NOR Sparebank                                      433,790
       59,200  Tandberg ASA*                                                 684,301
                                                                        ------------
                                                                           1,118,091
                                                                        ------------
               PORTUGAL -- 0.4%
       74,626  Multimedia Servicos de Telecomunicacoes e Multimedia
                 SGPS SA PT*                                                 486,073
       62,909  Telecel-Comunicacoes Pessoai*                                 462,538
                                                                        ------------
                                                                             948,611
                                                                        ------------
               SINGAPORE -- 1.6%
      243,000  Comfort Group                                                  86,224
       91,100  Creative Technology Ltd                                     1,074,193
      166,000  Elec & Eltek International Co Ltd                             441,560
      240,000  Hotel Properties Ltd                                          170,320
      115,000  Marco Polo Developments Ltd                                   123,045
    1,229,000  Neptune Orient Lines Ltd*                                     805,088
    2,294,100  Pacific Century Region Developments Ltd*                      619,909
       15,057  Van Der Horst Ltd(b)*                                           6,098
      275,000  Want Want Holdings                                            649,000
                                                                        ------------
                                                                           3,975,437
                                                                        ------------
               SPAIN -- 2.7%
       14,124  Acciona SA                                                    504,573
       13,889  Actividades de Construccion y Servicios SA                    369,430

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SPAIN -- CONTINUED
       34,090  Aurea Concesiones de Infraestructuras del Estado SA           648,143
       31,256  Azucarera Ebro Agricolas                                      333,900
        8,516  Bankinter SA                                                  234,102
       81,627  Corp Mapfre Compania Internacional de Reaseguros              564,859
       19,470  Fomento de Construcciones y Contratas SA                      421,039
       32,965  Grupo Dragados SA                                             409,186
       36,685  Grupo Ferrovial SA                                            778,716
      207,527  Iberia (Lineas AER DE Espana)                                 222,593
       28,088  Metrovacesa SA                                                409,390
        8,108  Prosegur Comp Securidad                                       106,253
       17,100  Sogecable SA*                                                 388,277
       78,383  Sol Melia SA                                                  529,528
       85,133  Vallehermoso SA                                               595,012
       26,762  Zardoya-Otis SA                                               270,845
                                                                        ------------
                                                                           6,785,846
                                                                        ------------
               SWEDEN -- 4.3%
       11,500  Custos AB                                                     204,418
        7,500  Drott AB Class B                                               79,918
       72,700  Europolitan Holdings AB*                                      350,860
      205,648  Gambro AB Class A                                           1,208,671
      159,912  Gambro AB Class B                                             939,863
       25,900  Getinge Industrier AB Class B                                 495,038
       19,910  Kinnevik Investment Class B                                   247,356
       12,200  Lundbergforetagen AB                                          199,372
       44,070  Mo Och Domsjo AB Class B                                    1,078,181
       49,800  SAAB AB Class B                                               559,211
       87,200  Skanska AB Class B                                            645,843
       16,300  SKF AB Class B                                                381,647
       22,970  SSAB Swedish Steel Class A                                    245,860
        8,635  Svenska Kullagerfabriken AB                                   196,403
      312,700  Swedish Match AB                                            2,002,217
       27,700  Tele2 AB Class B*                                             741,219
      228,300  Telelogic AB*                                                 224,725
        1,298  Transcom WorldWide SA Class A*                                  1,886
        2,412  Transcom WorldWide SA Class B*                                  4,034
      106,900  Trelleborg AB Class B                                         990,964
                                                                        ------------
                                                                          10,797,686
                                                                        ------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SWITZERLAND -- 2.8%
        5,921  BK Vision AG (Bearer)*                                      1,142,929
        4,469  Bobst Group AG (Registered)*                                  117,992
        1,252  Forbo Holdings AG (Registered)                                336,433
        1,538  Givaudan                                                      505,327
          844  Helvetia Patria Holding                                       112,408
           85  Hilti AG (Participating Certificate)                           53,711
          299  Intershop Holdings AG (Bearer)                                147,360
          190  Jelmoli (Registered)                                           30,656
        2,829  Kuoni Reisen Holdings AG (Registered)                         740,280
          559  Lonza AG                                                      352,573
        1,783  Merkur Holding AG (Registered)                                300,235
           50  Motor-Columbus (Bearer)                                        73,486
          848  Movenpick Holdings (Bearer)                                   258,719
          635  Pargesa Holdings SA (Bearer)                                1,289,075
        5,425  Pharma Vision 2000 AG*                                        646,136
        2,508  SIG Holding AG                                                250,153
          457  Sika Finanz AG (Bearer)                                        95,722
        1,178  Sulzer Gebrueder AG (Registered)                              220,132
          364  Sulzer Medica AG                                               28,511
       20,548  Vontobel Holdings AG                                          407,488
                                                                        ------------
                                                                           7,109,326
                                                                        ------------
               UNITED KINGDOM -- 21.2%
       57,686  Airtours Plc                                                  181,948
      129,461  Alliance & Leicester Plc                                    1,525,303
       89,857  AMEC                                                          550,316
       43,311  ARM Holdings Plc*                                             173,363
       83,310  Arriva Plc                                                    396,510
       27,313  Associated British Ports                                      171,910
      232,057  AWG Plc*                                                    1,706,751
      175,167  Barratt Development                                         1,144,634
      184,307  Berisford International                                       224,188
       24,555  Berkley Group                                                 277,845
      306,840  BICC Group                                                    989,507
       57,807  Bodycote International Plc                                    156,166
       77,089  BPB Industries Plc                                            367,992
      244,100  British Energy Plc                                            725,036
       49,280  British Land Co                                               361,403
      200,475  BTR Siebe Plc                                                 272,210
       20,333  Capita Group Plc                                              133,442

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      322,713  Caradon Plc                                                   604,790
      201,841  Carlton Communications Plc                                    602,371
        1,500  Carlton Communications Plc ADR                                 22,695
       43,002  Charter Plc (Registered)                                       95,186
       92,161  Chubb Plc                                                     221,599
      375,227  Coats Viyella                                                 268,014
       10,866  Cobham Group Plc                                              174,283
      127,421  Cookson Group                                                 142,377
    1,928,388  Corus Group Plc*                                            2,236,560
       63,386  De La Rue Plc                                                 377,440
       56,121  De Vere Group Plc                                             273,059
      213,150  Debenhams Plc                                               1,109,444
      108,868  Egg Plc*                                                      229,435
       65,897  Eidos Plc*                                                    128,623
       11,046  Enterprise Oil                                                 96,865
      251,098  Eurotunnel SA Units (Registered)*                             218,419
       51,962  Express Dairies Plc*                                           12,127
       53,752  Firstgroup Plc                                                194,629
      126,305  Gallaher Group Plc                                            888,316
      242,214  Granada Compass Plc                                           393,976
       72,141  Great Portland Estates Plc                                    274,477
      160,684  IMI Plc                                                       602,269
       86,500  Inchcape Plc                                                  857,643
      177,788  Innogy Holdings Plc                                           644,375
       59,234  Jarvis Plc                                                    466,239
      141,409  Ladbroke Group                                                446,020
      145,562  Laird Group                                                   263,530
       73,980  Lex Service                                                   545,160
       55,645  MAN Group Plc                                                 816,163
    1,805,088  Marconi Plc                                                   446,795
      149,085  Morgan Crucible                                               345,820
       98,120  Mothercare Plc                                                285,195
      216,245  National Power*                                               550,542
       66,839  Next Plc                                                      899,520
      402,875  Northern Foods Plc                                            945,912
      262,382  Northern Rock Plc                                           2,527,280
       42,652  P&O Princess Cruises Plc                                      247,341
      270,532  Peninsular & Oriental Steam Navigation Co                     805,458
       44,263  Provident Financial Plc                                       406,936
      271,203  Rank Group Plc                                                958,974

              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      214,917  Rexam Plc                                                   1,326,867
       43,954  RMC Group                                                     354,361
      220,467  Scottish & Newcastle Plc                                    1,730,648
      277,102  Severn Trent Plc                                            2,874,829
      136,175  Signet Group Plc                                              206,570
       81,229  Smith & Nephew Plc                                            489,720
       98,578  Smith (WH) Group Plc                                          680,412
      459,653  Somerfield Plc*                                               773,659
      109,345  Southwest Water                                               972,023
      531,601  Stagecoach Holdings Plc                                       509,410
      265,682  Tate & Lyle                                                 1,266,381
      558,008  Taylor Woodrow Plc                                          1,542,977
      465,077  Telewest Communications Plc*                                  116,760
      281,775  Thus Plc*                                                      90,668
      449,033  Tomkins Plc                                                 1,543,323
       72,314  Transport Development Group Plc                               199,448
       15,948  Travis Perkins Plc                                            207,185
      178,278  United Utilities                                            1,521,764
       96,926  Viglen Technology Plc (Entitlement Letters)(b)*                    --
      161,570  Whitebread Plc                                              1,457,987
      110,760  Wilson (Connolly) Holdings                                    262,404
      444,026  Wimpey (George)                                             1,645,440
       98,122  Wolseley                                                      828,539
      421,100  Yorkshire Water                                             2,126,306
                                                                        ------------
                                                                          53,712,062
                                                                        ------------

               TOTAL COMMON STOCKS (COST $254,646,488)                   229,942,994
                                                                        ------------
               PREFERRED STOCKS -- 1.2%
               GERMANY -- 1.1%
       48,100  Dyckerhoff AG (Non Voting) 7.31%                              703,150
        1,480  Fresenius Medical Care AG (Non Voting) 1.22%                  103,056
       16,900  Hugo Boss AG 2.75%                                            356,692
       52,583  MAN AG 2.42%                                                1,027,945
       35,500  Rheinmetall AG 4.17%                                          349,451
        6,921  Wella AG 0.87%                                                353,213
                                                                        ------------
                                                                           2,893,507
                                                                        ------------

              See accompanying notes to the financial statements.
14

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               ITALY -- 0.1%
       10,475  IFI Istituto Finanziario Industries 2.81%                     194,356
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $3,450,414)                    3,087,863
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               FRANCE -- 0.0%
       13,893  Cap Gemini SA Warrants, Expires 3/31/03*                        4,086
                                                                        ------------
               SWEDEN -- 0.0%
       11,500  Custos AB Rights, Expires 3/27/02*                             28,135
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $62,055)                       32,221
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 11.1%
               CASH EQUIVALENTS -- 10.6%
$  17,400,000  Deutsche Bank Time Deposit, 1.81%, due 3/1/02              17,400,000
    9,611,824  The Boston Global Investment Trust(c)                       9,611,824
                                                                        ------------
                                                                          27,011,824
                                                                        ------------
               U.S. GOVERNMENT -- 0.5%
$   1,200,000  U.S. Treasury Bill, 1.74%, due 5/23/02(d)                   1,195,213
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $28,206,258)            28,207,037
                                                                        ------------
               TOTAL INVESTMENTS -- 103.0%
               (Cost $286,365,215)                                       261,270,115

               Other Assets and Liabilities (net) -- (3.0%)               (7,657,733)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $253,612,382
                                                                        ============

              See accompanying notes to the financial statements.             15

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

*    Non-income producing security.

(a)  Bankrupt issuer.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(c)  Represents investment of security lending collateral (Note 1).

(d) All or a portion of this security is held as collateral for open futures contracts (Note 6).

16            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Industrials                                                    22.8%
Consumer Discretionary                                         20.0
Financials                                                     15.2
Materials                                                      14.3
Consumer Staples                                                9.0
Utilities                                                       5.7
Information Technology                                          5.6
Health Care                                                     4.2
Energy                                                          2.5
Telecommunication Services                                      0.7
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             17

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $9,073,070 (cost $286,365,215) (Note 1)                   $261,270,115
   Foreign currency, at value (cost $334,792) (Note 1)             334,289
   Receivable for investments sold                               2,827,307
   Receivable for Fund shares sold                                   5,787
   Dividends and interest receivable                               289,600
   Foreign taxes receivable                                        211,522
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              6,126,577
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 37,473
                                                              ------------

      Total assets                                             271,102,670
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             1,498,970
   Payable upon return of securities loaned (Note 1)             9,611,824
   Due to custodian                                                  8,226
   Payable to affiliate for (Note 2):
      Management fee                                                42,849
      Shareholder service fee                                       27,365
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              6,131,502
   Accrued expenses                                                169,552
                                                              ------------

      Total liabilities                                         17,490,288
                                                              ------------
  NET ASSETS                                                  $253,612,382
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $287,911,840
   Accumulated undistributed net investment income                 206,945
   Accumulated net realized loss                                (9,467,977)
   Net unrealized depreciation                                 (25,038,426)
                                                              ------------
                                                              $253,612,382
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $253,612,382
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    24,297,035
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.44
                                                              ============

18            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $684,221)           $  5,345,950
   Interest (including securities lending income of
    $211,702)                                                      673,231
                                                              ------------

      Total income                                               6,019,181
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       1,303,574
   Custodian fees                                                  366,507
   Audit fees                                                       60,746
   Transfer agent fees                                              27,925
   Legal fees                                                       10,258
   Trustees fees (Note 2)                                            2,918
   Registration fees                                                   635
   Miscellaneous                                                     3,368
   Fees reimbursed by Manager (Note 2)                            (469,367)
                                                              ------------
                                                                 1,306,564

   Shareholder service fee (Note 2) - Class III                    325,894
                                                              ------------
      Net expenses                                               1,632,458
                                                              ------------

         Net investment income                                   4,386,723
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (10,289,859)
      Closed futures contracts                                   3,771,299
      Foreign currency, forward contracts and foreign
      currency related transactions                              2,011,974
                                                              ------------

         Net realized loss                                      (4,506,586)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (12,068,402)
      Open futures contracts                                      (581,109)
      Foreign currency, forward contracts and foreign
      currency related transactions                             (1,541,774)
                                                              ------------

   Net unrealized loss                                         (14,191,285)
                                                              ------------

      Net realized and unrealized loss                         (18,697,871)
                                                              ------------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(14,311,148)
                                                              ============

              See accompanying notes to the financial statements.             19

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,386,723       $  3,554,459
   Net realized loss                                         (4,506,586)        (2,097,932)
   Change in net unrealized appreciation (depreciation)     (14,191,285)        18,088,077
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                              (14,311,148)        19,544,604
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (7,227,558)        (3,650,134)
                                                           ------------       ------------
      Total distributions from net investment income         (7,227,558)        (3,650,134)
                                                           ------------       ------------
   Net realized gains
      Class III                                                  (9,648)       (12,728,735)
                                                           ------------       ------------
      Total distributions from net realized gains                (9,648)       (12,728,735)
                                                           ------------       ------------
                                                             (7,237,206)       (16,378,869)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              88,068,118         10,565,121
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             88,068,118         10,565,121
                                                           ------------       ------------
      Total increase in net assets                           66,519,764         13,730,856
NET ASSETS:
   Beginning of period                                      187,092,618        173,361,762
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $206,945 and $995,001,
    respectively)                                          $253,612,382       $187,092,618
                                                           ============       ============

20            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28/29,
                                            ----------------------------------------------------------
                                               2002         2001        2000        1999        1998
                                            ----------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD         $  11.68     $  11.54    $  11.02    $  12.22    $  13.46
                                             --------     --------    --------    --------    --------

Income from investment operations:
   Net investment income                         0.22         0.23        0.25        0.55        0.27
   Net realized and unrealized gain
     (loss)                                     (1.11)        1.02        0.83       (1.15)       0.42
                                             --------     --------    --------    --------    --------

      Total from investment operations          (0.89)        1.25        1.08       (0.60)       0.69
                                             --------     --------    --------    --------    --------

Less distributions to shareholders:
   From net investment income                   (0.35)       (0.25)      (0.15)      (0.21)      (0.26)
   From net realized gains                      (0.00)(c)    (0.86)      (0.41)      (0.39)      (1.67)
                                             --------     --------    --------    --------    --------

      Total distributions                       (0.35)       (1.11)      (0.56)      (0.60)      (1.93)
                                             --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD               $  10.44     $  11.68    $  11.54    $  11.02    $  12.22
                                             ========     ========    ========    ========    ========
TOTAL RETURN(a)                                 (7.57)%      11.09%       9.62%      (5.06)%      6.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $253,612     $187,093    $173,362    $158,142    $234,155
   Net expenses to average daily net
     assets                                      0.75%        0.75%       0.75%       0.75%       0.75%
   Net investment income to average
     daily net assets                            2.02%        2.05%       2.19%       1.67%       1.93%
   Portfolio turnover rate                         34%          60%         55%          8%         79%
   Fees and expenses reimbursed by the
     Manager to average daily net assets         0.22%        0.22%       0.24%       0.81%       0.86%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                       $   0.05     $   0.04          --          --          --

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000 the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
(c)  The distribution from net realized gains was less than $.01 per share.

              See accompanying notes to the financial statements.             21

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World Ex-U.S. Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manger has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $9,073,070 collateralized by cash in the amount of $9,611,824, which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $7,227,869; and long-term capital gains -- $9,337.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $910,037 of undistributed ordinary income. These temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $6,078,276 expiring in 2010. The Fund has elected to defer to March 1, 2002 post-October capital losses of $3,265,822.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $2,052,779         $(2,026,561)       $(26,218)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.

      Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is 1.00% of the amount invested. In the case of cash redemptions, the fee is .60% of the amount redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2001, the Fund received $879,541 and $319,515 in purchase premiums and $24,542 and $212,849 in redemption fees, respectively. There was no premium for reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights for presentation purposes only. These changes had no effect on net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $2,918. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $148,663,419 and $69,714,064, respectively.

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $286,632,631     $19,267,285       $(44,629,801)    $(25,362,516)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 62.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended                Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        -----------------------  -------------------------
                                                          Shares      Amount       Shares        Amount
         Class III:                                     ----------  -----------  -----------  ------------
         Shares sold                                     8,537,304  $91,049,348    3,074,100  $ 34,253,049
         Shares issued to shareholders in reinvestment
           of distributions                                220,972    2,296,421    1,220,075    14,014,308
         Shares repurchased                               (480,530)  (5,277,651)  (3,297,833)  (37,702,236)
                                                        ----------  -----------  -----------  ------------
         Net increase                                    8,277,746  $88,068,118      996,342  $ 10,565,121
                                                        ==========  ===========  ===========  ============

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------
              Buys
           4/26/02   AUD                     15,048,755   $ 7,739,056    $   152,036
           4/26/02   CAD                     14,673,261     9,141,665       (145,420)
           3/22/02   CHF                     30,895,873    18,128,261       (665,145)
           3/22/02   DKK                     89,528,400    10,411,808       (624,328)
           3/22/02   EUR                     40,546,208    35,045,551     (1,830,575)
           3/22/02   GBP                     23,269,957    32,878,137       (777,200)
           4/26/02   HKD                     41,278,420     5,291,569           (302)
           4/26/02   JPY                  2,793,095,884    20,930,938     (1,835,661)
           3/22/02   NOK                     86,960,679     9,735,745       (129,235)
           4/26/02   NZD                      8,360,658     3,497,560         53,665
           3/22/02   SEK                     79,138,600     7,555,220         55,468
           4/26/02   SGD                      2,167,610     1,185,004         (4,921)
                                                                         -----------
                                                                         $(5,751,618)
                                                                         ===========
             Sales
           4/26/02   AUD                      5,040,938   $ 2,592,380    $   (56,256)
           4/26/02   CAD                     18,379,902    11,450,958        185,017
           3/22/02   CHF                     18,572,596    10,897,535        710,906
           3/22/02   DKK                     16,344,470     1,900,799        119,699
           3/22/02   EUR                     25,908,276    22,393,458      1,148,025
           3/22/02   GBP                     25,738,153    36,365,453      1,092,136
           4/26/02   HKD                     80,394,882    10,305,992           (919)
           4/26/02   JPY                  5,328,573,760    39,931,335      2,576,281
           3/22/02   NOK                     33,731,644     3,776,450         26,794
           3/22/02   SEK                     63,819,608     6,092,744        (61,540)
           4/26/02   SGD                      2,105,740     1,151,181          6,550
                                                                         -----------
                                                                         $ 5,746,693
                                                                         ===========

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Currency Abbreviations:

    AUD - Australian Dollar
    CAD - Canadian Dollar
    CHF - Swiss Franc
    DKK - Danish Krona
    EUR - Euro
    GBP - British Pound
    HKD - Hong Kong Dollar
    JPY - Japanese Yen
    NOK - Norwegian Krone
    NZD - New Zealand Dollar
    SEK - Swedish Krona
    SGD - Singapore Dollar

      FUTURES CONTRACTS

                                                                                           Net Unrealized
         Number of                                                                          Appreciation
         Contracts                Type                  Expiration Date    Contract Value  (Depreciation)
         ---------  ---------------------------------  ------------------  --------------  --------------

           Buys
              21                   DAX                 March 2002            $2,297,873       $ (2,436)
              32                FTSE 100               March 2002             2,308,301        (33,836)
               2                 MIB 30                March 2002               274,603          7,607
              25             S&P Toronto 60            March 2002             1,359,656         (4,051)
             160                 SPI 200               March 2002             7,032,028         57,738
              27                TSE TOPIX              March 2002             2,039,753         41,360
                                                                                              --------
                                                                                              $ 66,382
                                                                                              ========

      At February 28, 2002, the Fund has securities to cover any margin requirements on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $684,221 and recognized foreign source income of $6,030,171.

      For the fiscal year ended February 28, 2002, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 0.13% as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,
         c/o GMO Trust                             Trust                           Harvard University; Senior Associate
         40 Rowes Wharf                                                            Dean, Harvard University
         Boston, MA 02110
         Age: 60

         Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;
         c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
         40 Rowes Wharf                                                            (1998 -- present); Consultant --
         Boston, MA 02110                                                          Business and Law.
         Age: 57

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         Jay O. Light                                   38        Security
         c/o GMO Trust                                            Capital Group,
         40 Rowes Wharf                                           Inc
         Boston, MA 02110
         Age: 60
         Donald W. Glazer, Esq.                         38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 57

         1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &
         c/o GMO Trust                             Quantitative    September 1985  Co. LLC
         40 Rowes Wharf                            and Chairman
         Boston, MA 02110                          of the
         Age: 63                                   Trustees of
                                                   the Trust

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         R. Jeremy Grantham(2)                          38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 63

         1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
         2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of
                                                     Office(3) and              Principal Occupation(s)
               Name, Address,         Position(s)      Length of                      During Past
                  and Age            Held with Fund   Time Served                     Five Years
         --------------------------  --------------  --------------  ---------------------------------------------

         Susan Randall Harbert       Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial                       LLC.
         40 Rowes Wharf              Officer and
         Boston, MA 02110            Treasurer of
         Age: 44                     the Trust

         Brent Arvidson              Assistant       Since           Senior Fund Administrator -- Grantham, Mayo,
         c/o GMO Trust               Treasurer of    September 1998  Van Otterloo & Co. LLC (September 1997 --
         40 Rowes Wharf              the Trust                       present); Senior Financial Reporting Analyst,
         Boston, MA 02110                                            John Hancock Funds (1996 -- 1997)
         Age: 32

         Scott Eston                 Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial       September 1997  LLC: Senior Partner, Coopers & Lybrand
         40 Rowes Wharf              Officer and                     (1987 -- 1997).
         Boston, MA 02110            Vice President
         Age: 46                     of the Trust

         William R. Royer, Esq.      Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo,
         c/o GMO Trust               and Clerk of                    Van Otterloo & Co. LLC
         40 Rowes Wharf              the Trust
         Boston, MA 02110
         Age: 36

         Elaine M. Hartnett, Esq.    Vice President  Since August    Associate General Counsel, Grantham, Mayo,
         c/o GMO Trust               and Secretary   1999            Van Otterloo & Co. LLC (June 1999 --
         40 Rowes Wharf              of the Trust                    present); Associate/Junior Partner, Hale and
         Boston, MA 02110                                            Dorr LLP (1991 -- 1999).
         Age: 57

         3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

PELICAN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

PELICAN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Pelican Fund returned +2.2% in the year ending February 28, 2002, outperforming the S&P 500's decline of 9.5%. This represents the second consecutive year that we significantly outperformed our benchmark, and perhaps more importantly, delivered positive returns despite a broad decline in the U.S. equity market. Our disciplined approach to valuing companies continued to pay dividends, as investors sought investments that provided good return prospects with lower risk.

THEMES

We constructed the Pelican Fund with several broad themes in mind:

- Corporate profit growth would not meet the expectations of investors in 2001. Profit margins were at record levels, and it was unreasonable to believe profits would be flat in an economic slowdown. As a result, we favored companies with less dependence on economic growth that met our valuation criteria.

- We continued to believe future energy prices would be significantly higher than in the past decade due to growing supply constraints, representing a secular change in prices, not just a cyclical one. As a result, the Pelican Fund had an overweighting in energy issues.

- REITs represented an outstanding total return opportunity; we believed they could continue to grow cash flow, despite economic deceleration. Combined with roughly 8% yields, REITs appeared poised to continue outperforming. The Fund maintained a REIT weighting of between 8% to 10% of the portfolio in 2001.

- Technology profits would fall further and faster than the market believed, particularly those areas that had depended on the bubble conditions prevalent in prior years. As a result, we continued with our underweighting in technology shares.

PERFORMANCE

Stock selection drove the substantial majority of our outperformance in 2001. We correctly predicted the difficult profit environment, and avoiding economically-sensitive stocks helped us select good issues. As Benjamin Franklin noted, nothing in this world is certain but death and taxes, and our investment in H&R Block proved impervious to the economic downturn. Their business continued to grow quite nicely, and their stock, all but forgotten in prior years, more than doubled in the year ending February 28, 2002. Other less cyclical holdings contributed strong positive performances, including the REIT JP Realty and TXU, an electric utility company.

PELICAN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

The biggest negative to stock selection was our premature re-entry into technology issues. With the shares of high-quality companies having declined to what we perceived to be attractive entry points, we believed the shares of companies such as Corning were attractively valued. Continued deterioration in fundamentals, however, caused the stocks to continue falling, and although we believe the shares represent good value, we recognize that we were early.

Sector selection played a lesser role in 2001. Our overweight in REITs provided a significant boost to overall performance; cash flow grew in 2001, as we had correctly predicted, and yields became important to other investors. We have further reduced our REIT weighting to 6%; we still believe they represent outstanding total return investments.

Despite our negative bias towards technology issues, we still found opportunities in those names we perceived to be less cyclical. In particular, Electronic Data Systems and IBM both provide technology services, businesses far less cyclical than other areas of technology. Our preference towards these names enabled us to generate positive returns from our technology investments in 2001.

Our energy thesis was a mixed bag in 2001: although we still may be correct on the secular outlook, the rapid decline in cyclical economic conditions pressured energy prices and energy shares. However, even though we did not exactly predict the macro environment for energy shares, our energy holdings added value, as sector selection was neutral and stock selection was positive, and several of our portfolio companies were subsequently acquired.

OUTLOOK

Although we believe economic growth and corporate profit growth will resume this year, we believe expectations about the pace of recovery will not be met. Combined with historically high valuations, we believe a conservative portfolio posture remains appropriate, and we will strive to minimize risk. To that point, we have reduced the number of holdings in the portfolio from approximately 110 to 75. In a difficult environment, fewer companies will deliver superior results, and many of our stocks performed well last year, reducing the number of outstanding undervalued situations. In 2002, stock selection skills will win--an environment that suits us well.

We are encouraged by last year and our continued outperformance this year. We thank you for sticking with us. We are confident that our valuation-based strategies can provide superior results in the future.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              PELICAN FUND
            AS OF: 2/28/2002              GMO PELICAN         S&P 500          RUSSELL 1000
                  DATE                       FUND              INDEX           VALUE INDEX
29/02/1992                                  10,000.00               10,000.00    10,000.00
31/03/1992                                   9,738.32                9,805.51     9,854.48
30/06/1992                                  10,068.10                9,991.99    10,266.78
30/09/1992                                  10,284.98               10,307.05    10,456.11
31/12/1992                                  10,736.68               10,826.08    11,067.91
31/03/1993                                  11,748.25               11,298.87    12,134.25
30/06/1993                                  12,322.84               11,353.82    12,490.22
30/09/1993                                  12,771.19               11,647.24    13,105.93
31/12/1993                                  12,894.82               11,917.21    13,067.60
31/03/1994                                  12,569.19               11,465.27    12,608.36
30/06/1994                                  12,525.68               11,513.55    12,687.38
30/09/1994                                  13,429.10               12,076.46    13,012.84
31/12/1994                                  13,292.49               12,074.57    12,809.43
31/03/1995                                  14,513.71               13,250.24    14,028.33
30/06/1995                                  15,728.65               14,515.09    15,284.08
30/09/1995                                  16,744.70               15,668.61    16,619.73
31/12/1995                                  17,255.79               16,611.92    17,722.61
31/03/1996                                  18,240.77               17,503.46    18,726.06
30/06/1996                                  18,718.66               18,289.09    19,048.64
30/09/1996                                  19,017.08               18,854.49    19,602.37
31/12/1996                                  20,826.47               20,426.06    21,558.09
31/03/1997                                  20,826.47               20,973.57    22,110.61
30/06/1997                                  23,354.17               24,635.21    25,370.19
30/09/1997                                  25,830.99               26,480.40    27,897.02
31/12/1997                                  26,352.62               27,240.86    29,143.09
31/03/1998                                  28,860.17               31,040.76    32,540.49
30/06/1998                                  29,061.99               32,065.80    32,685.98
30/09/1998                                  26,037.63               28,876.19    28,899.44
31/12/1998                                  29,426.93               35,025.92    33,697.87
31/03/1999                                  29,298.91               36,771.04    34,180.54
30/06/1999                                  32,303.67               39,362.76    38,035.35
30/09/1999                                  29,391.82               36,904.79    34,309.11
31/12/1999                                  30,240.50               42,395.91    36,173.90
31/03/2000                                  29,949.03               43,368.01    36,346.38
30/06/2000                                  30,019.79               42,216.14    34,643.29
30/09/2000                                  31,787.95               41,807.20    37,367.44
31/12/2000                                  33,827.59               38,536.02    38,711.51
31/03/2001                                  34,227.01               33,967.40    36,444.26
30/06/2001                                  36,321.92               35,955.35    38,222.54
30/09/2001                                  34,228.81               30,677.76    34,037.74
31/12/2001                                  36,780.45               33,955.71    36,547.52
28/02/2002                                  35,692.86               32,815.18    36,324.55
Average Annual Returns (%)
Inception
1yr                                               5yr  10 Year/Inception Date
2.17                                             10.7                   13.57
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Each performance figure assumes purchase
at the beginning and redemption at the
end of the stated period. Past
performance is not indicative of future
performance. Information is unaudited.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES              DESCRIPTION                                                        VALUE ($)
------------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 92.1%
                           CONSUMER DISCRETIONARY -- 5.6%
               30,000      Block (H&R) Inc                                                         1,513,500
               23,500      Champion Enterprises Inc*                                                 207,505
               67,200      Federated Department Stores*                                            2,816,352
               41,000      Ford Motor Co                                                             610,080
               23,000      General Motors Corp                                                     1,218,540
                                                                                         -------------------
                                                                                                   6,365,977
                                                                                         -------------------
                           CONSUMER STAPLES -- 8.5%
               41,500      CVS Corp                                                                1,133,780
               29,600      Kimberly-Clark Corp                                                     1,852,960
               81,000      Kroger Co*                                                              1,794,150
               14,000      Loews Corp -- Carolina Group*                                             416,500
               26,000      Philip Morris Cos Inc                                                   1,369,160
               35,500      Safeway Inc*                                                            1,525,790
               63,600      Smithfield Foods Inc*                                                   1,570,920
                                                                                         -------------------
                                                                                                   9,663,260
                                                                                         -------------------
                           ENERGY -- 11.9%
               10,000      Amerada Hess Corp                                                         692,700
               27,500      Anadarko Petroleum Corp                                                 1,432,750
               13,475      ChevronTexaco Corp                                                      1,137,829
               67,500      Conoco Inc                                                              1,867,050
               12,500      Core Laboratories*                                                        153,125
               61,500      Marathon Oil Corp                                                       1,691,250
              101,000      Occidental Petroleum Corp                                               2,710,840
               35,000      Phillips Petroleum Co                                                   2,068,850
               35,500      Unocal Corp                                                             1,275,515
               14,500      Valero Energy Corp                                                        621,035
                                                                                         -------------------
                                                                                                  13,650,944
                                                                                         -------------------
                           FINANCIALS -- 27.9%
               33,000      ACE Ltd                                                                 1,448,700
               42,000      Allstate Corp                                                           1,470,840
               24,500      Aon Corp                                                                  848,435
               27,600      Bank of America Corp                                                    1,765,020
               60,000      Brandywine Realty Trust - REIT                                          1,356,000
               51,000      Citigroup Inc                                                           2,307,750

              See accompanying notes to the financial statements.              1

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS  -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES              DESCRIPTION                                                        VALUE ($)
------------------------------------------------------------------------------------------------------------
                           FINANCIALS -- CONTINUED
               72,500      Clayton Homes Inc                                                       1,102,000
               79,500      Equity Office Properties Trust -- REIT                                  2,281,650
               34,000      Equity Residential Properties Trust -- REIT                               916,300
               47,500      Fannie Mae                                                              3,716,875
               50,000      FleetBoston Financial Corp                                              1,669,000
               26,700      Freddie Mac                                                             1,701,858
               12,800      Greenpoint Financial Corp                                                 563,200
               30,000      Mack-Cali Realty Corp -- REIT                                             943,500
               29,000      Nationwide Financial Service                                            1,173,920
               36,000      Simon Property Group Inc                                                1,108,080
               35,000      U.S. Bancorp                                                              729,750
               86,000      Wachovia Corp                                                           2,857,780
               39,500      Washington Mutual Inc                                                   1,284,935
               20,000      Wells Fargo Co                                                            938,000
               63,100      Willis Group Holdings Ltd*                                              1,703,069
                                                                                         -------------------
                                                                                                  31,886,662
                                                                                         -------------------
                           HEALTH CARE -- 7.9%
               13,500      Abbott Laboratories                                                       763,425
               12,500      Aetna Inc                                                                 438,250
               20,000      Becton Dickinson & Co                                                     733,800
               15,000      Bristol-Myers Squibb Co                                                   705,000
               62,000      Merck & Co Inc                                                          3,802,460
               74,500      Schering-Plough Corp                                                    2,569,505
                                                                                         -------------------
                                                                                                   9,012,440
                                                                                         -------------------
                           INDUSTRIALS -- 10.2%
               33,500      AMR Corp*                                                                 874,350
               30,000      Engelhard Corp                                                            863,100
               16,500      FMC Corp*                                                                 622,875
               71,900      Hercules Inc*                                                             898,750
               75,500      Honeywell International Inc                                             2,878,060
               23,000      Lockheed Martin Corp                                                    1,297,430
               50,000      Pall Corp                                                                 976,000
               22,000      Pitney Bowes Inc                                                          917,840
               45,000      R. R. Donnelley & Sons Co                                               1,287,450
               40,000      Waste Management Inc                                                    1,052,400
                                                                                         -------------------
                                                                                                  11,668,255
                                                                                         -------------------

              See accompanying notes to the financial statements.
2

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS  -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

       SHARES              DESCRIPTION                                                        VALUE ($)
------------------------------------------------------------------------------------------------------------
                           INFORMATION TECHNOLOGY -- 6.1%
               50,000      Avnet Inc                                                               1,313,000
               26,000      BMC Software Inc*                                                         417,300
              125,000      Compaq Computer Corp                                                    1,267,500
              119,000      Corning Inc                                                               800,870
              188,500      Oracle Corp*                                                            3,132,870
                                                                                         -------------------
                                                                                                   6,931,540
                                                                                         -------------------
                           MATERIALS -- 2.1%
               13,500      International Flavors & Fragrances                                        465,075
                8,000      International Paper Co                                                    350,000
               35,000      Olin Corp                                                                 591,150
                5,500      Placer Dome Inc                                                            63,910
               54,500      Vishay Intertechnology Inc*                                               965,195
                                                                                         -------------------
                                                                                                   2,435,330
                                                                                         -------------------
                           TELECOMMUNICATION SERVICES -- 8.0%
              246,000      Qwest Communications International Inc                                  2,140,200
              108,000      Sprint Corp (FON Group)                                                 1,521,720
               99,000      Verizon Communications                                                  4,633,200
              113,000      WorldCom Inc*                                                             849,760
                                                                                         -------------------
                                                                                                   9,144,880
                                                                                         -------------------
                           UTILITIES -- 3.9%
               25,000      Questar Corp                                                              558,250
               71,800      TXU Corp                                                                3,652,466
               12,500      Xcel Energy Inc                                                           295,625
                                                                                         -------------------
                                                                                                   4,506,341
                                                                                         -------------------

                           TOTAL COMMON STOCKS (COST $97,265,122)                                105,265,629
                                                                                         -------------------

              See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS  -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    PAR VALUE ($)          DESCRIPTION                                                        VALUE ($)
------------------------------------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENTS -- 7.6%
                           REPURCHASE AGREEMENT -- 7.6%
$           8,690,000      State Street Bank & Trust Co. Repurchase Agreement,
                           dated 2/28/02, due 3/01/02, with a maturity value of
                           $8,690,181 and an effective yield of 0.75%,
                           collateralized by a U.S. Treasury Obligation with a rate
                           of 12.50%, maturity date of 8/15/14 and market value,
                           including accrued interest of $8,865,106.                               8,690,000
                                                                                         -------------------

                           TOTAL SHORT-TERM INVESTMENTS (COST $8,690,000)                          8,690,000
                                                                                         -------------------
                           TOTAL INVESTMENTS -- 99.7%
                           (Cost $105,955,122)                                                   113,955,629

                           Other Assets and Liabilities -- 0.3%                                      343,702
                                                                                         -------------------
                           TOTAL NET ASSETS -- 100.0%                                    $       114,299,331
                                                                                         ===================

                           NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT -- Real Estate Investment Trust

*                       Non-income producing security.

4             See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $105,955,122) (Note 1)           $     113,955,629
   Cash                                                                       550
   Dividends and interest receivable                                      191,750
   Receivable for investments sold                                        181,212
   Receivable for Fund shares sold                                        159,340
                                                                -----------------
      Total assets                                                    114,488,481
                                                                -----------------

LIABILITIES:
   Payable for investments purchased                                       37,359
   Payable for Fund shares repurchased                                     56,299
   Payable to affiliate for management fee (Note 2)                        42,031
   Accrued expenses                                                        53,461
                                                                -----------------
      Total liabilities                                                   189,150
                                                                -----------------
NET ASSETS (equivalent to $10.83 per share based on
  10,554,334 shares outstanding, unlimited shares
   authorized)                                                  $     114,299,331
                                                                =================

NET ASSETS CONSIST OF:
   Paid-in capital                                              $     100,986,453
   Undistributed net investment income                                    403,040
   Accumulated undistributed net realized gain                          4,909,331
   Net unrealized appreciation                                          8,000,507
                                                                -----------------
NET ASSETS                                                      $     114,299,331
                                                                =================

              See accompanying notes to the financial statements.              5

PELICAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $9,213)               $     2,467,456
   Interest                                                             703,530
                                                                ---------------
      Total income                                                    3,170,986
                                                                ---------------
EXPENSES:
   Management fee (Note 2)                                              872,941
   Transfer agent fees                                                   88,972
   Custodian fees                                                        59,900
   Audit fees                                                            43,380
   Registration fees                                                     16,473
   Legal fees                                                             5,228
   Trustees fees (Note 2)                                                 1,460
   Miscellaneous                                                          7,462
                                                                ---------------
      Total expenses                                                  1,095,816
      Less: expenses reimbursed by Manager (Note 2)                    (221,457)
                                                                ---------------
      Net expenses                                                      874,359
                                                                ---------------
            Net investment income                                     2,296,627
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                     6,724,758
      Foreign currency and foreign currency related
      transactions                                                         (818)
                                                                ---------------

         Net realized gain                                            6,723,940
                                                                ---------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                    (6,915,998)
      Foreign currency and foreign currency related
      transactions                                                          515
                                                                ---------------
      Net unrealized loss                                            (6,915,483)
                                                                ---------------
      Net realized and unrealized loss                                 (191,543)
                                                                ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     2,105,084
                                                                ===============

6             See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED           YEAR ENDED
                                                                FEBRUARY 28, 2002    FEBRUARY 28, 2001
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                          $  2,296,627         $  2,799,922
   Net realized gain                                                 6,723,940           16,084,523
   Change in net unrealized appreciation (depreciation)             (6,915,483)          11,689,212
                                                                  ------------         ------------
   Net increase in net assets resulting from operations              2,105,084           30,573,657
                                                                  ------------         ------------
Distributions to shareholders from:
   Net investment income                                            (2,074,342)          (2,869,392)
   Net realized gains                                               (6,043,272)         (23,968,535)
                                                                  ------------         ------------
                                                                    (8,117,614)         (26,837,927)
                                                                  ------------         ------------
Fund share transactions: (Note 5)
   Proceeds from sale of shares                                     14,946,591           11,346,615
   Net asset value of shares issued to shareholders in
    payment of distributions declared                                7,889,110           25,921,416
   Cost of shares repurchased                                      (18,590,852)         (41,969,461)
                                                                  ------------         ------------
   Net increase (decrease) in net assets resulting from Fund
    share transactions                                               4,244,849           (4,701,430)
                                                                  ------------         ------------
      Total decrease in net assets                                  (1,767,681)            (965,700)
NET ASSETS:
   Beginning of period                                             116,067,012          117,032,712
                                                                  ------------         ------------
   End of period (including undistributed net investment
    income of $403,040 and $176,315, respectively)                $114,299,331         $116,067,012
                                                                  ============         ============

              See accompanying notes to the financial statements.              7

PELICAN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                                 --------------------------------------------------------
                                                 2002(B)       2001        2000        1999        1998
                                                 --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD             $  11.37    $  11.15    $  15.73    $  17.78    $  16.31
                                                 --------    --------    --------    --------    --------

Income from investment operations:
   Net investment income                             0.22        0.28        0.30        0.30        0.32
   Net realized and unrealized gain (loss)           0.03(c)     2.68       (0.78)       0.43        4.13
                                                 --------    --------    --------    --------    --------

      Total from investment operations               0.25        2.96       (0.48)       0.73        4.45
                                                 --------    --------    --------    --------    --------

Less distributions to shareholders:
   From net investment income                       (0.20)      (0.29)      (0.36)      (0.31)      (0.40)
   From net realized gains                          (0.59)      (2.45)      (3.74)      (2.47)      (2.58)
                                                 --------    --------    --------    --------    --------

      Total distributions                           (0.79)      (2.74)      (4.10)      (2.78)      (2.98)
                                                 --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                   $  10.83    $  11.37    $  11.15    $  15.73    $  17.78
                                                 ========    ========    ========    ========    ========
TOTAL RETURN(a)                                      2.17%      28.99%      (5.80)%      3.89%      28.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)             $114,299    $116,067    $117,033    $223,937    $236,286
   Net expenses to average daily net assets          0.75%       0.75%       0.93%       0.95%       0.95%
   Net investment income to average daily net
     assets                                          1.97%       2.34%       1.79%       1.68%       1.77%
   Portfolio turnover rate                             72%         36%         32%         34%         28%
   Fees and expenses reimbursed by the
     Manager to average daily net assets             0.19%       0.18%       0.09%       0.06%        .05%

(a)                     The total returns would have been lower had certain expenses not been waived during the periods shown.
(b)                     Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
                        Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended
                        February 28, 2002 was to 0.01 decrease net investment income per share by $0.02, increase net realized and unrealized
                        gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets from 2.13% to
                        1.97%. Per share, ratios and supplemental data for periods prior to March 1, 2001 have not been restated to reflect
                        this change in presentation.
(c)                     The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss)
                        on investments for the year ended February 28, 2002 due to the timing of purchases and redemptions of Fund shares in
                        relation to fluctuating market values of the investments of the Fund.

8             See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital primarily through investment in equity securities. The Fund's benchmark is the Standard & Poor's 500 Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2001, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2001, based on securities held by the Fund as of that date:

               Net Unrealized           Accumulated Undistributed
         Appreciation/(Depreciation)      Net Investment Income
         ---------------------------    -------------------------
                  $746,190                      $(746,190)

      The effect of this change for the year ended February 28, 2002 was to decrease net investment income by $182,137 and increase net realized gain/loss by $182,137. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2002 there were no open futures contracts.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $3,142,737 and long-term capital gains -- $4,974,877.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $403,040 and $6,009,339 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to the classifications of distributions from REIT securities and differing treatments for amortization of premiums and discounts on debt securities. The financial highlights exclude these adjustments.

         Accumulated Undistributed    Accumulated Undistributed
           Net Investment Income          Net Realized Gain
         -------------------------    -------------------------
                 $750,630                     $(750,630)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), fees and expenses of the independent trustees of the Trust, and extraordinary expenses) exceed .75% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $1,460. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

PELICAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2002, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                       Purchases      Proceeds
                                                                      -----------    -----------
         U.S. Government securities                                   $        --    $ 8,283,555
         Investments (non-U.S. Government securities)                  79,229,685     78,899,681

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Appreciation
         --------------    ----------------    ----------------    --------------
          $107,055,130       $11,426,432          $4,525,933         $6,900,499

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 73.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended            Year Ended
                                                            February 28, 2002     February 28, 2001
                                                            ------------------    ------------------
         Shares sold                                             1,344,982               962,212
         Shares issued to shareholders in reinvestment
           of distributions                                        720,167             2,352,209
         Shares repurchased                                     (1,716,773)           (3,602,029)
                                                                ----------            ----------
         Net increase (decrease)                                   348,376              (287,608)
         Fund shares:
           Beginning of period                                  10,205,958            10,493,566
                                                                ----------            ----------
           End of period                                        10,554,334            10,205,958
                                                                ==========            ==========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
PELICAN FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pelican Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

PELICAN FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION -- (UNAUDITED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2002, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 61.28% distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of        During Past        Overseen       Directorships
       and Age         Held with Fund    Time Served        Five Years       by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

Jay O. Light           Trustee of the   Since May       Professor of             38         Security
c/o GMO Trust          Trust            1996            Business                            Capital Group,
40 Rowes Wharf                                          Administraion,                      Inc
Boston, MA 02110                                        Harvard
Age: 60                                                 University; Senior
                                                        Associate Dean,
                                                        Harvard University

Donald W. Glazer,      Trustee of the   Since           Advisory Counsel,        38
Esq.                   Trust            December 2000   Goodwin Procter
c/o GMO Trust                                           LLP; Secretary and
40 Rowes Wharf                                          Consultant,
Boston, MA 02110                                        Provant, Inc.
Age: 57                                                 (1998 - present);
                                                        Consultant --
                                                        Business and Law.

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                              Number of
                                                                            Portfolios in
                                           Term of          Principal           Fund
                                        Office(1) and     Occupation(s)        Complex           Other
   Name, Address,       Position(s)       Length of      During Past Five     Overseen       Directorships
       and Age         Held with Fund    Time Served          Years          by Trustee     Held by Trustee
---------------------  --------------   -------------   ------------------  -------------   ---------------

R. Jeremy Grantham(2)  President-       Since           Member, Grantham,        38
c/o GMO Trust          Quantitative     September       Mayo, Van
40 Rowes Wharf         and Chairman     1985            Otterloo & Co. LLC
Boston, MA 02110       of the
Age: 63                Trustees of
                       the Trust

1                       Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2                       Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by
                        the 1940 Act.

PRINCIPAL OFFICERS:

                                           Term of          Principal
                                        Office(3) and     Occupation(s)
   Name, Address,       Position(s)       Length of           During
       and Age         Held with Fund    Time Served     Past Five Years
---------------------  --------------   -------------   ------------------
Susan Randall Harbert  Chief            Since May       Member, Grantham,
c/o GMO Trust          Financial        1995            Mayo, Van
40 Rowes Wharf         Officer and                      Otterloo & Co.
Boston, MA 02110       Treasurer of                     LLC.
Age: 44                the Trust
Brent Arvidson         Assistant        Since           Senior Fund
c/o GMO Trust          Treasurer of     September       Administrator --
40 Rowes Wharf         the Trust        1998            Grantham, Mayo,
Boston, MA 02110                                        Van Otterloo & Co.
Age: 32                                                 LLC (September
                                                        1997 - present);
                                                        Senior Financial
                                                        Reporting Analyst,
                                                        John Hancock Funds
                                                        (1996 - 1997)
Scott Eston            Chief            Since           Member, Grantham,
c/o GMO Trust          Financial        September       Mayo, Van
40 Rowes Wharf         Officer and      1997            Otterloo & Co.
Boston, MA 02110       Vice President                   LLC: Senior
Age: 46                of the Trust                     Partner, Coopers &
                                                        Lybrand (1987 -
                                                        1997).
William R. Royer,      Vice President   Since May       General Counsel
Esq.                   and Clerk of     1995            and Member,
c/o GMO Trust          the Trust                        Grantham, Mayo,
40 Rowes Wharf                                          Van Otterloo & Co.
Boston, MA 02110                                        LLC
Age: 36
Elaine M. Hartnett,    Vice President   Since August    Associate General
Esq.                   and Secretary    1999            Counsel, Grantham,
c/o GMO Trust          of the Trust                     Mayo, Van
40 Rowes Wharf                                          Otterloo & Co. LLC
Boston, MA 02110                                        (June 1999 -
Age: 57                                                 present);
                                                        Associate/ Junior
                                                        Partner, Hale and
                                                        Dorr LLP (1991 -
                                                        1999).

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed International Equities Fund returned -7.2% for the fiscal year ended February 28, 2002, as compared to -19.0% for the MSCI EAFE benchmark before taxes. On an after-tax basis*, the Fund returned -8.3% to the benchmark's -18.9% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

The fiscal year was a difficult period for non-US equities, as stocks suffered from the world economic slowdown and the continuing implosion of the TMT bubble in technology, media, and telecom stocks. The world's three largest economies (US, Japan, and Germany) were all in recession for at least part of the year. At the start of 2001 there was optimism that Europe in particular would be relatively immune to a US-led economic slowdown, but this was not the case. While some economies like the United Kingdom and Australia remained relatively buoyant, it was difficult for equities anywhere to make much headway. Australia and New Zealand were the only EAFE markets to provide positive return to US dollar investors.

The economic downturn exacerbated already existing trends toward reduction of capital expenditure in the IT and telecommunications sectors. This largely revealed the TMT bubble for what it was--a highly leveraged speculative boom. The year featured a number of bankruptcies among stocks that had been market darlings in 1999, and questionable accounting practices revealed toward the end of the fiscal year sent the telecommunications sector--and much of the rest of the market--on a further downward spiral.

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year, as both the value-based stock selection strategies and momentum-based stock selection strategy added value. Our Quality Adjusted Value strategy adjusts basic valuation ratios to favor consistently highly profitable and low leverage companies, while our Intrinsic Value strategy is a dividend discount model that forecasts sales growth and profit margins out into the future. Our Momentum strategy selects stocks with positive price and analyst revisions trends. Simple non-risk controlled portfolios based on the most attractive 10% in each discipline outperformed the EAFE index by +12% for Quality Adjusted Value, +11% for Intrinsic Value, and +11% for Momentum. The success of momentum is interesting, as this was one of those relatively rare years where a prolonged value rally off very low valuations level has left similar stocks having both attractive valuations and strong momentum.

Approximately one quarter of the value added was due to sector selection, primarily resulting from the Fund's long-standing underweight within the TMT sectors. Overweights in the two cheapest sectors of utilities and materials also added value, while an underweight in healthcare put us on the wrong side of that sector's outperformance for the period.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Country selection was moderately positive for the year, led by the portfolio's allocation to the emerging markets. The emerging markets outperformed the international developed equity markets by over 22% for the fiscal year, as represented by the IFC Investable composite and EAFE index. The Fund increased its allocation to the emerging markets mid year, and, combined with strong investment return, this allocation had grown to approximately 9% of the portfolio by the end of the fiscal year. The strong performance of the emerging asset class within the Fund was amplified by strong stock selection throughout the fiscal year. An overweight in Austria and underweight in Japan also added value. These gains were partially offset by an underweight in the United Kingdom, which outperformed.

OUTLOOK

The outperformance of international value stocks has brought them much closer to normal valuation levels relative to international growth. However, attractive opportunities remain in smaller capitalization value stocks, and the portfolio retains a significant overweight in small cap value relative to EAFE and the portfolio's normal positioning. International small value is a rare developed market equity asset class in that it is trading at cheaper valuations than its long-term average. The coming year's absolute returns are likely to be largely influenced by the strength of economic recovery. GMO takes an agnostic view on the short-term outlook, and focuses on companies that are cheap relative to the fundamentals, but have balance sheet strength able to withstand some amount of macroeconomic hardship.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

-----------------
*After-tax returns are calculated using the maximum applicable tax rates, and assumes no redemption at the end of the period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TAX MANAGED INT'L. EQUITIES FUND-III
As Of: 2/28/2002
DATE                                       GMO TAX-MANAGED INTERNATIONAL        MSCI EAFE INDEX*
                                                          EQUITIES FUND*
2/28/1998
7/29/1998                                                      10,000.00               10,000.00
9/30/1998                                                       8,700.00                8,512.69
12/31/1998                                                     10,157.95               10,271.46
3/31/1999                                                      10,117.76               10,414.35
6/30/1999                                                      11,112.46               10,678.99
9/30/1999                                                      11,142.60               11,147.65
12/31/1999                                                     11,707.36               13,041.08
3/31/2000                                                      11,077.28               13,027.37
6/30/2000                                                      11,270.37               12,511.27
9/30/2000                                                      10,799.53               11,502.06
12/31/2000                                                     11,205.05               11,193.42
3/31/2001                                                      10,338.36                9,659.07
6/30/2001                                                      10,854.25                9,558.15
9/30/2001                                                       9,685.41                8,220.01
12/31/2001                                                     10,228.74                8,793.25
2/28/2002                                                      10,335.29                8,384.43
Average Annual Returns (%)
Inception                                                      7/29/1998
1yr                                                                  5yr  10 Year/Inception Date
-7.16                                                                N/A                    0.92
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their original
cost. The total returns would have
been lower had certain expenses not been
reimbursed during the periods shown and
do not include the effect of taxes on
distributions and redemptions. Past
performance is not indicative of future
performance. Information is unaudited.
* Returns do not reflect the deduction
of taxes that a shareholder would pay on
fund distributions or the redemption of
fund shares.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.5%
               AUSTRALIA -- 4.9%
       35,457  Australia and New Zealand Banking Group Ltd                    337,656
       40,507  Boral Ltd                                                       84,258
       13,453  Coca Cola Amatil Ltd                                            40,565
        2,250  Cochlear Ltd                                                    43,832
       28,597  Coles Myer Ltd                                                 129,005
        3,899  CSL Ltd                                                         86,134
       44,017  CSR Ltd                                                        146,313
      130,669  General Property Trust Units                                   184,799
       69,989  Goodman Fielder Ltd                                             56,355
       28,448  Lihir Gold Ltd*                                                 22,025
        4,603  Macquarie Bank Ltd                                              77,096
       26,600  Macquarie Infrastructure Group Unit                             47,504
       54,765  National Australia Bank Ltd                                  1,011,674
        9,130  National Mutual Holdings                                        13,949
       11,538  OPSM Protector Ltd                                              20,427
       22,203  Orica Ltd                                                       89,274
       97,649  Qantas Airways Ltd                                             225,799
      110,100  Schroders Property                                             142,639
       10,322  St. George Bank Ltd                                             96,644
        5,368  Suncorp-Metway Ltd                                              36,850
        8,858  Wesfarmers Ltd                                                 146,909
        8,879  Westfield Holdings Ltd                                          75,086
      123,703  Westfield Trust Units                                          207,510
        8,820  Westpac Banking Corp                                            75,243
       44,889  Woolworths Ltd                                                 280,814
                                                                        -------------
                                                                            3,678,360
                                                                        -------------
               AUSTRIA -- 3.7%
        7,208  Austrian Airlines                                               61,414
          314  Bau Holdings AG                                                  8,624
        2,361  Boehler Uddeholm (Bearer)                                       94,353
          719  Brau Union AG                                                   29,075
          390  EA-Generali AG                                                  58,483
        3,944  Energie-Versorgung Niederoesterreich AG                        152,872
        9,269  Erste Bank Der Oesterreichischen Sparkassen AG                 505,275
        4,667  Flughafen Wien AG                                              130,999
        6,153  Immofinanz Immobilien Anlagen AG*                               29,379
          347  Lenzing AG                                                      21,251

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               AUSTRIA -- CONTINUED
        2,444  Mayr-Melnhof Karton AG (Bearer)                                141,431
        1,661  Oesterreichische Brau Beteiligungs AG                           76,005
          840  Oesterreichische Elektrizitaetswirtschafts AG                   64,086
        7,189  OMV AG                                                         605,680
       50,380  Telekom Austria AG*                                            404,410
        3,807  VA Technologie AG (Bearer)                                      99,286
        6,833  Voest-Alpine Stahl AG                                          187,955
       10,046  Wienerberger Baustoffindustrie AG                              157,459
                                                                        -------------
                                                                            2,828,037
                                                                        -------------
               BELGIUM -- 1.8%
        5,325  Almanij NV                                                     172,638
          800  Compagnie Maritime Belge SA                                     39,652
        1,600  Delhaize-Le Lion                                                70,999
        8,400  Dexia Strips*                                                       73
        1,525  Electrabel SA                                                  302,475
        5,828  Fortis B                                                       129,307
        1,634  Groupe Bruxelles Lambert SA                                     90,105
        3,615  Interbrew                                                       97,718
        9,400  Kredietbank NPV                                                289,301
        5,060  UCB SA                                                         202,869
                                                                        -------------
                                                                            1,395,137
                                                                        -------------
               BRAZIL -- 0.4%
    7,753,000  Electrobras                                                    138,036
        4,600  Petroleo Brasileiro SA (Petrobras) ADR                         112,700
       14,400  Souza Cruz (Registered)                                         94,616
          130  Telesp Celular Participacoes SA ADR                              1,037
                                                                        -------------
                                                                              346,389
                                                                        -------------
               CANADA -- 0.4%
        4,000  Bank of Montreal                                                89,775
          800  Biovail Corp*                                                   38,064
          600  Brascan Corp                                                    11,795
          900  Canadian Tire Corp Ltd Class A*                                 14,023
          100  Fairfax Financial Holdings Ltd                                  11,583
        1,300  Hudsons Bay Co*                                                 11,587

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CANADA -- CONTINUED
       10,500  Transcanada Pipelines Ltd                                      145,283
                                                                        -------------
                                                                              322,110
                                                                        -------------
               CZECH REPUBLIC -- 0.5%
       35,000  Ceske Energeticke Zavody AS                                     70,497
        2,237  Ceske Radiokomunikace                                           26,386
        7,735  Ceski Telecom AS                                                67,103
        3,900  Komercni Banka AS*                                             139,070
          330  Philip Morris CR AS                                             72,339
                                                                        -------------
                                                                              375,395
                                                                        -------------
               DENMARK -- 0.6%
        1,315  Codan A/S                                                       22,042
       15,503  Danske Bank A/S                                                234,593
        2,000  DFDS A/S                                                        30,963
          620  Novozymes A/S                                                   12,557
        3,248  Tele Danmark A/S Class B                                       100,945
        1,350  Topdanmark A/S*                                                 32,214
                                                                        -------------
                                                                              433,314
                                                                        -------------
               FINLAND -- 1.4%
       36,300  Finnair Class A                                                131,878
       18,600  Fortum Oyj                                                      94,925
       12,900  Kemira Oyj                                                      81,122
       23,950  Nokia Oyj                                                      509,011
        1,100  Partek Oyj                                                      10,800
       22,600  Rautaruukki Oyj                                                 87,970
        6,700  Stora Enso Oyj                                                  86,932
        3,300  Stora Enso Oyj Class A                                          41,961
                                                                        -------------
                                                                            1,044,599
                                                                        -------------
               FRANCE -- 6.4%
          709  Air France                                                      11,530
       13,798  BNP Paribas                                                    668,972
        4,160  Bongrain SA                                                    161,928
        4,027  Chargeurs International SA                                     261,252
          100  Damart SA                                                        8,170
        2,711  Eiffage SA                                                     180,332

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
          910  Elf Gabon                                                      137,751
        2,900  Eramet                                                          97,831
        4,140  Esso S.A.F.                                                    311,556
        3,055  France Telecom SA                                               80,466
           50  Fromageries Bel Vache qui Rit                                    4,411
          840  Imetal                                                          88,355
          782  L'Oreal SA                                                      54,656
       12,606  Orange SA*                                                      73,712
          273  Renault SA                                                      11,866
        2,565  Saint-Gobain                                                   398,261
        8,255  Sanofi-Synthelabo SA                                           541,970
       14,361  Societe Generale Class A                                       849,683
        4,706  Total Fina Elf SA                                              691,610
        3,072  Vallourec                                                      166,611
                                                                        -------------
                                                                            4,800,923
                                                                        -------------
               GERMANY -- 6.1%
        1,100  Altana AG                                                       54,997
       62,300  Bankgesellschaft Berlin AG*                                    113,707
        6,950  BASF AG                                                        267,823
        7,900  Bayer AG                                                       250,789
        3,600  Bayerische Motoren Werke AG                                    132,501
          200  Bayerische Vereinsbank                                           6,072
        8,150  Commerzbank AG                                                 134,650
       32,650  DaimlerChrysler AG                                           1,307,616
        5,109  Degussa AG                                                     148,046
       17,200  E. On AG                                                       842,095
          200  Heidelberg Port-Zement                                           9,057
          500  Holzmann (Philipp)*                                              3,546
       12,800  IWKA AG                                                        163,866
        7,600  RWE AG                                                         272,821
        1,900  Schering AG                                                    113,566
        3,900  Suedzucker AG                                                   57,349
       24,700  Thyssen Krupp AG                                               367,914
        6,900  Volkswagen AG                                                  327,671
                                                                        -------------
                                                                            4,574,086
                                                                        -------------
               GREECE -- 0.1%
        3,300  Cosmote Mobile Communications SA                                28,830

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               GREECE -- CONTINUED
        4,800  Hellenic Telecommunications Organization SA                     70,750
                                                                        -------------
                                                                               99,580
                                                                        -------------
               HONG KONG -- 1.4%
        2,500  Amoy Properties Ltd                                              2,468
       52,100  Chinese Estates Holdings Ltd*                                    4,676
       38,400  CLP Holdings Ltd                                               154,107
       24,000  Hang Lung Development Co Ltd                                    20,464
       42,000  Hong Kong Electric Holdings Ltd                                156,977
       57,000  Hong Kong Land Holdings                                        107,730
      108,400  Jardine Matheson Holdings Ltd                                  607,040
      306,000  Regal Hotels International Ltd*                                  5,532
       40,000  Tom.com Ltd*                                                    19,233
                                                                        -------------
                                                                            1,078,227
                                                                        -------------
               INDONESIA -- 0.6%
       84,500  Astra International Tbk*                                        22,686
      472,000  Bank Central Asia Tbk                                           90,680
       78,500  Gudang Garam*                                                   84,687
      102,000  HM Sampoerna Tbk                                                45,222
      520,500  Indofood Sukses Makmur Tbk                                      38,461
    1,384,000  PT Matahari Putra Prima Tbk                                     81,813
      174,000  Telekomunikasi Tbk                                              62,143
        9,000  United Tractors*                                                   403
                                                                        -------------
                                                                              426,095
                                                                        -------------
               IRELAND -- 0.8%
       28,801  Allied Irish Banks Plc                                         321,376
       15,946  Bank of Ireland                                                154,485
       16,000  Greencore Group                                                 44,011
        6,661  Irish Life & Permanent Plc                                      73,751
                                                                        -------------
                                                                              593,623
                                                                        -------------
               ITALY -- 1.8%
       15,000  Autostrade Concessioni e Costruzioni Autostrade SPA            109,250
          100  Banca Popolare di Bergamo Credit                                 1,721
       48,000  Banco Ambrosiano Veneto SPA (Savings Shares)                    79,718
       59,950  ENI-Ente Nazionale Idrocarburi SPA                             821,411

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ITALY -- CONTINUED
        9,850  Fiat SPA                                                       124,822
       10,790  Fiat SPA (Savings Shares)                                       91,934
        3,800  Fila Holding SPA ADR*                                            9,500
       28,600  IFIL Finanziaria di Partecipazioni SPA (Savings Shares)         95,493
        3,024  Seat Pagine Gialle SPA*                                          2,291
        4,222  SNIA SPA                                                         7,304
                                                                        -------------
                                                                            1,343,444
                                                                        -------------
               JAPAN -- 17.8%
        2,400  Acom Co Ltd                                                    131,635
        2,000  Aisin Seiki Co Ltd                                              23,015
        6,900  Aoki International                                              21,500
       27,000  Bank of Yokohama                                                88,773
       17,000  Brother Industries Ltd                                          69,359
        9,800  Chubu Electric Power Co Inc                                    161,106
       10,900  Chugoku Electric Power Co Inc                                  156,139
      155,000  Cosmo Oil Co Ltd                                               229,329
          600  Credit Saison Co                                                11,590
       12,000  Daiichi Pharmaceuticals Co Ltd                                 225,967
       12,000  Dainippon Printing Co Ltd                                      115,404
       33,000  Daio Paper Corp                                                232,288
       30,000  Daiwa House Industry Co Ltd                                    148,179
           25  East Japan Railway Co                                           95,274
       44,000  Ezaki Glico Co Ltd                                             214,698
       28,000  Fuji Heavy Industries Ltd                                      148,343
        8,000  Fuji Photo Film Co Ltd                                         252,270
        4,000  Fujisawa Pharmaceutical Co Ltd                                  83,990
        5,000  General Sekiyu (KK)                                             37,586
       13,000  Hitachi Ltd                                                     82,765
       18,000  Honda Motor Co Ltd                                             719,596
        1,000  Hoya Corp                                                       65,758
       51,000  Itoham Foods Inc                                               141,005
       21,000  Izumiya Co Ltd                                                  67,947
       68,000  JACCS Co                                                       172,255
        1,000  Japan Securities Finance Co                                      3,467
           70  Japan Tobacco Inc                                              397,534
        2,000  Jusco Co Ltd                                                    40,351
       49,000  Kamigumi Co Ltd                                                183,441
       65,000  Kandenko Co                                                    267,140
       13,400  Kansai Electric Power                                          191,350

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       68,000  Kansai Paint Co                                                141,259
           25  KDDI Corp                                                       45,208
        7,000  Komatsu Ltd                                                     22,911
       19,000  Kubota Corp                                                     52,815
        5,000  Kyodo Printing                                                  19,092
       56,000  Kyudenko Corp                                                  190,816
       21,500  Kyushu Electric Power Co Inc                                   305,410
       37,000  Maeda Road Construction                                        124,693
        3,000  Marui Co Ltd                                                    31,384
        1,000  Matsushita Electric Works                                        7,435
       50,000  Misawa Homes                                                    93,779
        9,000  Mitsubishi Belting                                              19,234
       21,000  Mitsubishi Corp                                                145,780
       54,000  Mitsubishi Heavy Industries                                    147,685
       53,000  Mitsubishi Motors*                                             120,792
       72,000  Mitsubishi Paper Mills Ltd                                     106,527
        3,000  Mitsubishi Pharma Corp                                          29,546
       10,000  Mitsui & Co                                                     55,744
       10,000  Mitsui Marine & Fire Insurance                                  43,265
       52,000  Mizuno Corp                                                    131,336
       13,000  MOS Food Services                                               79,656
       69,000  Nagase & Co                                                    301,110
        1,800  Nidec Corp                                                     116,480
        1,400  Nintendo Co Ltd                                                206,509
        8,000  Nippon Fire & Marine Insurance                                  27,558
       34,000  Nippon Flour Mills Co Ltd                                       66,056
       65,000  Nippon Hodo Co                                                 252,569
        2,000  Nippon Kayaku Co Ltd                                             6,979
       98,000  Nippon Oil Co Ltd                                              417,411
       27,000  Nippon Paint Co                                                 54,878
       53,000  Nippon Suisan Kaisha Ltd                                        68,515
        4,000  Nishimatsu Construction                                         10,611
       51,000  Nissan Motor Co                                                332,696
      303,000  Nisshin Steel Co Ltd                                           158,491
       23,000  Nisshinbo Industries Inc                                        83,355
       82,000  NKK Corp*                                                       66,789
       59,000  NOF Corp                                                       113,746
       69,000  Okumura Corp                                                   196,959
        7,000  Ono Pharmaceutical Co Ltd                                      206,090
        4,000  Orient Corp*                                                     3,975

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
        1,700  Oriental Land Co Ltd                                            97,179
        1,300  ORIX Corp                                                       99,182
       20,000  Osaka Gas Co Ltd                                                45,582
        2,800  Promise Co                                                     118,214
        3,000  Ricoh Company Ltd                                               53,241
        7,000  Ryosan Co                                                       76,368
       21,000  Sankyo Co Ltd                                                  306,781
       41,000  Seino Transportation Co Ltd                                    142,462
        4,000  Sekisui Chemical                                                 9,684
       21,000  Sekisui House Ltd                                              135,423
        3,000  Shikoku Electric Power                                          43,400
          800  Sumitomo Bank                                                    2,965
        9,000  Sumitomo Warehouse                                              20,646
       10,000  Suzuki Motor Corp                                              122,174
       13,000  Taisho Pharmaceutical Co Ltd                                   194,089
        6,000  Takeda Chemical Industries Ltd                                 243,452
        3,280  Takefuji Corp                                                  199,753
        1,400  TDK Corp                                                        63,605
        5,000  The Dai-Tokyo Fire & Marine Insurance Co                         8,930
       46,000  TOA Corp                                                        43,654
       40,700  Tohoku Electric Power Co Inc                                   529,792
        1,000  Tokio Marine & Fire Insurance                                    7,181
        8,600  Tokyo Electric Power                                           162,585
       70,000  Tokyo Ink Manufacturing Co Ltd                                 133,383
       14,000  Tokyo Style Co Ltd                                             123,445
       19,000  Toppan Printing Co Ltd                                         163,131
       65,000  Toshiba Corp                                                   240,426
       12,200  Toyota Motor Corp                                              311,780
        2,000  Yamanouchi Pharmaceutical Co Ltd                                52,158
        5,000  Yamato Transport Co Ltd                                         79,021
       18,000  Yasuda Fire & Marine Insurance                                  83,796
        9,000  Yasuda Trust & Banking*                                          2,892
       69,000  Yodogawa Steel Works                                           138,180
                                                                        -------------
                                                                           13,438,752
                                                                        -------------
               LUXEMBOURG -- 0.6%
       31,175  Arcelor (Luxembourg Exchange)*                                 431,462
        1,226  Arcelor (Spanish Exchange)*                                     17,074
                                                                        -------------
                                                                              448,536
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MALAYSIA -- 0.2%
       33,900  IJM Corp Berhad Class A                                         38,539
       18,600  Kuala Lumpur Kepong Berhad                                      26,921
       11,000  Magnum Corp Berhad                                               6,803
       32,000  Malakoff Berhad                                                 28,632
       18,000  Tanjong                                                         43,342
                                                                        -------------
                                                                              144,237
                                                                        -------------
               NETHERLANDS -- 3.1%
       37,278  ABN Amro Holdings NV                                           649,101
        4,187  Boskalis Westminster NV                                        127,848
          480  Buhrmann NV                                                      5,543
        2,600  Gamma Holdings NV                                               76,466
        4,835  Hollandsche Beton Groep NV                                      87,828
        2,188  Koninklijke Philips Electronics NV                              57,157
        2,400  Koninklijke Ten Cate                                            52,315
        1,051  Koninklijke Volker Wessels                                      25,364
        7,193  Koninklijke Wessanen NV                                         59,731
        1,930  Nedlloyd NV                                                     26,594
        3,802  Royal Dutch Petroleum                                          196,173
       60,100  Royal KPN NV*                                                  286,965
        3,150  Stork NV                                                        29,509
        6,743  Unilever NV                                                    391,957
        4,088  Van Ommeren Vopak                                               72,243
          400  Wereldhave NV                                                   19,687
        7,742  Wolters Kluwer NV                                              166,751
                                                                        -------------
                                                                            2,331,232
                                                                        -------------
               NEW ZEALAND -- 0.4%
       58,900  Air New Zealand Class B*                                         9,159
       83,800  Fletcher Building Ltd                                          107,764
       83,450  Telecom Corp of New Zealand                                    177,804
                                                                        -------------
                                                                              294,727
                                                                        -------------
               NORWAY -- 3.5%
        1,100  Bergesen D.Y. ASA Class B                                       18,887
      142,786  Den Norske Bank Class A                                        716,278
        2,500  Fred Olsen Energy*                                              10,802
        1,000  Frontline Ltd                                                   10,942
        3,400  Hafslund ASA Class B                                            11,828

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               NORWAY -- CONTINUED
        1,800  Kvaerner ASA*                                                    1,602
       18,471  Norsk Hydro AS                                                 785,630
       12,318  Norske Skogindustrier AS Class A                               222,564
        9,614  Orkla ASA                                                      165,076
          500  Schibsted ASA                                                    4,854
       26,600  Statoil ASA*                                                   192,544
       28,500  Storebrand                                                     166,317
       18,800  Tandberg ASA*                                                  217,312
       11,800  Tandberg Data ASA*                                               8,383
       19,000  Telenor ASA                                                     73,563
                                                                        -------------
                                                                            2,606,582
                                                                        -------------
               PHILIPPINES -- 0.6%
    1,320,000  Ayala Land Inc                                                 177,717
       96,000  First Philippine Holdings*                                      61,815
        7,000  Metropolitan Bank & Trust Co*                                   28,956
      134,000  Petron Corp*                                                     4,968
        8,940  Philippine Long Distance Telephone                              88,092
      861,000  RFM Corp                                                        24,528
       33,000  San Miguel Corp Class B                                         40,566
                                                                        -------------
                                                                              426,642
                                                                        -------------
               PORTUGAL -- 0.4%
      123,455  Electricidade de Portugal SA                                   238,139
        1,400  Inapa-Invest Particip Gesta                                      5,667
       14,000  Portucel Empresa Produtore de Pasta e Papel SA                  15,743
        5,103  Portugal Telecom SA*                                            35,975
        2,500  Salvador Caetano Industrias                                      5,623
                                                                        -------------
                                                                              301,147
                                                                        -------------
               RUSSIA -- 1.1%
       10,000  JSC Mining & Smelting Co ADR*                                  197,500
        1,900  Lukoil Holding Co ADR                                           91,438
        8,000  Unified Energy Systems ADR                                     119,200
       58,000  Yukos Oil                                                      396,140
                                                                        -------------
                                                                              804,278
                                                                        -------------

              See accompanying notes to the financial statements.
10

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SINGAPORE -- 2.6%
      124,900  Asia Food & Properties Ltd*                                      4,773
       20,000  Chartered Semiconductor Manufacturing Ltd*                      45,637
        6,000  Cycle & Carriage Ltd                                            14,739
       35,500  Fraser & Neave                                                 149,221
       53,000  Haw Par Brothers International Ltd                             119,781
      126,500  Hotel Properties Ltd                                            89,773
       66,900  Inchcape Motors Ltd                                             83,997
      188,500  Jardine Strategic Holdings Ltd                                 490,100
       18,000  Keppel Corp Ltd                                                 40,484
       85,300  Pacific Century Region Developments Ltd*                        23,050
       74,100  Singapore Airlines Ltd (Registered)                            550,132
        4,000  Singapore Press Holdings Ltd                                    47,821
          100  Singapore Telecom                                                   88
      179,680  Straits Trading Co Ltd                                         176,556
       12,478  Van Der Horst Ltd(a)*                                            5,054
       11,000  Venture Manufacturing Singapore Ltd                             88,271
                                                                        -------------
                                                                            1,929,477
                                                                        -------------
               SOUTH AFRICA -- 0.8%
       71,000  AECI Ltd                                                       111,823
        1,100  Anglo American Platinum Corp                                    45,141
        1,300  AngloGold Ltd                                                   60,628
       97,983  Sage Group Ltd                                                  43,296
       21,700  Sasol Ltd                                                      211,897
       23,000  Tongaat-Hulett Group                                           123,767
                                                                        -------------
                                                                              596,552
                                                                        -------------
               SOUTH KOREA -- 2.5%
       20,500  Hanaro Telecom Inc*                                             85,165
        4,000  Hyundai Merchant Marine*                                         9,835
        5,666  Korea Express*                                                  50,501
        8,000  Korean Air Lines*                                              100,612
          900  KT Freetel*                                                     28,484
        6,000  LG Electronics Co                                              179,017
       14,400  LG Engineering & Construction Ltd                              159,347
       14,400  LG Investment & Securities Co Ltd*                             224,609
        3,600  Pacific Chemical Corp                                          364,378
        1,800  Samsung Electronics                                            466,349
          400  SK Telecom                                                      78,556

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SOUTH KOREA -- CONTINUED
       10,000  Tai Han Electric Wire                                          143,138
                                                                        -------------
                                                                            1,889,991
                                                                        -------------
               SPAIN -- 1.3%
        1,400  Azucarera Ebro Agricolas                                        14,956
        3,170  Banco Popular Espanol                                          111,876
       20,587  Endesa SA                                                      308,786
        8,641  Iberdrola SA                                                   108,753
        2,236  Inditex SA*                                                     43,828
          175  Puleva Biotech SA*                                                 640
       20,590  Repsol SA                                                      254,510
        9,100  Tableros Defibras Class B*                                      49,590
        4,927  Telefonica Moviles SA*                                          32,518
        6,922  Terra Networks SA*                                              51,493
                                                                        -------------
                                                                              976,950
                                                                        -------------
               SWEDEN -- 1.3%
        7,400  Gambro AB Class A                                               43,493
        7,300  Hennes & Mauritz AB                                            126,622
       42,300  Nordbanken Holdings AB                                         220,316
       10,300  SSAB Swedish Steel Class A                                     110,246
        5,700  SSAB Swedish Steel Class B                                      57,469
        9,900  Svenska Handelsbanken Class A                                  134,348
        7,700  Svenska Handelsbanken Class B                                  100,814
        9,000  Telefonaktiebolaget LM Ericsson                                 38,361
       13,300  Trelleborg AB Class B                                          123,291
          500  Volvo AB Class A                                                 8,482
                                                                        -------------
                                                                              963,442
                                                                        -------------
               SWITZERLAND -- 5.4%
          692  BK Vision AG (Bearer)*                                         133,577
        8,400  Bobst Group AG (Registered)*                                   221,779
           93  Givaudan                                                        30,556
          770  Hero AG                                                         91,258
           30  Holcim Ltd                                                       6,284
        1,625  Logitech International SA*                                      68,503
          266  Merkur Holding AG (Registered)                                  44,791
          300  Movenpick Holdings (Bearer)                                     91,528
        1,044  Nestle SA                                                      230,618

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SWITZERLAND -- CONTINUED
           18  Pargesa Holdings SA (Bearer)                                    36,541
        3,930  Roche Holding AG (Bearer)                                      346,446
       20,382  Roche Holding AG (Genusschein)                               1,432,026
          440  Schweizerische Lebensversicherungs-und Rentenanstalt           128,432
          840  SIG Holding AG                                                  83,783
        2,272  Swiss Reinsurance Co                                           204,285
        2,318  Swisscom AG                                                    675,245
        1,437  Zurich Financial Services AG                                   277,805
                                                                        -------------
                                                                            4,103,457
                                                                        -------------
               TAIWAN -- 1.5%
      198,000  Arima Computer Corp                                            109,420
       57,000  Inventec Co Ltd                                                 49,523
      164,000  Macronix International*                                        121,931
      293,000  Nan Ya Plastic Corp                                            266,250
       38,000  Realtek Semiconductor Corp                                     194,844
      111,000  Silicon Integrated Systems Corp*                               161,259
      136,000  United Microelectronics*                                       173,172
      213,000  Walsin Lihwa Corp                                               50,360
                                                                        -------------
                                                                            1,126,759
                                                                        -------------
               THAILAND -- 1.2%
      143,000  Advanced Info Service Pcl (Foreign Registered)                 148,890
        8,000  Bangkok Bank Pcl (Foreign Registered)*                          12,357
      374,000  Bangkok Expressway Pcl (Foreign Registered)                    133,510
       96,000  BIG C Supercenter Pcl NVDR*                                     53,162
      106,700  Delta Electronics Pcl (Foreign Registered)                      91,562
      100,000  Electricity Generating Pcl NVDR                                 93,822
      205,000  Krung Thai Bank Pcl (Foreign Registered)*                       60,046
       71,000  Land & House Pcl (Foreign Registered)*                          91,796
        9,000  Shin Corp Pcl (Foreign Registered)*                              3,728
      146,000  Siam Commercial Bank Pcl (Foreign Registered)*                  91,041
       17,000  Telecomasia Corp Pcl (Foreign Registered)*                       4,279
      141,000  Thai Union Frozen Products Pcl (Foreign Registered)             70,339
       35,000  Total Access Communication (Foreign Registered)*                49,700
                                                                        -------------
                                                                              904,232
                                                                        -------------
               UNITED KINGDOM -- 19.0%
       44,413  Abbey National Plc                                             598,653

              See accompanying notes to the financial statements.             13

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
        9,260  Alliance & Leicester Plc                                       109,101
        3,666  Anglo American Plc ADR                                          63,055
       16,732  ARM Holdings Plc*                                               66,974
        8,154  Arriva Plc                                                      38,809
       18,269  Associated British Food                                        133,074
        2,800  AstraZeneca Plc                                                141,621
       15,099  AWG Plc*                                                       111,051
       32,708  BAA                                                            295,384
       17,348  Barclays Plc                                                   509,143
       55,326  Bass Plc                                                       552,467
       12,055  BG Group Plc                                                    49,873
       43,155  Boots Co                                                       389,730
       26,383  BP Amoco Plc                                                   217,366
       36,975  British American Tobacco                                       339,410
      145,379  BT Group Plc*                                                  525,884
       60,800  BTR Siebe Plc                                                   82,556
       41,148  Cable & Wireless                                               128,039
       12,407  Cadbury Schweppes Plc                                           84,408
       19,200  Coats Viyella                                                   13,714
       13,100  De Vere Group Plc                                               63,739
       32,341  Diageo Plc                                                     384,242
       24,073  Gallaher Group Plc                                             169,308
       24,690  GlaxoSmithKline Plc                                            602,047
       11,727  Great Portland Estates Plc                                      44,618
       59,493  Great Universal Stores Plc                                     580,614
       71,630  HBOS Plc                                                       750,733
       11,586  Imperial Tobacco Group Plc                                     153,548
       25,672  Inchcape Plc                                                   254,536
       33,174  Kingfisher Plc                                                 177,832
       33,901  Laird Group                                                     61,375
       23,891  Land Securities                                                297,365
       78,425  Lattice Group Plc                                              187,739
       62,803  Lloyds TSB Group Plc                                           604,034
        8,297  MAN Group Plc                                                  121,695
      146,008  Marks & Spencer                                                776,492
       15,183  Mothercare Plc                                                  44,131
       12,485  Northern Rock Plc                                              120,256
       15,200  Nycomed Amersham Plc                                           153,932
       29,455  Powergen Plc                                                   320,791
       37,626  Rentokil Initial Plc                                           141,960

14            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
        4,658  Rexam Plc                                                       28,758
       10,100  RMC Group                                                       81,427
       64,415  Royal & Sun Alliance Insurance Group                           237,793
       17,830  Royal Bank of Scotland Group                                   436,789
      102,164  Sainsbury (J)                                                  604,374
       23,917  Scottish & Newcastle Plc                                       187,747
       33,117  Scottish Hydro-Electric Plc                                    297,438
       69,624  Scottish Power Plc                                             420,493
        9,681  Severn Trent Plc                                               100,437
       23,778  Smith & Nephew Plc                                             143,355
       35,831  Somerfield Plc*                                                 60,308
        2,966  Southwest Water                                                 26,366
       35,432  Stagecoach Holdings Plc                                         33,953
       28,471  Tate & Lyle                                                    135,708
       29,463  Taylor Woodrow Plc                                              81,470
       36,252  Thistle Hotels Plc                                              68,196
        6,700  Unilever Plc                                                    55,532
      202,097  Vodafone Group Plc                                             382,319
       15,052  Whitebread Plc                                                 135,827
       37,800  Wilson (Connolly) Holdings                                      89,553
       17,393  Wolseley                                                       146,866
       19,548  Yorkshire Water                                                 98,706
                                                                        -------------
                                                                           14,314,714
                                                                        -------------
               VENEZUELA -- 0.3%
       14,324  Compania Anonima Nacional Telefonos de Venezuela
                 (CANTV) ADR                                                  220,590
                                                                        -------------

               TOTAL COMMON STOCKS (COST $77,658,570)                      71,161,616
                                                                        -------------
               PREFERRED STOCKS -- 2.7%
               BRAZIL -- 0.5%
    9,717,000  Electrobras Class B (Registered)                               148,741
        6,500  Embratel Participacoes SA ADR                                   23,985
    5,040,710  Gerdau SA                                                       55,984
      150,934  Investimentos Itau SA                                          154,197
          960  Petroleo Brasileiro SA (Petrobras) 2.24%                        22,830
                                                                        -------------
                                                                              405,737
                                                                        -------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               GERMANY -- 2.0%
       17,200  Dyckerhoff AG (Non Voting) 7.31%                               251,438
        4,800  Krones AG 1.76%                                                232,097
       17,897  MAN AG 2.42%                                                   349,869
        2,068  RWE AG 4.25%                                                    56,974
       25,000  Villeroy & Boch AG (Non Voting) 6.83%                          232,469
       11,014  Volkswagen AG 3.46%                                            338,212
                                                                        -------------
                                                                            1,461,059
                                                                        -------------
               ITALY -- 0.2%
       13,860  Fiat SPA 2.71%                                                 126,243
                                                                        -------------
               SOUTH KOREA -- 0.0%
           50  Samsung Electronics (Non Voting) 1.12%                           5,760
                                                                        -------------

               TOTAL PREFERRED STOCKS (COST $2,330,259)                     1,998,799
                                                                        -------------
               INVESTMENT FUNDS -- 0.2%
               TAIWAN -- 0.2%
       10,000  Taiwan Fund*                                                   123,400
                                                                        -------------

               TOTAL INVESTMENT FUNDS (COST $119,490)                         123,400
                                                                        -------------
               MUTUAL FUNDS -- 0.1%
               TAIWAN -- 0.1%
       23,000  R.O.C. Taiwan Fund*                                            110,400
                                                                        -------------

               TOTAL MUTUAL FUNDS (COST $123,970)                             110,400
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.0%
               THAILAND -- 0.0%
       75,000  Quality House Co Ltd Warrants, Expires 10/30/02*                 4,668
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $0)                              4,668
                                                                        -------------

16            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 0.4%
               CASH EQUIVALENTS -- 0.4%
$     300,000  Deutsche Bank Time Deposit, 1.81%, due 3/1/02                  300,000
                                                                        -------------
               U.S. GOVERNMENT -- 0.0%
$      10,000  U.S. Treasury Bill, 1.74%, due 5/23/02(b)                        9,960
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $309,963)                   309,960
                                                                        -------------
               TOTAL INVESTMENTS -- 97.9%
               (Cost $80,542,252)                                          73,708,843

               Other Assets and Liabilities (net) -- 2.1%                   1,577,800
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  75,286,643
                                                                        =============

               NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

NVDR - Non-Voting Depositary Receipt

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b) All or a portion of this security is held as collateral for open futures contracts. As of Februay 28, 2002, the Fund does not hold any open futures contracts.

              See accompanying notes to the financial statements.             17

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     22.6%
Consumer Discretionary                                         14.9
Industrials                                                    12.6
Utilities                                                       9.0
Consumer Staples                                                8.4
Health Care                                                     7.7
Materials                                                       7.5
Energy                                                          7.0
Telecommunication Services                                      5.5
Information Technology                                          4.5
Miscellaneous                                                   0.3
                                                              -----
                                                              100.0%
                                                              =====

18            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $80,542,252) (Note 1)          $73,708,843
   Cash                                                            27,149
   Foreign currency, at value (cost $1,272,853) (Note 1)        1,253,563
   Receivable for investments sold                                 13,217
   Dividends and interest receivable                              129,024
   Foreign taxes receivable                                       105,117
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               317,368
                                                              -----------
      Total assets                                             75,554,281
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                               13,405
      Shareholder service fee                                       8,515
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                               134,555
   Accrued expenses                                               111,163
                                                              -----------
      Total liabilities                                           267,638
                                                              -----------
NET ASSETS                                                    $75,286,643
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $92,197,208
   Accumulated undistributed net investment income                 76,858
   Accumulated net realized loss                              (10,316,063)
   Net unrealized depreciation                                 (6,671,360)
                                                              -----------
                                                              $75,286,643
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $75,286,643
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    7,762,793
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.70
                                                              ===========

              See accompanying notes to the financial statements.             19

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $287,520)           $ 2,251,712
   Interest                                                        58,263
                                                              -----------
      Total income                                              2,309,975
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        391,476
   Custodian fees                                                 212,913
   Audit fees                                                      45,365
   Transfer agent fees                                             27,376
   Legal fees                                                       2,948
   Registration fees                                                2,850
   Trustees fees (Note 2)                                             913
   Miscellaneous                                                    3,866
   Fees reimbursed by Manager (Note 2)                           (294,539)
                                                              -----------
                                                                  393,168
   Shareholder service fee (Note 2) - Class III                   108,743
                                                              -----------
      Net expenses                                                501,911
                                                              -----------
         Net investment income                                  1,808,064
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (5,983,396)
      Closed futures contracts                                       (194)
      Foreign currency, forward contracts and foreign
      currency related transactions                               397,991
                                                              -----------

         Net realized loss                                     (5,585,599)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (1,316,732)
      Foreign currency, forward contracts and foreign
      currency related transactions                              (157,679)

   Net unrealized loss                                         (1,474,411)
                                                              -----------

      Net realized and unrealized loss                         (7,060,010)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(5,251,946)
                                                              ===========

20            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,808,064       $  2,034,712
   Net realized gain (loss)                                  (5,585,599)         3,485,468
   Change in net unrealized appreciation (depreciation)      (1,474,411)          (797,764)
                                                            -----------       ------------
   Net increase (decrease) in net assets from
    operations                                               (5,251,946)         4,722,416
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (2,315,695)        (1,141,358)
                                                            -----------       ------------
      Total distributions from net investment income         (2,315,695)        (1,141,358)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                               7,316,648        (40,666,672)
                                                            -----------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                        7,316,648        (40,666,672)
                                                            -----------       ------------
      Total decrease in net assets                             (250,993)       (37,085,614)
NET ASSETS:
   Beginning of period                                       75,537,636        112,623,250
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $76,858 and $183,705,
    respectively)                                           $75,286,643       $ 75,537,636
                                                            ===========       ============

              See accompanying notes to the financial statements.             21

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                                    --------------------------------------------
                                                      2002        2001        2000       1999+
                                                    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.79     $ 10.43     $   9.71    $ 10.00
                                                    -------     -------     --------    -------

Income from investment operations:
   Net investment income                               0.25(b)     0.23(b)      0.15(b)    0.04
   Net realized and unrealized gain (loss)            (1.03)       0.29         0.70      (0.28)
                                                    -------     -------     --------    -------

      Total from investment operations                (0.78)       0.52         0.85      (0.24)
                                                    -------     -------     --------    -------

Less distributions to shareholders:
   From net investment income                         (0.31)      (0.16)       (0.13)     (0.05)
                                                    -------     -------     --------    -------

      Total distributions                             (0.31)      (0.16)       (0.13)     (0.05)
                                                    -------     -------     --------    -------
NET ASSET VALUE, END OF PERIOD                      $  9.70     $ 10.79     $  10.43    $  9.71
                                                    =======     =======     ========    =======
TOTAL RETURN(a)                                       (7.16)%      5.03%        8.65%     (2.44)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $75,287     $75,538     $112,623    $18,529
   Net expenses to average daily net assets            0.69%       0.69%        0.69%      0.69%*
   Net investment income to average daily net
     assets                                            2.49%       2.11%        1.36%      0.87%*
   Portfolio turnover rate                               50%         56%           5%        20%
   Fees and expenses reimbursed by the Manager to
     average daily net assets                          0.41%       0.34%        0.34%      2.34%*

+    Period from July 29, 1998 (commencement of operations) to February 28,
     1999.
*    Annualized.
**   Not Annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

22            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities. The Fund's benchmark is the MSCI EAFE (After-Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2002, there were no open futures contracts.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002, there were no open swap agreements.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security, or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security, or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security, or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purhasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income--$2,315,695.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $310,650 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency and passive foreign investment company transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $323,163, $1,004,023, and $6,951,109 expiring in 2008, 2009, and
      2010, respectively. The Fund has elected to defer to March 1, 2002 post-October capital losses of $2,018,433.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $400,784           $(396,927)         $(3,857)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .60% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the period March 1, 2000, through October 12, 2000, the Fund received $13,373 in purchase premiums. There was no premium for cash redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $913. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, aggregated $42,813,242 and $35,068,836, respectively.

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $80,600,840       $5,596,369       $(12,488,366)    $(6,891,997)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 63.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                            Year Ended              Year Ended
                                                         February 28, 2002      February 28, 2001
                                                        -------------------  ------------------------
                                                        Shares     Amount      Shares       Amount
         Class III:                                     -------  ----------  ----------  ------------
         Shares sold                                    597,030  $5,719,988     239,779  $  2,513,778
         Shares issued to shareholders
           in reinvestment of distributions             171,255   1,632,167      76,260       815,054
         Shares repurchased                              (3,659)    (35,507) (4,120,328)  (43,995,504)
                                                        -------  ----------  ----------  ------------
         Net increase (decrease)                        764,626  $7,316,648  (3,804,289) $(40,666,672)
                                                        =======  ==========  ==========  ============

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           4/12/02   EUR                     3,500,000     $3,022,445     $(134,555)
                                                                          =========

           Sales
           4/12/02   JPY                   379,225,000     $2,839,632     $ 317,368
                                                                          =========

      Currency Abbreviations:

         EUR  Euro
         JPY  Japanese Yen

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2002

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $287,520 and recognized foreign source income of $2,539,232.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                   During Past                   Overseen
                and Age                   Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                 During Past Five                Overseen
                and Age                   Held with Fund   Time Served                     Years                     by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President --    Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Emerging Markets Fund returned +11.2% for the fiscal year ended February 28, 2002. The Fund's benchmark, the IFC Investable Composite, returned +3.2% during the same period.

During the fiscal year, emerging equities lived up to expectations. While the S&P 500 (-9.5%), NASDAQ (-19.5%), and EAFE (-19.0%) suffered, the IFC Investable Composite rose 3.2%. Promises of diversification and downside protection were delivered upon for the first time since the early 1990s.

While we normally expect to obtain the majority of our value added from country selection, the majority of our outperformance during the fiscal year came from stock selection. Of our 8% outperformance, 5.8% came from stock selection.

Value stocks continued their strong performance of 2000, and posted one of their best years in the history of the asset class, outperforming the index by 10%. Our overweight of value stocks (and subsequent underweight of expensive stocks) added 2.5% to performance. Our portfolio also benefited from a large bet on domestic demand growth in Asia. One Korean consumer stock, Pacific (+302% over 12 months), alone added 84 basis points to performance.

TMT (technology, media, and telecom) went on a wild ride for the year, underperforming by 16% from March until October, outperforming by 13% in the 4th quarter of 2001, and then underperforming by 6% in the first 2 months of 2002. All in all, our 7.5% underweight added 95 basis points to performance. At one point (in 2000) our underweight of this sector exceeded 20%. As valuations have come more into line (coupled with recent strong momentum) we find ourselves with a comparatively small 2.5% bet against TMT.

Country selection added 2.2% to overall performance. As the situation in Argentina completely unraveled (causing the market to fall 60%), our 0% weighting added 80 basis points to relative performance.

Our overweight in Russia also proved to be very profitable. As President Putin continued to push reforms through, the market rallied over 58%, making it the best performing market of the year (with the exception of a few small markets -- Slovakia, Zimbabwe, and Jordan).

Our overweight of the TIP markets (Thailand, Indonesia, Philippines) marginally helped performance over the last 12 months. While Thailand managed to outperform the benchmark by 7%, fears of Muslim insurgency and political problems concerned investors in the other two markets in the period following September 11th. Our combined 15% overweight added 35 basis points to performance.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

Much has been said in the last few years about how emerging market equities have not fulfilled their promise: they did not provide any diversification to global investors and were simply a high beta version of NASDAQ.

We have maintained for some time that this view was incorrect because correlations in daily price movements are irrelevant. What does matter is how much money you make or lose in relative terms over a number of years. That is the true test of diversification. Another argument we made in favor of emerging market equities is that the ability to add value through active management matters enormously in times when developed markets offer poor real return prospects. To illustrate the strength of this argument, following is the net 3-year (ending December 31, 2001) total return of the GMO emerging markets funds along with their benchmarks and the three major equity indices for the same period.

  GMO Emerging Markets Fund                                   +40.9%
  GMO Evolving Countries Fund                                 +47.6%
  IFC Investable Composite                                    +16.1%
  S&P 500 Index                                                -3.1%
  NASDAQ Index                                                -11.1%
  MSCI EAFE Index                                             -14.4%

In short, when developed markets did poorly, active investing in emerging equity markets provided positive absolute returns. We believe that this trend will continue. With the GMO Emerging Markets Fund trading at a price to earnings ratio of 8 times 2002 earnings, and economic growth looking fairly robust across most emerging countries, we are confident that emerging markets are well positioned to deliver strong performance. However, emerging market equities will struggle to produce strong absolute returns if global economies and stock markets do poorly.

Argentina remains in the spotlight with its recent collapse and ongoing struggle for stability in the aftermath. We have not been invested in Argentina for some time as we had anticipated its collapse. There is no simple solution to the complex problems in Argentina, and more pain can be expected there. Yet, while Argentina suffered a complete breakdown, other emerging markets, including Mexico and Brazil, have largely ignored the turmoil and gone on their way.

The other noteworthy market is Russia, which has risen 305% over the past three years. We will once again say that Russia remains attractive, for all the right reasons: political stability; continued major financial and economic reform; and cheap valuations. The one impediment to Russia's continued climb is the possible, though not likely, drop in oil prices to less than $15/barrel. Whether OPEC meets its goal to cut production or not, Russia will maximize its oil revenues by promising to cut production without actually doing so. Since Russian oil production is completely in the hands of private companies, the government's only lever is the pipeline system (and threats of windfall taxes). Even if the government reduces pipeline throughput, enterprising Russian oil companies will find other ways to get their oil to market.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

For the first time since the devaluation a year ago, Turkey is starting to look palatable to our models. While we are still very skeptical that any real structural change is happening there, our models have done a very good job of rotating in and out of Turkey on a cyclical basis. Though we remain underweight in this market, we have started to increase our position and expect to continue to add to it over the next few months.

Another country that is starting to look attractive to us is Taiwan. We have been underweight Taiwan from the beginning of the technology bubble, though we have slowly been adding to our position such that we are now slightly overweight. Taiwan has experienced its first-ever year-on-year decline in GDP, something our GDP surprise model finds very attractive. In addition, some technology companies are starting to look attractive to our value models.

Our largest overweight continues to be in the TIP (Thailand, Indonesia and the Philippines) markets. Despite lackluster performance last year, especially after September 11th, these markets remain extremely attractive to us.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        EMERGING MARKETS FUND-III
As Of: 2/28/2002
Date                                       GMO Emerging          IFC Investable
                                           Markets Fund         Composite Index
2/28/1993
12/09/1993                                     9,880.00               10,000.00
12/31/1993                                    10,881.92               11,126.99
3/31/1994                                     10,990.64                9,812.35
6/30/1994                                     10,881.92                9,499.68
9/30/1994                                     13,178.62               11,776.29
12/31/1994                                    11,565.59                9,792.21
3/31/1995                                      9,639.68                8,351.84
6/30/1995                                     10,764.82                9,082.23
9/30/1995                                     10,851.53                9,050.94
12/31/1995                                    10,111.26                8,967.40
3/31/1996                                     11,056.62                9,641.73
6/30/1996                                     11,837.57               10,060.20
9/30/1996                                     11,278.74                9,834.30
12/31/1996                                    11,287.97                9,808.71
3/31/1997                                     12,515.60               10,743.51
6/30/1997                                     14,096.96               11,392.02
9/30/1997                                     14,450.99               10,364.15
12/31/1997                                    11,276.57                8,362.84
3/31/1998                                     11,773.54                8,949.84
6/30/1998                                      8,448.55                7,050.85
9/30/1998                                      6,719.28                5,519.52
12/31/1998                                     8,019.80                6,520.99
3/31/1999                                      8,886.14                7,233.18
6/30/1999                                     11,943.07                8,951.74
9/30/1999                                     10,841.58                8,671.43
12/31/1999                                    14,253.70               10,899.43
3/31/2000                                     14,502.24               11,045.57
6/30/2000                                     12,638.20                9,914.56
9/30/2000                                     11,631.62                8,627.34
12/31/2000                                    10,290.98                7,438.09
3/31/2001                                     10,477.86                7,075.06
6/30/2001                                     11,275.22                7,588.04
9/30/2001                                      9,355.58                5,890.17
12/31/2001                                    11,297.51                7,569.27
2/28/2002                                     12,468.78                7,990.81
Average Annual Returns (%)
Inception                                    12/09/1993
1yr                                                 5yr  10 Year/Inception Date
9.38                                              -1.06                    2.72
Emerging Markets Fund-IV
As Of: 2/28/2002
Average Annual Returns (%)
Inception                                     1/09/1998
1yr                                                 5yr  10 Year/Inception Date
9.44                                                N/A                     4.7
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their original
cost. The total returns would have been
lower had certain expenses not been
reimbursed during the periods shown and
do not include the effect of taxes on
distributions and redemptions. Each
performance figure assumes purchase at
the beginning and redemption at the end
of the stated period and reflects a
transaction fee of 120 bp on the
purchase and 40 bp on the redemption.
Transaction fees are retained by the
Fund to cover trading costs.
Performance for Class IV shares may
vary due to different shareholder
servicing fees. Past performance is
not indicative of future performance.
Information is unaudited.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               COMMON STOCKS -- 77.7%
               BRAZIL -- 2.7%
  493,600,000  Cesp-Cia Energetica Sao Paulo*                                  2,761,984
   23,924,615  Cia Saneamento Basico SAO PA                                    1,333,653
  507,783,500  Companhia Siderurgica Nacional SA                               9,464,706
  710,448,000  Electrobras                                                    12,648,926
       69,000  Petroleo Brasileiro SA (Petrobras)                              1,702,332
      178,000  Petroleo Brasileiro SA (Petrobras) ADR                          4,361,000
      949,700  Souza Cruz (Registered)                                         6,240,081
  214,300,000  Tele Centro Oeste Celular SA                                      735,833
  196,054,000  Tele Norte Leste Participacoes SA                               2,559,756
                                                                          --------------
                                                                              41,808,271
                                                                          --------------
               CHILE -- 0.9%
       55,800  Banco Santander ADR                                               841,464
      123,900  Banco Santiago ADR                                              2,620,485
      159,400  Compania de Telecommunicaciones de Chile ADR*                   2,231,600
      102,400  Cristalerias de Chile SA ADR                                    1,984,512
      137,900  Embotelladora Andina SA ADR                                     1,110,095
      234,681  Enersis SA ADR                                                  2,180,186
      226,100  Masisa SA ADR                                                   2,577,540
       29,500  Sociedad Quimica y Minera de Chile ADR                            619,500
                                                                          --------------
                                                                              14,165,382
                                                                          --------------
               CHINA -- 1.8%
    4,271,000  Chaoda Modern Agriculture                                       1,286,899
    1,142,000  China Everbright Ltd                                              732,122
    4,188,000  China Insurance International Holdings Co Ltd                   2,523,781
      776,000  China Mobile Ltd*                                               2,238,677
       64,800  China Mobile Ltd ADR*                                             934,416
   21,863,000  China Petroleum & Chemical Corp                                 3,391,894
    5,294,000  China Unicom*                                                   5,090,874
      358,800  China Unicom ADR*                                               3,426,540
    3,725,800  Denway Investment Ltd                                             955,425
    1,104,000  Far Eastern Polychem Industries Ltd                               364,497
    1,807,000  People's Food Holdings Ltd                                        858,198
    1,125,000  Shanghai Industrial Holdings                                    2,221,367
    5,121,847  TPV Technology Ltd                                              2,249,232

              See accompanying notes to the financial statements.              1

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               CHINA -- CONTINUED
   20,296,000  Wah Sang Gas Holdings Ltd*                                      2,368,094
                                                                          --------------
                                                                              28,642,016
                                                                          --------------
               CZECH REPUBLIC -- 2.2%
      456,000  Ceska Sporitelna*                                               4,742,135
    3,536,678  Ceske Energeticke Zavody AS                                     7,123,589
      465,246  Ceske Radiokomunikace                                           5,487,638
      875,865  Ceski Telecom AS                                                7,598,396
      163,000  Komercni Banka AS*                                              5,812,427
       35,200  Komercni Banka AS GDR*                                            411,840
       11,430  Philip Morris CR AS                                             2,505,557
                                                                          --------------
                                                                              33,681,582
                                                                          --------------
               EGYPT -- 0.6%
       12,000  Al Ahram Beverage Co*                                              80,199
      496,650  Al Ahram Beverage Co GDR*                                       2,979,900
       20,000  Al Ahram Beverage Co GDR 144A*                                    120,000
       94,175  Eastern Tobacco Co                                                827,195
      523,336  Egyptian International Pharmaceuticals Industries Co              937,655
      536,585  MobiNil-Egyptian Mobile Services Co*                            3,741,327
                                                                          --------------
                                                                               8,686,276
                                                                          --------------
               GREECE -- 0.0%
        8,940  Econ Viomihanies(a)*                                                   77
        4,200  National Bank of Greece SA                                         87,337
                                                                          --------------
                                                                                  87,414
                                                                          --------------
               HUNGARY -- 0.1%
        5,700  BorsodChem Rt                                                      90,360
        1,000  Gedeon Richter Rt                                                  60,927
        7,648  Globus Konzervipari Rt                                             90,122
       19,700  Matav Rt ADR                                                      321,110
       10,000  MOL Magyar Olaj es Gazipari Rt (New Shares)                       188,118
        6,700  OTP Bank                                                          490,820
        5,100  Pick Szeged Rt*                                                    73,302
                                                                          --------------
                                                                               1,314,759
                                                                          --------------

              See accompanying notes to the financial statements.
2

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               INDIA -- 0.3%
      575,300  Bharat Heavy Electricals Ltd                                    1,984,567
      175,132  Birla Corp Ltd*                                                    57,503
       25,026  Birla Global Finance                                                6,907
        1,060  BSES Ltd                                                            4,644
          900  Cipla Ltd                                                          18,746
        3,000  Cipla Ltd (New Shares)                                                  1
          850  Escorts Ltd                                                           889
      133,200  e-Serve International Ltd                                       1,257,377
      203,900  Galaxy Entertainment Corp*                                         47,910
           87  Gesco Corp Ltd                                                         33
        1,318  Great Eastern Shipping Co                                             832
        2,990  HCL Infosytems Ltd                                                  6,259
          400  ITC Ltd                                                             6,152
       21,500  Mastek Ltd                                                        126,626
       21,275  NIIT Ltd                                                           91,684
      102,750  Polaris Software Lab                                              363,726
        8,029  Reliance Industries                                                50,665
      357,323  Sterlite Optical Technologies Ltd                                 889,091
      524,200  U TV Software Comm Ltd(a)+*                                       268,931
      206,046  Venky's (India) Ltd                                               150,105
          200  Wockhardt Life Sciences Ltd*                                          107
        2,100  Wockhardt Ltd                                                      23,013
                                                                          --------------
                                                                               5,355,768
                                                                          --------------
               INDONESIA -- 5.5%
   16,383,100  Astra International Tbk*                                        4,398,418
   63,066,000  Bank Central Asia Tbk                                          12,116,128
   35,048,200  Citra Marga Nusaphala Persad                                    1,156,763
    6,687,500  Gudang Garam*                                                   7,214,594
   39,185,500  HM Sampoerna Tbk                                               17,372,882
   28,275,800  Indah Kiat Pulp & Paper(d)*                                       445,727
   26,756,500  Indofood Sukses Makmur Tbk                                      1,977,081
   25,220,000  Indorama Synthetics*                                            1,366,601
    1,806,000  Indosat Tbk                                                     1,779,310
    3,154,000  International Nickel*                                           1,584,768
   41,841,000  Mayora Indah Tbk*                                               1,669,518
   15,147,400  PT Bimantara Citra                                              2,798,165
      186,900  PT Indosat (Persero) Tbk Class B ADR                            1,826,013
   25,247,000  PT Matahari Putra Prima Tbk                                     1,492,434
      888,000  PT Pabrik Kertas Tjiwi Kimia*                                       8,749

              See accompanying notes to the financial statements.              3

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               INDONESIA -- CONTINUED
    3,901,000  Semen Gresik                                                    2,671,128
      258,269  Telekomunikasi Indonesia Class B ADR                            1,807,883
   62,844,280  Telekomunikasi Tbk                                             22,444,386
   30,254,000  United Tractors*                                                1,356,214
                                                                          --------------
                                                                              85,486,762
                                                                          --------------
               ISRAEL -- 0.0%
       11,736  Clal Industries Ltd*                                               55,121
                                                                          --------------
               LEBANON -- 0.0%
      217,064  Banque Libanaise*                                                 179,078
                                                                          --------------
               MALAYSIA -- 3.9%
    2,645,500  Affin Holdings Berhad                                           1,106,933
      813,000  AMMB Holdings Berhad                                              992,716
   15,189,000  Arab-Malaysian Corp Berhad*                                     3,557,424
    3,257,000  Berjaya Sports Toto                                             5,228,342
       30,000  Carlsberg Brewery-Malay Berhad                                     90,000
      822,000  Edaran Otomobil Berhad                                          2,336,211
    1,345,300  Golden Hope Plantations Berhad                                  1,260,334
    4,310,000  Highlands and Lowlands Berhad                                   3,062,368
      788,000  Hong Leong Bank Berhad                                            937,305
    1,008,000  Hong Leong Credit Berhad                                        1,764,000
    1,806,000  Hume Industries-Malaysia Berhad                                 2,281,263
    3,662,000  IJM Corp Berhad Class A                                         4,163,116
    3,141,800  IOI Corp Berhad                                                 3,985,125
      689,000  Kuala Lumpur Kepong Berhad                                        997,237
    1,269,873  Malakoff Berhad                                                 1,136,202
    1,159,000  Malaysian International Shipping (Foreign Registered)           2,043,500
      791,000  Malaysian Oxygen Berhad                                         2,081,579
      976,000  Perusahaan Otomobil Nasional                                    2,465,684
      136,000  Petronas Gas Berhad                                               243,368
    4,457,000  Renong Berhad*                                                    950,045
    3,491,700  Saship Holdings(a)*                                                 9,189
      109,620  Silverstone(a)*                                                       288
    2,573,000  Sime Darby Berhad                                               3,371,984
    1,206,000  Sime UEP Properties Berhad                                      1,301,211
    4,568,000  TA Enterprise Berhad                                              865,516
   14,130,000  Tan Chong International Ltd                                     2,554,515

4             See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               MALAYSIA -- CONTINUED
    3,277,000  TAN Chong Motor Holdings Berhad                                 1,224,563
      719,700  Tanjong                                                         1,732,962
   14,177,000  Technology Resources Industries*                                7,685,426
    1,359,000  Tractors Malaysia Holdings                                      1,012,097
                                                                          --------------
                                                                              60,440,503
                                                                          --------------
               MEXICO -- 2.5%
    2,666,415  Altos Hornos de Mexico(a)(d)*                                       2,919
      161,400  America Movil SA de CV ADR                                      2,921,340
      125,338  Cemex SA de CV ADR (Participating Certificates)                 3,058,247
      322,058  Cemex SA de CV CPO                                              1,559,602
      927,000  Corporacion GEO SA de CV Series B*                              1,664,510
      110,100  Desc SA ADR                                                     1,012,920
      795,300  Empresas ICA Sociedad Controladora ADR*                         1,956,438
      441,600  Grupo Carso SA de CV Class A*                                   1,576,193
    3,922,000  Grupo Cementos de Chihuahua SA Class B                          2,533,509
    8,232,755  Grupo Financiero Serfin SA de CV Class B(a)*                        9,014
      885,507  Grupo Gigante*                                                    678,661
       80,200  Grupo Mexico Desarollo Class B ADR*                                   802
    2,738,000  Grupo Posadas SA Class L*                                       1,498,878
    6,255,000  Grupo Situr SA de CV Class B(a)*                                    6,848
    4,900,000  Herdez Class BCP                                                1,421,689
      459,300  Pepsi-Gemex SA GDS*                                             3,164,577
      361,400  Telefonos de Mexico Class L ADR                                13,838,006
      655,000  Vitro SA ADR                                                    2,017,400
                                                                          --------------
                                                                              38,921,553
                                                                          --------------
               MOROCCO -- 0.0%
        7,780  Banque Marocaine du Commerce Exterieur                            277,808
        2,634  Omnium Nord Africa SA*                                            216,774
                                                                          --------------
                                                                                 494,582
                                                                          --------------
               PERU -- 0.0%
      139,741  Cervecerias                                                        37,447
                                                                          --------------
               PHILIPPINES -- 3.5%
   29,692,184  Ayala Corp                                                      3,823,774
   58,933,000  Ayala Land Inc                                                  7,934,394
    2,016,000  Bank of the Philippine Islands                                  2,674,888

              See accompanying notes to the financial statements.              5

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               PHILIPPINES -- CONTINUED
   35,957,000  Filinvest Land Inc*                                             1,613,680
    6,593,300  First Philippine Holdings*                                      4,245,442
      107,570  Globe Telecom Inc*                                              1,668,647
   14,673,043  Ionics Circuits Inc                                             2,261,796
    6,497,000  Ionics EMS Inc                                                  1,010,806
    1,683,700  La Tondena Distillers Inc                                         780,251
    1,392,700  Manila Electric Class B*                                        1,304,382
      449,000  Metropolitan Bank & Trust Co*                                   1,857,327
   42,143,517  Petron Corp*                                                    1,562,394
      830,610  Philippine Long Distance Telephone                              8,184,547
       50,000  Philippine Long Distance Telephone GDR 144A*                    1,212,500
      817,600  Philippine National Bank*                                       1,068,862
    6,506,851  San Miguel Corp Class B                                         7,998,666
   41,639,000  SM Prime Holdings                                               5,524,784
                                                                          --------------
                                                                              54,727,140
                                                                          --------------
               POLAND -- 0.0%
        1,430  Elektrim SA (Bearer)*                                               2,774
                                                                          --------------
               RUSSIA -- 5.6%
      115,550  AO Tatneft ADR                                                  1,149,723
    2,649,789  Chelabinsky Tube Works*                                           295,451
        7,500  Cherepovets MK Severstal                                          423,750
       17,100  Dalmoreproduct                                                      1,710
       90,000  Divot Holdings NV(a)+*                                            178,920
      272,800  Electrosila*                                                      682,000
       29,221  Elsib                                                              27,760
      472,700  Irkutskelectrosviaz                                               167,809
      733,087  JSC Mining & Smelting Co ADR*                                  14,478,468
      785,700  North-West Telecom*                                               345,708
      135,000  Russia Petroleum                                                  489,375
       15,000  Sberbank Rf-Gts*                                                1,342,470
       10,000  Seversky Tube Works ADR*                                           74,000
      421,000  Sibneft ADR*                                                    4,841,500
      116,810  Sun Interbrew Ltd Class A GDR*                                    630,774
      718,000  Sun Interbrew Ltd Class B GDR*                                  5,133,700
       37,000  Trade House GUM ADR                                               114,700
       43,000  Unified Energy Systems ADR                                        640,700
      595,900  Unified Energy Systems GDR                                      8,878,910

6             See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               RUSSIA -- CONTINUED
    1,418,180  United Heavy Machinery ADR*                                     6,665,446
      450,000  United Heavy Machinery ADR 144A*                                2,115,000
    1,014,240  Uralmash Zavody*                                                4,868,352
       85,000  Wimm-Bill-Dann Foods OJSC ADR*                                  1,853,000
      158,900  Yukos Corp ADR                                                 16,361,933
    2,371,900  Yukos Oil                                                      16,200,077
                                                                          --------------
                                                                              87,961,236
                                                                          --------------
               SOUTH AFRICA -- 6.3%
    3,692,800  AECI Ltd                                                        5,816,069
    2,727,000  African Bank Investments Ltd                                    1,400,633
    1,434,337  Amalgamated Bank of South Africa                                3,394,843
      111,600  Anglo American Platinum Corp                                    4,579,713
      119,345  AngloGold Ltd                                                   5,565,865
    1,592,493  Anglovaal Industries Inc                                        1,518,816
      498,000  Anglovaal Mining Ltd*                                           1,451,025
      168,800  Barlow Ltd                                                        939,357
    2,904,000  Foschini Ltd                                                    1,689,739
    1,055,000  Gencor Ltd                                                      4,246,309
      543,900  Goldfields Ltd                                                  4,701,942
      130,000  Impala Platinum Holdings Ltd                                    6,756,644
    1,826,279  Iscor Ltd*                                                      2,444,893
    1,200,279  Kumba Resources Ltd*                                            5,156,618
      246,008  Liberty International Plc                                       1,986,791
   11,780,000  Malbak Ltd                                                      3,205,582
    1,433,400  Murray & Roberts Holdings Ltd*                                    852,860
    2,837,700  Pepkor Ltd                                                        943,521
    2,793,200  Premier Group Ltd                                                   2,444
    1,489,770  Remgro Ltd                                                      8,342,582
      925,373  Reunert Ltd                                                     1,489,827
    3,562,255  Sage Group Ltd                                                  1,574,047
    4,802,300  Sanlam Ltd                                                      3,382,567
      256,768  Sappi Ltd                                                       3,392,494
    1,334,110  Sasol Ltd                                                      13,027,381
      792,764  Standard Bank Investment Corp                                   1,893,685
    1,117,200  Tongaat-Hulett Group                                            6,011,839
      768,000  Western Areas Gold Mining Co Ltd*                               2,325,084
                                                                          --------------
                                                                              98,093,170
                                                                          --------------

              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               SOUTH KOREA -- 17.9%
      318,070  Cheil Industries Inc                                            3,651,835
      346,900  Chohung Bank*                                                   1,498,805
       38,400  CJ39 Shopping                                                   2,247,904
    1,392,900  Daegu Bank*                                                     5,513,102
      137,100  Daegu Department Store Co                                       1,915,817
      188,520  Daelim Industrial Co Ltd*                                       2,278,359
      100,000  Dong-Wha Pharmaceutical Industries                                770,451
       12,330  Gwangju Shinsegae Co Ltd                                          706,886
      238,100  Hana Bank                                                       3,551,987
        9,918  Handan BroadInfoCom Co Ltd*                                     1,209,878
       68,150  Hanil Cement Manufacturing*                                     1,878,899
      924,000  Hankook Tire Co Ltd*                                            2,195,015
       60,200  Hanvit I & B Inc*                                                 984,463
      268,000  Hanwha Chemical Corp*                                           1,516,217
      595,448  Hanwha Corp*                                                    2,037,450
      335,300  Hotel Shilla Co                                                 2,747,945
    1,630,200  Hynix Semiconductor*                                            1,988,649
       65,100  Hyundai Fire & Marine Insurance Co*                             1,952,164
      635,170  Hyundai Industrial Development*                                 5,037,605
      493,000  Hyundai Merchant Marine*                                        1,212,112
      137,000  Hyundai Mobis                                                   2,561,183
      171,100  Hyundai Motor Co                                                4,704,313
       27,500  Kangwon Land Inc*                                               3,759,725
      119,000  KIA Motors Corp*                                                1,029,194
       52,000  Kodicom Co Ltd                                                    500,793
       58,074  Kookmin Bank                                                    2,539,833
       74,079  Kookmin Bank ADR*                                               3,148,358
       96,130  Korea Computer Inc                                              1,641,014
      836,070  Korea Electric Power Corp*                                     13,861,875
      192,166  Korea Express*                                                  1,712,787
          816  Korea Next Education Services Inc*                                    592
       93,800  Korea Reinsurance                                               2,231,815
      357,600  Korea Tobacco & Ginseng Corp GDR 144A                           2,195,664
      371,600  KT Freetel*                                                    11,760,737
       46,110  Kumgang Korea Chemical Co Ltd                                   4,144,641
      394,000  LG Electronics Co                                              11,755,420
      265,420  LG Engineering & Construction Ltd                               2,937,082
    1,378,500  LG Investment & Securities Co Ltd*                             21,501,643
      487,000  LG Telecom Co Ltd*                                              2,832,465
    1,337,000  Orion Electric Co*                                                520,096

8             See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               SOUTH KOREA -- CONTINUED
      101,380  Pacific Chemical Corp                                          10,261,289
       88,276  Pohang Iron & Steel                                             9,768,437
      247,500  Poongsan Corp*                                                  2,205,982
      147,593  Sam Yang                                                        2,775,939
      620,800  Samsung Corp                                                    5,275,323
      169,280  Samsung Electronics                                            43,857,572
      284,160  Samsung Fire & Marine Insurance                                13,951,507
       74,200  Samsung SDI Co Ltd                                              3,850,397
       16,500  Seah Steel Corp*                                                  284,160
      103,341  Shin Young Securities Co                                        1,412,850
      257,870  SK Corp*                                                        3,058,055
      294,868  SK Global*                                                      2,227,268
       56,080  SK Telecom                                                     11,013,521
      214,000  SK Telecom ADR                                                  4,697,300
    1,049,643  Ssangyong Cement*                                               1,442,972
      184,980  Sungshin Cement Manufacturing Co Ltd                            1,313,401
       88,500  Tae Young Corp                                                  2,533,537
      337,131  Tai Han Electric Wire                                           4,825,616
    1,600,260  Woongjin.com Co Ltd                                            10,346,873
      100,166  Yuhan Corp                                                      4,562,286
                                                                          --------------
                                                                             279,899,058
                                                                          --------------
               SRI LANKA -- 0.1%
    3,681,170  Blue Diamonds Jewelry Ltd*                                        127,696
      333,600  Lanka Walltile Ltd                                                 65,873
    1,263,457  Millenium Information Technology(a)+*                             787,500
                                                                          --------------
                                                                                 981,069
                                                                          --------------
               TAIWAN -- 12.9%
   16,653,290  Ambassador Hotel*                                               3,676,485
      263,000  Ambit Microsystems Corp                                         1,071,329
    1,362,050  Asustek Computer Inc                                            6,595,884
    1,480,000  AU Optronics Corp*                                              2,508,475
      643,000  Cathay Financial Holding Co Ltd*                                  934,140
    5,438,290  Chang HWA Bank                                                  1,998,403
   14,765,000  China Bills Finance Corp                                        2,376,364
   29,293,000  China Development Financial Holding Corp*                      17,690,118
   15,836,400  China Housing Food & Synthetic*                                 1,804,461
   17,429,000  China Manmade Fibers*                                           1,911,456

              See accompanying notes to the financial statements.              9

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               TAIWAN -- CONTINUED
       55,000  China Rebar Co Ltd*                                                 5,922
    1,962,600  China Steel Corp                                                1,028,681
    4,714,000  China Trust Commercial Bank                                     3,263,074
    3,714,250  CMC Magnetics Corp                                              2,666,261
    4,077,710  First Bank                                                      2,206,993
   12,418,986  Formosa Taffeta Co                                              4,775,853
   14,714,000  Formosan Rubber Group Inc*                                      3,059,741
      901,120  Hon Hai Precision Industry Co Ltd                               4,107,084
   18,691,000  International Bills Finance                                     4,073,099
    7,538,000  Inventec Co Ltd                                                 6,549,181
        1,800  Kinpo Electronics                                                   1,184
      271,000  Lite-On IT Corp*                                                1,451,303
    1,064,000  Lite-On Technology Corp                                         1,742,772
    8,306,000  Macronix International*                                         6,175,377
   10,152,350  Megamedia Corp*                                                 1,260,910
    8,368,000  Mosel Vitelic Inc*                                              4,409,856
    7,615,000  Nan Ya Plastic Corp                                             6,919,769
   14,508,100  Orient Semiconductor Electronics Ltd*                           4,215,429
   24,973,466  Pacific Construction*                                           2,504,105
      194,000  Quanta Computer Inc                                               668,680
    2,566,000  Realtek Semiconductor Corp                                     13,157,100
    2,223,320  Shihlin Electric & Engineer                                     1,032,335
    4,251,000  Silicon Integrated Systems Corp*                                6,175,787
    1,152,540  Siliconware Precision Industries*                                 883,160
   11,493,618  Taiwan Cement Corp*                                             2,619,255
   16,244,463  Taiwan Semiconductor*                                          37,944,622
    4,583,050  Tatung Co                                                       1,560,104
   17,932,914  Teco Electric & Machinery                                       7,151,710
    9,012,150  United Microelectronics*                                       11,475,377
      549,711  United Microelectronics ADR*                                    4,645,058
      637,000  Wan Yu Paper(a)(d)*                                                   181
   13,907,000  Yageo Corp*                                                    10,815,015
    6,990,810  Yang Ming Marine Transport                                      1,822,131
                                                                          --------------
                                                                             200,934,224
                                                                          --------------
               THAILAND -- 8.9%
    7,380,000  Advanced Info Service Pcl (Foreign Registered)                  7,683,982
      782,000  Advanced Info Service Pcl NVDR*                                   729,211
      159,300  Aeon Thana Sinsap Thailand Pcl (Foreign Registered)*              637,929
    3,354,100  Ban Pu Coal Pcl (Foreign Registered)                            2,954,985

10            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               THAILAND -- CONTINUED
    9,897,300  Bangchak Petroleum Pcl (Foreign Registered)*                    1,245,656
    2,801,000  Bangkok Bank Pcl NVDR (Foreign Registered)*                     3,493,238
   16,895,700  Bangkok Expressway Pcl (Foreign Registered)                     6,031,417
   12,065,000  Bank of Ayudhya Pcl (Foreign Registered)*                       1,670,326
      853,400  BIG C Supercenter Pcl (Foreign Registered)*                       488,215
   10,434,600  BIG C Supercenter Pcl NVDR*                                     5,778,428
   42,264,640  Charoen Pokphand Foods Pcl (Foreign Registered)                 7,060,226
    9,637,450  Delta Electronics Pcl (Foreign Registered)                      8,270,123
    4,923,300  Electricity Generating Pcl (Foreign Registered)*                4,478,288
    1,212,460  Electricity Generating Pcl NVDR                                 1,137,548
   11,549,959  Industrial Finance Corp of Thailand (Foreign
                 Registered)*                                                  1,982,258
    2,747,000  Italian-Thai Development Pcl*                                   1,332,641
    3,856,000  Kiatnakin Finance & Securities (Foreign Registered)             3,794,233
   12,997,900  Krung Thai Bank Pcl (Foreign Registered)*                       3,807,165
    3,835,900  Land & House Pcl (Foreign Registered)*                          4,959,459
    8,697,300  Land & House Pcl NVDR*                                         10,249,678
   38,412,200  National Finance Pcl (Foreign Registered)*                     12,130,168
    4,094,000  National Petrochemical (Foreign Registered)                     4,028,421
    2,039,058  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                                5,414,469
      590,000  Regional Container Lines*                                         536,670
    1,707,000  Saha Pathana International Holdings Pcl (Foreign
                 Registered)                                                   2,617,140
    2,230,500  Saha Union Pcl (Foreign Registered)                               791,138
       20,970  Siam Cement Pcl (Foreign Registered)                              424,199
      715,100  Siam Cement Pcl NVDR*                                          12,305,611
    7,557,300  Siam Commercial Bank Pcl (Foreign Registered)*                  4,712,504
    3,108,050  Star Block Co Ltd (Foreign Registered)(a)*                            711
    4,991,000  Thai Farmers Bank NVDR*                                         2,940,921
    5,703,650  Thai German Ceramics Industry (Foreign Registered)*             2,923,610
   12,630,000  Thai Union Frozen Products Pcl (Foreign Registered)             6,300,549
    2,315,000  Thai Union Frozen Products Pcl NVDR*                            1,154,851
    3,535,600  Total Access Communication (Foreign Registered)*                5,020,552
                                                                          --------------
                                                                             139,086,520
                                                                          --------------
               TURKEY -- 1.6%
1,234,761,000  Akbank TAS                                                      3,186,480
  151,037,000  Aksa Akrilik Kimya Sanayii                                      2,273,675
   18,832,000  Enka Holding Yatirim                                            1,363,464
  255,030,000  Eregli Demir ve Celik Fabrikalari TAS*                          3,062,188
  114,553,000  KOC Holding AS                                                  2,381,389
   42,150,000  Medya Holding(a)*                                                      --

              See accompanying notes to the financial statements.             11

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               TURKEY -- CONTINUED
1,761,017,000  NET Holding AS*                                                   972,031
  482,867,000  Turkcell Iletisim Hizmet AS*                                    3,115,271
3,864,302,000  Yapi VE Kredi Bankasi*                                          9,279,865
                                                                          --------------
                                                                              25,634,363
                                                                          --------------
               VENEZUELA -- 0.4%
       50,000  Banco Provincial*                                                  21,415
      140,206  Ceramica Carabobo Class B ADR*                                     98,144
      357,212  Compania Anonima Nacional Telefonos de Venezuela
                 (CANTV) ADR                                                   5,501,065
          778  International Briquettes Holding*                                      54
       40,181  Mantex SA Class A ADR*                                            190,860
      328,533  Mercantil Servicios Financieros ADR                             1,293,894
           32  Siderurgica Venezolana Sivensa SACA*                                   --
      723,926  Venepal SA Class B GDR 144A(a)*                                     7,239
                                                                          --------------
                                                                               7,112,671
                                                                          --------------

               TOTAL COMMON STOCKS (COST $1,148,246,116)                   1,213,788,739
                                                                          --------------
               PREFERRED STOCKS -- 9.3%
               BRAZIL -- 7.4%
   25,760,000  Alpargatas de Sao Paolo 3.87%                                   1,288,546
  452,980,000  Banco Bradesco SA 2.81%                                         2,649,904
  840,359,000  Banco do Brasil SA 4.70%                                        4,196,451
  148,940,000  Banco Nacional(a)(d)*                                                 631
   19,190,000  Belgo Mineira (Registered) 2.98%                                1,561,882
  188,826,000  Brasil Telecom Participacoes SA 2.06%                           1,517,652
    4,352,000  Centrais Eletricas de Santa Catarina SA Class B 0.24%           1,051,564
  253,290,000  Cia Energetica de Minas Gerais                                  3,929,807
  339,585,000  Cia Energetica de Sao Paolo SA (Registered)*                    2,245,666
   34,000,000  Cia Energetica Perna Class A                                      123,951
      622,000  Cia Paranaense de Energia-Copel ADR 1.49%                       4,882,700
      146,000  Companhia Vale do Rio Doce                                      3,713,438
   13,238,000  Copene-Petroquimica do Nordeste SA Class A 5.14%                2,951,754
  487,547,860  Electrobras Class B (Registered)                                7,463,058
   85,950,000  Embratel Participacoes SA 2.39%                                   318,806
    1,103,500  Embratel Participacoes SA ADR                                   4,071,915
  757,312,648  Gerasul 5.08%                                                   1,187,815
  273,293,000  Gerdau SA                                                       3,035,302
    8,388,000  Globo Cabo SA*                                                  2,453,463

12            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               BRAZIL -- CONTINUED
   12,601,763  Investimentos Itau SA                                          12,874,205
   90,291,000  Itaubanco SA (Registered)                                       7,655,023
   44,810,000  Mahle-Metal Leve SA Industria e Comercio 5.00%                    911,586
   42,420,000  Mesbla (Registered)(a)(d)*                                            180
  335,746,000  Olvebra(a)*                                                         1,423
      532,500  Petroleo Brasileiro SA (Petrobras) 2.24%                       12,663,523
      521,700  Petroleo Brasileiro SA ADR                                     12,484,281
  299,911,000  Siderurgica de Tubarao 6.23%                                    2,974,954
      682,000  Suzano (Registered) 3.31%                                       2,009,284
      407,300  Tele Centro Oeste Celular SA ADR                                2,574,136
       74,732  Tele Norte Leste Participacoes ADR 2.26%                        1,132,190
  205,117,414  Tele Norte Leste Participacoes SA 2.26%                         3,108,498
       63,000  Telecomunicacoes Brasileiras SA ADR                             2,340,450
       52,000  Telepar Celular SA*                                                 1,610
    9,347,654  Unipar 52.62%                                                   4,556,932
   34,362,000  Votorantim Celulose e Papel SA*                                 1,274,555
                                                                          --------------
                                                                             115,207,135
                                                                          --------------
               RUSSIA -- 0.1%
      100,800  Krasny Oktyabr 144A*                                               60,480
           30  Rostelecom                                                             19
   18,416,000  Unified Energy Systems(a)*                                      2,184,816
                                                                          --------------
                                                                               2,245,315
                                                                          --------------
               SOUTH KOREA -- 1.8%
      269,000  LG Electronics 3.10%                                            4,063,751
      207,763  Samsung Electronics (Non Voting) 1.12%                         23,932,214
                                                                          --------------
                                                                              27,995,965
                                                                          --------------

               TOTAL PREFERRED STOCKS (COST $132,105,414)                    145,448,415
                                                                          --------------
               MUTUAL FUNDS -- 3.1%
               UNITED STATES -- 3.1%
    1,885,962  GMO Alpha LIBOR Fund(c)                                        48,393,796
       87,053  Morgan Stanley Emerging Markets Fund*                             840,061
                                                                          --------------
                                                                              49,233,857
                                                                          --------------

               TOTAL MUTUAL FUNDS (COST $50,258,075)                          49,233,857
                                                                          --------------

              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               PRIVATE EQUITY SECURITIES -- 2.7%
               POLAND -- 2.7%
   21,635,077  CHP Investors(a)+*                                             29,534,043
    7,000,000  MHP Investors(a)+*                                              7,000,000
    9,204,400  Polimex Investment Partners(a)+                                 6,145,778
                                                                          --------------
                                                                              42,679,821
                                                                          --------------

               TOTAL PRIVATE EQUITY SECURITIES (COST $39,917,011)             42,679,821
                                                                          --------------
               EQUITY LINKED SECURITIES -- 1.2%
               RUSSIA -- 1.2%
   30,217,000  Renaissance Gazprom Note(a)(b)+*                               15,431,822
       38,286  Renaissance Sberbank Note(a)(b)+*                               3,002,625
                                                                          --------------
                                                                              18,434,447
                                                                          --------------

               TOTAL EQUITY LINKED SECURITIES (COST $21,940,802)              18,434,447
                                                                          --------------
               INVESTMENT FUNDS -- 1.2%
               BRAZIL -- 0.0%
       18,400  Brazil Fund Inc                                                   299,000
                                                                          --------------
               CHILE -- 0.0%
       14,353  Chile Fund Inc                                                    126,306
                                                                          --------------
               INDIA -- 0.0%
          170  SPG Infinity Technology Fund I(a)+                                242,420
    1,125,400  TDA India Technology Fund II LP(a)+                               394,543
       10,500  UTI Masterplus 1991 Units*                                          3,560
                                                                          --------------
                                                                                 640,523
                                                                          --------------
               POLAND -- 0.1%
    1,442,250  The Emerging Europe Fund II, LP(a)+*                              802,612
                                                                          --------------
               ROMANIA -- 0.1%
        3,600  Romanian Investment Fund(a)+*                                   1,080,000
                                                                          --------------
               RUSSIA -- 0.9%
      450,000  Kazakhstan Investment Fund(a)+*                                   405,000

14            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               RUSSIA -- CONTINUED
   10,000,000  New Century Holdings LP(a)+*                                   12,644,000
       16,667  Societe Generale Thalmann Ukraine Fund(a)+*                       766,682
                                                                          --------------
                                                                              13,815,682
                                                                          --------------
               THAILAND -- 0.1%
    1,859,000  Ruang Khao Fund (Foreign Registered)*                             274,383
           70  Thailand International Fund IDR*                                  507,500
                                                                          --------------
                                                                                 781,883
                                                                          --------------

               TOTAL INVESTMENT FUNDS (COST $24,827,131)                      17,546,006
                                                                          --------------
               DEBT OBLIGATIONS -- 0.3%
               UNITED STATES -- 0.3%
$   3,587,116  U.S. Treasury Inflation Indexed Note, 4.25%, due
                 01/15/10(c)                                                   3,840,456
$   1,077,590  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09(c)                                                   1,125,240
                                                                          --------------
                                                                               4,965,696
                                                                          --------------

               TOTAL DEBT OBLIGATIONS (COST $4,928,315)                        4,965,696
                                                                          --------------
               RIGHTS AND WARRANTS -- 0.1%
               MALAYSIA -- 0.0%
      200,750  Affin Holdings Berhad Warrants, Expires 7/08/05*                   16,113
      265,600  IJM Corp Berhad Warrants, Expires 8/24/04*                        106,939
                                                                          --------------
                                                                                 123,052
                                                                          --------------
               THAILAND -- 0.1%
    1,098,500  Banpu Pcl Warrants, Expires 1/14/03*                              164,650
    6,561,977  Charoen Pokphand Foods Pcl Warrants, Expires 6/30/02*             810,862
    1,706,900  Land & House Warrants, Expires 9/02/08 (Foreign
                 Registered)*                                                    986,252
      550,000  Siam Commercial Bank Ltd Warrants, Expires 5/10/02*                12,208
    2,689,393  Telecomasia Corp Pcl Warrants, Expires 12/31/49(a)*                    --
                                                                          --------------
                                                                               1,973,972
                                                                          --------------

               TOTAL RIGHTS AND WARRANTS (COST $363,752)                       2,097,024
                                                                          --------------

              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                  VALUE ($)
----------------------------------------------------------------------------------------
               CONVERTIBLE SECURITIES -- 0.0%
               INDONESIA -- 0.0%
$  26,000,000  APP Finance (VI), Zero Coupon, due 11/18/12                       631,800
                                                                          --------------
               RUSSIA -- 0.0%
$     124,330  Divot Holdings NV(a)+*                                            124,330
                                                                          --------------

               TOTAL CONVERTIBLE SECURITIES (COST $5,434,570)                    756,130
                                                                          --------------
               SHORT-TERM INVESTMENTS -- 3.5%
               CASH EQUIVALENTS -- 3.5%
$  31,100,000  Bank of Scotland Time Deposit, 1.81%, due 3/01/02              31,100,000
   22,896,650  The Boston Global Investment Trust(e)                          22,896,650
                                                                          --------------
                                                                              53,996,650
                                                                          --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $53,996,650)                53,996,650
                                                                          --------------
               TOTAL INVESTMENTS -- 99.1%
               (Cost $1,482,017,836)                                       1,548,946,785

               Other Assets and Liabilities (net) -- 0.9%                     13,468,614
                                                                          --------------
               TOTAL NET ASSETS -- 100.0%                                 $1,562,415,399
                                                                          ==============

              See accompanying notes to the financial statements.
16

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

               NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

GDS - Global Depository Share

NVDR - Non-Voting Depositary Receipt

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b) A derivative security whose price is linked to the return on the specified Russian security.

+ Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

              See accompanying notes to the financial statements.             17

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

Additional information on each restricted security is as follows:

                                                                                  Market
                                                                                Value as a
                                                                                Percentage         Market
                                               Acquisition         Acquisition   of Fund's      Value as of
Issuer, Description                            Date                   Cost      Net Assets   February 28, 2002
---------------------------------------------------------------------------------------------------------------
CHP Investors                                  12/13/99 - 3/5/01   22,825,006          1.89          29,534,044
Divot Holdings NV, Common Stocks                    6/26/00         1,502,100          0.01             178,920
Divot Holdings NV, Convertible Securities           9/21/01           124,330          0.01             124,330
Kazakhstan Investment Fund                          10/16/97        3,285,000          0.03             405,000
MHP Investors                                       11/27/01        7,385,000          0.45           7,000,000
Millenium Information Technology                    10/21/99        2,252,570          0.05             787,500
New Century Holdings LP                             1/21/97        10,000,000          0.81          12,644,000
Polimex Investment Partners                    7/07/99 - 9/21/01    9,707,005          0.39           6,145,778
Renaissance Gazprom Note                       5/24/01 - 1/17/02   14,233,727          0.99          15,431,822
Renaissance Sberbank Note                           8/19/97         7,707,076          0.19           3,002,625
Romanian Investment Fund                            5/12/97         3,600,000          0.07           1,080,000
Societe Generale Thalmann Ukraine Fund              7/15/97         1,666,700          0.05             766,682
SPG Infinity Technology Fund I                      12/23/99        1,105,000          0.02             242,420
TDA India Technology Fund II LP                2/23/00 - 10/2/01    1,125,400          0.03             394,543
The Emerging Europe Fund II, LP                12/05/97 - 3/17/00   1,442,250          0.05             802,612
U TV Software Comm Ltd                              2/29/00         3,004,959          0.02             268,931

(c) All or a portion of this security is held as collateral for open swap contracts (Note 6).

(d)  Bankrupt issuer.

(e)  Represents investment of security lending collateral (Note 1).

18            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     17.6%
Information Technology                                         15.7
Materials                                                      12.0
Telecommunication Services                                     11.5
Consumer Discretionary                                          8.8
Energy                                                          7.8
Industrials                                                     7.8
Consumer Staples                                                7.3
Utilities                                                       5.7
Health Care                                                     0.8
Miscellaneous                                                   5.0
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             19

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $21,762,309 (cost $1,482,017,836) (Note 1)                $1,548,946,785
   Cash                                                               33,753
   Foreign currency, at value (cost $3,375,539) (Note 1)           3,461,659
   Receivable for investments sold                                34,111,077
   Receivable for Fund shares sold                                   174,027
   Dividends and interest receivable                               6,587,805
   Foreign taxes receivable                                        2,240,091
   Net receivable for open swap contracts (Notes 1 and 6)          1,573,637
                                                              --------------

      Total assets                                             1,597,128,834
                                                              --------------

LIABILITIES:
   Payable for investments purchased                               7,191,392
   Payable upon return of securities loaned (Note 1)              22,896,650
   Payable for Fund shares repurchased                                 3,907
   Payable to affiliate for (Note 2):
      Management fee                                                 910,562
      Shareholder service fee                                        146,809
   Accrued expenses                                                3,564,115
                                                              --------------

      Total liabilities                                           34,713,435
                                                              --------------
NET ASSETS                                                    $1,562,415,399
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,843,139,693
   Accumulated undistributed net investment income                 5,824,554
   Accumulated net realized loss                                (355,103,540)
   Net unrealized appreciation                                    68,554,692
                                                              --------------
                                                              $1,562,415,399
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $  826,960,165
                                                              ==============
   Class IV shares                                            $  735,455,234
                                                              ==============
SHARES OUTSTANDING:
   Class III                                                      84,071,804
                                                              ==============
   Class IV                                                       74,843,887
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class III                                                  $         9.84
                                                              ==============
   Class IV                                                   $         9.83
                                                              ==============

20            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,195,393)         $ 34,961,127
   Interest (including securities lending income of
    $108,705)                                                    1,633,525
   Dividends from investment company shares                      1,250,086
                                                              ------------

      Total income                                              37,844,738
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       8,842,173
   Custodian fees                                                2,126,732
   Audit fees                                                       78,192
   Legal fees                                                       50,012
   Transfer agent fees                                              46,970
   Registration fees                                                21,478
   Trustees fees (Note 2)                                           13,407
   Miscellaneous                                                   358,522
   Fees reimbursed by Manager (Note 2)                            (186,056)
                                                              ------------
                                                                11,351,430
   Shareholder service fee (Note 2) - Class III                    875,561
   Shareholder service fee (Note 2) - Class IV                     533,283
                                                              ------------
      Net expenses                                              12,760,274
                                                              ------------

         Net investment income                                  25,084,464
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (110,261,594)
      Closed swap contracts                                      3,140,081
      Foreign currency, forward contracts and foreign
      currency related transactions                             (2,537,955)
                                                              ------------

         Net realized loss                                    (109,659,468)
                                                              ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              236,124,405
      Open swap contracts                                        1,337,407
      Foreign currency, forward contracts and foreign
      currency related transactions                                135,740
                                                              ------------

         Net unrealized gain                                   237,597,552
                                                              ------------

      Net realized and unrealized gain                         127,938,084
                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $153,022,548
                                                              ============

              See accompanying notes to the financial statements.             21

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   25,084,464     $   17,612,502
   Net realized loss                                        (109,659,468)       (52,817,332)
   Change in net unrealized appreciation (depreciation)      237,597,552       (191,937,622)
                                                          --------------     --------------

   Net increase (decrease) in net assets from
    operations                                               153,022,548       (227,142,452)
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (12,628,140)        (1,214,534)
      Class IV                                               (10,389,852)        (1,485,803)
                                                          --------------     --------------
      Total distributions from net investment income         (23,017,992)        (2,700,337)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class III                                              195,960,013        (34,338,557)
      Class IV                                               208,626,765         84,600,396
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                             404,586,778         50,261,839
                                                          --------------     --------------

      Total increase (decrease) in net assets                534,591,334       (179,580,950)
NET ASSETS:
   Beginning of period                                     1,027,824,065      1,207,405,015
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $5,824,554 and $6,796,380,
    respectively)                                         $1,562,415,399     $1,027,824,065
                                                          ==============     ==============

22            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                         YEAR ENDED FEBRUARY 28/29,
                                            -------------------------------------------------------------------------------------
                                                2002              2001              2000              1999              1998
                                            -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.04          $  11.16          $   6.31          $   9.56          $  12.49
                                              --------          --------          --------          --------          --------

Income from investment operations:
   Net investment income                          0.18+             0.17+             0.13+             0.25              0.16+
   Net realized and unrealized gain
     (loss)                                       0.80             (2.27)             4.77             (3.19)            (1.76)
                                              --------          --------          --------          --------          --------

      Total from investment operations            0.98             (2.10)             4.90             (2.94)            (1.60)
                                              --------          --------          --------          --------          --------

Less distributions to shareholders:
   From net investment income                    (0.18)            (0.02)            (0.05)            (0.19)            (0.25)
   From net realized gains                          --                --                --             (0.12)            (1.08)
                                              --------          --------          --------          --------          --------

      Total distributions                        (0.18)            (0.02)            (0.05)            (0.31)            (1.33)
                                              --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD                $   9.84          $   9.04          $  11.16          $   6.31          $   9.56
                                              ========          ========          ========          ========          ========
TOTAL RETURN(a)                                  11.15%           (18.79)%           77.43%           (30.96)%          (12.94)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $826,960          $560,205          $727,197          $524,741          $913,615
   Net expenses to average daily net
     assets                                       1.19%(b)          1.23%             1.18%             1.16%             1.24%(b)
   Net investment income to average
     daily net assets                             2.32%             1.69%             1.41%             2.75%             1.30%
   Portfolio turnover rate                          74%               90%               73%               76%               88%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets                                       0.02%             0.02%             0.03%             0.21%             0.21%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                        $   0.05          $   0.03                --                --                --

+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .035% of average daily net assets.
(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             23

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                         YEAR ENDED FEBRUARY 28/29,
                                            -------------------------------------------------------------------------------------
                                                2002              2001              2000              1999              1998*
                                            -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.03          $  11.16          $   6.31          $   9.56          $   8.62
                                              --------          --------          --------          --------          --------

Income from investment operations:
   Net investment income                          0.17+             0.17+             0.13+             0.28              0.01+
   Net realized and unrealized gain
     (loss)                                       0.82             (2.28)             4.77             (3.21)             0.93
                                              --------          --------          --------          --------          --------

      Total from investment operations            0.99             (2.11)             4.90             (2.93)             0.94
                                              --------          --------          --------          --------          --------

Less distributions to shareholders:
   From net investment income                    (0.19)            (0.02)            (0.05)            (0.20)               --
   From net realized gains                          --                --                --             (0.12)               --
                                              --------          --------          --------          --------          --------

      Total distributions                        (0.19)            (0.02)            (0.05)            (0.32)               --
                                              --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD                $   9.83          $   9.03          $  11.16          $   6.31          $   9.56
                                              ========          ========          ========          ========          ========
TOTAL RETURN(a)                                  11.22%           (18.82)%           77.76%           (31.01)%           10.90%***

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $735,455          $467,619          $480,208          $261,187          $672,020
   Net expenses to average daily net
     assets                                       1.14%(b)          1.18%             1.13%             1.12%             1.22%**(b)
   Net investment income to average
     daily net assets                             2.27%             1.73%             1.45%             2.87%             0.65%**
   Portfolio turnover rate                          74%               90%               73%               76%               88%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets                                       0.02%             0.02%             0.03%             0.21%             0.21%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                        $   0.03          $   0.03                --                --                --

*    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
**   Annualized.
***  Not annualized.
+    Computed using average shares outstanding throughout the period.
(a) The total return would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

24            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa, and Europe ("Emerging Markets"). The Fund's benchmark is the IFC Investable Index.

      The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

      At February 28, 2002, 3.1% of the Fund was invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests in relatively high quality, low volatility fixed income instruments.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2002, there were no outstanding futures contracts.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in the price of the security or index underlying these transactions. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreements. See Note 6 for a summary of all open swap agreements as of February 28, 2002.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund loaned securities having a market value of $21,762,309 collateralized by cash in the amount of $22,896,650 which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $23,017,992.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $14,382,709 of undistributed ordinary income. These temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $184,283,079 and $114,357,984 expiring in 2007 and 2010, respectively. The Fund has elected to defer to March 1, 2002 post-October capital losses of $35,544,915.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $(3,038,298)       $2,650,923         $387,375

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective August 17, 2001, the premium on cash purchases of Fund shares is 1.20% of the amount invested. Prior to August 17, 2001, the premium on cash purchases of Fund shares was 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective October 13, 2000 if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, these fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the years ended February 28, 2002 and February 28, 2001, the Fund received $4,883,014 and $2,671,325 in purchase premiums and $73,894 and $429,672 in redemption fees, respectively. There is no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in securities of emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .105% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002, was $13,407. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002, were as follows:

                                                                    Purchases        Sales
                                                                  --------------  ------------
         U.S. Government securities                               $    3,895,092  $ 19,384,044
         Investments (non-U.S. Government securities)              1,183,907,432   784,306,986

      At February 28, 2002, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
         $1,508,105,436    $237,536,439     $(196,695,090)    $40,841,349

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2002, 15.7% of the outstanding shares of the Fund were held by one shareholder.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                  Year Ended
                                                            February 28, 2002          February 28, 2001
                                                        -------------------------  --------------------------
                                                          Shares        Amount       Shares        Amount
         Class III:                                     -----------  ------------  -----------  -------------
         Shares sold                                     32,338,323  $282,585,254   10,410,935  $ 100,388,913
         Shares issued to shareholders in reinvestment
           of distributions                               1,004,357     8,683,208      108,730        890,634
         Shares repurchased                             (11,259,655)  (95,308,449) (13,677,659)  (135,618,104)
                                                        -----------  ------------  -----------  -------------
         Net increase (decrease)                         22,083,025  $195,960,013   (3,157,994) $ (34,338,557)
                                                        ===========  ============  ===========  =============

                                                               Year Ended                Year Ended
                                                           February 28, 2002         February 28, 2001
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class IV:                                      ----------  ------------  ----------  ------------
         Shares sold                                    22,755,584  $206,010,111  13,515,465  $127,322,270
         Shares issued to shareholders in reinvestment
           of distributions                                303,239     2,616,654      50,810       415,563
         Shares repurchased                                     --            --  (4,828,421)  (43,137,437)
                                                        ----------  ------------  ----------  ------------
         Net increase                                   23,058,823  $208,626,765   8,737,854  $ 84,600,396
                                                        ==========  ============  ==========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      TOTAL RETURN SWAP AGREEMENTS

                                                                                      Net Unrealized
          Notional    Expiration                                                       Appreciation
           Amount        Date                        Description                      (Depreciation)
         -----------  ----------  --------------------------------------------------  --------------
         $ 3,290,685    4/10/02   Agreement with Morgan Stanley & Co. International     $   99,269
                                  Limited dated 4/05/01 to receive (pay) the
                                  notional amount multiplied by the return on the
                                  MSCI Emerging Markets Free Index and to pay the
                                  notional amount multiplied by the 1 month LIBOR
                                  adjusted by a specified spread.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TOTAL RETURN SWAP AGREEMENTS -- CONTINUED

                                                                                      Net Unrealized
          Notional    Expiration                                                       Appreciation
           Amount        Date                        Description                      (Depreciation)
         -----------  ----------  --------------------------------------------------  --------------

         $ 2,232,371    5/24/02   Agreement with Merrill Lynch International dated      $  (34,090)
                                  5/22/01 to receive the notional amount multiplied
                                  by the change in market value of SK Telecom common
                                  stock (including dividends) and to pay the
                                  notional amount multiplied by 3 month LIBOR
                                  adjusted by a specified spread.

           7,007,704    5/24/02   Agreement with Merrill Lynch International dated         208,090
                                  5/24/01 to receive the notional amount multiplied
                                  by the change in market value for Samsung
                                  Electronics common stock (including dividends) and
                                  to pay the notional amount multiplied by 3 month
                                  LIBOR adjusted by a specified spread.

          10,661,049    7/01/02   Agreement with Credit Agricole Indosuez (W.I.            335,495
                                  Carr) dated 7/03/01 to receive (pay) the notional
                                  amount multiplied by the return on the MSCI Taiwan
                                  Index and to pay the notional amount multiplied by
                                  3 month LIBOR adjusted by a specified spread.

          11,896,794    9/03/02   Agreement with Credit Agricole Indosuez (W.I.              3,351
                                  Carr) dated 8/08/01 to receive (pay) the notional
                                  amount multiplied by the return on the MSCI Taiwan
                                  Index and to pay the notional amount multiplied by
                                  3 month LIBOR adjusted by a specified spread.

           1,278,400   11/27/02   Agreement with Merrill Lynch International dated             729
                                  11/27/01 to receive the notional amount multiplied
                                  by the change in market value of Quanta Computer
                                  Inc. common stock (including dividends) and to pay
                                  the notional amount multiplied by 3 month LIBOR
                                  adjusted by a specified spread.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TOTAL RETURN SWAP AGREEMENTS -- CONTINUED

                                                                                      Net Unrealized
          Notional    Expiration                                                       Appreciation
           Amount        Date                        Description                      (Depreciation)
         -----------  ----------  --------------------------------------------------  --------------

         $ 2,215,270   12/14/02   Agreement with Morgan Stanley & Co. International     $  881,387
                                  Limited dated 12/14/01 to receive the notional
                                  amount multiplied by the change in market value of
                                  Benq Corporation common stock (including
                                  dividends) and to pay the notional amount
                                  multiplied by 3 month LIBOR adjusted by a
                                  specified spread.

           4,936,313    2/20/03   Agreement with Morgan Stanley & Co. International         (5,366)
                                  Limited dated 2/20/02 to receive the notional
                                  amount multiplied by the change in market value of
                                  Samsung Electronics common stock (including
                                  dividends) and to pay the notional amount
                                  multiplied by 1 month LIBOR adjusted by a
                                  specified spread.

           4,031,500    2/25/03   Agreement with Merrill Lynch International dated          60,541
                                  2/25/02 to receive the notional amount multiplied
                                  by the change in market value of Macronix
                                  International common stock (including dividends)
                                  and to pay the notional amount multiplied by 3
                                  month LIBOR adjusted by a specified spread.

           1,989,362    2/26/03   Agreement with Morgan Stanley & Co. International        (12,714)
                                  Limited dated 2/22/02 to receive the notional
                                  amount multiplied by the change in market value of
                                  Quanta Computer Inc. common stock (including
                                  dividends) and to pay the notional amount
                                  multiplied by 1 month LIBOR adjusted by a
                                  specified spread.

           4,955,471    2/26/03   Agreement with Morgan Stanley & Co. International         26,000
                                  Limited dated 2/22/02 to receive the notional
                                  amount multiplied by the change in market value of
                                  Macronix International common stock (including
                                  dividends) and to pay the notional amount
                                  multiplied by 1 month LIBOR adjusted by a
                                  specified spread.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      TOTAL RETURN SWAP AGREEMENTS -- CONTINUED

                                                                                      Net Unrealized
          Notional    Expiration                                                       Appreciation
           Amount        Date                        Description                      (Depreciation)
         -----------  ----------  --------------------------------------------------  --------------

         $ 1,946,088    2/28/03   Agreement with Morgan Stanley & Co. International     $   32,988
                                  Limited dated 2/25/02 to receive the notional
                                  amount multiplied by the change in market value of
                                  Macronix International common stock (including
                                  dividends) and to pay the notional amount
                                  multiplied by 3 month LIBOR adjusted by a
                                  specified spread.

          24,723,221    2/28/03   Agreement with Merrill Lynch International dated         (22,043)
                                  2/28/02 to receive the notional amount multiplied
                                  by the change in market value of Samsung
                                  Electronics common stock (including dividends) and
                                  to pay the notional amount multiplied by 3 month
                                  LIBOR adjusted by a specified spread.
                                                                                        ----------
                                                                                        $1,573,637
                                                                                        ==========

7.    SUBSEQUENT EVENTS

      Effective April 1, 2002, the level of purchase premium and redemption fee charged by the GMO Emerging Markets Fund are each 0.80%; provided, however, that (i) with respect to shares purchased through third party intermediaries, the level of purchase premium and redemption fee charged by the GMO Emerging Markets Fund will remain 1.20% and 0.40%, respectively; and (ii) with respect to all other shareholders, the redemption fee of 0.80% shall apply only to shares acquired on or after April 1, and shares acquired before April 1, will be subject to the redemption fee applicable at the time of purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2002, the Fund paid foreign taxes of $4,240,898 and recognized foreign source income of $39,578,518.

      For the fiscal year ended February 28, 2002, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 32.87% as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,
         c/o GMO Trust                             Trust                           Harvard University; Senior Associate
         40 Rowes Wharf                                                            Dean, Harvard University
         Boston, MA 02110
         Age: 60

         Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;
         c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
         40 Rowes Wharf                                                            (1998 - present); Consultant --
         Boston, MA 02110                                                          Business and Law.
         Age: 57

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         Jay O. Light                                   38        Security
         c/o GMO Trust                                            Capital Group,
         40 Rowes Wharf                                           Inc
         Boston, MA 02110
         Age: 60
         Donald W. Glazer, Esq.                         38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                      Term of                     Principal
                                                                   Office(1) and                Occupation(s)
                      Name, Address,                Position(s)      Length of                   During Past
                         and Age                   Held with Fund   Time Served                   Five Years
         ----------------------------------------  --------------  --------------  ----------------------------------------

         R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &
         c/o GMO Trust                             Quantitative    September 1985  Co. LLC
         40 Rowes Wharf                            and Chairman
         Boston, MA 02110                          of the
         Age: 63                                   Trustees of
                                                   the Trust

                                                     Number of
                                                   Portfolios in
                                                       Fund
                                                      Complex          Other
                      Name, Address,                 Overseen      Directorships
                         and Age                    by Trustee    Held by Trustee
         ----------------------------------------  -------------  ---------------
         R. Jeremy Grantham(2)                          38
         c/o GMO Trust
         40 Rowes Wharf
         Boston, MA 02110
         Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of
                                                     Office(3) and              Principal Occupation(s)
               Name, Address,         Position(s)      Length of                      During Past
                  and Age            Held with Fund   Time Served                     Five Years
         --------------------------  --------------  --------------  ---------------------------------------------

         Susan Randall Harbert       Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial                       LLC.
         40 Rowes Wharf              Officer and
         Boston, MA 02110            Treasurer of
         Age: 44                     the Trust

         Brent Arvidson              Assistant       Since           Senior Fund Administrator -- Grantham, Mayo,
         c/o GMO Trust               Treasurer of    September 1998  Van Otterloo & Co. LLC (September 1997 -
         40 Rowes Wharf              the Trust                       present); Senior Financial Reporting Analyst,
         Boston, MA 02110                                            John Hancock Funds (1996 - 1997)
         Age: 32

         Scott Eston                 Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial       September 1997  LLC: Senior Partner, Coopers & Lybrand
         40 Rowes Wharf              Officer and                     (1987 - 1997).
         Boston, MA 02110            Vice President
         Age: 46                     of the Trust

         William R. Royer, Esq.      Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo,
         c/o GMO Trust               and Clerk of                    Van Otterloo & Co. LLC
         40 Rowes Wharf              the Trust
         Boston, MA 02110
         Age: 36

         Elaine M. Hartnett, Esq.    Vice President  Since August    Associate General Counsel, Grantham, Mayo,
         c/o GMO Trust               and Secretary   1999            Van Otterloo & Co. LLC (June 1999 -
         40 Rowes Wharf              of the Trust                    present); Associate/ Junior Partner, Hale and
         Boston, MA 02110                                            Dorr LLP (1991 - 1999).
         Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Disciplined Equity Fund returned +2.0% from the Fund's inception on January 29, 2002 through the end of its fiscal year on February 28, 2002. The Fund finished +1.5% ahead of the MSCI EAFE Index, which returned +0.5% over the same period.

The flat return of international markets in February resulted from a tug of war between perceived economic improvement on the positive side and "Enronitis" (accounting & bankruptcy concerns) on the negative. At the beginning of the month, Japan suffered the psychological blow of having the value of the Nikkei drop below the Dow for the first time since 1957. But signs of "price keeping operations" in Japan lifted that market higher and helped give EAFE a positive return of 0.7%, and the S&P 500 by more than 2.5%.

Ireland was the worst performing market over the period, as its two (formerly) largest companies suffered different idiosyncratic blows. Concern over dubious accounting practices chopped half the market value from pharmaceutical Elan, and Allied Irish Banks was hit by a rogue trading scandal. Outside Ireland (where the portfolio's overweight allocation was offset by superior stock selection), country allocation was a mild positive, adding approximately 0.2%. An overweight in the cheap Austrian market was the most significant positive contribution. Currency allocation was not a major factor for this period.

The bulk of the portfolio's value added over this period came from bottom up stock selection disciplines. GMO uses three different investment disciplines to select stocks for this portfolio. Our Quality Adjusted Value strategy adjusts basic valuation ratios to favor consistently highly profitable and low leverage companies, while our Intrinsic Value strategy is a dividend discount model that forecasts sales growth and profit margins out into the future. Our Momentum strategy selects stocks with positive price and analyst revisions trends. Simple non-risk controlled portfolios based on the most attractive 10% in each discipline outperformed the EAFE index by +1.6% for Quality Adjusted Value, +1.2% for Intrinsic Value, and 0.07% for Momentum.

OUTLOOK

Two years of outperformance by international value stocks has brought them much closer to normal valuation levels relative to growth stocks. This portfolio retains a slight value tilt, but with the switch in momentum over the 4th quarter of 2001, it has been increasing exposure to cyclical growth stocks. The coming year's absolute returns are likely to be largely influenced by the strength of economic recovery. Large cap international stocks are still trading at moderately expensive valuation levels, though less so than the U.S. A potential boost to return comes from currency appreciations, as the U.S. dollar looks overvalued based on the economic fundamentals.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 INTERNATIONAL DISCIPLINED EQUITY-III
As Of: 2/28/2002
Date                                     GMO INTERNATIONAL DISCIPLINED         MSCI EAFE INDEX
                                                           EQUITY FUND
2/28/2001
1/29/2002                                                    10,000.00               10,000.00
2/28/2002                                                    10,200.00               10,048.32
Average Annual Returns (%)
Inception                                                    1/29/2002
1yr                                                                5yr  10 Year/Inception Date
N/A                                                                N/A                       2
Performance shown is net of all fees
after reimbursement from the manager.
Returns and net asset values of fund
investments will fluctuate so that an
investor's shares, when redeemed, may
be worth more or less than their
original cost. The total returns would
have been lower had certain expenses
not been reimbursed during the periods
shown and do not include the effect of
taxes on distributions and redemptions.
Past performance is not indicative of
future performance. Information is
unaudited.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.0%
               AUSTRALIA -- 3.7%
       19,400  Australia and New Zealand Banking Group Ltd                    184,746
       25,303  Broken Hill Proprietary Ltd                                    153,979
       25,500  CSR Ltd                                                         84,762
       37,900  General Property Trust Units                                    53,600
        7,100  Leighton Holdings Ltd                                           38,662
       26,000  National Australia Bank Ltd                                    480,298
       22,400  Orica Ltd                                                       90,066
       58,300  Qantas Airways Ltd                                             134,810
       12,100  St. George Bank Ltd                                            113,292
        4,017  Wesfarmers Ltd                                                  66,622
       50,800  Westfield Trust Units                                           85,216
       40,300  Woolworths Ltd                                                 252,106
                                                                        -------------
                                                                            1,738,159
                                                                        -------------
               AUSTRIA -- 4.4%
        7,100  Austrian Airlines                                               60,494
        1,600  Bau Holdings AG                                                 43,942
        1,600  Boehler Uddeholm (Bearer)                                       63,941
        1,600  Brau Union AG                                                   64,702
          410  EA-Generali AG                                                  61,482
        6,500  Energie-Versorgung Niederoesterreich AG                        251,944
        4,700  Erste Bank Der Oesterreichischen Sparkassen AG                 256,208
        1,900  Flughafen Wien AG                                               53,332
        2,700  Mayr-Melnhof Karton AG (Bearer)                                156,245
        2,000  Oesterreichische Brau Beteiligungs AG                           91,517
        1,300  Oesterreichische Elektrizitaetswirtschafts AG                   99,181
        4,100  OMV AG                                                         345,429
       34,700  Telekom Austria AG*                                            278,544
        2,700  VA Technologie AG (Bearer)                                      70,415
        1,700  Voest-Alpine Stahl AG                                           46,762
        7,900  Wienerberger Baustoffindustrie AG                              123,823
                                                                        -------------
                                                                            2,067,961
                                                                        -------------
               BELGIUM -- 3.8%
       10,700  Almanij NV                                                     346,896
          800  Bekaert SA                                                      28,559
        3,200  Delhaize-Le Lion                                               141,998
        1,920  Electrabel SA                                                  380,821

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               BELGIUM -- CONTINUED
        4,300  Fortis B                                                        95,405
        3,500  Groupe Bruxelles Lambert SA                                    193,003
        8,100  Interbrew                                                      218,953
        8,900  Kredietbank NPV                                                273,913
        1,800  Solvay Et Cie                                                  119,655
                                                                        -------------
                                                                            1,799,203
                                                                        -------------
               CANADA -- 0.4%
        6,000  Bank of Montreal                                               134,663
        2,100  Royal Bank of Canada*                                           66,372
                                                                        -------------
                                                                              201,035
                                                                        -------------
               DENMARK -- 0.9%
          900  Carlsberg A/S Class B                                           36,981
          434  Group 4 Falck A/S                                               46,224
        2,200  H. Lundbeck A/S                                                 66,069
        4,000  Novo-Nordisk A/S                                               155,279
        3,300  Tele Danmark A/S Class B                                       102,561
                                                                        -------------
                                                                              407,114
                                                                        -------------
               FINLAND -- 2.0%
       40,000  Nokia Oyj                                                      850,122
        4,080  Tietoenator Oyj                                                103,759
                                                                        -------------
                                                                              953,881
                                                                        -------------
               FRANCE -- 6.2%
        3,180  Assurances Generales de France (Bearer)                        151,013
       11,000  BNP Paribas                                                    533,316
        2,800  France Telecom SA                                               73,750
          381  Lafarge Coppee SA                                               32,792
          805  LVMH Moet Hennessy Louis Vuitton SA                             37,602
       20,778  Orange SA*                                                     121,497
        1,050  Saint-Gobain                                                   163,031
        8,487  Sanofi-Synthelabo SA                                           557,201
        6,900  Societe Generale Class A                                       408,245
        5,850  Total Fina Elf SA                                              859,737
                                                                        -------------
                                                                            2,938,184
                                                                        -------------

              See accompanying notes to the financial statements.
2

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               GERMANY -- 7.4%
        2,700  Adidas Salomon AG                                              174,462
       87,200  Bankgesellschaft Berlin AG*                                    159,153
        5,400  BASF AG                                                        208,093
        6,300  Bayer AG                                                       199,997
        5,600  Bayerische Motoren Werke AG                                    206,112
       11,500  Continental AG                                                 165,626
       18,300  DaimlerChrysler AG                                             732,906
        4,300  Degussa AG                                                     124,603
        9,800  E. On AG                                                       479,798
        1,200  Linde AG                                                        54,547
        8,000  RWE AG                                                         287,180
        5,900  Sudzucker AG                                                    86,760
       17,800  Thyssen Krupp AG                                               265,136
        6,900  Volkswagen AG                                                  327,671
                                                                        -------------
                                                                            3,472,044
                                                                        -------------
               GREECE -- 0.2%
        1,820  Coca Cola Hellenic Bottling Co SA                               24,433
        4,640  Hellenic Telecommunications Organization SA                     68,392
                                                                        -------------
                                                                               92,825
                                                                        -------------
               HONG KONG -- 2.0%
       57,000  CLP Holdings Ltd                                               228,753
       35,000  Henderson Land Development Co Ltd                              136,872
       45,500  Hong Kong Electric Holdings Ltd                                170,058
       31,000  Hong Kong Land Holdings                                         58,590
      499,000  Pacific Century CyberWorks Ltd*                                120,283
       87,000  Yue Yuen Industrial Holdings                                   213,059
                                                                        -------------
                                                                              927,615
                                                                        -------------
               IRELAND -- 1.4%
       30,400  Allied Irish Banks Plc                                         339,218
       20,100  Bank of Ireland                                                194,729
       10,600  Irish Life & Permanent Plc                                     117,363
                                                                        -------------
                                                                              651,310
                                                                        -------------
               ITALY -- 1.9%
       33,000  Autostrade Concessioni e Costruzioni Autostrade SPA            240,349

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ITALY -- CONTINUED
       32,000  ENI-Ente Nazionale Idrocarburi SPA                             438,451
        1,100  Luxottica Group SPA                                             19,382
        2,892  RAS SPA                                                         33,771
       25,132  Telecom Italia Mobile SPA                                      118,261
        6,427  Telecom Italia SPA (Savings Shares)                             33,356
                                                                        -------------
                                                                              883,570
                                                                        -------------
               JAPAN -- 19.7%
        3,600  Acom Co Ltd                                                    197,452
       13,000  Bridgestone Corp                                               163,684
       29,000  Brother Industries Ltd                                         118,319
       22,000  Canon Sales Co Inc                                             159,462
            6  Central Japan Railway Co                                        32,595
        6,000  Chubu Electric Power Co Inc                                     98,636
       12,800  Chugoku Electric Power Co Inc                                  183,356
       54,000  Cosmo Oil Co Ltd                                                79,895
        7,000  Daiichi Pharmaceuticals Co Ltd                                 131,814
        6,000  Dainippon Printing Co Ltd                                       57,702
       39,000  Daiwa House Industry Co Ltd                                    192,632
           37  East Japan Railway Co                                          141,005
       28,000  Fuji Heavy Industries Ltd                                      148,343
       12,000  Honda Motor Co Ltd                                             479,731
        3,000  Hoya Corp                                                      197,273
       15,000  Itochu Corp                                                     40,912
      115,000  Japan Energy Co Ltd                                            140,071
           39  Japan Tobacco Inc                                              221,483
       84,000  Kajima Corp                                                    209,019
       10,000  Kansai Electric Power                                          142,798
       84,000  Kawasaki Heavy Industries Ltd*                                  72,184
          109  KDDI Corp                                                      197,108
      372,000  Kobe Steel Ltd*                                                141,767
       20,000  Komatsu Ltd                                                     65,459
       11,000  Marui Co Ltd                                                   115,076
        1,000  Matsushita Communication IND                                    34,074
       23,000  Mistsubishi Chemical Corp                                       49,326
       41,000  Mitsubishi Corp                                                284,618
       31,000  Mitsubishi Estate Co Ltd                                       216,821
      117,000  Mitsubishi Motors*                                             266,654
       14,000  Mitsui & Co                                                     78,042
        3,300  Nidec Corp                                                     213,548

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
        2,100  Nintendo Co Ltd                                                309,763
       55,000  Nippon Express Co Ltd                                          195,218
       12,000  Nippon Oil Co Ltd                                               51,112
           21  Nippon Unipac Holding                                          105,294
        8,000  Nitto Denko Corp                                               215,206
      122,000  NKK Corp*                                                       99,369
        6,000  Ono Pharmaceutical Co Ltd                                      176,649
       51,000  Onoda Cement Co Ltd                                             73,170
        2,100  Oriental Land Co Ltd                                           120,045
        2,000  ORIX Corp                                                      152,587
        3,300  Promise Co                                                     139,324
       21,000  Ricoh Company Ltd                                              372,688
       15,000  Sankyo Co Ltd                                                  219,129
       58,000  Sekisui Chemical                                               140,422
       52,000  Shimizu Corp                                                   170,192
      438,000  Sumitomo Metal Industries*                                     166,920
       16,000  Suzuki Motor Corp                                              195,479
       85,000  Taisei Corp                                                    188,642
       10,000  Taisho Pharmaceutical Co Ltd                                   149,299
        3,500  Takefuji Corp                                                  213,152
        5,600  Tohoku Electric Power Co Inc                                    72,895
       13,100  Tokyo Electric Power                                           247,659
        4,000  Toppan Printing Co Ltd                                          34,343
       50,000  Toshiba Corp                                                   184,943
       13,000  Toyota Motor Corp                                              332,225
       21,000  Yasuda Fire & Marine Insurance                                  97,762
                                                                        -------------
                                                                            9,294,346
                                                                        -------------
               NETHERLANDS -- 3.2%
       25,500  ABN Amro Holdings NV                                           444,018
        8,000  Royal Dutch Petroleum                                          412,778
       22,300  Royal KPN NV*                                                  106,478
        5,474  Unilever NV                                                    318,193
        9,589  Wolters Kluwer NV                                              206,533
                                                                        -------------
                                                                            1,488,000
                                                                        -------------
               NEW ZEALAND -- 0.4%
       79,500  Telecom Corp of New Zealand                                    169,388
                                                                        -------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               NORWAY -- 2.8%
       77,500  Den Norske Bank Class A                                        388,774
        4,900  Elkem AS Class A                                                98,432
       79,500  Kvaerner ASA*                                                   70,750
       10,700  Norsk Hydro AS                                                 455,105
        9,400  Norske Skogindustrier AS Class A                               169,841
        9,400  Storebrand                                                      54,855
       20,200  Telenor ASA                                                     78,209
                                                                        -------------
                                                                            1,315,966
                                                                        -------------
               PORTUGAL -- 0.4%
       29,400  Electricidade de Portugal SA                                    56,711
       18,200  Portugal Telecom SA*                                           128,305
                                                                        -------------
                                                                              185,016
                                                                        -------------
               SINGAPORE -- 0.7%
       45,000  SembCorp Industries Ltd                                         40,287
        9,000  Singapore Airlines Ltd (Registered)                             66,818
       26,000  Singapore Technologies Engineering Ltd                          34,348
       24,000  Venture Manufacturing Singapore Ltd                            192,592
                                                                        -------------
                                                                              334,045
                                                                        -------------
               SPAIN -- 3.1%
        8,600  Banco Santander Central Hispano                                 68,588
       12,300  Compania Espanola de Petroleos                                 155,443
       21,000  Endesa SA                                                      314,981
        9,100  Gas Natural SDG SA                                             158,689
        3,779  Grupo Ferrovial SA                                              80,217
        7,400  Iberdrola SA                                                    93,135
       12,800  Repsol SA                                                      158,219
       12,339  Tabacalera SA Class A                                          204,392
        3,541  Telefonica de Espana SA*                                        41,289
       10,559  Telefonica Moviles SA*                                          69,689
       17,845  Terra Networks SA*                                             132,749
                                                                        -------------
                                                                            1,477,391
                                                                        -------------
               SWEDEN -- 0.9%
        3,700  Securitas AB                                                    74,079
        1,100  Svenska Cellulosa Class B                                       35,374

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SWEDEN -- CONTINUED
       72,600  Telefonaktiebolaget LM Ericsson                                309,443
                                                                        -------------
                                                                              418,896
                                                                        -------------
               SWITZERLAND -- 5.4%
          750  BK Vision AG (Bearer)*                                         144,772
          250  Givaudan                                                        82,140
        4,364  Roche Holding AG (Bearer)                                      384,705
       15,835  Roche Holding AG (Genusschein)                               1,112,556
        1,300  Swiss Reinsurance Co                                           116,889
        1,970  Swisscom AG                                                    573,871
          750  Zurich Financial Services AG                                   144,992
                                                                        -------------
                                                                            2,559,925
                                                                        -------------
               UNITED KINGDOM -- 24.1%
       30,900  Abbey National Plc                                             416,508
       11,100  Alliance & Leicester Plc                                       130,780
       32,915  ARM Holdings Plc*                                              131,751
       25,700  Associated British Food                                        187,203
        5,637  AstraZeneca Plc                                                285,114
        7,700  BAA                                                             69,538
       16,900  Barclays Plc                                                   495,995
       28,123  Bass Plc                                                       280,827
       41,000  BG Group Plc                                                   169,622
       39,200  Boots Co                                                       354,013
       77,300  BP Amoco Plc                                                   636,865
       21,200  British American Tobacco                                       194,604
      115,300  BT Group Plc*                                                  417,078
      120,355  BTR Siebe Plc                                                  163,421
       11,493  Cadbury Schweppes Plc                                           78,190
       11,090  Carlton Communications Plc                                      33,097
       19,504  Compass Group Plc                                              132,967
       83,100  Corus Group Plc*                                                96,380
       34,700  Diageo Plc                                                     412,269
       54,042  GlaxoSmithKline Plc                                          1,317,774
       33,400  Great Universal Stores Plc                                     325,963
       77,600  HBOS Plc                                                       813,303
       14,500  Imperial Tobacco Group Plc                                     192,167
        8,300  Land Securities                                                103,308
       54,100  Lloyds TSB Group Plc                                           520,329

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

   SHARE/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
       93,300  Marks & Spencer                                                496,183
       16,420  Nycomed Amersham Plc                                           166,287
       21,800  Powergen Plc                                                   237,421
       96,579  Rentokil Initial Plc                                           364,384
       20,655  Royal & Sun Alliance Insurance Group                            76,250
       10,800  Royal Bank of Scotland Group                                   264,572
       30,100  Sainsbury (J)                                                  178,063
       18,800  Scottish Hydro-Electric Plc                                    168,851
       50,700  Scottish Power Plc                                             306,202
       23,864  Smith & Nephew Plc                                             143,873
       14,349  Smiths Group Plc                                               143,893
       30,900  Tate & Lyle                                                    147,286
      247,650  Vodafone Group Plc                                             468,494
       26,645  Wolseley                                                       224,990
                                                                        -------------
                                                                           11,345,815
                                                                        -------------

               TOTAL COMMON STOCKS (COST $43,826,447)                      44,721,689
                                                                        -------------
               PREFERRED STOCKS -- 0.4%
               GERMANY -- 0.4%
        6,400  Volkswagen AG 3.46%                                            196,528
                                                                        -------------

               TOTAL PREFERRED STOCKS (COST $196,605)                         196,528
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 4.1%
               CASH EQUIVALENTS -- 3.6%
$   1,700,000  Deutsche Bank Time Deposit, 1.81%, due 3/1/02                1,700,000
                                                                        -------------

8             See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               U.S. GOVERNMENT -- 0.5%
$     250,000  U.S. Treasury Bill, 1.74%, due 5/23/02(a)                      249,003
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,949,041)               1,949,003
                                                                        -------------
               TOTAL INVESTMENTS -- 99.5%
               (Cost $45,972,093)                                          46,867,220

               Other Assets and Liabilities (net) -- 0.5%                     214,081
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  47,081,301
                                                                        =============

NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a) All or a portion of this security is held as collateral for open futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002 (UNAUDITED)

At February 28, 2002, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     21.5%
Consumer Discretionary                                         14.5
Health Care                                                    10.9
Industrials                                                    10.1
Utilities                                                       8.9
Energy                                                          7.7
Consumer Staples                                                7.0
Telecommunication Services                                      7.0
Information Technology                                          6.7
Materials                                                       5.7
                                                              -----
                                                              100.0%
                                                              =====

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $45,972,093) (Note 1)          $46,867,220
   Cash                                                            86,040
   Foreign currency, at value (cost $59,957) (Note 1)              59,433
   Receivable for investments sold                                  8,751
   Dividends and interest receivable                               66,622
   Foreign taxes receivable                                         1,510
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                                42,593
   Receivable for expenses reimbursed by Manager (Note 2)          49,464
                                                              -----------
      Total assets                                             47,181,633
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Shareholder service fee                                       5,044
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                25,524
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 5,010
   Accrued expenses                                                64,754
                                                              -----------
      Total liabilities                                           100,332
                                                              -----------
NET ASSETS                                                    $47,081,301
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $46,100,000
   Accumulated undistributed net investment income                 68,232
   Accumulated net realized loss                                  (26,055)
   Net unrealized appreciation                                    939,124
                                                              -----------
                                                              $47,081,301
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $47,081,301
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,308,021
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     20.40
                                                              ===========

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM JANUARY 29, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $6,370)             $ 68,653
   Interest                                                      4,171
                                                              --------
      Total income                                              72,824
                                                              --------
EXPENSES:
   Management fee (Note 2)                                      13,823
   Audit fees                                                   43,703
   Custodian fees                                               18,009
   Transfer agent fees                                           2,494
   Legal fees                                                      203
   Trustees fees (Note 2)                                           58
   Miscellaneous                                                   754
   Fees reimbursed by Manager (Note 2)                         (65,163)
                                                              --------
                                                                13,881
   Shareholder service fee (Note 2) - Class III                  5,183
                                                              --------
      Net expenses                                              19,064
                                                              --------
            Net investment income                               53,760
                                                              --------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (1,502)
      Closed futures contracts                                 (24,553)
      Foreign currency, forward contracts and foreign
      currency related transactions                             14,472
                                                              --------

         Net realized loss                                     (11,583)
                                                              --------

   Net unrealized appreciation (depreciation) on:
      Investments                                              895,127
      Open futures contracts                                    27,637
      Foreign currency, forward contracts and foreign
      currency related transactions                             16,360
                                                              --------

         Net unrealized gain                                   939,124
                                                              --------

      Net realized and unrealized gain                         927,541
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $981,301
                                                              ========

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              PERIOD FROM JANUARY 29, 2002
                                                              (COMMENCEMENT OF OPERATIONS)
                                                               THROUGH FEBRUARY 28, 2002
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                              $    53,760
   Net realized loss                                                      (11,583)
   Change in net unrealized appreciation (depreciation)                   939,124
                                                                      -----------
   Net increase in net assets from operations                             981,301
                                                                      -----------
   Net share transactions: (Note 5)
      Class III                                                        46,100,000
                                                                      -----------
   Increase in net assets resulting from net share
    transactions                                                       46,100,000
                                                                      -----------
      Total increase in net assets                                     47,081,301
NET ASSETS:
   Beginning of period                                                         --
                                                                      -----------
   End of period (including accumulated undistributed net
    investment income of $68,232)                                     $47,081,301
                                                                      ===========

              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                 JANUARY 29, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 20.00
                                                                     -------

Income from investment operations:
   Net investment income                                                0.02+
   Net realized and unrealized gain                                     0.38
                                                                     -------

      Total from investment operations                                  0.40
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $ 20.40
                                                                     =======
TOTAL RETURN(A)                                                         2.00%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $47,081
   Net expenses to average daily net assets                             0.55%*
   Net investment income to average daily net assets                    1.56%*
   Portfolio turnover rate                                                 0%(b)
   Fees and expenses reimbursed by the Manager to average
     daily net assets                                                   1.89%*

*    Annualized
**   Not annualized
+    Computed using average shares outstanding throughout the period.
(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
(b)  Portfolio turnover rate was less than 1%.

14            See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Disciplined Equity Fund (the "Fund"), which commenced operations on January 29, 2002, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Morgan Stanley Capital International EAFE Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2002.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2002 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2002 there were no open purchased option contracts.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2002.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2002, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2002, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $101,307 of undistributed ordinary income. These temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      The Fund has elected to defer to March 1, 2002 post-October capital losses of $26,055.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $14,472           $(14,472)         $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees, fees and expenses of the independent trustees of the Trust and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 2002, was $58. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2002 aggregated $44,033,338 and $8,784, respectively.

      At February 28, 2002 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $45,988,099       $1,626,309        $(747,188)        $879,121

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 100.0% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Period from January 29, 2002
                                                                  (commencement of operations)
                                                                    through February 28, 2002
                                                                  -----------------------------
                                                                     Shares          Amount
         Class III:                                               -------------  --------------
         Shares sold                                                2,308,021     $46,100,000
         Shares issued to shareholders in reinvestment of
           distributions                                                   --              --
         Shares repurchased                                                --              --
                                                                   ----------     -----------
         Net increase                                               2,308,021     $46,100,000
                                                                   ==========     ===========

      The Fund was formed with a $12,023,655 purchase and an initial taxable contribution of securities in-kind, which had a market value of $34,076,345 on the date of contribution.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2002 is as follows:

      FUTURES CONTRACTS

                                                                           Net Unrealized
         Number of                                                          Appreciation
         Contracts          Type          Expiration Date  Contract Value  (Depreciation)
         ---------  --------------------  ---------------  --------------  --------------
             Buys

                2         FTSE 100            March 2002     $  144,269       $    753
                8          MIB30              March 2002      1,098,412         20,220
                5           MSCI              March 2002        117,204          3,101
               62           OMX               March 2002        464,088         20,238
                                                                              --------
                                                                              $ 44,312
                                                                              ========
            Sales

               12          CAC40              March 2002     $  463,986       $(14,641)
                3      S&P Toronto 60         March 2002        163,159         (2,034)
                                                                              --------
                                                                              $(16,675)
                                                                              ========

      At February 28, 2002, the Fund had securities to cover any margin requirements on open futures contracts.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS

                                                                 Net Unrealized
         Settlement                       Units                   Appreciation
            Date     Deliver/Receive   of Currency     Value     (Depreciation)
         ----------  ----------------  ------------  ----------  --------------
              Buys
           3/22/02   CHF                 2,377,270   $1,394,870     $ (5,130)
           3/22/02   DKK                 1,716,700      199,646         (354)
           3/22/02   EUR                 3,521,859    3,044,070       (5,930)
           3/22/02   NOK                 2,715,000      303,960        3,960
           4/26/02   NZD                   435,709      182,272        2,272
           3/22/02   SEK                18,649,400    1,780,425       30,425
                                                                    --------
                                                                    $ 25,243
                                                                    ========
             Sales
           3/22/02   GBP                 2,239,443   $3,164,110     $(14,110)
           4/26/02   JPY               219,436,800    1,644,418        5,582
           4/26/02   SGD                   639,573      349,646          354
                                                                    --------
                                                                    $ (8,174)
                                                                    ========

      Currency Abbreviations:

    CHF - Swiss Franc
    DKK - Danish Krona
    EUR - Euro
    GBP - British Pound
    JPY - Japanese Yen
    NOK - Norwegian Krone
    NZD - New Zealand Dollar
    SEK - Swedish Krona
    SGD - Singapore Dollar

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDER OF
GMO INTERNATIONAL DISCIPLINED EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Disciplined Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2002

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

During the year ended February 28, 2002, the Fund paid foreign taxes of $6,370 and recognized foreign source income of $75,023.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
           Name, Address, and              Position(s)      Length of                   During Past                   Overseen
                  Age                     Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administration,          38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
           Name, Address, and              Directorships
                  Age                     Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60
Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
           Name, Address, and              Position(s)      Length of                   During Past                   Overseen
                  Age                     Held with Fund   Time Served                   Five Years                  by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
           Name, Address, and              Directorships
                  Age                     Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
                                                Position(s)      Length of            Principal Occupation(s) During Past
           Name, Address, and Age              Held with Fund   Time Served                        Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28